UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	American Skandia Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1 – Reports to Stockholders –

AMERICAN SKANDIA TRUST Financial Statements For the Annual Period Ended December 31, 2006

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This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation’s annuities
based on information provided by the underlying portfolios.

This report must be preceded or accompanied by the current
prospectuses for the American SkandiaTrust (“Trust”)
portfolios and the applicable variable life or annuity contract.
The prospectuses contain information on the investment
objectives, risks, and charges and expenses and should be read carefully.

 Past performance does not guarantee future results. The
investment return and principal value of an investment will
fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the
performance data quoted.

American
Skandia
A Prudential Financial Company

IFS-A114478 Ed. 2/2007

  Please note that inside are Prospectus Supplements dated
  December 28, 2006, February 6, 2007 and February 13, 2007.
  These documents are applicable to your variable annuity and are separate from and not a part of the Annual report.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 to obtain descriptions of the Trust’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (“the Commission”) at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Trust’s website.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Fund’s website at www.americanskandia.prudential.com or by 888-778-2888.

The Fund’s Statement of Additional Information contains information about the Fund’s Trustees and is available without charge upon request by calling (800) 752-6342.

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AMERICAN SKANDIA TRUST

PROSPECTUS DATED MAY 1, 2006

SUPPLEMENT DATED DECEMBER 28, 2006

This supplement sets forth changes to the Prospectus, dated May 1, 2006 (Prospectus), of American Skandia Trust (the Fund). All of the Fund’s Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

I.  The Board of Trustees of the Fund recently approved changes in certain benchmarks of the following international and global portfolios of the Fund (the Portfolios) as indicated in the table below. In particular, the Portfolios will now use a “gross dividends” (GD) version of the benchmark rather than a “net dividend” (ND) version of the benchmark. Based on a recommendation of the Fund’s Manager, the Board determined that the GD versions of the benchmarks, which generally reflect higher returns, are more appropriate benchmarks for the Portfolios.

Portfolio	Prior Benchmark	New Benchmark

AST MFS Global	MSCI World Index (ND)	MSCI World Index (GD)
Equity Portfolio	MSCI EAFE Index (ND)	MSCI EAFE Index (GD)
AST International	MSCI EAFE Index (ND)	MSCI EAFE Index (GD)
Growth Portfolio
AST International	MSCI EAFE Index (ND)	MSCI EAFE Index (GD)
Value Portfolio
AST Global Allocation	MSCI EAFE Index (ND)	MSCI EAFE Index (GD)
Portfolio*
AST JP Morgan	MSCI EAFE Index (ND)	MSCI EAFE Index (GD)
International Equity
Portfolio
*partial benchmark

To reflect the change in the Portfolios’ benchmarks, the table of average annual total returns appearing in the section of the Prospectus titled “PAST PERFORMANCE” for each of the Portfolios is hereby amended by including performance information with respect to the MSCI EAFE Index (GD) or MSCI World Index (GD), as set forth below:

AST MFS Global Equity Portfolio

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception
MSCI World Index (GD)±	10.03	2.64	1.60
MSCI EAFE Index (GD))±	14.01	4.95	3.49

±The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada,

Australasia and the Far East. The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio no longer utilizes the ND (net dividends) versions of either the MSCI World Index or the MSCI EAFE Index, and instead now utilizes the GD (gross dividends) versions of each index. The ND and GD versions of the MSCI World Index and the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST International Growth Portfolio

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (1/2/1997)
MSCI EAFE Index (GD)±	14.01	4.95	6.64

±The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio no longer utilizes the ND (net dividends) version of the MSCI EAFE Index, and instead now utilizes the GD (gross dividends) version. The GD version differs from the ND version in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST International Value Portfolio

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
MSCI EAFE Index (GD)±	14.01	4.95	6.18

±The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio no longer utilizes the ND (net dividends) version of the MSCI EAFE Index, and instead now utilizes the GD (gross dividends) version. The GD version differs from the ND version in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Global Allocation Portfolio

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Current Blended Index±	5.96	2.97	7.96

±The former Blended Index consisted of the Russell 3000 Index (48%), the MSCI EAFE Index (ND) (12%), and the Lehman Brothers Aggregate Bond Index (40%). The current Blended Index consists of the Russell 3000 Index (48%), the MSCI EAFE Index (GD) (12%) and the Lehman Brothers Aggregate Bond Index (40%). The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio no longer utilizes the ND (net dividends) version of the MSCI EAFE Index, and instead now utilizes the GD (gross dividends) version. The GD version differs from the ND version in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST JP Morgan International Equity Portfolio

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
MSCI EAFE Index (GD)±	14.01	4.95	6.18

±The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio no longer utilizes the ND (net dividends) version of the MSCI EAFE Index, and instead now utilizes the GD (gross dividends) version. The GD version differs from the ND version in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

II. AST International Value Portfolio (formerly AST LSV International Value Portfolio)

All references to the allocation of assets among subadvisers for the AST International Value Portfolio contained in the Prospectus or any Supplement to the Prospectus are hereby deleted and replaced with the following:

Effective November 13, 2006, the AST LSV International Value Portfolio became the AST International Value Portfolio. Thornburg Investment Management, Inc. (Thornburg) joined LSV Asset Management (LSV) as a subadviser to the AST International Value Portfolio effective November 17, 2006. It is expected that LSV will be responsible for managing approximately 40% of the Portfolio’s assets, and that Thornburg will be responsible for managing approximately 60% of the Portfolio’s assets.

Under normal conditions, the Investment Managers will determine the division of the assets and cash flows for the AST International Value Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the applicable subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among the applicable subadvisers, transfer assets between the applicable subadvisers, or change the allocation of cash inflows or cash outflows among the applicable subadvisers for any reason and at any time without prior notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

III. AST High Yield Portfolio

The Board of Trustees of the Fund recently considered and approved a change to the investment policies of the AST High Yield Portfolio as set forth immediately below.

Former Investment Policy	New Investment Policy

The Portfolio invests, under
normal circumstances, at
least 80% of its net assets
plus any borrowings for
investment purposes in
high-yield, fixed-income
securities that are non-
investment grade securities.

The Portfolio will invest,
under normal
circumstances, at least 80%
of the Portfolio’s net assets
plus any borrowings for
investment purposes in
non-investment grade high-
yield fixed-income
investments, including
exposure to credit linked
instruments and derivatives.

This change will enable the AST High Yield Portfolio to invest at least 80% of its net assets plus any borrowings for investment purposes in non-investment grade high-yield fixed-income investments rather than securities and expressly allows for the use of credit default instruments. All references to the former investment policy are hereby deleted and replaced with references to the new investment policy.

The following paragraph is added to the Prospectus in the section entitled “Investment Objectives and Policies—AST High Yield Portfolio” after the paragraph entitled “Junk Bond Risk.”

Credit Default Swap Agreements and Similar Instruments. The AST High Yield Portfolio may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the AST High Yield Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The AST High Yield Portfolio may be either the buyer or seller in the transaction. If the AST High Yield Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the AST High Yield Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the AST High Yield Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. The AST High Yield Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by PIMCO to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the AST High Yield Portfolio. When the AST High Yield Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

ASTSUP3

AMERICAN SKANDIA TRUST (AST)
AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI)
DATED MAY 1, 2006

SUPPLEMENT DATED FEBRUARY 6, 2007

Drew W. Demakis is no longer a portfolio manager for the ASTAllianceBemstein Managed Index 500 Portfolio. Mr. Demakis has been replaced by Josh Lisser, who is now the portfolio manager for the Portfolio.

To reflect these changes, all references and information pertaining to Mr. Demakis contained in the Prospectus and SAI are hereby deleted. To further reflect these changes, the following new information pertaining to Mr. Lisser is hereby included:

The section of the Prospectus entitled “Management of the Trust: Investment Managers and Portfolio Managers” is supplemented by adding the following in the discussion pertaining to AllianceBernstein L.P.:

Day-to-day investment management decisions for the AST AllianceBernstein Managed Index 500 Portfolio are made by the U.S. Structured Equity Investment Policy Group, which is chaired by Josh Lisser. Mr. Lisser is a Senior Vice President and Chief Investment Officer-Structured Equities, and a member of the Blend Strategies team. He joined Alliance Capital in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.

The following amends the section of the Statement of Additional Information entitled “Organization and Management of the Trust: Portfolio Managers – Other Accounts Managed by Portfolio Managers.” Information furnished for Mr. Lisser is as of December 31, 2006.

AST AllianceBernstein Managed Index 500 Portfolio
Subadviser	Portfolio	Registered	Other Pooled	Other	Ownership of
	Manager(s)	Investment	Investment	Accounts	Fund Securities
		Companies	Vehicles
AllianceBernstein L.P.	Josh Lisser	30 registered	306 other accounts	292 other accounts	None
		investment	with $27.6 billion	with $77.7 billion
		companies with	in assets under	in assets under
		$35.7 billion in	management. 2 of	management. 42
		assets under	these accounts	of these accounts
		management	utilize	utilize
			performance-based	performance-based
			fees, with assets	fees, with asses
			under management	under management
			of $620 million.	of $9.8 billion.

ASTSUP6

AST PIMCO TOTAL RETURN BOND PORTFOLIO, A SERIES OF
AMERICAN SKANDIA TRUST

SUPPLEMENT DATED FEBRUARY 13, 2007 TO THE PROSPECTUS DATED MAY 1, 2006

This supplement amends the current Prospectus of the above-referenced portfolio (the “Fund”), and is in addition to any other supplement(s) to the Fund’s current Prospectus. The Fund’s Prospectus is amended by adding the following disclosure:

        The Manager recently reevaluated the financial statement presentation of certain derivative instruments held by the Funds, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 (“FAS 140”). The application of the provisions of FAS 140 entailed a reclassification of transactions in which the Fund sells a municipal bond to a special purpose trust in order to create an inverse floater which the Fund receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Fund to leverage risk, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings. The application of the provisions of FAS 140 with respect to inverse floaters otherwise acquired by the Fund is not currently subject to this reevaluation.

        Although the Manager believes that the Fund’s historical accounting treatment of inverse floaters has been consistent with prevailing mutual fund industry accounting practices, it has analyzed the impact of applying FAS 140 to the reporting and presentation of the Fund’s inverse floaters in each Fund’s financial statements, including the Fund’s Financial Highlights, and has concluded that the cumulative impact of this change of accounting treatment was not material to prior financial statements.

        Future financial statements for the Fund will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Fund will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Fund also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Fund’s expense ratio to increase. However, neither the Fund’s net income nor its distributions to shareholders is impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Fund (instead of only the interest the Fund received on the inverse floater certificates it held directly).

        To the extent that the Fund owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Fund’s gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Fund’s liabilities. The Fund’s net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.

ASTSUP5

GLOSSARY OF BENCHMARK DEFINITIONS

Balanced Blended Index (AST American Century Strategic Balanced Portfolio) — The Balanced Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Aggregate Bond Index at 40%. The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Balanced Blended Index ( AST T. Rowe Price Asset Allocation Portfolio) — The Balanced Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Credit Index at 40%. Lehman Brothers Government/Credit Index is a composite made up of the Lehman Brothers Government and Credit bond indices that includes U.S. government Treasury and agency securities as well as high-grade corporate bonds.

For the Blended Index definitions below The ND and GD versions of the MSCI EAFE differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends.

Blended Index1 (AST Global Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 48%, the Lehman Brothers Aggregate Bond Index at 40% and the MSCI EAFE Index (GD) at 12%. The Russell 3000 Index is an unmanaged capitalization-weighted index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

Blended Index2 (AST Global Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 48%, the Lehman Brothers Aggregate Bond Index at 40% and the MSCI EAFE Index (ND) at 12%. The Russell 3000 Index is an unmanaged capitalization-weighted index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

Blended Index1 (AST Aggressive Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 80% and the MSCI EAFE Index (GD) at 20%.

Blended Index2 (AST Aggressive Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 80% and the MSCI EAFE Index (ND) at 20%.

Blended Index1 (AST Capital Growth Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 64% the MSCI EAFE Index (GD) at 16% and the Lehman Aggregate Index at 20%.

Blended Index2 (AST Capital Growth Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 64% the MSCI EAFE Index (ND) at 16% and the Lehman Aggregate Index at 20%.

Blended Index1 (AST Balanced Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 52% the MSCI EAFE Index (GD) at 13% and the Lehman Aggregate Index at 35%.

Blended Index2 (AST Balanced Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 52% the MSCI EAFE Index (ND) at 13% and the Lehman Aggregate Index at 35%.

Blended Index1 (AST Conservative Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 44% the MSCI EAFE Index (GD) at 11% and the Lehman Aggregate at 45%.

Blended Index2 (AST Conservative Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 44% the MSCI EAFE Index (ND) at 11% and the Lehman Aggregate at 45%.

Blended Index1 (AST Preservation Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 28% the MSCI EAFE Index (GD) at 7% and the Lehman Aggregate at 65%.

Blended Index2 (AST Preservation Asset Allocation Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 28% the MSCI EAFE Index (ND) at 7% and the Lehman Aggregate at 65%.

Blended Index (AST First Trust Balanced Target Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 65% and the Lehman Aggregate Index at 35%.

Blended Index (AST First Trust Capital Appreciation Target Portfolio) — The Blended Index is calculated by weighting the Russell 3000 Index at 80% and the Lehman Aggregate Index at 20%.

Blended Index1 (AST Advanced Strategies Portfolio) — The Blended Index is calculated by weighting the MSCI World Index (GD) at 50% the Russell 3000 Index at 10% the Lehman Aggregate Bond Index at 15% the JP Morgan Government Bond Index Non-US (US$ Hedged) at 10% the JP Morgan EMBI Global Index (US$) at 5% and the Lehman Brothers US TIPS Index at 10%.

Blended Index2 (AST Advanced Strategies Portfolio) — The Blended Index is calculated by weighting the MSCI World Index (ND) at 50% the Russell 3000 Index at 10% the Lehman Aggregate Bond Index at 15% the JP Morgan Government Bond Index Non-US (US$ Hedged) at 10% the JP Morgan EMBI Global Index (US$) at 5% and the Lehman Brothers US TIPS Index at 10%.

Dow Jones Wilshire REIT Index — The Dow Jones Wilshire REIT Index is a subset of the Dow Jones Wilshire Real Estate Securities Index and includes only REITs. To be included in the Dow Jones Wilshire REIT Index, a company must be an equity owner and operator of commercial (or residential) real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity.

Lehman Brothers Aggregate Bond Index — The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Lehman Brothers Global Aggregate Bond Index — The Lehman Brothers Global Aggregate Bond Index is an unmanaged measure of the global investment grade bond markets and is composed of the U.S. Aggregate Index, Pan European Aggregate Index, Asian-Pacific Aggregate Index and treasury obligations of Australia, Canada and New Zealand.

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

GLOSSARY OF BENCHMARK DEFINITIONS

Lehman Brothers U.S. Corporate High Yield Index — The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

ML 1-3 Year Index — The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of treasury issues with maturities ranging from 1-2.99 years.

ML U.S. High Yield Master II Index — The Merrill Lynch U.S. High Yield Master II Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

MSCI EAFE Index — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The ND and GD versions of the MSCI EAFE differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

MSCI World Index — The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The ND and GD versions of the MSCI World Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

NAREIT Equity Index — The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index comprised of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market System.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index — The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index – comprises securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

Russell 3000 Value Index – measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indices.

Russell MidCap Growth Index is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Mid-Cap Value Index – The Russell Mid-Cap Value Index measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index — The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the counter market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

All index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

TABLE OF CONTENTS

AMERICAN SKANDIA TRUST

■	LETTER TO CONTRACT HOLDERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORT
A1 Financial Statements
B1 Schedule of Investments
C1 Notes to Financial Statements
D1 Financial Highlights
E1 Report of Independent Registered Accounting Firm
F1 Management of the America Skandia Trust

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

January 31, 2007	American Skandia A Prudential Financial Company

Dear Contract Holder:

At Prudential, we are committed to helping you achieve and sustain financial success. We hope that you find the annual report for American Skandia Trust to be an informative and valuable resource.

Each year, we remind our clients about the benefits of diversification within their portfolios. A diversified portfolio helps you manage downside risk by not being overly invested in any particular asset class, and it helps better position your investments as asset classes rotate in and out of favor. Not only is diversification the best way to balance risk and return, but it can also help align your long-term goals with your risk tolerance. The result is a portfolio that may help you weather market fluctuations and more closely meet your long-term needs.

Contact your financial professional to take the first step in creating a diversified investment plan. Together you should review your reasons for investing, personal investment horizon and risk tolerance to develop a strategy that works best for you. A carefully chosen and broad mix of assets—reviewed periodically over time—can help you stay focused on meeting your long-term objectives.

Thank you for selecting our financial products. At Prudential, your financial security is our priority and we value the opportunity to help you grow and protect your wealth.

Sincerely,

David R. Odenath, Jr.
President,
American Skandia Trust

American Skandia Trust AST JPMorgan International Equity Portfolio	December 31, 2006
Subadvised by: JPMorgan Investment Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST JPMorgan International Equity Portfolio	22.79%	11.21%	8.44%
MSCI EAFE Index (ND)	26.34	14.98	7.71
MSCI EAFE Index (GD)	26.86	15.43	8.06
Portfolio inception: 4/19/1989.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the JPMorgan International Equity Portfolio had a total return that was below the exceptionally high return of its benchmark, the MSCI EAFE Index (GD).

In 2006, international markets continued to outperform domestic markets, benefiting from strong corporate earnings and a drop in the U.S. dollar against most major currencies except the Japanese yen. Indexes continued to beat actively managed international funds. Within the Lipper international equity category, large-cap value and small-cap growth managers outperformed large-cap growth managers. The Portfolio is managed in a slightly less aggressive style than its peers, using bottom-up fundamental research to select high-quality (less debt and more consistent earnings), generally large-capitalization companies. While stock selection and style detracted from its performance, the Portfolio nonetheless posted an impressive double-digit return.

Stock selection in the financials and industrials sectors failed to keep pace with the strong sector performance in the Portfolio’s benchmark. Conversely, stock selections in the consumer discretionary, technology, and energy sectors added value compared with the benchmark, although the energy sector overall underperformed the broader market.

The Portfolio follows a bottom-up stock selection process, not actively selecting country allocations. A modest exposure to emerging markets, which are not included in its benchmark, proved beneficial. Stocks in Brazil and Mexico rallied on increased investor confidence that central bank interest rate cuts will promote economic stability. The Portfolio also benefited from an underexposure to Japan, which significantly underperformed the broader international markets when an anticipated economic resurgence failed to materialize. However, the Portfolio’s selection of Japanese stocks didn’t keep up with the Japan component of its benchmark. In Europe, the Portfolio’s holdings in the U.K. and France added value compared with the benchmark, while those in Spain and Germany detracted.

The Portfolio’s preference for high-quality companies benefited its performance as they outperformed more volatile firms. An overexposure to large-cap stocks, which is typical of the Portfolio, detracted from performance in 2006 when smaller-cap stocks outperformed. Overall the Portfolio’s exposure to risk factors was positive.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST International Growth Portfolio	December 31, 2006
Subadvised by: William Blair & Company, LLC, Marsico Capital Management LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST International Growth Portfolio	20.97%	11.27%	9.50%
MSCI EAFE Index (ND)	26.34	14.98	7.71
MSCI EAFE Index (GD)	26.86	15.43	8.06
Portfolio inception: 1/2/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the International Growth Portfolio had a total return that was below the MSCI EAFE Index (GD).

International stock markets were very strong in 2006, aided by the decline of the U.S. dollar against most major currencies, except the Japanese yen. The Portfolio captured most of this strength and provided an excellent return by historical standards. The major reason it underperformed its style-neutral benchmark was its growth investing style, which trailed the value style over the year by a significant amount. The Portfolio was primarily managed by William Blair & Company, L.L.C., with Marsico Capital Management assuming somewhat less than a third of the Portfolio’s assets in November 2006. The change in structure was not in place long enough to have had a significant impact on the Portfolio’s 2006 performance.

Investment style was reflected in an underexposure compared with the benchmark in value characteristics and an overexposure to more volatile stocks. The high earnings growth that Blair seeks is usually accompanied by greater share price volatility. The Portfolio’s overweight in technology and underweight in the materials and utilities sectors, also characteristic of a growth style, hurt its relative performance. In addition, the Portfolio’s holdings generated an underexposure to the British pound and overexposure to the South African rand compared with the benchmark, which further hurt its return.

Aside from these style factors, stock selection was strong. Major contributors to the Portfolio’s return included the Spanish clothing designer-retailer Inditex (which operates the Zara chain, among others, primarily in Europe) and China Life Insurance (Hong Kong). The Portfolio was relatively light in Japan, which also helped its performance.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST International Value Portfolio	December 31, 2006
Subadvised by: LSV Asset Management, Thornburg Investment Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST International Value Portfolio	27.45%	14.28%	7.06%
MSCI EAFE Index (ND)	26.34	14.98	7.71
MSCI EAFE Index (GD)	26.86	15.43	8.06
Portfolio inception: 5/2/1995.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the International Value Portfolio had a total return that was above the MSCI EAFE Index (GD).

LSV Asset Management managed the Portfolio throughout the year. On November 17, 2006, Thornburg Investment Management, whose investment substyle is complementary to LSV’s, was added as co-manager. Whereas LSV is a deep value manager, using quantitative techniques based upon studies of investors’ biases, Thornburg’s strategy is more flexible, including stocks with less pronounced value characteristics. LSV’s methods are purely quantitative, whereas Thornburg performs fundamental research on companies to develop proprietary estimates of their intrinsic value. However, Thornburg’s addition to the Portfolio late in the year meant it had little impact on performance for 2006.

LSV’s deep value approach characteristically leads to an emphasis on smaller firms and to more pronounced overall value characteristics than the MSCI EAFE Index (GD). These qualities were favored by the markets in 2006. Aside from these characteristics of the Portfolio holdings, several of its positions in the banking, business services, machine engineering, and metals industries outperformed the benchmark. Many of these firms were domiciled in Australia, Hong Kong, France, and Greece. However, LSV keeps its country distribution close to that of its index, so the geographic distribution of the Portfolio holdings were largely neutral to its relative performance.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST MFS Global Equity Portfolio	December 31, 2006
Subadvised by: Massachusetts Financial Services Company (MFS)

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST MFS Global Equity Portfolio	24.30%	12.05%	7.01%
MSCI World Index (ND)	20.07	9.97	3.62
MSCI World Index (GD)	20.65	10.49	4.06
MSCI EAFE Index (ND)	26.34	14.98	6.09
MSCI EAFE Index (GD)	26.86	15.43	6.47
Portfolio inception: 10/18/1999.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the MFS Global Equity Portfolio had a total return that was above the MSCI World Index (GD). (The difference between the World Index and EAFE Index is that the World Index includes Canada and the United States.)

Global markets were slow in the first half of 2006, but, after a broad market correction in May, rebounded to end the year with a strong return. U.S. investors benefited from both robust overseas markets and a precipitous drop in the U.S. dollar against most major currencies except the Japanese yen. U.S. stocks responded favorably to declining oil prices and steady interest rates. European stocks benefited from corporate restructuring and improved exports.

The Portfolio posted a very strong return. Stock performance came from numerous sectors and multiple geographic regions. The top contributors were Bayer Schering Pharma (Germany, health and personal care), Credit Agricole (France, banking), Canon (Japan, optical devices), and several electronic components and instruments companies, including Intel (United States), Schneider Electric (France), and Dell (United States). Three technology capital equipment companies located in the U.S. and Europe dampened relative returns.

Because the Portfolio emphasizes fundamental stock research, country and region allocations are a by-product of stock picking rather than an active top-down decision. The Portfolio had a significant overexposure to France and Switzerland and an underexposure to Japan compared with the MSCI World Index (GD), all of which boosted its return. It was hurt by its underexposure to the United States and the Netherlands.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Small-Cap Growth Portfolio	December 31, 2006
Subadvised by: Eagle Asset Management; Neuberger Berman Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Small-Cap Growth Portfolio	12.61%	0.26%	2.69%
S&P Index	15.78	6.18	8.42
Russell 2000® Index	18.37	11.39	9.44
Russell 2000® Index	13.35	6.93	4.88
Portfolio inception: 1/4/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements total returns would be lower.

“The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the Small-Cap Growth Portfolio had a total return that was below the Russell 2000 Growth Index.

Management was shared by Neuberger Berman and Eagle Asset Management. Neuberger Berman looks for small, undervalued but growing companies and tries to hold them until their value is recognized by other investors. Eagle looks for firms with rapid growth characteristics such, as accelerating but sustainable earnings growth, a positive earnings catalyst, high or expanding return on equity, and good management.

Neuberger Berman generally maintains a “beta” less than the Russell 2000 Growth Index, meaning that its holdings will tend to move in the same direction as that Index, but somewhat less. Eagle’s beta, while usually low also, may or may not be less than the Index. The overall portfolio generally has a lower beta than the Russell 2000 Growth Index. This conservative approach was not favored by the markets in 2006, particularly during the first and fourth quarters of the year. When the markets rose rapidly, the Portfolio’s performance relative to the Russell 2000 Growth Index also was hurt by the cash on its balance sheet, although the amount was a reasonable consequence of managing its cash flow. The Index has no cash, but other annuity portfolios in the peer group generally do, and this factor would have affected them to varying degrees.

Aside from these general risk characteristics, the Portfolio’s stock selection was successful, particularly in the industrials and basic materials sectors. This was primarily due to Eagle, which selected well in those sectors as well as in the technology, financials, and consumer non-cyclical sectors. Neuberger Berman’s selection was weaker, particularly in the healthcare, consumer services, consumer cyclicals, technology, and financials sectors. Both managers had less exposure to volatile stocks than the Russell 2000 Growth Index, and this benefited the Portfolio’s return.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST DeAM Small-Cap Growth Portfolio	December 31, 2006
Subadvised by: Deutsche Asset Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST DeAM Small-Cap Growth Portfolio	7.76%	5.13%	1.58%
Russell 2000® Index	18.37	11.39	9.50
Russell 2000® Growth Index	13.35	6.93	4.37
Portfolio inception: 1/4/1999.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the DeAM Small-Cap Growth Portfolio had a total return that was substantially below its style-specific benchmark index, the Russell 2000 Growth Index.

Deutsche Asset Management uses a quantitative process to hold many overall Portfolio risk characteristics close to those of the Russell 2000 Growth Index, while emphasizing certain valuation, growth, and market sentiment measures. It is intended to neutralize most risk factors and add value compared with the benchmark by stock selection.

Stock selection was indeed the primary reason for the Portfolio’s poor 2006 performance, with subpar returns in three traditional growth sectors, the technology, healthcare, and consumer discretionary sectors. In addition, the Portfolio emphasized stocks of larger companies within the Russell 2000 universe, while investors generally favored the small-firm end of the range.

The Portfolio benefited from a characteristic tendency of its quantitative process to favor stocks with below-average valuations. In a year when the markets strongly favored value stocks, this bias improved the Portfolio’s performance primarily in the financials, technology, and materials sectors.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Federated Aggressive Growth Portfolio	December 31, 2006
Subadvised by: Federated Equity Management Company of Pennsylvania.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Federated Aggressive Growth Portfolio	12.91%	12.79%	4.57%
Russell 2000® Index	18.37	11.39	9.11
Russell 2000® Growth Index	13.35	6.93	1.59
Portfolio inception: 10/23/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the Federated Aggressive Growth Portfolio had a total return that was slightly below the Russell 2000 Growth Index.

The manager of the Portfolio invests in small profitable companies that are growing rapidly. They try to find such firms before they are widely recognized by performing proprietary fundamental research on companies that are not widely followed by analysts.

The Portfolio captured much of the return of the Russell 2000 Growth Index, a good return for small-cap growth stocks compared to the past decade. The Portfolio’s slight underperformance of that Index was due to both sector exposures and stock selection. It had a sizeable overweighting in the transportation sector, which was affected by high fuel costs and the near-universal expectation that the global economy would slow. Of several holdings in the industry, air cargo company ABX Air had a particularly substantial impact. It announced that a major customer was cutting back usage and it posted lower fourth quarter earnings than Federated expected. An underweight in the high-performing energy sector compared with the benchmark and a slight overweighting in healthcare also dragged down relative performance. Jupitermedia, an Internet company that provides stock photographs and other digital content, was another significant detractor. Its shares tumbled as earnings dropped for two consecutive quarters.

The impact of poor performers was partially offset by the Portfolio’s strong choices. MEMC Electronic Materials, which produces silicon wafers for the semiconductor industry, benefited from improved pricing and rising sales. Central European Media Enterprises, an operator of television stations in the growing Central and Eastern European markets, and U.S. sporting goods retailer Dicks Sporting Goods also contributed significantly to the Portfolio’s return.

The overall Portfolio had low exposure to stocks with recent histories of rising share prices (momentum). This helped its performance in a market that tended not to reward growth characteristics.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Goldman Sachs Small Cap Value Portfolio	December 31, 2006
Subadvised by: Goldman Sachs Asset Management L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Goldman Sachs Small Cap Value Portfolio	17.24%	13.95%	13.29%
Russell 2000® Index	18.37	11.39	8.09
Russell 2000® Value Index	23.48	15.37	11.38
Portfolio inception: 1/2/1998.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the Goldman Sachs Small-Cap Value Portfolio had a total return below the Russell 2000 Value Index.

The Russell 2000 Value Index was a top-performer in 2006, and active managers of small-cap value portfolios generally struggled to keep up. Nonetheless, the Portfolio provided an attractive double-digit return, outperforming its peer group.

The Portfolio is managed in a traditional value style with an emphasis on quality (profitability and management team). The manager employs a conservative strategy that will typically outperform in weaker markets when investors prefer quality stocks and when markets favor more traditional value sectors such as energy, industrials, and materials. Conversely, the Portfolio may underperform when more speculative or lower quality stocks are driving the market. Value stocks outperformed core stocks by five percentage points or more and growth stocks by more than 10 percentage points in the small-cap, mid-cap, and large-cap capitalization ranges. Within value, investors clearly preferred the more speculative names. The Portfolio overall had less pronounced value characteristics and higher quality than its benchmark, which hurt its performance.

Stock selection and sector allocations also detracted from the Portfolio’s performance relative to the benchmark. Although it posted healthy gains in the consumer cyclicals, industrials, and financials sectors, there were losses in the financial services, basic materials, and healthcare sectors. The Portfolio’s slight underweight compared with its benchmark in the telecommunications sector was detrimental as the sector generally benefited from tremendous cash flows, strong earnings growth, and merger activity. A small underweight in the metals & mining industry was also unrewarded. The sector positioning was in line with the manager’s process.

The Portfolio’s emphasis on higher-quality firms will typically result in less volatility than the benchmark. Although less volatile stocks generally outperformed during the market correction in May and June, higher-volatility stocks fared much better in the second half as the market posted solid gains. Therefore, the Portfolio’s risk positioning was not rewarded.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Small-Cap Value Portfolio	December 31, 2006
Subadvised by: JPMorgan Investment Management Inc; Lee Munder Investments, Ltd.; Dreman Value Management, LLC and ClearBridge Advisors LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Small-Cap Value Portfolio	20.04%	12.90%	10.74%
Russell 2000® Index	18.37	11.39	9.44
Russell 2000® Value Index	23.48	15.37	13.27
Portfolio inception: 1/2/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the Small-Cap Value Portfolio had a total return that was below the Russell 2000 Value Index. The Portfolio is managed by four independently operating subadvisors: JPMorgan Investment Management, ClearBridge Advisors, Lee Munder Capital Management, and Dreman Value Management. Dreman replaced Integrity Asset Management on March 20, 2006.

The Russell 2000 Value Index was a top performer in 2006 and actively managed small-cap funds generally struggled to keep up. Most of the ways in which the Portfolio differed from its benchmark hurt its relative performance. Nonetheless, the Portfolio provided a double-digit return and outperformed its peer group by more than 2.7 percentage points. The Portfolio lagged its benchmark primarily due to greater exposure to stocks that had recently been rising and to very actively traded stocks, which reflects institutional investors’ interest. Such stocks underperformed the benchmark. The Portfolio also was hurt by differences from its benchmark in the distribution of market capitalizations within the small-cap universe.

Style and sector exposures also hurt relative performance. Value continued to outperform growth in 2006, and the Portfolio was underweight in value characteristics and overweight in growth factors. Its underweight in financials, particularly REITS and asset management stocks, which did well for the period, and its overweight in industrials, driven by the Dreman and ClearBridge holdings, moderately hurt its performance.

Stock-specific factors boosted returns, driven by the solid performance of the Lee Munder and Dreman sleeves. JPMorgan and ClearBridge holdings detracted from relative performance although no one holding had a significant impact on performance. Broadly speaking, stocks in the energy, consumer cyclical and industrial sectors enhanced performance. Specifically, overweights in the Dreman and Lee Munder sleeves in energy reserves, environmental services, trucks/air/sea freight and publishing industries did particularly well. Earnings yield, a company’s earnings per share divided by its share price, also added value, as the subadvisors tend to focus on companies that generate consistent earnings.

The Portfolio is constructed using a multi-manager structure that combines complementary managers employing different investment strategies. JPMorgan, which manages the majority of its assets, follows a structured approach; Dreman emphasizes contrarian and traditional value investing; Munder follows a traditional value investment strategy; and ClearBridge follows a more relative value approach. The result is a Portfolio that may be generally characterized as relative value. It is not unusual for it to have greater exposure than the value index to momentum and growth characteristics and less exposure in value characteristics. In 2006 these exposures detracted from its performance. Over time, the Portfolio’s general characteristics should be in line with the Russell 2000 Value index while its risk profile should be somewhat less than the Index. We would expect to see most of the Portfolio’s comparative return come from stock-specific factors rather than from risk exposures as in 2006.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST DeAM Small Cap Value Portfolio	December 31, 2006
Subadvised by: Deutsche Asset Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
		Since
	1-Year	Inception
AST DeAM Small Cap Value Portfolio	19.95%	11.29%
Russell 2000® Index	18.37	11.10
Russell 2000® Value Index	23.48	13.45
Portfolio inception: 5/1/2002.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the DeAM Small-Cap Value Portfolio had a total return that was below the Russell 2000 Value Index.

Deutsche Asset Management uses a quantitative process to hold many overall Portfolio risk characteristics close to those of the Russell 2000 Value Index, while emphasizing certain valuation, growth, and market sentiment measures. It is intended to neutralize most risk factors and add value compared with the benchmark by stock selection.

The Portfolio captured most of the return of a strong small-cap value market in 2006. Its stock selection added value relative to the Russell 2000 Value Index in the consumer discretionary, financials, and technology sectors. However, despite a market that favored stocks of firms with low credit quality, the Portfolio’s low credit-quality holdings in the consumer staples and utilities sectors detracted from its performance relative to the benchmark. Moreover, the Portfolio’s emphasis on larger firms within the small-cap universe and modestly larger exposure to growth characteristics hurt its performance relative to the Index.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2006
Subadvised by: Goldman Sachs Asset Management L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
			Since
	1-Year	5-Year	Inception
AST Goldman Sachs Mid-Cap Growth Portfolio	6.28%	4.34%	-10.11%
S&P Mid-Cap 400 Index	10.32	10.89	9.23
Russell Mid CapTM Growth Index	10.66	8.22	-0.67
Portfolio inception: 5/1/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell Mid CapTM Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the Goldman Sachs Mid-Cap Growth Portfolio had a total return that was below the Russell Mid Cap Growth Index.

Value stocks outperformed core stocks by five percentage points or more and growth stocks by more than 10 percentage points in the small-cap, mid-cap, and large-cap capitalization ranges. Although value clearly outperformed growth, all styles and market capitalizations advanced. The Russell Mid Cap Growth Index posted a double-digit return.

The Portfolio is managed in a more aggressive style than its benchmark, so we expect its stocks to vary in performance more than the average Index component. Its emphasis on higher-quality companies with “growthier” characteristics relative to its benchmark, including improving earnings growth and higher average price-to-earnings ratios (p/e), hurt performance in a year when value outperformed growth.

Sector allocations also detracted from performance. The manager’s investment process favors stocks of companies that have strong free cash flow, attractive valuations, and relatively low levels of debt. This led to an overweight in media stocks in 2005 and 2006. Media stocks were once again a drag on performance in 2006, although the position was rewarded in the fourth quarter when media and telecommunication stocks helped drive the market. Underweights in financial services and basic materials also hurt performance as these sectors posted nearly 20% returns for the year.

The Portfolio’s performance was marginally hurt by stock selection. A number of gains for the year were offset by two technology positions and two consumer cyclical positions.

Overall, the Portfolio benefited from being slightly more volatile than the benchmark. However, volatility was less than the market in the first half of 2006, which helped when the market corrected in May. For most of the second half of the year, volatility was higher and this proved profitable when the market turned around and posted strong results until year-end.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Neuberger Berman Mid-Cap Growth Portfolio	December 31, 2006
Subadvised by: Neuberger Berman Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Neuberger Berman Mid-Cap Growth Portfolio	14.06%	6.18%	6.97%
S&P Mid-Cap 400 Index	10.32	10.89	13.47
Russell Mid CapTM Growth Index	10.66	8.22	8.62
Portfolio inception: 10/20/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell Mid CapTM Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the Neuberger Berman Mid-Cap Growth Portfolio had a total return that was significantly above its benchmark indexes.

Neuberger Berman manages the Portfolio with both top-down (sector and risk factor) judgments and bottom-up (individual stock) selection. Its stock selection process focuses on earnings quality, defined in terms of several factors related to cash flow and earning trends.

The Portfolio had a good return in a year when value investing beat its growth investing style by almost 10 percentage points in the Russell Midcap universe. The Portfolio outperformed its style-specific benchmark, the Russell Midcap Growth Index, primarily due to strong stock selection. Many of its holdings performed well, but the largest contributions came from MasterCard and CB Richard Ellis Group. The credit card company MasterCard had been owned by banks, but first issued stock in May. Its share price climbed sharply from the initial offering price. The rise of shares of CB Richard Ellis, a commercial real estate services company (investment advising and property management), was due in part to its plan to acquire Trammel Crow, another real estate services firm. The combined firm would have more than 10% of the commercial real estate services market.

The Portfolio’s sector and industry emphases also helped its return, despite an unfortunate underweight in the strong energy sector. It benefited particularly from overweighting the hotel industry. Its exposures to other risk factors dragged on its return. For example, it was exposed to stocks that tend to above-average upwards share price movements, a factor that wasn’t rewarded in this year’s markets. Its “beta,” or tendency to exaggerate, dampen, or counter the return of its style-specific benchmark index, also constrained its return. It fell to below-benchmark levels (a tendency to dilute the benchmark movements) near the end of 2006 when the market was still rising rapidly.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Neuberger Berman Mid-Cap Value Portfolio	December 31, 2006
Subadvised by: Neuberger Berman Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Neuberger Berman Mid-Cap Value Portfolio	10.75%	13.20%	11.61%
S&P Mid-Cap 400 Index	10.32	10.89	13.47
Russell MidCapTM Value Index	20.22	15.88	13.65
Portfolio inception: 5/4/1993.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell MidCapTM Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the Neuberger Berman Mid-Cap Value Portfolio had a total return that was substantially below the Russell MidCap Value Index.

Neuberger Berman manages the Portfolio in a relative value approach, which means that it compares stock valuations with those of similar firms. This typically results in less pronounced overall value characteristics than a “pure value” style. During the strong value-favoring markets of 2006, it hurt the Portfolio’s performance. The Portfolio was more exposed to volatile stocks and to growth-stock characteristics than the Russell Midcap Value Index.

The Portfolio’s sizable overweighting in the energy reserves industry and the consumer cyclical sector also detracted from its return. Energy commodities generally fell in price over the year, pulling down share prices that had been based upon higher and rising energy commodity prices. The consumer cyclicals sector was held back by widespread concern that the decline in home prices would affect consumer spending. So far, this concern has proven unwarranted, but it had a significant impact on share prices in 2006. Commercial real estate remained strong, and the Portfolio’s underweighting of real estate investment trusts detracted from its performance relative to the Russell Midcap Value Index.

Two positions in the Portfolio had a particularly negative impact on its return. Arch Coal was affected by the decline in the price of natural gas and by forecasts for a warm 2006/2007 winter. Coal and gas compete for many of the same markets and their prices are correlated. Hovnanian Enterprises declined with the homebuilding industry generally as an inventory of unsold homes built up.

Over the course of the year, the Portfolio favored stocks that tended to move in the general direction of the Russell Midcap Value Index, only more so. This exposure was particularly helpful during the first and fourth quarters of the year, but did not have enough impact to offset the negative risk exposures.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Mid-Cap Value Portfolio	December 31, 2006
Subadvised by: EARNEST Partners, LLC; WEDGE Capital Management, LLP

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
			Since
	1-Year	5-Year	Inception
AST Mid-Cap Value Portfolio	14.24%	8.39%	6.50%
S&P 500 Index	15.78	6.18	1.58
Russell MidCap® Value Index	20.22	15.88	14.44
Portfolio inception: 10/23/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the AST Mid-Cap Value Portfolio had a total return that was below the Russell MidCap Value Index.

The Portfolio is co-managed by Earnest Partners, which uses a relative value substyle, and Wedge Capital, which uses a traditional value substyle. “Relative value” means that stock valuations are compared with those of similar firms, the market or a company’s own history; it typically results in holdings with less pronounced value characteristics than a traditional value strategy. These co-managers were hired and the Portfolio’s mandate changed from value stocks of all capitalization ranges to a capitalization specific mid-cap value Portfolio in 2005, so its performance record over longer periods is not the result of its current strategy.

In 2006, value stocks outperformed core stocks by five percentage points or more and growth stocks by more than 10 percentage points in the small-cap, mid-cap, and large-cap capitalization ranges. Within value, investors clearly preferred the more speculative names. The Portfolio had less-pronounced value characteristics and higher-quality stocks (less debt and more consistent earnings growth), particularly in the EARNEST segment, than its benchmark. This hurt its performance. Nonetheless, the Portfolio provided an attractive double-digit return.

As a relative value manager, EARNEST will typically be overweight compared with its value-style benchmark in growth-oriented sectors such as healthcare and consumer discretionary. WEDGE will typically overweight the more traditional value sectors, including materials and transportation, and underweight telecommunications. This year, the overall Portfolio was hurt by underweights in basic materials, consumer staples, and telecommunications, which were among the best-performing sectors.

Stock selection was mixed. Although both managers posted solid gains, particularly in the consumer services, basic materials, healthcare, and consumer discretionary sectors, there were a number of losses, primarily in EARNEST’s sleeve, that reduced those gains.

Beta is an important risk characteristic. A beta above 1.0 means that a security or portfolio will tend to move further than its benchmark in either direction, while a lower beta means more subdued responses to market movements. The Portfolio had a low beta when the market corrected in May and June, buffering its loss. For most of the second half of the year, the beta was higher, proving profitable as the market posted strong results through year-end.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST T. Rowe Price Natural Resources Portfolio	December 31, 2006
Subadvised by: T. Rowe Price Associates, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST T. Rowe Price Natural Resources Portfolio	15.87%	20.30%	14.15%
S&P 500 Index	15.78	6.18	8.42
Lipper Natural Resources Fund Index	19.46	21.80	12.70
Portfolio inception: 5/2/1995.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the T. Rowe Price Natural Resources Portfolio had a total return that was in line with its benchmark index.

The Managers use both a top-down focus on natural resource sectors with attractive long-term supply-demand fundamentals and a bottom-up process to identify well-positioned companies.

The natural resources universe traditionally includes both the energy and materials sectors. The Portfolio’s return in 2006 was driven by holdings in nontraditional commodity sectors: real estate investment trusts (REITs) and industrials. Prices of energy commodities dropped over the year, and the Portfolio benefited from an underexposure to the energy sector as well as from good stock selection within the sector.

Historically, the Portfolio has substantially emphasized the materials sector. This emphasis was reduced, unfortunately, while the sector was very strong. However, the residual overweight benefited the Portfolio and was large enough to more than compensate for relatively weak stock selection within the sector.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2006
Subadvised by: T. Rowe Price Associates, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST T. Rowe Price Large-Cap Growth Portfolio	5.64%	2.12%	4.81%
S&P 500 Index	15.78	6.18	8.42
Russell 1000® Growth Index	9.07	2.69	5.44
Portfolio inception: 5/2/1996.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the T. Rowe Price Large-Cap Growth Portfolio had a total return that was below the Russell 1000 Growth Index.

The Portfolio manager looks for companies larger than $5 billion in market capitalization that are increasing their earnings by at least 10% a year. It is flexible in the valuation (share price in relation to measures of intrinsic value) it will accept, taking sector and market conditions into account. The Portfolio’s current aggressive growth posture was responsible for its underperforming its benchmark in a year that strongly favored value investors. The Portfolio’s performance was further disadvantaged by its greater weighting compared to the benchmark in highly volatile stocks, stocks with above-average acceleration of business fundamentals, and stocks with high share prices.

Stock selection hurt the Portfolio’s performance in the first quarter of 2006, but strengthening selection over the three remaining quarters of the year offset the negative impact. Overall selection was neutral, and on a rising trajectory. It was strongest in the consumer discretionary and energy sectors and weakest in the technology sector.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST MFS Growth Portfolio	December 31, 2006
Subadvised by: Massachusetts Financial Services Company (MFS)

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST MFS Growth Portfolio	9.66%	2.64%	-0.82%
S&P 500 Index	15.78	6.18	2.19
Russell 1000® Growth Index	9.07	2.69	-2.73
Portfolio inception: 10/18/1999.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the MFS Growth Portfolio had a total return that was above the Russell 1000 Growth Index.

In 2006, although equity indexes across the board produced blockbuster returns and most equity funds finished in the black, the year was not without challenges. It was characterized by major shifts in market leadership, and actively managed funds struggled to keep up. The Lipper average of large-cap growth funds lagged the Index by more than three percentage points, showing that the very strong market provided few toeholds for active managers. Value stocks outperformed growth stocks by ten percentage points across all capitalizations. Nonetheless, the Portfolio outperformed both its benchmark and its peer group, posting a high single-digit return.

MFS applies a growth-at-a-reasonable-price approach to this Portfolio, using bottom-up stock selection to choose companies on the basis of their business fundamentals and relative stock valuations. This tends to temper the Portfolio’s volatility relative to the Index and to its more aggressive peers. Stock selection typically drives returns with this strategy. Much of the outperformance of the benchmark came from positions in Celgene (biotechnology), Amdocs (telecommunications support software), America Movil (mobil telephones), Sandisk (computer flash memory), and Marvell (integrated circuits). A few technology positions hurt performance relative to the benchmark.

Because the Portfolio emphasizes fundamental stock research, sector allocation is a by-product of stock picking rather than an active top-down decision. Exposures to the energy, consumer services, and technology sectors boosted returns. Within the energy sector, all groups including energy reserves, oil refining and services, helped. An overweight in financials and an underweight in consumer non-cyclicals weakened performance relative to the benchmark.

Certain risk factors detracted from performance. The Portfolio was modestly overexposed to companies with stronger growth characteristics in a period when value stocks widely outperformed growth stocks. Although relative valuations are critical to the Portfolio’s stock selection strategy, the management team does make some opportunistic investments. An overexposure to stocks whose share prices had recently been rising muted the Portfolio’s relative performance.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Marsico Capital Growth Portfolio	December 31, 2006
Subadvised by: Marsico Capital Management, LLC.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Marsico Capital Growth Portfolio	7.24%	8.07%	8.82%
S&P 500 Index	15.78	6.18	5.96
Russell 1000® Growth Index	9.07	2.69	2.98
Portfolio inception: 12/22/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the Marsico Capital Growth Portfolio had a total return that was slightly below the Russell 1000 Growth Index.

Marsico’s investment approach combines economic analysis with company-specific research. It emphasizes certain top-down sectors and industries based on its judgment of such factors as interest-rate and inflation trends, the regulatory environment, the relative attractiveness of global investment opportunities and industry consolidation. Marsico’s bottom-up (company-specific) research focuses on multiple attributes in determining whether a company is a suitable investment, including unique expertise or market dominance, franchise durability and pricing power, solid fundamentals and reasonable valuations, strong and ethical management, and commitment to shareholder interests.

Underperformance in 2006 was primarily attributable to bottom-up rather than top-down factors, namely poor security selection in the consumer cyclical and healthcare sectors and significant declines by several technology positions. Also detracting from performance was the Portfolio’s defensive posture, particularly in September, October, and November when stocks generally increased in value. The Portfolio’s relatively insensitivity to the direction the overall asset class was moving may have reduced losses when the market declined, but it also constrained its return when markets rose. Another dampening effect was the Portfolio’s average cash balance of 4.9%, which prevented the Portfolio from participating fully when stock prices advanced.

Style exposures also hurt performance. The Portfolio was overexposed to domestic equities with strong growth characteristics (including earnings, revenue, and cash flows) during the period when value outperformed growth. This was partially mitigated by the Portfolio’s overall attractive value characteristics, including price-to-earnings (P/E ratios). Growth stocks with lower P/E ratios outperformed their more expensive counterparts.

Also offsetting style exposure was a greater-than-benchmark exposure to companies with above-average levels of debt. After 13 consecutive quarters of double-digit earnings growth, most corporate balance sheets are flush with cash and light on debt. With interest rates low, debt is cheap and can be used to enhance shareholder value through dividends, stock buybacks, or new projects. The market rewarded those companies willing and able to assume debt in order to sustain their growth.

The Portfolio’s sector/industry positioning was a positive source of return in 2006. Overweight positions in the hotel/gaming, securities/asset management, and defense/aerospace industries contributed favorably. Gaming stocks advanced on private-equity buyout activity, Wall Street firms did well based on strength in earnings while boutique firms handling mergers benefited from activity in that sector, and the defense sector benefited from demand for Boeing’s civilian aircraft. An underweight in the semiconductor industry, one of the weaker performing groups in technology, also proved beneficial. Overweights in the oil services, banking, and transportation industries detracted from performance.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Goldman Sachs Concentrated Growth Portfolio	December 31, 2006
Subadvised by: Goldman Sachs Asset Management L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Goldman Sachs Concentrated Growth Portfolio	9.99%	0.70%	5.07%
S&P 500 Index	15.78	6.18	8.42
Russell 1000® Growth Index	9.07	2.69	5.44
Portfolio inception: 11/6/1992.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the Goldman Sachs Concentrated Growth Portfolio had a total return that was above the Russell 1000 Growth Index.

Value stocks outperformed core stocks by five percentage points or more and growth stocks by more than 10 percentage points in the small-cap, mid-cap, and large-cap capitalization ranges. Although value clearly outperformed growth, all styles and market capitalizations advanced. The Portfolio’s benchmark, the Russell 1000 Growth Index, posted a high single-digit return.

The Portfolio is managed in a slightly more aggressive style than the benchmark, primarily because it is more concentrated, holding only 30 to 40 high-quality stocks. The Portfolio’s allocations to economic sectors and capitalization ranges within its universe can vary significantly from the benchmark due to the bottom-up, fundamental stock selection process. Consequently, we expect its stocks to show more variation in performance than the average for the Index components.

After lagging the benchmark in 2005, stock selection in 2006 helped the Portfolio outperform. Several holdings in the technology, consumer services, and energy sectors witnessed solid gains by year end. Many of these were the same stocks that hurt returns in 2005. Overall the Portfolio was slightly more volatile than the benchmark which improved returns. However, in the first half of 2006, volatility was less than the market which helped when the market corrected in May. For most of the second half of the year volatility was higher and this proved profitable when the market turned around and posted strong results until year end.

The Portfolio’s style exposures detracted from its performance. As value continued to outperform growth stocks, the Portfolio’s “growthier” emphasis, including a higher average price-to-earnings ratio (p/e), weighed on its results. Sector allocations also hindered performance. The manager’s investment process favors stocks of companies that have strong free cash flow, attractive valuations, and relatively low levels of debt. This has historically meant large overweights in consumer discretionary stocks, particularly media companies. Media stocks were a drag on performance in 2006, although the position was rewarded in the fourth quarter when media and telecommunication stocks helped drive the market. Underweights in the industrials and consumer non-cyclicals sectors also detracted from the Portfolio’s relative performance as both sectors posted nearly 20% returns for the year.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST DeAM Large-Cap Value Portfolio	December 31, 2006
Subadvised by: Deutsche Asset Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST DeAM Large-Cap Value Portfolio	21.73%	11.01%	7.55%
S&P 500 Index	15.78	6.18	1.58
Russell 1000® Value Index	22.25	10.86	7.90
Portfolio inception: 10/23/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the DeAM Large-Cap Value Portfolio had a total return that was slightly below its style specific benchmark index, the Russell 1000 Value Index.

Deutsche Asset Management uses a quantitative process to hold many overall Portfolio risk characteristics close to those of the Russell 1000 Value Index, while emphasizing certain valuation, earnings growth, and market sentiment measures. It is intended to neutralize most risk factors and add return compared with the benchmark by stock selection.

The Portfolio captured most of the return of a strong large-cap value market in 2006. Its stock selection improved performance relative to the Russell 1000 Value Index in all economic sectors except energy and healthcare. Selection in the energy sector, however, was a significant drag on its performance compared to the Index. Overall stock selection was strong throughout the year.

The Portfolio benefited from its emphasis on the smaller capitalization stocks within the Russell 1000 universe, as this segment of the market was relatively strong. The Portfolio’s weak stock selection within the segment undermined the impact of the favorable overweight. Selection was particularly weak in economic sectors that were sensitive to commodity prices or the level of capital spending.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Large-Cap Value Portfolio	December 31, 2006
Subadvised by: Dreman Value Management, LLC; Hotchkis and Wiley Capital Management, LLC; JP Morgan Investment Management Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Large-Cap Value Portfolio	18.46%	7.58%	7.98%
S&P 500 Index	15.78	6.18	8.42
Russell 1000® Value Index	22.25	10.86	11.00
Portfolio inception: 1/4/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the AST Large-Cap Value Portfolio had a total return that was below the exceptional return of its style-appropriate benchmark the Russell 1000 Value Index. The Portfolio is managed in three independent segments: JPMorgan Asset Management, Dreman Value Management, and Hotchkis and Wiley Capital Management manage approximately 50%, 30%, and 20% of its assets, respectively.

JP Morgan follows a relative value investment style. “Relative value” means that stock valuations are compared with those of similar firms; it typically results in holdings with less pronounced value characteristics than a traditional value strategy. Dreman follows a deep value approach, favoring very pronounced value metrics. Hotchkis and Wiley adheres to a style emphasizing the relation of earnings to share price.

The market in 2006 favored value fundamentals. Indeed, the performance of the Russell 1000 Value Index was so strong that actively managed funds generally struggled to keep up. The Lipper Average of comparably managed funds trailed the benchmark by more than four percentage points, showing that the very strong market provided few toeholds for active managers.

Stock selection, particularly in the consumer non-cyclical, technology, energy, and financials sectors detracted from performance relative to the Portfolio’s benchmark. Hotchkis and Wiley’s investment discipline ruled out many of the large stocks that drove the high Index return in 2006. Dreman had higher cash holdings than normal. This is not unexpected because of its deep value approach. From time to time, it will not find sufficiently attractive deep value opportunities and will allow its cash to accumulate, permitting it to move quickly when opportunities do arise. In the swiftly rising markets of the last half of this reporting period, however, the cash balance hurt the Portfolio’s performance.

The Portfolio’s style attributes helped its performance as stocks with more pronounced value characteristics outperformed “growthier” ones by a considerable margin. This environment contributed positively to the Portfolio’s return, particularly in the JP Morgan and Dreman segments.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST AllianceBernstein Core Value Portfolio	December 31, 2006
Subadvised by: AllianceBernstein L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST AllianceBernstein Core Value Portfolio	21.34%	10.18%	9.19%
S&P 500 Index	15.78	6.18	4.05
Russell 1000® Value Index	22.25	10.86	8.66
Portfolio inception: 5/1/2001.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the AllianceBernstein Core Value Portfolio had a total return that was only slightly below the exceptionally high return of its style-appropriate benchmark, the Russell 1000 value Index. The index represents primarily large-cap stocks while the peer group classification includes large- and mid-cap stocks.

AllianceBernstein employs a traditional value investment approach that is slightly less aggressive than the Russell 1000 Value Index and so we would expect its returns to generally be consistent with those of the Index and the peers. However, in 2006, most actively managed funds generally struggled to keep up with the Russell value indexes. The Lipper average of multi-cap value stocks lagged the index by almost five percentage points, showing that a very strong value market provided few toeholds for active managers. The Portfolio’s double-digit return beat the peer group by more than four percentage points while trailing the Index by less than one.

Performance was primarily attributable to the Portfolio’s traditional value style relative to the index. A focus on the larger companies within the Russell 1000 universe was beneficial because larger-cap stocks outperformed. An underexposure to stocks of companies whose share prices were hitting new highs also added value. On the downside, the Portfolio’s investment process typically favors companies with low levels of debt, and this year an underexposure to such companies hurt because the market favored deep value characteristics, including higher debt levels.

Stock selection modestly enhanced performance, particularly in the oil services, transportation, and specialty retail industries. On the downside, holdings in basic materials, particularly in the mining and metals industry, and financial services detracted. Sector allocations including an underweight in energy and consumer services compared with the benchmark and overweights in the consumer non-cyclical and technology sectors boosted returns.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Cohen & Steers Realty Portfolio	December 31, 2006
Subadvised by: Cohen & Steers Capital Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Cohen & Steers Realty Portfolio	36.73%	25.03%	14.60%
S&P 500 Index	15.78	6.18	5.96
NAREIT Equity Index	35.06	23.20	13.85
Dow Jones Wilshire REIT Index	36.13	23.84	14.81
Portfolio inception: 1/2/1998.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Cohen & Steers Realty Portfolio had a total return that slightly outperformed its REIT benchmarks.

The Portfolio employs a Growth At a Reasonable Price (GARP) investment strategy, using top-down (macroeconomic factors) and bottom-up (stock-specific fundamentals) analysis to select among real estate investment trusts (REITs). The manager typically holds approximately 45 to 55 REITs with market capitalizations greater than $250 million, primarily in core real estate sectors: office, apartment, industrial, and retail. Given that the Portfolio uses both top-down and bottom-up techniques to select positions, we expect both factors to have a positive impact on investment returns over the long term.

In 2006, REITs again performed well in absolute terms and compared to the broader U.S. stock market. This marks the seventh consecutive year of positive performance and indeed real estate funds were the year’s best returning domestic category. Although the residential housing market softened, the commercial real estate market benefited from low interest rates worldwide and from investors looking for diversification and income-producing investments. In addition, pension funds and other institutional investors seeking the inflation-hedging characteristics historically offered by real estate increased allocations to the asset class. Underlying fundamentals continued to be strong as the rising costs of new construction kept replacement costs high and construction levels moderate, benefiting existing properties. Earnings generally met or exceeded expectations.

The Portfolio benefited from stock selection, particularly in the office, hotel, and apartment sectors, the benchmark’s top performers. Stock selection in the healthcare sector also enhanced performance. The office sector benefited from economic growth, which increased employment and the demand for office space. This sector received a boost from the announced takeover of Equity Office Properties by The Blackstone Group. The strong economy also led to increased demand for lodging from corporate and leisure travelers and, coupled with a limited supply of new hotel rooms, boosted the hotel sector. Apartments benefited from the reduced affordability of single-family housing, which led many people to defer home purchases and instead rent apartments.

Sector allocation modestly detracted from performance. The Portfolio’s exposure to healthcare and other assets, which are not represented in the benchmark, detracted from gains achieved by an overweight in the office sector. Healthcare was one of the top-performing sectors as the aging demographic profile of the population creates demand for senior housing and medical care facilities.

Stock selection in the regional mall and office/industrial sectors, and avoidance of the free-standing store sector, detracted from performance. Regional mall and office/industrial were the two weakest sectors in the benchmark. In contrast, free-standing stores was one of the better sectors, benefiting from retail strength and multiple store openings by the likes of Costco, Walgreen, CVS, Lowes, and Home Depot.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST AllianceBernstein Managed Index 500 Portfolio	December 31, 2006
Subadvised by: AllianceBernstein L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST AllianceBernstein Managed Index 500 Portfolio	12.60%	5.32%	5.71%
S&P 500 Index	15.78	6.18	5.96
Portfolio inception: 1/2/1998.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the AllianceBernstein Managed Index 500 Portfolio had a total return that was below the S&P 500 Index.

In 2006, although equity indexes across the board produced blockbuster returns and most equity funds finished in the black, the year was not without challenges. It was characterized by major shifts in market leadership, and actively managed funds struggled to keep up. The Lipper Large Cap Core Funds Average lagged the Index. Nonetheless, the Portfolio posted an attractive doubledigit return.

The AllianceBernstein management team combines a quantitative model with fundamental stock research to build an actively managed portfolio that tries to earn a premium over the return of the S&P 500 Index without deviating more than two percentage points from its annual return in either direction. The Portfolio closely follows the Index’s sector and industry allocations, although its average market capitalization (a measure of company size) will typically be higher.

Stock selection in the consumer cyclicals sector, particularly in the specialty retail industry, eroded returns. In the healthcare sector, positions in the medical services and medical products industries underperformed comparable groups in the benchmark. Sector weightings also detracted. An overweight in financial services and underweights in industrials and basic materials hurt the Portfolio’s relative return, partially offset by the benefit of underweights in the consumer staples and transport sectors.

The Portfolio’s risk exposures were largely beneficial to its return. An emphasis on larger firms in the S&P 500 Index was beneficial. A slight overweight in “growthier” stocks proved unprofitable, as value stocks outperformed growth stocks significantly in 2006. The growth bias was not a top-down decision, but rather a by-product of bottom-up stock selection and attractive valuations that led to overweights in sectors such as technology and consumer cyclicals.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST American Century Income & Growth Portfolio	December 31, 2006
Subadvised by: American Century Investment Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
			Since
	1-Year	5-Year	Inception
AST American Century Income & Growth Portfolio	16.86%	7.29%	6.97%
S&P 500 Index	15.78	6.18	8.42
Russell 1000® Index	15.46	6.82	8.64
Portfolio inception: 1/2/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the American Century Income & Growth Portfolio had a total return that was above the Russell 1000 Index. We should note that the Portfolio’s benchmarks are large-cap core indexes.

In 2006, equity indexes across the board produced blockbuster returns. More than 97% of all equity funds finished in the black. In an environment characterized by major shifts in market leadership, active managers struggled to keep up. The Portfolio benefited from an index-oriented management combined with a value emphasis, outperforming the S&P 500 Index, its primary benchmark, by slightly more than 1.0 percentage point. The manager uses quantitative models and fundamental stock research to construct a portfolio that relies more on stock selection, rather than emphases of specific sectors, market capitalization range, or growth versus value characteristics. We expect its performance to closely track that of the benchmark.

In 2006, however, the Portfolio outperformed its benchmark index, though lagging its value peer group, primarily due to its style characteristics. Its underexposure to “growthier” domestic equities and a preference for stocks with lower price-to-earnings ratios contributed positively to its return as value stocks outperformed growth stocks by a considerable margin. The Portfolio’s sector and industry distribution also boosted its performance. It was overweight in the oil refining, equity real estate investment trust (REITs), and chemical industries. An underweight in the financial services and life/health industries was also beneficial.

Stock selection generally detracted from its performance, particularly in the information technology, consumer non-cyclical, and basic materials sectors. This was partially tempered by strong asset selection in the healthcare sector and an underexposure to stocks in the benchmark that had below-average returns, including General Electric, Texas Instruments, and Altria.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page.Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST AllianceBernstein Growth and Income Portfolio	December 31, 2006
Subadvised by: AllianceBernstein L.P.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST AllianceBernstein Growth and Income Portfolio	17.27%	6.74%	8.94%
S&P 500 Index	15.78	6.18	8.42
Russell 1000® Value Index	22.25	10.86	11.00
Portfolio inception: 5/1/1992.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

“The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.”

For the year ended December 31, 2006, the AllianceBernstein Growth & Income Portfolio had a total return that was below the exceptionally high return of the Russell 1000 Value Index.

The Portfolio’s manager employs a relative value investment strategy. “Relative value” means that stock valuations are compared with those of similar firms; it typically results in holdings with less pronounced value characteristics than a traditional value strategy. We expect its stocks to show more variation in performance than the average for those in the benchmark. In 2006, actively managed large-cap value funds generally struggled to keep up with the Russell 1000 Value Index. Nonetheless, the Portfolio provided an attractive double-digit return and outperformed its peer group by almost four percentage points.

The Portfolio’s performance trailed the benchmark primarily due to the Portfolio’s less pronounced value characteristics, including higher measures of growth and quality (lower debt and more consistent earnings growth), in a period when deep value stocks of lower-quality companies led. Performance was buoyed by underexposure to high dividend-yielding stocks, which generally trailed lower-yielding stocks. The Portfolio’s focus on larger firms within the Russell 1000 range was also beneficial.

The Portfolio’s stock selections eroded returns relative to its benchmark, particularly in the specialty retail, software, and financial services industries. Positions in firms with energy reserves and several insurance holdings added value, but not sufficiently to offset the detractors. Sector allocations were a drag on relative return, particularly underweights in two top-performing sectors, telecommunications and utilities. Overweights in technology, one of the weakest sectors, and consumer services also hurt. The sector allocations were consistent with the Portfolio’s relative value investment style, which typically favors stocks in the “growthier” consumer services, healthcare, and technology sectors.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Global Allocation Portfolio	December 31, 2006
Advised by: Prudential Investment Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST Global Allocation Portfolio	11.14%	5.94%	6.16%
Blended Index[1]	12.35	7.55	7.98
Blended Index[2]	12.29	7.50	7.93
S&P 500 Index	15.78	6.18	8.42
Portfolio inception: 5/4/1993.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Global Allocation Portfolio had a total return that was below its Blended Index benchmark.

The Portfolio invests in shares of other portfolios on the American Skandia Trust platform. It attempts to outperform a blended benchmark consisting of 48% Russell 3000 Index (a measure of the broad U.S. equity market), 12% MSCI EAFE Index (a measure of the broad developed country international equity market), and 40% Lehman Aggregate Bond (a measure of the US investment grade bond market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the funds selected to invest in these asset classes.

International stocks substantially outperformed domestic stocks in 2006, and the Portfolio benefited from an overweight in the international markets. Stock markets generally performed well while bond markets struggled, and the Portfolio’s below-benchmark bond allocation also contributed positively to performance versus the benchmark index. Within its stock allocation, however, its emphases on large-cap growth stocks versus large-cap value and on large-caps versus stocks of smaller firms, both detracted from its performance. Within its bond allocation, it was helped by exposure to segments of the market that are not included in its benchmark but that performed well–high yield (junk) bonds, global bonds (not hedged, so they benefited from the rise of most other major currencies against the U.S. dollar), and money market (very short-term) instruments.

Style factors also affected the performance of the funds selected to implement the strategy. The AST Large-Cap Value Portfolio trailed its target largely because it characteristically tends to be underweight in the largest firms in the benchmark and several of these posted strong returns in 2006. In the Portfolio’s international allocation, the AST International Growth Portfolio trailed while the AST International Value outperformed the MSCI EAFE Index largely because markets favored the value style in 2006. AST AllianceBernstein Growth & Income Portfolio trailed its large-cap value target largely because it had less pronounced value characteristics than its target, while the AST T. Rowe Price Large-Cap Growth Portfolio trailed its target because it had more aggressive growth characteristics. However, management of the AST T. Rowe Price Natural Resources Portfolio added value by underweighting the energy sector and emphasizing real estate investment trusts and commodity-sensitive industrials.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST American Century Strategic Balanced Portfolio	December 31, 2006
Subadvised by: American Century Investment Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST American Century Strategic Balanced Portfolio	9.67%	6.05%	6.87%
Balanced Blended Index	11.11	5.98	7.88
S&P 500 Index	15.78	6.18	8.42
Portfolio inception: 1/2/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the American Century Strategic Balanced Portfolio had a total return that was below its blended benchmark index.

The Portfolio maintains consistent allocations of 60% stocks and 40% bonds. American Century uses quantitative models and fundamental stock research to construct a stock portfolio that relies on stock selection to add value, rather than emphases of specific sectors, market capitalization range, or growth-versus-value characteristics. Its quantitative stock-selection model uses measures of each stock’s valuation, growth, and market sentiment to determine overweights or underweights compared with the S&P 500 Index. The bond segment invests primarily in high-grade government, corporate, and asset-backed securities.

The Portfolio’s stocks lagged the S&P 500 Index primarily in the financial, healthcare, consumer cyclical, and energy sectors. It was more exposed than the Index to stocks of firms with improving business fundamentals and rising share prices. This was a negative factor in a market that strongly favored value characteristics. It also had below-benchmark representation of larger firms, while very large company stocks outperformed those of smaller firms. In addition, it was hurt by its underweight in the telecommunications sector.

On the other hand, the Portfolio managed to avoid some of the worst-performing stocks in the Index, and benefited from overweights compared with the Index in the very strong energy and basic materials sectors and from an underweight in the relatively weak financial services sector. A heightened overall sensitivity to market movements improved its performance, particularly in the rising markets of January, August, October, and November.

The Portfolio’s bonds failed to keep up with their target primarily because they had a greater exposure to interest-rate movements. Interest rates rose slightly over the year, and bond prices fall when interest rates go up. The impact was amplified by an underweight in corporate bonds, which led the broad taxable investment-grade bond market.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST T. Rowe Price Asset Allocation Portfolio	December 31, 2006
Subadvised by: T. Rowe Price Associates, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST T. Rowe Price Asset Allocation Portfolio	12.49%	7.91%	7.92%
Balanced Blended Index	10.88	6.04	7.90
S&P 500 Index	15.78	6.18	8.42
Portfolio inception: 1/4/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the T. Rowe Price Asset Allocation Portfolio had a total return that was above its Balanced Blended Index.

The Portfolio’s Balanced Blended benchmark consists of 60% S&P 500 Index (a measure of the broad U.S. equity market) and 40% Lehman Government/Credit Intermediate Index (representing the broad U.S. bond market). The Portfolio’s holdings can vary from these allocations by about 10 percentage points. It is managed in five segments, each with a specialized portfolio manager, focusing on the stocks of larger firms (large-caps), stocks of smaller firms (small-caps), international stocks, investment grade bonds, and high yield (junk) bonds. It normally suballocates its stocks 75% domestic large cap, 10% domestic small-cap, and 15% international. It normally invests 90% of its bond allocation in investment grade bonds.

International stocks are not represented in the Balanced Blended Index. The Portfolio’s allocation to this asset class added to its performance, as international stocks substantially outperformed domestic stocks in 2006. In addition, the Portfolio’s domestic large-cap stocks outperformed the S&P 500 Index. The allocation to small-caps also helped performance, as they outperformed large-caps in 2006. However, stock selection among small caps was subpar, offsetting part of the advantage. The allocation to high yield bonds also contributed to the Portfolio’s outperformance as high corporate profits and historically low default rates provided the setting for exceptional returns on these bonds.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST T. Rowe Price Global Bond Portfolio	December 31, 2006
Subadvised by: T. Rowe Price Associates, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST T. Rowe Price Global Bond Portfolio	6.27%	7.44%	4.04%
Lehman Brothers Global Aggregate Bond Index	6.44	7.85	5.52

Portfolio inception: 5/3/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the T. Rowe Price Global Bond Portfolio had a total return that was below its benchmark index.

Central banks around the world were busy in 2006 increasing short-term interest rates to gradually slow economic growth in their respective countries and rein in inflationary pressures. The Federal Reserve (“the Fed”) increased the target for the federal funds rate on overnight loans between banks from 4.25% to 5.25% in the first half of the year then left the rate unchanged in the second half. The European Central Bank raised rates five times in 2006. The Bank of Japan, after raising the key rate from 0.00% to 0.25% in July, left the rate unchanged for the remainder of the year when a hoped for economic recovery failed to materialize. Central banks in some emerging market nations also raised rates, while others lowered rates.

Economic growth in the United States had begun to slow in the spring of 2006 and continued to moderate during the rest of the year. This led to speculation that the Fed might cut short-term rates in 2007 to reinvigorate the economy. The expectation of lower rates often put downward pressure on U.S. bond yields in the second half of the year, which drove bond prices higher as yields move inversely to bond prices. For the year, the investment-grade U.S. bond market posted a modest, positive return, while returns of some other major bond markets improved when translated into U.S. dollars because the U.S. dollar weakened versus some key currencies such as the euro. Emerging market bonds, debt securities of issuers in economically developing nations, rebounded in the second half of the year to post a solid return for 2006.

The strongest contributor to the Portfolio’s relative performance was its overweight position in Mexican sovereign (government) bonds denominated in the peso. Mexican fixed income markets were supported as the Bank of Mexico cut the key rate as inflation trends improved and economic growth remained reasonably firm in the nation. The Portfolio also benefited from a number of relative value trades, which took advantage of the price differential between two securities during the reporting period. For example, the Portfolio had an overweight exposure to Israel versus the U.S. Treasury and European government bond markets. The Israeli bond market outperformed the other two as it gained on interest rate cuts by the Bank of Israel, a lower inflation trend, and the Israeli government’s strong fiscal balances.

The Portfolio benefited marginally from holding debt securities rated below investment grade. It had an overweight exposure to real-denominated Brazilian bonds that rallied in response to rate cuts by the Central Bank of Brazil, debt buybacks, and credit rating upgrades. The contribution from Brazil was partially offset by the Portfolio’s overweight position in Turkey. Turkish bonds and currency markets sold off sharply as the Central Bank of the Republic of Turkey moved quickly to increase the key short-term rate in response to higher-than-expected inflation.

On the currency front, the Portfolio’s overweight position in the Russian ruble was the strongest contributor to its relative performance. The ruble was supported by high oil prices, Russia’s strong fiscal balances, and rising inflation trends. Overweight positions in the Malaysian ringgit, Brazilian real, and the euro also added value to the Portfolio, but its overweight exposure to the Japanese yen was the largest currency detractor.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST High Yield Bond Portfolio	December 31, 2006
Subadvised by: Pacific Investment Management Company, LLC (PIMCO).

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST High Yield Bond Portfolio	10.35%	8.56%	4.95%
Lehman Brothers U.S. Corporate High Yield Index	11.85	10.18	6.59
Lehman Brothers U.S. High Yield 2% Issuer Capped Index	10.76	10.20	6.63
Merrill Lynch High Yield Master Index	11.64	9.85	6.86
Portfolio inception: 1/4/1994.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Portfolio had a total return that was below its benchmark index. Effective May 2006, PIMCO assumed sole management of the Portfolio, which was previously managed by PIMCO and Goldman Sachs.

After increasing short-term interest rates a record 17 consecutive times, the Federal Reserve (“the Fed”) ended its two-year campaign to reduce the excess monetary stimulus in the U.S. economy by leaving the target for the federal funds rate on overnight loans between banks unchanged at 5.25% in August 2006. As economic growth slowed, particularly in the housing and manufacturing sectors, and energy prices declined, investors anticipated the Fed might have to cut short-term rates in 2007 to reinvigorate the economy. However, the economy showed a surprising amount of resilience in late 2006, lessening rate-cut hopes.

High yield corporate bonds, commonly called “junk” bonds, tend to be less sensitive to interest rate movements and more responsive to economic activity. In this investment environment, they benefited from a reasonable economy, moderate inflation, and a low default rate. Risk-tolerant investors searching for income in a low interest-rate environment turned to high yield bonds, enabling them to outperform the remainder of the U.S. fixed income market in 2006. Therefore, the Portfolio’s performance was hurt by its exposure to bonds rated BBB, the lowest rating category for investment-grade bonds.

The Portfolio benefited from favorable security selection. The utilities sector was a notable contributor as a focus on bonds of electric generation firms aided the Portfolio’s performance. By contrast, in the forest products and packaging industries, an emphasis on upper-quality-tier packaging companies and middle-tier paper companies weighed on the Portfolio’s performance relative to its benchmark index.

The Portfolio also benefited from specific industry exposures, such as its overweight in automotive bonds. The auto industry was among the top performing industries in the high yield market in 2006 as General Motors Corp. and Ford Motor Co. appeared to make strides in restructuring their businesses even though both automakers continued to lose market share in the United States to foreign competitors. Another positive was the Portfolio’s overweight exposure to bonds of pipeline companies, an industry that outperformed the broader energy sector.

A modest exposure to sovereign (government) bonds of emerging market nations marginally added to the Portfolio’s performance relative to its benchmark index. After a sharp sell-off in May and June amidst concerns about inflation and higher interest rates, emerging markets bonds rebounded in the second half of 2006. Risk-tolerant investors were attracted to the asset class by improvement in the credit quality of some bonds and the yield advantage in a low-interest-rate environment.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Lord Abbett Bond-Debenture Portfolio	December 31, 2006
Subadvised by: Lord Abbett & Co. LLC.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	Since Inception
AST Lord Abbett Bond-Debenture Portfolio	9.80%	7.30%	6.63%
Merrill Lynch U.S High Yield Master II Index	11.77	9.86	8.40
S&P 500 Index	15.78	6.18	1.58
Portfolio inception: 10/23/2000.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Lord Abbett Bond-Debenture Portfolio had a total return that was below its benchmark index.

After increasing short-term interest rates a record 17 consecutive times, the Federal Reserve (“the Fed”) ended its two-year campaign to reduce excess monetary stimulus in the U.S. economy. It left the target for the federal funds rate on overnight loans between banks unchanged at 5.25% in August 2006. As economic growth slowed, particularly in the housing and manufacturing sectors, and energy prices declined, investors anticipated the Fed might have to cut short-term rates in 2007 to reinvigorate the economy. However, the economy showed a surprising amount of resilience in late 2006, lessening rate-cut hopes.

High yield corporate bonds, commonly called “junk” bonds, tend to be less sensitive to interest rate movements and more responsive to economic activity. In this investment environment, they benefited from a reasonable economy, moderate inflation, and a low default rate. Convertible securities, also more sensitive to economic conditions than interest rates, provided downside protection during the stock market’s choppy periods, but participated in its upswings.

The Portfolio benefited from its historical diversification of 60% high yield bonds, 20% convertible securities, and 20% investment grade bonds. Its high yield and convertible bond holdings significantly outperformed its investment-grade bond holdings, although all three of the asset classes posted positive returns for the year. Having an allocation to investment-grade bonds was a drag on performance, but within that allocation, the Portfolio benefited from a preference for mortgage-backed securities because they outperformed comparable U.S. Treasury securities.

Detracting from performance was the Portfolio’s positions in the financial services and computer hardware industries. While overall allocations to health services and pharmaceuticals boosted performance, two holdings detracted. Hospital operator, HCA, Inc., one of the Portfolio’s high yield holdings, experienced a lower revenue mix and fewer patient visits. The company was also the target of one of the largest leveraged buyouts in history, which created uncertainty for bondholders. Within the convertible allocation, Teva Pharmaceutical declined on increased price competition for its generic version of Merck’s Zocor.

Other holdings contributed positively to the Portfolio’s performance. Industrial holding Lockheed, which engaged in shareholder-friendly moves including a dividend increase and a share buyback authorization, also won some impressive contracts. Convertible holding, Hilton, did well owing to high demand from business travelers and better pricing.

High yield holdings General Motors Acceptance Corp. (GMAC) and General Motors Corp. also contributed to the Portfolio’s performance. GM successfully completed the sale of a 51% interest in GMAC. This should allow GMAC to seek more favorable funding terms and a higher credit rating, while providing GM increased liquidity and ultimately a stronger balance sheet.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST PIMCO Total Return Bond Portfolio	December 31, 2006
Subadvised by: Pacific Investment Management Company, LLC.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST PIMCO Total Return Bond Portfolio	3.74%	5.13%	6.37%
Lehman Brothers U.S. Aggregate Bond Index	4.33	5.06	6.24

Portfolio inception: 1/2/1997.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Portfolio had a total return that trailed its benchmark.

After increasing short-term interest rates 17 consecutive times, the Federal Reserve (“the Fed”) halted its two-year campaign to reduce excess monetary stimulus in the U.S. economy in 2006. It left the target for the federal funds rate on overnight loans between banks unchanged at 5.25% in August. Subsequently, with economic growth slowing, particularly in the housing and manufacturing sectors, and the Fed on hold, bond markets rallied for much of the second half of the year.

Anticipating that the Fed would move to cut short-term rates in 2007 to stimulate the economy, the Portfolio’s duration a measure of its sensitivity to changes in interest rates was above that of the Index. However, the economy proved surprisingly resilient in late 2006, lessening rate-cut hopes. Indeed the 10-year Treasury note yield, which began the year at 4.39%, rose to 4.70% by year-end. Because the Portfolio was more fully exposed to these rising interest rates, which pushed bond prices lower, its performance was negatively affected. The Portfolio was also positioned for the potential steepening of the yield curve. In June, the 10-year Treasury note yield fell below that of two-year Treasury notes and hovered there for much of the rest of the year. This is unusual because investors typically demand higher yields on longer-dated bonds to compensate for the risk of higher inflation later. The yield curve’s failure to steepen hurt Portfolio performance.

Corporate bonds outperformed comparable Treasurys in 2006, and the Portfolio’s substantial underweight to corporate debt detracted from its performance. In contrast to the red flag of the inverted yield curve, corporate bonds traded at levels indicating a robust economy and secure corporate profits. The Portfolio’s overweight to mortgage-backed securities contributed positively to return as that market outperformed the Treasury market on a duration-adjusted basis. Also security selection within the mortgage-backed market was strong. Despite the housing slowdown, mortgage-backed securities benefited from foreign investor demand.

A modest exposure to emerging markets bonds also boosted performance. After a sharp sell-off in May and June amidst concerns about inflation and higher interest rates, emerging market bonds rebounded in the second half of 2006. Risk-tolerant investors were attracted to the asset class by improvement in credit quality and its yield advantage in a low interest-rate environment.

On the foreign currency front, the Portfolio’s exposure to the Japanese yen detracted from its performance but was mitigated by exposure to the euro and select emerging markets currencies. The Fed paused, effectively removing a source of support for the U.S. dollar, but central banks around the world had begun to tighten monetary policy. The European Central Bank raised rates five times in 2006, and backed by strong economic growth, the euro appreciated relative to the U.S. dollar. Select emerging market currencies also strengthened after central banks in those nations tightened monetary policy. By comparison, after raising rates from 0.00% to 0.25% in July, the Bank of Japan left rates unchanged for the remainder of the year, when a hoped for economic recovery failed to materialize. The U.S. dollar gained versus the Japanese yen.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST PIMCO Limited Maturity Bond Portfolio	December 31, 2006
Subadvised by: Pacific Investment Management Company, LLC.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	5-Year	10-Year
AST PIMCO Limited Maturity Bond Portfolio	3.82%	3.39%	4.97%
ML 1-3 Years Treasury Index	3.96	2.82	4.69

Portfolio inception: 5/2/1995.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the PIMCO Limited Maturity Bond Portfolio had a return that was below its benchmark index.

After increasing short-term interest rates 17 consecutive times, the Federal Reserve (“the Fed”) halted its two-year campaign to reduce excess monetary stimulus in the U.S. economy in 2006. It left the target for the federal funds rate on overnight loans between banks unchanged at 5.25% in August. Subsequently, with economic growth slowing, particularly in the housing and manufacturing sectors, and the Fed on hold, bond markets rallied during much of the second half of the year.

Anticipating that the Fed would move to cut short-term rates in 2007 to stimulate the economy, the Portfolio’s duration a measure of its sensitivity to changes in interest rates was above that of the Index. However, the economy proved surprisingly resilient in late 2006, lessening rate-cut hopes. Indeed the 10-year Treasury note yield, which began the year at 4.39%, rose to 4.70% by year-end. Because the Portfolio was more fully exposed to these rising interest rates, which pushed bond prices lower, its performance was negatively affected. The Portfolio was also positioned for a potential steepening of the yield curve. In June, the 10-year Treasury note yield fell below that of two-year Treasury notes and hovered there for much of the rest of the year. This is unusual because investors typically demand higher yields on longer-dated bonds to compensate for the risk of higher inflation later. The yield curve’s failure to steepen hurt the Portfolio’s performance.

The asset manager’s sector allocation strategy benefited the Portfolio’s performance. As money flowed into the U.S. fixed income market in search of debt securities with attractive yields, sectors such as mortgage-backed and asset-backed securities outperformed comparable Treasurys on a duration-adjusted basis in 2006 because they yield more. Exposure to both sectors, which are not included in the benchmark index, contributed positively to the Portfolio’s performance.

The Portfolio also benefited from exposure to emerging markets debt. After a sharp sell-off in May and June amidst concerns about inflation and higher interest rates, emerging market bonds rallied in the second half of 2006. Risk-tolerant investors have been attracted to the asset class by the improvement in credit quality of some of its bonds and the yield advantage in a low-interest-rate environment.

The Portfolio’s exposure to foreign currencies produced mixed results; exposure to the Japanese yen detracted from performance but was mitigated by exposure to the euro. The European Central Bank raised rates five times in 2006, and backed by strong economic growth, the euro appreciated relative to the U.S. dollar. By comparison, after raising rates from 0.00% to 0.25% in July, the Bank of Japan left rates unchanged for the remainder of the year when an anticipated economic recovery failed to materialize. The U.S. dollar appreciated relative to the yen.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Money Market Portfolio	December 31, 2006
Subadvised by: Prudential Investment Management, Inc.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

	7-Day* Current Net Yield	1-Year	5-Year	10-Year
AST Money Market Portfolio	4.97%	4.57%	2.00%	3.47%
Lipper (VIP) Money Market Funds Average	N/A	4.54	1.99	3.50
Portfolio inception: 11/10/1992.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the AST Money Market Portfolio had a total return of 4.57% that was slightly above the average of its peer group.

Among the most influential developments in the money markets during 2006 was the decision by the Federal Reserve (“the Fed”) to leave short-term interest rates unchanged in the second half of the year after repeatedly increasing them in the first half. In this changing investment environment, the Portfolio provided a competitive yield and ample liquidity to help shareholders meet their financial needs.

Fed policymakers, hoping to slow economic growth and bring down inflation, increased the target for the federal funds rate on overnight loans between banks 17 times from June 2004 to June 2006, raising the rate from 1.00% to 5.25%. The last four rate hikes occurred in the first half of 2006. During these months, the timing of their regularly scheduled meetings, which occur roughly every six weeks, remained a focal point of our investment strategy. The Portfolio purchased short-term debt securities that matured around the time of the next meeting and reinvested their proceeds in higher-yielding money market securities that became available after the Fed tightened monetary policy.

Economic growth began to slow in the spring of 2006, particularly as higher interest rates began to take a toll on the housing sector. The economy continued to lose steam in the second half of the year, allowing the Fed to leave short-term rates unchanged from July through December. Even though the Fed continued to express concern about inflation in the second half of the year (core inflation remained above the Fed’s unofficial target of 2%), many market participants expected it to cut short-term rates in 2007 to reinvigorate the economy. Under these conditions, longer-term money market yields declined to unattractive levels, and the investment team found value in the one- to- three-month sector of the yield curve.

Throughout 2006, the Portfolio maintained a large exposure to adjustable-rate money market securities that reset periodically based on formulas tied to either the one- or three-month London Interbank Offered Rates (LIBOR). Such securities were in great demand because their interest rates reset to higher levels as short-term rates rose. After the Fed stopped tightening monetary policy and because many market participants expected the Fed to cut rates in 2007, three-month LIBOR was often the highest yielding sector of the money market yield curve. Therefore, adjustable-rate securities based on three-month LIBOR remained a very attractive investment opportunity.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

* Source: iMoneyNet, Inc. based on 357 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/26/06. Prudential Investment Management, Inc. is the source for Money Market Portfolio information.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Conservative Asset Allocation Portfolio	December 31, 2006
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	Since Inception
AST Conservative Asset Allocation Portfolio	10.56%	10.23%
S&P 500 Index	15.78	14.52
Blended Index[1]	11.66	11.72
Blended Index[2]	11.61	11.67
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Conservative Asset Allocation Portfolio had a total return that was below its Blended Index.

The Portfolio invests in shares of other portfolios on the American Skandia Trust platform. The portfolio attempts to outperform a blended benchmark consisting of 44% Russell 3000 Index (a measure of the broad U.S. equity market), 11% MSCI EAFE Index (a measure of the broad developed country international equity market), and 45% Lehman Aggregate Bond Index (a measure of the U.S. investment grade bond market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the funds selected to invest in these asset classes.

Globally, stock markets performed well in 2006 and the Portfolio’s above benchmark stock allocation contributed positively to performance versus the benchmark index. Also, international stocks substantially outperformed domestic stocks in 2006, and the Portfolio benefited from an overweight in the international markets. Bonds eked out a low single-digit return after the Federal Reserve paused its two-year cycle of rate cuts aimed at wringing excess monetary stimulus from the U.S. economy. The Portfolio benefited from an underweight in bonds. Within the Portfolio’s bond allocation, non-benchmark exposures to high yield and global unhedged bonds and to money market assets contributed positively to performance. However, within its domestic stock allocations, emphases on the growth investing style versus value, and on large-caps versus small-caps both detracted from the Portfolio’s performance. It suffered slightly from exposure to natural resources stocks, as the sector’s return was slightly below the return of the broad domestic market.

Style factors also affected the performance of the funds selected to implement the strategy. In the Portfolio’s international allocation, the AST International Growth Portfolio trailed while the AST International Value outperformed the MSCI EAFE Index largely because markets favored the value style in 2006. AST AllianceBernstein Growth & Income Portfolio trailed its large-cap value target largely because it had less pronounced value characteristics than its target, while AST T. Rowe Price Large-Cap Growth Portfolio trailed its target because it had more aggressive growth characteristics. The AST Large-Cap Value Portfolio trailed its target largely because it characteristically tends to be underweight in the largest firms in the benchmark and several of these posted strong returns in 2006. However, management of the AST T. Rowe Price Natural Resources Portfolio added value by underweighting the energy sector and emphasizing real estate investment trusts and commodity-sensitive industrials.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Preservation Asset Allocation Portfolio	December 31, 2006
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	Since Inception
AST Preservation Asset Allocation Portfolio	7.96%	7.91%
S&P 500 Index	15.78	14.52
Blended Index[1]	8.96	9.21
Blended Index[2]	8.93	9.18
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Preservation Asset Allocation Portfolio had a total return that was below its Blended Index.

The Portfolio invests in shares of other portfolios on the American Skandia Trust platform. The portfolio attempts to outperform a blended benchmark consisting of 28% Russell 3000 Index (a measure of the broad U.S. equity market), 7% MSCI EAFE Index (a measure of the broad developed country international equity market), and 65% Lehman Aggregate Bond Index (a measure of the U.S. investment grade bond market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the funds selected to invest in these asset classes.

Globally, stock markets performed well in 2006 and the Portfolio’s above benchmark stock allocation contributed positively to performance versus the benchmark index. Also, international stocks substantially outperformed domestic stocks in 2006, and the Portfolio benefited from an overweight in the international markets. Bonds eked out a low single-digit return after the Federal Reserve paused its two-year cycle of rate cuts aimed at wringing excess monetary stimulus from the U.S. economy. The Portfolio benefited from an underweight in bonds. Within the Portfolio’s bond allocation, non-benchmark exposures to high yield and global unhedged bonds and to money market assets contributed positively to performance. However, within its domestic stock allocations, emphases on the growth investing style versus value, and on large-caps versus small-caps both detracted from the Portfolio’s performance. It suffered slightly from exposure to natural resources stocks, as the sector’s return was slightly below the return of the broad domestic market.

Style factors also affected the performance of the funds selected to implement the strategy. In the Portfolio’s fixed income allocation, the AST PIMCO Total Return Bond trailed the Lehman Aggregate Bond Index due to a greater sensitivity to interest rate movements in a rising interest rate environment relative to the index and an underweight to corporate debt. In the Portfolio’s international allocation, the AST International Growth Portfolio trailed while the AST International Value outperformed the MSCI EAFE Index largely because markets favored the value style in 2006. AST AllianceBernstein Growth & Income Portfolio trailed its large-cap value target largely because it had less pronounced value characteristics than its target, while AST T. Rowe Price Large-Cap Growth Portfolio trailed its target because it had more aggressive growth characteristics. The AST Large-Cap Value Portfolio trailed its target largely because it characteristically tends to be underweight in the largest firms in the benchmark and several of these posted strong returns in 2006. However, management of the AST T. Rowe Price Natural Resources Portfolio added value by underweighting the energy sector and emphasizing real estate investment trusts and commodity-sensitive industrials.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Balanced Asset Allocation Portfolio	December 31, 2006
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	Since Inception
AST Balanced Asset Allocation Portfolio	11.77%	11.25%
S&P 500 Index	15.78	14.52
Blended Index[1]	13.03	12.98
Blended Index[2]	12.97	12.93
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Balanced Asset Allocation Portfolio had a total return that was below its Blended Index.

The Portfolio invests in shares of other portfolios on the American Skandia Trust platform. It attempts to outperform a blended benchmark consisting of 52% Russell 3000 Index (a measure of the broad U.S. equity market), 13% MSCI EAFE Index (a measure of the broad developed country international equity market), and 35% Lehman Aggregate Bond (a measure of the U.S. investment grade bond market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the funds selected to invest in these asset classes.

Globally, stock markets performed well in 2006 and the Portfolio’s above benchmark stock allocation contributed positively to performance versus the benchmark index. Also, international stocks substantially outperformed domestic stocks in 2006, and the Portfolio benefited from an overweight in the international markets. Bonds eked out a low single-digit return after the Federal Reserve paused its two-year cycle of rate cuts aimed at wringing excess monetary stimulus from the U.S. economy. The Portfolio benefited from an underweight in bonds. Within the Portfolio’s bond allocation, non-benchmark exposures to high yield and global unhedged bonds and to money market assets contributed positively to performance. However, within its domestic stock allocations, emphases on the growth investing style versus value, and on large-caps versus small-caps both detracted from the Portfolio’s performance. It suffered slightly from exposure to natural resources stocks, as the sector’s return was slightly below the return of the broad domestic market.

Style factors also affected the performance of the funds selected to implement the strategy. In the Portfolio’s international allocation, the AST International Growth Portfolio trailed while the AST International Value outperformed the MSCI EAFE Index largely because markets favored the value style in 2006. AST AllianceBernstein Growth & Income Portfolio trailed its large-cap value target largely because it had less pronounced value characteristics than its target, while AST T. Rowe Price Large-Cap Growth Portfolio trailed its target because it had more aggressive growth characteristics. The AST Large-Cap Value Portfolio trailed its target largely because it characteristically tends to be underweight in the largest firms in the benchmark and several of these posted strong returns in 2006. However, management of the AST T. Rowe Price Natural Resources Portfolio added value by underweighting the energy sector and emphasizing real estate investment trusts and commodity-sensitive industrials.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Capital Growth Asset Allocation Portfolio	December 31, 2006
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	Since Inception
AST Balanced Asset Allocation Portfolio	13.67%	12.92%
S&P 500 Index	15.78	14.52
Blended Index[1]	15.10	14.90
Blended Index[2]	15.03	14.84
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Capital Growth Asset Allocation Portfolio had a total return that was below its Blended Index.

The Portfolio invests in shares of other portfolios on the American Skandia Trust platform. The portfolio attempts to outperform a blended benchmark consisting of 64% Russell 3000 Index (a measure of the broad U.S. equity market), 16% MSCI EAFE Index (a measure of the broad developed country international equity market), and 20% Lehman Aggregate Bond Index (a measure of the U.S. investment grade bond market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the funds selected to invest in these asset classes.

Globally, stock markets performed well in 2006 and the Portfolio’s above benchmark stock allocation contributed positively to performance versus the benchmark index. Also, international stocks substantially outperformed domestic stocks in 2006, and the Portfolio benefited from an overweight in the international markets. Bonds eked out a low single-digit return after the Federal Reserve paused its two-year cycle of rate cuts aimed at wringing excess monetary stimulus from the U.S. economy. The Portfolio benefited from an underweight in bonds. Within the Portfolio’s bond allocation, non-benchmark exposures to high yield and global unhedged bonds and to money market assets contributed positively to performance. However, within its domestic stock allocations, emphases on the growth investing style versus value, and on large-caps versus small-caps both detracted from the Portfolio’s performance. It suffered slightly from exposure to natural resources stocks, as the sector’s return was slightly below the return of the broad domestic market.

Style factors also affected the performance of the funds selected to implement the strategy. In the Portfolio’s international allocation, the AST International Growth Portfolio trailed while the AST International Value outperformed the MSCI EAFE Index largely because markets favored the value style in 2006. AST AllianceBernstein Growth & Income Portfolio trailed its large-cap value target largely because it had less pronounced value characteristics than its style-specific target, while AST T. Rowe Price Large-Cap Growth Portfolio trailed its target because it had more aggressive growth characteristics. The AST Large-Cap Value Portfolio trailed its target largely because it characteristically tends to be underweight in the largest firms in the benchmark and several of these posted strong returns in 2006. However, management of the AST T. Rowe Price Natural Resources Portfolio added value by underweighting the energy sector and emphasizing real estate investment trusts and commodity-sensitive industrials.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Capital Growth Asset Allocation Portfolio	December 31, 2006
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	Since Inception
AST Balanced Asset Allocation Portfolio	13.67%	12.92%
S&P 500 Index	15.78	14.52
Blended Index[1]	15.10	14.90
Blended Index[2]	15.03	14.84
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Capital Growth Asset Allocation Portfolio had a total return that was below its Blended Index.

The Portfolio invests in shares of other portfolios on the American Skandia Trust platform. The portfolio attempts to outperform a blended benchmark consisting of 64% Russell 3000 Index (a measure of the broad U.S. equity market), 16% MSCI EAFE Index (a measure of the broad developed country international equity market), and 20% Lehman Aggregate Bond Index (a measure of the U.S. investment grade bond market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the funds selected to invest in these asset classes.

Globally, stock markets performed well in 2006 and the Portfolio’s above benchmark stock allocation contributed positively to performance versus the benchmark index. Also, international stocks substantially outperformed domestic stocks in 2006, and the Portfolio benefited from an overweight in the international markets. Bonds eked out a low single-digit return after the Federal Reserve paused its two-year cycle of rate cuts aimed at wringing excess monetary stimulus from the U.S. economy. The Portfolio benefited from an underweight in bonds. Within the Portfolio’s bond allocation, non-benchmark exposures to high yield and global unhedged bonds and to money market assets contributed positively to performance. However, within its domestic stock allocations, emphases on the growth investing style versus value, and on large-caps versus small-caps both detracted from the Portfolio’s performance. It suffered slightly from exposure to natural resources stocks, as the sector’s return was slightly below the return of the broad domestic market.

Style factors also affected the performance of the funds selected to implement the strategy. In the Portfolio’s international allocation, the AST International Growth Portfolio trailed while the AST International Value outperformed the MSCI EAFE Index largely because markets favored the value style in 2006. AST AllianceBernstein Growth & Income Portfolio trailed its large-cap value target largely because it had less pronounced value characteristics than its style-specific target, while AST T. Rowe Price Large-Cap Growth Portfolio trailed its target because it had more aggressive growth characteristics. The AST Large-Cap Value Portfolio trailed its target largely because it characteristically tends to be underweight in the largest firms in the benchmark and several of these posted strong returns in 2006. However, management of the AST T. Rowe Price Natural Resources Portfolio added value by underweighting the energy sector and emphasizing real estate investment trusts and commodity-sensitive industrials.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Aggressive Asset Allocation Portfolio	December 31, 2006
Advised by: Prudential Investments LLC

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages
	1-Year	Since Inception
AST Aggressive Asset Allocation Portfolio	15.68%	14.68%
S&P 500 Index	15.78	14.52
Blended Index[1]	17.89	17.48
Blended Index[2]	17.80	17.40
Portfolio inception: 12/05/2005.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Aggressive Asset Allocation Portfolio had a total return that was below its Blended Index.

The Portfolio invests in shares of other portfolios on the American Skandia Trust platform. The portfolio attempts to outperform a blended benchmark consisting of 80% Russell 3000 Index (a measure of the broad U.S. equity market) and 20% MSCI EAFE Index (a measure of the broad developed country international equity market). Its performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the funds selected to invest in these asset classes.

Globally, stock markets performed well in 2006, and the Portfolio captured much of this return. International stocks substantially outperformed domestic stocks in 2006, and the Portfolio benefited from an overweight in the international markets. However, within its domestic allocations, emphases on the growth investing style in large-cap stocks and on large-caps versus small-caps both detracted from its performance. It suffered slightly from exposure to natural resources stocks, as the sector’s return was slightly below the return of the broad domestic market.

Style factors also affected the performance of the funds selected to implement the strategy. In the Portfolio’s international allocation, the AST International Growth Portfolio trailed while the AST International Value outperformed the MSCI EAFE Index, largely because markets favored the value style in 2006. AST AllianceBernstein Growth & Income Portfolio trailed its large-cap value target largely because it had less-pronounced value characteristics than its style-specific target, while AST T. Rowe Price Large Cap Growth Portfolio trailed its target because it had more aggressive growth characteristics. The AST Large-Cap Value Portfolio trailed its target largely because it characteristically tends to be underweight in the largest firms in the benchmark and several of these posted strong returns in 2006. However, management of the AST T. Rowe Price Natural Resources Portfolio added value by underweighting the energy sector and emphasizing real estate investment trusts and commodity-sensitive industrials.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST First Trust Balanced Target Portfolio	December 31, 2006
Subadvised by: First Trust Advisors, LP

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Total Return Percentages
Since Inception
AST First Trust Balanced Target Portfolio	7.20%
S&P 500 Index	11.11
Blended Index	8.18
Portfolio inception: 3/20/2006.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the First Trust Balanced Target Portfolio had a total return that was below its Blended Index.

The Portfolio seeks to outperform a blended benchmark consisting of 65% Russell 3000 Index (domestic stocks) and 35% Lehman Brothers Aggregate Bond Index (domestic investment-grade bonds). It does this by following a buy and hold process that rebalances annually, normally managed in six segments: Investment grade corporate bonds, large-cap stocks, small-cap stocks, allcap stocks, global stocks, and international (non-United States) stocks. Within each segment, First Trust selects investments with a quantitative model based upon measures of earnings and share-price momentum and valuation. Depending on the segment, the Portfolio will invest equally or in market-cap weighted proportions in each of the top 15-40 securities as ranked by the model.

Inception of the Portfolio was on March 20, 2006. It underperformed the Blended Index during the second quarter of the year, but ended strong, outperforming it in the third and fourth quarters. However, the two-quarter outperformance was not enough to offset the impact of the weak start.

The Portfolio’s allocations to various segments detracted value, particularly its underweight relative to its Blended Index in smallcap stocks and a significant additional exposure to the Dow Jones Select Dividend universe. Its overweight exposure to international stocks added value as international markets outperformed domestic markets. The Portfolio’s overall holdings deviated from its Blended Index benchmark in several other ways, as well. It had greater exposure to stocks with histories of rising earnings and share prices and to stocks with greater share-price volatility. These factors detracted from its performance.

Its selection of securities within segments added value, particularly its holdings in chemicals and motor vehicles and their parts. Positions in General Motors (automobiles), NVIDIA (semiconductors), and Apple (electronic devices) were the largest contributors to its performance.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST First Trust Capital Appreciation Target Portfolio	December 31, 2006
Subadvised by: First Trust Advisors, LP

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Total Return Percentages
Since Inception
AST First Trust Capital Appreciation Target Portfolio	6.20%
S&P 500 Index	11.11
Blended Index	8.91
Portfolio inception: 3/20/2006.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the First Trust Capital Appreciation Portfolio had a total return that was below its Blended Index.

The Portfolio seeks to outperform a blended benchmark consisting of 80% Russell 3000 Index (domestic stocks), and 20% Lehman Aggregate Bond Index (domestic investment-grade bonds). It does this by following a buy and hold process that rebalances annually, normally managed in six segments: Investment grade corporate bonds, large-cap stocks, small-cap stocks, allcap stocks, global stocks, and international (non-United States) stocks. Within each segment, First Trust selects investments with a quantitative model based upon measures of earnings and share-price momentum and valuation. Depending on the segment, the Portfolio will invest equally or in market-cap weighted proportions in each of the top 15-40 securities as ranked by the model.

Inception of the Portfolio was on March 20, 2006. It underperformed the Blended Index during the second and third quarters of the year, but ended strong, outperforming it in the fourth quarter. The most recent quarter’s outperformance, however, was not enough to offset the relatively weak results during the first part of the period.

The Portfolio’s allocations to various segments detracted value, particularly its underweight relative to its Blended Index in small-cap stocks and an additional exposure to technology through an allocation to a NASDAQ 100 segment. Its overweight exposure to international stocks added value as international markets outperformed domestic markets.

Its selection of securities within segments added value, particularly its holdings in oil services, semiconductors, information services, and computer hardware. Positions in NVIDIA (semiconductors), Apple (electronic devices), and General Motors (automobiles) were the largest contributors to its performance.

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust AST Advanced Strategies Portfolio	December 31, 2006
Subadvised by: Pacific Investment Management Company, LLC, Prudential Investments LLC, Marsico Capital Management LLC, T. Rowe Price Associates, Inc., William Blair & Co., LLC, LSV Asset Management.

Report of the Investment Managers
Performance Summary - As of December 31, 2006

Total Return Percentages
Since Inception
AST Advanced Strategies Portfolio	8.00%
S&P 500 Index	11.11
Blended Index[1]	9.33
Blended Index[2]	9.13
Portfolio inception: 3/20/2006.

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2006, the Advanced Strategies Portfolio had a total return that was below its Blended Index.

The Portfolio seeks to outperform a blended benchmark consisting of 50% MSCI World Index (GD) (global stocks), 10% Russell 3000 Index (domestic stocks), 15% Lehman Aggregate Bond Index (domestic investment-grade bonds), 10% JP Morgan Government Bond Index Non-US (US$ Hedged) (foreign government bonds), 5% JP Morgan EMBI Global Index (US$) (emerging market bonds), and 10% Lehman Brothers US TIPS Index (U.S. inflation-protected bonds). It does this by varying the exposure to the different asset classes and by selecting investment managers who it believes can outperform their respective performance targets over time.

The Portfolio’s international growth-stock segment managed by William Blair was the largest driver of the Portfolio’s underperformance. The manager’s sub-style was out of favor as international value stocks generally outperformed international growth. Also, holding cash early in the period detracted from the segment’s return as international equity markets posted gains.

The largest positive contributions to performance relative to the Blended Index benchmark came from the Absolute Return I segment managed by PIMCO versus the Lehman Brothers U.S. TIPS Index and LSV International Value segment versus the MSCI EAFE Index (GD). PIMCO benefited from an emphasis on real estate investment trusts (REITs) and commodities, both of which posted strong returns. LSV benefited from its deep value sub-style and its emphasis on smaller-cap stocks versus the MSCI EAFE Index (GD).

Prudential Investments LLC and American Skandia Investment Services, Inc. (ASISI) are co-managers of the Trust. Both are Prudential Financial Companies.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

American Skandia Trust Presentation of Portfolio Holdings as of December 31, 2006 (Unaudited)

AST JPMorgan International Equity
Five Largest Holdings (% of Net Assets)
Total SA	3.9%
Eni SpA	3.2%
HSBC Holdings PLC	3.1%
Tesco PLC	2.5%
UBS AG	2.3%

AST MFS Global Equity
Five Largest Holdings (% of Net Assets)
Nestle SA	3.3%
Johnson& Johnson	2.9%
Reckitt Benckiser PLC	2.7%
Roche Holdings AG	2.4%
L’Air Liquide SA	2.4%

AST Federated Aggressive Growth
Five Largest Holdings (% of Net Assets)
Central European Media Enterprises Ltd.
(Class A Stock)	3.7%
Dick’s Sporting Goods, Inc.	2.2%
Advance Auto Parts, Inc.	2.1%
EGL, Inc.	2.1%
CSR PLC	1.9%

AST DeAm Small-Cap Value
Five Largest Holdings (% of Net Assets)
BankUnited Financial Corp., (Class A Stock)	1.6%
FirstFed Financial Corp.	1.6%
Jack in the Box, Inc.	1.5%
Apria Healthcare Group, Inc.	1.5%
Scholastic Corp.	1.4%

AST Neuberger Berman Mid-Cap Value
Five Largest Holdings (% of Net Assets)
Bear Stearns Cos., Inc.	2.3%
Lennar Corp. (Class A Stock)	2.1%
TXU Corp.	2.1%
Joy Global, Inc.	2.1%
KB Home	2.0%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings (% of Net Assets)
General Electric Co.	5.2%
Microsoft Corp.	3.7%
American Tower Corp.	3.5%
Juniper Networks, Inc.	2.6%
State Street Corp.	2.6%

AST Goldman Sachs Concentrated Growth
Five Largest Holdings (% of Net Assets)
Freddie Mac	6.7%
McGraw-Hill Cos., Inc.	6.1%
Schlumberger Ltd.	4.1%
Suncor Energy, Inc.	4.0%
Baker Huges, Inc.	3.9%

AST AllianceBernstein Core Value
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	5.6%
Citigroup, Inc.	4.5%
General Electric Co.	3.3%
Bank of America Corp.	3.1%
J.P. Morgan Chase & Co.	2.9%

AST American Century Income & Growth
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	5.3%
International Business Machines Corp.	4.7%
Citigroup, Inc.	4.7%
Bank of America Corp.	3.5%
Morgan Stanley	3.4%

AST International Growth
Five Largest Holdings (% of Net Assets)
ABB Ltd.	2.6%
Tesco PLC	2.5%
Roche Holding AG	2.4%
Macquarie Bank Ltd.	2.1%
Veolia Environment	2.1%

AST Small-Cap Growth
Five Largest Holdings (% of Net Assets)
Bucyrus International Ltd.	2.8%
TETRA Technologies, Inc.	2.3%
Waste Connections, Inc.	2.0%
Cash America International, Inc.	1.8%
Factset Research Systems, Inc.	1.6%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings (% of Net Assets)
iShares Russell2000 Value Index Fund	4.9%
El Paso Electric Co.	1.4%
Wabash National Corp.	1.4%
PFF Bancorp, Inc.	1.3%
Spirit Finance Corp.	1.1%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings (% of Net Assets)
CheckFree Corp.	2.5%
Weatherford International Ltd.	2.5%
Harman International Industries, Inc.	2.4%
WW Grainger, Inc.	2.4%
Fortune Brands, Inc.	2.3%

AST Mid-Cap Value
Five Largest Holdings (% of Net Assets)
Darden Restaurants, Inc.	2.7%
Beckman Coulter, Inc.	2.6%
VF Corp.	2.2%
Sonoco Products Co.	2.1%
Compass Banshares, Inc.	2.1%

AST MFS Growth
Five Largest Holdings (% of Net Assets)
Cisco Systems, Inc.	2.9%
General Electric Co.	2.6%
Genzyme Corp.	2.3%
Proctor & Gamble Co.	2.1%
Adobe Systems, Inc.	2.1%

AST DeAM Large-Cap Value
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	5.2%
Bank of America Corp.	4.6%
J.P. Morgan Chase& Co.	3.7%
Pfizer, Inc.	3.7%
ChevronTexaco Corp.	3.3%

AST Cohen & Steers Realty
Five Largest Holdings (% of Net Assets)
Equity Office Properties Trust, REIT	7.4%
Avalonbay Communities, Inc., REIT	5.0%
Equity Residential Properties Trust, REIT	5.0%
Public Storage, Inc., REIT	4.6%
Simon Property Group, Inc., REIT	4.6%

AST AllianceBernstein Growth & Income
Five Largest Holdings (% of Net Assets)
American International Group, Inc.	4.2%
Time Warner, Inc.	4.2%
Citigroup, Inc.	4.2%
Wyeth	4.0%
Procter & Gamble Co.	4.0%

AST International Value
Five Largest Holdings (% of Net Assets)
Eni SpA	2.4%
Barclays PLC	2.0%
Toyota Motor Corp.	1.9%
Roche Holding AG	1.8%
Swiss Re	1.8%

AST DeAm Small-Cap Growth
Five Largest Holdings (% of Net Assets)
West Pharmaceutical Services, Inc.	1.2%
Wabtec Corp.	1.1%
American Medical Systems Holdings, Inc.	1.1%
Grey Wolf, Inc.	1.1%
American Healthways, Inc.	1.1%

AST Small-Cap Value
Five Largest Holdings (% of Net Assets)
Kaydon Corp.	0.6%
CommScope, Inc.	0.6%
General Cable Corp.	0.6%
Black Box Corp.	0.6%
FelCor Lodging Trust, Inc.	0.5%

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings (% of Net Assets)
NII Holdings, Inc.	2.7%
CB Richard Ellis Group, Inc.	2.3%
Celgene Corp.	2.1%
Alliance Data Systems Corp.	2.1%
Coach, Inc.	2.1%

AST T.Rowe Price Natural Resources
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	3.4%
Schlumberger Ltd.	3.4%
Cooper CameronCorp.	3.1%
Royal Dutch Shell PLC, ADR	3.0%
ConocoPhillips	2.9%

AST Marsico Capital Growth
Five Largest Holdings (% of Net Assets)
UnitedHealth Group, Inc.	6.9%
Goldman Sachs Group, Inc.	5.4%
Genentech, Inc.	4.3%
Comcast Corp.	4.0%
Procter & Gamble Co.	3.9%

AST Large-Cap Value
Five Largest Holdings (% of Net Assets)
Altria Group, Inc.	3.8%
ConocoPhillips	3.3%
Bank of America Corp.	3.2%
Exxon Mobil Corp.	2.9%
Citigroup, Inc.	2.5%

AST AllianceBernstein Managed Index 500
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	4.3%
General Electric Co.	3.9%
Citigroup, Inc.	3.0%
Bank of America Corp.	2.6%
Procter & Gamble Co.	2.5%

AST Global Allocation
Five Largest Holdings (% of Net Assets)
AST PIMCO Total Return Bond Portfolio	31.0%
AST Large-Cap Value Portfolio	14.6%
AST Marsico Capital Growth Portfolio	12.3%
AST T. Rowe Price Large-Cap Growth Portfolio	12.2%
AST International Growth Portfolio	7.4%

American Skandia Trust Presentation of Portfolio Holdings as of December 31, 2006 (Unaudited)

AST American Century Strategic Balanced
Five Largest Holdings/Issues (% of Net Assets)
FNMA, 6.0%,TBA	3.6%
Exxon Mobil Corp.	3.1%
Citigroup, Inc.	2.5%
FNMA, 6.5%, TBA	2.1%
Bank of America Corp.	2.0%

AST Lord Abbett Bond-Debenture
Five Largest Holdings/Issues (% of Net Assets)
FNMA, 6.625%, 10/15/07	1.7%
FNMA, 6.0%, 03/01/36	1.6%
El Paso Corp., Sr. Notes, 7.0%, 05/15/11	1.4%
General Motors Acceptance Corp. LLC,
Notes, 7.25%, 03/02/11	1.3%
FNMA, 6.5%, 05/01/36	1.3%

AST T. Rowe Price Asset Allocation
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	1.9%
General Electric Co.	1.6%
Citigroup, Inc.	1.3%
Miscrosoft Corp.	1.1%
Proctor & Gamble Co.	1.0%

AST Balanced Asset Allocation
Five Largest Holdings (% of Net Assets)
AST PIMCO Total Return Bond Portfolio	26.3%
AST Large-Cap Value Portfolio	15.7%
AST Marsico Capital Growth Portfolio	13.0%
AST T. Rowe Price Large-Cap Growth Portfolio	12.9%
AST International Growth Portfolio	7.9%

AST Advanced Strategies
Five Largest Holdings (% of Net Assets)
FNMA, 6.0%, 1/11/37, TBA	8.2%
iShares Russell 1000 Growth Index Fund	2.2%
iShares Russell 1000 Value Index Fund	1.9%
Dutch Treasury Certificate (Netherlands)	1.7%
U.S. Treasury Inflationary Index Bonds	1.7%

AST T. Rowe Price Global Bond
Five Largest Issues (% of Net Assets)
United Kingdom Treasury Bonds, 4.25%, 03/07/11	7.0%
Republic of Austria Notes, 4.0%, 07/15/09	3.8%
French Government Bonds, 5.50%, 04/25/10	3.2%
German Government Bonds, 5.25%, 07/04/10	3.1%
Japanese Government Bonds, 1.0%, 06/10/16	2.1%

AST PIMCO Total Return Bond
Five Largest Issues (% of Net Assets)
U.S. Treasury Notes, 4.75%, 12/31/08	9.0%
FNMA, 5.5%,TBA	8.6%
U.S. Treasury Notes, 4.65%, 12/31/11	6.9%
Bundesobligation, Bonds, 4.0%, 02/16/07	3.9%
FNMA, 6.0%, TBA	3.6%

AST Conservative Asset Allocation
Five Largest Holdings (% of Net Assets)
AST PIMCO Total Return Bond Portfolio	35.4%
AST Large-Cap Value Portfolio	13.1%
AST Marsico Capital Growth Portfolio	11.2%
AST T. Rowe Price Large-Cap Growth Portfolio	11.1%
AST AllianceBernstein Growth& Income Portfolio	7.1%

AST Capital Growth Asset Allocation
Five Largest Holdings (% of Net Assets)
AST Large-Cap Value Portfolio	18.9%
AST Marsico Capital Growth Portfolio	15.9%
AST T. Rowe Price Large-Cap Growth Portfolio	15.7%
AST PIMCO Total Return Bond Portfolio	13.0%
AST International Value Portfolio	9.7%

AST First Trust Balanced Target
Five Largest Holdings (% of Net Assets)
Nvidia Corp.	1.5%
BT Group PLC	1.5%
General Motors Corp.	1.4%
Compass Group PLC	1.3%
Vodafone Group PLC	1.3%

AST High Yield Bond Portfolio
Five Largest Issues (% of Net Assets)
DJ CDX HY 7 T1, 8.375%, 12/29/11	10.3%
TRAINS HY-1-2006, 7.548, 05/01/16	8.2%
General Motors Acceptance Corp.,
Notes, 7.0%, 02/01/12	1.2%
Qwest Corp., Debs., 7.5%, 06/15/23	1.0%
NRG Energy, Inc.,Gtd., Notes, 7.375%, 02/01/16	1.0%

AST PIMCO Limited Maturity Bond
Five Largest Holdings/Issues (% of Net Assets)
Bundesobligation, Bonds, 4.0%, 02/16/07	4.3%
FNMA, 6.0%, 01/01/37	1.7%
FNMA, 4.25%, 07/30/09	1.7%
Bundesschatzanweisungen, Notes, 2.5%, 03/23/07	1.6%
FNMA, 6.0%, 01/01/37	1.6%

AST Preservation Asset Management
Five Largest Holdings (% of Net Assets)
AST PIMCO Total Return Bond Portfolio	54.8%
AST Large-Cap Value Portfolio	8.3%
AST Marsico Capital Growth Portfolio	7.0%
AST T. Rowe Price Large-Cap Growth Portfolio	7.0%
AST AllianceBernstein Growth& Income Portfolio	4.3%

AST Aggressive Asset Allocation
Five Largest Holdings (% of Net Assets)
AST Large-Cap Value Portfolio	22.0%
AST Marsico Capital Growth Portfolio	18.5%
AST T. Rowe Price Large-Cap Growth Portfolio	18.4%
AST International Value Portfolio	11.2%
AST International Growth Portfolio	11.1%

AST First Trust Capital Appreciation Target
Five Largest Holdings (% of Net Assets)
Nvidia Corp.	3.6%
Apple Computer, Inc.	3.0%
BT Group PLC	2.0%
Express Scripts, Inc.	2.0%
General Motors Corp.	1.8%

For a complete listing of holdings, refer to the Schedule of Investments section of this report.
Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

FEES AND EXPENSES (UNAUDITED)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Annualized
	Beginning Account	Ending Account	Expense Ratio	Expenses Paid
	Value	Value	Based on the	During the Six-
American Skandia Trust Portfolios	July 1, 2006	December 31, 2006	Six-Month Period	Month Period*

AST JP Morgan International Equity	Actual	$1,000.00	$1,115.80	1.01%	$5.39
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

AST International Growth	Actual	$1,000.00	$1,149.30	1.16%	$6.28
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

AST International Value	Actual	$1,000.00	$1,050.90	1.12%	$6.07
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

AST MFS Global Equity	Actual	$1,000.00	$1,138.80	1.18%	$6.36
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

AST Small-Cap Growth	Actual	$1,000.00	$1,065.60	1.03%	$5.36
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST DeAM Small-Cap Growth	Actual	$1,000.00	$1,047.60	1.09%	$5.63
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

AST Federated Aggressive Growth	Actual	$1,000.00	$1,060.00	1.10%	$5.71
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Annualized
	Beginning Account	Ending Account	Expense Ratio	Expenses Paid
	Value	Value	Based on the	During the Six-
American Skandia Trust Portfolios	July 1, 2006	December 31, 2006	Six-Month Period	Month Period*

AST Goldman Sachs Small-Cap Value	Actual	$1,000.00	$1,106.50	1.11%	$5.89
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

AST Small-Cap Value	Actual	$1,000.00	$1,096.00	1.02%	$5.39
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST DeAM Small-Cap Value	Actual	$1,000.00	$1,104.30	1.13%	$5.99
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

AST Goldman Sachs Mid-Cap Growth	Actual	$1,000.00	$1,072.10	1.11%	$5.80
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

AST Neuberger Berman Mid-Cap Growth	Actual	$1,000.00	$1,077.20	1.05%	$5.50
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Neuberger Berman Mid-Cap Value	Actual	$1,000.00	$1,089.40	0.99%	$5.21
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Mid-Cap Value	Actual	$1,000.00	$1,085.20	1.16%	$6.10
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

AST T. Rowe Price Natural Resources	Actual	$1,000.00	$1,028.00	1.02%	$5.21
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST T. Rowe Price Large-Cap Growth	Actual	$1,000.00	$1,097.00	1.00%	$5.29
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST MFS Growth	Actual	$1,000.00	$1,100.50	1.01%	$5.35
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

AST Marsico Capital Growth	Actual	$1,000.00	$1,079.20	1.00%	$5.24
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST Goldman Sachs Concentrated Growth	Actual	$1,000.00	$1,111.40	0.85%	$4.52
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

AST DeAM Large-Cap Value	Actual	$1,000.00	$1,134.70	0.97%	$5.22
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST Large-Cap Value	Actual	$1,000.00	$1,139.00	0.85%	$4.58
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

AST AllianceBerstein Core Value	Actual	$1,000.00	$1,154.80	0.87%	$4.73
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST Cohen & Steers Realty	Actual	$1,000.00	$1,196.00	1.11%	$6.14
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

AST AllianceBerstein Managed Index 500	Actual	$1,000.00	$1,131.10	0.74%	$3.97
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

Annualized
	Beginning Account	Ending Account	Expense Ratio	Expenses Paid
	Value	Value	Based on the	During the Six-
American Skandia Trust Portfolios	July 1, 2006	December 31, 2006	Six-Month Period	Month Period*

AST American Century Income & Growth	Actual	$1,000.00	$1,139.20	0.89%	$4.80
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

AST AllianceBerstein Growth & Income	Actual	$1,000.00	$1,158.40	0.85%	$4.62
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

AST Global Allocation	Actual	$1,000.00	$1,094.10	0.22%	$1.16
	Hypothetical	$1,000.00	$1,024.10	0.22%	$1.12

AST American Century Strategic Balanced	Actual	$1,000.00	$1,083.00	1.04%	$5.46
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$1,099.80	0.96%	$5.08
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST T. Rowe Price Global Bond	Actual	$1,000.00	$1,043.30	0.94%	$4.84
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST High Yield	Actual	$1,000.00	$1,079.60	0.87%	$4.56
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST Lord Abbett Bond-Debenture	Actual	$1,000.00	$1,068.70	0.87%	$4.54
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST PIMCO Total Return Bond	Actual	$1,000.00	$1,044.80	0.77%	$3.97
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

AST PIMCO Limited Maturity Bond	Actual	$1,000.00	$1,029.50	0.75%	$3.84
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

AST Money Market	Actual	$1,000.00	$1,024.60	0.56%	$2.86
	Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85

AST Aggressive Asset Allocation	Actual	$1,000.00	$1,121.00	0.20%	$1.07
	Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

AST Balanced Asset Allocation	Actual	$1,000.00	$1,096.90	0.17%	$0.90
	Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

AST Capital Growth Asset Allocation	Actual	$1,000.00	$1,110.10	0.16%	$0.85
	Hypothetical	$1,000.00	$1,024.40	0.16%	$0.82

AST Conservative Asset Allocation	Actual	$1,000.00	$1,088.20	0.19%	$1.00
	Hypothetical	$1,000.00	$1,024.25	0.19%	$0.97

AST Preservation Asset Allocation	Actual	$1,000.00	$1,070.00	0.20%	$1.04
	Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

AST First Trust Capital Appreciation Target	Actual	$1,000.00	$1,102.80	1.00%	$5.30
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

Annualized
	Beginning Account	Ending Account	Expense Ratio	Expenses Paid
	Value	Value	Based on the	During the Six-
American Skandia Trust Portfolios	July 1, 2006	December 31, 2006	Six-Month Period	Month Period*

AST First Trust Balanced Target	Actual	$1,000.00	$1,105.20	1.04%	$5.52
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

AST Advanced Strategies	Actual	$1,000.00	$1,090.90	1.07%	$5.64
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

*
Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Portfolio ’s fiscal year ended December 31, 2006 (to reflect the six-month period).

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value:
Unaffiliated investments (cost $366,180,081)	$514,054,642
Affiliated investments (cost $11,880,127)	11,880,127
Foreign currency, at value (cost $240,262)	239,758
Tax reclaim receivable	904,598
Dividends and interest receivable	714,351
Receivable for fund share sold	141,841
Prepaid expenses	4,714

Total Assets	527,940,031

LIABILITIES:
Payable for fund share repurchased	2,476,354
Payable to custodian	985,279
Advisory fees payable	206,991
Accrued expenses and other liabilities	94,453
Shareholder servicing fees payable	4,034

Total Liabilities	3,767,111

NET ASSETS	$524,172,920

Net assets were comprised of:
Paid-in capital	$451,623,436
Retained earnings	72,549,484

Net assets, December 31, 2006	$524,172,920

Net asset value and redemption price per share, $524,172,920/21,505,304 outstanding shares of beneficial interest	$24.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,699,091 foreign withholding tax)	$12,076,463
Affiliated dividend income	345,124
Unaffiliated interest	5,473
Affiliated income from securities lending, net	2,094

12,429,154

EXPENSES
Advisory fees	4,242,418
Shareholder servicing fees and expenses (including affiliated expense of $411,862) (Note 4)	415,862
Custodian and accounting fees	216,000
Loan interest expense (Note 7)	24,588
Audit fee	19,000
Transfer agent’s fees and expenses	18,000
Trustees’ fees	15,000
Insurance expenses	15,000
Legal fees and expenses	12,000
Miscellaneous	48,639

Total expenses	5,026,507
Less: advisory fee waivers	(65,596)

Net expenses	4,960,911

NET INVESTMENT INCOME	7,468,243

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	34,499,734
Foreign currency transactions	157,731

34,657,465

Net change in unrealized appreciation (depreciation) on:
Investments	56,748,234
Foreign currencies	66,239

56,814,473

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	91,471,938

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,940,181

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$7,468,243	$5,909,297
Net realized gain on investments and foreign currencies	34,657,465	3,113,445
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	56,814,473	37,171,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	98,940,181	46,193,855

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(4,437,202)
Distributions	(5,945,843)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,945,843)	(4,437,202)

FUND SHARE TRANSACTIONS:
Fund share sold [4,071,353 and 6,699,062 shares, respectively]	90,889,176	123,105,759
Fund share issued in reinvestment of dividends and distributions [272,870 and 248,583 shares, respectively]	5,945,843	4,437,202
Fund share repurchased [6,192,260 and 4,324,547 shares, respectively]	(135,045,036)	(79,471,416)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(38,210,017)	48,071,545

TOTAL INCREASE IN NET ASSETS	54,784,321	89,828,198
NET ASSETS:
Beginning of year	469,388,599	379,560,401

End of year	$524,172,920	$469,388,599 (a)

(a) Includes undistributed net investment income of		$5,821,306

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $23,514,665:
Unaffiliated investments (cost $1,869,671,629)	$2,267,553,762
Affiliated investments (cost $63,700,577)	63,700,577
Dividends and interest receivable	3,665,724
Receivable for fund share sold	401,022
Receivable for investments sold	365,931
Prepaid expenses	21,087

Total Assets	2,335,708,103

LIABILITIES:
Payable to broker for collateral for securities on loan	25,033,418
Payable for fund share repurchased	16,698,347
Payable for investments purchased	6,497,014
Payable to custodian	4,702,277
Advisory fees payable	1,537,894
Accrued expenses and other liabilities	750,104
Shareholder servicing fees payable	17,627

Total Liabilities	55,236,681

NET ASSETS	$2,280,471,422

Net assets were comprised of:
Paid-in capital	$1,706,920,515
Retained earnings	573,550,907

Net assets, December 31, 2006	$2,280,471,422

Net asset value and redemption price per share, $2,280,471,422/137,761,259 outstanding shares of beneficial interest	$16.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income
(net of $3,464,226 foreign withholding tax)	$31,030,692
Affiliated dividend income	3,190,467
Affiliated income from securities lending, net	17,598

34,238,757

EXPENSES
Advisory fees	20,779,295
Shareholder servicing fees and expenses (including affiliated expense of $1,757,778) (Note 4)	1,757,778
Custodian and accounting fees	1,135,000
Insurance expenses	44,000
Trustees’ fees	40,000
Audit fee	21,000
Transfer agent’s fees and expenses	18,000
Legal fees and expenses	7,000
Loan interest expense (Note 7)	6,298
Miscellaneous	60,919

Total expenses	23,869,290
Less: advisory fee waivers	(1,010,758)

Net expenses	22,858,532

NET INVESTMENT INCOME	11,380,225

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss)on: Investment transactions	327,851,729
Foreign currency transactions	(4,507,051)

323,344,678

Net change in unrealized appreciation (depreciation) on:
Investments	51,844,844
Foreign currencies	(74,854)

51,769,990

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	375,114,668

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$386,494,893

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,380,225	$7,117,454
Net realized gain on investments and foreign currencies	323,344,678	166,494,982
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	51,769,990	79,516,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	386,494,893	253,129,190

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(14,181,104)
Distributions	(25,553,705)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(25,553,705)	(14,181,104)

FUND SHARE TRANSACTIONS:
Fund share sold [56,825,315 and 33,416,814 shares, respectively]	844,006,058	414,908,510
Fund share issued in reinvestment of dividends and distributions [1,725,431 and 1,217,262 shares, respectively]	25,553,705	14,181,104
Fund share repurchased [51,524,453 and 15,719,296 shares, respectively]	(761,265,683)	(199,680,349)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	108,294,080	229,409,265

TOTAL INCREASE IN NET ASSETS	469,235,268	468,357,351
NET ASSETS:
Beginning of year	1,811,236,154	1,342,878,803

End of year	$2,280,471,422	$1,811,236,154 (a)

(a) Includes undistributed net investment income of		$1,155,135

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value:
Unaffiliated investments (cost $917,214,306)	$1,013,421,678
Affiliated investments (cost $46,634,654)	46,634,654
Foreign currency, at value (cost $4,295,754)	4,277,407
Dividends and interest receivable	1,592,604
Receivable for investments sold	606,634
Receivable for fund share sold	403,611
Unrealized appreciation on foreign currency forward contracts	111,718
Prepaid expenses	3,365

Total Assets	1,067,051,671

LIABILITIES:
Payable for investments purchased	23,914,164
Payable to custodian	2,687,523
Advisory fees payable	612,023
Payable for fund share repurchased	898,818
Accrued expenses and other liabilities	212,507
Unrealized depreciation on foreign currency forward contracts	107,223
Shareholder servicing fees payable	8,223

Total Liabilities	28,440,481

NET ASSETS	$1,038,611,190

Net assets were comprised of:
Paid-in capital	$968,393,099
Retained earnings	70,218,091

Net assets, December 31, 2006	$1,038,611,190

Net asset value and redemption price per share, $1,038,611,190/55,139,321 outstanding shares of beneficial interest	$18.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,580,156 foreign withholding tax)	$20,213,656
Affiliated dividend income	1,382,180

21,595,836

EXPENSES
Advisory fees	6,816,029
Shareholder servicing fees and expenses (including affiliated expense of $553,127) (Note 4)	553,127
Custodian and accounting fees	243,000
Audit fee	19,000
Transfer agent’s fees and expenses	18,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Insurance expenses	6,000
Miscellaneous	52,828

Total expenses	7,729,984

NET INVESTMENT INCOME	13,865,852

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	81,292,197
Foreign currency transactions	49,657

81,341,854

Net change in unrealized appreciation (depreciation) on:
Investments	70,235,761
Foreign currencies	40,435

70,276,196

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	151,618,050

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$165,483,902

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$13,865,852	$4,252,742
Net realized gain on investments and foreign currencies	81,341,854	5,503,519
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	70,276,196	15,493,803

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	165,483,902	25,250,064

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(3,075,326)
Distributions	(4,815,327)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,815,327)	(3,075,326)

FUND SHARE TRANSACTIONS:
Fund share sold [50,262,289 and 8,226,569 shares, respectively]	830,719,013	116,138,692
Fund share issued in reinvestment of dividends and distributions [295,418 and 231,030 shares, respectively]	4,815,327	3,075,326
Fund share repurchased [12,748,157 and 5,675,800 shares, respectively]	(216,151,070)	(76,496,330)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	619,383,270	42,717,688

TOTAL INCREASE IN NET ASSETS	780,051,845	64,892,426
NET ASSETS:
Beginning of year	258,559,345	193,666,919

End of year	$1,038,611,190	$258,559,345 (a)

(a) Includes undistributed net investment income of		$4,006,788

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MFS GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $4,603,185:
Unaffiliated investments (cost $213,227,516)	$250,593,537
Affiliated investments (cost $4,845,503)	4,845,503
Dividends and interest receivable	382,488
Receivable for investments sold	323,367
Prepaid expenses	3,507
Unrealized appreciation on foreign currency forward contracts	66
Receivable for fund share sold	16

Total Assets	256,148,484

LIABILITIES:
Payable to broker for collateral for securities on loan	4,750,089
Payable for fund share repurchased	624,532
Advisory fees payable	94,431
Accrued expenses and other liabilities	71,814
Shareholder servicing fees payable	1,916
Payable to custodian	612
Unrealized depreciation on foreign currency forward contracts	171

Total Liabilities	5,543,565

NET ASSETS	$250,604,919

Net assets were comprised of:
Paid-in capital	$187,895,852
Retained earnings	62,709,067

Net assets, December 31, 2006	$250,604,919

Net asset value and redemption price per share, $250,604,919/17,166,506 outstanding shares of beneficial interest	$14.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $258,941 foreign withholding tax)	$6,287,780
Unaffiliated interest	129,970
Affiliated income from securities lending, net	3,715
Affiliated dividend income	2,969

6,424,434

EXPENSES
Advisory fees	1,811,006
Custodian and accounting fees	161,000
Shareholder servicing fees and expenses (including affiliated expense of $150,686) (Note 4)	153,686
Audit fee	20,000
Trustees’ fees	18,000
Transfer agent’s fees and expenses	18,000
Loan interest expense (Note 7)	9,890
Legal fees and expenses	9,000
Insurance expenses	5,000
Miscellaneous	59,211

Total expenses	2,264,793
Less: advisory fee waivers	(67,829)

Net expenses	2,196,964

NET INVESTMENT INCOME	4,227,470

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	21,482,491
Foreign currency transactions	(95,994)

21,386,497

Net change in unrealized appreciation (depreciation) on:
Investments	14,253,257
Foreign currencies	13,270

14,266,527

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	35,653,024

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,880,494

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,227,470	$959,243
Net realized gain on investments and foreign currencies	21,386,497	17,715,431
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	14,266,527	(6,706,219)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,880,494	11,968,455

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(461,319)
Distributions	(15,674,662)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,674,662)	(461,319)

FUND SHARE TRANSACTIONS:
Fund share sold [8,408,177 and 3,137,693 shares, respectively]	113,758,107	38,120,807
Fund share issued in reinvestment of dividends and distributions [1,237,147 and 38,701 shares, respectively]	15,674,662	461,316
Fund share repurchased [4,237,443 and 5,156,977 shares, respectively]	(55,691,550)	(63,750,016)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	73,741,219	(25,167,893)

TOTAL INCREASE (DECREASE) IN NET ASSETS	97,947,051	(13,660,757)
NET ASSETS:
Beginning of year	152,657,868	166,318,625

End of year	$250,604,919	$152,657,868 (a)

(a) Includes undistributed net investment income of		$875,797

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST SMALL-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $43,267,264:
Unaffiliated investments (cost $145,187,710)	$171,657,020
Affiliated investments (cost $49,745,707)	49,745,707
Receivable for investments sold	149,672
Dividends and interest receivable	73,044
Prepaid expenses	4,104
Receivable for fund share sold	1,267

Total Assets	221,630,814

LIABILITIES:
Payable to broker for collateral for securities on loan	45,497,900
Payable to custodian	387,065
Payable for fund share repurchased	228,439
Advisory fees payable	79,209
Accrued expenses and other liabilities	54,982
Shareholder servicing fees payable	1,397

Total Liabilities	46,248,992

NET ASSETS	$175,381,822

Net assets were comprised of:
Paid-in capital	$315,583,391
Retained earnings	(140,201,569)

Net assets, December 31, 2006	$175,381,822

Net asset value and redemption price per share, $175,381,822/10,904,561 outstanding shares of beneficial interest	$16.08

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,710 foreign withholding tax)	$752,826
Affiliated income from securities lending, net	130,718
Affiliated dividend income	123,790
Unaffiliated interest	55,565

1,062,899

EXPENSES
Advisory fees	1,637,591
Shareholder servicing fees and expenses (including affiliated expense of $156,614) (Note 4)	156,614
Custodian and accounting fees	67,000
Transfer agent’s fees and expenses	18,000
Audit fee	16,000
Trustees’ fees	13,000
Legal fees and expenses	11,000
Insurance expenses	4,000
Loan interest expense (Note 7)	1,036
Miscellaneous	37,918

Total expenses	1,962,159
Less: advisory fee waivers	(20,306)

Net expenses	1,941,853

NET INVESTMENT LOSS	(878,954)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on investment transactions	11,876,163
Net change in unrealized appreciation (depreciation)
on investments	10,239,019

NET GAIN ON INVESTMENTS	22,115,182

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,236,228

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(878,954)	$(1,043,170)
Net realized gain on investments	11,876,163	15,642,952
Net change in unrealized appreciation (depreciation) on investments	10,239,019	(13,038,619)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	21,236,228	1,561,163

FUND SHARE TRANSACTIONS:
Fund share sold [1,955,140 and 2,134,286 shares, respectively]	30,037,508	28,804,676
Fund share repurchased [4,182,863 and 5,072,298 shares, respectively]	(63,404,010)	(68,985,184)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(33,366,502)	(40,180,508)

TOTAL DECREASE IN NET ASSETS	(12,130,274)	(38,619,345)
NET ASSETS:
Beginning of year	187,512,096	226,131,441

End of year	$175,381,822	$187,512,096

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST DeAM SMALL-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $60,951,438:
Unaffiliated investments (cost $195,656,964)	$210,161,980
Affiliated investments (cost $68,676,378)	68,676,378
Dividends and interest receivable	102,518
Receivable for fund share sold	21,722
Prepaid expenses	3,001

Total Assets	278,965,599

LIABILITIES:
Payable to broker for collateral for securities on loan	64,013,064
Payable to custodian	233,649
Payable for fund share repurchased	183,576
Advisory fees payable	78,917
Accrued expenses and other liabilities	54,823
Due to broker-variation margin	36,600
Payable for investments purchased	3,250
Shareholder servicing fees payable	1,661

Total Liabilities	64,605,540

NET ASSETS	$214,360,059

Net assets were comprised of:
Paid-in capital	$411,740,204
Retained earnings	(197,380,145)

Net assets, December 31, 2006	$214,360,059

Net asset value and redemption price per share, $214,360,059/23,727,443 outstanding shares of beneficial interest	$9.03

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income	$1,234,693
Affiliated dividend income	335,592
Affiliated income from securities lending, net	119,766
Unaffiliated interest	33,136

1,723,187

EXPENSES
Advisory fees	2,327,584
Shareholder servicing fees and expenses (including affiliated expense of $211,657) (Note 4)	216,657
Custodian and accounting fees	87,000
Transfer agent’s fees and expenses	18,000
Audit fee	16,000
Trustees’ fees	13,000
Legal fees and expenses	9,000
Insurance expenses	8,000
Loan interest expense (Note 7)	1,595
Miscellaneous	33,831

Total expenses	2,730,667
Less: advisory fee waivers	(107,067)

Net expenses	2,623,600

NET INVESTMENT LOSS	(900,413)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	25,171,376
Futures transactions	789,641

25,961,017

Net change in unrealized appreciation (depreciation) on:
Investments	(8,772,013)
Futures	143,750

(8,628,263)

NET GAIN ON INVESTMENTS	17,332,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,432,341

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(900,413)	$(1,729,704)
Net realized gain on investments	25,961,017	24,486,779
Net change in unrealized appreciation (depreciation) on investments	(8,628,263)	(25,748,450)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,432,341	(2,991,375)

FUND SHARE TRANSACTIONS:
Fund share sold [3,108,016 and 1,181,102 shares, respectively]	27,776,397	9,656,761
Fund share repurchased [10,025,856 and 11,355,523 shares, respectively]	(86,783,536)	(90,539,166)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(59,007,139)	(80,882,405)

TOTAL DECREASE IN NET ASSETS	(42,574,798)	(83,873,780)
NET ASSETS:
Beginning of year	256,934,857	340,808,637

End of year	$214,360,059	$256,934,857

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $192,386,708:
Unaffiliated investments (cost $548,079,473)	$646,887,891
Affiliated investments (cost $204,175,656)	204,175,656
Receivable for investments sold	1,375,546
Dividends and interest receivable	285,134
Receivable for fund share sold	85,807
Prepaid expenses	4,153

Total Assets	852,814,187

LIABILITIES:
Payable to broker for collateral for securities on loan	204,175,656
Payable for fund share repurchased	2,596,542
Payable for investments purchased	1,786,093
Advisory fees payable	285,343
Accrued expenses and other liabilities	95,802
Shareholder servicing fees payable	4,971
Payable to custodian	2,133

Total Liabilities	208,946,540

NET ASSETS	$643,867,647

Net assets were comprised of:
Paid-in capital	$476,128,457
Retained earnings	167,739,190

Net assets, December 31, 2006	$643,867,647

Net asset value and redemption price per share, $643,867,647/56,016,525 outstanding shares of beneficial interest	$11.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $20,950 foreign withholding tax)	$1,544,242
Affiliated income from securities lending, net	1,324,091
Unaffiliated interest	1,224,864
Affiliated dividend income	19,103

4,112,300

EXPENSES
Advisory fees	5,909,002
Shareholder servicing fees and expenses (including affiliated expense of $528,452) (Note 4)	530,952
Custodian and accounting fees	158,000
Loan interest expense (Note 7)	72,800
Trustees’ fees	27,000
Transfer agent’s fees and expenses	18,000
Insurance expenses	17,000
Audit fee	15,000
Legal fees and expenses	13,000
Miscellaneous	29,268

Total expenses	6,790,022

NET INVESTMENT LOSS	(2,677,722)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	73,002,550
Foreign currency transactions	(99,411)

72,903,139

Net change in unrealized appreciation (depreciation) on:
Investments	3,046,946
Foreign currencies	954

3,047,900

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	75,951,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,273,317

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,677,722)	$(2,823,769)
Net realized gain on investments and foreign currencies	72,903,139	20,747,032
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,047,900	28,092,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	73,273,317	46,015,673

DIVIDENDS AND DISTRIBUTIONS:
Distributions from net realized gains	—	(29,552,995)
Distributions	(17,729,048)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(17,729,048)	(29,552,995)

FUND SHARE TRANSACTIONS:
Fund share sold [25,956,218 and 22,087,164 shares, respectively]	282,134,002	216,245,003
Fund share issued in reinvestment of dividends and distributions [1,577,317 and 3,212,285 shares, respectively]	17,729,048	29,552,995
Fund share repurchased [24,477,861 and 5,758,159 shares, respectively]	(265,529,451)	(56,004,294)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	34,333,599	189,793,704

TOTAL INCREASE IN NET ASSETS	89,877,868	206,256,382
NET ASSETS:
Beginning of year	553,989,779	347,733,397

End of year	$643,867,647	$553,989,779

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $44,974,477:
Unaffiliated investments (cost $184,964,352)	$216,379,755
Affiliated investments (cost $56,925,636)	56,925,636
Receivable for investments sold	1,043,451
Dividends and interest receivable	303,961
Prepaid expenses	2,538
Receivable for fund share sold	378

Total Assets	274,655,719

LIABILITIES:
Payable to broker for collateral for securities on loan	47,474,708
Payable for investments purchased	322,149
Payable for fund share repurchased	259,279
Payable to custodian	131,986
Advisory fees payable	111,276
Accrued expenses and other liabilities	107,688
Shareholder servicing fees payable	1,754

Total Liabilities	48,408,840

NET ASSETS	$226,246,879

Net assets were comprised of:
Paid-in capital	$148,549,385
Retained earnings	77,697,494

Net assets, December 31, 2006	$226,246,879

Net asset value and redemption price per share, $226,246,879/12,447,673 outstanding shares of beneficial interest	$18.18

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,345 foreign withholding tax)	$3,490,892
Affiliated dividend income	249,081
Affiliated income from securities lending, net	106,625

3,846,598

EXPENSES
Advisory fees	2,304,755
Shareholder servicing fees and expenses (including affiliated expense of $208,127) (Note 4)	213,127
Custodian and accounting fees	107,000
Transfer agent’s fees and expenses	18,000
Audit fee	15,000
Trustees’ fees	15,000
Legal fees and expenses	14,000
Insurance expenses	9,000
Miscellaneous	37,906

Total expenses	2,733,788

NET INVESTMENT INCOME	1,112,810

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	46,513,824
Net change in unrealized appreciation (depreciation) on investments	(9,455,812)

NET GAIN ON INVESTMENTS	37,058,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,170,822

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,112,810	$1,273,345
Net realized gain on investments	46,513,824	42,476,134
Net change in unrealized appreciation (depreciation) on investments	(9,455,812)	(32,256,476)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	38,170,822	11,493,003

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(950,773)
Distributions from net realized gains	—	(50,963,297)
Distributions	(43,223,670)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(43,223,670)	(51,914,070)

FUND SHARE TRANSACTIONS:
Fund share sold [144,411 and 254,007 shares, respectively]	2,585,165	4,422,993
Fund share issued in reinvestment of dividends and distributions [2,575,904 and 3,064,585 shares, respectively]	43,223,670	51,914,070
Fund share repurchased [4,234,326 and 4,417,869 shares, respectively]	(73,285,887)	(80,244,146)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(27,477,052)	(23,907,083)

TOTAL DECREASE IN NET ASSETS	(32,529,900)	(64,328,150)
NET ASSETS:
Beginning of year	258,776,779	323,104,929

End of year	$226,246,879	$258,776,779 (a)

(a) Includes undistributed net investment income of		$830,724

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST SMALL-CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $173,919,268:
Unaffiliated investments (cost $956,487,834)	$1,091,874,855
Affiliated investments (cost $223,091,924)	223,091,924
Cash	1,910,271
Receivable for investments sold	7,434,511
Dividends and interest receivable	2,262,749
Receivable for fund share sold	124,760
Prepaid expenses	9,330

Total Assets	1,326,708,400

LIABILITIES:
Payable to broker for collateral for securities on loan	184,989,997
Payable for fund share repurchased	7,322,828
Payable for investments purchased	6,537,100
Advisory fees payable	462,859
Accrued expenses and other liabilities	442,106
Due to broker-variation margin	145,650
Shareholder servicing fees payable	14,670

Total Liabilities	199,915,210

NET ASSETS	$1,126,793,190

Net assets were comprised of:
Paid-in capital	$878,561,804
Retained earnings	248,231,386

Net assets, December 31, 2006	$1,126,793,190

Net asset value and redemption price per share, $1,126,793,190/65,764,050 outstanding shares of beneficial interest	$17.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $9,656 foreign withholding tax)	$17,324,647
Affiliated dividend income	1,846,250
Affiliated income from securities lending, net	1,440,450
Unaffiliated interest	283,657

20,895,004

EXPENSES
Advisory fees	9,790,986
Shareholder servicing fees and expenses (including affiliated expense of $925,374) (Note 4)	931,374
Custodian and accounting fees	283,000
Insurance expenses	34,000
Loan interest expense (Note 7)	26,333
Trustees’ fees	20,000
Transfer agent’s fees and expenses	18,000
Audit fee	17,000
Legal fees and expenses	8,000
Miscellaneous	82,269

Total expenses	11,210,962
Less: advisory fee waivers	(25,246)

Net expenses	11,185,716

NET INVESTMENT INCOME	9,709,288

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	103,989,718
Futures transactions	3,789,693

107,779,411

Net change in unrealized appreciation (depreciation) on:
Investments	81,733,466
Futures	(68,575)

81,664,891

NET GAIN ON INVESTMENTS	189,444,302

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$199,153,590

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,709,288	$6,232,579
Net realized gain on investments	107,779,411	47,695,676
Net change in unrealized appreciation (depreciation) on investments	81,664,891	9,406,230

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	199,153,590	63,334,485

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(766,196)
Distributions from net realized gains	—	(213,075,519)
Distributions	(57,808,921)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(57,808,921)	(213,841,715)

FUND SHARE TRANSACTIONS:
Fund share sold [12,768,265 and 12,778,742 shares, respectively]	203,052,040	196,626,908
Fund share issued in reinvestment of dividends and distributions [3,679,752 and 15,643,140 shares, respectively]	57,808,921	213,841,715
Fund share repurchased [21,662,297 and 7,881,392 shares, respectively]	(343,189,483)	(114,319,349)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(82,328,522)	296,149,274

TOTAL INCREASE IN NET ASSETS	59,016,147	145,642,044
NET ASSETS:
Beginning of year	1,067,777,043	922,134,999

End of year	$1,126,793,190	$1,067,777,043 (a)

(a) Includes undistributed net investment income of		$4,708,169

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST DeAM SMALL-CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $29,749,907:
Unaffiliated investments (cost $107,203,606)	$116,573,764
Affiliated investments (cost $35,606,873)	35,606,873
Dividends and interest receivable	229,399
Receivable for fund share sold	2,299
Prepaid expenses	792

Total Assets	152,413,127

LIABILITIES:
Payable to broker for collateral for securities on loan	31,359,315
Payable for fund share repurchased	290,834
Payable to custodian	67,886
Accrued expenses and other liabilities	43,936
Due to broker-variation margin	36,930
Advisory fees payable	36,223
Shareholder servicing fees payable	936

Total Liabilities	31,836,060

NET ASSETS	$120,577,067

Net assets were comprised of:
Paid-in capital	$97,551,500
Retained earnings	23,025,567

Net assets, December 31, 2006	$120,577,067

Net asset value and redemption price per share, $120,577,067/8,968,634 outstanding shares of beneficial interest	$13.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income	$1,673,176
Affiliated dividend income	224,791
Affiliated income from securities lending, net	74,453
Unaffiliated interest	35,564

2,007,984

EXPENSES
Advisory fees	1,035,503
Shareholder servicing fees and expenses (including affiliated expense of $92,618) (Note 4)	97,618
Custodian and accounting fees	66,000
Transfer agent’s fees and expenses	18,000
Trustees’ fees	13,000
Audit fee	12,000
Legal fees and expenses	11,000
Insurance expenses	4,000
Loan interest expense (Note 7)	1,371
Miscellaneous	25,152

Total expenses	1,283,644
Less: advisory fee waivers	(102,001)

Net expenses	1,181,643

NET INVESTMENT INCOME	826,341

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	12,071,513
Futures transactions	723,865

12,795,378

Net change in unrealized appreciation (depreciation) on:
Investments	6,396,227
Futures	36,815

6,433,042

NET GAIN ON INVESTMENTS	19,228,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,054,761

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$826,341	$556,671
Net realized gain on investments	12,795,378	6,639,634
Net change in unrealized appreciation (depreciation) on investments	6,433,042	(7,284,128)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,054,761	(87,823)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(161,457)
Distributions from net realized gains	—	(9,344,333)
Distributions	(6,990,497)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,990,497)	(9,505,790)

FUND SHARE TRANSACTIONS:
Fund share sold [2,350,360 and 3,972,094 shares, respectively]	29,434,146	48,537,585
Fund share issued in reinvestment of dividends and distributions [569,258 and 822,301 shares, respectively]	6,990,497	9,505,790
Fund share repurchased [3,040,446 and 4,406,558 shares, respectively]	(37,485,786)	(51,694,916)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,061,143)	6,348,459

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,003,121	(3,245,154)
NET ASSETS:
Beginning of year	108,573,946	111,819,100

End of year	$120,577,067	$108,573,946 (a)

(a) Includes undistributed net investment income of		$294,281

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $86,208,155:
Unaffiliated investments (cost $295,217,113)	$311,693,539
Affiliated investments (cost $90,602,165)	90,602,165
Receivable for investments sold	2,961,574
Receivable for fund share sold	1,189,550
Dividends and interest receivable	109,030
Prepaid expenses	6,934

Total Assets	406,562,792

LIABILITIES:
Payable to broker for collateral for securities on loan	89,923,897
Payable to custodian	221,136
Advisory fees payable	95,476
Accrued expenses and other liabilities	53,947
Shareholder servicing fees payable	2,435
Payable for fund share repurchased	95

Total Liabilities	90,296,986

NET ASSETS	$316,265,806

Net assets were comprised of:
Paid-in capital	$302,423,162
Retained earnings	13,842,644

Net assets, December 31, 2006	$316,265,806

Net asset value and redemption price per share, $316,265,806/64,390,369 outstanding shares of beneficial interest	$4.91

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $136 foreign withholding tax)	$1,718,157
Affiliated dividend income	124,335
Affiliated income from securities lending, net	102,577
Unaffiliated interest	5,993

1,951,062

EXPENSES
Advisory fees	3,350,654
Shareholder servicing fees and expenses (including affiliated expense of $288,382) (Note 4)	293,382
Custodian and accounting fees	99,000
Loan interest expense (Note 7)	25,702
Insurance expenses	20,000
Transfer agent’s fees and expenses	18,000
Audit fee	15,000
Trustees’ fees	15,000
Legal fees and expenses	9,000
Miscellaneous	23,875

Total expenses	3,869,613
Less: advisory fee waivers	(111,288)

Net expenses	3,758,325

NET INVESTMENT LOSS	(1,807,263)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	32,390,834
Net change in unrealized appreciation (depreciation) on investments	(10,054,589)

NET GAIN ON INVESTMENTS	22,336,245

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,528,982

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,807,263)	$(2,044,390)
Net realized gain on investments	32,390,834	35,996,163
Net change in unrealized appreciation (depreciation) on investments	(10,054,589)	(15,367,064)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	20,528,982	18,584,709

FUND SHARE TRANSACTIONS:
Fund share sold [7,342,126 and 29,382,769 shares, respectively]	34,026,783	128,815,638
Fund share repurchased [28,324,186 and 6,764,422 shares, respectively]	(133,075,242)	(29,356,167)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(99,048,459)	99,459,471

TOTAL INCREASE (DECREASE) IN NET ASSETS	(78,519,477)	118,044,180
NET ASSETS:
Beginning of year	$394,785,283	276,741,103

End of year	$316,265,806	394,785,283

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $167,020,203:
Unaffiliated investments (cost $486,029,744)	$657,729,257
Affiliated investments (cost $176,388,844)	176,388,844
Receivable for investments sold	351,025
Dividends and interest receivable	195,735
Receivable for fund share sold	46,608
Prepaid expenses	7,671

Total Assets	834,719,140

LIABILITIES
Payable to broker for collateral for securities on loan	173,799,675
Payable for fund share repurchased	921,268
Payable for investments purchased	611,046
Advisory fees payable	261,565
Payable to custodian	114,405
Accrued expenses and other liabilities	43,530
Shareholder servicing fees payable	5,205

Total Liabilities	175,756,694

NET ASSETS	$658,962,446

Net assets were comprised of:
Paid-in capital	$804,142,543
Retained earnings	(145,180,097)

Net assets, December 31, 2006	$658,962,446

Net asset value and redemption price per share, $658,962,446/35,767,804 outstanding shares of beneficial interest	$18.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $21,292 foreign withholding tax)	$4,613,428
Affiliated dividend income	344,831
Affiliated income from securities lending, net	143,459

5,101,718

EXPENSES
Advisory fees	6,242,663
Shareholder servicing fees and expenses (including affiliated expense of $595,232) (Note 4)	595,232
Custodian and accounting fees	141,000
Loan interest expense (Note 7)	35,268
Legal fees and expenses	25,000
Trustees’ fees	22,000
Insurance expenses	22,000
Audit fee	20,000
Transfer agent’s fees and expenses	18,000
Miscellaneous	83,383

Total expenses	7,204,546
Less: advisory fee waivers	(182,820)

Net expenses	7,021,726

NET INVESTMENT LOSS	(1,920,008)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	57,357,132
Foreign currency transactions	(8,843)

57,348,289

Net change in unrealized appreciation (depreciation) on investments	31,015,077

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	88,363,366

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,443,358

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(1,920,008)	$(2,274,829)
Net realized gain on investments and foreign currencies	57,348,289	62,394,176
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	31,015,077	(18,011,751)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	86,443,358	42,107,596

FUND SHARE TRANSACTIONS:
Fund share sold [3,256,993 and 3,827,244 shares, respectively]	57,055,690	56,905,368
Net asset value of shares issued in merger [20,623,831 shares]	—	336,590,027
Fund share repurchased [11,945,417 and 8,139,410 shares, respectively]	(202,708,575)	(117,983,913)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(145,652,885)	275,511,482

TOTAL INCREASE (DECREASE) IN NET ASSETS	(59,209,527)	317,619,078
NET ASSETS:
Beginning of year	718,171,973	400,552,895

End of year	$658,962,446	$718,171,973

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $396,332,547:
Unaffiliated investments (cost $1,069,651,742)	$1,212,993,613
Affiliated investments (cost $421,614,114)	421,614,114
Cash	9,002,599
Receivable for investments sold	9,111,696
Dividends and interest receivable	1,158,319
Prepaid expenses	29,021
Receivable for fund share sold	9,007

Total Assets	1,653,918,369

LIABILITIES:
Payable to broker for collateral for securities on loan	412,584,772
Payable for fund share repurchased	10,288,900
Payable for investments purchased	619,442
Advisory fees payable	487,309
Accrued expenses and other liabilities	477,734
Shareholder servicing fees payable	9,573

Total Liabilities	424,467,730

NET ASSETS	$1,229,450,639

Net assets were comprised of:
Paid-in capital	$934,094,235
Retained earnings	295,356,404

Net assets, December 31, 2006	$1,229,450,639

Net asset value and redemption price per share, $1,229,450,639/63,457,135 outstanding shares of beneficial interest	$19.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $111,461 foreign withholding tax)	$19,457,677
Affiliated dividend income	1,005,121
Affiliated income from securities lending, net	688,652

21,151,450

EXPENSES
Advisory fees	11,741,529
Shareholder servicing fees and expenses (including affiliated expense of $1,139,657) (Note 4)	1,144,657
Custodian and accounting fees	230,000
Insurance expenses	31,000
Trustees’ fees	29,000
Transfer agent’s fees and expenses	18,000
Audit fee	16,000
Legal fees and expenses	8,000
Loan interest expense (Note 7)	17,431
Miscellaneous	52,942

Total expenses	13,288,559

NET INVESTMENT INCOME	7,862,891

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	146,460,875
Net change in unrealized appreciation (depreciation) on investments	(25,042,948)

NET GAIN ON INVESTMENTS	121,417,927

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,280,818

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,862,891	$7,215,942
Net realized gain on investments	146,460,875	205,047,739
Net change in unrealized appreciation (depreciation) on investments	(25,042,948)	(54,042,063)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	129,280,818	158,221,618

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(1,881,089)
Distributions from net realized gains	—	(186,550,192)
Distributions	(211,854,099)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(211,854,099)	(188,431,281)

FUND SHARE TRANSACTIONS:
Fund share sold [2,860,189 and 8,506,581 shares, respectively]	51,646,484	166,995,056
Fund share issued in reinvestment of dividends and distributions [11,476,385 and 10,399,078 shares, respectively]	211,854,099	188,431,281
Fund share repurchased [23,192,897 and 8,093,210 shares, respectively]	(430,502,505)	(155,977,096)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(167,001,922)	199,449,241

TOTAL INCREASE (DECREASE) IN NET ASSETS	(249,575,203)	169,239,578
NET ASSETS:
Beginning of year	1,479,025,842	1,309,786,264

End of year	$1,229,450,639	$1,479,025,842 (a)

(a) Includes undistributed net investment income of		$6,685,809

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST MID-CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $13,740,201:
Unaffiliated investments (cost $132,986,542)	$145,371,081
Affiliated investments (cost $20,686,760)	20,686,760
Cash	27,614
Dividends and interest receivable	211,252
Prepaid expenses	6,823
Tax reclaim receivable	4,796
Receivable for fund share sold	39

Total Assets	166,308,365

LIABILITIES
Payable to broker for collateral for securities on loan	14,370,249
Payable for investments purchased	337,035
Advisory fees payable	71,670
Payable for fund share repurchased	42,799
Shareholder servicing fees payable	2,573

Total Liabilities	14,824,326

NET ASSETS	$151,484,039

Net assets were comprised of:
Paid-in capital	$132,689,157
Retained earnings	18,794,882

Net assets, December 31, 2006	$151,484,039

Net asset value and redemption price per share, $151,484,039/12,515,639 outstanding shares of beneficial interest	$12.10

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income	$2,231,361
Affiliated dividend income	225,530
Affiliated income from securities lending, net	13,916

2,470,807

EXPENSES
Advisory fees	1,401,827
Shareholder servicing fees and expenses (including affiliated expense of $126,309) (Note 4)	128,809
Custodian and accounting fees	85,000
Transfer agent’s fees and expenses	18,000
Audit fee	15,000
Trustees’ fees	14,000
Legal fees and expenses	11,000
Loan interest expense (Note 7)	5,971
Insurance expenses	5,000
Miscellaneous	22,524

Total expenses	1,707,131

NET INVESTMENT INCOME	763,676

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	5,774,349
Foreign currency transactions	5,839

5,780,188

Net change in unrealized appreciation (depreciation) on:
Investments	12,906,991
Foreign currencies	442

12,907,433

NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES	18,687,621

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$19,451,297

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$763,676	$790,042
Net realized gain on investments and foreign currencies	5,780,188	51,988,043
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	12,907,433	(43,906,346)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	19,451,297	8,871,739

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(746,664)
Distributions	(25,693,154)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(25,693,154)	(746,664)

FUND SHARE TRANSACTIONS:
Fund share sold [1,807,342 and 1,528,865 shares, respectively]	21,181,417	18,514,794
Fund share issued in reinvestment of dividends and distributions [2,263,714 and 63,438 shares, respectively]	25,693,154	746,664
Fund share repurchased [4,327,318 and 5,063,434 shares, respectively]	(50,443,517)	(61,473,847)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(3,568,946)	(42,212,389)

TOTAL DECREASE IN NET ASSETS	(9,810,803)	(34,087,314)
NET ASSETS:
Beginning of year	161,294,842	195,382,156

End of year	$151,484,039	$161,294,842 (a)

(a) Includes undistributed net investment income of		$779,158

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $81,128,866:
Unaffiliated investments (cost $477,474,934)	$579,872,373
Affiliated investments (cost $96,787,833)	96,787,833
Receivable for investments sold	977,234
Dividends and interest receivable	782,404
Receivable for fund share sold	198,503
Prepaid expenses	9,460

Total Assets	678,627,807

LIABILITIES:
Payable to broker for collateral for securities on loan	84,654,745
Payable for investments purchased	2,303,022
Payable for fund share repurchased	331,039
Payable to custodian	303,119
Advisory fees payable	277,044
Accrued expenses and other liabilities	115,773
Shareholder servicing fees payable	4,554

Total Liabilities	87,989,296

NET ASSETS	$590,638,511

Net assets were comprised of:
Paid-in capital	$429,851,477
Retained earnings	160,787,034

Net assets, December 31, 2006	$590,638,511

Net asset value and redemption price per share, $590,638,511/20,104,528 outstanding shares of beneficial interest	$29.38

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $490,836 foreign withholding tax)	$9,387,795
Affiliated dividend income	560,947
Unaffiliated interest	514,704
Affiliated income from securities lending, net	156,067

10,619,513

EXPENSES
Advisory fees	4,816,682
Shareholder servicing fees and expenses (including affiliated expense of $450,772) (Note 4)	457,212
Custodian and accounting fees	127,000
Transfer agent’s fees and expenses	18,000
Trustees’ fees	17,000
Audit fee	15,000
Legal fees and expenses	11,000
Insurance expenses	11,000
Loan interest expense (Note 7)	5,231
Miscellaneous	37,095

Total expenses	5,515,220

NET INVESTMENT INCOME	5,104,293

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	54,804,783
Foreign currency transactions	(88,255)

54,716,528

Net change in unrealized appreciation (depreciation) on:
Investments	6,925,244
Foreign currencies	380

6,925,624

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	61,642,152

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$66,746,445

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,104,293	$1,882,160
Net realized gain on investments and foreign currencies	54,716,528	37,588,729
Net change in unrealized appreciation on investments and foreign currencies	6,925,624	43,733,448

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	66,746,445	83,204,337

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(699,254)
Distributions from net realized gains	—	(20,829,591)
Distributions	(38,093,576)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(38,093,576)	(21,528,845)

FUND SHARE TRANSACTIONS:
Fund share sold [10,064,032 and 7,262,259 shares, respectively]	287,798,972	181,644,878
Fund share issued in reinvestment of dividends and distributions [1,407,225 and 960,681 shares, respectively]	38,093,576	21,528,845
Fund share repurchased [6,557,271 and 3,553,090 shares, respectively]	(182,334,557)	(84,510,861)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	143,557,991	118,662,862

TOTAL INCREASE IN NET ASSETS	172,210,860	180,338,354
NET ASSETS:
Beginning of year	418,427,651	238,089,297

End of year	$590,638,511	$418,427,651 (a)

(a) Includes undistributed net investment income of		$1,571,683

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $277,132,096:
Unaffiliated investments (cost $1,376,970,863)	$1,469,144,102
Affiliated investments (cost $326,847,977)	326,847,977
Cash	2,016,429
Dividends and interest receivable	1,481,109
Receivable for fund share sold	661,967
Prepaid expenses	5,820

Total Assets	1,800,157,404

LIABILITIES:
Payable to broker for collateral for securities on loan	288,097,439
Payable for investments purchased	4,297,050
Payable for fund share repurchased	2,366,656
Advisory fees payable	556,681
Accrued expenses and other liabilities	199,306
Shareholder servicing fees payable	11,557

Total Liabilities	295,528,689

NET ASSETS	$1,504,628,715

Net assets were comprised of:
Paid-in capital	$1,630,742,233
Retained earnings	(126,113,518)

Net assets, December 31, 2006	$1,504,628,715

Net asset value and redemption price per share, $1,504,628,715/138,549,705 outstanding shares of beneficial interest	$10.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $26,507 foreign withholding tax)	$9,415,439
Affiliated dividend income	1,789,425
Affiliated income from securities lending, net	442,780

11,647,644

EXPENSES
Advisory fees	8,068,816
Shareholder servicing fees and expenses (including affiliated expense of $724,859) (Note 4)	730,859
Custodian and accounting fees	153,000
Trustees’ fees	19,000
Transfer agent’s fees and expenses	18,000
Audit fee	15,000
Legal fees and expenses	11,000
Insurance expenses	5,000
Loan interest expense (Note 7)	1,436
Miscellaneous	60,424

Total expenses	9,082,535

NET INVESTMENT INCOME	2,565,109

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(11,254,266)
Net change in unrealized appreciation (depreciation) on investments	85,598,021

NET GAIN ON INVESTMENTS	74,343,755

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$76,908,864

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,565,109	$(752,716)
Net realized gain (loss) on investments	(11,254,266)	60,395,683
Net change in unrealized appreciation (depreciation) on investments	85,598,021	(27,853,507)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	76,908,864	31,789,460

FUND SHARE TRANSACTIONS:
Fund share sold [120,005,167 and 14,195,435 shares, respectively]	1,233,690,204	141,740,538
Fund share repurchased [14,294,197 and 10,589,452 shares, respectively]	(143,464,507)	(94,171,221)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,090,225,697	47,569,317

TOTAL INCREASE IN NET ASSETS	1,167,134,561	79,358,777
NET ASSETS:
Beginning of year	337,494,154	258,135,377

End of year	$1,504,628,715	$337,494,154

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST MFS GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $42,717,837:
Unaffiliated investments (cost $412,858,874)	$451,381,487
Affiliated investments (cost $44,329,746)	44,329,746
Receivable for investments sold	4,554,526
Dividends and interest receivable	496,491
Prepaid expenses	5,060
Receivable for fund share sold	2,828

Total Assets	500,770,138

LIABILITIES:
Payable to broker for collateral for securities on loan	44,328,990
Payable for investments purchased	4,366,535
Payable for fund share repurchased	1,383,079
Advisory fees payable	183,656
Accrued expenses and other liabilities	59,797
Shareholder servicing fees payable	3,487
Payable to custodian	48

Total Liabilities	50,325,592

NET ASSETS	$450,444,546

Net assets were comprised of:
Paid-in capital	$763,714,307
Retained earnings	(313,269,761)

Net assets, December 31, 2006	$450,444,546

Net asset value and redemption price per share, $450,444,546/47,834,228 outstanding shares of beneficial interest	$9.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $64,037 foreign withholding tax)	$4,124,287
Unaffiliated interest	918,744
Affiliated income from securities lending, net	41,825
Affiliated dividend income	3,304

5,088,160

EXPENSES
Advisory fees	4,389,413
Shareholder servicing fees and expenses (including affiliated expense of $419,430) (Note 4)	419,430
Custodian and accounting fees	111,000
Transfer agent’s fees and expenses	18,000
Audit fee	17,000
Trustees’ fees	16,000
Insurance expenses	16,000
Legal fees and expenses	9,000
Miscellaneous	46,908

Total expenses	5,042,751
Less: advisory fee waivers	(78,032)

Net expenses	4,964,719

NET INVESTMENT INCOME	123,441

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	28,677,200
Foreign currency transactions	(4,825)

28,672,375

Net change in unrealized appreciation (depreciation) on:
Investments	14,086,317
Foreign currencies	(342)

14,085,975

NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES	42,758,350

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$42,881,791

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$123,441	$(2,207)
Net realized gain on investments and foreign currencies	28,672,375	62,577,558
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	14,085,975	(29,193,166)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	42,881,791	33,382,185

DIVIDENDS:
Dividends from net investment income	—	(59,767)

FUND SHARE TRANSACTIONS:
Fund share sold [1,503,076 and 7,786,849 shares, respectively]	13,304,313	62,785,917
Fund share issued in reinvestment of dividends and distributions [0 and 7,752 shares, respectively]	—	59,767
Fund share repurchased [18,549,542 and 9,151,893 shares, respectively]	(163,119,661)	(73,714,195)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(149,815,348)	(10,868,511)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(106,933,557)	22,453,907
NET ASSETS:
Beginning of year	557,378,103	534,924,196

End of year	$450,444,546	$557,378,103

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST MARSICO CAPITAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $461,042,120:
Unaffiliated investments (cost $3,246,555,841)	$4,122,846,667
Affiliated investments (cost $552,941,334)	552,941,334
Cash	37,803
Foreign currency, at value (cost $9)	9
Dividends and interest receivable	2,125,172
Receivable for fund share sold	721,587
Prepaid expenses	21,409

Total Assets	4,678,693,981

LIABILITIES:
Payable to broker for collateral for securities on loan	478,041,385
Payable for fund share repurchased	4,209,389
Advisory fees payable	1,593,700
Accrued expenses and other liabilities	570,203
Shareholder servicing fees payable	32,282

Total Liabilities	484,446,959

NET ASSETS	$4,194,247,022

Net assets were comprised of:
Paid-in capital	$3,391,266,920
Retained earnings	802,980,102

Net assets, December 31, 2006	$4,194,247,022

Net asset value and redemption price per share, $4,194,247,022/205,104,316 outstanding shares of beneficial interest	$20.45

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,232,640 foreign withholding tax)	$36,004,073
Affiliated dividend income	7,328,452
Affiliated income from securities lending, net	2,143,301
Unaffiliated interest	10

45,475,836

EXPENSES
Advisory fees	32,469,245
Shareholder servicing fees and expenses (including affiliated expense of $3,043,875) (Note 4)	3,046,375
Custodian and accounting fees	562,000
Insurance expenses	97,000
Trustees’ fees	72,000
Transfer agent’s fees and expenses	18,000
Audit fee	15,000
Legal fees and expenses	14,000
Miscellaneous	53,702

Total expenses	36,347,322
Less: advisory fee waivers	(369,722)

Net expenses	35,977,600

NET INVESTMENT INCOME	9,498,236

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	144,329,936
Foreign currency transactions	(9,097)

144,320,839

Net change in unrealized appreciation (depreciation) on investments	106,259,383

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	250,580,222

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$260,078,458

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,498,236	$1,833,558
Net realized gain on investments and foreign currencies	144,320,839	61,281,452
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	106,259,383	140,775,458

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	260,078,458	203,890,468

DIVIDENDS AND DISTRIBUTIONS:
Distributions	(1,826,532)	—

FUND SHARE TRANSACTIONS:
Fund share sold [78,600,880 and 56,831,130 shares, respectively]	1,524,324,454	1,022,868,275
Fund share issued in reinvestment of distributions [92,156 and 0 shares, respectively]	1,826,532	—
Fund share repurchased [46,365,944 and 12,554,420 shares, respectively]	(886,281,507)	(225,652,812)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	639,869,479	797,215,463

TOTAL INCREASE IN NET ASSETS	898,121,405	1,001,105,931
NET ASSETS:
Beginning of year	3,296,125,617	2,295,019,686

End of year	$4,194,247,022	$3,296,125,617 (a)

(a) Includes undistributed net investment income of		$1,803,946

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $85,882,562:
Unaffiliated investments (cost $543,665,979)	$642,657,693
Affiliated investments (cost $93,222,705)	93,222,705
Receivable for investments sold	2,115,360
Dividends and interest receivable	352,014
Receivable for fund share sold	38,060
Prepaid expenses	7,981

Total Assets	738,393,813

LIABILITIES:
Payable to broker for collateral for securities on loan	88,871,370
Payable for investments purchased	3,219,454
Payable for fund share repurchased	862,944
Payable to custodian	378,973
Advisory fees payable	198,352
Accrued expenses and other liabilities	132,777
Shareholder servicing fees payable	5,237

Total Liabilities	93,669,107

NET ASSETS	$644,724,706

Net assets were comprised of:
Paid-in capital	$1,354,804,666
Retained earnings	(710,079,960)

Net assets, December 31, 2006	$644,724,706

Net asset value and redemption price per share, $644,724,706/26,381,135 outstanding shares of beneficial interest	$24.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $12,801 foreign withholding tax)	$5,785,210
Affiliated dividend income	167,657
Affiliated income from securities lending, net	86,186
Unaffiliated interest	1,070

6,040,123

EXPENSES
Advisory fees	6,198,365
Shareholder servicing fees and expenses (including affiliated expense of $591,072) (Note 4)	601,072
Custodian and accounting fees	153,000
Insurance expenses	23,000
Trustees’ fees	20,000
Transfer agent’s fees and expenses	18,000
Audit fee	16,000
Legal fees and expenses	10,000
Loan interest expense (Note 7)	5,044
Miscellaneous	53,132

Total expenses	7,097,613

Less: advisory fee waivers	(757,342)
Net expenses	6,340,271

NET INVESTMENT LOSS	(300,148)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	57,566,896
Net change in unrealized appreciation (depreciation) on investments	6,273,946

NET GAIN ON INVESTMENTS	63,840,842

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,540,694

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(300,148)	$(73,624)
Net realized gain on investments	57,566,896	56,452,451
Net change in unrealized appreciation (depreciation) on investments	6,273,946	(38,917,990)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	63,540,694	17,460,837

DIVIDENDS:
Dividends from net investment income	—	(4,445,171)

FUND SHARE TRANSACTIONS:
Fund share sold [432,025 and 226,432 shares, respectively]	9,960,579	4,751,228
Fund share issued in reinvestment of dividends and distributions [0 and 223,600 shares, respectively]	—	4,445,171
Fund share repurchased [8,035,332 and 11,265,130 shares, respectively]	(183,880,549)	(235,885,776)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(173,919,970)	(226,689,377)

TOTAL DECREASE IN NET ASSETS	(110,379,276)	(213,673,711)
NET ASSETS:
Beginning of year	755,103,982	968,777,693

End of year	$644,724,706	$755,103,982

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST DeAM LARGE-CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $40,726,093:
Unaffiliated investments (cost $294,527,737)	$326,649,343
Affiliated investments (cost $63,816,471)	63,816,471
Cash	759,303
Dividends and interest receivable	528,073
Receivable for fund share sold	474,081
Prepaid expenses	2,903

Total Assets	392,230,174

LIABILITIES:
Payable to broker for collateral for securities on loan	42,567,134
Due to broker-variation margin	88,309
Advisory fees payable	88,237
Accrued expenses and other liabilities	20,638
Shareholder servicing fees payable	2,674
Payable for fund share repurchased	237

Total Liabilities	42,767,229

NET ASSETS	$349,462,945

Net assets were comprised of:
Paid-in capital	291,311,182
Retained earnings	58,151,763

Net assets, December 31, 2006	$349,462,945

Net asset value and redemption price per share, $349,462,945/25,768,614 outstanding shares of beneficial interest	$13.56

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income	$5,008,880
Affiliated dividend income	798,079
Unaffiliated interest	53,768
Affiliated income from securities lending, net	18,564

5,879,291

EXPENSES
Advisory fees	1,982,370
Shareholder servicing fees and expenses (including affiliated expense of $192,262) (Note 4)	192,262
Custodian and accounting fees	62,000
Transfer agent’s fees and expenses	18,000
Audit fee	15,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Insurance expenses	5,000
Miscellaneous	25,338

Total expenses	2,320,970

NET INVESTMENT INCOME	3,558,321

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	21,088,900
Futures transactions	1,562,639

22,651,539

Net change in unrealized appreciation (depreciation) on:
Investments	20,431,417
Futures	107,837

20,539,254

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	43,190,793

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$46,749,114

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,558,321	$2,088,085
Net realized gain on investments	22,651,539	21,223,727
Net change in unrealized appreciation (depreciation) on investments	20,539,254	(9,889,501)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	46,749,114	13,422,311

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(1,868,042)
Distributions	(21,629,606)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(21,629,606)	(1,868,042)

FUND SHARE TRANSACTIONS:
Fund share sold [12,622,929 and 4,379,020 shares, respectively]	160,389,105	51,395,662
Fund share issued in reinvestment of dividends and distributions
[1,800,966 and 185,314 shares, respectively]	21,629,606	1,868,042
Fund share repurchased [2,579,946 and 7,240,748 shares, respectively]	(31,784,247)	(82,573,966)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	150,234,464	(29,310,262)

TOTAL INCREASE (DECREASE) IN NET ASSETS	175,353,972	(17,755,993)
NET ASSETS:
Beginning of year	174,108,973	191,864,966

End of year	$349,462,945	$174,108,973 (a)

(a) Includes undistributed net investment income of		$2,015,471

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST LARGE-CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $132,869,186:
Unaffiliated investments (cost $1,823,743,198)	$2,035,448,486
Affiliated investments (cost $260,019,009)	260,019,009
Cash	4,962,709
Dividends and interest receivable	3,960,408
Receivable for fund share sold	829,535
Receivable for investments sold	311,439
Prepaid expenses	5,859

Total Assets	2,305,537,445

LIABILITIES
Payable to broker for collateral for securities on loan	139,049,736
Payable for investments purchased	12,074,102
Payable for fund share repurchased	1,858,180
Advisory fees payable	622,877
Due to broker-variation margin	325,350
Accrued expenses and other liabilities	251,194
Shareholder servicing fees payable	16,633

Total Liabilities	154,198,072

NET ASSETS	$2,151,339,373

Net assets were comprised of:
Paid-in capital	$1,854,831,035
Retained earnings	296,508,338

Net assets, December 31, 2006	$2,151,339,373

Net asset value and redemption price per share, $2,151,339,373/106,739,232 outstanding shares of beneficial interest	$20.16

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income
(net of $13,289 foreign withholding tax)	$34,207,619
Affiliated dividend income	4,002,701
Affiliated income from securities lending, net	155,186

38,365,506

EXPENSES
Advisory fees	11,065,961
Shareholder servicing fees and expenses (including affiliated expense of $1,205,717) (Note 4)	1,210,717
Custodian and accounting fees	242,000
Trustees’ fees	44,000
Insurance expenses	25,000
Transfer agent’s fees and expenses	18,000
Audit fee	16,000
Legal fees and expenses	9,000
Miscellaneous	56,817

Total expenses	12,687,495
Less: advisory fee waivers and expense reimbursements	(46,661)

Net expenses	12,640,834

NET INVESTMENT INCOME	25,724,672

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	54,880,252
Futures transactions	4,622,714

59,502,966

Net change in unrealized appreciation (depreciation) on:
Investments	182,247,765
Futures	664,263

182,912,028

NET GAIN ON INVESTMENTS	242,414,994

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$268,139,666

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$25,724,672	$9,568,495
Net realized gain on investments	59,502,966	80,034,921
Net change in unrealized appreciation (depreciation) on investments	182,912,028	(47,497,682)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	268,139,666	42,105,734

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(5,779,623)
Distributions	(36,311,390)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(36,311,390)	(5,779,623)

FUND SHARE TRANSACTIONS:
Fund share sold [69,892,109 and 13,314,670 shares, respectively]	1,278,884,493	228,003,819
Fund share issued in reinvestment of dividends and distributions
[2,024,047 and 358,984 shares, respectively]	36,311,390	5,779,623
Fund share repurchased [9,868,946 and 7,195,539 shares, respectively]	(180,909,076)	(121,694,882)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,134,286,807	112,088,560

TOTAL INCREASE IN NET ASSETS	1,366,115,083	148,414,671
NET ASSETS:
Beginning of year	785,224,290	636,809,619

End of year	$2,151,339,373	$785,224,290 (a)

(a) Includes undistributed net investment income of		$9,274,266

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $52,908,597:
Unaffiliated investments (cost $365,391,513)	$453,817,876
Affiliated investments (cost $61,846,260)	61,846,260
Dividends and interest receivable	662,244
Prepaid expenses	6,856
Receivable for fund share sold	247

Total Assets	516,333,483

LIABILITIES:
Payable to broker for collateral for securities on loan	55,569,125
Payable for fund share repurchased	1,332,489
Payable to custodian	128,565
Advisory fees payable	128,379
Accrued expenses and other liabilities	61,059
Shareholder servicing fees payable	3,551

Total Liabilities	57,223,168

NET ASSETS	$459,110,315

Net assets were comprised of:
Paid-in capital	$346,598,235
Retained earnings	112,512,080

Net assets, December 31, 2006	$459,110,315

Net asset value and redemption price per share, $459,110,315/32,899,793 outstanding shares of beneficial interest	$13.95

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $18,656 foreign withholding tax)	$8,716,088
Affiliated dividend income	465,226
Affiliated income from securities lending, net	35,632

9,216,946

EXPENSES
Advisory fees	2,574,350
Shareholder servicing fees and expenses (including affiliated expense of $284,491) (Note 4)	284,491
Custodian and accounting fees	97,000
Transfer agent’s fees and expenses	18,000
Audit fee	14,800
Trustees’ fees	14,000
Legal fees and expenses	9,000
Insurance expenses	7,000
Loan interest expense (Note 7)	704
Miscellaneous	35,427

Total expenses	3,054,772

NET INVESTMENT INCOME	6,162,174

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	19,314,625
Net change in unrealized appreciation (depreciation) on investments	45,122,562

NET GAIN ON INVESTMENTS	64,437,187

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,599,361

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,162,174	$4,164,278
Net realized gain on investments	19,314,625	18,610,732
Net change in unrealized appreciation (depreciation) on investments	45,122,562	(6,832,901)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	70,599,361	15,942,109

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(3,382,698)
Distributions from net realized gains	—	(6,873,972)
Distributions	(22,626,186)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(22,626,186)	(10,256,670)

FUND SHARE TRANSACTIONS:
Fund share sold [11,564,927 and 5,584,568 shares, respectively]	147,408,368	66,873,137
Fund share issued in reinvestment of dividends and distributions
[1,856,126 and 883,436 shares, respectively]	22,626,186	10,256,670
Fund share repurchased [3,834,192 and 6,622,699 shares, respectively]	(49,110,937)	(80,085,275)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	120,923,617	(2,955,468)

TOTAL INCREASE IN NET ASSETS	168,896,792	2,729,971
NET ASSETS:
Beginning of year	290,213,523	287,483,552

End of year	$459,110,315	$290,213,523 (a)

(a) Includes undistributed net investment income of		$4,162,484

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST COHEN & STEERS REALTY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value:
Unaffiliated investments (cost $389,775,269)	$556,189,934
Affiliated investments (cost $3,919,538)	3,919,538
Dividends and interest receivable	3,464,765
Receivable for fund share sold	103,420
Receivable for investments sold	101,747
Prepaid expenses	62,386

Total Assets	563,841,790

LIABILITIES:
Payable to custodian	282,741
Payable for investments purchased	282,625
Advisory fees payable	189,638
Payable for fund share repurchased	103,420
Shareholder servicing fees payable	4,418

Total Liabilities	862,842

NET ASSETS	$562,978,948

Net assets were comprised of:
Paid-in capital	$315,031,754
Retained earnings	247,947,194

Net assets, December 31, 2006	$562,978,948

Net asset value and redemption price per share, $562,978,948/26,982,279 outstanding shares of beneficial interest	$20.86

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $47,998 foreign withholding tax)	$17,667,064
Affiliated dividend income	613,938

18,281,002

EXPENSES
Advisory fees	4,737,241
Shareholder servicing fees and expenses (including
affiliated expense of $397,040) (Note 4)	397,040
Custodian and accounting fees	99,000
Transfer agent’s fees and expenses	18,000
Insurance expenses	16,000
Audit fee	15,000
Trustees’ fees	13,000
Legal fees and expenses	9,000
Loan interest expense (Note 7)	20,973
Miscellaneous	36,636

Total expenses	5,361,890

NET INVESTMENT INCOME	12,919,112

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	62,477,445
Foreign currency transactions	29,746

62,507,191

Net change in unrealized appreciation (depreciation) on investments	71,080,274

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	133,587,465

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,506,577

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$12,919,112	$13,076,188
Net realized gain on investments and foreign currencies	62,507,191	58,018,287
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	71,080,274	(20,000,091)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	146,506,577	51,094,384

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(5,939,611)
Distributions from net realized gains	—	(29,397,709)
Distributions	(68,539,844)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(68,539,844)	(35,337,320)

FUND SHARE TRANSACTIONS:
Fund share sold [5,594,742 and 3,854,331 shares, respectively]	104,342,667	63,807,972
Fund share issued in reinvestment of dividends and distributions
[3,839,768 and 2,464,249 shares, respectively]	68,539,844	35,337,320
Fund share repurchased [5,530,462 and 7,910,147 shares, respectively]	(98,121,417)	(128,131,135)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	74,761,094	(28,985,843)

TOTAL INCREASE (DECREASE) IN NET ASSETS	152,727,827	(13,228,779)
NET ASSETS:
Beginning of year	410,251,121	423,479,900

End of year	$562,978,948	$410,251,121 (a)

(a) Includes undistributed net investment income of		$6,287,210

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $46,061,981:
Unaffiliated investments (cost $373,496,803)	$453,973,689
Affiliated investments (cost $54,643,032)	54,643,032
Receivable for investments sold	4,071,150
Dividends and interest receivable	596,045
Prepaid expenses	4,653
Receivable for fund share sold	3,192

Total Assets	513,291,761

LIABILITIES
Payable to broker for collateral for securities on loan	48,454,042
Payable for investments purchased	5,540,056
Payable for fund share repurchased	633,475
Payable to custodian	303,224
Advisory fees payable	79,735
Accrued expenses and other liabilities	35,754
Shareholder servicing fees payable	3,527

Total Liabilities	55,049,813

NET ASSETS	$458,241,948

Net assets were comprised of:
Paid-in capital	$465,438,148
Retained earnings	(7,196,200)

Net assets, December 31, 2006	$458,241,948

Net asset value and redemption price per share, $458,241,948/33,617,089 outstanding shares of beneficial interest	$13.63

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $6,918 foreign withholding tax)	$8,853,634
Affiliated dividend income	171,922
Affiliated income from securities lending, net	114,582
Unaffiliated interest	3,453

9,143,591

EXPENSES
Advisory fees	2,761,986
Shareholder servicing fees and expenses (including affiliated expense of $393,842) (Note 4)	396,342
Custodian and accounting fees	111,000
Trustees’ fees	25,000
Legal fees and expenses	20,000
Transfer agent’s fees and expenses	18,000
Insurance expenses	17,000
Audit fee	15,000
Loan interest expense (Note 7)	7,796
Miscellaneous	53,488

Total expenses	3,425,612

NET INVESTMENT INCOME	5,717,979

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investment transactions	31,712,922
Net change in unrealized appreciation on investments	14,963,782

NET GAIN ON INVESTMENTS	46,676,704

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,394,683

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,717,979	$5,041,460
Net realized gain on investments	31,712,922	31,422,790
Net change in unrealized appreciation (depreciation) on investments	14,963,782	(23,259,298)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	52,394,683	13,204,952

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(6,896,193)
Distributions	(5,026,006)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,026,006)	(6,896,193)

FUND SHARE TRANSACTIONS:
Fund share sold [2,343,268 and 3,898,744 shares, respectively]	30,272,421	45,894,609
Fund share issued in reinvestment of dividends and distributions
[401,439 and 610,282 shares, respectively]	5,026,006	6,896,193
Net asset value of shares issued in merger [0 and 7,420,768 shares, respectively]	—	92,091,735
Fund share repurchased [11,035,306 and 16,937,940 shares, respectively]	(137,053,876)	(200,228,334)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(101,755,449)	(55,345,797)

TOTAL DECREASE IN NET ASSETS	(54,386,772)	(49,037,038)
NET ASSETS:
Beginning of year	512,628,720	561,665,758

End of year	$458,241,948	$512,628,720 (a)

(a) Includes undistributed net investment income of		$5,016,233

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $49,606,216:
Unaffiliated investments (cost $330,488,272)	$385,082,125
Affiliated investments (cost $52,074,628)	52,074,628
Cash	194,737
Dividends and interest receivable	447,688
Receivable for investments sold	65,859
Prepaid expenses	4,198
Receivable for fund share sold	329

Total Assets	437,869,564

LIABILITIES:
Payable to broker for collateral for securities on loan	52,057,543
Payable for fund share repurchased	601,728
Advisory fees payable	138,274
Accrued expenses and other liabilities	96,761
Due to broker-variation margin	9,450
Shareholder servicing fees payable	6,412

Total Liabilities	52,910,168

NET ASSETS	$384,959,396

Net assets were comprised of:
Paid-in capital	$381,177,071
Retained earnings	3,782,325

Net assets, December 31, 2006	$384,959,396

Net asset value and redemption price per share, $384,959,396/24,502,973 outstanding shares of beneficial interest	$15.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $7,598 foreign withholding tax)	$9,109,939
Unaffiliated interest	147,254
Affiliated income from securities lending, net	70,478
Affiliated dividend income	2,682

9,330,353

EXPENSES
Advisory fees	2,792,999
Shareholder servicing fees and expenses (including affiliated expense of $320,759) (Note 4)	327,259
Custodian and accounting fees	124,000
Transfer agent’s fees and expenses	18,000
Audit fee	15,000
Trustees’ fees	12,000
Insurance expenses	12,000
Legal fees and expenses	8,000
Loan interest expense (Note 7)	1,305
Miscellaneous	39,129

Total expenses	3,349,692

NET INVESTMENT INCOME	5,980,661

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	18,545,779
Futures transactions	192,522

18,738,301

Net change in unrealized appreciation (depreciation) on:
Investments	32,652,781
Futures	19,688
Foreign currencies	183

32,672,652

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	51,410,953

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,391,614

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,980,661	$6,813,258
Net realized gain on investments and foreign currencies	18,738,301	28,318,664
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	32,672,652	(17,632,164)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	57,391,614	17,499,758

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(7,184,462)
Distributions	(6,705,668)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,705,668)	(7,184,462)

FUND SHARE TRANSACTIONS:
Fund share sold [1,868,611 and 1,071,386 shares, respectively]	27,174,335	14,347,041
Fund share issued in reinvestment of dividends and distributions
[479,662 and 562,604 shares, respectively]	6,705,668	7,184,462
Fund share repurchased [6,596,784 and 7,002,009 shares, respectively]	(92,891,449)	(92,473,471)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(59,011,446)	(70,941,968)

TOTAL DECREASE IN NET ASSETS	(8,325,500)	(60,626,672)
NET ASSETS:
Beginning of year	393,284,896	453,911,568

End of year	$384,959,396	$393,284,896 (a)

(a) Includes undistributed net investment income of		$6,698,610

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $172,303,310:
Unaffiliated investments (cost $2,394,043,508)	$2,858,745,652
Affiliated investments (cost $339,117,513)	339,117,513
Dividends and interest receivable	4,064,932
Receivable for fund share sold	418,932
Prepaid expenses	20,100

Total Assets	3,202,367,129

LIABILITIES:
Payable to broker for collateral for securities on loan	179,973,310
Payable for investments purchased	6,231,015
Payable to custodian	5,195,838
Payable for fund share repurchased	3,864,906
Advisory fees payable	819,266
Accrued expenses and other liabilities	370,506
Shareholder servicing fees payable	23,259

Total Liabilities	196,478,100

NET ASSETS	$3,005,889,029

Net assets were comprised of:
Paid-in capital	$2,404,101,696
Retained earnings	601,787,333

Net assets, December 31, 2006	$3,005,889,029

Net asset value and redemption price per share, $3,005,889,029/127,895,553 outstanding shares of beneficial interest	$23.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income	$54,507,473
Affiliated dividend income	2,740,423
Affiliated income from securities lending, net	176,570

57,424,466

EXPENSES
Advisory fees	20,873,803
Shareholder servicing fees and expenses (including affiliated expense of $2,359,300) (Note 4)	2,359,300
Custodian and accounting fees	451,000
Insurance expenses	87,000
Trustees’ fees	37,000
Transfer agent’s fees and expenses	18,000
Audit fee	15,000
Legal fees and expenses	7,000
Loan interest expense (Note 7)	33,384
Miscellaneous	71,505

Total expenses	23,952,992
Less: advisory fee waivers	(437,186)

Net expenses	23,515,806

NET INVESTMENT INCOME	33,908,660

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	144,320,185
Net change in unrealized appreciation (depreciation) on investments	271,575,201

NET GAIN ON INVESTMENTS	415,895,386

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$449,804,046

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$33,908,660	$27,071,270
Net realized gain on investments	144,320,185	233,795,441
Net change in unrealized appreciation (depreciation) on investments	271,575,201	(138,155,100)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	449,804,046	122,711,611

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(26,811,111)
Distributions	(27,071,270)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(27,071,270)	(26,811,111)

FUND SHARE TRANSACTIONS:
Fund share sold [33,446,678 and 35,613,718 shares, respectively]	705,907,584	696,024,950
Fund share issued in reinvestment of dividends and distributions
[1,295,899 and 1,416,330 shares, respectively]	27,071,270	26,811,111
Fund share repurchased [45,557,104 and 8,601,010 shares, respectively]	(952,572,164)	(168,193,135)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(219,593,310)	554,642,926

TOTAL INCREASE IN NET ASSETS	203,139,466	650,543,426
NET ASSETS:
Beginning of year	2,802,749,563	2,152,206,137

End of year	$3,005,889,029	$2,802,749,563 (a)

(a) Includes undistributed net investment income of		$27,046,405

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST GLOBAL ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value:
Affiliated investments (cost $165,942,720)	$186,459,025
Dividends and interest receivable	3,532
Prepaid expenses	3,427

Total Assets	186,465,984

LIABILITIES:
Accrued expenses and other liabilities	147,822
Payable for fund share repurchased	56,802
Payable to custodian	30,730
Advisory fees payable	7,942

Total Liabilities	243,296

NET ASSETS	$186,222,688

Net assets were comprised of:
Paid-in capital	$231,937,636
Retained earnings	(45,714,948)

Net assets, December 31, 2006	$186,222,688

Net asset value and redemption price per share, $186,222,688/13,728,000 outstanding shares of beneficial interest	$13.57

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$3,619,077
Unaffiliated interest	3,431

3,622,508

EXPENSES
Advisory fees	191,547
Custodian and accounting fees	64,000
Audit fee	21,000
Trustees’ fees	21,000
Transfer agent’s fees and expenses	18,000
Legal fees and expenses	12,000
Shareholder servicing fees and expenses	5,000
Insurance expenses	4,000
Miscellaneous	26,267

Total expenses	362,814

NET INVESTMENT INCOME	3,259,694

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	6,144,185
Net capital gain distribution received	1,257,537

7,401,722

Net change in unrealized appreciation (depreciation) on investments	8,671,811

NET GAIN ON INVESTMENTS	16,073,533

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,333,227

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,259,694	$3,675,725
Net realized gain on investments	7,401,722	16,687,328
Net change in unrealized appreciation (depreciation) on investments	8,671,811	(6,432,136)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	19,333,227	13,930,917

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(7,424,965)
Distributions	(5,250,669)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,250,669)	(7,424,965)

FUND SHARE TRANSACTIONS:
Fund share sold [662,315 and 923,927 shares, respectively]	8,461,947	11,127,115
Fund share issued in reinvestment of dividends and distributions
[414,091 and 647,903 shares, respectively]	5,250,669	7,424,965
Fund share repurchased [3,446,898 and 4,530,787 shares, respectively]	(43,803,913)	(54,553,763)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(30,091,297)	(36,001,683)

TOTAL DECREASE IN NET ASSETS	(16,008,739)	(29,495,731)
NET ASSETS:
Beginning of year	202,231,427	231,727,158

End of year	$186,222,688	$202,231,427 (a)

(a) Includes undistributed net investment income of		$5,243,864

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $11,977,779:
Unaffiliated investments (cost $171,699,350)	$185,940,136
Affiliated investments (cost $12,491,676)	12,491,676
Cash	51,219
Dividends and interest receivable	737,463
Receivable for investments sold	76,005
Prepaid expenses	1,970
Due from broker-variation margin	750
Receivable for fund share sold	110

Total Assets	199,299,329

LIABILITIES:
Payable to broker for collateral for securities on loan	12,491,676
Payable for investments purchased	11,342,046
Advisory fees payable	67,914
Accrued expenses and other liabilities	64,646
Payable for fund share repurchased	28,732
Due to broker-variation margin	4,050
Shareholder servicing fees payable	1,344

Total Liabilities	24,000,408

NET ASSETS	$175,298,921

Net assets were comprised of:
Paid-in capital	$149,019,671
Retained earnings	26,279,250

Net assets, December 31, 2006	$175,298,921

Net asset value and redemption price per share, $175,298,921/11,680,999 outstanding shares of beneficial interest	$15.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$3,707,858
Unaffiliated dividend income (net of $906 foreign withholding tax)	1,745,185
Affiliated income from securities lending, net	16,709
Affiliated dividend income	12,981

5,482,733

EXPENSES
Advisory fees	1,573,139
Shareholder servicing fees and expenses (including affiliated expense of $158,335) (Note 4)	162,335
Custodian and accounting fees	107,000
Audit fee	20,000
Transfer agent’s fees and expenses	18,000
Trustees’ fees	12,000
Legal fees and expenses	9,000
Insurance expenses	7,000
Loan interest expense (Note 7)	1,152
Miscellaneous	45,416

Total expenses	1,955,042
Less: advisory fee waivers	(28,782)

Net expenses	1,926,260

NET INVESTMENT INCOME	3,556,473

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	9,509,984
Futures transactions	69,542

9,579,526

Net change in unrealized appreciation (depreciation) on:
Investments	3,551,213
Futures	65,346

3,616,559

NET GAIN ON INVESTMENTS	13,196,085

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,752,558

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,556,473	$3,663,089
Net realized gain on investments	9,579,526	12,918,943
Net change in unrealized appreciation (depreciation) on investments	3,616,559	(7,256,561)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,752,558	9,325,471

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(3,659,041)
Distributions	(8,404,955)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,404,955)	(3,659,041)

FUND SHARE TRANSACTIONS:
Fund share sold [805,471 and 1,215,777 shares, respectively]	11,362,282	16,802,226
Fund share issued in reinvestment of dividends and distributions
[599,070 and 271,643 shares, respectively]	8,404,955	3,659,041
Fund share repurchased [4,098,961 and 3,930,970 shares, respectively]	(58,170,809)	(54,467,278)

DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(38,403,572)	(34,006,011)

TOTAL DECREASE IN NET ASSETS	(30,055,969)	(28,339,581)
NET ASSETS:
Beginning of year	205,354,890	233,694,471

End of year	$175,298,921	$205,354,890 (a)

(a) Includes undistributed net investment income of		$3,770,527

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $34,417,613:
Unaffiliated investments (cost $409,152,358)	$462,661,432
Affiliated investments (cost $48,723,571)	48,723,571
Foreign currency, at value (cost $126,866)	126,740
Receivable for investments sold	4,461,440
Dividends and interest receivable	2,586,924
Receivable for fund share sold	314,886
Prepaid expenses	4,246

Total Assets	518,879,239

LIABILITIES:
Payable to broker for collateral for securities on loan	35,870,400
Payable for investments purchased	8,495,003
Investments sold short, at value (proceeds received $606,000)	603,937
Payable to custodian	597,487
Advisory fees payable	136,220
Accrued expenses and other liabilities	84,523
Shareholder servicing fees payable	4,107
Payable for fund share repurchased	20

Total Liabilities	45,791,697

NET ASSETS	$473,087,542

Net assets were comprised of:
Paid-in capital	$384,983,286
Retained earnings	88,104,256

Net assets, December 31, 2006	$473,087,542

Net asset value and redemption price per share, $473,087,542/26,813,198 outstanding shares of beneficial interest	$17.64

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$7,466,629
Unaffiliated dividend income (net of $129,823 foreign withholding tax)	5,603,955
Affiliated dividend income	381,252
Affiliated income from securities lending, net	58,180

13,510,016

EXPENSES
Advisory fees	3,661,643
Shareholder servicing fees and expenses (including affiliated expense of $365,732) (Note 4)	365,732
Custodian and accounting fees	129,000
Transfer agent’s fees and expenses	18,000
Audit fee	15,000
Trustees’ fees	15,000
Insurance expenses	15,000
Legal fees and expenses	7,000
Miscellaneous	39,633

Total expenses	4,266,008

NET INVESTMENT INCOME	9,244,008

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	26,841,161
Foreign currency transactions	21,856
Short sales transactions	(12,252)

26,850,765

Net change in unrealized appreciation (depreciation) on:
Investments	14,718,466
Foreign currencies	48,391
Short sales	2,063

14,768,920

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	41,619,685

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,863,693

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,244,008	$7,662,334
Net realized gain on investments and foreign currencies	26,850,765	30,027,675
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	14,768,920	(17,777,225)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	50,863,693	19,912,784

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(8,054,346)
Distributions from net realized gains	—	(3,430,531)
Distributions	(37,671,171)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(37,671,171)	(11,484,877)

FUND SHARE TRANSACTIONS:
Fund share sold [3,912,263 and 2,379,790 shares, respectively]	66,791,470	39,362,112
Fund share issued in reinvestment of dividends and distributions
[2,313,955 and 717,355 shares, respectively]	37,671,171	11,484,877
Fund share repurchased [4,599,513 and 3,538,421 shares, respectively]	(75,714,983)	(58,870,825)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	28,747,658	(8,023,836)

TOTAL INCREASE IN NET ASSETS	41,940,180	404,071
NET ASSETS:
Beginning of year	431,147,362	430,743,291

End of year	$473,087,542	$431,147,362 (a)

(a) Includes undistributed net investment income of		$7,609,616

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $5,242,415:
Unaffiliated investments (cost $474,802,879)	$484,162,693
Affiliated investments (cost $20,337,644)	20,337,644
Foreign currency, at value (cost $866,319)	869,222
Receivable for fund share sold	10,896,922
Dividends and interest receivable	7,830,516
Unrealized appreciation on foreign currency forward contracts	2,111,393
Receivable for investments sold	1,106,763
Due from broker-variation margin	962,529
Prepaid expenses	3,954

Total Assets	528,281,636

LIABILITIES:
Payable for investments purchased	8,131,184
Payable to broker for collateral for securities on loan	5,418,222
Unrealized depreciation on foreign currency forward contracts	3,084,386
Payable to custodian	2,502,716
Securities sold short at value (proceeds received $1,104,940)	1,101,179
Advisory fees payable	187,415
Accrued expenses and other liabilities	97,753
Payable for fund share repurchased	39,983
Due to broker-variation margin	160
Shareholder servicing fees payable	109

Total Liabilities	20,563,107

NET ASSETS	$507,718,529

Net assets were comprised of:
Paid-in capital	$487,103,756
Retained earnings	20,614,773

Net assets, December 31, 2006	$507,718,529

Net asset value and redemption price per share, $507,718,529/43,883,005 outstanding shares of beneficial interest	$11.57

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest (net of $198,317 foreign withholding tax)	$22,007,521
Affiliated dividend income	892,731
Affiliated income from securities lending, net	19,231
Unaffiliated dividend income	15,000

22,934,483

EXPENSES
Advisory fees	3,988,737
Shareholder servicing fees and expenses (including affiliated expense of $420,785) (Note 4)	425,785
Custodian and accounting fees	249,000
Audit fee	23,000
Insurance expenses	18,000
Transfer agent’s fees and expenses	18,000
Trustees’ fees	16,000
Legal fees and expenses	8,000
Loan interest expense (Note 7)	2,238
Miscellaneous	29,288

Total expenses	4,778,048

NET INVESTMENT INCOME	18,156,435

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(3,404,975)
Futures transactions	521,563
Foreign currency transactions	5,643,626
Short sales	(19,467)

2,740,747

Net change in unrealized appreciation (depreciation) on:
Investments	9,063,842
Futures	505,209
Foreign currencies	(295,159)
Short sales	3,761

9,277,653

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	12,018,400

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,174,835

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,156,435	$12,636,019
Net realized gain (loss) on investments and foreign currencies	2,740,747	(4,027,368)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,277,653	(28,544,702)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,174,835	(19,936,051)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(13,926,328)
Distributions from net realized gains	—	(516,865)
Distributions	(12,949,371)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,949,371)	(14,443,193)

FUND SHARE TRANSACTIONS:
Fund share sold [11,463,785 and 19,761,315 shares, respectively]	128,604,504	226,454,124
Fund share issued in reinvestment of dividends and distributions
[1,175,078 and 1,262,515 shares, respectively]	12,949,371	14,443,193
Fund share repurchased [17,013,344 and 2,538,996 shares, respectively]	(190,627,929)	(28,967,926)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(49,074,054)	211,929,391

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,848,590)	177,550,147
NET ASSETS:
Beginning of year	539,567,119	362,016,972

End of year	$507,718,529	$539,567,119

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investments at value, including securities on loan of $215,072,333:
Unaffiliated investments (cost $612,719,565)	$625,095,655
Affiliated investments (cost $236,481,059)	236,481,059
Foreign currency, at value (cost $6,736,892)	6,749,973
Dividends and interest receivable	10,143,164
Receivable for investments sold	2,503,759
Unrealized appreciation on swap agreements	381,970
Unrealized appreciation on foreign currency forward contracts	353,478
Receivable for fund share sold	84,972
Prepaid expenses	6,032

Total Assets	881,800,062

LIABILITIES
Payable to broker for collateral for securities on loan	220,506,432
Payable to custodian	5,198,789
Payable for fund share repurchased	4,636,992
Payable for investments purchased	3,026,735
Advisory fees payable	177,245
Due to broker-variation margin	80,275
Unrealized depreciation on swap agreements	48,324
Accrued expenses and other liabilities	31,651
Unrealized depreciation on foreign currency forward contracts	8,285
Swap contracts, outstanding	7,909
Shareholder servicing fees payable	7,059

Total Liabilities	233,729,696

NET ASSETS	$648,070,366

Net assets were comprised of:
Paid-in capital	$787,630,726
Retained earnings	(139,560,360)

Net assets, December 31, 2006	$648,070,366

Net asset value and redemption price per share, $648,070,366/77,041,837 outstanding shares of beneficial interest	$8.41

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$46,520,085
Affiliated dividend income	878,888
Affiliated income from securities lending, net	636,931

48,035,904

EXPENSES
Advisory fees	4,601,097
Shareholder servicing fees and expenses (including affiliated expense of $523,287) (Note 4)	525,787
Custodian and accounting fees	189,000
Loan interest expense (Note 7)	46,021
Trustees’ fees	22,000
Audit fee	21,000
Transfer agent’s fees and expenses	18,000
Insurance expenses	13,000
Legal fees and expenses	8,000
Miscellaneous	51,651

Total expenses	5,495,556
Less: advisory fee waivers and expense reimbursements	(19,854)

Net expenses	5,475,702

NET INVESTMENT INCOME	42,560,202

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(3,359,947)
Futures transactions	1,346,954
Swap agreements	2,641,520
Foreign currency transactions	(3,643,977)

(3,015,450)

Net change in unrealized appreciation (depreciation) on:
Investments	20,384,029
Futures	(614,056)
Swap agreements	333,646
Foreign currencies	794,986

20,898,605

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	17,883,155

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,443,357

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$42,560,202	$45,915,514
Net realized gain (loss) on investments and foreign currencies	(3,015,450)	17,885,797
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,898,605	(55,663,010)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	60,443,357	8,138,301

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(49,411,104)
Distributions	(52,430,986)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(52,430,986)	(49,411,104)

FUND SHARE TRANSACTIONS:
Fund share sold [41,763,183 and 52,993,413 shares, respectively]	336,152,436	437,976,613
Fund share issued in reinvestment of dividends and distributions
[6,704,729 and 6,092,618 shares, respectively]	52,430,986	49,411,104
Fund share repurchased [45,143,643 and 75,292,898 shares, respectively]	(359,726,298)	(639,503,158)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	28,857,124	(152,115,441)

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,869,495	(193,388,244)
NET ASSETS:
Beginning of year	611,200,871	804,589,115

End of year	$648,070,366	$611,200,871 (a)

(a) Includes undistributed net investment income of		$52,341,298

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value, including securities on loan of $106,724,407:
Unaffiliated investments (cost $558,059,892)	$570,786,822
Affiliated investments (cost $115,207,084)	115,207,084
Receivable for fund share sold	12,358,450
Dividends and interest receivable	8,985,374
Prepaid expenses	12,117

Total Assets	707,349,847

LIABILITIES:
Payable to broker for collateral for securities on loan	109,866,117
Payable to custodian	2,485,726
Advisory fees payable	165,383
Accrued expenses and other liabilities	123,710
Payable for fund share repurchased	17,328
Shareholder servicing fees payable	4,483

Total Liabilities	112,662,747

NET ASSETS	$594,687,100

Net assets were comprised of:
Paid-in capital	$547,341,348
Retained earnings	47,345,752

Net assets, December 31, 2006	$594,687,100

Net asset value and redemption price per share, $594,687,100/50,979,197 outstanding shares of beneficial interest	$11.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$35,339,860
Unaffiliated dividend income	1,626,045
Affiliated dividend income	673,821
Affiliated income from securities lending, net	384,483

38,024,209

EXPENSES
Advisory fees	4,744,453
Shareholder servicing fees and expenses (including affiliated expense of $504,983) (Note 4)	504,983
Custodian and accounting fees	163,000
Trustees’ fees	23,000
Audit fee	21,000
Transfer agent’s fees and expenses	18,000
Insurance expenses	15,000
Legal fees and expenses	11,000
Loan interest expense (Note 7)	20,241
Miscellaneous	41,558

Total expenses	5,562,235
Less: advisory fee waivers	(282,890)

Net expenses	5,279,345

NET INVESTMENT INCOME	32,744,864

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	3,521,366
Foreign currency transactions	(2,115)

3,519,251

Net change in unrealized appreciation (depreciation) on investments
18,983,876

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	22,503,127

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,247,991

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$32,744,864	$29,307,029
Net realized gain on investments and foreign currencies	3,519,251	6,235,420
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	18,983,876	(25,691,819)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	55,247,991	9,850,630

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(20,447,151)
Distributions from net realized gains	—	(5,417,609)
Distributions	(37,158,942)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(37,158,942)	(25,864,760)

FUND SHARE TRANSACTIONS:
Fund share sold [12,242,213 and 34,900,443 shares, respectively]	135,670,611	393,803,047
Fund share issued in reinvestment of dividends and distributions
[3,405,955 and 2,344,948 shares, respectively]	37,158,942	25,864,760
Fund share repurchased [23,650,901 and 14,724,230 shares, respectively]	(264,685,426)	(166,712,579)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(91,855,873)	252,955,228

TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,766,824)	236,941,098
NET ASSETS:
Beginning of year	668,453,924	431,512,826

End ofyear	$594,687,100	$668,453,924 (a)

(a) Includes undistributed net investment income of		$29,499,636

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST PIMCO TOTAL RETURN BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value:
Unaffiliated investments (cost $4,149,271,583)	$4,136,015,565
Affiliated investments (cost $159,750,245)	159,750,245
Cash	77,410,431
Foreign currency, at value (cost $16,729,892)	16,741,570
Receivable for investments sold	62,894,106
Dividends and interest receivable	18,886,245
Receivable for fund share sold	10,588,147
Swap contracts, outstanding	4,330,445
Unrealized appreciation on swap agreements	1,925,517
Unrealized appreciation on foreign currency forward contracts	1,619,170
Due from broker-variation margin	173,300
Prepaid expenses	18,081

Total Assets	4,490,352,822

LIABILITIES:
Payable for investments purchased	1,125,677,610
Written options outstanding, at value (premium received $9,492,324)	7,282,162
Unrealized depreciation on swap agreements	3,732,623
Unrealized depreciation on foreign currency forward contracts	2,905,163
Due to broker-variation margin	1,174,831
Payable for fund share repurchased	1,107,755
Advisory fees payable	870,159
Accrued expenses and other liabilities	275,292
Payable for floating rate notes issued	66,667
Shareholder servicing fees payable	25,541
Interest payable	1,294

Total Liabilities	1,143,119,097

NET ASSETS	$3,347,233,725

Net assets were comprised of:
Paid-in capital	$3,277,329,452
Retained earnings	69,904,273

Net assets, December 31, 2006	$3,347,233,725

Net asset value and redemption price per share, $3,347,233,725/292,771,753 outstanding shares of beneficial interest	$11.43

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$119,188,644
Affiliated dividend income	3,523,461
Unaffiliated dividend income	2,541,980

125,254,085

EXPENSES
Advisory fees	16,156,763
Shareholder servicing fees and expenses (including affiliated expense of $2,062,700) (Note 4)	2,066,700
Custodian and accounting fees	526,000
Interest expense and fees	322,449
Insurance expenses	51,000
Trustees’ fees	31,000
Audit fee	21,000
Transfer agent’s fees and expenses	18,000
Legal fees and expenses	9,000
Miscellaneous	61,333

Total expenses	19,263,245

NET INVESTMENT INCOME	105,990,840

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	7,303,299
Futures transactions	(7,677,960)
Options written	3,570,588
Swap agreements	1,491,803
Foreign currency transactions	(2,672,061)

2,015,669

Net change in unrealized appreciation (depreciation) on:
Investments	(7,213,084)
Futures	(8,296,079)
Foreign currencies	(1,206,447)
Options written	1,559,272
Swap agreements	(178,574)

(15,334,912)

NET LOSS ON INVESTMENTS	(13,319,243)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,671,597

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$105,990,840	$63,295,335
Net realized gain (loss) on investments and foreign currencies	2,015,669	4,049,174
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(15,334,912)	(22,208,918)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	92,671,597	45,135,591

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(65,710,860)
Distributions from net realized gains	—	(58,011,968)
Distributions	(78,851,182)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(78,851,182)	(123,722,828)

FUND SHARE TRANSACTIONS:
Fund share sold [166,328,745 and 20,063,532 shares, respectively]	1,877,159,474	228,941,294
Fund share issued in reinvestment of dividends and distributions
[7,116,534 and 11,186,512 shares, respectively]	78,851,182	123,722,824
Fund share repurchased [37,015,080 and 67,904,576 shares, respectively]	(413,275,826)	(801,621,850)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,542,734,830	(448,957,732)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,556,555,245	(527,544,969)
NET ASSETS:
Beginning of year	1,790,678,480	2,318,223,449

End of year	$3,347,233,725	$1,790,678,480 (a)

(a) Includes undistributed net investment income of		$78,223,135

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,398,038,323)	$1,401,737,551
Affiliated investments (cost $34,814,533)	34,814,533
Foreign currency, at value (cost $6,077,165)	6,108,533
Receivable for fund share sold	39,595,827
Dividends and interest receivable	8,142,664
Unrealized appreciation on swap agreements	3,984,742
Receivable for investments sold	3,258,765
Swap contracts, outstanding	901,103
Unrealized appreciation on foreign currency forward contracts	370,669
Due from broker-variation margin	83,835
Prepaid expenses	11,193

Total Assets	1,499,009,415

LIABILITIES:
Payable for investments purchased	118,518,142
Payable to custodian	6,129,281
Unrealized depreciation on swap agreements	4,915,582
Unrealized depreciation on foreign currency forward contracts	1,588,722
Advisory fees payable	363,123
Written options outstanding, at value (premium received $393,218)	308,714
Accrued expenses and other liabilities	137,946
Due to broker-variation margin	71,300
Payable for fund share repurchased	41,810

Total Liabilities	132,074,620

NET ASSETS	$1,366,934,795

Net assets were comprised of:
Paid-in capital	$1,329,161,713
Retained earnings	37,773,082

Net assets, December 31, 2006	$1,366,934,795

Net asset value and redemption price per share, $1,366,934,795/122,317,104 outstanding shares of beneficial interest	$11.18

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$70,123,391
Affiliated dividend income	1,051,376
Unaffiliated dividend income	82,528

71,257,295

EXPENSES
Advisory fees	9,651,331
Shareholder servicing fees and expenses (including affiliated expense of $1,268,156) (Note 4)	1,268,156
Custodian and accounting fees	268,000
Insurance expenses	61,000
Trustees’ fees	24,000
Audit fee	20,000
Transfer agent’s fees and expenses	18,000
Legal fees and expenses	9,000
Miscellaneous	87,840

Total expenses	11,407,327
Less: advisory fee waivers	(134,428)

Net expenses	11,272,899

NET INVESTMENT INCOME	59,984,396

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(923,426)
Futures transactions	(2,664,801)
Options written	(1,336,715)
Swap agreements	(4,494,411)
Foreign currency transactions	(885,441)

(10,304,794)

Net change in unrealized appreciation (depreciation) on:
Investments	5,582,636
Futures	1,303,862
Foreign currencies	(438,031)
Options written	(228,150)
Swap agreements	(862,947)

5,357,370

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(4,947,424)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,036,972

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$59,984,396	$43,360,710
Net realized loss on investments and foreign currencies	(10,304,794)	(8,433,051)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,357,370	(9,736,775)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	55,036,972	25,190,884

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(17,519,844)
Distributions from net realized gains	—	(7,461,139)
Distributions	(45,546,874)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(45,546,874)	(24,980,983)

FUND SHARE TRANSACTIONS:
Fund share sold [12,704,259 and 47,987,178 shares, respectively]	139,661,781	529,995,516
Fund share issued in reinvestment of dividends and distributions [4,197,873 and 2,298,150 shares, respectively]	45,546,874	24,980,983
Fund share repurchased [46,255,368 and 9,486,308 shares, respectively]	(511,003,013)	(104,767,422)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(325,794,358)	450,209,077

TOTAL INCREASE (DECREASE) IN NET ASSETS	(316,304,260)	450,418,978
NET ASSETS:
Beginning of year	1,683,239,055	1,232,820,077

End of year	$1,366,934,795	$1,683,239,055 (a)

(a) Includes undistributed net investment income of		$45,473,369

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,680,006,547)	$1,680,006,547
Interest receivable	14,391,307
Receivable for fund share sold	54,390
Prepaid expenses	36,530

Total Assets	1,694,488,774

LIABILITIES:
Payable for fund share repurchased	1,626,978
Payable to custodian	330,671
Accrued expenses and other liabilities	262,244
Advisory fees payable	146,350
Shareholder servicing fees payable	16,846
Dividends and distributions	9,470

Total Liabilities	2,392,559

NET ASSETS	$1,692,096,215

Net assets were comprised of:
Paid-in capital	$1,692,401,813
Retained earnings	(305,598)

Net assets, December 31, 2006	$1,692,096,215

Net asset value and redemption price per share, $1,692,096,215/1,692,424,266 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$101,330,691

EXPENSES
Advisory fees	9,950,901
Shareholder servicing fees and expenses (including affiliated expense of $1,665,795) (Note 4)	1,675,795
Custodian and accounting fees	290,000
Insurance expenses	60,000
Trustees’ fees	30,000
Transfer agent’s fees and expenses	18,000
Legal fees and expenses	10,000
Audit fee	9,000
Miscellaneous	56,101

Total expenses	12,099,797
Less: advisory fee waivers	(796,598)

Net expenses	11,303,199

NET INVESTMENT INCOME	90,027,492

NET REALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions	(70,810)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,956,682

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$90,027,492	$50,988,869
Net realized loss on investments	(70,810)	(164,252)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	89,956,682	50,824,617

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(50,979,662)
Distributions	(90,022,359)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(90,022,359)	(50,979,662)

FUND SHARE TRANSACTIONS:
Fund share sold [4,340,249,946 and 5,267,567,692 shares, respectively]	4,340,240,665	5,267,570,195
Fund share issued in reinvestment of dividends and distributions [90,013,079 and 50,979,475 shares, respectively]	90,022,359	50,979,662
Fund share repurchased [4,377,741,560 and 5,037,942,203 shares, respectively]	(4,377,741,560)	(5,037,942,203)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	52,521,464	280,607,654

TOTAL INCREASE IN NET ASSETS	52,455,787	280,452,609
NET ASSETS:
Beginning of year	1,639,640,428	1,359,187,819

End of year	$1,692,096,215	$1,639,640,428

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investments at value:
Affiliated investments (cost $349,567,551)	$378,671,679
Receivable for investments sold	698,167
Receivable for fund share sold	169,221
Dividends receivable	9,257
Prepaid expenses	3,734

Total Assets	379,552,058

LIABILITIES
Payable for fund share repurchased	948,860
Payable to custodian	411,860
Accrued expenses and other liabilities	41,150
Advisory fees payable	6,050

Total Liabilities	1,407,920

NET ASSETS	$378,144,138

Net assets were comprised of:
Paid-in capital	$345,184,082
Retained earnings	32,960,056

Net assets, December 31, 2006	$378,144,138

Net asset value and redemption price per share, $378,144,138/32,753,063 outstanding shares of beneficial interest	$11.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$1,221,543

EXPENSES
Advisory fees	343,154
Custodian and accounting fees	61,000
Transfer agent’s fees and expenses	18,000
Audit fee	11,000
Legal fees and expenses	10,000
Trustees’ fees	10,000
Insurance expenses	1,000
Miscellaneous	12,787

Total expenses	466,941
Less: expense reimbursements	(9,796)

Net expenses	457,145

NET INVESTMENT INCOME	764,398

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	1,669,404
Net capital gain distributions received	1,422,126

3,091,530

Net change in unrealized appreciation on investments	29,186,980

NET GAIN ON INVESTMENTS	32,278,510

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,042,908

STATEMENT OF CHANGES IN NET ASSETS

		December 5, 2005*
	Year Ended	through
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$764,398	$(2,399)
Net realized gain on investments	3,091,530	11,146
Net change in unrealized appreciation (depreciation) on investments	29,186,980	(82,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,042,908	(74,105)

FUND SHARE TRANSACTIONS:
Fund share sold [33,361,371 and 3,857,683 shares, respectively]	352,567,245	38,713,929
Fund share repurchased [4,243,428 and 222,563 shares, respectively]	(43,859,755)	(2,246,084)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	308,707,490	36,467,845

TOTAL INCREASE IN NET ASSETS	341,750,398	36,393,740
NET ASSETS:
Beginning of period	36,393,740	—

End of period	$378,144,138	$36,393,740

* Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BALANCED ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investments at value:
Affiliated investments (cost $2,820,691,548)	$3,005,504,605
Cash	267,518
Receivable for investments sold	3,079,525
Dividends receivable	77,335
Prepaid expenses	29,936

Total Assets	3,008,958,919

LIABILITIES
Payable for fund share repurchased	3,438,889
Accrued expenses and other liabilities	114,755
Advisory fees payable	61,788

Total Liabilities	3,615,432

NET ASSETS	$3,005,343,487

Net assets were comprised of:
Paid-in capital	$2,790,870,664
Retained earnings	214,472,823

Net assets, December 31, 2006	$3,005,343,487

Net asset value and redemption price per share, $3,005,343,487/268,735,203 outstanding shares of beneficial interest	$11.18

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$18,003,759

EXPENSES
Advisory fees	2,641,749
Custodian and accounting fees	253,000
Transfer agent’s fees and expenses	18,000
Audit fee	16,000
Insurance expenses	11,000
Trustees’ fees	9,000
Legal fees and expenses	8,000
Shareholder servicing fees and expenses	5,000
Miscellaneous	12,595

Total expenses	2,974,344

NET INVESTMENT INCOME	15,029,415

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	8,361,117
Net capital gain distributions received	6,269,234

14,630,351

Net change in unrealized appreciation on investments	184,965,852

NET GAIN ON INVESTMENTS	199,596,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$214,625,618

STATEMENT OF CHANGES IN NET ASSETS

		December 5, 2005*
	Year Ended	through
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$15,029,415	$(12,419)
Net realized gain on investments	14,630,351	—
Net change in unrealized appreciation (depreciation) on investments	184,965,852	(152,795)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	214,625,618	(165,214)

FUND SHARE TRANSACTIONS:
Fund share sold [250,703,108 and 21,552,547 shares, respectively]	2,610,984,901	216,455,795
Fund share repurchased [3,520,249 and 203 shares, respectively]	(36,555,574)	(2,039)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,574,429,327	216,453,756

TOTAL INCREASE IN NET ASSETS	2,789,054,945	216,288,542
NET ASSETS:
Beginning of period	216,288,542	—

End of period	$3,005,343,487	$216,288,542

* Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investments at value:
Affiliated investments (cost $3,547,953,282)	$3,808,704,871
Receivable for fund share sold	3,772,201
Dividends receivable	84,234
Prepaid expenses	35,046

Total Assets	3,812,596,352

LIABILITIES
Payable to custodian	3,411,788
Payable for investments purchased	3,378,006
Accrued expenses and other liabilities	88,745
Advisory fees payable	78,051

Total Liabilities	6,956,590

NET ASSETS	$3,805,639,762

Net assets were comprised of:
Paid-in capital	$3,513,742,605
Retained earnings	291,897,157

Net assets, December 31, 2006	$3,805,639,762

Net asset value and redemption price per share, $3,805,639,762/334,983,573 outstanding shares of beneficial interest	$11.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$15,676,621

EXPENSES
Advisory fees	3,184,786
Custodian and accounting fees	248,000
Transfer agent’s fees and expenses	18,000
Audit fee	16,000
Insurance expenses	12,000
Trustees’ fees	10,000
Legal fees and expenses	8,000
Shareholder servicing fees and expenses	5,000
Miscellaneous	17,721

Total expenses	3,519,507

NET INVESTMENT INCOME	12,157,114

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	10,110,239
Net capital gain distributions received	8,878,215

18,988,454

Net change in unrealized appreciation on investments	261,084,727

NET GAIN ON INVESTMENTS	280,073,181

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$292,230,295

STATEMENT OF CHANGES IN NET ASSETS

		December 5, 2005*
	Year Ended	through
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$12,157,114	$(13,691)
Net realized gain on investments	18,988,454	—
Net change in unrealized appreciation (depreciation) on investments	261,084,727	(333,138)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	292,230,295	(346,829)

FUND SHARE TRANSACTIONS:
Fund share sold [317,209,221 and 24,529,901 shares, respectively]	3,334,589,645	246,234,769
Fund share repurchased [6,755,346 and 203 shares, respectively]	(67,066,069)	(2,049)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,267,523,576	246,232,720

TOTAL INCREASE IN NET ASSETS	3,559,753,871	245,885,891
NET ASSETS:
Beginning of period	245,885,891	—

End of period	$3,805,639,762	$245,885,891

* Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investments at value:
Affiliated investments (cost $741,623,403)	$785,512,197
Receivable for investments sold	814,676
Dividends receivable	18,696
Prepaid expenses	7,267

Total Assets	786,352,836

LIABILITIES
Payable for fund share repurchased	909,745
Payable to custodian	115,285
Accrued expenses and other liabilities	73,011
Advisory fees payable	16,085

Total Liabilities	1,114,126

NET ASSETS	$785,238,710

Net assets were comprised of:
Paid-in capital	$733,892,090
Retained earnings	51,346,620

Net assets, December 31, 2006	$785,238,710

Net asset value and redemption price per share, $785,238,710/70,853,373 outstanding shares of beneficial interest	$11.08

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$4,818,454

EXPENSES
Advisory fees	663,525
Custodian and accounting fees	102,885
Transfer agent’s fees and expenses	18,000
Legal fees and expenses	13,000
Audit fee	11,000
Trustees’ fees	10,000
Shareholder servicing fees and expenses	5,000
Insurance expenses	3,000
Miscellaneous	12,866

Total expenses	839,276

NET INVESTMENT INCOME	3,979,178

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	2,279,981
Net capital gain distributions received	1,198,667

3,478,648

Net change in unrealized appreciation on investments	43,888,608

NET GAIN ON INVESTMENTS	47,367,256

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,346,434

STATEMENT OF CHANGES IN NET ASSETS

		December 5, 2005*
	Year Ended	through
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$3,979,178	$(2,898)
Net realized gain on investments	3,478,648	—
Net change in unrealized appreciation (depreciation) on investments	43,888,608	186

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,346,434	(2,712)

FUND SHARE TRANSACTIONS:
Fund share sold [70,355,577 and 5,148,927 shares, respectively]	731,004,680	51,719,216
Fund share repurchased [4,649,663 and 1,468 shares, respectively]	(48,814,251)	(14,657)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	682,190,429	51,704,559

TOTAL INCREASE IN NET ASSETS	733,536,863	51,701,847
NET ASSETS:
Beginning of period	51,701,847	—

End of period	$785,238,710	$51,701,847

* Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investments at value:
Affiliated investments (cost $294,294,230)	$309,273,345
Receivable for fund share sold	2,044,489
Dividends receivable	6,902
Prepaid expenses	3,064

Total Assets	311,327,800

LIABILITIES
Payable for investments purchased	1,772,409
Payable for fund share repurchased	65,250
Payable to custodian	61,381
Accrued expenses and other liabilities	45,326
Advisory fees payable	5,591

Total Liabilities	1,949,957

NET ASSETS	$309,377,843

Net assets were comprised of:
Paid-in capital	$293,199,594
Retained earnings	16,178,249

Net assets, December 31, 2006	$309,377,843

Net asset value and redemption price per share, $309,377,843/28,547,982 outstanding shares of beneficial interest	$10.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

INVESTMENT INCOME
Affiliated dividend income	$1,810,181

EXPENSES
Advisory fees	242,257
Custodian and accounting fees	56,000
Transfer agent’s fees and expenses	18,000
Audit fee	16,000
Legal fees and expenses	11,000
Trustees’ fees	10,000
Insurance expenses	1,000
Miscellaneous	12,392

Total expenses	366,649
Less: expense reimbursements	(43,641)

Net expenses	323,008

NET INVESTMENT INCOME	1,487,173

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(518,523)
Net capital gain distributions received	230,484

(288,039)

Net change in unrealized appreciation on investments	14,955,192

NET GAIN ON INVESTMENTS	14,667,153

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,154,326

STATEMENT OF CHANGES IN NET ASSETS

		December 5, 2005*
	Year Ended	through
	December 31, 2006	December 31, 2005

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,487,173	$(854)
Net realized gain (loss) on investments	(288,039)	—
Net change in unrealized appreciation (depreciation) on investments	14,955,192	23,923

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,154,326	23,069

FUND SHARE TRANSACTIONS:
Fund share sold [35,892,473 and 1,369,491 shares, respectively]	369,288,458	13,754,125
Fund share repurchased [8,707,758 and 6,224 shares, respectively]	(89,779,460)	(62,675)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	279,508,998	13,691,450

TOTAL INCREASE IN NET ASSETS	295,663,324	13,714,519
NET ASSETS:
Beginning of period	13,714,519	—

End of period	$309,377,843	$13,714,519

* Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $729,224,002)	$759,257,442
Affiliated investments (cost $46,596,847)	46,596,847
Cash	7,939,554
Receivable for investments sold	22,355,053
Foreign currency, at value (cost $9,433,540)	9,422,675
Dividends and interest receivable	2,764,690
Receivable for fund share sold	1,761,517
Unrealized appreciation on swap agreements	860,486
Unrealized appreciation on foreign currency forward contracts	115,832
Prepaid expenses	802

Total Assets	851,074,898

LIABILITIES
Payable for investments purchased	182,028,507
Securities sold short, at value (proceeds received $16,199,889)	16,040,901
Unrealized depreciation on swap agreements	851,149
Written options outstanding, at value (cost $385,316)	240,970
Advisory fees payable	203,241
Unrealized depreciation on foreign currency forward contracts	199,107
Due to broker-variation margin	131,942
Accrued expenses and other liabilities	93,371
Interest payable on investments sold short	37,920
Swap contracts, outstanding	6,433
Shareholder servicing fees payable	4,954

Total Liabilities	199,838,495

NET ASSETS	$651,236,403

Net assets were comprised of:
Paid-in capital	$614,640,195
Retained earnings	36,596,208

Net assets, December 31, 2006	$651,236,403

Net asset value and redemption price per share, $651,236,403/60,309,071 outstanding shares of beneficial interest	$10.80

STATEMENT OF OPERATIONS
Period Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$4,407,392
Unaffiliated dividend income (net of $86,993 foreign withholding tax)	2,300,802
Affiliated dividend income	1,086,145

7,794,339

EXPENSES
Advisory fees	1,906,194
Custodian and accounting fees	284,000
Shareholder servicing fees and expenses (including affiliated expense of $164,152) (Note 4)	176,652
Audit fee	20,000
Transfer agent’s fees and expenses	14,000
Trustees’ fees	8,000
Legal fees and expenses	7,000
Insurance expenses	3,000
Miscellaneous	22,163

Total expenses	2,441,009

NET INVESTMENT INCOME	5,353,330

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	424,440
Futures transactions	1,234,745
Options written	12,991
Swap agreements	1,136,678
Short sales	45,399
Foreign currency transactions	(1,047,126)

1,807,127

Net change in unrealized appreciation (depreciation) on:
Investments	30,033,440
Futures	(824,076)
Options written	144,346
Swap agreements	9,337
Foreign currencies	(86,284)
Short sales	158,988

29,435,751

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	31,242,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,596,208

STATEMENT OF CHANGES IN NET ASSETS

March 20, 2006*
through
December 31,
2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,353,330
Net realized gain on investments and foreign currencies	1,807,127
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	29,435,751

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	36,596,208

FUND SHARE TRANSACTIONS:
Fund share sold [65,003,040 shares]	662,251,869
Fund share repurchased [4,693,969 shares]	(47,611,674)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	614,640,195

TOTAL INCREASE IN NET ASSETS	651,236,403
NET ASSETS:
Beginning of period	—

End of period	$651,236,403

* Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST FIRST TRUST BALANCED TARGET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $492,094,546)	$515,764,840
Affiliated investments (cost $14,641,623)	14,641,623
Cash	1,338,161
Foreign currency, at value (cost $830,665)	845,802
Dividends and interest receivable	3,579,450
Receivable for fund share sold	147,903
Prepaid expenses	2,114

Total Assets	536,319,893

LIABILITIES
Payable for investments purchased	10,726,579
Advisory fees payable	172,122
Accrued expenses and other liabilities	74,297
Shareholder servicing fees payable	4,005

Total Liabilities	10,977,003

NET ASSETS	$525,342,890

Net assets were comprised of:
Paid-in capital	$496,390,034
Retained earnings	28,952,856

Net assets, December 31, 2006	$525,342,890

Net asset value and redemption price per share, $525,342,890/49,000,798 outstanding shares of beneficial interest	$10.72

STATEMENT OF OPERATIONS
Period Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated interest	$3,222,460
Unaffiliated dividend income (net of $43,370 foreign withholding tax)	3,031,443
Affiliated dividend income	369,780

6,623,683

EXPENSES
Advisory fees	1,435,251
Custodian and accounting fees	147,000
Shareholder servicing fees and expenses (including affiliated expense of $123,240) (Note 4)	146,240
Audit fee	22,000
Transfer agent’s fees and expenses	14,000
Trustees’ fees	7,000
Legal fees and expenses	6,000
Insurance expenses	1,000
Loan interest expense (Note 7)	520
Miscellaneous	4,593

Total expenses	1,783,604

NET INVESTMENT INCOME	4,840,079

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	422,850
Foreign currency transactions	2,317

425,167

Net change in unrealized appreciation (depreciation) on:
Investments	23,670,294
Foreign currencies	17,316

23,687,610

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	24,112,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,952,856

STATEMENT OF CHANGES IN NET ASSETS

March 20, 2006*
through
December 31,
2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,840,079
Net realized gain on investments and foreign currencies	425,167
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	23,687,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	28,952,856

FUND SHARE TRANSACTIONS:
Fund share sold [50,152,137 shares]	507,699,072
Fund share repurchased [1,151,339 shares]	(11,309,038)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	496,390,034

TOTAL INCREASE IN NET ASSETS	525,342,890
NET ASSETS:
Beginning of period	—

End of period	$525,342,890

* Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
Investments at value:
Unaffiliated investments (cost $536,785,829)	$565,872,160
Affiliated investments (cost $17,799,232)	17,799,232
Foreign currency, at value (cost $1,286,090)	1,312,620
Receivable for fund share sold	3,579,406
Dividends and interest receivable	2,273,977
Prepaid expenses	2,610

Total assets	590,840,005

LIABILITIES
Payable for investments purchased	9,169,970
Payable to custodian	3,510,943
Advisory fees payable	187,389
Accrued expenses and other liabilities	73,385
Shareholder servicing fees payable	3,659

Total Liabilities	12,945,346

NET ASSETS	$577,894,659

Net assets were comprised of:
Paid-in capital	$544,355,576
Retained earnings	33,539,083

Net assets, December 31, 2006	$577,894,659

Net asset value and redemption price per share, $577,894,659/54,395,565 outstanding shares of beneficial interest	$10.62

STATEMENT OF OPERATIONS
Period Ended December 31, 2006

INVESTMENT INCOME
Unaffiliated dividend income (net of $47,747 foreign withholding tax)	$2,760,606
Unaffiliated interest	2,012,223
Affiliated dividend income	421,171

5,194,000

EXPENSES
Advisory fees	1,606,483
Shareholder servicing fees and expenses (including affiliated expense of $138,006) (Note 4)	148,006
Custodian and accounting fees	138,000
Audit fee	23,000
Transfer agent’s fees and expenses	14,000
Legal fees and expenses	10,000
Trustees’ fees	9,000
Insurance expenses	1,000
Miscellaneous	9,851

Total expenses	1,959,340

NET INVESTMENT INCOME	3,234,660

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	1,199,928
Foreign currency transactions	(12,099)

1,187,829

Net change in unrealized appreciation (depreciation) on:
Investments	29,086,331
Foreign currencies	30,263

29,116,594

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	30,304,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,539,083

STATEMENT OF CHANGES IN NET ASSETS

March 20, 2006*
through
December 31,
2006

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,234,660
Net realized gain on investments and foreign currencies	1,187,829
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	29,116,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	33,539,083

FUND SHARE TRANSACTIONS:
Fund share sold [56,736,802 shares]	567,138,932
Fund share repurchased [2,341,237 shares]	(22,783,356)

INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	544,355,576

TOTAL INCREASE IN NET ASSETS	577,894,659
NET ASSETS:
Beginning of period	—

End of period	$577,894,659

* Commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS.

A43

[THIS PAGE INTENTIONALLY LEFT BLANK]

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.1%		Value
COMMON STOCKS	Shares	(Note 2)

Australia — 1.4%
BHP Billiton Ltd.	309,200	$6,149,711
Zinifex Ltd.	91,400	1,347,166

		7,496,877

Belgium — 0.9%
Dexia	169,200	4,634,546

Brazil — 2.1%
Companhia Vale Do Rio Doce, ADR	217,738	6,475,528
Petroleo Brasileiro SA, ADR	42,207	4,346,899

		10,822,427

Finland — 1.2%
Nokia OYJ	318,610	6,510,571

France — 13.6%
Accor SA	50,000	3,874,332
Axa SA	214,555	8,686,426
BNP Paribas SA	86,090	9,392,566
Compagnie de Saint-Gobain	102,200	8,586,931
Imerys SA	49,800	4,430,757
Lafarge SA	52,100	7,750,868
Sanofi-Aventis SA	85,000	7,848,657
Total SA	286,000	20,632,169

		71,202,706

Germany — 4.2%
BASF AG	37,400	3,645,951
Bayerische Motoren Werke AG	75,700	4,347,841
Deutsche Post AG	158,900	4,790,807
Linde AG	1,846	190,704
SAP AG	71,800	3,815,812
Siemens AG	52,650	5,222,257

		22,013,372

Hong Kong — 4.4%
Esprit Holdings Ltd.	643,500	7,167,601
HSBC Holdings PLC	874,300	16,001,612

		23,169,213

Ireland — 0.9%
Bank of Ireland	214,000	4,943,568

Italy — 6.1%
Banca Intesa SpA	575,000	4,440,301
Eni SpA	500,300	16,827,462
Mediaset SpA	292,600	3,472,344
UniCredito Italiano SpA	857,300	7,514,318

		32,254,425

Japan — 21.3%
Astellas Pharmaceutical Co. Ltd.	134,500	6,096,890
Bank of Yokohama Ltd.	482,000	3,764,421
Canon, Inc.	117,050	6,589,933
Credit Saison Co. Ltd.	92,900	3,191,219
Daikin Industries Ltd.	115,200	4,000,799
Hirose Electric Co. Ltd.	22,200	2,517,523
Honda Motor Co. Ltd.	207,000	8,170,120
Hoya Corp.	153,400	5,979,049
Mitsubishi Corp.	245,400	4,610,761
Mitsubishi Tokyo Financial Group, Inc.	761	9,440,813
Mitsui Fudosan Co. Ltd.	236,000	5,749,953
Mizuho Financial Group, Inc.	708	5,050,140
Nidec Corp.	53,000	4,101,906
Nikko Securities Co. Ltd.	276,000	3,165,190
Nitto Denko Corp.	78,500	3,921,392
Nomura Holdings, Inc.	146,900	2,771,232
Seven & I Holdings Co. Ltd.	148,000	4,602,062
Shin-Etsu Chemical Co. Ltd.	80,300	5,360,133
SMC Corp.	29,800	4,217,423
Sony Corp.	105,100	4,500,932
Sumitomo Corp.	429,000	6,422,015
Sumitomo Mitsui Financial Group, Inc.	711	7,279,595

		111,503,501

Mexico — 0.4%
Fomento Economico Mexicano SA de CV, ADR	16,400	1,898,464

Netherlands — 4.9%
Fortis Bank	94,900	4,047,547
ING Groep NV	137,400	6,092,358
Koninklijke (Royal) Philips Electronics NV	138,900	5,238,430
Reed Elsevier NV	302,507	5,159,251
Wolters Kluwer NV	174,400	5,016,403

		25,553,989

South Korea — 0.8%
Samsung Electronics Co. Ltd., GDR*	12,300	4,053,710

Spain — 2.1%
Altadis SA	73,350	3,839,123
Banco Bilbao Vizcaya Argentaria SA	297,900	7,172,722

		11,011,845

Sweden — 1.5%
Ericsson, (L.M.) Telefonaktiebolaget (Class B Stock)	1,911,200	7,719,116

Switzerland — 10.6%
Adecco SA	54,250	3,706,453
Holcim Ltd.	69,428	6,364,471
Nestle SA	28,300	10,056,545
Novartis AG	147,400	8,498,030
Roche Holding AG	49,250	8,831,453
UBS AG*	200,200	12,166,442
Zurich Financial Services AG	21,900	5,895,117

		55,518,511

United Kingdom — 21.7%
Barclays PLC	704,200	10,065,318
BG Group PLC	444,400	6,029,981
BHP Billiton PLC	73,900	1,352,173
British Land Co. PLC	157,800	5,295,737
Burberry Group PLC	85,166	1,076,394
Centrica PLC	695,976	4,830,801

SEE NOTES TO FINANCIAL STATEMENTS.

B1

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

December 31, 2006

COMMON STOCKS
(Continued)
		Value
	Shares	(Note 2)

United Kingdom (cont’d.)
GlaxoSmithKline PLC	422,000	$11,105,046
Kingfisher PLC	978,568	4,569,703
Royal Bank of Scotland Group PLC	180,600	7,047,477
Schroder PLC	167,700	3,664,425
Smith & Nephew PLC	516,144	5,386,501
Standard Chartered PLC	239,900	7,008,220
Tesco PLC	1,683,800	13,335,757
Vodafone Group PLC	4,136,750	11,461,048
William Morrison Supermarkets PLC	1,361,200	6,782,946
Wolseley PLC	330,600	7,981,317
WPP GROUP PLC	499,632	6,754,957

		113,747,801

Total Long-Term Investments (cost $366,180,081)		514,054,642

SHORT-TERM INVESTMENT— 2.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series Note 4(w)
(cost $11,880,127)	11,880,127	11,880,127

Total Investments(o) — 100.3%
(cost $378,060,208; Note 6)		525,934,769
Liabilities in Excess of Other Assets — (0.3)%		(1,761,849)

NET ASSETS — 100.0%		$524,172,920

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Non-income producing security.
(o)	As of December 31, 2006, 26 securities representing $142,169,592 and 27.1% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Commercial Banks	17.5%
Oil, Gas and Consumable Fuels	9.1
Pharmaceuticals	8.1
Food & Staples Retailing	4.7
Media	3.9
Trading Companies & Distributors	3.6
Construction Materials	3.6
Insurance	2.9
Diversified Financial Services	2.5
Metals & Mining	2.5
Chemicals	2.4
Electronic Equipment & Instruments	2.4
Building Products	2.4
Automobiles	2.4
Financial Services	2.3
Specialty Retail	2.3
Affiliated Money Market Mutual Fund	2.2
Financial – Bank & Trust	2.2
Telecommunications	2.2
Real Estate Management & Development	2.1
Food Products	1.9
Communications Equipment	1.5
Capital Markets	1.3
Office Electronics	1.2
Communication Equipment	1.2
Health Care Equipment & Supplies	1.0
Household Durables	1.0
Industrial Conglomerates	1.0
Multi-Utilities	0.9
Air Freight & Logistics	0.9
Electronic Components & Equipment	0.9
Machinery	0.8
Semiconductor and Semiconductor Equipment	0.8
Lodging	0.7
TobacCo.	0.7
Software	0.7
Commercial Services & Supplies	0.7
Consumer Finance	0.6
Beverages	0.4
Diversified Minerals	0.3
Mining	0.2
Clothing & Apparel	0.2
Construction and Engineering	0.1

100.3
Liabilities in Excess of Other Assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B2

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.4%		Value
COMMON STOCKS — 98.9%	Shares	(Note 2)

Australia — 3.0%
Allco Finance Group Ltd.	733,207	$7,441,721
CSL Ltd.	231,163	11,897,664
Macquarie Bank Ltd.	777,969	48,355,075

		67,694,460

Austria — 2.0%
Erste Bank der Oesterreichischen Sparkassen AG	457,959	35,122,986
Raiffeisen International Bank Holding AG*	76,700	11,695,092

		46,818,078

Belgium — 0.3%
InBev NV	99,000	6,526,381

Brazil — 2.3%
Companhia de Concessoes Rodoviaria (CCR)	504,000	6,805,710
Gafisa SA*	285,900	4,274,115
Gol- Linhas Aereas Inteligentes SA, ADR(a)	135,100	3,873,317
Localiza Rent A Car SA	102,500	3,082,436
Natura Cosmeticos SA	557,900	7,873,010
Petroleo Brasileiro SA	456,300	10,635,965
Unibanco – Uniao de Bancos Brasileiros SA (GDR)	165,139	15,351,322

		51,895,875

Canada — 2.8%
Canadian National Railway Co.(a)	148,592	6,393,914
Manulife Financial Corp.	697,800	23,546,225
Shoppers Drug Mart Corp.	499,902	21,472,444
Suncor Energy, Inc.	172,800	13,601,434

		65,014,017

Chile — 0.4%
Cescosud SA, ADR, 144A(a)	181,000	8,493,135

China — 1.4%
Focus Media Holding Ltd., ADR*	107,900	7,163,481
Foxconn International Holding Ltd.*	1,466,000	4,781,456
Industrial & Commercial Bank of China (Class H Stock)*	30,533,000	18,959,720

		30,904,657

Columbia — 0.3%
Bancolombia SA, ADR	219,500	6,837,425

France — 13.2%
Axa SA	369,682	14,966,863
BNP Paribas SA	255,980	27,927,855
Cap Gemini SA	196,900	12,359,046
Essilor International SA	147,200	15,826,599
Eurazeo	95,400	13,625,873
Groupe Danone	265,000	40,158,405
Iliad SA	61,200	5,315,768
JC Decaux SA	187,855	5,376,142
L’Oreal SA	429,700	43,052,247
LVMH Moet Hennessy Louis Vuitton SA	385,836	40,720,201
Vallourec SA	47,044	13,680,672
Veolia Environnement*	623,308	48,051,201
Vinci SA (ADR)	148,000	18,911,491

		299,972,363

Germany — 3.3%
Bijou Brigitte Modische Accessoires AG	12,700	2,505,465
Continental AG	191,601	22,282,421
E.ON AG	201,800	27,392,375
SAP AG	430,328	22,869,785

		75,050,046

Greece — 0.7%
National Bank of Greece SA	343,904	15,843,508

Hong Kong — 4.3%
China Mobile Ltd.	1,487,000	12,817,866
CNOOC Ltd., ADR	76,000	7,191,880
Esprit Holdings Ltd.	3,464,000	38,583,638
Hopson Development Holdings Ltd.	1,366,000	3,861,247
Li & Fung Ltd.	6,610,600	20,524,794
Melco PBL Entertainment Macau Ltd., ADR*(a)	310,677	6,604,993
Shangri-La Asia Ltd.	2,886,000	7,424,028

		97,008,446

India — 4.1%
Bharat Heavy Electricals Ltd.	248,000	12,846,005
Bharti Tele-Ventures Ltd.*	863,300	12,290,223
HDFC Bank Ltd.	690,800	16,575,299
Housing Development Finance Corp. Ltd.	458,000	16,789,454
ICICI Bank Ltd., ADR	213,919	8,928,979
Infosys Technologies Ltd., ADR	337,600	18,419,456
Suzlon Energy Ltd.	267,700	7,884,862

		93,734,278

Ireland — 1.0%
Anglo Irish Bank Corp. PLC	879,000	18,228,618
IAWS Group PLC	199,600	5,111,531

		23,340,149

Italy — 3.4%
Banca Intesa SpA	1,829,990	14,131,663
Luxottica Group SpA	845,800	25,991,979
Saipem SpA	1,006,200	26,219,244
San Paolo – IMI SpA	534,440	12,416,532

		78,759,418

Japan — 14.3%
Advantest Corp.	125,100	7,171,674
Aeon Mall Co. Ltd.	190,200	10,740,004
Canon, Inc.	572,500	32,231,839

SEE NOTES TO FINANCIAL STATEMENTS.

B3

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS
(Continued)
		Value
	Shares	(Note 2)

Japan (cont’d.)
Daikin Industries Ltd.	245,900	$8,539,900
Denso Corp.	889,700	35,277,299
Fanuc Ltd.	164,100	16,105,062
Honeys Co. Ltd.	96,900	3,599,393
Hoya Corp.	357,000	13,914,736
Jupiter Telecommunications Co. Ltd.*	8,966	7,226,999
K.K. DaVinci Advisors*	4,170	4,132,891
Keyence Corp.	71,550	17,661,335
Komatsu Ltd.	764,200	15,467,310
Marubeni Corp.	1,785,000	9,043,637
Mitsui Trust Holdings, Inc.	896,000	10,236,524
Nippon Electric Glass Co. Ltd.	302,000	6,332,527
ORIX Corp.	147,300	42,715,838
Sega Sammy Holdings, Inc.	268,000	7,204,311
Sharp Corp.	812,000	13,961,589
Suruga Bank Ltd.	810,000	10,031,451
Toyota Motor Corp.	334,800	22,407,160
Yamada Denki Co. Ltd.	178,620	15,161,505
Yamaha Motor Co. Ltd.	565,100	17,763,207

		326,926,191

Mexico — 4.3%
America Movil SA de CV, Series L	10,142,600	22,870,845
America Movil SA de CV, Series L, ADR	505,662	22,866,036
Cemex SA de CV, ADR*(a)	582,333	19,700,325
Wal-Mart de Mexico SA de CV, Series V	7,215,000	31,743,863

		97,181,069

Netherlands — 0.9%
Koninklijke Numico NV	213,600	11,489,935
TomTom NV*	210,100	9,074,611

		20,564,546

Russia — 0.1%
CTC Media, Inc.*	128,360	3,081,924

Singapore — 1.6%
Capitaland Ltd.	9,332,000	37,553,051

South Africa — 0.5%
Naspers Ltd. (Class N Stock)	222,600	5,268,827
Sasol Ltd.	150,400	5,549,783

		10,818,610

South Korea — 1.3%
Samsung Electronics Co. Ltd.	17,930	11,762,234
Samsung Electronics Co. Ltd., GDR, 144A*	56,300	18,554,786

		30,317,020

Spain — 1.3%
Industria de Diseno Textil SA	549,400	29,596,745

Sweden — 2.0%
Ericsson, L.M. Telefonaktiebolaget (Class B Stock)	4,558,000	18,409,234
Ericsson, L.M. Telefonaktiebolaget, ADR	549,335	22,099,747
Modern Times (Class B Stock)*	81,400	5,350,609

		45,859,590

Switzerland — 10.5%
ABB Ltd.	3,282,324	58,858,252
EFG International*	237,800	8,967,509
Kuehne & Nagel International AG	166,000	12,077,062
Lonza Group AG	150,199	12,979,856
Nestle SA	112,423	39,950,069
Nobel Biocare Holding AG*	28,600	8,455,601
Roche Holding AG	300,642	53,910,773
SGS Societe Generale	10,800	12,036,438
Syngenta AG*	61,399	11,423,187
UBS AG*	339,391	20,625,280

		239,284,027

Taiwan — 1.3%
High Tech Computer Corp.	66,200	1,305,712
Hon Hai Precision Industry Co. Ltd.	2,736,091	19,467,577
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	890,051	9,728,257

		30,501,546

United Kingdom — 18.3%
Acergy SA*	769,600	14,811,393
BAE Systems PLC	2,895,610	24,138,115
BG Group PLC	2,659,900	36,091,686
Cairn Energy PLC*	259,100	9,126,562
Capita Group PLC	1,413,000	16,793,433
Carphone Warehouse Group	1,152,800	7,087,487
Diageo PLC	692,859	13,599,968
HBOS PLC	1,915,200	42,449,169
Man Group PLC	3,540,736	36,240,670
Northern Rock PLC	1,340,540	30,919,588
Reckitt Benckiser PLC	1,030,539	47,094,904
Rolls-Royce Group PLC (Class B Stock)	185,984,590	369,617
Rolls-Royce Group PLC*	3,516,200	30,826,044
Rotork PLC	327,436	5,353,299
Royal Bank of Scotland Group PLC	345,733	13,491,392
Standard Chartered PLC	668,500	19,528,949
Tesco PLC	7,056,024	55,883,964
Tullow Oil PLC	553,600	4,314,076
Vedanta Resources PLC	377,500	9,024,876

		417,145,192

Total Common Stocks (cost $1,865,318,082)		2,256,721,747

PREFERRED STOCK — 0.5%
Brazil — 0.5%
Banco Itau Holding Financeira SA, 2.44% (cost $4,353,547)	299,000	10,832,015

Total Long-Term Investments (cost $1,869,671,629)		2,267,553,762

SEE NOTES TO FINANCIAL STATEMENTS.

B4

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENT — 2.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $63,700,577; includes $25,033,418 of cash collateral for securities on loan)(b)(w) (Note 4)	63,700,577	$63,700,577

Total Investments(o) — 102.2% (cost $1,933,372,206; Note 6)
		2,331,254,339
Liabilities in Excess of Other Assets — (2.2)%
		(50,782,917)

NET ASSETS — 100.0%		$2,280,471,422

The following abbreviations are used in portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $23,514,665; cash collateral of $25,033,418 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2006, 41 securities representing $637,622,276 and 27.96% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Financial – Bank & Trust	20.0%
Retail & Merchandising	9.0
Oil & Gas	7.9
Telecommunications	6.9
Food	4.4
Financial Services	3.6
Electronic Components & Equipment	3.4
Computer Services & Software	3.1
Pharmaceuticals	2.9
Affiliated Money Market Mutual Fund (including 1.1% of collateral received for securities on loan)	2.8
Beverages	2.7
Automotive Parts & Equipment	2.6
Automobile Manufacturers	2.3
Real Estate Investment Trust	2.3
Water	2.1
Consumer Products & Services	1.9
Commercial Banks	1.7
Insurance	1.7
Building & Construction	1.6
Office Equipment	1.4
Industrial Products	1.3
Machinery & Equipment	1.3
Utilities	1.2
Health Care	1.1
Aerospace	1.1
Media	1.0
Semiconductors	0.9
Building Materials	0.9
Transportation	0.8
Semiconductor and Semiconductor Equipment	0.8
Leisure Equipment	0.8
Energy	0.8
Support-Services	0.7
Machinery	0.7
Entertainment & Leisure	0.6
Diversified Operations	0.6
Chemicals	0.6
Telecommunications – Cellular	0.6
Agriculture	0.5
Building Products	0.4
Lodging	0.3
Railroads	0.3
Advertising	0.2
Airlines	0.2
Clothing & Apparel	0.1
Automotive Parts	0.1

102.2
Liabilities in Excess of Other Assets	(2.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B5

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS —97.6%
COMMON STOCKS
		Value
	Shares	(Note 2)

Australia — 2.0%
AWB Ltd.	700,100	$1,701,574
Bluescope Steel Ltd.	437,600	2,967,456
Commonwealth Bank of Australia	76,700	2,986,858
CSR Ltd.	287,100	848,825
Minara Resources Ltd.	425,100	1,957,724
Pacific Brands Ltd.	587,900	1,209,377
Qantas Airways Ltd.	916,300	3,776,778
Santos Ltd.	58,300	453,713
SMorgon Steel Group Ltd.	807,998	1,185,306
Telstra Corp. Ltd.	632,200	2,065,927
Zinifex Ltd.	83,000	1,223,356

		20,376,894

Austria — 0.4%
Boehler-Uddeholm AG	29,600	2,074,794
Voestalpine AG	35,200	1,987,333

		4,062,127

Belgium — 0.5%
Fortis	120,500	5,140,994

Brazil — 0.7%
Empresa Brasileira de Aeronautica SA, ADR	172,900	7,159,789

Canada — 2.9%
Canadian Natural Resources Ltd.	243,800	12,993,328
Rogers Communications, Inc. (Class B Stock)	389,200	11,581,049
Shaw Communications, Inc. (Class B Stock)	184,100	5,826,979

		30,401,356

China — 3.5%
China Merchants Bank Co., Ltd.*	4,952,000	10,491,876
China Mobile Ltd.	1,240,500	10,693,048
China Overseas Land & Investment Ltd.	5,035,237	6,717,518
China Petroleum & Chemical Corp.	8,700,000	8,059,702

		35,962,144

Denmark — 1.6%
Danske Bank SA	70,300	3,123,725
Novo Nordisk SA (Class B Stock)	158,100	13,168,470

		16,292,195

Finland — 0.5%
Rautaruukki Oyj	54,100	2,153,145
Stora Enso Oyj (Class R Stock)	225,400	3,570,457

		5,723,602

France — 9.6%
Air Liquide SA	50,537	12,001,328
Arkema*	610	31,348
BNP Paribas SA	59,700	6,513,372
Carrefour SA	166,072	10,071,081
Ciments Francais SA	5,600	1,075,573
CNP Assurances	7,300	815,233
Compagnie Generale des Establissements Michelin (Class B Stock)	50,100	4,794,733
Credit Agricole SA	101,600	4,272,954
France Telecom SA	570,848	15,786,767
JC Decaux SA	318,333	9,110,236
Lafarge SA	8,200	1,219,906
LVMH Moet Hennessy Louis Vuitton SA	124,367	13,125,393
Natexis Banques Populaires	40,000	1,123,622
PSA Peugeot Citroen SA	41,300	2,736,796
Rallye SA	27,900	1,511,104
Renault SA	16,600	1,994,060
Schneider Electric SA	15,600	1,731,846
Societe Generale (Class A Stock)	13,900	2,359,633
Thales SA	14,900	743,082
Total SA	38,800	2,799,050
Valeo SA	28,500	1,186,199
Vivendi Universal SA	108,500	4,240,889

		99,244,205

Germany — 7.1%
Adidas-Salomon AG	265,086	13,202,686
Altana AG	18,700	1,160,187
BASF AG	63,400	6,180,569
Bayer AG	43,300	2,324,042
DaimlerChrysler AG	38,100	2,353,746
Deutsche Bank AG	35,900	4,802,463
Deutsche Boerse AG	64,512	11,872,831
Deutsche Telekom AG	50,200	917,125
E.ON AG	88,400	11,999,435
MAN AG	27,600	2,494,220
SAP AG	140,808	7,483,242
ThyssenKrup AG	100,000	4,711,240
TUI AG	35,800	715,480
Volkswagen AG	29,200	3,310,657

		73,527,923

Greece — 1.2%
Alpha Bank A.E	78,200	2,363,910
OPAP SA	260,011	10,049,663

		12,413,573

Hong Kong — 3.0%
Cathay Pacific Air	748,000	1,839,844
Chaoda Modern Agriculture Holdings Ltd.	834,000	536,034
China Merchants Holdings International Co. Ltd.	2,586,000	10,578,516
Citic International Financial Holdings Ltd.	1,371,000	1,228,134
Citic Pacific Ltd.	401,000	1,379,088
Hong Kong Exchanges and Clearing Ltd.	1,351,500	14,795,035
Orient Overseas International Ltd.	119,307	757,525

		31,114,176

SEE NOTES TO FINANCIAL STATEMENTS.

B6

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS
(Continued)
		Value
	Shares	(Note 2)

Ireland — 1.6%
Allied Irish Banks PLC	452,397	$13,508,310
Irish Life & Permanent PLC	97,900	2,700,957

		16,209,267

Israel — 2.7%
Amdocs Ltd.*	296,500	11,489,375
Scottish Power	220,200	3,224,984
Teva Pharmaceutical Industries Ltd., ADR	432,000	13,426,560

		28,140,919

Italy — 3.2%
Banche Popolari Unite Scrl	55,100	1,514,332
Banco Popolare di Verona e Novara Scrl	53,600	1,538,908
Benetton Group SpA	92,800	1,771,352
Eni SpA	742,061	24,959,032
Fondiaria - Sai SpA	47,400	2,267,541
Parmalat Finanziaria SpA, 144A*(g)	448,250	65,088
San Paolo - IMI SpA	68,800	1,598,416

		33,714,669

Japan — 16.9%
Alpine Electronics, Inc.	57,400	857,218
Alps Electric Co. Ltd.	108,200	1,172,748
Asahi Breweries Ltd.	194,200	3,103,320
Asahi Kasei Corp.	290,000	1,901,306
Bank of Yokohama Ltd.	1,350,000	10,543,501
Capcom Co. Ltd.	65,900	1,183,274
Cosmo Oil Co. Ltd.	274,000	1,112,591
Daiwa Securities Group, Inc.	125,000	1,399,025
Denki Kagaku Kogyo Kabushiki Kiasha	501,000	2,078,992
Fanuc Ltd.	61,300	6,016,090
Fuji Heavy Industries Ltd.	455,000	2,335,695
Hitachi Ltd.	116,000	722,552
Hokkaido Electric Power Co., Inc.	64,600	1,649,839
Hokuetsu Paper Mills Ltd.	82,000	460,938
Honda Motor Co. Ltd.	140,600	5,549,366
Hosiden Corp.	55,200	592,358
JFE Holdings, Inc.	42,500	2,189,194
Kaken Pharmaceutical Co. Ltd.	77,000	600,523
Kansai Electric Power Co., Inc. (The)	151,000	4,064,925
Komatsu Ltd.	696,400	14,095,046
Kurabo Industries Ltd.	129,000	333,543
Kureha Corp.	20,000	91,844
Kyowa Hakko Kogyo Co. Ltd.	142,000	1,213,614
Kyushu Electric Power Co., Inc.	73,200	1,930,362
Marubeni Corp.	101,000	511,713
Mitsubishi Chemical Holdings Corp.	400,000	2,518,730
Mitsui & Co. Ltd.	25,000	374,597
NifCo.	100,000	2,296,512
Nippon Oil Corp.	442,000	2,955,848
Nippon Paper Group, Inc.	800	3,012,626
Nippon Steel Corp.	72,000	413,066
Nippon Telegraph and Telephone Corp.	900	4,438,339
Nipro Corp.	54,800	1,002,538
Nissan Motor Co. Ltd.	421,000	5,080,082
Nomura Holdings, Inc.	140,800	2,656,157
NSK Ltd.	117,000	1,152,588
NTT Docomo, Inc.	3,000	4,746,991
Oji Paper Co. Ltd.	179,000	948,318
Okasan Holdings, Inc.	33,000	211,056
Ono Pharmaceutical Co. Ltd.	22,800	1,202,844
Osaka Gas Co. Ltd.	592,700	2,202,982
Promise Co. Ltd.	15,100	467,563
QP Corp.	106,300	919,453
Rengo Co. Ltd.	142,000	906,597
Ricoh Co. Ltd.	128,000	2,606,758
Santen Pharmaceutical Co. Ltd.	16,900	475,399
Secom Co. Ltd.	161,600	8,366,756
Sharp Corp.	606,000	10,419,609
Shiseido Co. Ltd.	464,000	10,044,780
SMK Corp.	138,000	995,370
Sumitomo Corp.	83,000	1,242,488
Takefuji Corp.	24,500	969,125
Tanabe Seiyaku Co. Ltd.	178,000	2,327,687
Tohoku Electric Power Co., Inc.	38,100	952,322
Tokai Tokyo Securities Co.	285,000	1,340,846
Tokyo Electric Power Co.	92,600	2,991,566
Toppan Printing Co. Ltd.	145,000	1,597,469
Toyota Motor Corp.	297,900	19,937,554
Uniden Corp.	106,000	726,032
Yamada Denki Co. Ltd.	80,030	6,793,054
Yokohama Rubber Co. Ltd.	160,200	965,526

		175,968,805

Mexico — 1.9%
America Movil ADR Series L	253,400	11,458,748
Wal-Mart de Mexico SA de CV	1,854,700	8,160,131

		19,618,879

Netherlands — 2.2%
ABN AMRO Holding NV	25,300	813,220
Aegon NV	86,600	1,650,721
ING Groep NV	125,900	5,582,445
Koninklijke (Royal) KPN NV	310,500	4,414,342
Koninklijke Luchtvaart Maatschappij NV, 144A*(g)	24,790	355,709
Oce NV	90,700	1,483,431
Royal Dutch Shell (Class A Stock)	40,600	1,432,027
Schlumberger Ltd.	112,900	7,130,764

		22,862,659

Norway — 0.4%
Norsk Hydro ASA	91,500	2,839,564
Yara International ASA	74,900	1,702,764

		4,542,328

SEE NOTES TO FINANCIAL STATEMENTS.

B7

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS
(Continued)
		Value
	Shares	(Note 2)

Portugal — 0.3%
Banco Comerical Portugues SA	229,600	$848,630
Energias de Portugal SA	365,100	1,850,682

		2,699,312

Russia — 0.7%
Lukoil, ADR	85,132	7,487,359

Singapore — 0.4%
MobileOne Ltd.	510,100	713,166
Neptune Orient Lines Ltd.	187,000	253,804
Singapore Airlines Ltd.	261,000	2,972,055

		3,939,025

South Korea — 1.1%
iShares MSCI South Korea	238,600	11,786,840

Spain — 2.1%
Banco Bilbao Vizcaya Argentaria SA	250,400	6,029,036
Banco Santander Central Hispano SA	378,700	7,068,600
Endesa SA	38,200	1,806,753
Repsol YPF SA	128,400	4,440,736
Telefonica SA	113,200	2,408,797

		21,753,922

Sweden — 1.0%
Electrolux AB, Series B*	157,100	3,143,859
Husqvarna AB*	46,900	733,032
Nordea Bank AB	322,700	4,972,991
SSAB Svenskt Stal AB	88,800	2,004,046

		10,853,928

Switzerland — 9.6%
Baloise Holding Ltd.	30,200	3,018,761
Ciba Specialty Chemicals AG	12,200	811,498
Credit Suisse Group	99,600	6,968,322
Georg Fischer AG*	3,000	1,943,783
Givaudan SA	8,569	7,932,566
Novartis AG	264,633	15,256,847
Rieter Holdings AG	1,100	575,503
Roche Holding AG	105,937	18,996,499
Swiss Re	215,767	18,345,065
Swisscom AG	10,900	4,126,077
Syngenta AG*	16,000	2,976,775
UBS AG	256,213	15,570,433
Verwaltungs und Privat Bank AG	4,600	1,226,918
Zurich Financial Services AG	7,700	2,072,712

		99,821,759

United Kingdom — 20.5%
Alliance & Leicester PLC	100,800	2,246,009
Anglo American PLC	36,500	1,780,226
AstraZeneca PLC	93,600	5,028,849
Aviva PLC	91,300	1,469,438
Barclays PLC	1,446,057	20,668,878
Boots Group PLC	10,953	179,608
BP PLC	595,800	6,620,259
Bradford & Bingley PLC	287,800	2,649,892
Brit Insurance Holdings PLC	283,000	1,749,599
BT Group PLC	1,124,800	6,640,048
Cadbury Schweppes PLC	666,403	7,130,759
Carnival PLC	215,095	10,899,416
Centrica PLC	186,400	1,293,811
Dairy Crest Group PLC	218,184	2,900,690
Davis Service Group PLC	2,600	25,657
DS Smith PLC	345,600	1,326,290
DSG International PLC	494,200	1,853,020
GKN PLC	399,800	2,176,187
GlaxoSmithKline PLC	31,000	815,773
Hanson PLC	106,500	1,606,685
HBOS PLC	266,400	5,904,584
Imperial Chemical Industries PLC	66,600	589,415
Interserve PLC	163,700	1,285,292
Kingfisher PLC	2,746,406	12,825,129
Legal & General Group PLC	677,300	2,088,672
Lloyds TSB Group PLC	1,092,793	12,228,207
Next PLC	489,981	17,268,729
Northern Foods PLC	104,500	234,789
Northumbrian Water Group PLC	91,500	548,215
Old Mutual PLC	278,900	951,546
Reckitt Benckiser PLC	261,102	11,932,177
RHM PLC	397,300	2,942,430
Rio Tinto PLC	184,052	9,794,869
Royal & Sun Alliance Insurance Group PLC	806,900	2,409,340
Royal Bank of Scotland Group PLC	109,000	4,253,461
Royal Dutch Shell PLC (Class B Stock)	276,400	9,687,232
Sabmiller PLC	548,378	12,616,141
Tate & Lyle PLC	95,300	1,433,988
Taylor Woodrow PLC	187,700	1,566,525
Tomkins PLC	360,200	1,733,189
TT Electronics PLC	87,300	444,423
Vodafone Group PLC	2,835,300	7,855,324
Vodafone Group PLC, ADR	466,100	12,948,258

		212,603,029

Total Long-Term Investments (cost $917,214,306)		1,013,421,678

SHORT-TERM INVESTMENTS — 4.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $46,634,654)(w) (Note 4)	46,634,654	46,634,654

Total Investments(o)— 102.1% (cost $963,848,960; Note 6)		1,060,056,332
Liabilities in Excess of Other Assets(u)— (2.1)%		(21,445,142)

NET ASSETS — 100.0%		$1,038,611,190

SEE NOTES TO FINANCIAL STATEMENTS.

B8

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:
144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
*	Non-income producing security.
(g)	Indicates a security that has been deemed illiquid.
(o)	As of December 31, 2006, 86 securities representing $261,681,799 and 24.9% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(u)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency contracts as follows:

Forward foreign currency exchange contracts oustanding at December 31, 2006:
Purchase Contracts

				In		Unrealized
Settlement			Contracts to	Exchange	Contracts	Appreciation
Month	Type		Receive	For	at Value	(Depreciation)

Jan 07	Buy	CHF	2,793,746	$2,291,103	$2,288,643	$(2,460)
Jan 07	Buy	GBP	1,083,529	2,121,346	2,120,616	(730)
Jan 07	Buy	JPY	372,533,465	3,130,686	3,119,915	(10,771)

				$7,543,135	$7,529,174	$(13,961)

Sale Contracts
				In		Unrealized
Settlement			Contracts to	Exchange	Contracts	Appreciation
Month	Type		Deliver	For	at Value	(Depreciation)

Apr 07	Sell	EUR	26,000,000	$34,578,441	$34,466,723	$111,718
Jun 07	Sell	MXN	205,000,000	18,740,287	18,833,549	(93,262)

				$53,318,728	$53,300,272	$18,456

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B9

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Financial - Bank & Trust	12.2%
Telecommunications	10.7
Pharmaceuticals	6.3
Oil, Gas and Consumable Fuels	5.7
Affiliated Money Market Mutual Fund	4.5
Consumer Products & Services	4.4
Automobile Manufacturers	4.3
Electronic Components & Equipment	3.7
Insurance	3.5
Retail & Merchandising	3.0
Clothing & Apparel	3.0
Oil & Gas	2.7
Financial Services	2.5
Chemicals	2.4
Entertainment & Leisure	2.1
Food	2.0
Metals & Mining	1.9
Utilities	1.9
Diversified Financial Services	1.8
Commercial Banks	1.7
Machinery & Equipment	1.7
Diversified Operations	1.6
Beverages	1.5
Finance	1.4
Steel Producers/Products	1.2
Oil, Gas & Consumable Fuels	1.1
Exchange Traded Funds	1.1
Telecommunications - Cellular	1.0
Airlines	1.0
Manufacturing	0.9
Medical Products	0.9
Advertising	0.9
Integrated Petroleum	0.7
Computer Services & Software	0.7
Aerospace	0.7
Real Estate Operating Companies	0.7
Paper & Forest Products	0.6
Agriculture	0.6
Building & Construction	0.6
Office Equipment	0.5
Food Products	0.4
Automotive Parts	0.2
Metals	0.2
Forest Products	0.2
Apparel/Shoes	0.2
Commercial Services	0.2
Financial - Brokerage	0.1
Containers & Packaging	0.1
Trading Companies & Distributors	0.1
Mining	0.1
Building Materials	0.1
Auto Components	0.1
Entertainment	0.1
Rubber & Tire	0.1
Transportation	0.1
Aerospace/Defense	0.1

102.1
Liabilities in Excess of Other Assets	(2.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B10

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS
		Value
	Shares	(Note 2)

Australia — 0.5%
QBE Insurance Group Ltd.	53,693	$1,218,231

Austria — 0.6%
Erste Bank der Oesterreichischen Sparkassen AG	18,980	1,455,664

Bermuda — 0.8%
Accenture Ltd. (Class A Stock)	55,320	2,042,968

Canada — 0.5%
Canadian National Railway Co.(a)	28,302	1,217,835

France — 15.5%
AXA SA	104,140	4,216,189
Credit Agricole SA	70,130	2,949,431
Gaz de France	29,550	1,359,405
L’Air Liquide SA	25,410	6,034,267
L’Oreal SA	18,330	1,836,509
Legrand SA	43,770	1,282,680
LVMH Moet Hennessy Louis Vuitton SA	42,150	4,448,409
Pernod Ricard SA	10,650	2,446,175
Sanofi-Aventis SA	45,040	4,158,865
Schneider Electric SA	34,278	3,805,399
Total SA	58,450	4,216,609
Vivendi Universal SA	51,950	2,030,545

		38,784,483

Germany — 4.4%
Bayer AG	43,030	2,309,550
Bayerische Motoren Werke AG	43,050	2,472,584
E.ON AG	30,220	4,102,069
Henkel KGaA	14,740	2,169,118

		11,053,321

Hong Kong — 0.7%
Esprit Holdings Ltd.	92,500	1,030,308
Hutchison Telecommunications International Ltd.*	318,000	802,176

		1,832,484

Indonesia — 0.3%
PT Bank Central Asia Tbk	1,304,500	755,626

Italy — 1.8%
Assicurazioni Generali SpA	38,250	1,679,859
Banca Intesa SpA	197,890	1,528,158
UniCredito Italiano SpA	147,740	1,294,956

		4,502,973

Japan — 9.2%
Aeon Credit Service Co. Ltd.	51,100	967,792
Asahi Glass Co. Ltd.	90,000	1,078,557
Bridgestone Corp.	70,200	1,566,595
Canon, Inc.	55,600	3,130,289
Fanuc Ltd.	19,200	1,884,322
Kao Corp.	118,000	3,175,492
Nomura Holdings, Inc.	103,100	1,944,956
Omron Corp.	39,600	1,120,350
Ricoh Co. Ltd.	94,000	1,914,338
Shinsei Bank Ltd.	255,000	1,498,836
Tokyo Gas Co. Ltd.	222,000	1,178,706
Toyota Motor Corp.	52,200	3,493,589

		22,953,822

Netherlands — 0.5%
TNT NV	30,130	1,295,803

Singapore — 0.7%
Singapore Telecommunications Ltd.	870,040	1,855,481

South Korea — 1.7%
Samsung Electronics Co. Ltd.	6,522	4,278,488

Spain — 0.5%
Banco Bilbao Vizcaya
Argentaria SA	55,030	1,324,991

Sweden — 0.6%
Ericsson (L.M.)
Telefonaktiebolaget	357,830	1,445,234

Switzerland — 10.5%
Actelion Ltd.*	4,210	925,958
Givaudan SA	720	666,524
Julius Baer Holding Ltd.	22,952	2,527,828
Nestle SA	22,967	8,161,437
Roche Holding AG	33,990	6,095,047
Swiss Re	37,420	3,181,545
UBS AG	79,258	4,816,623

		26,374,962

Thailand — 0.4%
Bangkok Bank Public Co. Ltd.	287,210	963,402

United Kingdom — 12.9%
Diageo PLC	227,105	4,457,791
GlaxoSmithKline PLC	190,520	5,013,586
Ladbrokes PLC	240,565	1,970,049
Next PLC	47,940	1,689,582
Reckitt Benckiser PLC	146,780	6,707,742
Royal Dutch Shell PLC (Class A Stock)	86,080	3,036,179
Tesco PLC	510,637	4,044,264
William Hill PLC	176,270	2,181,243
WPP Group PLC	241,300	3,262,343

		32,362,779

United States — 36.4%
3M Co.	48,430	3,774,150
AFLAC, Inc.	42,100	1,936,600
Alberto-Culver Co. (Class B Stock)	51,990	1,115,186
American Express Co.	96,150	5,833,420
Amgen, Inc.*	40,250	2,749,477
Bank of New York Co., Inc. (The)	130,960	5,155,895
ChevronTexaco Corp.	28,240	2,076,487
Dell, Inc.*	45,340	1,137,581
DENTSPLY International, Inc.	48,150	1,437,278
DST Systems, Inc.*	17,720	1,109,804
Exxon Mobil Corp.	42,190	3,233,020

SEE NOTES TO FINANCIAL STATEMENTS.

B11

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

United States (cont’d.)
General Mills, Inc.	21,870	$1,259,712
Genworth Financial, Inc.	84,290	2,883,561
Goldman Sachs Group, Inc.	15,010	2,992,243
Harley-Davidson, Inc.(a)	48,700	3,431,889
Harrah’s Entertainment, Inc.	8,730	722,146
Intel Corp.	171,580	3,474,495
Johnson & Johnson	110,780	7,313,696
Lauder, (Estee) Cos., Inc. (Class A Stock)	41,390	1,689,540
Lilly, (Eli) & Co.	41,380	2,155,898
Medtronic, Inc.	61,090	3,268,926
NIKE, Inc. (Class B Stock)	41,450	4,104,793
Oracle Corp.*	164,270	2,815,588
PepsiCo, Inc.	44,230	2,766,586
Praxair, Inc.	41,340	2,452,702
Procter & Gamble Co.	33,088	2,126,566
Rockwell Automation, Inc.	33,890	2,070,001
Sally Beauty Holdings, Inc.*	51,410	400,998
State Street Corp.	37,610	2,536,418
Thermo Fisher Scientific, Inc.*	69,290	3,138,144
Viacom, Inc. (Class B Stock)*	58,130	2,385,074
Wal-Mart Stores, Inc.	58,570	2,704,763
Walt Disney Co. (The)	76,450	2,619,941
Waters Corp.*	48,110	2,355,947

		91,228,525

Total Long-Term Investments (cost $209,581,051)		246,947,072

			Moody’s	Principal
	Interest	Maturity	Ratings	Amount	Value
	Rate	Date	(Unaudited)	(000)#	(Note 2)

SHORT-TERM INVESTMENTS — 3.4%
COMMERCIAL PAPER — 1.5%
Falcon Asset Securities Co. LLC (cost $3,646,465; purchase date 12/29/06)(h)

	5.28	% 01/02/07	NR	3,647	$3,646,465

	Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 1.9%
Dryden Core Investment Fund – Taxable Money Market Series (cost $4,845,503; includes $4,750,089 of cash collateral for securities on loan)(b)(w)(Note 4)
	4,845,503	4,845,503

Total Short-Term Investments (cost $8,491,968)
		8,491,968

Total Investments(o) — 101.9% (cost $218,073,019; Note 6)		255,439,040
Liabilities in Excess of Other Assets(u) — (1.9)%		(4,834,121)

NET ASSETS — 100.0%		$250,604,919

The following abbreviations are used in portfolio descriptions:
EUR	Euro
GBP	British Pound
NR	Not Rated by Moody’s or Standard & Poor’s
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $4,603,185; cash collateral of $4,750,089 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)

Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities – see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $3,646,465. The aggregate market value of $3,646,465 is approximately 1% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(o)	As of December 31, 2006, 19 securities representing $33,857,533 and 13.51% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(u)	Liabilities in excess of other assets includes unrealized appreciation (depreciation) on foreign exchange contracts as follows:
Foreign currency exchange contracts oustanding at December 31, 2006:

				In		Unrealized
Settlement			Contracts to	Exchange	Contracts	Appreciation
Month	Type		Deliver	For	at Value	(Depreciation)

Jan 07	Sell	EUR	73,444	$96,778	$96,949	$(171)
Jan 07	Sell	GBP	46,874	91,845	91,779	66

				$188,623	$188,728	$(105)

SEE NOTES TO FINANCIAL STATEMENTS.

B12

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Financial – Bank & Trust	12.7%
Pharmaceuticals	7.9
Oil, Gas & Consumable Fuels	6.7
Consumer Products & Services	6.4
Insurance	6.1
Electronic Components & Equipment	5.7
Beverages	5.7
Food	5.3
Chemicals	4.0
Retail & Merchandising	3.8
Entertainment & Leisure	3.2
Telecommunications	2.4
Automobile Manufacturers	2.4
Office Equipment	2.0
Packaging	2.0
Affiliated Money Market Mutual Fund (including 1.9% of collateral received for securities on loan)	1.9
Financial Services	1.9
Medical Supplies & Equipment	1.7
Utilities	1.6
Computer Services & Software	1.5
Conglomerates	1.5
Commercial Paper	1.5
Semiconductors	1.4
Advertising	1.3
Machinery & Equipment	1.3
Oil, Gas and Consumable Fuels	1.2
Biotechnology	1.1
Broadcasting	1.0
Business Services	0.8
Gaming	0.8
Diversified Financial Services	0.8
Automotive Parts	0.6
Precious Metals	0.6
Oil & Gas	0.5
Transportation	0.5
Railroads	0.5
Computer Hardware	0.5
Building Materials	0.4
Distribution/Wholesale	0.4
Hotels & Motels	0.3

101.9
Liabilities in Excess of Other Assets	(1.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B13

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS
		Value
	Shares	(Note 2)

Aerospace — 0.6%
Argon ST, Inc.*(a)	45,000	$969,300

Apparel & Textile — 1.2%
Volcom, Inc.*(a)	73,525	2,174,134

Automotive Parts — 1.6%
CLARCOR, Inc.	38,700	1,308,447
H&E Equipment Services, Inc.*	21,200	525,124
Regal-Beloit Corp.	18,200	955,682

		2,789,253

Biotechnology
US BioEnergy Corp.*	255	4,335

Broadcast & Cable/Satellite TV — 0.6%
Entravision Communications Corp. (Class A Stock)*	122,625	1,007,978

Broadcasting — 0.5%
Journal Communications, Inc. (Class A Stock)	75,700	954,577

Building Materials — 1.5%
Drew Industries, Inc.*(a)	30,200	785,502
NCI Building Systems, Inc.*	7,300	377,775
Texas Industries, Inc.(a)	23,545	1,512,295

		2,675,572

Business Services — 3.1%
Advisory Board Co. (The)*	7,700	412,258
Icon PLC*	22,570	850,889
Internet Capital Group, Inc.*	71,519	733,785
Korn/Ferry International*(a)	49,700	1,141,112
Navigant Consulting, Inc.*(a)	56,800	1,122,368
Watson Wyatt & Co. Holdings	26,200	1,182,930

		5,443,342

Chemicals — 3.3%
Cabot Microelectronics Corp.*(a)	32,000	1,086,080
Rockwood Holdings, Inc.*	47,000	1,187,220
Terra Industries, Inc.*	172,385	2,065,172
UAP Holding Corp.	58,100	1,462,958

		5,801,430

Clothing & Apparel — 0.8%
Carter’s, Inc.*	52,280	1,333,140

Commercial Services — 1.0%
Rollins, Inc.	75,900	1,678,149

Computer Hardware — 0.8%
Trident Microsystems, Inc.*(a)	73,310	1,332,776

Computer Services & Software — 6.7%
Ansys, Inc.*(a)	46,918	2,040,464
Avid Technology, Inc.*(a)	37,120	1,383,091
Computer Programs and Systems, Inc.	27,200	924,528
Factset Research Systems, Inc.	49,377	2,788,813
LoJack Corp.*	37,400	638,792
Netsmart Technologies, Inc.*	70,385	1,143,052
Quality Systems, Inc.(a)	42,100	1,569,067
ScanSource, Inc.*(a)	42,094	1,279,658
Talx Corp.	2,400	65,880

		11,833,345

Computer Networking — 0.4%
Ixia*	81,015	777,744

Conglomerates — 0.3%
Griffon Corp.*	19,100	487,050

Consumer Products & Services — 1.0%
Central Garden & Pet Co.*(a)	26,600	1,287,972
Spartech Corp.	15,100	395,922

		1,683,894

Distribution/Wholesale — 0.5%
Pool Corp.(a)	24,260	950,264

Diversified Operations — 2.6%
Actuant Corp. (Class A Stock)(a)	56,225	2,679,121
Corrections Corp. of America*	42,637	1,928,472

		4,607,593

Education — 0.6%
Courier Corp.	27,750	1,081,418

Electronic Components & Equipment — 6.4%
Advanced Energy Industries, Inc.*(a)	72,735	1,372,509
Coherent, Inc.*(a)	71,310	2,251,257
Cutera, Inc.*	27,570	744,390
General Cable Corp.*(a)	33,589	1,468,175
Methode Electronics, Inc. (Class A Stock)	52,000	563,160
OYO Geospace Corp.*	38,607	2,242,681
Universal Electronics, Inc.*	121,898	2,562,296

		11,204,468

Electronics — 1.4%
Dolby Laboratories, Inc. (Class A Stock)*	78,335	2,429,952

Entertainment & Leisure — 3.4%
International Speedway Corp. (Class A Stock)	24,600	1,255,584
RC2 Corp.*	18,100	796,400
Shuffle Master, Inc.*(a)	36,290	950,798
The9 Ltd., ADR (China)*(a)	50,211	1,617,799
Vail Resorts, Inc.*(a)	29,770	1,334,291

		5,954,872

Environmental Services — 2.0%
Waste Connections, Inc.*	82,966	3,447,237

Financial – Bank & Trust — 4.2%
Boston Private Financial Holdings, Inc.	44,320	1,250,267
Cowen Group, Inc.*	55,875	1,181,756
ITLA Capital Corp.	11,200	648,592
Texas Capital Bancshares, Inc.*	41,300	821,044
Wilshire Bancorp, Inc.	48,200	914,354
Wintrust Financial Corp.(a)	40,043	1,922,865
WP Stewart & Co., Ltd.(a)	43,100	682,704

		7,421,582

SEE NOTES TO FINANCIAL STATEMENTS.

B14

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS
(Continued)
		Value
	Shares	(Note 2)

Financial – Consumer — 0.7%
Lazard Ltd.(a)	27,800	$1,316,052

Financial Services — 4.1%
Cash America International, Inc.	68,452	3,210,399
Financial Federal Corp.(a)	38,750	1,139,638
Global Cash Access, Inc.*(a)	121,105	1,965,534
Investment Technology Group, Inc.*	21,930	940,358

		7,255,929

Food — 1.3%
Middleby Corp.*	16,400	1,716,588
Tootsie Roll Industries, Inc.	18,261	597,135

		2,313,723

Healthcare Services — 6.4%
Centene Corp.*(a)	76,330	1,875,428
deCODE genetics, Inc.*(a)	99,243	449,571
Eclipsys Corp.*	122,495	2,518,497
Healthcare Services Group, Inc.	18,300	529,968
Healthspring, Inc.*	25,500	518,925
Horizon Health Corp.*(a)	69,239	1,355,007
Landauer, Inc.	21,600	1,133,352
Matria Healthcare, Inc.*(a)	39,170	1,125,354
MWI Veterinary Supply, Inc.*	17,400	562,020
Techne Corp.*	19,900	1,103,455

		11,171,577

Industrial Products — 2.6%
AMCOL International Corp.	33,600	932,064
Claymont Steel Holdings, Inc.*	43,375	797,666
Interline Brands, Inc.*	49,600	1,114,512
Photon Dynamics, Inc.*	50,430	589,527
Ritchie Brothers Auctioneers, Inc.	22,300	1,193,942

		4,627,711

Insurance — 3.3%
American Equity Investment Life Holding Co.	41,500	540,745
American Safety Insurance Holding Ltd.*	27,510	510,310
Amerisafe, Inc.*	54,800	847,208
First Financial Mercury Corp.*	34,390	808,853
Hilb Rogal & Hobbs Co.	23,100	972,972
Philadelphia Consolidated Holding Corp.*	48,870	2,177,647

		5,857,735

Internet Services — 1.6%
eCollege.com, Inc.*(a)	42,565	666,142
j2 Global Communication, Inc.*(a)	63,900	1,741,275
Online Resources Corp.*	40,700	415,547

		2,822,964

Machinery & Equipment — 4.7%
Bucyrus International, Inc. (Class A Stock)	96,467	4,993,132
IDEX Corp.	39,800	1,886,918
Young Innovations, Inc.	39,681	1,321,377

		8,201,427

Medical Supplies & Equipment — 5.5%
American Medical Systems Holdings, Inc.*(a)	106,057	1,964,176
Arena Pharmaceuticals, Inc.*(a)	31,205	402,857
Arrow International, Inc.	47,250	1,671,705
DJ Orthopedics, Inc.*	21,360	914,635
ICU Medical, Inc.*	15,200	618,336
LCA-Vision, Inc.(a)	15,200	522,272
Owens & Minor, Inc.	12,900	403,383
Respironics, Inc.*(a)	53,155	2,006,601
Thoratec Corp.*	67,150	1,180,497

		9,684,462

Medical Waste Management — 0.3%
Stericycle, Inc.*	7,800	588,900

Metals & Mining — 1.0%
MSC Industrial Direct Co., Inc.	24,100	943,515
RBC Bearings, Inc.*	28,100	805,346

		1,748,861

Office Equipment — 0.6%
ACCO Brands Corp.*	39,300	1,040,271

Oil & Gas — 6.5%
Berry Petroleum Co. (Class A Stock)	39,200	1,215,592
Cal Dive International, Inc*	35,600	446,780
Carbo Ceramics, Inc.(a)	25,750	962,277
Comstock Resources, Inc.*	14,800	459,688
Core Laboratories NV (Netherlands)*	13,360	1,082,160
Hydril Co.*	12,200	917,318
Oceaneering International, Inc.*	18,585	737,825
TETRA Technologies, Inc.*	160,366	4,102,162
Unit Corp.*(a)	29,789	1,443,277

		11,367,079

Pharmaceuticals — 2.5%
Alexion Pharmaceuticals, Inc.*	11,035	445,703
Ariad Pharmaceuticals, Inc.*(a)	122,870	631,552
Cubist Pharmaceuticals, Inc.*	29,825	540,131
KV Pharmaceutical Co. (Class A Stock)*(a)	66,200	1,574,236
STERIS Corp.	47,300	1,190,541

		4,382,163

Printing & Publishing — 1.0%
Meredith Corp.	29,600	1,667,960

Restaurants — 1.7%
Red Robin Gourmet Burgers, Inc.*	16,435	589,195
Ruby Tuesday, Inc.	39,000	1,070,160
Steak N Shake Co. (The)*	73,700	1,297,120

		2,956,475

Retail & Merchandising — 3.2%
Build-A-Bear Workshop, Inc.*(a)	52,999	1,485,032
Genesco, Inc.*(a)	61,109	2,279,366
Guitar Center, Inc.*(a)	12,800	581,888
Hibbett Sporting Goods, Inc.*	15,200	464,056
Houston Wire & Cable Co.*(a)	36,100	754,490

		5,564,832

SEE NOTES TO FINANCIAL STATEMENTS.

B15

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS
(Continued)
		Value
	Shares	(Note 2)

Semiconductors — 2.0%
Eagle Test Systems, Inc.*	37,741	$550,264
Integrated Device Technology, Inc.*	124,530	1,927,724
Supertex, Inc.*	24,115	946,514

		3,424,502

Services – Industrial Services — 0.8%
School Specialty, Inc.*(a)	36,340	1,362,387

Telecommunications — 0.6%
EMS Technologies, Inc.*	51,978	1,041,119

Transportation — 3.0%
Bristow Group, Inc.*	12,200	440,298
Forward Air Corp.	33,800	977,834
Heartland Express, Inc.	71,933	1,080,434
HUB Group, Inc. (Class A Stock)*	48,800	1,344,440
Landstar System, Inc.	36,000	1,374,480

		5,217,486

Total Long-Term Investments (cost $145,187,710)		171,657,020

SHORT-TERM INVESTMENT — 28.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $49,745,707; includes $45,497,900 of cash collateral for securities on loan)(b)(w)(Note 4)	49,745,707	49,745,707

		221,402,727
Total Investments — 126.2% (cost $194,933,417; Note 6)
Liabilities in Excess of Other Assets — (26.2)%		(46,020,905)

NET ASSETS — 100.0%		$175,381,822

The following abbreviations are used in portfolio descriptions:
ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $43,267,264; cash collateral of $45,497,900 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 26.0% of collateral received for securities on loan)	28.3%
Computer Services & Software	6.7
Oil & Gas	6.5
Electronic Components & Equipment	6.4
Healthcare Services	6.4
Medical Supplies & Equipment	5.5
Machinery & Equipment	4.7
Financial – Bank & Trust	4.2
Financial Services	4.1
Entertainment & Leisure	3.4
Insurance	3.3
Chemicals	3.3
Retail & Merchandising	3.2
Business Services	3.1
Transportation	3.0
Industrial Products	2.6
Diversified Operations	2.6
Pharmaceuticals	2.5
Environmental Services	2.0
Semiconductors	2.0
Restaurants	1.7
Internet Services	1.6
Automotive Parts	1.6
Building Materials	1.5
Electronics	1.4
Food	1.3
Apparel & Textile	1.2
Metals & Mining	1.0
Consumer Products & Services	1.0
Commercial Services	1.0
Printing & Publishing	1.0
Services – Industrial Services	0.8
Clothing & Apparel	0.8
Computer Hardware	0.8
Financial – Brokerage	0.7
Education	0.6
Telecommunications	0.6
Office Equipment	0.6
Broadcast & Cable/Satellite TV	0.6
Aerospace	0.6
Broadcasting	0.5
Distribution/Wholesale	0.5
Computers – Networking	0.4
Medical Waste Management	0.3
Conglomerates	0.3

126.2
Liabilities in Excess of Other Assets	(26.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B16

AST DeAM SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS
		Value
	Shares	(Note 2)

Advertising — 0.6%
inVentiv Health, Inc.*(a)	7,000	$247,450
Valueclick, Inc.*	47,900	1,131,877

		1,379,327

Aerospace — 1.9%
Orbital Sciences Corp.*	113,800	2,098,472
United Industrial Corp.	40,200	2,040,150

		4,138,622

Airlines — 1.3%
Alaska Air Group, Inc.*	58,800	2,322,600
SkyWest, Inc.	19,000	484,690

		2,807,290

Automobile Manufacturers — 0.3%
Navistar International Corp.*	17,700	591,711

Automotive Parts — 0.1%
Keystone Automotive
Industries, Inc.*	5,900	200,541

Banking — 0.1%
Virginia Commerce Bancorp, Inc.*(a)	8,800	174,944

Biotechnology — 0.8%
Digene Corp.*	36,200	1,734,704

x
Building Materials — 1.1%
American Woodmark Corp.(a)	50,700	2,121,795
Williams Scotsman International, Inc.*	9,200	180,504

		2,302,299

Business Services — 4.5%
Administaff, Inc.	44,800	1,916,096
Computer Programs and Systems, Inc.	13,200	448,668
CSG Systems International, Inc.*(a)	21,700	580,041
Diamond Management and Technology Consultants, Inc.	18,100	225,164
Forrester Research, Inc.*	5,200	140,972
InfoUSA, Inc.	15,700	186,987
Itron, Inc.*	37,400	1,938,816
John H. Harland Co.(a)	29,000	1,455,800
Kforce, Inc.*	92,800	1,129,376
Korn/Ferry International*	13,700	314,552
Labor Ready, Inc.*	73,800	1,352,754

		9,689,226

Chemicals — 1.7%
Hercules, Inc.*	111,900	2,160,789
Pioneer Cos., Inc.*	50,900	1,458,794

		3,619,583

Clothing & Apparel — 1.2%
Deckers Outdoor Corp.*(a)	14,700	881,265
Guess, Inc.*(a)	26,200	1,661,866
Warnaco Group, Inc. (The)*	4,200	106,596

		2,649,727

Commercial Services — 1.3%
AMN Healthcare Services, Inc.*	5,000	137,700
McGrath RentCorp.	26,500	811,695
PAREXEL International Corp.*	9,800	283,906
Watson Wyatt & Co. Holdings	32,600	1,471,890

		2,705,191

Computer Hardware — 1.6%
Komag, Inc.*(a)	46,600	1,765,208
Trident Microsystems, Inc.*(a)	86,300	1,568,934

		3,334,142

Computer Services & Software — 5.2%
Advent Software, Inc.*(a)	16,800	592,872
Ansys, Inc.*	11,800	513,182
Blackbaud, Inc.	22,800	592,800
Hyperion Solutions Corp.*(a)	15,800	567,852
Kronos, Inc.*	61,500	2,259,510
Macrovision Corp.*(a)	81,400	2,300,364
Mantech International Corp. (Class A Stock)*	4,900	180,467
Quality Systems, Inc.(a)	27,000	1,006,290
SPSS, Inc.*	46,100	1,386,227
SRA International, Inc. (Class A Stock)*	12,800	342,272
Sykes Enterprises, Inc.*	24,900	439,236
Websense, Inc.*(a)	38,200	872,106

		11,053,178

Construction — 1.4%
Granite Construction, Inc.	42,100	2,118,472
Perini Corp.*	27,700	852,606

		2,971,078

Consumer Products & Services — 0.1%
Chattem, Inc.*	3,700	185,296

Containers & Packaging — 0.8%
Silgan Holdings, Inc.	39,700	1,743,624

Electronic Components & Equipment — 3.5%
Advanced Energy Industries, Inc.*(a)	41,200	777,444
Ansoft Corp.*	45,100	1,253,780
General Cable Corp.*(a)	52,500	2,294,775
GrafTech International Ltd.*	33,800	233,896
II-VI, Inc.*	65,500	1,830,070
Littelfuse, Inc.*	24,200	771,496
ViaSat, Inc.*	9,700	289,157

		7,450,618

Entertainment & Leisure — 1.5%
Marvel Entertainment, Inc.*(a)	59,600	1,603,836
Winnebago Industries, Inc.(a)	5,700	187,587
WMS Industries, Inc.*	41,500	1,446,690

		3,238,113

Environmental Services — 0.3%
American Ecology Corp.	16,700	309,117
Clean Harbors, Inc.*	5,500	266,255

		575,372

SEE NOTES TO FINANCIAL STATEMENTS.

B17

AST DeAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS
(Continued)
		Value
	Shares	(Note 2)

Financial – Bank & Trust — 2.3%
Center Financial Corp.	43,900	$1,052,283
Fremont General Corp.	83,400	1,351,914
Frontier Financial Corp.(a)	30,400	888,592
Hancock Holding Co.	7,600	401,584
International Securities Exchange Holdings, Inc.	8,300	388,357
PFF Bancorp, Inc.	9,300	320,943
Western Alliance BanCorp.*	5,600	194,712
Wilshire Bancorp, Inc.	18,400	349,048

		4,947,433

Financial – Consumer — 0.2%
TradeStation Group, Inc.*	32,300	444,125

Financial Services — 1.6%
Cohen & Steers, Inc.	16,100	646,737
GFI Group, Inc.*(a)	13,700	852,962
optionsXpress Holdings, Inc.	67,300	1,527,037
Pinnacle Financial Partners, Inc.*	5,000	165,900
Signature Bank*	3,100	96,038
World Acceptance Corp.*	1,700	79,815

		3,368,489

Food — 0.2%
Wild Oats Markets, Inc.*(a)	36,800	529,184

Healthcare Services — 3.3%
American Healthways, Inc.*(a)	48,800	2,328,248
Centene Corp.*(a)	77,200	1,896,804
Gentiva Health Services, Inc.*	8,600	163,916
LHC Group, Inc.*(a)	11,200	319,312
Magellan Health Services, Inc.*(a)	34,400	1,486,768
Odyssey HealthCare, Inc.*(a)	53,400	708,084
On Assignment, Inc.*	15,400	180,950

		7,084,082

Industrial Products — 0.4%
Applied Industrial Technologies, Inc.	4,400	115,764
Myers Industries, Inc.	41,300	646,758

		762,522

Internet Services — 3.3%
aQuantive, Inc.*(a)	26,000	641,160
CNET Networks, Inc.*(a)	84,000	763,560
DealerTrack Holdings, Inc.*	33,300	979,686
GSI Commerce, Inc.*	21,400	401,250
InfoSpace, Inc.*	15,700	322,007
j2 Global Communications, Inc.*(a)	32,500	885,625
Jupitermedia Corp.*(a)	36,600	289,872
Move, Inc.*(a)	51,800	285,418
RealNetworks, Inc.*	66,900	731,886
Sohu.com, Inc.*	19,000	456,000
Trizetto Group, Inc. (The)*	17,700	325,149
WebEx Communications, Inc.*	26,200	914,118

		6,995,731

Machinery & Equipment — 2.2%
Intevac, Inc.*(a)	53,700	1,393,515
Middleby Corp.*	6,400	669,888
RBC Bearings, Inc.*	9,600	275,136
Wabtec Corp.	81,100	2,463,818

		4,802,357

Media — 1.2%
Lodgenet Entertainment Corp.*	41,900	1,048,757
Mediacom Communications Corp. (Class A Stock)*	202,400	1,627,296

		2,676,053

Medical Supplies & Equipment — 5.1%
American Medical Systems Holdings, Inc.*(a)	131,900	2,442,788
Bruker Biosciences Corp.*	15,600	117,156
Foxhollow Technologies, Inc.*	7,100	153,218
ICOS Corp.*	24,200	817,718
Integra LifeSciences Holdings*(a)	27,400	1,166,966
LCA-Vision, Inc.(a)	53,800	1,848,568
Luminex Corp.*	87,800	1,115,060
Medicis Pharmaceutical (Class A Stock)	19,100	670,983
Mentor Corp.	4,400	215,028
Quidel Corp.*	6,300	85,806
Vital Images, Inc.*	48,500	1,687,800
Zoll Medical Corp.*	10,200	594,048

		10,915,139

Metals & Mining — 4.2%
Alpha Natural Resources, Inc.*	155,100	2,207,073
Century Aluminum Co.*(a)	40,800	1,821,720
Chaparral Steel Co.(a)	45,200	2,001,004
Cleveland-Cliffs, Inc.(a)	39,400	1,908,536
Hecla Mining Co.*	13,400	102,644
Quanex Corp.	15,000	518,850
Stillwater Mining Co.*	27,000	337,230
Valmont Industries, Inc.	4,000	221,960

		9,119,017

Miscellaneous Manufacturing — 1.4%
Acuity Brands, Inc.	15,900	827,436
Freightcar America, Inc.(a)	40,100	2,223,545

		3,050,981

Office Equipment — 0.7%
Herman Miller, Inc.	41,700	1,516,212

Oil & Gas — 6.5%
Basic Energy Services, Inc.*	5,400	133,110
Berry Petroleum Co. (Class A Stock)	67,700	2,099,377
Bill Barrett Corp.*	13,100	356,451
Comstock Resources, Inc.*	66,300	2,059,278
Grey Wolf, Inc.*(a)	344,900	2,366,014

SEE NOTES TO FINANCIAL STATEMENTS.

B18

AST DeAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas (cont’d.)
Headwaters, Inc.*	45,600	$1,092,576
Markwest Hydrocarbon, Inc.	5,500	267,025
Penn Virginia Corp.	20,500	1,435,820
Pioneer Drilling Co.*(a)	137,500	1,826,000
Veritas DGC, Inc.*	26,000	2,226,380

		13,862,031

Paper & Forest Products — 0.1%
Neenah Paper, Inc.	6,600	233,112

Personal Services — 0.8%
Jackson Hewitt Tax Service, Inc.	49,000	1,664,530

Pharmaceuticals — 8.5%
Alkermes, Inc.*(a)	140,300	1,875,811
Cubist Pharmaceuticals, Inc.*(a)	3,100	56,141
Kendle International, Inc.*	25,100	789,395
KV Pharmaceutical Co. (Class A Stock)*(a)	58,100	1,381,618
Medicines Co.* (The)	66,500	2,109,380
Noven Pharmaceuticals, Inc.*	70,500	1,794,225
Pain Therapeutics, Inc.*(a)	144,600	1,286,940
Progenics Pharmaceuticals, Inc.*(a)	63,200	1,626,768
Sciele Pharmaceutical, Inc.*(a)	64,600	1,550,400
Valeant Pharmaceuticals International	119,000	2,051,560
Viropharma, Inc.*	72,200	1,057,008
West Pharmaceutical Services, Inc.	52,100	2,669,083

		18,248,329

Printing & Publishing — 1.0%
Consolidated Graphics, Inc.*	35,700	2,108,799

Real Estate Investment Trust — 2.9%
Acadia Realty Trust	10,600	265,212
Alexander’s, Inc.*	1,600	671,440
Alexandria Real Estate Equities, Inc.	3,300	331,320
Corporate Office Properties Trust	11,700	590,499
Cousins Properties, Inc.	26,100	920,547
Digital Realty Trust, Inc.	3,100	106,113
EastGroup Properties, Inc.	4,700	251,732
Equity Lifestyle Properties, Inc.	6,900	375,567
Glimcher Realty Trust	13,700	365,927
Home Properties of New York, Inc.	13,100	776,437
Mid-America Apartment Communities, Inc.(a)	5,900	337,716
Tanger Factory Outlet Centers, Inc.	11,600	453,328
Washington Real Estate Investment Trust	21,300	852,000

		6,297,838

Restaurants — 1.8%
Buffalo Wild Wings, Inc.*(a)	20,800	1,106,560
CKE Restaurants, Inc.	30,800	566,720
Papa John’s International, Inc.*	23,600	684,636
Ruth’s Chris Steak House, Inc.*(a)	24,600	449,688
Triarc Cos., Inc. (Class B Stock)	51,000	1,020,000

		3,827,604

Retail & Merchandising — 9.0%
Aeropostale, Inc.*	73,100	2,256,597
Brown Shoe Co., Inc.	43,400	2,071,916
Cash America International, Inc.	17,700	830,130
CEC Entertainment, Inc.*	9,700	390,425
Christopher & Banks Corp.	49,300	919,938
Dress Barn, Inc.*(a)	97,600	2,277,008
DSW, Inc.*(a)	57,400	2,213,918
Gymboree Corp.*	57,600	2,198,016
Longs Drug Stores Corp.	54,000	2,288,520
New York & Co., Inc.*	79,300	1,037,244
Payless Shoesource, Inc.*	57,600	1,890,432
Phillips-Van Heusen Corp.	10,700	536,819
Select Comfort Corp.*	18,400	319,976

		19,230,939

Semiconductors — 3.2%
Asyst Technologies Corp.*(a)	197,200	1,441,532
Diodes, Inc.*(a)	26,100	926,028
IXYS Corp.*	32,900	292,810
Mattson Technology, Inc.*	111,300	1,037,316
Micrel, Inc.*	14,000	150,920
Omnivision Technologies, Inc.*(a)	105,400	1,438,710
Supertex, Inc.*	38,800	1,522,900

		6,810,216

Software — 0.9%
MicroStrategy, Inc. (Class A Stock)*(a)	17,400	1,983,774

Technology – Computer Software — 0.3%
Ultimate Software Group, Inc.*	32,700	760,602

Technology – Semiconductors — 1.0%
Tessera Technologies, Inc.*(a)	55,100	2,222,734

Telecommunications — 4.6%
Arris Group, Inc.*	36,500	456,615
C-COR, Inc.*	65,300	727,442
Dobson Communications Corp. (Class A Stock)*	184,300	1,605,253
General Communication, Inc. (Class A Stock )*	26,400	415,272
InterDigital Communications Corp.*	63,000	2,113,650
Polycom, Inc.*	72,800	2,250,248
RF Micro Devices, Inc.*(a)	261,500	1,775,585
Syniverse Holdings, Inc.*	34,000	509,660

		9,853,725

Transportation — 1.7%
ABX Air, Inc.*	131,700	912,681
Celadon Group*	65,700	1,100,475
HUB Group, Inc. (Class A Stock)*(a)	57,000	1,570,350

		3,583,506

Total Long-Term Investments
(cost $194,938,647)		209,443,650

SEE NOTES TO FINANCIAL STATEMENTS.

B19

AST DeAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)
SHORT-TERM INVESTMENTS — 32.4%
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bills(k)(n)
(cost $718,317) 4.74%	01/18/07	720	$718,330

		Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 32.1%
Dryden Core Investment Fund – Taxable Money Market Series (cost $68,676,378; includes $64,013,064 of cash collateral for securities on loan)(b)(w) (Note 4)		68,676,378	68,676,378

Total Short-Term Investments
(cost $69,394,695)			69,394,708

Total Investments — 130.1%
(cost $264,333,342; Note 6)			278,838,358
Liabilities in Excess of Other Assets(u)— (30.1)%			(64,478,299)

NET ASSETS — 100.0%			$214,360,059

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $60,951,438; cash collateral of $64,013,064 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(u)	Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2006:

Number			Value at	Value at
of		Expiration	Trade	Dec. 31,	Unrealized
Contracts	Type	Date	Date	2006	Appreciation
Long Positions:
	Russell
12	2000	Mar 06	$4,757,200	$4,769,400	$12,200

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 29.9% of collateral received for securities on loan)	32.1%
Retail & Merchandising	9.0
Pharmaceuticals	8.5
Oil & Gas	6.5
Computer Services & Software	5.2
Medical Supplies & Equipment	5.1
Telecommunications	4.6
Business Services	4.5
Metals & Mining	4.2
Electronic Components & Equipment	3.5
Healthcare Services	3.3
Internet Services	3.3
Semiconductors	3.2
Real Estate Investment Trust	2.9
Financial – Bank & Trust	2.3
Machinery & Equipment	2.2
Aerospace	1.9
Restaurants	1.8
Chemicals	1.7
Transportation	1.7
Financial Services	1.6
Computer Hardware	1.6
Entertainment & Leisure	1.5
Construction	1.4
Miscellaneous Manufacturing	1.4
Airlines	1.3
Commercial Services	1.3
Media	1.2
Clothing & Apparel	1.2
Building Materials	1.1
Technology – Semiconductors	1.0
Printing & Publishing	1.0
Software	0.9
Containers & Packaging	0.8
Biotechnology	0.8
Personal Services	0.8
Office Equipment	0.7
Advertising	0.6
Industrial Products	0.4
Technology – Computer Software	0.3
U.S. Treasury Obligation	0.3
Automobile Manufacturers	0.3
Environmental Services	0.3
Food	0.2
Financial – Consumer	0.2
Paper & Forest Products	0.1
Automotive Parts	0.1
Consumer Products & Services	0.1
Banking	0.1

130.1
Liabilities in Excess of Other Assets	(30.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B20

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.4%
		Value
COMMON STOCKS — 98.4%	Shares	(Note 2)

Advertising — 2.0%
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	149,800	$4,180,918
Lamar Advertising Co.*	36,500	2,386,735
Monster Worldwide, Inc.*	44,460	2,073,615
Valueclick, Inc.*	185,940	4,393,762

		13,035,030

Aerospace — 3.1%
Cae, Inc.	35,900	329,562
DRS Technologies, Inc.	96,811	5,100,003
Innovative Solutions and Support, Inc.*(a)	488,200	8,314,046
K&F Industries Holdings, Inc.*	16,000	363,360
Spirit Aerosystems Holdings, Inc.*	119,700	4,006,359
Transdigm Group, Inc.*	59,200	1,569,392

		19,682,722

Apparel & Textile — 0.3%
Volcom, Inc.*(a)	64,400	1,904,308

Automobile Manufacturers — 0.7%
Copart, Inc.*(a)	81,800	2,454,000
Piaggio & Co., SpA., 144A (Italy)*	417,800	1,734,514

		4,188,514

Automotive Parts — 2.8%
Advance Auto Parts, Inc.	377,100	13,409,676
CLARCOR, Inc.(a)	28,200	953,442
Commercial Vehicle Group, Inc.*	179,500	3,913,100

		18,276,218

Biotechnology — 1.7%
American Oriental Bioengineering, Inc.*(a)	286,500	3,343,455
Digene Corp.*	16,800	805,056
Kosan Biosciences, Inc.*	425,500	2,361,525
Medicure, Inc., 144A (China)	533,185	676,612
Qaigen NV (Germany)*	86,300	1,323,749
Sonus Pharmaceuticals, Inc.*	273,100	1,668,641
Speedel Holding AG (Switzerland)	5,300	708,986

		10,888,024

Broadcasting — 0.1%
Acacia Research-Acacia Technologies*	64,600	864,348

Building & Construction — 0.6%
Consorcio ARA SA (Mexico)	595,100	4,048,861

Building Materials — 1.5%
Cemex SA de CV, ADR (Mexico)*(a)	142,358	4,815,971
Simpson Manufacturing Co., Inc.(a)	162,220	5,134,263

		9,950,234

Business Services — 3.8%
Arbitron, Inc.	38,300	1,663,752
CoStar Group, Inc.*(a)	65,557	3,511,233
Ctrip.com International Ltd., ADR (China)(a)	38,100	2,380,488
Great Wall Acquistion Corp.*(a)	245,400	1,631,910
Infocrossing, Inc.*(a)	223,700	3,646,310
Iron Mountain, Inc.*	16,300	673,842
Kenexa Corp.*(a)	149,000	4,955,740
NuCo2, Inc.*(a)	173,700	4,271,283
Onvia, Inc.*	271,900	1,604,210

		24,338,768

Cable Television — 4.3%
Central European Media Enterprises Ltd. (Class A Stock)*	343,188	24,023,160
Lodgenet Entertainment Corp.*	148,771	3,723,738

		27,746,898

Chemicals — 0.3%
Cabot Microelectronics Corp.*(a)	49,070	1,665,436

Clothing & Apparel — 0.6%
Carter’s, Inc.*(a)	104,800	2,672,400
Celebrate Express, Inc.*	96,300	1,117,080

		3,789,480

Commercial Banks — 0.2%
Industrial and Commercial Bank of China (Class H Stock) (Hong Kong)*	2,298,300	1,427,148

Commercial Services — 0.3%
Dyncorp International, Inc. (Class S Stock)*	51,000	809,370
PFSweb, Inc.*	98,723	108,595
TNS, Inc.*	42,500	818,125
Websidestory, Inc.*(a)	8,500	107,610

		1,843,700

Computer Hardware — 1.2%
Commvault Systems, Inc.*	111,000	2,221,110
Komag, Inc.*(a)	146,600	5,553,208

		7,774,318

Computer Services & Software — 7.1%
Business Objects SA, ADR (France)*(a)	109,880	4,334,766
Cognos, Inc. (Canada)*	51,078	2,168,772
Double-Take Software, Inc.*	69,300	892,584
Energy Conversion Devices*	41,300	1,403,374
Fundtech Ltd.*	185,500	2,021,950
Guidance Software, Inc.*(a)	138,900	2,162,673
Hyperion Solutions Corp.*(a)	188,950	6,790,863
IHS, Inc., (Class A Stock)*	48,400	1,910,832
Magma Design Automation, Inc.*	157,240	1,404,153
Motive, Inc.*(a)	102,300	370,326
NAVTEQ Corp.*(a)	40,900	1,430,273
Omniture, Inc.*(a)	444,000	6,251,520
Parametric Technology Corp.*	195,800	3,528,316
Quest Software, Inc.*	107,200	1,570,480
Saic, Inc.*(a)	134,700	2,396,313
SI International, Inc.*	57,500	1,864,150
SupportSoft, Inc.*	84,200	461,416
Systems Xcellence, Inc.*	90,000	1,815,300
Taleo Corp. (Class A Stock)*	86,100	1,176,987
TIBCO Software, Inc.*(a)	187,600	1,770,944

		45,725,992

SEE NOTES TO FINANCIAL STATEMENTS.

B21

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Construction — 1.2%
China Communications Construction Co. Ltd., 144A (China)*	165,900	$164,017
Meritage Homes Corp.*(a)	95,200	4,542,944
WCI Communities, Inc.*(a)	167,200	3,206,896

		7,913,857

Consulting Services — 0.5%
ICF International, Inc.*	219,000	3,179,880

Consumer Products & Services — 0.3%
Aaron Rents, Inc.	56,300	1,620,314

Cosmetics & Toiletries — 0.3%
Bare Essentials, Inc.*	63,700	1,979,159

Diversified Operations — 0.9%
Charles & Colvard Ltd.(a)	167,500	1,340,000
Nighthawk Radiology Holdings, Inc.*(a)	34,300	874,650
RHJ International (Belgium)*	151,200	3,233,371

		5,448,021

Drugs & Medicine — 0.9%
OSI Pharmaceuticals, Inc.*(a)	161,000	5,631,780

Education — 0.2%
Educate, Inc.*(a)	123,100	876,472
New Oriental Education & Technology Group, Inc.*	18,200	610,428

		1,486,900

Electric — 0.2%
ITC Holdings Corp.	33,500	1,336,650

Electronic Components & Equipment — 1.3%
AXT, Inc.*	34,700	163,784
Lecroy Corp.*(a)	101,000	1,162,510
PowerDsine Ltd. (Israel)*	184,800	2,042,964
Spire Corp.*	369,756	3,061,580
Vicor Corp.	156,156	1,734,893

		8,165,731

Entertainment & Leisure — 0.8%
Allegiant Travel Co.*	13,900	390,034
Digital Music Group, Inc.*(a)	150,300	730,458
Life Time Fitness, Inc.*(a)	61,200	2,968,812
Melco PBL Entertainment Macau Ltd. (Hong Kong)*(a)	34,700	737,722

		4,827,026

Equipment Services — 0.2%
Global Imaging Systems, Inc.*	71,600	1,571,620

Financial – Bank & Trust — 1.5%
Cowen Group, Inc.*	111,100	2,349,765
ICICI Bank Ltd., ADR (India)	53,900	2,249,786
IPC Holdings Ltd.	150,500	4,733,225
Penson Worldwide, Inc.*	11,200	306,992

		9,639,768

Financial – Consumer — 0.4%
KKR Private Equity Investment, 144A (Netherlands)	117,300	2,680,305

Financial Services — 2.5%
Advance America Cash Advance Centers, Inc.	199,100	2,916,815
Affiliated Managers Group, Inc.*(a)	30,287	3,184,072
Euronet Worldwide, Inc.*(a)	107,700	3,197,613
optionsXpress Holdings, Inc.	104,100	2,362,029
QC Holdings, Inc.*(a)	221,103	3,528,804
SFGC Co. Ltd. (Japan)	4,200	652,383

		15,841,716

Food — 1.1%
Chipotle Mexican Grill, Inc.*(a)	26,000	1,482,000
Darling International, Inc.*	259,900	1,432,049
Lance, Inc.	210,100	4,218,808

		7,132,857

Furniture
Poltrona Frau SpA (Italy)*	34,500	134,575

Healthcare – Medical Products — 0.2%
Thermogenesis Corp.*(a)	346,400	1,492,984

Healthcare – Medical Providers — 0.5%
Psychiatric Solutions, Inc.*	85,500	3,207,960

Healthcare Services — 0.9%
Adeza Biomedical Corp.*	12,900	192,339
Medarex, Inc.*(a)	287,200	4,247,688
Northfield Laboratories, Inc.*(a)	35,500	144,485
Threshold Pharmaceuticals, Inc.*(a)	93,700	346,690
Visicu, Inc.*(a)	38,500	431,200
WebMD Health Corp. (Class A Stock)*(a)	4,400	176,088

		5,538,490

Hotels & Motels — 0.4%
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)	53,593	2,536,021

Industrial Products — 0.3%
Basin Water, Inc.*(a)	60,100	406,877
Interline Brands, Inc.*	28,000	629,160
Roper Industries, Inc.	19,500	979,680

		2,015,717

Insurance — 1.8%
Alleghany Corp.*(a)	10,200	3,708,720
eHealth, Inc.*	17,300	347,903
Ming An Holdings Co. Ltd., 144A (Hong Kong)*	347,000	111,975
Philadelphia Consolidated Holding Corp.*	53,072	2,364,888
Willis Group Holdings Ltd. (United Kingdom)	133,100	5,285,401

		11,818,887

Internet Services — 3.3%
A.D.A.M., Inc.*	127,800	777,024
SEE NOTES TO FINANCIAL STATEMENTS.

B22

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Internet Services (cont’d.)
Access Integrated Technology, Inc. (Class A Stock)*(a)	113,400	$988,848
Blackboard, Inc.*(a)	50,500	1,517,020
eBay, Inc.*(a)	27,700	832,939
eCollege.com, Inc.*(a)	142,066	2,223,333
GMARKET, Inc.*(a)	26,300	630,148
Jupitermedia Corp.*(a)	785,300	6,219,576
Move, Inc.*	357,700	1,970,927
NIC, Inc.*	172,892	859,273
Online Resources Corp. (Germany)*	243,759	2,488,780
Online Resources Corp., 144A (Germany)	61,000	622,810
Sohu.com, Inc.*	30,100	722,400
Stamps.com, Inc.*	92,200	1,452,150

		21,305,228

Life Science Tools & Services — 0.2%
Enzo Biochem, Inc.*(a)	86,700	1,237,209

Manufacturing — 0.8%
Renesola Ltd. (United Kingdom)*	648,000	5,392,282

Medical Supplies & Equipment — 5.4%
Align Technology, Inc.*	14,100	196,977
ArthroCare Corp.*(a)	23,200	926,144
Ciphergen Biosystems, Inc.*(a)	540,616	481,148
Conceptus, Inc.*	800	17,032
Cytyc Corp.*	106,148	3,003,988
Endo Pharmaceuticals Holdings,
Inc.*	285,500	7,874,090
Endologix, Inc.*	206,900	724,150
Illumina, Inc.*	78,900	3,101,559
Incyte Genomics, Inc.*	478,700	2,795,608
Kyphon, Inc.*	86,774	3,505,670
Labopharm, Inc.*	309,900	1,819,113
Mannkind Corp.*(a)	69,500	1,146,055
Neurometrix, Inc.*(a)	3,400	50,694
NxStage Medical, Inc.*(a)	112,800	945,264
Orthofix International NV*	157,434	7,871,700
Thermage, Inc.*	53,800	376,062

		34,835,254

Oil & Gas — 0.3%
Complete Production Services, Inc.*	24,900	527,880
Horizon Offshore, Inc.*	5,800	94,540
Petroplus Holdings AG (Switzerland)*	21,900	1,329,996

		1,952,416

Paper & Forest Products — 0.4%
Nine Dragons Paper Holdings Ltd. (Hong Kong)	1,428,100	2,453,759

Pharmaceuticals — 12.9%
Acusphere, Inc.*(a)	419,500	1,023,580
Adaltis, Inc., (Canada) 144A *	224,200	459,493
Allergan, Inc.	12	1,437
Alnylam Pharmaceuticals, Inc.*(a)	121,400	2,597,960
Altus Pharmaceuticals, Inc.*(a)	80,700	1,521,195
Auxilium Pharmaceuticals, Inc.*(a)	244,900	3,597,581
Bioenvision, Inc.*(a)	401,700	1,863,888
Cubist Pharmaceuticals, Inc.*(a)	370,800	6,715,188
CV Therapeutics, Inc.*(a)	227,300	3,173,108
Dynavax Technologies Corp.*(a)	530,300	4,868,154
Encysive Pharmaceuticals, Inc.*(a)	105,500	444,155
Human Genome Sciences, Inc.*(a)	173,500	2,158,340
ICOS Corp.*	39,100	1,321,189
Jerini AG (Germany)*	68,000	332,123
Medicines Co.*(a)	291,500	9,246,380
Medicure, Inc.*	346,700	419,197
Momenta Pharmaceuticals, Inc.*(a)	80,600	1,267,838
Nektar Therapeutics*(a)	148,000	2,251,080
Neurochem, Inc. (Canada)*(a)	218,600	4,693,342
Neurocrine Biosciences, Inc.*(a)	271,400	2,827,988
Newron Pharmacueticals SpA (Switzerland), 144A	8,900	389,307
Penwest Pharmaceuticals Co.*(a)	233,700	3,884,094
Point Therapeutics, Inc.*(a)	942,800	971,084
Progenics Pharmaceuticals, Inc.*(a)	131,700	3,389,958
Regeneron Pharmaceuticals, Inc.*(a)	88,200	1,770,174
Sepracor, Inc.*(a)	90,800	5,591,464
Somaxon Pharmaceuticals, Inc.*(a)	145,100	2,058,969
Spectrum Pharmaceuticals, Inc.*(a)	298,900	1,652,917
Valera Pharmaceuticals, Inc.*	119,249	962,340
Vical, Inc.*	291,400	1,873,702
Warner Chilcott Ltd. (Class A Stock)*(a)	696,400	9,624,248
YM Biosciences, Inc. (Canada)*	121,900	346,001

		83,297,474

Printing & Publishing — 0.5%
Newstar Financial, Inc.*	8,300	153,135
Wiley, (John) & Sons, Inc.	84,000	3,231,480

		3,384,615

Real Estate Investment Trust — 0.2%
First Potomac Realty Trust	45,000	1,309,950

Restaurants — 1.6%
Applebee’s International, Inc.	43,700	1,078,079
Buffalo Wild Wings, Inc.*(a)	107,100	5,697,720
Rubio’s Restaurants, Inc.*	76,600	754,510
Texas Roadhouse, Inc. (Class A Stock)*(a)	214,800	2,848,248

		10,378,557

Retail & Merchandising — 3.9%
Citi Trends, Inc.*(a)	97,400	3,860,936
Dick’s Sporting Goods, Inc.*(a)	286,554	14,038,280
DSW, Inc.*(a)	43,400	1,673,938
Golfsmith International Holdings, Inc.*	58,100	564,151
LJ International, Inc.*(a)	103,400	450,824
PC Mall, Inc.*	125,500	1,322,770
Submarino SA, GDR, (Brazil), 144A*	46,700	3,061,858
Wet Seal, Inc. (The) (Class A Stock)*	48,500	323,495

		25,296,252

SEE NOTES TO FINANCIAL STATEMENTS.

B23

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Semiconductors — 8.0%
Anadigics, Inc.*(a)	358,500	$3,176,310
ARM Holdings PLC, ADR (United Kingdom)(a)	115,129	840,442
Bookham, Inc.*(a)	216,200	879,934
Cirrus Logic, Inc.*	66,400	456,832
CSR PLC (United Kingdom)*	965,700	12,290,349
Eagle Test Systems, Inc.*	92,900	1,354,482
Entegris, Inc.*(a)	144,300	1,561,326
First Solar, Inc.*(a)	138,700	4,133,260
Himax Technologies, Inc.*	186,300	888,651
IPG Photonics Corp.*	9,300	223,200
MEMC Electronic Materials, Inc.*	292,200	11,436,708
Microsemi Corp.*(a)	175,900	3,456,435
ON Semiconductor Corp.*(a)	340,200	2,575,314
Silicon Image, Inc.*(a)	154,500	1,965,240
Spansion, Inc. (Class A Stock)*	248,400	3,691,224
Ultratech Stepper, Inc.*(a)	188,000	2,346,240

		51,275,947

Telecommunications — 2.6%
CPI International, Inc.*	79,900	1,198,500
Eschelon Telecom, Inc.*(a)	35,800	709,198
Foundry Networks, Inc.*	38,464	576,191
Gilat Satellite Networks (Israel)	476,400	4,197,084
Ntelos Holdings Corp.*	77,206	1,380,443
Optium Corp.*	3,700	92,278
Stratex Networks, Inc.*	741,600	3,581,928
Time Warner Telecom, Inc. (Class A Stock)*(a)	243,100	4,844,983

		16,580,605

Telecommunications Equipment — 0.3%
Adva AG Optical Networking (Germany)*	171,600	1,948,069

Transportation — 10.9%
Con-Way, Inc.	113,000	4,976,520
Dynamex, Inc.*	108,700	2,539,232
EGL, Inc.*(a)	443,400	13,204,452
Expeditors International Washington, Inc.	113,692	4,604,526
Forward Air Corp.	313,650	9,073,894
Kuehne & Nagel International AG (Switzerland)	44,750	3,255,714
Landstar System, Inc.	272,800	10,415,504
Pacer International, Inc.	73,600	2,191,072
Quality Distribution, Inc.*	381,300	5,078,916
Ryder System, Inc.	194,900	9,951,594
TNT NV (Netherlands)	66,100	2,842,767
UTI Worldwide, Inc. (British Virgin Islands)(a)	59,900	1,791,010

		69,925,201

Utilities — 0.1%
Consolidated Water Co. Ltd.(a)	27,900	695,547

TOTAL COMMON STOCKS
(cost $534,813,473)		633,618,582

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CONVERTIBLE BOND
Pharmaceuticals
Neurochem, Inc.,
Sr. Unsec’d. Notes, 144A (cost $135,000)
6.00%	11/15/26	NR	135	138,309

			Units

WARRANT*
Medicure, Inc., expiring 12/02/11 (cost $0)			107	0

Total Long-Term Investments
(cost $534,948,473)				633,756,891

SHORT-TERM INVESTMENTS — 33.8%

			Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 31.7%
Dryden Core Investment Fund – Taxable Money Market Series (cost $204,175,656; includes $204,175,656 of cash collateral for securities on loan)(b)(w) (Note 4)
			204,175,656	204,175,656

			Principal
			Amount
			(000)#

REPURCHASE AGREEMENT — 2.1%
Greenwich Capital Market, Inc., 4.80%, dated 12/29/06, maturing 01/02/07, repurchase price $13,138,003 (collateralized by U.S. Treasury Note, 10.375%, par value $12,656,000; market value of the collateral including interest $13,389,073; due 11/15/12)(cost $13,131,000)			13,131	13,131,000

Total Short-Term Investments
(cost $217,306,656)				217,306,656

Total Investments(o) — 132.2%
(cost $752,255,129; Note 6)				851,063,547
Liabilities in Excess of Other Assets — (32.2)%				(207,195,900)

NET ASSETS — 100.0%				$643,867,647

SEE NOTES TO FINANCIAL STATEMENTS.

B24

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NR	Not Rated by Moody’s or Standard & Poor’s
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $192,386,708; cash collateral of $204,175,656 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of December 31, 2006, 6 securities representing $5,304,711 and 0.8% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 31.7% of collateral received for securities on loan)	31.7%
Pharmaceuticals	12.9
Transportation	10.9
Semiconductors	8.0
Computer Services & Software	7.1
Medical Supplies & Equipment	5.4
Cable Television	4.3
Retail & Merchandising	3.9
Business Services	3.8
Internet Services	3.3
Aerospace	3.1
Automotive Parts	2.8
Telecommunications	2.6
Financial Services	2.5
Repurchase Agreements	2.1
Advertising	2.0
Insurance	1.8
Biotechnology	1.7
Restaurants	1.6
Building Materials	1.5
Financial – Bank & Trust	1.5
Electronic Components & Equipment	1.3
Construction	1.2
Computer Hardware	1.2
Food	1.1
Drugs & Medicine	0.9
Healthcare Services	0.9
Diversified Operations	0.9
Manufacturing	0.8
Entertainment & Leisure	0.8
Automobile Manufacturers	0.7
Building & Construction	0.6
Clothing & Apparel	0.6
Printing & Publishing	0.5
Healthcare – Medical Providers	0.5
Consulting Services	0.5
Financial – Brokerage	0.4
Hotels & Motels	0.4
Paper & Forest Products	0.4
Industrial Products	0.3
Cosmetics & Toiletries	0.3
Oil & Gas	0.3
Telecommunications Equipment	0.3
Apparel & Textile	0.3
Commercial Services	0.3
Chemicals	0.3
Consumer Products & Services	0.3
Equipment Services	0.2
Healthcare – Medical Products	0.2
Education	0.2
Commercial Banks	0.2
Electric	0.2
Real Estate Investment Trust	0.2
Life Science Tools & Services	0.2
Broadcasting	0.1
Utilities	0.1

132.2
Liabilities in Excess of Other Assets	(32.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B25

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 95.6%
		Value
COMMON STOCKS	Shares	(Note 2)

Basic Materials – Chemical — 2.2%
Albemarle Corp.	22,697	$1,629,645
American Vanguard Corp.(a)	13,246	210,611
Minerals Technologies, Inc.	40,911	2,405,158
NuCo2, Inc.*	18,641	458,382
Penford Corp.	19,435	336,225

		5,040,021

Basic Materials – Forest — 1.2%
Caraustar Industries, Inc.*(a)	152,282	1,231,961
Universal Forest Products, Inc.	33,572	1,565,127

		2,797,088

Basic Materials – Mining — 1.2%
Commercial Metals Co.	59,017	1,522,639
Mueller Industries, Inc.	35,795	1,134,701

		2,657,340

Building Materials — 0.1%
Builders FirstSource, Inc.*	16,989	302,914

Business Services — 0.8%
BISYS Group, Inc. (The)*(a)	51,604	666,208
Hewitt Associates, Inc. (Class A Stock )*	18,776	483,482
Unifirst Corp.	19,635	754,180

		1,903,870

Chemicals — 1.3%
Fuller (H.B.) Co.(a)	30,196	779,661
KMG Chemicals, Inc.	28,515	285,150
UAP Holding Corp.	75,617	1,904,036

		2,968,847

Commercial Banks — 0.8%
Chittenden Corp.	22,685	696,202
Midwest Banc Holdings, Inc.	42,773	1,015,859

		1,712,061

Commercial Services — 0.5%
Providence Service Corp.*(a)	46,362	1,165,077

Computer Services & Software — 1.7%
Kanbay International, Inc.*(a)	17,233	495,793
Micros Systems, Inc.*(a)	8,400	442,680
Parametric Technology Corp.*(a)	93,953	1,693,033
Transaction Systems Architects, Inc. (Class A Stock)*	21,447	698,529
Witness Systems, Inc.*	25,403	445,315

		3,775,350

Construction — 1.5%
Ryland Group, Inc.	26,164	1,429,078
Goodman Global, Inc.*(a)	49,504	851,469
Hovnanian Enterprises, Inc. (Class A Stock)*	35,274	1,195,788

		3,476,335

Consumer Cyclicals – Construction — 1.5%
Beazer Homes USA, Inc.	27,517	1,293,574
Comfort Systems USA, Inc.	83,470	1,055,061
Modtech Holdings, Inc.*	53,209	263,385
Trex Co., Inc.*(a)	4,209	96,344
WCI Communities, Inc.*(a)	31,046	595,462

		3,303,826

Consumer Cyclicals – Consumer Durables — 0.2%
Select Comfort Corp.*(a)	23,392	406,787

Consumer Cyclicals – Leisure & Entertainment — 1.6%
Aztar Corp.*	10,832	589,477
Fossil, Inc.*(a)	74,435	1,680,742
K2, Inc.*(a)	94,682	1,248,856

		3,519,075

Consumer Cyclicals – Motor Vehicle — 3.1%
Commercial Vehicle Group, Inc.*	59,967	1,307,281
LoJack Corp.*	34,909	596,246
Tenneco Automotive, Inc.*	80,453	1,988,798
Wabash National Corp.	208,152	3,143,095

		7,035,420

Consumer Cyclicals – Retail Apparel — 1.9%
Aaron Rents, Inc.	40,963	1,178,915
Big Lots, Inc.*(a)	64,001	1,466,903
Gymboree Corp.*	17,868	681,843
K-Swiss, Inc. (Class A Stock)	29,840	917,282
Sharper Image Corp.*(a)	7,914	73,204

		4,318,147

Consumer Products & Services — 0.5%
G & K Services, Inc.	18,752	729,265
Prestige Brands Holdings, Inc.*	35,602	463,538

		1,192,803

Consumer Staples – Home Products — 1.4%
Elizabeth Arden, Inc.*	75,036	1,429,436
Playtex Products, Inc.*	121,214	1,744,269

		3,173,705

Consumer Staples – Restaurants — 0.5%
California Pizza Kitchen, Inc.*	36,368	1,211,418

Education — 0.3%
Blackboard, Inc.*(a)	22,106	664,064

Electric — 0.1%
ITC Holdings Corp.	3,292	131,351

Electrical Utilities — 0.6%
Cleco Corp.	50,959	1,285,696

Electronic Components & Equipment — 1.5%
Belden CTD, Inc.(a)	38,782	1,515,988
Electronics For Imaging, Inc.*	61,786	1,642,272
Empire District Electric Co. (The)(a)	2,325	57,404
Hypercom Corp.*	41,420	263,017

		3,478,681

SEE NOTES TO FINANCIAL STATEMENTS.

B26

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Energy – Energy Resources — 1.3%
Parallel Petroleum Corp.*(a)	73,143	$1,285,123
Range Resources Corp.	63,461	1,742,639

		3,027,762

Energy – Oil Services — 1.5%
Hydril Co.*	7,571	569,263
Oil States International, Inc.*(a)	54,105	1,743,804
W-H Energy Services, Inc.*	21,624	1,052,873

		3,365,940

Entertainment & Leisure — 0.7%
Boyd Gaming Corp.	24,987	1,132,161
Isle of Capri Casinos, Inc.*	15,280	406,142

		1,538,303

Equipment Services — 0.6%
Watsco, Inc.	27,800	1,311,048

Farming & Agriculture — 0.1%
Sanderson Farms, Inc.	5,946	180,104

Financial – Bank & Trust — 11.3%
Alabama National BanCorp.	29,598	2,034,274
Alliance Bankshares Corp.*	15,634	244,672
Bancorp Bank (The)*	52,724	1,560,630
Bank of the Ozarks, Inc.	3,794	125,430
Berkshire Hills Bancorp, Inc.	22,904	766,368
Brookline Bancorp, Inc.	66,012	869,378
Cardinal Financial Corp.	61,868	634,147
Central Pacific Financial Corp.	34,335	1,330,825
Citizens Banking Corp.(a)	33,300	882,450
Columbia Banking System, Inc.	26,233	921,303
F.N.B. Corp.	42,066	768,546
First Niagara Financial Group, Inc.	76,023	1,129,702
Glacier Bancorp, Inc.	45,805	1,119,474
IBERIABANK Corp.	29,894	1,765,241
Millennium Bankshares Corp.	41,690	388,551
PFF Bancorp, Inc.	82,237	2,837,999
Placer Sierra Bancshares	45,962	1,092,517
Prosperity Bancshares, Inc.	30,554	1,054,419
Signature Bank*	80,414	2,491,226
Southcoast Financial Corp.*	15,489	320,622
Sterling BanCorp.	16,680	328,596
Sterling Financial Corp.	5,650	191,026
Summit State Bank	12,191	155,557
Texas United Bancshares, Inc.	16,512	567,022
United Community Banks, Inc.	48,670	1,573,014
West Coast BanCorp.	12,911	447,237

		25,600,226

Financial – Consumer — 0.3%
Knight Trading Group, Inc. (Class A Stock)*	31,612	606,002

Financial – Securities/Asset Management — 0.8%
Affiliated Managers Group, Inc.*(a)	8,834	928,718
Technology Investment Capital Corp.	52,835	852,757

		1,781,475

Financial – Thrifts — 0.8%
Fidelity Bankshares, Inc.	28,243	1,120,400
Irwin Financial Corp.	25,552	578,242

		1,698,642

Financial Services — 3.4%
Accredited Home Lenders Holding Co.*(a)	66,361	1,810,328
Apollo Investment Corp.	25,611	573,686
Efunds Corp.*	69,749	1,918,098
Financial Federal Corp.(a)	65,710	1,932,531
First Financial Bankshare	6,765	283,183
Macquarie Infrastucture Co. Trust	27,570	978,184
Nexity Financial Corp.*	19,853	238,236

		7,734,246

Food — 0.3%
Nash Finch Co.(a)	27,142	740,977

Health Care – Drugs — 0.9%
Medarex, Inc.*(a)	104,709	1,548,646
Salix Pharmaceuticals Ltd.*(a)	34,607	421,167

		1,969,813

Industrial Products — 0.2%
Olympic Steel, Inc.	22,781	506,422

Industrials – Components — 0.5%
Actuant Corp. (Class A Stock)	10,662	508,044
Applied Industrial Technologies, Inc.(a)	23,949	630,098

		1,138,142

Industrials – Defense/Aerospace — 0.5%
Ducommun, Inc.*	9,288	212,509
EDO Corp.(a)	35,329	838,711

		1,051,220

Industrials – Diversified — 0.6%
GrafTech International Ltd.*	166,086	1,149,315
Lydall, Inc.*	21,223	229,421

		1,378,736

Industrials – Electrical Equipment — 0.8%
Anixter International, Inc.*(a)	13,039	708,018
Baldor Electric Co.	10,990	367,286
CyberOptics Corp.*	14,712	186,401
Franklin Electric Co., Inc.	11,168	573,923

		1,835,628

Industrials – Machinery — 0.5%
MTS Systems Corp.	13,457	519,709
Tennant Co.	18,820	545,780

		1,065,489

SEE NOTES TO FINANCIAL STATEMENTS.

B27

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Insurance — 0.7%
American Equity Investment Life Holding Co.	124,038	$1,616,215

Insurance – Life Insurance — 0.4%
StanCorp Financial Group, Inc.	20,357	917,083

Insurance – Property Insurance — 3.2%
Aspen Insurance Holdings Ltd. (Bermuda)	26,273	692,556
Donegal Group, Inc.	26,190	513,062
National Atlantic Holdings Corp.*	31,063	362,195
Navigators Group, Inc.*	20,015	964,323
NYMAGIC, Inc.	14,788	541,241
ProAssurance Corp.*	34,621	1,728,280
Procentury Corp.	52,771	976,263
RLI Corp.	26,180	1,477,076

		7,254,996

Internet Services — 0.1%
Vignette Corp.*	18,371	313,593

Machinery & Equipment — 0.3%
Intermec, Inc.*(a)	31,872	773,533

Medical Supplies & Equipment — 3.0%
American Medical Systems Holdings, Inc.*(a)	69,634	1,289,622
Cardiac Science Corp.*	115,490	932,004
Greatbatch, Inc.*	4,350	117,102
Owens & Minor, Inc.	35,161	1,099,484
Perkinelmer, Inc.	84,885	1,886,994
Symmetry Medical, Inc.*	98,056	1,356,114

		6,681,320

Metals & Mining — 0.4%
RBC Bearings, Inc.*	35,580	1,019,723

Oil & Gas — 1.0%
Geomet, Inc.*(a)	54,955	571,532
Vectren Corp.	3,198	90,440
Williams Partners, LP	38,909	1,505,778

		2,167,750

Real Estate Investment Trust — 0.6%
National Retail Properties(a)	64,092	1,470,911

Real Estate Investment Trust – Apartment — 0.5%
American Campus Communities, Inc.	37,446	1,066,088

Real Estate Investment Trust – Hotels — 0.5%
LaSalle Hotel Properties	22,262	1,020,713

Real Estate Investment Trust – Mortgage — 0.5%
MFA Mortgage Investments, Inc.	142,922	1,099,070

Real Estate Investment Trust – Office Industrial — 2.4%
Brandywine Realty Trust	49,855	1,657,679
Lexington Corp. Properties Trust(a)	63,247	1,418,630
Parkway Properties, Inc.	47,300	2,412,773

		5,489,082

Real Estate Investment Trust – Other REIT — 4.6%
Biomed Realty Trust, Inc.	30,864	882,710
Cogdell Spencer, Inc.	17,398	374,057
Digital Realty Trust, Inc.	23,896	817,960
Entertainment Properties Trust	20,425	1,193,637
Omega Healthcare Investors, Inc.	109,949	1,948,296
RAIT Investment Trust	51,941	1,790,926
Spirit Finance Corp.	199,782	2,491,282
U-Store-It Trust	46,961	965,049

		10,463,917

Real Estate Investment Trust – Retail — 0.5%
Acadia Realty Trust	35,048	876,901
Agree Realty Corp.	8,663	297,747

		1,174,648

Registered Investment Company — 4.9%
iShares Russell 2000 Value Index Fund(a)	139,396	11,154,468

Restaurants — 1.8%
Applebee’s International, Inc.	27,737	684,272
CEC Entertainment, Inc.*	39,817	1,602,634
Rare Hospitality International, Inc.*	41,300	1,360,009
Ruby Tuesday, Inc.	13,249	363,553

		4,010,468

Retail & Merchandising — 1.9%
Casey’s General Stores, Inc.	61,400	1,445,970
Charming Shoppes, Inc.*(a)	92,865	1,256,463
Christopher & Banks Corp.	11,842	220,972
Hot Topic, Inc.*	26,415	352,376
Lithia Motors, Inc. (Class A Stock)	6,383	183,575
Steak n Shake Co. (The)*	42,548	748,845

		4,208,201

Semiconductors — 3.0%
ATMI, Inc.*	34,003	1,038,111
Brooks Automation, Inc.*(a)	106,129	1,528,258
Emulex Corp.*(a)	111,386	2,173,141
Entegris, Inc.*(a)	61,028	660,323
Formfactor, Inc.*(a)	15,487	576,891
ON Semiconductor Corp.*	18,493	139,992
Semtech Corp.*	44,299	578,988

		6,695,704

Services – Environmental — 0.8%
Waste Connections, Inc.*(a)	43,505	1,807,633

Services – Industrial Services — 1.7%
Infrasource Services, Inc.*	31,722	690,588
ITT Educational Services, Inc.*	8,587	569,919
MAXIMUS, Inc.	24,855	765,037
Resources Connection, Inc.*	27,250	867,640
School Specialty, Inc.*(a)	28,227	1,058,230

		3,951,414

SEE NOTES TO FINANCIAL STATEMENTS.

B28

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Software — 1.5%
JDA Software Group, Inc.*	103,033	$1,418,764
Lawson Software, Inc.*(a)	271,056	2,003,104

		3,421,868

Technology – Computer Hardware — 0.5%
Insight Enterprises, Inc.*	64,445	1,216,077

Technology – Information Services — 0.3%
MTC Technologies, Inc.*	28,426	669,432

Technology – Semiconductors — 1.3%
Integrated Device Technology, Inc.*	85,931	1,330,212
Tessera Technologies, Inc.*	41,046	1,655,796

		2,986,008

Telecommunications — 4.0%
Aeroflex, Inc.*	12,517	146,699
Andrew Corp.*	39,825	407,410
Dobson Communications Corp. (Class A Stock)*	206,748	1,800,775
Foundry Networks, Inc.*	75,465	1,130,466
IPG Photonics Corp.*	4,482	107,568
Knology, Inc.*	28,809	306,528
Premiere Global Services, Inc.*	180,551	1,704,401
RCN Corp.*	62,701	1,890,435
Tekelec*(a)	101,750	1,508,953

		9,003,235

Transportation – Airlines — 0.3%
AirTran Holdings, Inc.*(a)	63,686	747,674

Transportation – Truck Freight — 0.6%
Forward Air Corp.	21,661	626,653
Heartland Express, Inc.	43,018	646,130

		1,272,783

Utilities — 0.2%
Unisource Energy Corp.	12,293	449,063

Utilities – Electrical Utilities — 2.7%
Dynegy, Inc. (Class A Stock)*	35,010	253,472
El Paso Electric Co.*	130,424	3,178,433
MGE Energy, Inc.	5,922	216,627
Sierra Pacific Resources*	75,192	1,265,481
Southern Union Co.	1	15
Westar Energy, Inc.	50,259	1,304,724

		6,218,752

Utilities – Gas Utilities — 1.8%
Northwest Natural Gas Co.(a)	36,043	1,529,665
South Jersey Industries, Inc.(a)	36,838	1,230,758
Southeastern Michigan Gas Enterprises, Inc.*	31,020	189,222
Southwest Gas Corp.	27,069	1,038,637

		3,988,282

Total Long-Term Investments
(cost $184,964,352)		216,379,755

SHORT-TERM INVESTMENT — 25.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $56,925,636; includes $47,474,708 of cash collateral for securities on loan)(b)(w) (Note 4)	56,925,636	56,925,636

Total Investments — 120.8%
(cost $241,889,988; Note 6)		273,305,391
Liabilities in Excess of Other Assets — (20.8)%		(47,058,512)

NET ASSETS — 100.0%		$226,246,879

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $44,974,477; cash collateral of $47,474,708 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B29

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 21.0% of collateral received for securities on loan)	25.2%
Financial – Bank & Trust	11.3
Registered Investment Companies	4.9
Real Estate Investment Trust – Other REIT	4.6
Telecommunications	4.0
Financial Services	3.4
Insurance – Property Insurance	3.2
Consumer Cyclicals – Motor Vehicle	3.1
Semiconductors	3.0
Medical Supplies & Equipment	3.0
Utilities – Electrical Utilities	2.7
Real Estate Investment Trust – Office Industrial	2.4
Basic Materials – Chemical	2.2
Consumer Cyclicals – Retail Apparel	1.9
Retail & Merchandising	1.9
Restaurants	1.8
Utilities – Gas Utilities	1.8
Services – Industrial Services	1.7
Computer Services & Software	1.7
Consumer Cyclicals – Leisure & Entertainment	1.6
Electronic Components & Equipment	1.5
Construction	1.5
Software	1.5
Energy – Oil Services	1.5
Consumer Cyclicals – Construction	1.5
Consumer Staples – Home Products	1.4
Energy – Energy Resources	1.3
Technology – Semiconductors	1.3
Chemicals	1.3
Basic Materials – Forest	1.2
Basic Materials – Mining	1.2
Oil & Gas	1.0
Health Care – Drugs	0.9
Business Services	0.8
Industrials – Electrical Equipment	0.8
Services – Environmental	0.8
Financial – Securities/Asset Management	0.8
Commercial Banks	0.8
Financial – Thrifts	0.8
Insurance	0.7
Entertainment & Leisure	0.7
Real Estate Investment Trust	0.6
Industrials – Diversified	0.6
Equipment Services	0.6
Electrical Utilities	0.6
Transportation – Truck Freight	0.6
Technology – Computer Hardware	0.5
Consumer Staples – Restaurants	0.5
Consumer Products & Services	0.5
Real Estate Investment Trust – Retail	0.5
Commercial Services	0.5
Industrials – Components	0.5
Real Estate Investment Trust – Mortgage	0.5
Real Estate Investment Trust – Apartment	0.5
Industrials – Machinery	0.5
Industrials – Defense/Aerospace	0.5
Real Estate Investment Trust – Hotels	0.5
Metals & Mining	0.4
Insurance – Life Insurance	0.4
Machinery & Equipment	0.3
Transportation – Airlines	0.3
Food	0.3
Technology – Information Services	0.3
Education	0.3
Financial – Brokerage	0.3
Industrial Products	0.2
Utilities	0.2
Consumer Cyclicals – Consumer Durables	0.2
Internet Services	0.1
Building Materials	0.1
Farming & Agriculture	0.1
Electric	0.1

120.8
Liabilities in Excess of Other Assets	(20.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B30

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 96.9%		Value
COMMON STOCKS — 96.8%	Shares	(Note 2)

Aerospace — 2.5%
AAR Corp.(a)	15,500	$452,445
Armor Holdings, Inc.*	47,000	2,577,950
BE Aerospace, Inc.*	162,547	4,174,207
Curtiss-Wright Corp. (Class B Stock)	125,500	4,653,540
DRS Technologies, Inc.	94,610	4,984,055
Esterline Technologies Corp.*	31,300	1,259,199
Heico Corp. (Class A Stock)	47,800	1,587,324
Kaman Corp. (Class A Stock)	52,800	1,182,192
Moog, Inc. (Class A Stock)*	75,150	2,869,978
Orbital Sciences Corp.*	111,600	2,057,904
Teledyne Technologies, Inc.*	33,690	1,351,980
Triumph Group, Inc.(a)	16,300	854,609

		28,005,383

Airlines — 0.8%
AirTran Holdings, Inc.*(a)	112,600	1,321,924
Alaska Air Group, Inc.*	36,900	1,457,550
Continental Airlines, Inc. (Class B Stock)*(a)	38,000	1,567,500
ExpressJet Holdings, Inc.*	112,300	909,630
Mesa Air Group, Inc.*	61,500	527,055
Republic Airways Holdings*	50,000	839,000
SkyWest, Inc.	110,400	2,816,304

		9,438,963

Apartment/Residential — 0.5%
Post Properties, Inc.(a)	113,800	5,200,660

Apparel & Textile — 0.1%
Maidenform Brands, Inc.*	56,700	1,027,404

Apparel/Shoes — 0.4%
Finish Line, Inc. (The) (Class A Stock)(a)	70,351	1,004,612
Phillips-Van Heusen	68,100	3,416,577

		4,421,189

Automotive Components — 0.2%
Lear Corp.	13,900	410,467
Sauer-Danfoss, Inc.	52,800	1,702,800

		2,113,267

Automotive Parts — 1.7%
Aftermarket Technology Corp.*	163,193	3,472,747
American Axle & Manufacturing Holdings, Inc.	68,210	1,295,308
Asbury Automative Group, Inc.	105,900	2,495,004
Cooper Tire & Rubber Co.(a)	177,611	2,539,837
CSK Auto Corp.*(a)	129,301	2,217,512
Group 1 Automotive, Inc.(a)	34,900	1,805,028
Keystone Automotive Industries, Inc.*	12,800	435,072
Modine Manufacturing Co.	39,800	996,194
Sonic Automotive, Inc.	21,200	615,648
Superior Industries International, Inc.(a)	43,610	840,365
Tenneco Automotive, Inc.*	82,200	2,031,984
Visteon Corp.*	53,200	451,136

		19,195,835

Banking
Horizon Financial Corp.	11,675	280,901

Basic Materials – Chemical — 0.4%
Agrium, Inc. (Canada)	124,100	3,907,909

Biotechnology — 0.1%
Biosite, Inc.*	9,700	473,845
Martek Biosciences Corp.*	1,800	42,012
Medivation, Inc.*(a)	13,200	208,824

		724,681

Broadcasting — 0.4%
Belo Corp. (Class A Stock)	71,051	1,305,917
Cox Radio, Inc. (Class A Stock)*	84,900	1,383,870
Lin TV Corp. (Class A Stock)*	9,900	98,505
Radio One, Inc. (Class D Stock)*	193,300	1,302,842
Sinclair Broadcast Group, Inc. (Class A Stock)	10,600	111,300
Westwood One, Inc.	71,800	506,908

		4,709,342

Building & Construction — 0.4%
Foster Wheeler Corp.*	85,300	4,703,442

Building Materials — 1.0%
Ameron International Corp.	12,800	977,536
Apogee Enterprises, Inc.	108,492	2,094,980
Builders FirstSource, Inc.*	13,900	247,837
Chaparral Steel Co.	47,400	2,098,398
Eagle Materials, Inc.	25,000	1,080,750
Genlyte Group, Inc.*	11,400	890,454
NCI Building Systems, Inc.*(a)	28,300	1,464,525
Patrick Industries, Inc.*	50,159	623,226
Simpson Manufacturing Co., Inc.(a)	59,400	1,880,010

		11,357,716

Business Services — 1.7%
Avis Budget Group, Inc.	86,188	1,869,418
BearingPoint, Inc.*(a)	238,800	1,879,356
Clark, Inc.	14,000	232,820
CRA International, Inc.*(a)	7,500	393,000
Harland, (John H.) Co.(a)	51,900	2,605,380
infoUSA, Inc.	9,300	110,763
Kforce, Inc.*	41,600	506,272
Marlin Business Services Corp.*	22,400	538,272
MAXIMUS, Inc.	6,300	193,914
Molecular Devices Corp.*	9,000	189,630
School Specialty, Inc.*	68,913	2,583,548
Spherion Corp.*	89,200	662,756
TeleTech Holdings, Inc.*	69,500	1,659,660

SEE NOTES TO FINANCIAL STATEMENTS.

B31

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Business Services (cont’d.)
Viad Corp.	36,500	$1,481,900
Watson Wyatt & Co. Holdings	94,704	4,275,886

		19,182,575

Cable Television — 0.3%
Charter Communications, Inc. (Class A Stock)*(a)	580,100	1,775,106
Lodgenet Entertainment Corp.*	69,600	1,742,088

		3,517,194

Capital Markets — 0.1%
Investors Financial Services Corp.	15,300	652,851

Chemicals — 2.3%
Arch Chemicals, Inc.	48,119	1,602,844
Ferro Corp.	46,666	965,520
FMC Corp.	37,391	2,862,281
Fuller, (H.B.) Co.	78,400	2,024,288
Georgia Gulf Corp.	55,000	1,062,050
Grace, (W.R.) & Co.*(a)	52,400	1,037,520
Hercules, Inc.*	125,000	2,413,750
Innospec, Inc. (United Kingdom)	13,400	623,770
Minerals Technologies, Inc.	12,100	711,359
NewMarket Corp.	11,200	661,360
O.M. Group, Inc.*(a)	19,000	860,320
Olin Corp.(a)	112,660	1,861,143
PolyOne Corp.*	147,800	1,108,500
Rockwood Holdings, Inc.*	41,200	1,040,712
Sensient Technologies Corp.	75,700	1,862,220
Spartech Corp.	51,900	1,360,818
Terra Industries, Inc.*	95,100	1,139,298
UAP Holding Corp.	39,700	999,646
USEC, Inc.*(a)	91,000	1,157,520

		25,354,919

Clothing & Apparel — 0.6%
Brown Shoe Co., Inc.	69,950	3,339,413
Deckers Outdoor Corp.*(a)	8,600	515,570
Kenneth Cole Productions, Inc. (Class A Stock)	20,600	494,194
Quiksilver, Inc.*	58,300	918,225
Skechers USA, Inc. (Class A Stock)*	49,200	1,638,852
Warnaco Group, Inc. (The)*	10,400	263,952

		7,170,206

Commercial Banks — 0.8%
Banctrust Financial Group, Inc.	42,301	1,079,522
Cascade Financial Corp.	55,373	945,217
City National Corp.	10,000	712,000
First Security Group, Inc.	85,450	985,238
First State BanCorp.	9,010	222,998
Midwest Banc Holdings, Inc.	48,700	1,156,625
Tompkins Trustco, Inc.	8,120	369,054
UCBH Holdings, Inc.	214,700	3,770,132

		9,240,786

Commercial Services — 0.6%
AMN Healthcare Services, Inc.*(a)	48,900	1,346,706
Arbitron, Inc.	6,000	260,640
HMS Holdings Corp.*	276,300	4,185,945
StarTek, Inc.	10,100	136,754
Vertrue, Inc.*(a)	32,600	1,252,166

		7,182,211

Commercial Services & Supplies — 0.1%
Labor Ready, Inc.*	87,600	1,605,708

Communications Equipment — 0.6%
Black Box Corp.	147,953	6,212,546

Computer Hardware — 0.5%
Gateway, Inc.*	81,700	164,217
Hutchinson Technology, Inc.*(a)	29,900	704,743
Imation Corp.	36,500	1,694,695
Insight Enterprises, Inc.*	22,200	418,914
Komag, Inc.*(a)	20,800	787,904
Palm, Inc.*(a)	86,200	1,214,558
Quantum Corp.*	361,100	837,752

		5,822,783

Computer Services & Software — 2.9%
Agilysys, Inc.	62,200	1,041,228
Altiris, Inc.*	23,600	598,968
Aspen Technology, Inc.*	47,300	521,246
BISYS Group, Inc. (The)*(a)	227,070	2,931,474
Brocade Communications Systems, Inc.*(a)	248,200	2,037,722
Ciber, Inc.*	72,200	489,516
Covansys Corp.*	41,500	952,425
Gartner, Inc. (Class A Stock)*	57,700	1,141,883
Inter-Tel, Inc.	42,300	937,368
JDA Software Group, Inc.*	25,200	347,004
Lawson Software, Inc.*	405,400	2,995,906
Magma Design Automation, Inc.*	37,300	333,089
Mantech International Corp. (Class A Stock)*	17,800	655,574
McDATA Corp. (Class A Stock)*	197,900	1,098,345
Parametric Technology Corp.*	233,917	4,215,184
Progress Software Corp.*	26,700	745,731
QAD, Inc.	12,300	103,197
Quest Software, Inc.*	27,200	398,480
Radisys Corp.*(a)	19,000	316,730
Redback Networks, Inc.*	7,300	182,062
SafeNet, Inc.*	22,000	526,680
Si International, Inc.*	11,300	366,346
SPSS, Inc.*	5,200	156,364
Sybase, Inc.*	200,657	4,956,228
Sykes Enterprises, Inc.*	33,000	582,120
SYNNEX Corp.*	4,900	107,506
Systemax, Inc.*(a)	41,000	715,450
TALX Corp.	17,650	484,493
THQ, Inc.*(a)	39,708	1,291,304
TIBCO Software, Inc.*	38,900	367,216
Tyler Technologies, Inc.*	37,200	523,032
Webmethods, Inc.*	65,200	479,872

		32,599,743

SEE NOTES TO FINANCIAL STATEMENTS.
B32

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Computers & Peripherals
Rimage Corp.*	18,000	$468,000

Conglomerates — 0.3%
Griffon Corp.*(a)	130,279	3,322,114

Construction — 1.7%
Building Material Holding Corp.(a)	44,300	1,093,767
Granite Construction, Inc.	24,300	1,222,776
Insituform Technologies, Inc. (Class A Stock)*(a)	161,057	4,164,934
Perini Corp.*	31,780	978,189
Shaw Group, Inc.*(a)	113,100	3,788,850
Sterling Construction Co.*	134,500	2,926,720
Washington Group International, Inc.*	72,700	4,346,733
WCI Communities, Inc.*(a)	51,540	988,537

		19,510,506

Consumer Cyclicals – Leisure & Entertainment — 0.1%
Callaway Golf Co.	88,800	1,279,608

Consumer Cyclicals – Motor Vehicle — 0.1%
ArvinMeritor, Inc.(a)	73,200	1,334,436

Consumer Products & Services — 2.0%
Aaron Rents, Inc.	10,800	310,824
American Greetings Corp., (Class A Stock)	38,928	929,211
AptarGroup, Inc.	70,814	4,180,859
Buckeye Technologies, Inc.*	56,900	681,662
Church and Dwight Co., Inc.	39,500	1,684,675
Dollar Thrifty Automotive Group, Inc.*	35,800	1,632,838
Electro Rental Corp.*	17,300	288,910
Elizabeth Arden, Inc.*	34,500	657,225
FTD Group, Inc.*	61,200	1,094,868
Jacuzzi Brands, Inc.*	26,600	330,638
Jakks Pacific, Inc.*(a)	60,200	1,314,768
Regis Corp.	62,423	2,468,205
Spectrum Brands, Inc.*(a)	21,200	231,080
Steinway Musical Instruments, Inc.*	21,500	666,285
Tupperware Corp.	239,800	5,421,878
Universal Corp.(a)	21,200	1,039,012

		22,932,938

Containers & Packaging — 0.6%
Bemis Co., Inc.	43,249	1,469,601
Greif, Inc. (Class A Stock)	19,900	2,356,160
Silgan Holdings, Inc.	72,000	3,162,240

		6,988,001

Diversified Consumer Services — 0.1%
Steiner Leisure Ltd.*	25,330	1,152,515

Diversified Financial Services — 0.1%
Portfolio Recovery Associates, Inc.*(a)	35,100	1,638,819

Drugs & Medicine — 0.1%
Adams Respiratory Therapeutics, Inc.*	14,700	599,907

Electric Utilities — 0.2%
MGE Energy, Inc.	8,400	307,272
Pike Electric Corp.*	149,200	2,436,436

		2,743,708

Electronic Components & Equipment — 3.0%
Advanced Energy Industries, Inc.*	25,400	479,298
Anixter International, Inc.*(a)	99,300	5,391,990
Avnet, Inc.*(a)	102,821	2,625,020
Bel Fuse, Inc. (Class B Stock)	30,300	1,054,137
Belden CDT, Inc.(a)	64,063	2,504,223
Benchmark Electronics, Inc.*	61,050	1,487,178
C-COR, Inc.*	12,100	134,794
Checkpoint Systems, Inc.*	27,000	545,400
Coherent, Inc.*(a)	89,804	2,835,112
Conexant Systems, Inc.*	512,700	1,045,908
CTS Corp.	61,200	960,840
EDO Corp.(a)	104,900	2,490,326
Electro Scientific Industries, Inc.*	5,800	116,812
Electronics For Imaging, Inc.*	61,700	1,639,986
Empire District Electric Co.(The)(a)	44,069	1,088,064
Genesis Microchip, Inc.*	14,200	143,988
Hypercom Corp.*	315,000	2,000,250
Kopin Corp.*	8,400	29,988
Littelfuse, Inc.*	53,012	1,690,022
Mentor Graphics Corp.*(a)	87,900	1,584,837
Optical Communication Products, Inc.*	54,700	89,708
Park Electrochemical Corp.	15,400	395,010
Pericom Semiconductor Corp.*	12,500	143,375
Plexus Corp.*	13,900	331,932
Synopsys, Inc.*	83,081	2,220,755
Technitrol, Inc.	17,000	406,130
TTM Technologies, Inc.*	36,000	407,880

		33,842,963

Electronic Equipment & Instruments — 0.1%
Tektronix, Inc.	47,200	1,376,824

Electronics — 0.3%
Greatbatch, Inc.*	9,200	247,664
Kemet Corp.*	31,400	229,220
Paxar Corp.*	103,184	2,379,423

		2,856,307

Energy
Quantum Fuel Systems Tech*(a)	36,900	59,040

Energy – Energy Resources — 0.3%
Parallel Petroleum Corp.*(a)	92,100	1,618,197
Tortoise Energy Infrastructure Corp.(a)	33,100	1,151,549

		2,769,746

SEE NOTES TO FINANCIAL STATEMENTS.
B33

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Energy – Oil Services — 0.1%
Willbros Group, Inc. (Panama)*(a)	83,800	$1,583,820

Energy Equipment & Services — 0.3%
Input Output, Inc.*(a)	88,700	1,208,981
National-Oilwell Varco, Inc.*	32,300	1,976,114
Superior Well Services, Inc.*	14,800	378,288

		3,563,383

Energy Services — 0.3%
Dynegy, Inc. (Class A Stock)*	507,600	3,675,024

Entertainment — 0.1%
Macrovision Corp.*	18,500	522,810

Entertainment & Leisure — 0.5%
Carmike Cinemas, Inc.	1,000	20,390
Century Casinos, Inc.*	246,800	2,754,288
Lakes Entertainment, Inc.*(a)	199,800	2,155,842
Pinnacle Entertainment, Inc.*	34,500	1,143,330

		6,073,850

Environmental Services — 0.5%
Clean Harbors, Inc.*	23,774	1,150,899
Tetra Tech, Inc.*	114,442	2,070,256
Waste Services, Inc.*(a)	17,633	173,685
WCA Waste Corp.*	340,300	2,732,609

		6,127,449

Equipment Services — 0.9%
Bally Technologies, Inc.*	59,936	1,119,604
General Cable Corp.*	147,600	6,451,596
Global Imaging Systems, Inc.*	8,600	188,770
RPC, Inc.	28,425	479,814
Universal Compression Holdings, Inc.*(a)	15,400	956,494
Watsco, Inc.	12,800	603,648

		9,799,926

Exchange Traded Funds — 0.5%
iShares Nasdaq Biotechnology Index Fund*(a)	17,500	1,360,800
iShares S&P Smallcap 600 Barra Value Index Fund(a)	49,494	3,728,878

		5,089,678

Farming & Agriculture — 0.1%
Alliance One International, Inc.*	119,000	840,140
Delta & Pine Land Co.	18,700	756,415

		1,596,555

Financial – Bank & Trust — 9.2%
1St Source Corp.	20,400	655,452
Accredited Home Lenders Holding Co.*(a)	24,900	679,272
Amcore Financial, Inc.	63,892	2,087,352
AmericanWest BanCorp.	10,700	259,154
Ameris BanCorp.	22,920	645,886
Bancfirst Corp.	14,200	766,800
Bancorpsouth, Inc.	73,465	1,970,331
Bank Mutual Corp.	168,905	2,045,440
Bank of Granite Corp.	30,300	574,791
BankAtlantic Bancorp, Inc. (Class A Stock)	159,341	2,200,499
BankUnited Financial Corp. (Class A Stock)	71,200	1,990,752
Banner Corp.	8,800	390,192
Berkshire Hills Bancorp, Inc.	1,700	56,882
Camden National Corp.	12,400	571,888
Capital Bancorp Ltd.	17,000	785,400
Capital Corp of The West	40,720	1,306,705
Cardinal Financial Corp.	107,141	1,098,195
Cathay General BanCorp.	18,600	641,886
Central Pacific Financial Corp.	103,200	4,000,032
Chemical Financial Corp.	25,685	855,310
City Bank/Lynnwood WA	35,600	1,274,480
City Holding Co.	46,400	1,897,296
Colonial Bancgroup, Inc.	59,400	1,528,956
Columbia Banking System, Inc.	21,400	751,568
Community Bank System, Inc.	26,600	611,800
Community Trust Bancorp, Inc.	31,042	1,289,174
Corus Bankshares, Inc.(a)	130,900	3,019,863
Cullen / Frost Bankers, Inc.	57,000	3,181,740
Farmers Capital Bank Corp.	7,000	238,910
First Bancorp (Puerto Rico)(a)	89,400	851,982
First Communtiy Bancshares, Inc.	17,500	692,300
First Financial BanCorp.	121,507	2,018,231
First Financial Holdings, Inc.	10,000	391,800
First Niagara Financial Group, Inc.	138,017	2,050,933
First Place Financial Corp. (OH)	24,400	573,156
First Regional BanCorp.*	11,400	388,626
First Republic Bank (CA)	42,150	1,647,222
FirstFed Financial Corp.*(a)	19,100	1,279,127
FirstMerit Corp.	80,652	1,946,939
Flagstar Bancorp, Inc.	40,100	595,084
FNB Co.	11,700	486,135
Great Southern Bancorp, Inc.	16,900	498,719
Greater Bay BanCorp.	52,100	1,371,793
Greene County Bancshares, Inc.	7,200	286,056
Heartland Financial USA, Inc.	10,600	305,810
Heritage Commerce Corp.	5,000	133,200
IBERIABANK Corp.	68,525	4,046,401
Independent Bank Corp. (MA)	49,600	1,787,088
Independent Bank Corp. (MI)	55,758	1,410,120
Integra Bank Corp.	27,200	748,544
Intervest Bancshares Corp.*	20,000	688,200
Irwin Financial Corp.	59,400	1,344,222
MAF Bancorp, Inc.	35,500	1,586,495
MainSource Financial Group, Inc.	30,570	517,856
MB Financial, Inc.	38,900	1,463,029
Mercantile Bank Corp.	17,267	650,966
Mid-State Bancshares	26,300	957,057
Nara Bancorp, Inc.	24,600	514,632
National Penn Bancshares, Inc.	33,033	668,918
NewAlliance Bancshares, Inc.	94,342	1,547,209
Ocwen Financial Corp.*	38,800	615,368

SEE NOTES TO FINANCIAL STATEMENTS.
B34

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial – Bank & Trust (cont’d.)
Old Second Bancorp, Inc.	7,400	$216,820
Oriental Financial Group, Inc.	36,420	471,639
PAB Bankshares, Inc.	13,640	291,487
Pacific Capital BanCorp.(a)	39,500	1,326,410
Peoples Bancorp, Inc.	19,200	570,240
Prosperity Bancshares, Inc.	22,700	783,377
Provident Bankshares Corp.	33,300	1,185,480
R&G Financial Corp. (Class B Stock)	109,400	836,910
Rainier Pacific Financial Group, Inc.	29,235	579,730
Renasant Corp.	23,100	707,553
Republic Bancorp, Inc. (KY) (Class A Stock)	7,559	189,655
Republic Bancorp, Inc. (MI)	132,720	1,786,411
Royal Bancshares of Pennsylvania, Inc. (Class A Stock)	11,051	290,427
SCBT Financial Corp.	7,055	294,405
Security Bank Corp. (GA)	19,400	442,708
Sierra BanCorp.	2,600	76,284
Signature Bank*	67,238	2,083,033
Simmons First National Corp. (Class A Stock)	14,400	454,320
Southwest Bancorp, Inc.	54,000	1,504,440
Sterling Financial Corp. (PA)	36,850	872,239
Sterling Financial Corp. (WA)	142,460	4,816,573
Superior BanCorp.*	37,123	420,975
Taylor Capital Group, Inc.	18,900	691,929
TierOne Corp.	40,200	1,270,722
Trico Bancshares	18,600	506,106
UMB Financial Corp.	78,858	2,879,106
Umpqua Holdings Corp.	111,977	3,295,483
Union Bankshares Corp.	11,100	339,549
United Bancshares, Inc.	15,100	583,615
West Coast BanCorp.	76,300	2,643,032

		103,849,882

Financial – Brokerage — 0.5%
Charter Municipal Mortgage
Acceptance Co.	36,300	779,361
Greenhill & Co., Inc.(a)	2,400	177,120
Knight Trading Group, Inc. (Class A Stock)*	114,300	2,191,131
LaBranche & Co., Inc.*(a)	61,400	603,562
Piper Jaffray Cos., Inc.*	10,700	697,105
Sterling Bancshares, Inc. (TX)	87,600	1,140,552

		5,588,831

Financial Services — 2.4%
Advanta Corp. (Class B Stock)	39,300	1,714,659
Apollo Investment Corp.	94,900	2,125,760
Deluxe Corp.	59,200	1,491,840
Dime Community Bancshares	33,200	465,132
Dollar Financial Corp.*	28,868	804,262
Doral Financial Corp.(a)	47,700	136,899
Federal Agricultural Mortgage Corp. (Class C Stock)	9,300	252,309
Financial Federal Corp.	63,850	1,877,828
Hanmi Financial Corp.	177,100	3,990,063
ITLA Capital Corp.	9,700	561,727
Lakeland Financial Corp.	6,300	160,839
MBT Financial Corp.	12,100	185,372
MCG Capital Corp.	132,600	2,694,432
Partners Trust Financial Group, Inc.	72,700	846,228
Santander BanCorp.	4,000	71,400
South Financial Group, Inc. (The)	76,605	2,036,927
Technology Investment Capital Corp.	114,521	1,848,369
United Community Financial Corp.	51,900	635,256
W Holding Co., Inc.	136,412	813,016
World Acceptance Corp.*(a)	65,200	3,061,140
WSFS Financial Corp.	16,100	1,077,573

		26,851,031

Food — 1.5%
Chiquita Brands
International, Inc.(a)	83,100	1,327,107
Corn Products International, Inc.	45,108	1,558,030
Flowers Foods, Inc.	26,300	709,837
J & J Snack Foods Corp.	17,200	712,080
Nash Finch Co.(a)	94,900	2,590,770
Performance Food Group Co.*	41,194	1,138,602
Premium Standard Farms, Inc.	7,200	133,704
Ralcorp Holdings, Inc.*	53,350	2,714,982
Ruddick Corp.	11,100	308,025
Smart & Final, Inc.*	41,000	774,900
Smucker, (J.M.) Co. (The)	69,518	3,369,537
SPARTAN	85,400	1,787,422

		17,124,996

Food Products — 0.3%
Del Monte Foods Co.(a)	168,300	1,856,349
Pilgrim’s Pride Corp.	51,000	1,500,930

		3,357,279

Furniture — 0.3%
Furniture Brands International, Inc.(a)	114,100	1,851,843
Kimball International, Inc. (Class B Stock)	34,100	828,630
Sealy Corp.(a)	40,900	603,275

		3,283,748

Gas Distribution — 0.2%
Petrohawk Energy Corp.*(a)	205,500	2,363,250

Health Services — 0.5%
Healthspring, Inc.*	218,200	4,440,370
National Dentex Corp.*	51,110	894,425

		5,334,795

Healthcare – Medical Providers — 0.2%
Psychiatric Solutions, Inc.*	53,000	1,988,560

Healthcare Services — 2.0%
AMERIGROUP Corp.*	100,400	3,603,356
Apria Healthcare Group, Inc.*	55,100	1,468,415

SEE NOTES TO FINANCIAL STATEMENTS.
B35

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Healthcare Services (cont’d.)
Centene Corp.*	55,000	$1,351,350
Cross Country Healthcare, Inc.*	69,800	1,523,036
Genesis HealthCare Corp.*	1,100	51,953
Gentiva Health Services, Inc*	123,500	2,353,910
Kindred Healthcare, Inc.*	35,700	901,425
LifeCell Corp.*(a)	26,500	639,710
LifePoint Hospitals, Inc.*	74,590	2,513,683
Magellan Health Services, Inc.*	30,200	1,305,244
Molina Healthcare, Inc.*	10,400	338,104
Pediatrix Medical Group, Inc.*	44,900	2,195,610
Rehabcare Group, Inc.*	53,100	788,535
Res-Care, Inc.*	87,718	1,592,081
Triad Hospitals, Inc.*	23,784	994,885
Universal Health Services, Inc. (Class B Stock)	11,488	636,780

		22,258,077

Healthcare Technology
Dendrite International, Inc.*	46,700	500,157

Hotels & Motels — 0.1%
Ameristar Casinos, Inc.	5,500	169,070
Aztar Corp.*	17,800	968,676

		1,137,746

Hotels, Restaurants & Leisure — 0.2%
O’ Charleys, Inc.*	79,100	1,683,248

Household Durables — 0.1%
Snap-on, Inc.	20,200	962,328

Household Products — 0.1%
Prestige Brands Holdings, Inc.*	64,700	842,394

Industrial Products — 2.5%
Actuant Corp. (Class A Stock)(a)	17,900	852,935
Acuity Brands, Inc.	35,100	1,826,604
Barnes Group, Inc.	112,500	2,446,875
Ceradyne, Inc.*(a)	12,800	723,200
CIRCOR International, Inc.	67,382	2,478,984
EnPro Industries, Inc.*	26,800	890,028
Flanders Corp.*	207,067	2,049,963
Interface, Inc. (Class A Stock)*(a)	99,650	1,417,023
Kaydon Corp.(a)	177,617	7,058,500
Myers Industries, Inc.	76,400	1,196,424
Robbins & Myers, Inc.	21,101	968,958
UniFirst Corp.	44,520	1,710,013
Watts Water Technologies, Inc. (Class A Stock)(a)	73,000	3,001,030
WESCO International, Inc.*	19,471	1,145,089

		27,765,626

Insurance — 4.7%
Allied World Assurance
Holdings, Ltd. (Bermuda)	84,821	3,700,740
American Equity Investment Life Holding Co.	89,269	1,163,175
American Physicians Capital, Inc.*	18,800	752,752
Argonaut Group, Inc.*	109,900	3,831,114
CNA Surety Corp.*	53,200	1,143,800
Delphi Financial Group, Inc. (Class A Stock)	96,200	3,892,252
Direct General Corp.	21,200	437,568
Endurance Specialty Holdings Ltd. (Bermuda)	60,700	2,220,406
Harleysville Group, Inc.	20,300	706,846
Horace Mann Educators Corp.	85,287	1,722,797
Infinity Property & Casual Corp.	57,349	2,775,118
LandAmerica Financial Group, Inc.	38,700	2,442,357
Midland Co.	14,200	595,690
Navigators Group, Inc.*	22,700	1,093,686
Odyssey Re Holdings Corp.(a)	88,300	3,293,590
Ohio Casualty Corp.	48,800	1,454,728
Platinum Underwriters Holdings Ltd. (Bermuda)	146,920	4,545,705
PMA Capital Corp. (Class A Stock)*	186,100	1,715,842
ProAssurance Corp.*(a)	62,719	3,130,933
RLI Corp.	6,400	361,088
Safety Insurance Group, Inc.(a)	64,500	3,270,795
Selective Insurance Group, Inc.	34,700	1,987,963
State Auto Financial Corp.	12,800	444,544
Stewart Information Services Corp.(a)	44,700	1,938,192
The Phoenix Cos., Inc.	22,400	355,936
Zenith National Insurance Corp.	83,350	3,909,949

		52,887,566

Internet Services — 0.6%
Adaptec, Inc.*	92,200	429,652
eSpeed, Inc. (Class A Stock)*	4,500	39,285
Interwoven, Inc.*	61,800	906,606
iPass, Inc.*	30,000	176,400
NETGEAR, Inc.*(a)	57,500	1,509,375
NGP Capital Resources Co.	48,300	809,025
ProQuest Co.*	23,300	243,485
SonicWall, Inc.*	50,100	421,842
United Online, Inc.	138,000	1,832,640

		6,368,310

Investments & Miscellaneous Financial Services
Medallion Financial Corp.	31,400	388,418

IT Services — 0.5%
Medquist, Inc.*	57,220	778,192
Perot Systems Corp. (Class A Stock)*	292,220	4,789,486

		5,567,678

Leisure Equipment & Products — 0.2%
K2, Inc.*(a)	170,800	2,252,852

SEE NOTES TO FINANCIAL STATEMENTS.
B36

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Machinery — 1.1%
Albany International Corp. (Class A Stock)	38,300	$1,260,453
Crane Co.	43,800	1,604,832
Gibraltar Industries, Inc.	92,330	2,170,678
IDEX Corp.	33,400	1,583,494
Mueller Industries, Inc.	70,500	2,234,850
Wabtec Corp.	114,300	3,472,434

		12,326,741

Machinery & Equipment — 2.0%
AGCO Corp.*(a)	65,700	2,032,758
Applied Industrial Technologies, Inc.(a)	169,900	4,470,069
Astec Industries, Inc.*	10,500	368,550
Briggs & Stratton Corp.(a)	42,009	1,132,142
Cascade Corp.	19,900	1,052,710
Federal Signal Corp.	132,153	2,119,734
Gehl Co.*	10,100	278,053
Kadant, Inc.*	77,091	1,879,479
Kennametal, Inc.	22,900	1,347,665
Lone Star Technologies, Inc.*(a)	17,700	856,857
Nacco Industries, Inc. (Class A Stock)	7,600	1,038,160
Regal-Beloit Corp.	76,800	4,032,768
Smith, (A.O.) Corp.(a)	21,200	796,272
Tecumseh Products Co. (Class A Stock)*(a)	14,600	246,740
Tennant Co.	20,500	594,500

		22,246,457

Manufacturing — 0.1%
Reddy Ice Holdings, Inc.	25,400	655,828

Marine — 0.1%
Kirby Corp.*	41,700	1,423,221

Media — 0.5%
Entercom Communications Corp.(a)	55,900	1,575,262
Lee Enterprises, Inc.	132,500	4,115,450
Media General, Inc. (Class A Stock)	11,700	434,889

		6,125,601

Medical Products — 0.1%
Cooper Cos., Inc. (The)	35,300	1,570,850

Medical Supplies & Equipment — 1.8%
Alliance Imaging, Inc.*	89,400	594,510
Ameican Medical Systems Holdings, Inc.*(a)	59,700	1,105,644
Applera Corp. - Celera Genomics Group*	18,900	264,411
Arena Pharmaceuticals, Inc.*	22,000	284,020
Avanir Pharmaceutical*(a)	70,125	161,989
Bio-Rad Laboratories, Inc. (Class A Stock)*	24,100	1,988,732
Computer Programs and Systems, Inc.	4,700	159,753
CONMED Corp.*	15,300	353,736
Cypress Bioscience, Inc.*	70,100	543,275
Enzo Biochem, Inc.*(a)	40,700	580,789
HealthTronics, Inc.*	29,300	195,138
ICU Medical, Inc.*	5,900	240,012
Invacare Corp.	14,900	365,795
Kinetic Concepts, Inc.*	46,700	1,846,985
Mettler-Toledo International, Inc.*	30,246	2,384,897
Option Care, Inc.(a)	195,100	2,780,175
Orthofix International NV*	23,459	1,172,950
Owens & Minor, Inc.	52,470	1,640,737
Per-Se Technologies, Inc.*	65,300	1,814,034
PSS World Medical, Inc.*(a)	51,300	1,001,889
Savient Pharmaceuticals, Inc.*	18,300	205,143
STERIS Corp.	20,500	515,985
SurModics, Inc.*(a)	2,700	84,024
Viasys Healthcare, Inc.*	11,700	325,494

		20,610,117

Metals & Mining — 1.8%
Century Aluminum Co.*	40,500	1,808,325
Commercial Metals Co.	70,800	1,826,640
Encore Wire Corp.(a)	18,300	402,783
NN, Inc.	48,400	601,612
Northern Orion Resources, Inc.*(a)	461,500	1,689,090
Oregon Steel Mills, Inc.*	51,000	3,182,910
Quanex Corp.	61,325	2,121,232
RBC Bearings, Inc.*	16,100	461,426
RTI International Metals, Inc.*(a)	40,049	3,132,633
Ryerson Tull, Inc.(a)	13,100	328,679
Schnitzer Steel Industries, Inc. (Class A Stock)	16,400	651,080
Steel Dynamics, Inc.	31,200	1,012,440
Valmont Industries, Inc.	47,900	2,657,971

		19,876,821

Metals/Mining Excluding Steel — 0.3%
Uranium Resources, Inc. (New)*(a)	649,200	3,765,360

Networking/Telecommunications Equipment
Arris Group, Inc.*	29,300	366,543

Office Equipment — 0.4%
Ennis, Inc.	14,500	354,670
IKON Office Solutions, Inc.	118,700	1,943,119
United Stationers, Inc.*	54,100	2,525,929

		4,823,718

Oil & Gas — 3.2%
Alon USA Energy, Inc.	13,100	344,661
Atwood Oceanics, Inc.*(a)	40,300	1,973,491
Berry Petroleum Co. (Class A Stock)	73,240	2,271,172
Bois D Arc Energy, Inc.*	27,600	403,788
Callon Petroleum Co.*	14,000	210,420
Comstock Resources, Inc.*	31,100	965,966
Delta Petroleum Corp.*(a)	37,100	859,236
Energy Partners Ltd.*(a)	35,000	854,700

SEE NOTES TO FINANCIAL STATEMENTS.
B37

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas (cont’d.)
Giant Industries, Inc.*	10,700	$801,965
Hanover Compressor Co.*	22,600	426,914
Harvest Natural Resources, Inc.*	53,300	566,579
Helix Energy Solution Group, Inc.*(a)	62,339	1,955,575
Houston Exploration Co.*	27,500	1,423,950
JER Investors Trust, Inc.(a)	198,100	4,094,727
Laclede Group, Inc. (The)	55,700	1,951,171
Mitcham Industries, Inc.*	78,600	939,270
Nicor, Inc.	44,700	2,091,960
Northwest Natural Gas Co.	50,500	2,143,220
Oil States International, Inc.*(a)	99,245	3,198,666
Rosetta Resources, Inc.*(a)	6,700	125,089
Stone Energy Corp.*	35,200	1,244,320
Superior Energy Services, Inc.*	53,200	1,738,576
Trico Marine Services, Inc.*	77,600	2,972,856
Union Drilling, Inc.*	31,300	440,704
Veritas DGC, Inc.*	29,000	2,483,270

		36,482,246

Oil, Gas & Consumable Fuels — 0.3%
Denbury Resources, Inc.*	55,600	1,545,124
Western Refining, Inc.	26,400	672,144
XTO Energy, Inc.	31,500	1,482,075

		3,699,343

Paper & Forest Products — 0.7%
Glatfelter Co.	31,300	485,150
Neenah Paper, Inc.(a)	61,311	2,165,505
Rock-Tenn Co. (Class A Stock)	70,500	1,911,255
Schweitzer-Manduit International, Inc.	48,700	1,268,635
Universal Forest Products, Inc.	34,500	1,608,390

		7,438,935

Personal Services — 0.4%
CompuCredit Corp.*(a)	15,900	632,979
Geo Group, Inc.*	56,100	2,104,872
Stewart Enterprises, Inc. (Class A Stock)	171,200	1,070,000
Volt Information Sciences, Inc.*(a)	11,100	557,331

		4,365,182

Pharmaceuticals — 0.7%
Adolor Corp.*	25,500	191,760
Alpharma, Inc. (Class A Stock)	30,700	739,870
Atherogenics, Inc.*(a)	17,000	168,470
Bentley Pharmaceuticals, Inc.*(a)	85,200	866,484
Cubist Pharmaceuticals, Inc.*(a)	16,000	289,760
Inyx, Inc.*	566,900	1,320,877
Nektar Therapeutics*(a)	27,100	412,191
Par Pharmaceutical Cos., Inc.*(a)	83,600	1,870,132
Perrigo Co.	36,500	631,450
Progenics Pharmaceuticals, Inc.*(a)	20,700	532,818
United Therapeutics Corp.*	8,800	478,456
Valeant Pharmaceuticals International	17,200	296,528

		7,798,796

Precious Metals
Meridian Gold, Inc.*	16,140	448,531

Printing & Publishing — 0.4%
Banta Corp.	7,000	254,800
Consolidated Graphics, Inc.*	17,800	1,051,446
Courier Corp.	25,870	1,008,154
Journal Register Co.	42,700	311,710
Scholastic Corp.*	43,200	1,548,288
Valassis Communications, Inc.*(a)	18,800	272,600

		4,446,998

Railroads — 0.3%
Genesee & Wyoming, Inc. (Class A Stock)*	84,600	2,219,904
RailAmerica, Inc.*	64,600	1,038,768

		3,258,672

Real Estate Investment Trust — 7.8%
American Home Mortgage Investment, Corp.(a)	85,400	2,999,248
American Land Lease, Inc.	21,700	575,267
Annaly Mortgage Management, Inc.(a)	184,100	2,560,831
Anthracite Capital, Inc.(a)	184,200	2,344,866
Arbor Realty Trust, Inc.	40,960	1,232,486
Ashford Hospitality Trust, Inc.	94,100	1,171,545
Biomed Realty Trust, Inc.(a)	62,180	1,778,348
Capital Trust, Inc. (Class A Stock)(a)	17,300	863,962
CBRE Realty Finance, Inc.	161,900	2,543,449
Columbia Equity Trust, Inc.	13,200	252,252
Cousins Properties, Inc.	36,400	1,283,828
Duke Realty Corp.(a)	14,700	601,230
Education Realty Trust, Inc.	99,678	1,472,244
Equity Inns, Inc.	76,400	1,219,344
Equity Lifestyle Properties, Inc.	28,400	1,545,812
Equity One, Inc.(a)	92,640	2,469,782
Extra Space Storage, Inc.	19,000	346,940
FelCor Lodging Trust, Inc.	278,600	6,084,624
First Potomac Realty Trust	56,600	1,647,626
GMH Communities Trust, REIT	169,500	1,720,425
Government Properties Trust, Inc.	58,600	621,160
Hersha Hospitality Trust	58,800	666,792
Housevalues, Inc.*(a)	34,200	192,546
IMPAC Mortgage Holdings, Inc.(a)	76,000	668,800
Innkeepers USA Trust	278,239	4,312,705
Kilroy Realty Corp.(a)	38,100	2,971,800
KKR Financial Corp.	136,600	3,659,514
LaSalle Hotel Properties	64,900	2,975,665
Lexington Corp. Properties Trust(a)	206,000	4,620,580
Liberty Property Trust(a)	13,200	648,648
LTC Properties, Inc.	41,100	1,122,441

SEE NOTES TO FINANCIAL STATEMENTS.
B38

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Real Estate Investment Trust (cont’d.)
Maguire Properties, Inc.	26,500	$1,060,000
MFA Mortgage Investments, Inc.	382,600	2,942,194
National Health Investors, Inc.	34,700	1,145,100
Newcastle Investment Corp.	128,700	4,030,884
Novastar Financial, Inc.(a)	95,000	2,531,750
Omega Healthcare Investors, Inc.	13,500	239,220
Parkway Properties, Inc.	22,600	1,152,826
Pennsylvania Real Estate Investment Trust	95,200	3,748,976
RAIT Investment Trust	74,100	2,554,968
Saul Centers, Inc.	44,400	2,450,436
Senior Housing Properties Trust(a)	96,800	2,369,664
Spirit Finance Corp.	221,400	2,760,858
Sunstone Hotel Investors, Inc.	102,100	2,729,133
Winston Hotels, Inc.	130,278	1,726,184

		88,616,953

Restaurants — 0.2%
Applebee’s International, Inc.	44,317	1,093,300
Bob Evans Farms, Inc.	3,500	119,770
Brinker International, Inc.	35,160	1,060,426

		2,273,496

Retail — 1.0%
Big Lots, Inc.*(a)	94,300	2,161,356
Dillard’s, Inc. (Class A Stock)	33,600	1,174,992
Domino’s Pizza, Inc.	82,500	2,310,000
Ethan Allen Interiors, Inc.	34,200	1,234,962
Jack in the Box, Inc.*	51,800	3,161,872
Papa John’s International, Inc.*	25,200	731,052

		10,774,234

Retail & Merchandising — 3.2%
Blockbuster, Inc.*	70,400	372,416
Bon-Ton Stores, Inc.	21,200	734,580
Build-A-Bear Workshop, Inc.*(a)	13,400	375,468
Casey’s General Stores, Inc.	87,036	2,049,698
Cash America International, Inc.	88,300	4,141,270
Charming Shoppes, Inc.*(a)	247,400	3,347,322
Christopher & Banks Corp.	40,000	746,400
Claire’s Stores, Inc.	29,765	986,412
Dress Barn, Inc.*(a)	25,600	597,248
Genesco, Inc.*(a)	20,300	757,190
Hot Topic, Inc.*(a)	35,627	475,264
Lithia Motors, Inc. (Class A Stock)	62,700	1,803,252
Men’s Wearhouse, Inc. (The)	24,756	947,165
Movado Group, Inc.	19,000	551,000
NBTY, Inc.*	70,300	2,922,371
Oxford Industries, Inc.	4,000	198,600
Pacific Sunwear of California*	73,509	1,439,306
Pantry, Inc. (The)*(a)	17,200	805,648
Payless Shoesource, Inc.*	42,700	1,401,414
Perry Ellis International, Inc.*	8,900	364,900
RC2 Corp.*(a)	29,400	1,293,600
Rent-A-Center, Inc.*	54,900	1,620,099
Retail Ventures, Inc.*(a)	42,000	799,680
Shoe Carnival, Inc.*	11,700	369,720
Stage Stores, Inc.(a)	53,300	1,619,787
Stein Mart, Inc.	98,200	1,302,132
Talbots, Inc.	24,200	583,220
Tween Brands, Inc.*(a)	38,700	1,545,291
West Marine, Inc.*(a)	77,400	1,336,698
Yankee Candle Co., Inc. (The)	10,600	363,368

		35,850,519

Road & Rail — 0.1%
Arkansas Best Corp.	23,800	856,800

Semiconductors — 2.0%
Actel Corp.*	22,700	412,232
AMIS Holdings, Inc.*	23,300	246,281
Amkor Technology, Inc.*(a)	82,600	771,484
Applied Micro Circuits Corp.*	164,500	585,620
Asyst Technologies, Inc.*	89,900	657,169
Axcelis Technologies, Inc.*	77,300	450,659
Brooks Automation, Inc.*	76,900	1,107,360
Cirrus Logic, Inc.*	55,100	379,088
Cohu, Inc.	25,500	514,080
Credence Systems Corp.*	46,900	243,880
Cypress Semiconductor Corp.*(a)	70,939	1,196,741
DSP Group, Inc.*	21,900	475,230
Emulex Corp.*	19,500	380,445
Entegris, Inc.*(a)	92,111	996,641
Exar Corp.*	239,900	3,118,700
Kulicke & Soffa Industries, Inc.*(a)	211,700	1,778,280
Lattice Semiconductor Corp.*	61,400	397,872
LTX Corp.*	109,400	612,640
Mattson Technology, Inc.*	21,300	198,516
MKS Instruments, Inc.*	42,900	968,682
MRV Communications, Inc.*(a)	30,300	107,262
Omnivision Technologies, Inc.*(a)	93,500	1,276,275
ON Semiconductor Corp.*(a)	63,600	481,452
Photronics, Inc.*	31,300	511,442
Richardson Electronics Ltd.	81,526	742,702
Silcon Storage Technology, Inc.*	30,700	138,457
Skyworks Solutions, Inc.*	52,300	370,284
Standard Microsystems Corp.*	24,300	679,914
Verigy Ltd.*	101,100	1,794,525
Zoran Corp.*	28,900	421,362

		22,015,275

Semiconductors & Semiconductor Equipment
Cabot Microelectronics Corp.*	2,400	81,456

Software — 0.3%
CSG Systems International, Inc.*	33,100	884,763
Digi International, Inc.*	32,000	441,280
EPIQ System, Inc.*	49,500	840,015
McAfee, Inc.*	39,400	1,118,172

		3,284,230

Specialty Chemicals — 0.1%
CF Industries Holdings, Inc.	37,200	953,808

SEE NOTES TO FINANCIAL STATEMENTS.
B39

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Specialty Retail — 0.3%
Buckle, Inc. (The)	21,500	$1,093,275
Cato Corp. (Class A Stock)	53,870	1,234,162
Deb Shops, Inc.	33,780	891,792

		3,219,229

Technology – Computer Hardware
Diteck Networks, Inc.*	26,600	184,072

Technology – Internet — 0.4%
Ariba, Inc.*	86,600	670,284
Avocent Corp.*	103,771	3,512,648

		4,182,932

Telecommunications — 3.5%
Aeroflex, Inc.*	441,694	5,176,654
Brightpoint, Inc.*	32,560	437,932
Broadwing Corp.*	59,000	921,580
Centennial Communications, Inc.	37,200	267,468
Cincinnati Bell, Inc.*	750,500	3,429,785
Commonwealth Telephone Enterprises, Inc.	22,990	962,361
CommScope, Inc.*(a)	213,600	6,510,528
CT Communications, Inc.	78,500	1,799,220
Dobson Communications Corp. (Class A Stock)*	97,000	844,870
Finisar Corp.*	54,200	175,066
Foundry Networks, Inc.*	160,500	2,404,290
General Communication, Inc. (Class A Stock).*	36,600	575,718
Lightbridge, Inc.*	26,400	357,456
Mastec, Inc.*	46,900	541,226
Newport Corp.*	52,200	1,093,590
North Pittsburgh Systems, Inc.	17,300	417,622
Plantronics, Inc.(a)	53,155	1,126,886
Polycom, Inc.*	20,000	618,200
Powerwave Technologies, Inc.*(a)	289,153	1,865,037
Premiere Global Services, Inc.*	227,300	2,145,712
RF Micro Devices, Inc.*(a)	159,400	1,082,326
Surewest Communications	12,100	333,234
Sycamore Networks, Inc.*	57,900	217,704
Time Warner Telecom, Inc. (Class A Stock)*(a)	11,900	237,167
Utstarcom, Inc.*(a)	36,600	320,250
Windstream Corp.	399,700	5,683,734

		39,545,616

Textiles, Apparel & Luxury Goods — 0.2%
Timberland Co. (Class A Stock)*	53,000	1,673,740

Thrifts & Mortgage Finance — 0.5%
Downey Financial Corp.(a)	22,900	1,662,082
PMI Group, Inc. (The)	70,480	3,324,542
Triad Guaranty, Inc.*	8,490	465,846

		5,452,470

Transportation — 0.7%
ABX Air, Inc.*	412,500	2,858,625
Amerco*(a)	9,800	852,698
Bristow Group, Inc.*	17,300	624,357
Greenbrier Cos., Inc.	9,700	291,000
Kansas City Southern*(a)	77,274	2,239,401
Marten Transport Ltd.*	900	16,497
Old Dominion Freight Line, Inc.*(a)	37,800	909,846
Saia, Inc.*	12,100	280,841
SIRVA, Inc.*	69,000	240,120
U.S. Xpress Enterprises, Inc. (Class A Stock)*	7,700	126,819
Werner Enterprises, Inc.(a)	10,900	190,532

		8,630,736

Utilities — 4.9%
AGL Resources, Inc.	58,719	2,284,756
American States Water Co.	12,400	478,888
Atlas America, Inc.*	34,509	1,758,924
Atmos Energy Corp.(a)	61,779	1,971,368
Avista Corp.	140,400	3,553,524
Black Hills Corp.	30,700	1,134,058
California Water Service Group	12,400	500,960
Cascade Natural Gas Corp.	18,459	478,457
CH Energy Group, Inc.	20,100	1,061,280
Cleco Corp.	56,800	1,433,064
El Paso Electric Co.*	90,900	2,215,233
EMCOR Group, Inc.*(a)	39,600	2,251,260
Goodman Global, Inc.*	28,100	483,320
Idacorp, Inc.	70,886	2,739,744
New Jersey Resources Corp.	74,700	3,628,926
SJW Corp.	7,700	298,452
South Jersey Industries, Inc.	116,847	3,903,858
Southwest Gas Corp.	92,000	3,530,040
Swift Energy Co.*(a)	85,700	3,840,217
UIL Holdings Corp.	10,300	434,557
Unisource Energy Corp.	107,600	3,930,628
W-H Energy Services, Inc.*	48,683	2,370,375
Westar Energy, Inc.	198,794	5,160,692
WGL Holdings, Inc.	43,139	1,405,469
Wisconsin Energy Corp.	29,132	1,382,605
WPS Resources Corp.	48,700	2,631,261

		54,861,916

Total Common Stocks
(cost $955,692,513)		1,091,080,355

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Note(k) (cost $795,321)
4.25%	11/30/07	800	794,500

Total Long-Term Investments
(cost $956,487,834)			1,091,874,855

SEE NOTES TO FINANCIAL STATEMENTS.
B40

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENT — 19.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $223,091,924; includes $184,989,997 of cash collateral for securities on loan)(b)(w) (Note 4)	223,091,924	$223,091,924

Total Investments — 116.7%
(cost $1,179,579,758; Note 6)		1,314,966,779
Liabilities in Excess of Other Assets(u) — (16.7)%		(188,173,589)

NET ASSETS — 100.0%		$1,126,793,190

The following abbreviations are used in portfolio descriptions:

REIT	Real Estate Investment Trust
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $173,919,268; cash collateral of $184,989,997 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Securities segregated as collateral for futures contracts.
(u)	Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

Futures contracts open at December 31, 2006:
Number			Value at	Value at
of		Expiration	Trade	Dec. 31,	Unrealized
Contracts	Type	Date	Date	2006	Depreciation

Long Positions:
	Russell
48	2000	Mar 07	$19,256,675	$19,077,600	$ (179,075)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.
B41

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 16.4% of collateral received for securities on loan)	19.8%
Financial - Bank & Trust	9.2
Real Estate Investment Trust	7.8
Utilities	4.9
Insurance	4.7
Telecommunications	3.5
Oil & Gas	3.2
Retail & Merchandising	3.2
Electronic Components & Equipment	3.0
Computer Services & Software	2.9
Aerospace	2.5
Industrial Products	2.5
Financial Services	2.4
Chemicals	2.3
Consumer Products & Services	2.0
Healthcare Services	2.0
Machinery & Equipment	2.0
Semiconductors	2.0
Medical Supplies & Equipment	1.8
Metals & Mining	1.8
Construction	1.7
Automotive Parts	1.7
Business Services	1.7
Food	1.5
Machinery	1.1
Building Materials	1.0
Retail	1.0
Equipment Services	0.9
Airlines	0.8
Commercial Banks	0.8
Transportation	0.7
Pharmaceuticals	0.7
Paper & Forest Products	0.7
Clothing & Apparel	0.6
Containers & Packaging	0.6
Internet Services	0.6
Commercial Services	0.6
Communications Equipment	0.6
Apartment/Residential	0.5
Environmental Services	0.5
Media	0.5
Entertainment & Leisure	0.5
Computer Hardware	0.5
Financial - Brokerage	0.5
IT Services	0.5
Thrifts & Mortgage Finance	0.5
Exchange Traded Funds	0.5
Health Services	0.5
Office Equipment	0.4
Broadcasting	0.4
Building & Construction	0.4
Printing & Publishing	0.4
Personal Services	0.4
Technology - Internet	0.4
Basic Materials - Chemical	0.4
Apparel/Shoes	0.4
Metals/Mining Excluding Steel	0.3
Oil, Gas & Consumable Fuels	0.3
Energy Services	0.3
Energy Equipment & Services	0.3
Cable Television	0.3
Food Products	0.3
Conglomerates	0.3
Software	0.3
Furniture	0.3
Railroads	0.3
Specialty Retail	0.3
Electronics	0.3
Energy - Energy Resources	0.3
Electric Utilities	0.2
Gas Distribution	0.2
Restaurants	0.2
Leisure Equipment & Products	0.2
Automotive Components	0.2
Healthcare - Medical Providers	0.2
Hotels, Restaurants & Leisure	0.2
Textiles, Apparel & Luxury Goods	0.2
Manufacturing	0.1
Diversified Financial Services	0.1
Commercial Services & Supplies	0.1
Energy - Oil Services	0.1
Farming & Agriculture	0.1
Medical Products	0.1
Marine	0.1
Electronic Equipment & Instruments	0.1
Consumer Cyclicals - Motor Vehicle	0.1
Consumer Cyclicals - Leisure & Entertainment	0.1
Diversified Consumer Services	0.1
Hotels & Motels	0.1
Apparel & Textile	0.1
Household Durables	0.1
Specialty Chemicals	0.1
Road & Rail	0.1
Household Products	0.1
U.S. Treasury Obligations	0.1
Biotechnology	0.1
Capital Markets	0.1
Drugs & Medicine	0.1
Entertainment	0.1

116.7
Liabilities in Excess of Other Assets	(16.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B42

AST DeAM SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 96.1%		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 0.9%
Catalina Marketing Corp.	39,600	$1,089,000

Aerospace — 0.7%
Orbital Sciences Corp.*	46,700	861,148

Airlines — 1.5%
Alaska Air Group, Inc.*	33,300	1,315,350
ExpressJet Holdings, Inc.*	48,900	396,090
Republic Airways Holdings*	5,400	90,612

		1,802,052

Apparel/Shoes
Phillips-Van Heusen	800	40,136

Automotive Parts — 1.0%
American Axle & Manufacturing Holdings, Inc.(a)	36,500	693,135
Tenneco Automotive, Inc.*	18,900	467,208

		1,160,343

Building Materials — 1.2%
Chaparral Steel Co.	32,800	1,452,056

Business Services — 2.6%
Arbitron, Inc.	11,600	503,904
Building Material Holding Corp.(a)	44,800	1,106,112
CSG Systems International, Inc.*(a)	42,700	1,141,371
John H. Harland Co.	3,200	160,640
UniFirst Corp.	5,500	211,255

		3,123,282

Chemicals — 1.1%
Georgia Gulf Corp.(a)	61,700	1,191,427
H.B. Fuller Co.	2,500	64,550
Spartech Corp.	3,500	91,770

		1,347,747

Clothing & Apparel — 3.2%
Brown Shoe Co., Inc.	25,150	1,200,661
Kellwood Co.(a)	51,000	1,658,520
Warnaco Group, Inc.(The)*	3,000	76,140
Wolverine World Wide, Inc.	33,000	941,160

		3,876,481

Commercial Banks — 1.6%
Greater Bay BanCorp.	21,500	566,095
Hancock Holding Co.	22,400	1,183,616
W Holding Co., Inc.	28,400	169,264

		1,918,975

Commercial Services — 1.1%
FairPoint Communications	8,600	162,970
PHH Corp.*	8,800	254,056
Viad Corp.	1,100	44,660
Watson Wyatt & Co. Holdings	18,900	853,335

		1,315,021

Computer Hardware — 0.7%
Komag, Inc.*(a)	22,800	863,664

Computer Services & Software — 1.4%
Agilysys, Inc.	28,200	472,068
Altiris, Inc.*	12,500	317,250
Caci International, Inc. (Class A Stock)*	6,100	344,650
Covansys Corp.*	2,700	61,965
Lawson Software, Inc.*	34,700	256,433
Radisys Corp.*	16,100	268,387

		1,720,753

Computer Software — 0.5%
Manhattan Associates, Inc.*	21,200	637,696

Construction — 1.2%
Dycom Industries, Inc.*	2,000	42,240
Granite Construction, Inc.	24,700	1,242,904
LSI Industries, Inc.	8,000	158,800

		1,443,944

Consumer Cyclicals – Leisure & Entertainment
K2, Inc.*	3,900	51,441

Consumer Cyclicals – Motor Vehicle — 1.1%
ArvinMeritor, Inc.(a)	74,100	1,350,843

Consumer Cyclicals – Retail Apparel — 0.6%
Big Lots, Inc.*(a)	29,800	683,016
K-Swiss, Inc.(Class A Stock)	2,000	61,480

		744,496

Consumer Products & Services — 2.0%
Blyth, Inc.	9,700	201,275
Buckeye Technologies, Inc.*	6,500	77,870
Coinstar, Inc.*	13,600	415,752
Dollar Thrifty Automotive Group, Inc.*	21,800	994,298
Elizabeth Arden, Inc.*	22,300	424,815
Oakley, Inc.	11,600	232,696

		2,346,706

Containers & Packaging — 1.3%
Rock-Tenn Co.	4,500	121,995
Silgan Holdings, Inc.	34,000	1,493,280

		1,615,275

Diversified Operations — 0.7%
Volt Information Sciences, Inc.*(a)	17,700	888,717

Electric – Integrated — 1.0%
Avista Corp.	49,600	1,255,376

Electronic Components & Equipment — 0.8%
Electro Rental Corp.*	3,500	58,450
Littelfuse, Inc.*	5,100	162,588
Mentor Graphics Corp.*(a)	39,900	719,397

		940,435

Electronics — 0.3%
KEMET Corp.*	45,100	329,230

Entertainment & Leisure — 1.0%
Marvel Entertainment, Inc.*(a)	42,800	1,151,748

SEE NOTES TO FINANCIAL STATEMENTS.

B43

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Finance – Consumer Loans — 0.1%
Accredited Home Lenders Holding Co.*	5,800	$158,224

Financial – Bank & Trust — 11.8%
BankAtlantic Bancorp, Inc. (Class A Stock)	38,600	533,066
BankUnited Financial Corp., (Class A Stock)	67,400	1,884,504
Berkshire Hills Bancorp, Inc.	2,200	73,612
Corus Bankshares, Inc.(a)	75,300	1,737,171
Downey Financial Corp.(a)	6,400	464,512
First Midwest Bancorp, Inc. (IL)	4,600	177,928
First Republic Bank (CA)	1,500	58,620
FirstFed Financial Corp.*(a)	28,100	1,881,857
FirstMerit Corp.	26,800	646,952
Fremont General Corp.	70,000	1,134,700
IBERIABANK Corp.	2,100	124,005
MAF Bancorp, Inc.	18,900	844,641
Pacific Capital BanCorp.(a)	36,800	1,235,744
PFF Bancorp, Inc.	16,050	553,886
Provident Bankshares Corp.	9,100	323,960
Sandy Spring Bancorp, Inc.	4,500	171,810
Sterling Financial Corp.	29,656	1,002,669
Susquehanna Bancshares, Inc.	10,200	274,176
TierOne Corp.	3,500	110,635
UMB Financial Corp.	13,100	478,281
Umpqua Holdings Corp.	2,400	70,632
United Bancshares, Inc.	11,700	452,205

		14,235,566

Financial Services — 1.7%
Apollo Investment Corp.	35,900	804,160
BancFirst Corp.	2,600	140,400
Capital Southwest Corp.	200	25,248
Deluxe Corp.	26,700	672,840
ITLA Capital Corp.	1,400	81,074
MCG Capital Corp.	9,700	197,104
WSFS Financial Corp.	2,100	140,553

		2,061,379

Food — 2.6%
Flowers Foods, Inc.	52,900	1,427,771
Nash Finch Co.(a)	4,300	117,390
Seaboard Corp.	700	1,235,500
Spartan Stores, Inc.	19,400	406,042

		3,186,703

Healthcare Services — 2.8%
Apria Healthcare Group, Inc.*(a)	65,800	1,753,570
Kindred Healthcare, Inc.*	1,900	47,975
Magellan Health Services, Inc.*	37,600	1,625,072

		3,426,617

Industrial Products — 0.8%
Quanex Corp.	8,275	286,232
Tredegar Corp.	29,300	662,473

		948,705

Industrials – Defense/Aerospace — 0.1%
EDO Corp.(a)	4,500	106,830

Insurance — 4.3%
Argonaut Group, Inc.*	17,800	620,508
LandAmerica Financial Group, Inc.(a)	16,900	1,066,559
Midland Co.	1,200	50,340
Navigators Group, Inc.*	8,100	390,258
Odyssey Re Holdings Corp.	36,600	1,365,180
ProAssurance Corp.*	1,600	79,872
Safety Insurance Group, Inc.(a)	1,200	60,852
Selective Insurance Group, Inc.	2,100	120,309
Stewart Information Services Corp.(a)	8,800	381,568
Triad Guaranty, Inc.*	7,600	417,012
Zenith National Insurance Corp.	12,100	567,611

		5,120,069

Internet — 0.2%
RealNetworks, Inc.*	25,200	275,688

Internet Services — 0.9%
EarthLink, Inc.*(a)	47,600	337,960
Harris Interactive, Inc.*	15,900	80,136
InfoSpace, Inc.*	12,100	248,171
United Online, Inc.	28,200	374,496

		1,040,763

Machinery & Equipment — 0.9%
Nacco Industries, Inc. (Class A Stock)	700	95,620
Smith, (A.O.) Corp.(a)	27,500	1,032,900

		1,128,520

Metals & Mining — 2.1%
Century Aluminum Co.*	28,100	1,254,665
Cleveland-Cliffs, Inc.(a)	25,600	1,240,064
Schnitzer Steel Industries, Inc., (Class A Stock)	1,900	75,430

		2,570,159

Miscellaneous Manufacturing — 1.2%
Freightcar America, Inc.	25,800	1,430,610

Office Equipment — 0.4%
Biomed Realty Trust, Inc.(a)	16,600	474,760

Oil & Gas — 5.0%
Comstock Resources, Inc.*	23,400	726,804
Edge Petroleum Corp.*	33,900	618,336
Harvest Natural Resources, Inc.*	53,200	565,516
Northwest Natural Gas Co.	21,000	891,240
Parker Drilling Co.*	17,200	140,524
Penn Virginia Corp.	12,600	882,504
Swift Energy Co.*(a)	30,200	1,353,262
Whiting Petroleum Corp.*	18,800	876,080

		6,054,266

Paper & Forest Products — 0.4%
Potlatch Corp.(a)	11,200	490,784

SEE NOTES TO FINANCIAL STATEMENTS.

B44

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Pharmaceuticals — 2.2%
Alpharma, Inc. (Class A Stock)	29,900	$720,590
Perrigo Co.	64,800	1,121,040
PharmaNet Development Group, Inc.*(a)	21,200	467,884
Viropharma, Inc.*	19,400	284,016

		2,593,530

Printing & Publishing — 1.5%
Scholastic Corp.*	48,600	1,741,824

Real Estate Investment Trust — 9.1%
Alexandria Real Estate Equities, Inc.	6,000	602,400
American Financial Realty Trust	20,100	229,944
American Home Mortgage Investment Corp.(a)	11,100	389,832
Anthracite Capital, Inc.(a)	25,900	329,707
Ashford Hospitality Trust	26,700	332,415
Cresent Real Estate Equities Co.	24,900	491,775
Deerfield Triarc Captial Corp.	1,300	22,009
Education Realty Trust, Inc.	16,900	249,613
Equity One, Inc.(a)	16,100	429,226
FelCor Lodging Trust, Inc.	16,600	362,544
First Industrial Realty Trust, Inc.	11,600	543,924
HealthCare Realty Trust, Inc.(a)	13,700	541,698
High woods Properties, Inc.	15,300	623,628
KKR Financial Corp.(a)	12,900	345,591
LaSalle Hotel Properties	10,900	499,765
Lexington Corp. Properties Trust(a)	19,900	446,357
Maguire Properties, Inc.	7,100	284,000
Mid-America Apartment Communities, Inc.(a)	6,100	349,164
National Retail Properties	18,600	426,870
Nationwide Health Properties, Inc.(a)	22,300	673,906
Newcastle Investment Corp.	6,300	197,316
Pennsylvania Real Estate Investment Trust	12,200	480,436
RAIT Investment Trust	12,300	424,104
Realty Income Corp.	22,700	628,790
Redwood Trust, Inc.(a)	6,900	400,752
Senior Housing Properties Trust(a)	9,000	220,320
Sovran Self Storage, Inc.	6,900	395,232

		10,921,318

Real Estate Investment Trust – Hotels — 0.7%
Strategic Hotels & Resorts, Inc.	21,400	466,306
Sunstone Hotel Investors, Inc.	12,200	326,106

		792,412

Real Estate Investment Trust – Other REIT — 0.5%
Entertainment Properties Trust	8,500	496,740
U-Store-It Trust	7,700	158,235

		654,975

Restaurants — 3.2%
CBRL Group, Inc.	6,700	299,892
CEC Entertainment, Inc.*	4,300	173,075
Jack in the Box, Inc.*	29,000	1,770,160
Luby’s, Inc.*	20,100	218,889
Papa John’s International, Inc.*	46,300	1,343,163

		3,805,179

Retail & Merchandising — 3.4%
Casey’s General Stores, Inc.	41,100	967,905
Cash America International, Inc.	28,600	1,341,340
Core-Mark Holding Co., Inc.*	900	30,105
Movado Group, Inc.	2,100	60,900
Payless Shoesource, Inc.*	42,900	1,407,978
Perry Ellis International, Inc.*	4,300	176,300
Talbots, Inc.	6,600	159,060

		4,143,588

Retail – Automotive — 1.3%
Group 1 Automotive, Inc.(a)	30,700	1,587,804

Semiconductors — 1.7%
Actel Corp.*	4,500	81,720
ATMI, Inc.*	4,400	134,332
Brooks Automation, Inc.*	48,000	691,200
Photronics, Inc.*(a)	61,800	1,009,812
Varian Semiconductor Equipment Associates, Inc.*	1,700	77,384

		1,994,448

Services – Industrial Services — 0.1%
Infrasource Services, Inc.*	3,700	80,549

Services – Telephone — 1.0%
Alaska Communications Systems Group, Inc.	75,400	1,145,326

Shopping Centers — 0.2%
Inland Real Estate Corp.	10,100	189,072

Technology – Computer Software — 0.6%
Hyperion Solutions Corp.*	18,800	675,672

Telecommunications — 3.4%
CT Communications, Inc.	44,900	1,029,108
General Communication, Inc. (Class A Stock).*	60,600	953,238
Golden Telecom, Inc.	19,900	932,116
Iowa Telecommunications Services, Inc.	6,300	124,173
Newport Corp.*	3,100	64,945
Polycom, Inc.*	4,900	151,459
RF Micro Devices, Inc.*(a)	129,800	881,342

		4,136,381

Transportation — 0.5%
Gulfmark Offshore, Inc.*	1,200	44,892
Marten Transport Ltd.*	30,400	557,232
Saia, Inc.*	1,400	32,494

		634,618

Utilities — 3.9%
Allete, Inc.	14,900	693,446
Black Hills Corp.	13,500	498,690

SEE NOTES TO FINANCIAL STATEMENTS.

B45

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Utilities (cont’d.)
EMCOR Group, Inc.*(a)	23,300	$1,324,605
Idacorp, Inc.	6,900	266,685
New Jersey Resources Corp.	11,700	568,386
PNM Resources, Inc.	16,500	513,150
Southwest Gas Corp.	23,000	882,510

		4,747,472

Total Long-Term Investments
(cost $106,510,231)		115,880,376

SHORT-TERM INVESTMENTS — 30.1%
		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Bills(k)(n) (cost $693,375)
4.95%	01/18/07	695	693,388

		shares

AFFILIATED MONEY MARKET MUTUAL FUND — 29.5%
Dryden Core Investment Fund – Taxable Money Market Series (cost $35,606,873; includes $31,359,315 of cash collateral for securities on loan)(b)(w) (Note 4)	35,606,873	35,606,873

Total Short-Term Investments
(cost $36,300,248)		36,300,261

Total Investments — 126.2%
(cost $142,810,479; Note 6)		152,180,637
Liabilities in Excess of Other Assets(u) — (26.2)%		(31,603,570)

NET ASSETS — 100.0%		$120,577,067

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $29,749,907; cash collateral of $31,359,315 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(u)	Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

Futures contracts open at December 31, 2006:
Number			Value at	Value at
of		Expiration	Trade	Dec. 31,	Unrealized
Contracts	Type	Date	Date	2006	(Depreciation)

Long Positions:
	Russell
4	2000	Mar 06	$1,595,975	$1,589,800	$(6,175)
	Russell
40	Mini 2000	Mar 06	3,191,060	3,179,600	(11,460)

					$(17,635)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B46

AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 26.0% of collateral received for securities on loan)	29.5%
Financial – Bank & Trust	11.8
Real Estate Investment Trust	9.1
Oil & Gas	5.0
Insurance	4.3
Utilities	3.9
Retail & Merchandising	3.4
Telecommunications	3.4
Clothing & Apparel	3.2
Restaurants	3.2
Healthcare Services	2.8
Food	2.6
Business Services	2.6
Pharmaceuticals	2.2
Metals & Mining	2.1
Consumer Products & Services	2.0
Financial Services	1.7
Semiconductors	1.7
Commercial Banks	1.6
Airlines	1.5
Printing & Publishing	1.5
Computer Services & Software	1.4
Containers & Packaging	1.3
Retail – Automotive	1.3
Building Materials	1.2
Construction	1.2
Miscellaneous Manufacturing	1.2
Consumer Cyclicals – Motor Vehicle	1.1
Chemicals	1.1
Commercial Services	1.1
Electric – Integrated	1.0
Automotive Parts	1.0
Entertainment & Leisure	1.0
Services – Telephone	1.0
Machinery & Equipment	0.9
Advertising	0.9
Internet Services	0.9
Industrial Products	0.8
Electronic Components & Equipment	0.8
Diversified Operations	0.7
Computer Hardware	0.7
Aerospace	0.7
Real Estate Investment Trust – Hotels	0.7
Consumer Cyclicals – Retail Apparel	0.6
U.S. Treasury Obligation	0.6
Technology – Computer Software	0.6
Computer Software	0.5
Transportation	0.5
Real Estate Investment Trust – Other REIT	0.5
Paper & Forest Products	0.4
Office Equipment	0.4
Electronics	0.3
Internet	0.2
Shopping Centers	0.2
Finance – Consumer Loans	0.1
Industrials – Defense/Aerospace	0.1
Services – Industrial Services	0.1

126.2
Liabilities in Excess of Other Assets	(26.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B47

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.6%
		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace/Defense — 2.2%
Alliant Techsystems, Inc.*(a)	89,725	$7,015,598

Apparel/Shoes — 5.1%
Chico’s FAS, Inc.*(a)	258,326	5,344,765
Coach, Inc.*	150,029	6,445,246
Urban Outfitters, Inc.*(a)	193,000	4,444,790

		16,234,801

Audio Technology — 2.4%
Harman International
Industries, Inc.	76,350	7,628,128

Auto Parts & Related — 1.7%
Gentex Corp.	335,113	5,214,358

Banks — 0.6%
Commerce Bancorp, Inc.	54,600	1,925,742

Beverages — 2.4%
Fortune Brands, Inc.(a)	87,000	7,428,930

Biotechnology — 1.6%
MedImmune, Inc.*(a)	160,306	5,189,105

Commercial Services — 3.0%
Ceridian Corp.*	204,867	5,732,179
Iron Mountain, Inc.*(a)	93,390	3,860,742

		9,592,921

Computer Software — 8.1%
Activision, Inc.*(a)	332,198	5,727,094
Cogent, Inc.*(a)	181,488	1,998,183
Cognizant Technology Solutions Corp.*	60,911	4,699,893
Electronic Arts, Inc.*	105,200	5,297,872
NAVTEQ Corp.*(a)	195,287	6,829,186
Salesforce.com, Inc.*	25,950	945,877

		25,498,105

Consumer Products & Services — 3.6%
Chattem, Inc.*	58,115	2,910,399
Newell Rubbermaid, Inc.	89,306	2,585,409
Weight Watchers International, Inc.	109,700	5,762,541

		11,258,349

Diversified Financial Services — 2.0%
Legg Mason, Inc.	66,400	6,311,320

Drugs & Medicine — 1.7%
Celgene Corp.*(a)	93,031	5,352,073

Electronic Components & Equipment — 1.9%
Jabil Circuit, Inc.	238,100	5,845,355

Energy — 0.6%
Suntech Power Holdings Co., ADR (China)*(a)	59,300	2,016,793

Gaming/Lodging — 2.3%
Harrah’s Entertainment, Inc.	15,375	1,271,820
Hilton Hotels Corp.	176,000	6,142,400

		7,414,220

Healthcare Services — 0.8%
Covance, Inc.*	43,970	2,590,273

Insurance — 2.6%
AON Corp.	88,200	3,116,988
Willis Group Holdings Ltd. (Bermuda)	128,087	5,086,335

		8,203,323

Internet & Online — 1.3%
CNET Networks, Inc.*(a)	445,537	4,049,931

Internet Services — 3.0%
Baidu.com, ADR (China)*	13,600	1,532,992
CheckFree Corp.*	200,600	8,056,096

		9,589,088

Machinery & Equipment — 1.2%
Thermo Electron Corp.*	85,408	3,868,128

Manufacturing — 3.8%
American Standard Cos., Inc.	122,850	5,632,672
Rockwell Automation, Inc.	105,121	6,420,791

		12,053,463

Media — 3.9%
Entravision Communications Corp. (Class A Stock)*	615,405	5,058,629
Focus Media Holding Ltd., ADR (China)*	12,100	803,319
Lamar Advertising Co.*(a)	37,591	2,458,076
XM Satellite Radio Holdings, Inc. (Class A Stock)*(a)	284,300	4,108,135

		12,428,159

Medical Products — 6.5%
C.R. Bard, Inc.	52,793	4,380,235
Charles River Laboratories International, Inc.*(a)	110,019	4,758,322
St. Jude Medical, Inc.*	197,700	7,227,912
Zimmer Holdings, Inc.*	51,939	4,070,979

		20,437,448

Medical Supplies & Equipment — 0.5%
Cytyc Corp.*	55,123	1,559,981

Networking/Telecommunications Equipment — 3.8%
Amphenol Corp.	119,186	7,399,067
Research in Motion Ltd.*(a)	35,000	4,472,300

		11,871,367

Oil & Gas — 4.0%
Dresser Rand Group, Inc.*	184,090	4,504,682
Newfield Exploration Co.*	116,107	5,335,117
Quicksilver Resources, Inc.*(a)	74,600	2,729,614

		12,569,413

Oil Well Services & Equipment — 9.0%
Cameron International Corp.*(a)	137,100	7,273,155
Grant Prideco, Inc.*	148,399	5,901,828
Smith International, Inc.	180,000	7,392,600
Weatherford International Ltd.*	191,700	8,011,143

		28,578,726

SEE NOTES TO FINANCIAL STATEMENTS.

B48

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(CONTINUED)	Shares	(Note 2)

Producer Goods — 2.4%
WW Grainger, Inc.	106,925	$7,478,335

Publishing — 0.5%
Getty Images, Inc.*	34,861	1,492,748

Retail — 4.0%
Advance Auto Parts, Inc.	150,537	5,353,096
Williams-Sonoma, Inc.(a)	229,901	7,228,087

		12,581,183

Semi Cap Equipment — 4.2%
Formfactor, Inc.*(a)	183,145	6,822,151
Tessera Technologies, Inc.*(a)	158,700	6,401,958

		13,224,109

Semiconductors — 3.1%
Advanced Mirco Devices, Inc.*(a)	70,500	1,434,675
First Solar, Inc.*(a)	17,500	521,500
Linear Technology Corp.	223,507	6,776,732
Marvell Technology Group Ltd. (Bermuda)*	61,400	1,178,266

		9,911,173

Telecommunications — 4.8%
American Tower Corp. (Class A Stock)*	91,600	3,414,848
Crown Castle International Corp.*(a)	169,575	5,477,273
Leap Wireless International, Inc.*	27,402	1,629,597
Neustar, Inc. (Class A Stock)*(a)	146,707	4,759,175

		15,280,893

Total Long-Term Investments
(cost $295,217,113)		311,693,539

SHORT-TERM INVESTMENT — 28.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $90,602,165; includes $89,923,897 of cash collateral for securities on loan)(b)(w) (Note 4)	90,602,165	90,602,165

Total Investments — 127.2%
(cost $385,819,278; Note 6)		402,295,704
Liabilities in Excess of Other Assets — (27.2)%		(86,029,898)

NET ASSETS — 100.0%		$316,265,806

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $86,208,155; cash collateral of $89,923,897 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The indusrty classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry

Affiliated Money Market Mutual Fund (including 28.4% of collateral received for securities on loan)	28.6%
Oil Well Services & Equipment	9.0
Computer Software	8.1
Medical Products	6.5
Apparel/Shoes	5.1
Telecommunications	4.8
Semi Cap Equipment	4.2
Oil & Gas	4.0
Retail	4.0
Media	3.9
Manufacturing	3.8
Networking/Telecommunications Equipment	3.8
Consumer Products & Services	3.6
Semiconductors	3.1
Commercial Services	3.0
Internet Services	3.0
Insurance	2.6
Audio Technology	2.4
Beverages	2.4
Producer Goods	2.4
Gaming/Lodging	2.3
Aerospace/Defense	2.2
Diversified Financial Services	2.0
Electronic Components & Equipment	1.9
Auto Parts & Related	1.7
Drugs & Medicine	1.7
Biotechnology	1.6
Internet & Online	1.3
Machinery & Equipment	1.2
Healthcare Services	0.8
Banks	0.6
Energy	0.6
Medical Supplies & Equipment	0.5
Publishing	0.5

127.2
Liabilities in Excess of Other Assets	(27.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B49

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.8%		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 1.8%
aQuantive, Inc.*(a)	139,000	$3,427,740
Focus Media Holding Ltd.*	65,000	4,315,350
Lamar Advertising Co.*	60,000	3,923,400

		11,666,490

Aerospace — 1.6%
AerCap Holdings N.V.*	85,000	1,970,300
Rockwell Collins, Inc.	139,400	8,822,626

		10,792,926

Aerospace & Defense — 0.7%
United Technologies Corp.	70,000	4,376,400

Biotechnology — 3.0%
Celgene Corp.*(a)	240,000	13,807,200
Digene Corp.*	50,000	2,396,000
Genentech, Inc.*	40,000	3,245,200

		19,448,400

Broadcasting — 1.0%
Grupo Televisia SA, ADR (Mexico)	125,000	3,376,250
Liberty Global, Inc. (Class A Stock)*	110,000	3,206,500

		6,582,750

Business Services — 6.1%
Alliance Data Systems Corp.*(a)	220,400	13,768,388
Corporate Executive Board Co. (The)	125,000	10,962,500
Fidelity National Information Services, Inc.	75,000	3,006,750
Iron Mountain, Inc.*(a)	66,800	2,761,512
Mastercard, Inc. (Class A Stock)(a)	80,000	7,879,200
NAVTEQ Corp.*(a)	58,000	2,028,260

		40,406,610

Chemicals — 2.8%
Airgas, Inc.	189,500	7,678,540
Albemarle Corp.	50,000	3,590,000
Ecolab, Inc.(a)	92,000	4,158,400
Lubrizol Corp. (The)	65,100	3,263,463

		18,690,403

Clothing & Apparel — 2.7%
Coach, Inc.*	320,000	13,747,200
Polo Ralph Lauren Corp.	50,000	3,883,000

		17,630,200

Commercial Services — 2.0%
Corrections Corp. of America*	77,500	3,505,325
Laureate Education, Inc.*(a)	105,000	5,106,150
Pharmaceutical Product Development, Inc.	150,000	4,833,000

		13,444,475

Computer Hardware — 2.0%
Cognizant Technology Solutions Corp. (Class A Stock)*	172,500	13,310,100

Computer Services & Software — 4.6%
Akamai Technologies, Inc.*(a)	66,000	3,505,920

Allscripts Healthcare Solutions, Inc.*(a)	130,000	3,508,700
Autodesk, Inc.*	168,300	6,809,418
Cerner Corp.*(a)	189,600	8,626,800
EMC Corp.*	213,200	2,814,240
Microsoft Corp.	170,000	5,076,200

		30,341,278

Computer Software — 1.3%
Network Appliance, Inc.*(a)	225,100	8,841,928

Computers & Peripherals — 0.7%
Logitech Intl S.A. (Switzerland)*	150,000	4,288,500

Consumer Products & Services — 1.8%
Chattem, Inc.*	70,000	3,505,600
Fluor Corp.	50,400	4,115,160
Procter & Gamble Co.	70,000	4,498,900

		12,119,660

Diversified — 1.2%
Dover Corp.	124,700	6,112,794
Roper Industries, Inc.	40,900	2,054,816

		8,167,610

Diversified Financial Services — 1.5%
GFI Group, Inc.*(a)	47,500	2,957,350
Moody’s Corp.	104,700	7,230,582

		10,187,932

Electronic Components — 1.4%
American Power Conversion Corp.	75,000	2,294,250
Molex, Inc.	90,000	2,846,700
Trimble Navigation Ltd.*(a)	82,000	4,159,860

		9,300,810

Entertainment & Leisure — 4.1%
Gaylord Entertainment Co.*(a)	134,500	6,850,085
Penn National Gaming, Inc.*	212,000	8,823,440
Scientific Games Corp. (Class A Stock)*	140,000	4,232,200
Station Casinos, Inc.(a)	90,000	7,350,300

		27,256,025

Financial Services — 4.3%
AmeriCredit Corp.*(a)	105,000	2,642,850
Chicago Mercantile Exchange Holdings, Inc.(a)	24,000	12,234,000
Citigroup, Inc.	80,000	4,456,000
Nuveen Investments, Inc. (Class A Stock)	170,000	8,819,600

		28,152,450

Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	85,000	3,925,300

SEE NOTES TO FINANCIAL STATEMENTS.

B50

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Food Products — 0.9%
Corn Products International, Inc.	80,500	$2,780,470
Dean Foods Co.*	74,500	3,149,860

		5,930,330

Healthcare Providers & Services — 0.9%
AmerisourceBergen Corp.(a)	64,400	2,895,424
UnitedHealth Group, Inc.	54,670	2,937,419

		5,832,843

Healthcare Services — 2.4%
Healthways, Inc.*(a)	66,000	3,148,860
Psychiatric Solutions, Inc.*(a)	172,200	6,460,944
VCA Antech, Inc.*	184,100	5,926,179

		15,535,983

Hotels, Restaurants & Leisure — 2.3%
Hilton Hotels Corp.	164,700	5,748,030
Marriott International, Inc. (Class A Stock)	160,000	7,635,200
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)	41,500	1,963,780

		15,347,010

Industrial Products — 2.7%
Fastenal Co.(a)	200,000	7,176,000
Precision Castparts Corp.	132,000	10,332,960

		17,508,960

Insurance — 0.5%
Genworth Financial, Inc. (Class A Stock)	90,700	3,102,847

Machinery — 2.1%
Caterpillar, Inc.	52,500	3,219,825
Rockwell Automation, Inc.	82,500	5,039,100
Terex Corp.*(a)	83,600	5,398,888

		13,657,813

Manufacturing — 1.1%
Danaher Corp.	104,500	7,569,980

Media — 1.3%
E.W. Scripps Co. (Class A Stock)	67,500	3,370,950
Time Warner, Inc.	230,500	5,020,290

		8,391,240

Medical Supplies & Equipment — 7.0%
C.R. Bard, Inc.	70,000	5,807,900
Cytyc Corp.*	278,600	7,884,380
Gen-Probe, Inc.*	74,500	3,901,565
Hologic, Inc.*(a)	126,700	5,990,376
Intuitive Surgical, Inc.*(a)	27,000	2,589,300
Kyphon, Inc.*(a)	184,500	7,453,800
ResMed, Inc.*(a)	125,000	6,152,500
Varian Medical Systems, Inc.*	134,200	6,383,894

		46,163,715

Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	50,000	2,786,500

Oil, Gas & Consumable Fuels — 5.3%
Denbury Resources, Inc.*	209,500	5,822,005
GSI Commerce, Inc.*(a)	75,000	1,406,250
Murphy Oil Corp.	25,000	1,271,250
National-Oilwell Varco, Inc.*(a)	133,600	8,173,648
Range Resources Corp.	249,500	6,851,270
Smith International, Inc.	140,000	5,749,800
XTO Energy, Inc.	115,000	5,410,750

		34,684,973

Pharmaceuticals — 3.6%
Allergan, Inc.(a)	35,000	4,190,900
Gilead Sciences, Inc.*	105,000	6,817,650
Johnson & Johnson	70,000	4,621,400
MedImmune, Inc.*(a)	31,500	1,019,655
Novartis AG, ADR (Switzerland)	63,100	3,624,464
Schering-Plough Corp.	151,600	3,583,824

		23,857,893

Printing & Publishing — 0.5%
Donnelley, (R.R.) & Sons Co.	50,000	1,777,000
VistaPrint Ltd.*	36,500	1,208,515

		2,985,515

Real Estate — 2.3%
CB Richard Ellis Group, Inc.*(a)	447,000	14,840,400

Retail & Merchandising — 4.0%
Ann Taylor Stores Corp.*(a)	145,000	4,761,800
CVS Corp.(a)	88,700	2,741,717
Kohl’s Corp.*(a)	44,300	3,031,449
Nordstrom, Inc.	190,000	9,374,600
Shoppers Drug Mart Corp.	155,600	6,683,020

		26,592,586

Retail Apparel — 0.7%
Abercrombie & Fitch Co. (Class A Stock)	64,000	4,456,320

Semi-conductors — 3.3%
Diodes, Inc.*(a)	70,000	2,483,600
MEMC Electronic Materials, Inc.*	80,000	3,131,200
Microchip Technology, Inc.	206,800	6,762,360
NVIDIA Corp.*	77,500	2,868,275
Qlogic Corp.*	120,000	2,630,400
Varian Semiconductor Equipment Associates, Inc.*(a)	80,000	3,641,600

		21,517,435

Software — 0.6%
Citrix Systems, Inc.*	50,000	1,352,500
Electronic Arts, Inc.*	50,000	2,518,000

		3,870,500

SEE NOTES TO FINANCIAL STATEMENTS.

B51

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Telecommunications — 10.4%
American Tower Corp. (Class A Stock)*	241,100	$8,988,208
Arris Group, Inc.*(a)	410,000	5,129,100
Dobson Communications Corp. (Class A Stock)*	400,000	3,484,000
Globalstar, Inc*(a)	70,000	973,700
Harris Corp.	102,500	4,700,650
Leap Wireless International, Inc.*(a)	201,500	11,983,205
Motorola, Inc.	140,000	2,878,400
NeuStar, Inc. (Class A Stock)*(a)	160,000	5,190,400
NII Holdings, Inc.*(a)	278,700	17,959,428
SBA Communications Corp.*	80,000	2,200,000
VeriFone Holdings, Inc.*(a)	147,500	5,221,500

		68,708,591

Transportation — 1.1%
C.H. Robinson Worldwide, Inc.(a)	110,000	4,497,900
UTI Worldwide, Inc. (British Virgin Islands)(a)	97,500	2,915,250

		7,413,150

Utilities — 0.9%
General Electric Co.	130,000	4,837,300
Mirant Corp. (The)*	41,800	1,319,626

		6,156,926

Waste Management — 0.3%
Stericycle, Inc.*	25,000	1,887,500

Total Long-Term Investments
(cost $486,029,744)		657,729,257

SHORT-TERM INVESTMENT — 26.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $176,388,844; includes $173,799,675 of cash collateral for securities on loan)(b)(w) (Note 4)	176,388,844	176,388,844

Total Investments — 126.6%
(cost $662,418,588; Note 6)		834,118,101
Liabilities in Excess of Other Assets — (26.6)%		(175,155,655)

NET ASSETS — 100.0%		$658,962,446

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $167,020,203; cash collateral of $173,799,675 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry

Affiliated Money Market Mutual Fund (including 26.4% of collateral received for securities on loan)	26.8%
Telecommunications	10.4
Medical Supplies & Equipment	7.0
Business Services	6.1
Oil, Gas & Consumable Fuels	5.3
Computer Services & Software	4.6
Financial Services	4.3
Entertainment & Leisure	4.1
Retail & Merchandising	4.0
Pharmaceuticals	3.6
Semi-conductors	3.3
Biotechnology	3.0
Chemicals	2.8
Clothing & Apparel	2.7
Industrial Products	2.7
Healthcare Services	2.4
Hotels, Restaurants & Leisure	2.3
Real Estate	2.3
Machinery	2.1
Commercial Services	2.0
Computer Hardware	2.0
Advertising	1.8
Consumer Products & Services	1.8
Aerospace	1.6
Diversified Financial Services	1.5
Electronic Components	1.4
Computer Software	1.3
Media	1.3
Diversified	1.2
Manufacturing	1.1
Transportation	1.1
Broadcasting	1.0
Food Products	0.9
Healthcare Providers & Services	0.9
Utilities	0.9
Aerospace & Defense	0.7
Computers & Peripherals	0.7
Retail Apparel	0.7
Food & Staples Retailing	0.6
Software	0.6
Insurance	0.5
Printing & Publishing	0.5
Metals & Mining	0.4
Waste Management	0.3

126.6
Liabilities in Excess of Other Assets	(26.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B52

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.7%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 1.3%
Empresa Brasileira de Aeronautica SA, ADR (Brazil)	380,700	$15,764,787

Automotive Parts — 1.3%
Advance Auto Parts, Inc.	436,550	15,523,718

Beverages — 1.5%
Constellation Brands, Inc. (Class A Stock)*(a)	638,500	18,529,270

Computer Hardware — 2.3%
Affiliated Computer Services, Inc. (Class A Stock)*	200,600	9,797,304
Lexmark International, Inc., (Class A Stock)*(a)	253,500	18,556,200

		28,353,504

Computer Software — 1.2%
Activision, Inc.*(a)	835,200	14,398,848

Conglomerates
Johnson Controls, Inc.	4,300	369,456

Construction — 14.2%
Centex Corp.(a)	432,200	24,319,894
Chicago Bridge & Iron Co. NV (Netherlands)	808,500	22,104,390
Hovnanian Enterprises, Inc. (Class A Stock)*(a)	715,900	24,269,010
KB Home(a)	481,600	24,696,448
Lennar Corp. (Class A Stock)	487,500	25,574,250
Meritage Homes Corp.*(a)	455,600	21,741,232
NVR, Inc.*(a)	36,100	23,284,500
Ryland Group, Inc. (The)(a)	163,700	8,941,294

		174,931,018

Consumer Products & Services — 1.2%
Whirlpool Corp.(a)	179,900	14,935,298

Diversified Operations — 0.8%
Walter Industries, Inc.	347,000	9,386,350

Electronic Components & Equipment — 2.5%
Avnet, Inc.*	471,100	12,027,183
L-3 Communications Holdings, Inc.	222,300	18,179,694

		30,206,877

Energy – Coal — 1.5%
Arch Coal, Inc.(a)	605,000	18,168,150

Energy – Oil Services — 1.1%
Oil States International, Inc.*(a)	414,500	13,359,335

Energy Services — 1.7%
NRG Energy, Inc.*(a)	369,700	20,706,897

Entertainment & Leisure — 1.4%
Harley-Davidson, Inc.(a)	236,900	16,694,343

Equipment Services — 1.5%
United Rentals, Inc.*(a)	744,900	18,942,807

Financial – Bank & Trust — 0.9%
Hudson City Bancorp, Inc.	810,700	11,252,516

Financial Services — 4.2%
Bear Stearns Cos., Inc.(a)	172,400	28,063,272
IndyMac Bancorp, Inc.(a)	516,800	23,338,688

		51,401,960

Food — 1.0%
Tyson Foods, Inc. (Class A Stock)(a)	733,300	12,062,785

Healthcare Services — 5.1%
Aetna, Inc.	472,100	20,385,278
Coventry Health Care, Inc.*	348,950	17,464,947
LifePoint Hospitals, Inc.*(a)	283,900	9,567,430
Omnicare, Inc.(a)	391,500	15,123,645

		62,541,300

Industrial Products — 0.5%
Ingersoll-Rand Co. Ltd. (Class A Stock)	133,400	5,219,942
Mueller Water Products, Inc.*(a)	52,332	779,747

		5,999,689

Insurance — 3.5%
CIGNA Corp.	151,900	19,985,483
Endurance Specialty Holdings Ltd. (Bermuda)	417,300	15,264,834
PMI Group, Inc. (The)	160,000	7,547,200

		42,797,517

Internet Services — 1.3%
Check Point Software Technologies Ltd.*(a)	654,700	14,351,024
McAfee, Inc.*	76,400	2,168,232

		16,519,256

Machinery & Equipment — 2.6%
Eaton Corp.	116,100	8,723,754
Terex Corp.*	358,500	23,151,930

		31,875,684

Medical Products — 0.8%
Cooper Cos., Inc. (The)(a)	220,677	9,820,127

Metals & Mining — 8.9%
Cleveland-Cliffs, Inc.(a)	423,500	20,514,340
Joy Global, Inc.	525,900	25,422,006
Peabody Energy Corp.(a)	316,900	12,805,929
Phelps Dodge Corp.	187,100	22,399,612
Timken Co.(a)	482,600	14,082,268
United States Steel Corp.	199,700	14,606,058

		109,830,213

Oil & Gas — 12.9%
Canadian Natural Resources Ltd.	383,900	20,434,997
Denbury Resources, Inc.*	669,300	18,599,847
National Fuel Gas Co.	186,900	7,203,126
Noble Corp. (Cayman Islands)	240,900	18,344,535
Oceaneering International, Inc.*	341,700	13,565,490
Quicksilver Resources, Inc.*(a)	399,550	14,619,535
Southwestern Energy Co.*(a)	413,000	14,475,650

SEE NOTES TO FINANCIAL STATEMENTS.

B53

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
COMMON STOCKS	Shares	(Note 2)
(Continued)

Oil & Gas (cont’d.)
Sunoco, Inc.	161,600	$10,077,376
Talisman Energy, Inc. (Canada)	916,470	15,570,825
Williams Cos., Inc.	463,500	12,106,620
XTO Energy, Inc.	303,009	14,256,573

		159,254,574

Pharmaceuticals — 2.9%
Endo Pharmaceuticals Holdings, Inc.*	454,000	12,521,320
Shire Pharmaceuticals Group PLC, ADR (United Kingdom)(a)	378,800	23,394,688

		35,916,008

Real Estate Investment Trust — 5.7%
Annaly Mortgage Management, Inc.(a)	662,700	9,218,157
Colonial Properties Trust(a)	244,700	11,471,536
Developers Diversified Realty Corp.(a)	134,700	8,479,365
First Industrial Realty Trust, Inc.(a)	297,300	13,940,397
iStar Financial, Inc.(a)	393,300	18,807,606
Ventas, Inc.	186,000	7,871,520

		69,788,581

Retail & Merchandising — 6.0%
Aeropostale, Inc.*(a)	505,000	15,589,350
Circuit City Stores, Inc.	749,000	14,216,020
Hot Topic, Inc.*(a)	725,026	9,671,847
NBTY, Inc.*	304,300	12,649,751
Ross Stores, Inc.	208,600	6,111,980
TJX Cos., Inc.	555,800	15,829,184

		74,068,132

Semiconductors — 0.5%
International Rectifier Corp.*	148,100	5,706,293

Technology – Computer Software — 1.2%
Take-Two Interactive Software, Inc.*(a)	864,500	15,353,520

Telecommunications — 1.2%
Arris Group, Inc.*(a)	1,173,000	14,674,230

Transportation — 1.2%
Frontline Ltd.(a)	215,900	6,876,415
Ship Finance International Ltd.(a)	315,690	7,500,794

		14,377,209

Utilities — 4.8%
DPL, Inc.(a)	307,400	8,539,572
Edison International	217,800	9,905,544
Mirant Corp.*	492,000	15,532,440
TXU Corp.	470,500	25,505,805

		59,483,361

Total Long-Term Investments
(cost $1,069,651,742)		1,212,993,613

SHORT-TERM INVESTMENT — 34.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $421,614,114; includes $412,584,772 of cash collateral for securities on loan)(b)(w) (Note 4)	421,614,114	421,614,114

Total Investments — 133.0%
(cost $1,491,265,856; Note 6)		1,634,607,727
Liabilities in Excess of Other Assets — (33.0)%		(405,157,088)

NET ASSETS — 100.0%		$1,229,450,639

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $396,332,547; cash collateral of $412,584,772 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B54

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry

Affiliated Money Market Mutual Fund (including 33.6% of collateral received for securities on loan)	34.3%
Construction	14.2
Oil & Gas	12.9
Metals & Mining	8.9
Retail & Merchandising	6.0
Real Estate Investment Trust	5.7
Healthcare Services	5.1
Utilities	4.8
Financial Services	4.2
Insurance	3.5
Pharmaceuticals	2.9
Machinery & Equipment	2.6
Electronic Components & Equipment	2.5
Computer Hardware	2.3
Energy Services	1.7
Equipment Services	1.5
Beverages	1.5
Energy – Coal	1.5
Entertainment & Leisure	1.4
Internet Services	1.3
Aerospace	1.3
Automotive Parts	1.3
Technology – Computer Software	1.2
Consumer Products & Services	1.2
Telecommunications	1.2
Computer Software	1.2
Transportation	1.2
Energy – Oil Services	1.1
Food	1.0
Financial – Bank & Trust	0.9
Medical Products	0.8
Diversified Operations	0.8
Industrial Products	0.5
Semiconductors	0.5

133.0
Liabilities in Excess of Other Assets	(33.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B55

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 96.0%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 0.9%
General Dynamics Corp.	18,000	$1,338,300

Automotive Parts — 0.4%
BorgWarner, Inc.	10,412	614,517

Business Services — 2.1%
URS Corp.*	74,500	3,192,325

Chemicals — 0.9%
Eastman Chemical Co.	18,300	1,085,373
Valspar Corp.	9,500	262,580

		1,347,953

Clothing & Apparel — 2.2%
VF Corp.	40,100	3,291,408

Commercial Banks — 1.0%
Comerica, Inc.	26,400	1,549,152

Commercial Services — 1.0%
United Rentals, Inc.*	61,300	1,558,859

Commercial Services & Supplies — 0.9%
ChoicePoint, Inc.*	34,200	1,346,796

Communication Equipment — 0.8%
Avaya, Inc.*	83,900	1,172,922

Computer Hardware — 2.2%
Affiliated Computer Services, Inc. (Class A Stock)*(a)	20,500	1,001,220
Cadence Design Systems, Inc.*(a)	127,900	2,290,689

		3,291,909

Computer Services & Software — 4.8%
Autodesk, Inc.*	27,100	1,096,466
Avocent Corp.*	22,200	751,470
Computer Sciences Corp.*	59,287	3,164,147
Global Payments, Inc.	15,500	717,650
Hyperion Solution, Corp.*(a)	42,950	1,543,623

		7,273,356

Construction — 2.3%
D.R. Horton, Inc.(a)	52,300	1,385,427
Hovnanian Enterprises, Inc. (Class A Stock)*(a)	20,200	684,780
Pulte Homes, Inc.	41,700	1,381,104

		3,451,311

Consumer Products & Services — 0.8%
Scotts Co. (The) (Class A Stock)	23,500	1,213,775

Containers & Packaging — 2.1%
Sonoco Products Co.	85,500	3,254,130

Diversified — 2.1%
AptarGroup, Inc.	53,800	3,176,352

Diversified Financial Services — 1.8%
CIT Group, Inc.	23,800	1,327,326
Countrywide Financial Corp.	34,000	1,443,300

		2,770,626

Drugs & Healthcare — 1.5%
IMS Health, Inc.	82,800	2,275,344

Electronic Components — 3.0%
Flextronics International Ltd.*	278,000	3,191,440
Harman International Industries, Inc.	13,900	1,388,749

		4,580,189

Entertainment & Leisure — 0.7%
Scientific Games Corp. (Class A Stock)*	33,700	1,018,751

Environmental Services — 1.9%
Allied Waste Industries, Inc.*	136,700	1,680,043
Republic Services, Inc.	29,700	1,207,899

		2,887,942

Financial – Bank & Trust — 3.0%
Astoria Financial Corp.	45,200	1,363,232
Compass Banshares, Inc.	54,300	3,238,995

		4,602,227

Financial – Brokerage — 0.8%
Edwards, (A.G.), Inc.	19,900	1,259,471

Financial Services — 2.4%
Eaton Vance Corp.	38,100	1,257,681
Jefferies Group, Inc.	43,500	1,166,670
Raymond James Financial, Inc.	40,900	1,239,679

		3,664,030

Food — 2.1%
Hormel Foods Corp.	84,500	3,155,230

Healthcare Providers & Services — 1.8%
Covance, Inc.*	28,700	1,690,717
Coventry Health Care, Inc.*	21,000	1,051,050

		2,741,767

Hotels, Restaurants & Leisure — 2.0%
International Game Technology(a)	39,900	1,843,380
Yum! Brands, Inc.	20,700	1,217,160

		3,060,540

Insurance — 6.3%
Lincoln National Corp.	34,000	2,257,600
Old Republic International Corp.	128,125	2,982,750
Protective Life Corp.	25,100	1,192,250
Safeco Corp.	48,800	3,052,440

		9,485,040

Insurance – Health Insurance — 0.6%
CIGNA Corp.	6,400	842,048

Machinery — 2.5%
Cummins, Inc.	16,400	1,938,152
Eaton Corp.	20,200	1,517,828
Snap-on, Inc.	7,300	347,772

		3,803,752

SEE NOTES TO FINANCIAL STATEMENTS.

B56

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Manufacturing — 0.8%
Harsco Corp.	15,500	$1,179,550

Medical Supplies & Equipment — 4.7%
Bard (C.R.), Inc.	12,200	1,012,234
Beckman Coulter, Inc.	66,500	3,976,700
Biomet, Inc.	34,100	1,407,307
Cooper Cos., Inc. (The) (a)	15,400	685,300

		7,081,541

Oil, Gas & Consumable Fuels — 6.6%
Chesapeake Energy Corp.	35,300	1,025,465
Houston Exploration Co.*	23,400	1,211,652
Newfield Exploration Co.*	30,000	1,378,500
Noble Corp. (Cayman Islands)	21,600	1,644,840
Pioneer Natural Resources Co.	26,300	1,043,847
Questar Corp.	26,500	2,200,825
XTO Energy, Inc.	32,700	1,538,535

		10,043,664

Pharmaceuticals — 1.7%
Barr Pharmaceuticals, Inc.*	26,500	1,328,180
Express Scripts, Inc.*	16,400	1,174,240

		2,502,420

Printing & Publishing — 2.1%
Donnelley, (R.R.) & Sons Co.	89,200	3,170,168

Railroads — 0.9%
Union Pacific Corp.	14,100	1,297,482

Real Estate — 1.1%
Boston Properties, Inc.(a)	15,200	1,700,576

Real Estate Investment Trusts — 4.1%
Apartment Investment & Management Co. (Class A Stock)	27,700	1,551,754
Duke Realty Corp.(a)	77,200	3,157,480
Simon Property Group, Inc.	15,100	1,529,479

		6,238,713

Restaurants — 3.3%
Brinker International, Inc.(a)	29,400	886,704
Darden Restaurants, Inc.	102,700	4,125,459

		5,012,163

Retail & Merchandising — 2.4%
Guitar Center, Inc.*(a)	18,600	845,556
Ruddick Corp.	60,200	1,670,550
TJX Cos., Inc.	38,500	1,096,480

		3,612,586

Semiconductors — 1.7%
International Rectifier Corp.*	31,300	1,205,989
Microchip Technology, Inc.	42,900	1,402,830

		2,608,819

Telecommunication Services — 0.9%
Harris Corp.	28,900	1,325,354

Telecommunications — 2.6%
American Tower Corp. (Class A Stock)*	55,000	2,050,400
Corning, Inc.*	100,800	1,885,968

		3,936,368

Transportation — 3.0%
CSX Corp.	32,000	1,101,760
GATX Corp.	29,700	1,286,901
Werner Enterprises, Inc.	124,400	2,174,512

		4,563,173

Utilities — 5.2%
Consol Energy, Inc.	22,500	722,925
Idacorp, Inc.	72,800	2,813,720
Pinnacle West Capital Corp.	62,800	3,180,192
WPS Resource Corp.	21,500	1,161,645

		7,878,482

Total Long-Term Investments
(cost $132,986,542)		145,371,081

SHORT-TERM INVESTMENT — 13.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $20,686,760; includes $14,370,249 of cash collateral for securities on loan)(b)(w) (Note 4)	20,686,760	20,686,760

Total Investments — 109.6%
(cost $153,673,302; Note 6)		166,057,841
Liabilities in Excess of Other Assets — (9.6)%		(14,573,802)

NET ASSETS — 100.0%		$151,484,039

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $13,740,201; cash collateral of $14,370,249 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B57

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry

Affiliated Money Market Mutual Fund (including 9.5% of collateral received for securities on loan)	13.6%
Oil, Gas & Consumable Fuels	6.6
Insurance	6.3
Utilities	5.2
Computer Services & Software	4.8
Medical Supplies & Equipment	4.7
Real Estate Investment Trusts	4.1
Restaurants	3.3
Financial – Bank & Trust	3.0
Electronic Components	3.0
Transportation	3.0
Telecommunications	2.6
Machinery	2.5
Financial Services	2.4
Retail & Merchandising	2.4
Construction	2.3
Computer Hardware	2.2
Clothing & Apparel	2.2
Containers & Packaging	2.1
Business Services	2.1
Diversified	2.1
Printing & Publishing	2.1
Foods	2.1
Hotels, Restaurants & Leisure	2.0
Environmental Services	1.9
Diversified Financial Services	1.8
Healthcare Providers & Services	1.8
Semiconductors	1.7
Pharmaceuticals	1.7
Drugs & Healthcare	1.5
Real Estate	1.1
Commercial Services	1.0
Commercial Banks	1.0
Chemicals	0.9
Commercial Services & Supplies	0.9
Aerospace	0.9
Telecommunication Services	0.9
Railroads	0.9
Financial – Brokerage	0.8
Consumer Products & Services	0.8
Manufacturing	0.8
Communication Equipment	0.8
Entertainment & Leisure	0.7
Insurance – Health Insurance	0.6
Automotive Parts	0.4

109.6
Liabilities in Excess of Other Assets	(9.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B58

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 96.3%		Value
COMMON STOCKS	Shares	(Note 2)

Building & Construction — 0.4%
Foster Wheeler Corp.*	42,400	$2,337,936

Building & Real Estate — 0.3%
Saint Joe Co. (The)(a)	36,900	1,976,733

Chemicals — 3.6%
Dow Chemical Co.	103,700	4,141,778
Du Pont (E.I.) de Nemours & Co.	83,000	4,042,930
Nova Chemicals Corp. (Canada)	85,600	2,388,240
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	73,900	10,603,172

		21,176,120

Construction — 1.4%
KBR, Inc.*	29,300	766,488
Technip SA (France)	109,548	7,519,630

		8,286,118

Containers & Packaging — 0.8%
Smurfit-Stone Container Corp.*	454,962	4,804,399

Diversified Metals — 1.6%
Companhia Vale do Rio Doce, ADR (Brazil)(a)	230,100	6,843,174
Nucor Corp.	52,800	2,886,048

		9,729,222

Electronic Components & Equipment — 0.5%
Duke Energy Corp.	93,000	3,088,530

Energy Services — 4.8%
Dynegy, Inc. (Class A Stock)*	884,500	6,403,780
Edison International	42,300	1,923,804
NRG Energy, Inc.*(a)	137,600	7,706,976
Peabody Energy Corp.(a)	167,800	6,780,798
W-H Energy Services, Inc.*(a)	111,700	5,438,673

		28,254,031

Exploration & Production — 7.9%
Devon Energy Corp.	138,714	9,304,935
Dresser – Rand Group, Inc.*	52,700	1,289,569
Encore Acquisition Co.*(a)	148,400	3,640,252
Murphy Oil Corp.	248,200	12,620,970
Nexen, Inc. (Canada)	33,900	1,864,500
Royal Dutch Shell PLC, ADR (United Kingdom)	252,900	17,902,791

		46,623,017

Industrial Products — 0.2%
Tmk OAO REGS GDR (Russia)*	28,800	1,008,000

Integrated Petroleum — 13.3%
Baker Hughes, Inc.	200,100	14,939,466
BP PLC, ADR (United Kingdom)	167,700	11,252,670
ChevronTexaco Corp.	65,056	4,783,568
Eni SpA, ADR (Italy)(a)	112,600	7,575,728
Exxon Mobil Corp.	260,100	19,931,463
LUKOIL, ADR (Russia)	64,300	5,655,185
Total Fina SA, ADR (France)	197,600	14,211,392

		78,349,472

Machinery & Equipment — 6.3%
Bucyrus International, Inc. (Class A Stock)	41,700	2,158,392
Caterpillar, Inc.	76,300	4,679,479
Deere & Co.	84,500	8,033,415
Finning International, Inc. (Canada)	56,800	2,327,721
Grant Prideco, Inc.*	183,400	7,293,818
Joy Global, Inc.	145,300	7,023,802
Terex Corp.*(a)	89,300	5,766,994

		37,283,621

Metals & Mining — 10.8%
Alcan, Inc. (Canada)	107,900	5,259,046
Arch Coal, Inc.(a)	202,300	6,075,069
BHP Billiton Ltd. (Australia)	623,300	12,396,879
CONSOL Energy, Inc.	251,300	8,074,269
International Coal Group, Inc.*(a)	307,200	1,674,240
Mechel OAO, ADR (Russia)(a)	108,600	2,767,128
Newmont Mining Corp.	167,826	7,577,344
Rio Tinto PLC (United Kingdom)	172,887	9,200,690
Teck Cominco Ltd. (Class B Stock) (Canada)	144,900	10,918,215

		63,942,880

Oil & Gas — 15.9%
Bill Barrett Corp.*(a)	68,700	1,869,327
Compton Petroleum Corp. (Canada)*	238,100	2,171,472
Diamond Offshore Drilling, Inc.(a)	183,400	14,660,996
Halliburton Co.	60,300	1,872,315
Helmerich & Payne, Inc.	59,300	1,451,071
Hess Corp.	59,700	2,959,329
Key Energy Services, Inc.*	54,600	854,490
Mol Magyar Olaj-Es Gazipari Rt., GDR (Hungary)	30,600	3,473,100
Nabors Industries Ltd.*(a)	120,500	3,588,490
Petroleo Brasileiro SA, ADR (Brazil)	46,800	4,374,864
Schlumberger Ltd.	315,200	19,908,032
Statoil ASA (Norway)	449,650	11,916,965
TETRA Technologies, Inc.*	14,100	360,678
Transocean, Inc. (Cayman Islands)*	147,900	11,963,631
Valero Energy Corp.	99,634	5,097,276
Williams Cos., Inc.	279,800	7,308,376

		93,830,412

Oil Field Equipment & Services — 3.1%
Cameron International Corp.*(a)	346,500	18,381,825

Paper & Forest Products — 4.1%
Domtar, Inc. (Canada)*(a)	250,100	2,110,844
International Paper Co.(a)	235,800	8,040,780
Kimberly-Clark Corp.	64,500	4,382,775
Potlatch Corp.(a)	88,600	3,882,452
Weyerhaeuser Co.	82,500	5,828,625

		24,245,476

Petroleum Exploration & Production — 14.9%
Anadarko Petroleum Corp.	85,700	3,729,664
BG Group PLC (United Kingdom)	405,200	5,498,083
BJ Services Co.	316,900	9,291,508

SEE NOTES TO FINANCIAL STATEMENTS.

B59

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Petroleum Exploration & Production (cont’d.)
Canadian Natural Resources Ltd. (Canada)	278,600	$14,829,878
ConocoPhillips	235,656	16,955,449
EOG Resources, Inc.(a)	118,800	7,419,060
FMC Technologies, Inc.*	84,900	5,232,387
Newfield Exploration Co.*	47,200	2,168,840
Noble Corp. (Cayman Islands)	118,700	9,039,005
Smith International, Inc.	307,800	12,641,346
XTO Energy, Inc.	30,476	1,433,896

		88,239,116

Precious Metals — 1.3%
Meridian Gold, Inc.*	271,800	7,553,322

Railroads — 0.6%
Burlington Northern Santa Fe Corp.	49,100	3,624,071

Real Estate Investment Trust — 2.8%
AMB Property Corp.	50,600	2,965,666
Archstone-Smith Trust(a)	48,000	2,794,080
Boston Properties, Inc.(a)	26,900	3,009,572
Camden Property Trust	33,000	2,437,050
Duke-Weeks Realty Corp.(a)	45,730	1,870,357
ProLogis	34,715	2,109,631
Simon Property Group, Inc.(a)	11,800	1,195,222

		16,381,578

Steel Producers — 0.4%
Tenaris SA, ADR (Luxembourg)	45,100	2,250,039

Utilities — 1.3%
Exelon Corp.	66,000	4,084,740
Reliant Energy, Inc.*	242,900	3,451,609

		7,536,349

Total Long-Term Investments
(cost $466,504,717)		568,902,267

SHORT-TERM INVESTMENTS — 18.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 16.4%
Dryden Core Investment Fund – Taxable Money Market Series (cost $96,787,833; includes $84,654,745 of cash collateral for securities on loan)(b)(w) (Note 4)	96,787,833	96,787,833

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL PAPER(n)— 1.9%
Atlantic Asset Securitization (cost $2,989,400 purchased 12/19/06)(h) 5.30%	01/25/07	NR	3,000	$2,989,400
Chariot Funding LLC 144A (cost $4,988,311 purchased 11/14/06)(h) 5.26%	01/17/07	NR	5,000	4,988,200
FCAR Owner Trust Corp. 5.29%	01/18/07	NR	3,000	2,992,506

Total Commercial Paper
(cost $10,970,217)				10,970,106

Total Short-Term Investments
(cost $107,758,050)				107,757,939

Total Investments — 114.6%
(cost $574,262,767; Note 6)				676,660,206
Liabilities in Excess of Other Assets — (14.6)%				(86,021,695

NET ASSETS — 100.0%				$590,638,511

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NR	Not Rated by Moody’s or Standard & Poor’s
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $81,128,866; cash collateral of $84,654,745 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)	Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities – see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $7,977,711. The aggregate market value of $7,977,600 is approximately 1.4% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B60

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry

Affiliated Money Market Mutual Fund (including 14.3% of collateral received for securities on loan)	16.4%
Oil & Gas	15.9
Petroleum Exploration & Production	14.9
Integrated Petroleum	13.3
Metals & Mining	10.8
Exploration & Production	7.9
Machinery & Equipment	6.3
Energy Services	4.8
Paper & Forest Products	4.1
Chemicals	3.6
Oil Field Equipment & Services	3.1
Real Estate Investment Trust	2.8
Commercial Paper	1.9
Diversified Metals	1.6
Construction	1.4
Precious Metals	1.3
Utilities	1.3
Containers & Packaging	0.8
Railroads	0.6
Electronic Components & Equipment	0.5
Building & Construction	0.4
Steel Producers	0.4
Building & Real Estate	0.3
Industrial Products	0.2

114.6
Liabilities in Excess of Other Assets	(14.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B61

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 97.7%		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 4.6%
Lamar Advertising Co. (Class A Stock)*(a)	441,818	$28,890,479
Sepracor, Inc.*(a)	373,200	22,981,656
SLM Corp.	358,600	17,488,922

		69,361,057

Airlines — 1.8%
Southwest Airlines Co.	1,730,300	26,508,196

Broadcast & Cable/Satellite TV — 1.3%
EchoStar Communications Corp. (Class A Stock)*	513,500	19,528,405

Broadcasting — 0.5%
XM Satellite Radio Holdings, Inc. (Class A Stock)*	475,000	6,863,750

Business Services — 1.8%
Accenture Ltd. (Class A Stock) (Bermuda)	719,200	26,560,056

Computer Services & Software — 7.7%
Autodesk, Inc.*	376,200	15,221,052
Automatic Data Processing, Inc.	448,000	22,064,000
Microsoft Corp.	1,858,600	55,497,796
NAVTEQ Corp.*(a)	310,500	10,858,185
Red Hat, Inc.*(a)	543,500	12,500,500

		116,141,533

Computers — 1.3%
Apple Computer, Inc.*	239,500	20,319,180

Consumer Staples – Home Products — 1.6%
Harman International Industries, Inc.	235,100	23,488,841

Electronic Components & Equipment — 5.2%
General Electric Co.	2,083,300	77,519,593

Entertainment & Leisure — 3.2%
International Game Technology(a)	708,400	32,728,080
Wynn Resorts Ltd.(a)	171,000	16,048,350

		48,776,430

Farming & Agriculture — 1.0%
Monsanto Co.	286,200	15,034,086

Financial Services — 9.4%
E*TRADE Financial Corp.*	978,700	21,942,454
Chicago Mercantile Exchange Holdings, Inc.(a)	19,100	9,736,225
Franklin Resources, Inc.	242,800	26,749,276
Legg Mason, Inc.	185,500	17,631,775
Morgan Stanley	322,300	26,244,889
State Street Corp.	583,500	39,351,240

		141,655,859

Food — 1.6%
Sysco Corp.	659,400	24,239,544

Healthcare Services — 4.3%
Caremark Rx, Inc.	538,600	30,759,446
UnitedHealth Group, Inc.	627,700	33,726,321

		64,485,767

Hotels & Motels — 0.9%
Marriott International, Inc. (Class A Stock)	278,303	13,280,619

Insurance — 1.5%
WellPoint, Inc.*	287,600	22,631,244

Internet Services — 7.8%
Google, Inc. (Class A Stock)*	85,400	39,324,992
Juniper Networks, Inc.*(a)	2,080,000	39,395,200
Monster Worldwide, Inc.*	304,200	14,187,888
VeriSign, Inc.*	300,000	7,215,000
Yahoo!, Inc.*(a)	650,000	16,601,000

		116,724,080

Manufacturing — 1.9%
Danaher Corp.	403,000	29,193,320

Medical Supplies & Equipment — 4.4%
Amgen, Inc.*	362,000	24,728,220
Medtronic, Inc.	501,900	26,856,669
St.Jude Medical, Inc.*(a)	381,100	13,933,016

		65,517,905

Oil & Gas — 1.9%
Schlumberger Ltd. (Netherlands)	226,000	14,274,160
Transocean, Inc. (Cayman Islands)*	184,100	14,891,849

		29,166,009

Pharmaceuticals — 5.5%
Celgene Corp.*(a)	254,400	14,635,632
Cephalon, Inc.*(a)	114,400	8,054,904
Genentech, Inc.*(a)	227,500	18,457,075
Gilead Sciences, Inc.*	488,200	31,698,826
Medco Health Solutions, Inc.*	179,100	9,571,104

		82,417,541

Retail & Merchandising — 9.3%
Amazon.com, Inc.*(a)	752,400	29,689,704
Kohl’s Corp.*(a)	475,900	32,565,837
Target Corp.	469,300	26,773,565
Wal-Mart Stores, Inc.	529,300	24,443,074
Walgreen Co.(a)	568,300	26,079,287

		139,551,467

Semiconductors — 11.8%
Analog Devices, Inc.	814,800	26,782,476
Applied Materials, Inc.	1,650,200	30,446,190
Broadcom Corp., (Class A Stock)*(a)	395,100	12,765,681
Intel Corp.	887,700	17,975,925
Marvell Technology Group Ltd. (Bermuda)*(a)	1,768,100	33,929,839
Maxim Integrated Products, Inc.(a)	948,600	29,046,132
Xilinx, Inc.(a)	1,086,600	25,871,946

		176,818,189

SEE NOTES TO FINANCIAL STATEMENTS.
B62

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Software — 1.2%
Adobe Systems, Inc.*	457,700	$18,820,624

Telecommunications — 5.2%
American Tower Corp. (Class A Stock)*(a)	1,429,500	53,291,760
QUALCOMM, Inc.	263,300	9,950,107
Telefonaktiebolaget LM Ericsson, ADR (Sweden)(a)	388,000	15,609,240

		78,851,107

Transportation — 1.0%
Expeditors International Washington, Inc.	387,400	15,689,700

Total Long-Term Investments
(cost $1,376,970,863)		1,469,144,102

SHORT-TERM INVESTMENT — 21.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $326,847,977; includes $288,097,439 of cash collateral for securities on loan)(b)(w) (Note 4)	326,847,977	326,847,977

Total Investments — 119.4%
(cost $1,703,818,840; Note 6)		1,795,992,079
Liabilities in Excess of Other Assets — (19.4)%		(291,363,364)

NET ASSETS — 100.0%		$1,504,628,715

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $277,132,096; cash collateral of $288,097,439 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 19.1% of collateral received for securities on loan)	21.7%
Semiconductors	11.8
Financial Services	9.4
Retail & Merchandising	9.3
Internet Services	7.8
Computer Services & Software	7.7
Pharmaceuticals	5.5
Telecommunications	5.2
Electronic Components & Equipment	5.2
Advertising	4.6
Medical Supplies & Equipment	4.4
Healthcare Services	4.3
Entertainment & Leisure	3.2
Manufacturing	1.9
Oil & Gas	1.9
Business Services	1.8
Airlines	1.8
Food	1.6
Consumer Staples – Home Products	1.6
Insurance	1.5
Computers	1.3
Broadcast & Cable/Satellite TV	1.3
Software	1.2
Transportation	1.0
Farming & Agriculture	1.0
Hotels & Motels	0.9
Broadcasting	0.5

119.4
Liabilities in Excess of Other Assets	(19.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B63

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 97.7%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 2.1%
Boeing Co. (The)	70,100	$6,227,684
United Technologies Corp.	53,460	3,342,319

		9,570,003

Agriculture — 0.2%
Syngenta AG (Switzerland)*	6,000	1,116,291

Apparel/Shoes — 0.5%
Phillips-Van Heusen Corp.	45,700	2,292,769

Beverages — 1.8%
Coca-Cola Co.	24,700	1,191,775
Diageo PLC (United Kingdom)	127,400	2,500,705
PepsiCo, Inc.	73,420	4,592,421

		8,284,901

Business Services — 3.3%
Accenture Ltd. (Class A Stock)	130,800	4,830,444
Amdocs Ltd.*(a)	176,710	6,847,512
Fidelity National Information Services, Inc.	83,800	3,359,542

		15,037,498

Cable Television — 1.1%
Comcast Corp. (Class A Stock)*	118,200	5,003,406

Clothing & Apparel — 2.8%
Coach, Inc.*	160,100	6,877,896
NIKE, Inc. (Class B Stock)	58,150	5,758,594

		12,636,490

Commercial Services — 0.3%
Moody’s Corp.	21,700	1,498,602

Computer Hardware — 3.1%
Apple Computer, Inc.*	48,320	4,099,469
Dell, Inc.*	91,700	2,300,753
Hewlett-Packard Co.	139,400	5,741,886
Seagate Technology	72,500	1,921,250

		14,063,358

Computer Services — 2.7%
EMC Corp.*	383,570	5,063,124
First Data Corp.	271,800	6,936,336

		11,999,460

Computer Services & Software — 0.3%
GameStop Corp. (Class A Stock)*(a)	22,500	1,239,975

Conglomerates — 3.3%
Altria Group, Inc.	41,600	3,570,112
General Electric Co.	309,040	11,499,378

		15,069,490

Consumer Products & Services — 2.7%
LVMH Moet Hennessy Louis Vuitton SA (France)	22,000	2,321,827
Procter & Gamble Co.	150,300	9,659,781

		11,981,608

Cosmetics & Toiletries — 0.8%
Colgate-Palmolive Co.	55,300	3,607,772

Electronic Components & Equipment — 0.9%
Harman International Industries, Inc.(a)	39,500	3,946,445

Entertainment & Leisure — 3.7%
International Game Technology Group, Inc.(a)	146,400	6,763,680
Las Vegas Sands Corp.*	15,000	1,342,200
Nintendo Co. Ltd. (Japan)	5,000	1,294,444
Royal Caribbean Cruises Ltd.	45,900	1,899,342
Time Warner, Inc.	257,400	5,606,172

		16,905,838

Farming & Agriculture — 2.6%
Bunge Ltd. (Bermuda)(a)	63,400	4,597,134
Monsanto Co.	137,700	7,233,381

		11,830,515

Financial – Bank & Trust — 2.2%
Mellon Financial Corp.(a)	118,200	4,982,130
State Street Corp.	70,000	4,720,800

		9,702,930

Financial Services — 7.1%
American Express Co.	98,609	5,982,608
Chicago Mercantile Exchange Holdings, Inc.(a)	5,100	2,599,725
Countrywide Financial Corp.(a)	53,000	2,249,850
Goldman Sachs Group, Inc.	8,400	1,674,540
Merrill Lynch & Co., Inc.	44,100	4,105,710
Morgan Stanley	61,900	5,040,517
Schwab, (Charles) Corp.	215,700	4,171,638
SLM Corp.	48,190	2,350,226
UBS AG (Switzerland)*	60,359	3,668,104

		31,842,918

Food — 1.3%
Nestle SA (Switzerland)	16,382	5,821,425

Health Care — 0.4%
DaVita, Inc.*	31,200	1,774,656

Healthcare Products — 0.9%
Stryker Corp.	70,100	3,863,211

Healthcare Services — 1.9%
Caremark Rx, Inc.	97,400	5,562,514
UnitedHealth Group, Inc.	55,700	2,992,761

		8,555,275

Hotels & Motels — 0.3%
Harrah’s Entertainment, Inc.	16,900	1,397,968

Industrial Products — 1.3%
Precision Castparts Corp.	72,300	5,659,644

Insurance — 2.2%
AFLAC, Inc.	13,740	632,040
American International Group, Inc.	64,200	4,600,572

SEE NOTES TO FINANCIAL STATEMENTS.
B64

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Insurance (cont’d.)
WellPoint, Inc.*	57,900	$4,556,151

		9,788,763

Internet Services — 4.1%
Akamai Technologies, Inc.*	25,100	1,333,312
Checkfree Corp.*(a)	39,300	1,578,288
eBay, Inc.*(a)	159,400	4,793,158
Google, Inc. (Class A Stock)*	19,780	9,108,294
Yahoo!, Inc.*(a)	59,300	1,514,522

		18,327,574

Machinery & Equipment — 3.3%
Deere & Co.	65,900	6,265,113
Rockwell Automation, Inc.	35,400	2,162,232
Thermo Fisher Scientific, Inc.*	139,900	6,336,071

		14,763,416

Media — 0.7%
McGraw-Hill Cos., Inc.	44,600	3,033,692

Medical Products — 0.3%
Biomet, Inc.	31,500	1,300,005

Medical Supplies & Equipment — 9.3%
Advanced Medical Optics*(a)	65,040	2,289,408
Amgen, Inc.*	90,130	6,156,780
Baxter International, Inc.	100,400	4,657,556
DENTSPLY International, Inc.	113,300	3,382,005
Genzyme Corp.*	169,780	10,455,053
Medtronic, Inc.	169,190	9,053,357
St.Jude Medical, Inc.*	158,700	5,802,072

		41,796,231

Miscellaneous Manufacturing — 0.2%
Danaher Corp.	15,700	1,137,308

Multimedia — 1.5%
News Corp. (Class A Stock)	322,600	6,929,448

Network/Hardware — 3.6%
Cisco Systems, Inc.*	469,160	12,822,143
QUALCOMM, Inc.	94,860	3,584,759

		16,406,902

Oil & Gas — 3.4%
Devon Energy Corp.	33,600	2,253,888
GlobalSantaFe Corp.	37,400	2,198,372
Noble Corp. (Cayman Islands)	30,600	2,330,190
Schlumberger Ltd.	70,500	4,452,780
XTO Energy, Inc.	83,300	3,919,265

		15,154,495

Pharmaceuticals — 6.2%
Allergan, Inc.(a)	36,000	4,310,640
Cardinal Health, Inc.	35,000	2,255,050
Celgene Corp.*(a)	58,600	3,371,258
Johnson & Johnson	84,268	5,563,373
Roche Holding AG (Switzerland)	51,840	9,295,889
Wyeth	65,900	3,355,628

		28,151,838

Retail & Merchandising — 3.5%
CVS Corp.(a)	58,400	1,805,144
Lowe’s Cos., Inc.	152,300	4,744,145
Staples, Inc.	177,100	4,728,570
Target Corp.	79,340	4,526,347

		15,804,206

Semiconductors — 3.6%
Applied Materials, Inc.	175,700	3,241,665
ASML Holding NV (Netherlands)*	73,300	1,805,379
Intel Corp.	330,300	6,688,575
Marvell Technology Group Ltd. (Bermuda)*(a)	166,100	3,187,459
Microchip Technology, Inc.	33,200	1,085,640

		6,008,718

Software — 6.4%
Adobe Systems, Inc.*	232,800	9,572,736
Electronic Arts, Inc.*	84,860	4,273,550
Microsoft Corp.	291,770	8,712,252
Oracle Corp.*	362,720	6,217,021

		28,775,559

Telecommunications — 1.3%
America Movil SA de CV (Class L Stock), ADR (Mexico)(a)	132,660	5,998,885

Transportation — 0.5%
Burlington North Santa Fe Corp.	29,300	2,162,633

Total Long-Term Investments
(cost $401,719,508)		440,242,121

SHORT-TERM INVESTMENTS — 12.3%
AFFILIATED MONEY MARKET
MUTUAL FUND — 9.8%
Dryden Core Investment Fund – Taxable Money Market Series (cost $44,329,746; includes $44,328,990 of cash collateral for securities on loan)(b)(w) (Note 4)	44,329,746	44,329,746

		Moody’s	Principal
Interest	Maturity	Ratings	Amount
Rate	Date	(Unaudited)	(000)#

COMMERCIAL PAPER — 2.5%
Falcon Asset Securities Co. LLC (cost $11,139,366; purchased 12/29/06)(h)
5.28%	01/02/07	NR	11,141	11,139,366

Total Short-Term Investments
(cost $55,469,112)				55,469,112

Total Investments(o)— 110.0%
(cost $457,188,620; Note 6)				495,711,233
Liabilities in Excess of Other Assets — (10.0)%				(45,266,687)

NET ASSETS — 100.0%				$450,444,546

SEE NOTES TO FINANCIAL STATEMENTS.
B65

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
NR	Not Rated by Moody’s or Standard & Poor’s
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $42,717,837; cash collateral of $44,328,990 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)

Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities). At the end of the current reporting period, the aggregate cost of such securities was $11,139,366. The aggregate market value of $11,139,366 is approximately 2.5% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(o)	As of December 31, 2006, 1 security representing $1,294,444 and 0.03% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 9.8% of collateral received for securities on loan)	9.8%
Medical Supplies & Equipment	9.3
Financial Services	7.1
Software	6.4
Pharmaceuticals	6.2
Internet Services	4.1
Entertainment & Leisure	3.7
Network/Hardware	3.6
Semiconductors	3.6
Retail & Merchandising	3.5
Oil & Gas	3.4
Conglomerates	3.3
Business Services	3.3
Machinery & Equipment	3.3
Computer Hardware	3.1
Clothing & Apparel	2.8
Computer Services	2.7
Consumer Products & Services	2.7
Farming & Agriculture	2.6
Commercial Paper	2.5
Insurance	2.2
Financial – Bank & Trust	2.2
Aerospace & Defense	2.1
Healthcare Services	1.9
Beverages	1.8
Multimedia	1.5
Telecommunications	1.3
Food	1.3
Industrial Products	1.3
Cable Television	1.1
Electronic Components & Equipment	0.9
Healthcare Products	0.9
Cosmetics & Toiletries	0.8
Media	0.7
Apparel/Shoes	0.5
Transportation	0.5
Health Care	0.4
Commercial Services	0.3
Hotels & Motels	0.3
Medical Products	0.3
Computer Services & Software	0.3
Miscellaneous Manufacturing	0.2
Agriculture	0.2

110.0
Liabilities in Excess of Other Assets	(10.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B66

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.3%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 9.4%
Boeing Co. (The)	898,412	$79,814,922
General Dynamics Corp.	1,543,395	114,751,418
Lockheed Martin Corp.	1,264,064	116,382,373
United Technologies Corp.	1,356,848	84,830,137

		395,778,850

Automobile Manufacturers — 3.1%
Toyota Motor Corp., ADR (Japan)(a)	956,352	128,447,637

Banks — 2.5%
Wells Fargo & Co.(a)	2,984,637	106,133,692

Beverages — 1.7%
Heinekin NV, ADR (Netherlands)	2,349,859	55,822,076
PepsiCo, Inc.	264,931	16,571,434

		72,393,510

Chemicals — 1.8%
Praxair, Inc.	1,296,195	76,903,249

Commercial Banks — 2.5%
Industrial and Commercial Bank of China (Class H Stock) (China)*	170,922,000	106,135,436

Construction — 2.0%
KB Home(a)	778,564	39,924,762
Lennar Corp. (Class A Stock)(a)	832,260	43,660,359

		83,585,121

Consumer Products & Services — 3.9%
Procter & Gamble Co.	2,519,420	161,923,123

Energy Services — 0.5%
NRG Energy, Inc.*	358,843	20,098,796

Entertainment & Leisure — 6.3%
Las Vegas Sands Corp.*(a)	1,296,971	116,052,965
Station Casinos, Inc.(a)	450,301	36,776,083
Wynn Resorts Ltd.(a)	1,185,639	111,272,220

		264,101,268

Farming & Agriculture — 2.4%
Monsanto Co.	1,908,847	100,271,733

Financial – Bank & Trust — 0.2%
China Merchants Bank Co., Ltd. (China)*	4,058,000	8,597,745

Financial Services — 13.3%
Citigroup, Inc.	1,418,654	79,019,028
Goldman Sachs Group, Inc.	1,140,607	227,380,005
Lehman Brothers Holdings, Inc.	1,627,896	127,171,236
UBS AG (Switzerland)	2,068,976	124,821,322

		558,391,591

Healthcare Services — 6.9%
UnitedHealth Group, Inc.(a)	5,386,732	289,429,110

Hotels & Motels — 4.1%
Four Seasons Hotels, Inc. (Canada)	545,714	44,743,091
MGM Mirage*	2,203,957	126,396,934

		171,140,025

Media — 4.0%
Comcast Corp.*(a)	4,001,123	169,367,537

Medical Supplies & Equipment — 1.3%
Genzyme Corp.*	856,628	52,751,152

Oil & Gas — 2.1%
Schlumberger Ltd.(a)	1,427,232	90,143,973

Pharmaceuticals — 5.3%
Amylin Pharmaceuticals, Inc.*(a)	1,215,884	43,856,936
Genentech, Inc.*	2,199,363	178,434,320

		222,291,256

Railroads — 5.5%
Burlington North Santa Fe Corp.	1,858,021	137,140,530
Union Pacific Corp.	996,829	91,728,205

		228,868,735

Real Estate Operating Companies — 0.9%
CB Richard Ellis Group, Inc.*(a)	343,580	11,406,856
Saint Joe Co. (The)(a)	469,099	25,129,633

		36,536,489

Restaurants — 3.2%
Starbucks Corp.*(a)	1,639,148	58,058,622
Yum! Brands, Inc.	1,319,663	77,596,185

		135,654,807

Retail & Merchandising — 6.0%
Federated Department Stores, Inc.	1,642,130	62,614,417
Lowe’s Cos., Inc.(a)	3,144,548	97,952,670
Nordstrom, Inc.(a)	411,805	20,318,459
Target Corp.	1,268,598	72,373,516

		253,259,062

Semiconductors — 0.9%
Intel Corp.	1,843,385	37,328,546

Telecommunications — 5.7%
America Movil SA de CV, ADR (Mexico)(a)	1,400,686	63,339,021
China Mobile Ltd. (Hong Kong)	9,350,000	80,596,534
Cisco Systems, Inc.*	3,427,044	93,661,112

		237,596,667

Transportation — 2.8%
FedEx Corp.	1,065,343	115,717,557

Total Long-Term Investments
(cost $3,246,555,841)		4,122,846,667

SEE NOTES TO FINANCIAL STATEMENTS.
B67

AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENT — 13.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $552,941,334; includes $478,041,385 of cash collateral for securities on loan)(b)(w) (Note 4)	552,941,334	$552,941,334

Total Investments — 111.5%
(cost $3,799,497,175; Note 6)		4,675,788,001
Liabilities in Excess of Other Assets — (11.5)%		(481,540,979)

NET ASSETS — 100.0%		$4,194,247,022

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $461,042,120; cash collateral of $478,041,385 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Financial Services	13.3%
Affiliated Money Market Mutual Fund (including 11.4% of collateral received for securities on loan)	13.2
Aerospace	9.4
Healthcare Services	6.9
Entertainment & Leisure	6.3
Retail & Merchandising	6.0
Telecommunications	5.7
Railroads	5.5
Pharmaceuticals	5.3
Hotels & Motels	4.1
Media	4.0
Consumer Products & Services	3.9
Restaurants	3.2
Automobile Manufacturers	3.1
Transportation	2.8
Commercial Banks	2.5
Banks	2.5
Farming & Agriculture	2.4
Oil & Gas	2.1
Construction	2.0
Chemicals	1.8
Beverages	1.7
Medical Supplies & Equipment	1.3
Semiconductors	0.9
Real Estate Operating Companies	0.9
Energy Services	0.5
Financial – Bank & Trust	0.2

111.5
Liabilities in Excess of Other Assets	(11.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B68

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.7%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 1.7%
United Technologies Corp.	170,700	$10,672,164

Beverages — 3.6%
PepsiCo, Inc.	373,100	23,337,405

Biotechnology — 6.1%
Amgen, Inc.*	169,390	11,571,031
Celgene Corp.*(a)	229,420	13,198,532
MedImmune, Inc.*(a)	446,340	14,448,026

		39,217,589

Broadcasting — 1.7%
XM Satellite Radio Holdings, Inc. (Class A Stock)*(a)	740,080	10,694,156

Commercial Services — 6.1%
McGraw-Hill Cos., Inc.	578,484	39,348,482

Computer Services — 7.3%
Checkfree Corp.*(a)	288,430	11,583,349
First Data Corp.	725,830	18,523,181
Western Union Co.	750,830	16,833,609

		46,940,139

Computer Software — 6.7%
Electronic Arts, Inc.*	416,800	20,990,048
Microsoft Corp.	747,704	22,326,442

		43,316,490

Consumer Services — 1.2%
Realogy Corp.*	258,682	7,843,244

Financials — 3.0%
Charles Schwab Corp.	998,360	19,308,282

Gaming/Lodging — 1.6%
Harrah’s Entertainment, Inc.	124,343	10,285,653

Internet & Online — 6.7%
Google, Inc. (Class A Stock)*	50,200	23,116,096
Yahoo!, Inc.*(a)	784,300	20,031,022

		43,147,118

Medical Products — 6.0%
St.Jude Medical, Inc.*	550,078	20,110,852
Stryker Corp.	123,231	6,791,260
Zimmer Holdings, Inc.*	153,109	12,000,684

		38,902,796

Movies & Entertainment — 2.3%
Viacom, Inc. (Class B Stock)*	369,130	15,145,404

Networking/Telecom Equipment — 5.3%
Cisco Systems, Inc.*	573,560	15,675,395
Research in Motion Ltd.*	147,090	18,795,160

		34,470,555

Oil & Gas — 4.0%
Suncor Energy, Inc.	324,560	25,611,030

Oil Well Services & Equipment — 8.0%
Baker Hughes, Inc.	335,370	25,038,724
Schlumberger Ltd.	420,720	26,572,676

		51,611,400

Retailing — 7.0%
Lowe’s Cos., Inc.(a)	378,100	11,777,815
Target Corp.	304,920	17,395,686
Wal-Mart Stores, Inc.	345,530	15,956,575

		45,130,076

Semiconductors — 5.0%
Linear Technology Corp.	498,460	15,113,307
QUALCOMM, Inc.	450,390	17,020,238

		32,133,545

Specialty Finance — 9.1%
American Express Co.	254,310	15,428,988
Freddie Mac	636,347	43,207,961

		58,636,949

Telecommunications — 7.3%
American Tower Corp. (Class A Stock)*(a)	599,620	22,353,833
Crown Castle International Corp.*(a)	389,890	12,593,447
Sprint Nextel Corp.	633,030	11,957,936

		46,905,216

Total Long-Term Investments
(cost $543,665,979)		642,657,693

SHORT-TERM INVESTMENT — 14.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $93,222,705; includes $88,871,370 of cash collateral for securities on loan)(b)(w) (Note 4)	93,222,705	93,222,705

Total Investments — 114.1%
(cost $636,888,684; Note 6)		735,880,398
Liabilities in Excess of Other Assets — (14.1)%		(91,155,692)

NET ASSETS — 100.0%		$644,724,706

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $85,882,562; cash collateral of $88,871,370 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.
B69

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 13.5% of collateral received for securities on loan)	14.4%
Specialty Finance	9.1
Oil Well Services & Equipment	8.0
Computer Services	7.3
Telecommunications	7.3
Retailing	7.0
Computer Software	6.7
Internet & Online	6.7
Commercial Services	6.1
Biotechnology	6.1
Medical Products	6.0
Networking/Telecom Equipment	5.3
Semiconductors	5.0
Oil & Gas	4.0
Beverages	3.6
Financials	3.0
Movies & Entertainment	2.3
Broadcasting	1.7
Aerospace	1.7
Gaming/Lodging	1.6
Consumer Services	1.2

114.1
Liabilities in Excess of Other Assets	(14.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B70

AST DeAM LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 92.8%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 1.6%
Raytheon Co.	106,000	$5,596,800

Automobile Manufacturers — 0.2%
Ford Motor Co.(a)	70,000	525,700

Automotive Parts — 0.7%
Autoliv, Inc. (Germany)	9,400	566,820
TRW Automotive Holdings Corp.	76,500	1,979,055

		2,545,875

Beverages — 0.7%
Pepsi Bottling Group, Inc.	79,700	2,463,527

Broadcast & Cable/Satellite TV — 1.0%
Cablevision Systems New York Group (Class A Stock)	126,700	3,608,416

Broadcasting & Cable — 0.3%
Comcast Corp. (Class A Stock)*	25,400	1,075,182

Chemicals — 1.4%
Chemtura Corp.	50,700	488,241
Lyondell Chemical Co.(a)	133,500	3,413,595
Sherwin-Williams Co.	13,200	839,256

		4,741,092

Clothing & Apparel — 1.0%
Jones Apparel Group, Inc.	103,300	3,453,319

Computer Hardware — 2.4%
Hewlett-Packard Co.	130,500	5,375,295
Lexmark International, Inc.
(Class A Stock)*(a)	43,400	3,176,880

		8,552,175

Conglomerates — 1.4%
Altria Group, Inc.	26,900	2,308,558
Honeywell International, Inc.	59,300	2,682,732

		4,991,290

Consumer Products & Services — 2.4%
Colgate-Palmolive Co.(a)	49,600	3,235,904
Hasbro, Inc.	44,500	1,212,625
Loews Corp.– Carolina Group	37,000	2,394,640
Newell Rubbermaid, Inc.	18,000	521,100
Procter & Gamble Co.	18,600	1,195,422

		8,559,691

Consumer Staples – Food & Beverage — 0.7%
Smithfield Foods, Inc.	88,900	2,281,174

Diversified Operations
Thornburg Mortgage Asset Corp.(a)	3,100	77,903

Electric — 0.1%
Pepco Holdings, Inc.	16,900	439,569

Electronic Components & Equipment — 2.2%
Duke Energy Corp.(a)	22,200	737,262
General Electric Co.	78,500	2,920,985
Parker Hannifin Corp.	52,700	4,051,576

		7,709,823

Electronic Equipment & Instruments — 0.7%
Tech Data Corp.*(a)	68,500	2,594,095

Entertainment & Leisure — 2.0%
Mattel, Inc.	21,900	496,254
Walt Disney Co.	192,600	6,600,402

		7,096,656

Environmental Services — 0.2%
Waste Management, Inc.	23,500	864,095

Equipment Services — 0.2%
United Rentals, Inc.*(a)	28,800	732,384

Financial – Bank & Trust — 9.8%
Bank of America Corp.	298,300	15,926,237
National City Corp.	44,800	1,637,888
Regions Financial Corp.	65,000	2,431,000
U.S. BanCorp.	137,300	4,968,887
Wells Fargo & Co.(a)	258,900	9,206,484

		34,170,496

Financial Services — 12.5%
Ambac Financial Group, Inc.	11,200	997,584
Citigroup, Inc.	126,175	7,027,948
Goldman Sachs Group, Inc.	25,800	5,143,230
J.P. Morgan Chase & Co.	266,384	12,866,347
KeyCorp.	60,100	2,285,603
Lehman Brothers Holdings, Inc.	55,600	4,343,472
Merrill Lynch & Co., Inc.	86,300	8,034,530
Morgan Stanley	9,500	773,585
PNC Financial Services Group, Inc.(a)	28,900	2,139,756

		43,612,055

Food — 2.0%
ConAgra Foods, Inc.	93,600	2,527,200
Kroger Co.(The)	108,900	2,512,323
Safeway, Inc.	54,300	1,876,608

		6,916,131

Healthcare Services — 0.2%
Universal Health Services, Inc.
(Class B Stock)	13,000	720,590

Hotels & Motels — 0.2%
Host Hotels & Resorts, Inc.	31,900	783,145

Household Products — 0.7%
Kimberly-Clark Corp.	37,500	2,548,125

Industrial Conglomerates — 0.1%
Teleflex, Inc.	5,500	355,080

Insurance — 6.2%
American Financial Group, Inc.(a)	107,400	3,856,734
American International Group, Inc.	17,700	1,268,382
Berkley, (W.R.) Corp.	131,287	4,530,714
HCC Insurance Holdings, Inc.	122,200	3,921,398
Loews Corp.	63,500	2,633,345
MetLife, Inc.	75,100	4,431,651
Radian Group, Inc.	16,200	873,342

		21,515,566

SEE NOTES TO FINANCIAL STATEMENTS.

B71

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Machinery & Equipment — 1.3%
AGCO Corp.*(a)	77,400	$2,394,756
Snap-on, Inc.	42,300	2,015,172

		4,409,928

Medical Supplies & Equipment — 1.6%
Abbott Laboratories	82,200	4,003,962
Hillenbrand Indutries, Inc.	26,300	1,497,259

		5,501,221

Metals & Mining — 1.7%
Nucor Corp.	58,500	3,197,610
United States Steel Corp.	36,800	2,691,552

		5,889,162

Oil & Gas — 13.8%
Cabot Oil & Gas Corp.(a)	4,300	260,795
ChevronTexaco Corp.	158,000	11,617,740
Cimarex Energy Co.(a)	73,300	2,675,450
ConocoPhillips	84,700	6,094,165
Devon Energy Corp.	8,700	583,596
Exxon Mobil Corp.	235,800	18,069,354
Noble Energy, Inc.	53,400	2,620,338
Sunoco, Inc.	39,700	2,475,692
Valero Energy Corp.	75,700	3,872,812

		48,269,942

Paper & Forest Products — 1.4%
International Paper Co.	129,400	4,412,540
Rayonier, Inc.	9,050	371,503

		4,784,043

Pharmaceuticals — 5.8%
McKesson Corp.	82,200	4,167,540
Merck & Co., Inc.	77,200	3,365,920
Pfizer, Inc.	496,100	12,848,990

		20,382,450

Real Estate Investment Trust — 2.8%
AMB Property Corp.	2,600	152,386
Apartment Investment & Management Co. (Class A Stock)(a)	8,900	498,578
Archstone-Smith Trust	14,700	855,687
Avalonbay Communities, Inc.	2,900	377,145
Boston Properties, Inc.	4,200	469,896
CBL & Associates Properties, Inc.	1,400	60,690
Equity Residential Properties Trust	24,500	1,243,375
Federal Realty Investment Trust	3,200	272,000
General Growth Properties, Inc.	5,600	292,488
Health Care Property Investors, Inc.	4,300	158,326
Health Care REIT, Inc.	2,600	111,852
Hospitality Properties Trust(a)	4,200	199,626
iStar Financial, Inc.(a)	3,300	157,806
Mack-Cali Realty Corp.(a)	10,900	555,900
ProLogis	15,300	929,781
Public Storage, Inc.	7,000	682,500
Regency Centers Corp.	1,400	109,438
Simon Property Group, Inc.(a)	9,200	931,868
Ventas, Inc.(a)	5,400	228,528
Vornado Realty Trust	10,400	1,263,600
Weingarten Realty Investors	3,300	152,163

		9,703,633

Restaurants — 0.4%
Wendy’s International, Inc.	39,000	1,290,510

Retail & Merchandising — 1.0%
Dollar Tree Stores, Inc.*	102,100	3,073,210
Federated Department Stores, Inc.	14,900	568,137

		3,641,347

Semiconductors — 0.3%
Micron Technology, Inc.*(a)	74,200	1,035,832

Telecommunications — 6.0%
AT&T, Inc.(a)	319,100	11,407,825
Citizens Communications Co.	151,200	2,172,744
Verizon Communications, Inc.	194,800	7,254,352

		20,834,921

Transportation — 1.2%
Laidlaw International, Inc.	8,700	264,741
Ryder System, Inc.	74,700	3,814,182

		4,078,923

Utilities — 4.6%
American Electric Power Co., Inc.	25,000	1,064,500
Dynegy, Inc. (Class A Stock)*	35,000	253,400
Edison International	13,400	609,432
Entergy Corp.	18,600	1,717,152
FirstEnergy Corp.(a)	113,500	6,833,835
Sempra Energy	101,200	5,664,164

		16,142,483

Total Common Stocks
(cost $292,360,026)		324,494,349

		Moody’s	Principal
Interest	Maturity	Ratings	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE OBLIGATIONS
Retail & Merchandising
Ames Department Stores, Inc., Sr. Notes(g)(i)
10.00%	04/15/06	NR	40	4

Total Long-Term Investments
(cost $292,372,776)				324,494,353

SHORT-TERM INVESTMENTS — 18.9%
			Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 18.3%
Dryden Core Investment Fund – Taxable Money Market Series (cost $63,816,471; includes $42,567,134 of cash collateral for securities on loan)(b)(w) (Note 4)			63,816,471	63,816,471

SEE NOTES TO FINANCIAL STATEMENTS.

B72

AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bills(k)(n)
4.91%	01/18/07	600	$598,608
4.95%	01/18/07	1,335	1,331,904
4.96%	01/18/07	225	224,478

(cost $2,154,961)			2,154,990

Total Short-Term Investments
(cost $65,971,432)			65,971,461

Total Investments — 111.7%
(cost $358,344,208; Note 6)			390,465,814
Liabilities in Excess of
Other Assets(u) — (11.7)%			(41,002,869)

NET ASSETS — 100.0%			$349,462,945

The following abbreviations are used in portfolio descriptions:

NR	Not Rated by Moody’s or Standard & Poor’s
REIT	Real Estate Investment Trust
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $40,726,093; cash collateral of $42,567,134 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(u)	Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2006:
Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2006	Appreciation

Long Position:
67	S&P 500	Mar 07	$23,916,413	$23,925,700	$9,287

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-investments and liabilities in excess of other assets shown as percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 12.2% of collateral received for securities on loan)	18.3%
Oil & Gas	13.8
Financial Services	12.5
Financial – Bank & Trust	9.8
Insurance	6.2
Telecommunications	6.0
Pharmaceuticals	5.8
Utilities	4.6
Real Estate Investment Trust	2.8
Consumer Products & Services	2.4
Computer Hardware	2.4
Electronic Components & Equipment	2.2
Entertainment & Leisure	2.0
Food	2.0
Metals & Mining	1.7
Aerospace	1.6
Medical Supplies & Equipment	1.6
Conglomerates	1.4
Paper & Forest Products	1.4
Chemicals	1.4
Machinery & Equipment	1.3
Transportation	1.2
Retail & Merchandising	1.0
Broadcast & Cable/Satellite TV	1.0
Clothing & Apparel	1.0
Electronic Equipment & Instruments	0.7
Household Products	0.7
Automotive Parts	0.7
Beverages	0.7
Consumer Staples – Food & Beverage	0.7
U.S. Treasury Obligation	0.6
Restaurants	0.4
Broadcasting & Cable	0.3
Semiconductors	0.3
Environmental Services	0.2
Hotels & Motels	0.2
Equipment Services	0.2
Healthcare Services	0.2
Automobile Manufacturers	0.2
Electric	0.1
Industrial Conglomerates	0.1

111.7
Liabilities in Excess of Other Assets	(11.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B73

AST LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 94.6%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace & Defense — 1.5%
Goodrich Corp.	57,700	$2,628,235
Honeywell International, Inc.	21,000	950,040
Lockheed Martin Corp.	68,700	6,325,209
Northrop Grumman Corp.	317,400	21,487,980
United Technologies Corp.	16,900	1,056,588

		32,448,052

Agriculture — 1.3%
UST, Inc.	463,100	26,952,420

Auto Components — 0.7%
Johnson Controls, Inc.	116,300	9,992,496
Magna International, Inc. (Class A Stock)	53,550	4,313,453

		14,305,949

Automotive Parts — 0.1%
Advance Auto Parts, Inc.	30,000	1,066,800

Banks — 0.2%
Bank of New York Co., Inc. (The)	43,500	1,712,595
Colonial BancGroup, Inc. (The)	109,300	2,813,382

		4,525,977

Beverages — 0.2%
Coca-Cola Co.	9,700	468,025
Coca-Cola Enterprises, Inc.	177,600	3,626,592

		4,094,617

Biotechnology — 0.2%
Amgen, Inc.*	66,100	4,515,291

Broadcast & Cable/Satellite TV
Clear Channl Communications, Inc.	11,200	398,048

Chemicals — 1.7%
Air Products & Chemicals, Inc.	5,200	365,456
Dow Chemical Co.	238,400	9,521,696
Eastman Chemical Co.	230,900	13,694,679
PPG Industries, Inc.	1,400	89,894
Praxair, Inc.	42,600	2,527,458
Rohm & Haas Co.	196,000	10,019,520

		36,218,703

Commercial Banks — 5.3%
Associated Banc-Corp.	8,100	282,528
Bank of America Corp.	1,285,309	68,622,648
Fannie Mae	439,000	26,072,210
First Horizon National Corp.	10,400	434,512
KeyCorp.	157,000	5,970,710
Marshall & Ilsley Corp.	154,200	7,418,562
UnionBanCal Corp.	70,300	4,305,875

		113,107,045

Commercial Services & Supplies — 0.3%
Waste Management, Inc.	177,050	6,510,129

Computer Networking
Network Appliance, Inc.*(a)	200	7,856

Computer Services & Software — 0.2%
Hewlett-Packard Co.	69,600	2,866,824
Oracle Corp.*	88,300	1,513,462

		4,380,286

Computers & Peripherals — 0.1%
Sun Microsystems, Inc.*	494,800	2,681,816

Construction — 0.2%
D.R. Horton, Inc.(a)	45,300	1,199,997
KB Home(a)	600	30,768
Toll Brothers, Inc.*(a)	79,700	2,568,731

		3,799,496

Consumer Products & Services — 1.7%
Avon Products, Inc.(a)	37,900	1,252,216
Procter & Gamble Co.	555,700	35,714,839

		36,967,055

Containers & Packaging
Smurfit-Stone Container Corp.*	12,700	134,112

Diversified
Boston Properties, Inc.	2,500	279,700

Diversified Financial Services — 7.4%
Capital One Financial Corp.	49,116	3,773,091
CIT Group, Inc.	224,900	12,542,673
Citigroup, Inc.	973,300	54,212,810
E*Trade Financial Corp.*	49,400	1,107,548
Goldman Sachs Group, Inc.	6,600	1,315,710
JPMorgan Chase & Co.	366,000	17,677,800
Merrill Lynch & Co., Inc.	48,800	4,543,280
State Street Corp.	168,300	11,350,152
TCF Financial Corp.	102,800	2,818,776
U.S. BanCorp.	690,200	24,978,338
Wells Fargo & Co.	647,000	23,007,320
Zions BanCorp.	16,500	1,360,260

		158,687,758

Diversified Manufacturing Operations — 0.1%
Textron, Inc.	30,800	2,888,116

Electric Utilities — 5.7%
American Electric Power Co., Inc.	309,700	13,187,026
CMS Energy Corp.*(a)	377,300	6,300,910
Dominion Resources, Inc.(a)	32,900	2,758,336
Dynegy, Inc. (Class A Stock)*	55,900	404,716
Edison International	277,700	12,629,796
Exelon Corp.	294,200	18,208,038
FPL Group, Inc.(a)	229,850	12,508,437
General Electric Co.	1,116,200	41,533,802
Northeast Utilities	173,600	4,888,576
Pinnacle West Capital Corp.	52,100	2,638,344
SCANA Corp.	55,700	2,262,534
Sierra Pacific Resources*	279,900	4,710,717

		122,031,232

SEE NOTES TO FINANCIAL STATEMENTS.

B74

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Entertainment & Leisure — 0.3%
Sabre Holdings Corp.	42,200	$1,345,758
Walt Disney Co. (The)	121,000	4,146,670

		5,492,428

Exchange Traded Fund — 0.3%
iShares Russell 1000 Value
Index Fund	72,420	5,979,719

Financial – Bank & Trust — 2.7%
Comerica, Inc.	236,400	13,871,952
PNC Financial Services Group, Inc.(a)	73,700	5,456,748
Sovereign Bancorp, Inc.(a)	357,105	9,066,896
SunTrust Banks, Inc.(a)	76,400	6,451,980
Wachovia Corp.	390,900	22,261,755

		57,109,331

Financial – Brokerage — 0.2%
MGIC Investment Corp.(a)	69,600	4,352,784

Financial Services — 3.7%
AMBAC Financial Group, Inc.	130,200	11,596,914
Franklin Resources, Inc.	57,400	6,323,758
Freddie Mac	521,350	35,399,665
Morgan Stanley	322,200	26,236,746
TD Ameritrade Holding Corp.	50,400	815,472

		80,372,555

Food — 0.2%
Safeway, Inc.	138,400	4,783,104
SUPERVALU, Inc.	700	25,025

		4,808,129

Food & Staples Retailing — 0.3%
Wal-Mart Stores, Inc.	136,800	6,317,424

Food Products — 0.6%
H.J. Heinz Co.	6,000	270,060
Kellogg Co.	6,600	330,396
Kraft Foods, Inc. (Class A Stock)	94,300	3,366,510
Sysco Corp.	30,300	1,113,828
Unilever PLC, ADR (United Kingdom)	307,870	8,564,943

		13,645,737

Healthcare Providers & Services — 2.3%
Aetna, Inc.	268,000	11,572,240
Tenet Healthcare Corp.*(a)	1,092,900	7,617,513
UnitedHealth Group, Inc.	375,900	20,197,107
WellPoint, Inc.*	136,400	10,733,316

		50,120,176

Healthcare Services — 0.1%
Burlington North Santa Fe Corp.	8,900	656,909
Quest Diagnostics, Inc.	27,000	1,431,000

		2,087,909

Hotels, Restaurants & Leisure — 1.1%
Harrah’s Entertainment, Inc.	84,730	7,008,866
McDonald’s Corp.	174,900	7,753,317
Starwood Hotels & Resorts Worldwide, Inc.	100	6,250
Wyndham Worldwide Corp.*	103,420	3,311,508
Yum! Brands, Inc.	91,050	5,353,740

		23,433,681

Household Durables — 1.4%
Centex Corp.(a)	108,000	6,077,160
Lennar Corp. (Class A Stock)(a)	425,400	22,316,484
Lennar Corp. (Class B Stock)	36,750	1,805,160

		30,198,804

Industrial Conglomerates — 2.1%
3M Co.	237,100	18,477,203
Tyco International Ltd.	869,400	26,429,760

		44,906,963

Insurance — 7.1%
Allstate Corp. (The)	127,500	8,301,525
American International Group, Inc.	195,600	14,016,696
Assurant, Inc.(a)	92,200	5,094,050
Chubb Corp.	118,600	6,275,126
CIGNA Corp.	24,000	3,157,680
Genworth Financial, Inc. (Class A Stock)(a)	638,200	21,832,822
Hanover Insurance Group, Inc. (The)	110,700	5,402,160
Hartford Financial Service Group, Inc.	171,800	16,030,658
Lincoln National Corp.	53,300	3,539,120
MBIA, Inc.	158,600	11,587,316
MetLife, Inc.(a)	280,350	16,543,454
Progressive Corp.	3,900	94,458
Protective Life Corp.	45,400	2,156,500
St. Paul Travelers Cos., Inc. (The)	361,750	19,422,357
UnumProvident Corp.(a)	670,150	13,925,717
XL Capital Ltd. (Class A Stock)	70,500	5,077,410

		152,457,049

Internet Services — 1.3%
eBay, Inc.*(a)	13,200	396,924
Electronic Data Systems Corp.	1,039,250	28,631,337

		29,028,261

IT Services — 0.1%
First Data Corp.	66,700	1,702,184

Leisure Equipment & Products
Mattel, Inc.	11,200	253,792

Machinery — 0.7%
Deere & Co.	22,500	2,139,075
Eaton Corp.	90,300	6,785,142
SPX Corp.(a)	117,300	7,174,068

		16,098,285

SEE NOTES TO FINANCIAL STATEMENTS.

B75

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Machinery & Equipment — 0.1%
Rockwell Automation, Inc.	46,000	$2,809,680

Media — 2.2%
CBS Corp.(Class B Stock)	281,700	8,783,406
Comcast Corp. (Class A Stock)*(a)	146,300	6,192,879
E.W. Scripps Co. (Class A Stock)	30,200	1,508,188
EchoStar Communications Corp. (Class A Stock)*	19,000	722,570
Gannett Co., Inc.(a)	149,400	9,032,724
Idearc, Inc.*	209,000	5,987,850
News Corp. (Class A Stock)	420,100	9,023,748
Time Warner, Inc.	225,100	4,902,678
Viacom, Inc. (Class B Stock)*	34,100	1,399,123

		47,553,166

Medical Supplies & Equipment — 0.6%
Baxter International, Inc.	12,500	579,875
Johnson & Johnson	108,400	7,156,568
McKesson Corp.	4,000	202,800
Sepracor, Inc.*(a)	40,400	2,487,832
Zimmer Holdings, Inc.*	42,700	3,346,826

		13,773,901

Metals & Mining — 1.2%
Alcoa, Inc.	707,750	21,239,578
United States Steel Corp.	74,000	5,412,360

		26,651,938

Miscellaneous Manufacturers — 0.1%
Ingersoll-Rand Co. Ltd.
(Class A Stock) (Bermuda)	80,900	3,165,617

Multi-Utilities — 0.4%
Wisconsin Energy Corp.	41,800	1,983,828
Xcel Energy, Inc.	286,400	6,604,384

		8,588,212

Oil, Gas & Consumable Fuels — 12.8%
Anadarko Petroleum Corp.	267,700	11,650,304
Apache Corp.	175,500	11,672,505
Baker Hughes, Inc.	9,800	731,668
BJ Services Co.	500	14,660
ChevronTexaco Corp.	449,800	33,073,794
ConocoPhillips	977,000	70,295,150
Devon Energy Corp.	426,500	28,609,620
El Paso Corp.	357,900	5,468,712
Encana Corp.(a)	90,400	4,153,880
Exxon Mobil Corp.	806,100	61,771,443
Halliburton Co.	204,900	6,362,145
Marathon Oil Corp.	111,700	10,332,250
Occidental Petroleum Corp.	310,600	15,166,598
Sunoco, Inc.	30,900	1,926,924
Tesoro Corp.	99,350	6,534,249
Valero Energy Corp.	48,700	2,491,492
Weatherford International Ltd.*	50,800	2,122,932
XTO Energy, Inc.	72,700	3,420,535

		275,798,861

Paper & Forest Products — 0.6%
Weyerhaeuser Co.	174,450	12,324,893

Pharmaceuticals — 4.9%
Abbott Laboratories	174,000	8,475,540
Bristol-Myers Squibb Co.	172,200	4,532,304
Merck & Co., Inc.	563,300	24,559,880
Pfizer, Inc.	1,256,400	32,540,760
Schering-Plough Corp.	251,900	5,954,916
Wyeth	555,200	28,270,784

		104,334,184

Real Estate
Nationwide Health Properties, Inc.(a)	3,500	105,770

Real Estate Investment Trusts — 1.6%
Apartment Investment & Management Co. (Class A Stock)(a)	107,300	6,010,946
Cresent Real Estate Equities Co.	54,000	1,066,500
Global Signal, Inc.	10,500	553,035
Health Care Property Investors, Inc.(a)	29,700	1,093,554
Hospitality Properties Trust(a)	64,000	3,041,920
Host Marriot Corp.	261,800	6,427,190
Mack-Cali Realty Corp.(a)	31,100	1,586,100
New Century Financial Corp.(a)	124,700	3,939,273
ProLogis	121,300	7,371,401
Realty Income Corp.(a)	54,800	1,517,960
Simon Property Group, Inc.(a)	20,100	2,035,929
Taubman Centers, Inc.	3,300	167,838

		34,811,646

Real Estate Management & Development — 0.5%
Realogy Corp.*	344,550	10,446,756

Retail & Merchandising — 1.0%
Abercrombie & Fitch Co. (Class A Stock)	26,300	1,831,269
Federated Department Stores, Inc.	175,700	6,699,441
J.C. Penney Co., Inc.	45,500	3,519,880
Kohl’s Corp.*(a)	49,000	3,353,070
Lowe’s Co., Inc.(a)	141,900	4,420,185
Target Corp.	14,200	810,110

		20,633,955

Road & Rail
Avis Budget Group	48,960	1,061,942

Semiconductors — 0.1%
Linear Technology Corp.	38,200	1,158,224

Semiconductors & Semiconductor Equipment — 0.1%
Xilinx, Inc.(a)	74,000	1,761,940

Software — 2.8%
BMC Software, Inc.*	264,700	8,523,340
CA, Inc.	919,204	20,819,971
International Business Machines Corp.	46,800	4,546,620
Microsoft Corp.	875,450	26,140,937

		60,030,868

SEE NOTES TO FINANCIAL STATEMENTS.

B76

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Specialty Finance — 0.1%
Ventas, Inc.	49,200	$2,082,144

Specialty Retail — 2.0%
Borders Group, Inc.	254,700	5,692,545
Home Depot, Inc.	738,200	29,646,112
Staples, Inc.	322,400	8,608,080

		43,946,737

Telecommunication Services — 0.1%
Crown Castle International Corp.*(a)	92,700	2,994,210

Telecommunications — 4.1%
AT&T, Inc.(a)	725,000	25,918,750
BellSouth Corp.	82,500	3,886,575
Cisco Systems, Inc.*	162,400	4,438,392
Corning, Inc.*	159,400	2,982,374
Juniper Networks, Inc.*	91,500	1,733,010
Motorola, Inc.	113,400	2,331,504
QUALCOMM, Inc.	77,900	2,943,841
Sprint Nextel Corp.	480,700	9,080,423
Verizon Communications, Inc.	929,100	34,599,684

		87,914,553

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.*	81,000	3,479,760
Jones Apparel Group, Inc.	191,700	6,408,531
NIKE, Inc. (Class B Stock)	600	59,418

		9,947,709

Thrifts & Mortgage Finance — 1.8%
Countrywide Financial Corp.(a)	241,400	10,247,430
Washington Mutual, Inc.	605,050	27,523,724

		37,771,154

Tobacco — 3.9%
Altria Group, Inc.	943,350	80,958,297
Imperial Tobacco Group, ADR (United Kingdom)	40,600	3,208,618

		84,166,915

Transportation — 0.9%
CSX Corp.	162,900	5,608,647
FedEx Corp.	21,000	2,281,020
Norfolk Southern Corp.	226,500	11,390,685

		19,280,352

Utilities — 0.8%
DTE Energy Co.	51,400	2,488,274
Duke Energy Corp.	267,400	8,880,354
Illinois Tool Works, Inc.	45,100	2,083,169
TXU Corp.	83,300	4,515,693

		17,967,490

Total Long-Term Investments
(cost $1,823,743,198)		2,035,448,486

SHORT-TERM INVESTMENT — 12.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $260,019,009; includes $139,049,736 of cash collateral for securities on loan)(b)(w) (Note 4)	260,019,009	260,019,009

Total Investments — 106.7%
(cost $2,083,762,207; Note 6)		2,295,467,495
Liabilities in Excess of
Other Assets(u) — (6.7)%		(144,128,122)

NET ASSETS — 100.0%		$2,151,339,373

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $132,869,186; cash collateral of $139,049,736 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(u)	Liabilities in excess of other assets includes unrealized appreciation on future contracts as follows:

Futures contracts open at December 31, 2006:

Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2006	Appreciation

Long Position:
241	S&P 500	Mar 07[1]	$85,396,837	$86,061,100	$664,263

1	Cash of $3,374,000 has been segregated with the custodian to cover requirements for the above open futures contracts at December 31, 2006.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B77

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Oil, Gas & Consumable Fuels	12.8%
Affiliated Money Market Mutual Fund (Including 6.4% of cash collateral for securities on loan)	12.1
Diversified Financial Services	7.4
Insurance	7.1
Electric Utilities	5.7
Commercial Banks	5.3
Pharmaceuticals	4.9
Telecommunications	4.1
TobacCo.	3.9
Financial Services	3.7
Software	2.8
Financial – Bank & Trust	2.7
Healthcare Providers & Services	2.3
Media	2.2
Industrial Conglomerates	2.1
Specialty Retail	2.0
Thrifts & Mortgage Finance	1.8
Consumer Products & Services	1.7
Chemicals	1.7
Real Estate Investment Trusts	1.6
Aerospace & Defense	1.5
Household Durables	1.4
Internet Services	1.3
Agriculture	1.3
Metals & Mining	1.2
Hotels, Restaurants & Leisure	1.1
Retail & Merchandising	1.0
Transportation	0.9
Machinery	0.8
Utilities	0.8
Auto Components	0.7
Medical Supplies & Equipment	0.6
Food Products	0.6
Paper & Forest Products	0.6
Real Estate Management & Development	0.5
Textiles, Apparel & Luxury Goods	0.5
Multi-Utilities	0.4
Commercial Services & Supplies	0.3
Food & Staples Retailing	0.3
Exchange Traded Funds	0.3
Entertainment & Leisure	0.3
Food	0.2
Banks	0.2
Biotechnology	0.2
Computer Services & Software	0.2
Financial – Brokerage	0.2
Beverages	0.2
Construction	0.2
Miscellaneous Manufacturers	0.1
Telecommunication Services	0.1
Diversified Manufacturing Operations	0.1
Computers & Peripherals	0.1
Healthcare Services	0.1
Specialty Finance	0.1
Semiconductors & Semiconductor Equipment	0.1
IT Services	0.1
Semiconductors	0.1
Automotive Parts	0.1

106.7
Liabilities in Excess of Other Assets	(6.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B78

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS		Value
	Shares	(Note 2)

Advertising — 0.3%
Interpublic Group of Cos., Inc. (The)*(a)	93,500	$1,144,440

Aerospace — 1.0%
Boeing Co.	27,900	2,478,636
Northrop Grumman Corp.	30,900	2,091,930

		4,570,566

Automobile Manufacturers — 0.5%
DaimlerChysler AG (Germany)(a)	37,900	2,327,439

Automotive Parts — 1.2%
Autoliv, Inc.	37,100	2,237,130
BorgWarner, Inc.	21,500	1,268,930
Magna International, Inc. (Class A Stock)	23,600	1,900,980

		5,407,040

Beverages — 0.7%
Coca-Cola Co.	30,200	1,457,150
Coca-Cola Enterprises, Inc.	40,600	829,052
Molson Coors Brewing Co. (Class B Stock)	11,400	871,416

		3,157,618

Broadcasting — 0.8%
CBS Corp. (Class B Stock)	117,700	3,669,886

Business Services — 0.5%
Accenture Ltd. (Class A Stock)	63,800	2,356,134

Cable Television — 1.1%
Comcast Corp. (Class A Stock)*(a)	117,800	4,986,474

Chemicals — 2.5%
Ashland, Inc.	32,900	2,276,022
Avery Dennison Corp.	27,600	1,874,868
Dow Chemical Co. (The)	45,700	1,825,258
DuPont, (E.I.) de Nemours & Co.	47,700	2,323,467
Hercules, Inc.*	4,092	79,017
Lubrizol Corp. (The)	25,650	1,285,834
PPG Industries, Inc.	27,900	1,791,459

		11,455,925

Clothing & Apparel — 0.3%
Jones Apparel Group, Inc.	46,900	1,567,867

Computer Hardware — 1.5%
Hewlett-Packard Co.	79,200	3,262,248
International Business
Machines Corp.	30,500	2,963,075
Lexmar International, Inc.,
(Class A Stock)*(a)	6,700	490,440

		6,715,763

Computer Services & Software — 1.2%
Ceridian Corp.*	40,200	1,124,796
Electronic Data Systems Corp.	63,900	1,760,445
Microsoft Corp.	66,500	1,985,690
Tech Data Corp.*(a)	18,850	713,849

		5,584,780

Conglomerates — 2.3%
Altria Group, Inc.	100,400	8,616,328
Textron, Inc.	10,300	965,831
Tyco International Ltd.	33,200	1,009,280

		10,591,439

Consumer Products & Services — 4.3%
Black & Decker Corp.	24,800	1,983,256
Clorox Co.	40,600	2,604,490
Colgate-Palmolive Co.	33,000	2,152,920
International Flavors & Fragrances, Inc.	27,900	1,371,564
Kimberly-Clark Corp.	36,400	2,473,380
Procter & Gamble Co.	129,900	8,348,673
UST, Inc.	17,500	1,018,500

		19,952,783

Containers & Packaging — 1.6%
Bemis Co., Inc.	46,300	1,573,274
Crown Holdings, Inc.*	80,300	1,679,876
Owens-Illinois, Inc.*	61,800	1,140,210
Smurfit-Stone Container Corp.*	129,100	1,363,296
Sonoco Products Co.	38,400	1,461,504

		7,218,160

Electronic Components & Equipment — 4.6%
Arrow Electronics, Inc.*(a)	24,000	757,200
Flextronics International Ltd.*	190,600	2,188,088
General Electric Co.	405,800	15,099,818
Sanmina-SCI Corp.*	190,600	657,570
Solectron Corp.*(a)	227,350	732,067
SPX Corp.(a)	31,200	1,908,192

		21,342,935

Entertainment & Leisure — 1.8%
Disney, (Walt) Co. (The)	86,900	2,978,063
Time Warner, Inc.	234,800	5,113,944

		8,092,007

Financial – Bank & Trust — 8.8%
Astoria Financial Corp.	50,300	1,517,048
Bank of America Corp.	268,100	14,313,859
BB &T Corp.	21,500	944,495
Comerica, Inc.	40,400	2,370,672
Fifth Third BanCorp.	35,700	1,461,201
Huntington Bancshares, Inc.	70,300	1,669,625
National City Corp.(a)	97,100	3,549,976
Regions Financial Corp.	9,500	355,300
SunTrust Banks, Inc.(a)	43,800	3,698,910
U.S. BanCorp.	92,200	3,336,718
Wachovia Corp.	57,500	3,274,625
Wells Fargo & Co.	108,000	3,840,480

		40,332,909

SEE NOTES TO FINANCIAL STATEMENTS.

B79

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial Services — 17.3%
Ambac Financial Group, Inc.	9,500	$846,165
Ameriprise Financial, Inc.	47,800	2,605,100
CIT Group, Inc.	27,200	1,516,944
Citigroup, Inc.	367,500	20,469,750
Countrywide Financial Corp.	95,400	4,049,730
Fannie Mae	98,700	5,861,793
Freddie Mac	60,300	4,094,370
Goldman Sachs Group, Inc.	4,600	917,010
J.P. Morgan Chase & Co.	274,600	13,263,180
Janus Capital Group, Inc.(a)	84,200	1,817,878
KeyCorp.	43,475	1,653,354
MBIA, Inc.	40,100	2,929,706
Mellon Financial Co.(a)	59,300	2,499,495
Merrill Lynch & Co., Inc.	67,300	6,265,630
MGIC Investment Corp.(a)	39,600	2,476,584
Morgan Stanley	31,600	2,573,188
Waddell & Reed Financial, Inc. (Class A Stock)	21,100	577,296
Washington Mutual, Inc.	109,200	4,967,508

		79,384,681

Food — 2.6%
ConAgra Foods, Inc.	90,700	2,448,900
Kellogg Co.	37,900	1,897,274
Kraft Foods, Inc. (Class A Stock)	20,100	717,570
Kroger Co. (The)	118,900	2,743,023
Safeway, Inc.	49,700	1,717,632
Sara Lee Corp.	147,800	2,517,034

		12,041,433

Healthcare Services — 0.2%
Tenet Healthcare Corp.*	127,700	890,069

Industrial Products — 0.2%
Cooper Inustries Ltd. (Class A Stock)	9,800	886,214

Insurance — 8.7%
ACE Ltd.	15,100	914,607
Aflac, Inc.	8,300	381,800
Allstate Corp. (The)	13,725	893,635
American International Group, Inc.	156,200	11,193,292
Aon Corp.	35,000	1,236,900
Chubb Corp.	59,800	3,164,018
Genworth Financial, Inc. (Class A Stock)	96,800	3,311,528
Hartford Financial Services Group, Inc. (The)	36,100	3,368,491
MetLife, Inc.(a)	59,325	3,500,768
Old Republic International Corp.	105,800	2,463,024
PartnerRe Ltd. (Bermuda)(a)	6,200	440,386
RenaissanceRe Holdings Ltd.	30,700	1,842,000
St. Paul Travelers Cos., Inc. (The)	79,140	4,249,027
Torchmark Corp.	2,225	141,866
UnumProvident Corp.(a)	64,800	1,346,544
XL Capital Ltd. (Class A Stock)	23,000	1,656,460

		40,104,346

Machinery & Equipment — 1.0%
Cummins, Inc.(a)	18,500	2,186,330
Eaton Corp.	32,500	2,442,050

		4,628,380

Medical Supplies & Equipment — 0.2%
AmerisourceBergen Corp.(a)	24,275	1,091,404

Metals & Mining — 0.5%
Mittal Steel Co. (Class A Stock) (Netherlands)(a)	53,000	2,235,540

Movies & Entertainment — 0.2%
Viacom, Inc. (Class B Stock)*	26,500	1,087,295

Oil & Gas — 12.5%
BP PLC, ADR (United Kingdom)	30,500	2,046,550
ChevronTexaco Corp.	175,500	12,904,515
ConocoPhillips	87,600	6,302,820
Exxon Mobil Corp.	337,100	25,831,973
GlobalSantaFe Corp. (Cayman Islands)	20,100	1,181,478
Marathon Oil Corp.	47,200	4,366,000
Occidental Petroleum Corp.	11,800	576,194
Royal Dutch Shell PLC, ADR (Netherlands)	25,900	1,833,461
Total Fina SA, ADR (France)	30,000	2,157,600

		57,200,591

Paper & Forest Products — 0.5%
Temple-Inland, Inc.	54,400	2,504,032

Pharmaceuticals — 4.5%
Lilly, (Eli) & Co.	23,900	1,245,190
Merck & Co., Inc.	148,300	6,465,880
Pfizer, Inc.	508,300	13,164,970

		20,876,040

Printing & Publishing — 0.6%
Gannett Co., Inc.(a)	35,800	2,164,468
Idearc, Inc.*	12,560	359,844

		2,524,312

Railroads — 0.6%
CSX Corp.	85,400	2,940,322

Restaurants — 1.0%
McDonald’s Corp.	101,100	4,481,763

Retail & Merchandising — 2.6%
Dillard’s, Inc. (Class A Stock)	35,800	1,251,926
Dollar Tree Stores, Inc.*	27,600	830,760
Family Dollar Stores, Inc.	27,100	794,843
Gap, Inc. (The)	125,700	2,451,150
Limited Brands, Inc.	86,900	2,514,886
Mattel, Inc.	33,100	750,046
Office Depot, Inc.*(a)	56,900	2,171,873
Saks, Inc.	55,800	994,356

		11,759,840

SEE NOTES TO FINANCIAL STATEMENTS.

B80

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Semiconductors — 0.1%
Taiwan Semiconductor Manufacturing
Co. Ltd., ADR (Taiwan)(a)	41,200	$450,316

Telecommunications — 8.3%
American Tower Corp. (Class A Stock)*	35,300	1,315,984
AT&T, Inc.(a)	320,800	11,468,600
BellSouth Corp.	117,700	5,544,847
Crown Castle International Corp.*(a)	35,700	1,153,110
Embarq Corp.	48,700	2,559,672
Nokia Corp. (Class A Stock), ADR (Finland)	73,600	1,495,552
Sprint Corp.	240,300	4,539,267
Tellabs, Inc.*	72,000	738,720
Verizon Communications, Inc.	251,200	9,354,688

		38,170,440

Utilities — 2.2%
Allegheny Energy, Inc.*	4,600	211,186
Constellation Energy Group, Inc.(a)	37,500	2,582,625
Dominion Resources, Inc.(a)	9,900	830,016
Entergy Corp.	30,500	2,815,760
TXU Corp.	40,400	2,190,084
Wisconsin Energy Corp.	30,700	1,457,022

		10,086,693

Total Long-Term Investments
(cost $365,391,513)		453,817,876

SHORT-TERM INVESTMENT — 13.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $61,846,260; includes $55,569,125 of cash collateral for securities on loan)(b)(w) (Note 4)	61,846,260	61,846,260

Total Investments — 112.3%
(cost $427,237,773; Note 6)		515,664,136
Liabilities in Excess of
Other Assets — (12.3)%		(56,553,821)

NET ASSETS — 100.0%		$459,110,315

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities is $52,908,597; cash collateral of $55,569,125 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Financial Services	17.3%
Affiliated Money Market Mutual Fund (including 12.1% of collateral received for securities on loan)	13.5
Oil & Gas	12.5
Financial – Bank & Trust	8.8
Insurance	8.7
Telecommunications	8.3
Electronic Components & Equipment	4.6
Pharmaceuticals	4.5
Consumer Products & Services	4.3
Food	2.6
Retail & Merchandising	2.6
Chemicals	2.5
Conglomerates	2.3
Utilities	2.2
Entertainment & Leisure	1.8
Containers & Packaging	1.6
Computer Hardware	1.5
Computer Services & Software	1.2
Automotive Parts	1.2
Cable Television	1.1
Machinery & Equipment	1.0
Aerospace	1.0
Restaurants	1.0
Broadcasting	0.8
Beverages	0.7
Railroads	0.6
Printing & Publishing	0.6
Paper & Forest Products	0.5
Business Services	0.5
Automobile Manufacturers	0.5
Metals & Mining	0.5
Clothing & Apparel	0.3
Advertising	0.3
Medical Supplies & Equipment	0.2
Movies & Entertainment	0.2
Healthcare Services	0.2
Industrial Products	0.2
Semiconductors	0.1

112.3
Liabilities in Excess of Other Assets	(12.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B81

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.8%		Value
COMMON STOCKS	Shares	(Note 2)

Apartment/Residential — 24.5%
Apartment Investment & Management Co., REIT (Class A Stock)	280,400	$15,708,008
Archstone-Smith Trust, REIT	351,300	20,449,173
Avalonbay Communities, Inc., REIT	218,335	28,394,467
BRE Properties, Inc., REIT	256,600	16,684,132
Camden Property Trust, REIT	75,100	5,546,135
Equity Residential Properties Trust, REIT	559,200	28,379,400
Essex Property Trust, Inc., REIT	89,100	11,516,175
GMH Communities Trust, REIT	103,100	1,046,465
Post Properties, Inc., REIT	156,961	7,173,117
United Dominion Realty Trust, Inc., REIT	90,800	2,886,532

		137,783,604

Diversified Operations — 5.8%
Colonial Properties Trust, REIT	30,100	1,411,088
Cresent Real Estate Equities Co., REIT	89,200	1,761,700
Sun Communities, Inc., REIT	134,400	4,349,184
Vornado Realty Trust, REIT	208,763	25,364,705

		32,886,677

Forestry — 1.5%
Plum Creek Timber Co., REIT	209,400	8,344,590

Healthcare Services — 2.7%
Health Care Property Investors, Inc., REIT	99,600	3,667,272
Health Care REIT, Inc.	35,150	1,512,153
Nationwide Health Properties, Inc., REIT	87,300	2,638,206
Ventas, Inc., REIT	181,500	7,681,080

		15,498,711

Hotels & Motels — 9.5%
Hilton Hotels Corp.	321,200	11,209,880
Host Hotels & Resort Inc., REIT	1,006,597	24,711,956
Starwood Hotels & Resorts Worldwide, Inc.	186,600	11,662,500
Strategic Hotel Capital, Inc., REIT	260,600	5,678,474

		53,262,810

Industrial — 4.6%
AMB Property Corp., REIT	115,200	6,751,872
DCT Industrial Trust, Inc., REIT	69,800	823,640
EastGroup Properties, Inc., REIT	26,700	1,430,052
ProLogis, REIT	283,164	17,207,876

		26,213,440

Office — 26.0%
Alexandria Real Estate Equities, Inc., REIT	108,524	10,895,810
Biomed Realty Trust, Inc., REIT	253,800	7,258,680
Boston Properties, Inc., REIT	212,800	23,808,064
Brandywine Realty Trust, REIT	47,482	1,578,776
Brookfield Properties Corp. (Canada)	590,950	23,285,300
Douglas Emmett, Inc., REIT	79,100	2,103,269
Equity Office Properties Trust, REIT	861,721	41,509,101
Extra Space Storage, Inc., REIT	152,500	2,784,650
Kilroy Realty Corp., REIT	127,700	9,960,600
Mack-Cali Realty Corp., REIT	148,312	7,563,912
Maguire Properties, Inc., REIT	108,400	4,336,000
SL Green Realty Corp., REIT	85,700	11,379,246

		146,463,408

Office/Industrial — 4.4%
Cousins Properties, Inc., REIT	102,300	3,608,121
Liberty Property Trust, REIT	288,400	14,171,976
Reckson Associates Realty Corp., REIT	151,300	6,899,280

		24,679,377

Regional Mall — 10.2%
General Growth Properties, Inc., REIT	212,200	11,083,206
Macerich Co., REIT	134,700	11,660,979
Simon Property Group, Inc., REIT	253,900	25,717,531
Tanger Factory Outlet Centers, Inc., REIT	118,700	4,638,796
Taubman Centers, Inc., REIT	80,899	4,114,523

		57,215,035

Self Storage — 4.8%
Public Storage, Inc., REIT	264,866	25,824,435
U-Store-It Trust, REIT	56,900	1,169,295

		26,993,730

Shopping Centers — 4.8%
Developers Diversified Realty Corp., REIT	85,800	5,401,110
Federal Realty Investment Trust, REIT	171,000	14,535,000
Inland Real Estate Corp., REIT	64,300	1,203,696
Kimco Realty Corp., REIT	13,100	588,845
Regency Centers Corp., REIT	65,497	5,119,901

		26,848,552

Total Long-Term Investments
(cost $389,775,269)		556,189,934

SHORT-TERM INVESTMENT — 0.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $3,919,538)(w) (Note 4)	3,919,538	3,919,538

Total Investments — 99.5%
(cost $393,694,807; Note 6)		560,109,472
Other Assets in Excess of Liabilities — 0.5%		2,869,476

NET ASSETS — 100.0%		$562,978,948

SEE NOTES TO FINANCIAL STATEMENTS.

B82

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:
REIT	Real Estate Investment Trust
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Office	26.0%
Apartment/Residential	24.5
Regional Mall	10.2
Hotels & Motels	9.5
Diversified Operations	5.8
Self Storage	4.8
Shopping Centers	4.8
Industrial	4.6
Office/Industrial	4.4
Healthcare Services	2.7
Forestry	1.5
Affiliated Money Market Mutual Fund	0.7

99.5
Other Assets in Excess of Liabilities	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B83

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.1%		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 0.2%
Interpublic Group of Cos., Inc.*(a)	90,000	$1,101,600

Aerospace — 1.6%
Rockwell Collins, Inc.	32,100	2,031,609
United Technologies Corp.	86,300	5,395,476

		7,427,085

Aerospace & Defense — 2.2%
Boeing Co.	75,400	6,698,536
Northrop Grumman Corp.	49,600	3,357,920

		10,056,456

Air Freight & Couriers — 0.2%
United Parcel Service, Inc. (Class B Stock)	13,100	982,238

Apparel — 0.1%
Jones Apparel Group, Inc.	10,200	340,986

Automobile Manufacturers — 0.9%
DaimlerChrysler AG (Germany)(a)	13,600	835,176
Ford Motor Co.(a)	108,400	814,084
General Motors Corp.(a)	60,600	1,861,632
Toyota Motor Corp., ADR (Japan)	3,200	429,792

		3,940,684

Automotive Parts — 0.5%
Autoliv, Inc. (Sweden)	12,500	753,750
BorgWarner, Inc.	20,700	1,221,714
Magna International, Inc. (Class A Stock)	4,400	354,420

		2,329,884

Banks — 0.5%
KeyCorp.	58,100	2,209,543

Beverages — 0.8%
Coca-Cola Co.	61,700	2,977,025
PepsiCo, Inc.	9,600	600,480

		3,577,505

Biotechnology — 2.4%
Amgen, Inc.*	57,500	3,927,825
Genentech, Inc.*(a)	23,800	1,930,894
Gilead Sciences, Inc.*	55,350	3,593,876
MedImmune, Inc.*(a)	43,300	1,401,621

		10,854,216

Building Materials — 0.1%
American Standard Cos., Inc.	300	13,755
Masco Corp.	15,000	448,050

		461,805

Chemicals — 2.5%
Ashland, Inc.	15,300	1,058,454
Dow Chemical Co.	88,900	3,550,666
Du Pont de Nemours & Co.	89,000	4,335,190
Hercules, Inc.*	12,800	247,168
Lubrizol Corp. (The)	18,400	922,392
PPG Industries, Inc.	22,000	1,412,620

		11,526,490

Clothing & Apparel — 1.6%
Gap, Inc.	75,200	1,466,400
Kohl’s Corp.*(a)	38,800	2,655,084
Limited Brands, Inc.	44,300	1,282,042
VF Corp.	25,775	2,115,612

		7,519,138

Commercial Banks — 2.6%
Bank of America Corp.	220,646	11,780,290

Communication Equipment — 1.8%
Cisco Systems, Inc.*	184,500	5,042,385
Motorola, Inc.	72,400	1,488,544
Nokia Corp., ADR (Finland)	31,700	644,144
Tellabs, Inc.*	100,700	1,033,182

		8,208,255

Computer Services & Software — 3.1%
Akamai Technologies, Inc.*	21,100	1,120,832
BEA Systems, Inc.*(a)	66,800	840,344
Electronic Arts, Inc.*	55,300	2,784,908
Microsoft Corp.	314,800	9,399,928

		14,146,012

Computers — 0.3%
Lexmark International, Inc. (Class A Stock)*(a)	21,000	1,537,200

Computers & Peripherals — 4.6%
Apple Computer, Inc.*	71,200	6,040,608
EMC Corp.*	41,000	541,200
Hewlett-Packard Co.	140,660	5,793,785
International Business Machines Corp.	69,600	6,761,640
Network Appliance, Inc.*(a)	52,400	2,058,272

		21,195,505

Conglomerates — 5.0%
General Electric Co.	483,470	17,989,919
Textron, Inc.	9,000	843,930
Tyco International Ltd.	138,400	4,207,360

		23,041,209

Construction — 0.2%
Pulte Homes, Inc.	25,600	847,872

Consumer Finance — 0.9%
American Express Co.	67,800	4,113,426

Consumer Products & Services — 3.2%
Avery Dennison Corp.	8,800	597,784
Colgate-Palmolive Co.	37,000	2,413,880
Kimberly-Clark Corp.	4,425	300,679
Procter & Gamble Co.	178,600	11,478,622

		14,790,965

SEE NOTES TO FINANCIAL STATEMENTS.
B84

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Containers & Packaging — 0.4%
Smurfit-Stone Container Corp.*	102,400	$1,081,344
Sonoco Products Co.	20,500	780,230

		1,861,574

Diversified Financial Services — 0.3%
Goldman Sachs Group, Inc.	7,000	1,395,450

Diversified Telecommunication Services — 2.8%
AT&T, Inc.(a)	119,300	4,264,975
Embarq Corp.	32,068	1,685,494
Verizon Communications, Inc.	184,400	6,867,056

		12,817,525

Education — 0.4%
Strayer Education, Inc.	15,500	1,643,775

Electric Utilities — 0.5%
American Electric Power Co., Inc.	14,700	625,926
Entergy Corp.	20,400	1,883,328

		2,509,254

Electrical Equipment — 0.7%
Cooper Industries Ltd. (Class A Stock)	20,200	1,826,686
Emerson Electric Co.	28,000	1,233,960

		3,060,646

Electronic Components — 1.3%
Arrow Electronics, Inc.*(a)	28,300	892,865
Avnet, Inc.*(a)	55,100	1,406,703
Solectron Corp.*(a)	347,697	1,119,584
Tech Data Corp.*(a)	33,000	1,249,710
Vishay Intertechnology, Inc.*(a)	79,100	1,071,014

		5,739,876

Energy Equipment & Services — 2.4%
Baker Hughes, Inc.	36,000	2,687,760
BJ Services Co.	48,900	1,433,748
GlobalSantaFe Corp.	27,000	1,587,060
Halliburton Co.	101,200	3,142,260
Nabors Industries Ltd.*(a)	74,600	2,221,588

		11,072,416

Farming & Agriculture — 0.2%
Bunge Ltd. (Bermuda)(a)	11,000	797,610

Financial – Bank & Trust — 2.3%
BB&T Corp.	15,800	694,094
Comerica, Inc.	27,600	1,619,568
Commerce Bancorp, Inc.	38,800	1,368,476
National City Corp.(a)	88,700	3,242,872
Northern Trust Corp.	3,900	236,691
SunTrust Banks, Inc.	14,200	1,199,190
U.S. BanCorp.	29,000	1,049,510
Wells Fargo & Co.	25,000	889,000

		10,299,401

Financial Services — 8.2%
Chicago Mercantile Exchange Holdings, Inc.(a)	4,400	2,242,900
Citigroup, Inc.	247,100	13,763,470
Franklin Resources, Inc.	22,500	2,478,825
JPMorgan Chase & Co.	206,876	9,992,111
Merrill Lynch & Co., Inc.	80,400	7,485,240
NYSE Group, Inc.*(a)	18,600	1,807,920

		37,770,466

Food & Staples Retailing — 1.4%
Kroger Co. (The)	34,000	784,380
Wal-Mart Stores, Inc.	125,900	5,814,062

		6,598,442

Foods — 1.0%
Archer-Daniels-Midland Co.	57,400	1,834,504
Hershey Co. (The)	21,200	1,055,760
Wrigley, (Wm., Jr.) Co.	32,700	1,691,244

		4,581,508

Healthcare Services — 1.6%
Laboratory Corp. of America Holdings*	21,700	1,594,299
Tenet Healthcare Corp.*	140,500	979,285
UnitedHealth Group, Inc.	86,400	4,642,272

		7,215,856

Hotels & Motels — 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	30,500	1,906,250

Hotels, Restaurants & Leisure — 1.3%
McDonald’s Corp.	139,000	6,161,870

Information Technology Products & Services — 0.2%
Ingram Micro, Inc. (Class A Stock)*	47,100	961,311

Insurance — 6.4%
ACE Ltd.	26,600	1,611,162
American International Group, Inc.	155,387	11,135,032
Axis Capital Holdings Ltd. (Bermuda)	26,550	885,974
Chubb Corp.	16,800	888,888
Genworth Financial, Inc. (Class A Stock)	58,300	1,994,443
Hartford Financial Service Group, Inc.	12,500	1,166,375
Loews Corp.	34,300	1,422,421
MetLife, Inc.(a)	9,800	578,298
PartnerRe Ltd. (Bermuda)	19,800	1,406,394
St. Paul Travelers Cos., Inc. (The)	74,193	3,983,422
UnumProvident Corp.(a)	93,000	1,932,540
XL Capital Ltd. (Class A Stock)	34,800	2,506,296

		29,511,245

Internet Services — 1.6%
Google, Inc. (Class A Stock)*	15,900	7,321,632

Investment Management — 0.3%
Janus Capital Group, Inc.(a)	65,700	1,418,463

Machinery — 1.0%
Eaton Corp.	20,900	1,570,426
Ingersoll-Rand Co. Ltd. (Class A Stock)	49,000	1,917,370

SEE NOTES TO FINANCIAL STATEMENTS.
B85

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Machinery — (cont’d.)
SPX Corp.(a)	19,900	$1,217,084

		4,704,880

Media — 4.1%
CBS Corp. (Class B Stock)	102,650	3,200,627
Comcast Corp. (Class A Stock)*(a)	85,500	3,619,215
Comcast Corp. (Special Class A Stock)*	19,100	799,908
Time Warner, Inc.	348,600	7,592,508
Viacom, Inc. (Class B Stock)*	49,450	2,028,933
Walt Disney Co. (The)	47,100	1,614,117

		18,855,308

Medical Supplies & Equipment — 1.0%
Alcon, Inc. (Switzerland)	18,400	2,056,568
Becton Dickinson & Co.	35,400	2,483,310

		4,539,878

Metals & Mining — 0.3%
Alcan, Inc.	22,700	1,106,398
Novelis, Inc.	3,800	105,830

		1,212,228

Oil, Gas & Consumable Fuels — 5.7%
BP PLC, ADR (United Kingdom)	25,100	1,684,210
ChevronTexaco Corp.	30,546	2,246,047
Exxon Mobil Corp.	256,400	19,647,932
Marathon Oil Corp.	7,300	675,250
Noble Energy, Inc.	33,800	1,658,566

		25,912,005

Paper & Forest Products — 0.4%
International Paper Co.	60,000	2,046,000

Pharmaceuticals — 6.0%
Johnson & Johnson	66,100	4,363,922
Lilly, (Eli) & Co.	103,300	5,381,930
Merck & Co., Inc.	165,500	7,215,800
Pfizer, Inc.	172,820	4,476,038
Wyeth	116,700	5,942,364

		27,380,054

Printing & Publishing — 0.2%
Donnelley, (R.R.) & Sons Co.	15,100	536,654
Idearc, Inc.*	9,220	264,153

		800,807

Retail & Merchandising — 2.0%
Big Lots, Inc.*(a)	50,300	1,152,876
Dillard’s, Inc. (Class A Stock)	33,800	1,181,986
Office Depot, Inc.*	23,300	889,361
Target Corp.	101,500	5,790,575

		9,014,798

Semiconductors — 1.0%
Intel Corp.	42,480	860,220
Nvidia Corp.*(a)	62,600	2,316,826
Taiwan Semiconductor Manufacturing Co. Ltd.(a)	115,000	1,256,950

		4,433,996

Software — 0.1%
Citrix Systems, Inc.*	24,700	668,135

Technology — 0.2%
Sanmina SCI Corp.*	262,300	904,935

Technology Software — 0.5%
Electronic Data Systems Corp.	82,000	2,259,100

Telecommunications — 0.2%
Level 3 Communications, Inc.*(a)	179,200	1,003,520

Thrifts & Mortgage Finance — 2.9%
Fannie Mae	87,600	5,202,564
Freddie Mac	44,700	3,035,130
Washington Mutual, Inc.	110,300	5,017,547

		13,255,241

Tobacco — 2.3%
Altria Group, Inc.	122,150	10,482,913

Transportation — 0.4%
CSX Corp.	39,800	1,370,314
Norfolk Southern Corp.	5,200	261,508

		1,631,822

Utilities — 0.5%
Dominion Resources, Inc.(a)	10,400	871,936
TXU Corp.	22,400	1,214,304

		2,086,240

Wireless Telecommunication Services — 1.3%
Sprint Nextel Corp.	264,774	5,001,581
Vodafone Group PLC, ADR (United Kingdom)	41,300	1,147,314

		6,148,895

Total Long-Term Investments
(cost $373,496,803)		453,973,689

SHORT-TERM INVESTMENT — 11.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $54,643,032; includes $48,454,042 of cash collateral for securities on loan)(b)(w) (Note 4)	54,643,032	54,643,032

Total Investments — 111.0%
(cost $428,139,835; Note 6)		508,616,721
Liabilities in Excess of Other Assets — (11.0)%		(50,374,773)

NET ASSETS — 100.0%		$458,241,948

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $46,061,981; cash collateral of $48,454,042 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.
B86

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 11.0% of cash collateral for securities on loan)	11.9%
Financial Services	8.2
Insurance	6.4
Pharmaceuticals	6.0
Oil, Gas & Consumable Fuels	5.7
Conglomerates	5.0
Computers & Peripherals	4.6
Media	4.1
Consumer Products & Services	3.2
Computer Services & Software	3.1
Thrifts & Mortgage Finance	2.9
Diversified Telecommunication Services	2.8
Commercial Banks	2.6
Chemicals	2.5
Energy Equipment & Services	2.4
Biotechnology	2.4
TobacCo.	2.3
Financial – Bank & Trust	2.3
Aerospace & Defense	2.2
Retail & Merchandising	2.0
Communication Equipment	1.8
Clothing & Apparel	1.6
Aerospace	1.6
Internet Services	1.6
Healthcare Services	1.6
Food & Staples Retailing	1.4
Hotels, Restaurants & Leisure	1.3
Wireless Telecommunication Services	1.3
Electronic Components	1.3
Machinery	1.0
Foods	1.0
Medical Supplies & Equipment	1.0
Semiconductors	1.0
Consumer Finance	0.9
Automobile Manufacturers	0.9
Beverages	0.8
Electrical Equipment	0.7
Electric Utilities	0.5
Automotive Parts	0.5
Technology Software	0.5
Banks	0.5
Utilities	0.5
Paper & Forest Products	0.4
Hotels & Motels	0.4
Containers & Packaging	0.4
Education	0.4
Transportation	0.4
Computers	0.3
Investment Management	0.3
Diversified Financial Services	0.3
Metals & Mining	0.3
Advertising	0.2
Telecommunications	0.2
Air Freight & Couriers	0.2
Information Technology Products & Services	0.2
Technology	0.2
Construction	0.2
Printing & Publishing	0.2
Farming & Agriculture	0.2
Software	0.1
Building Materials	0.1
Apparel	0.1

111.0
Liabilities in Excess of Other Assets	(11.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B87

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.9%		Value
COMMON STOCKS	Shares	(Note 2)

Aerospace — 2.0%
Lockheed Martin Corp.	7,736	$712,254
Northrop Grumman Corp.	95,435	6,460,949
Raytheon Co.	8,881	468,917

		7,642,120

Airlines — 0.1%
Southwest Airlines Co.	34,009	521,018

Automotive Parts — 1.0%
Magna International, Inc. (Class A Stock) (Canada)	50,102	4,035,716

Beverages — 0.1%
Coca-Cola Enterprises, Inc.	3,898	79,597
Pepsi Bottling Group, Inc.	9,567	295,716

		375,313

Broadcasting — 0.5%
CBS Corp. (Class B Stock)	55,153	1,719,671
Liberty Media Holding Corp. (Class A Stock)*	2,693	263,860

		1,983,531

Building Materials — 0.7%
Building Material Holding Corp.(a)	49,767	1,228,747
USG Corp.*(a)	24,030	1,316,844

		2,545,591

Business Services — 1.5%
Accenture Ltd. (Class A Stock)	92,504	3,416,173
Acxiom Corp.	53,885	1,382,150
Harland, (John H.) Co.(a)	19,758	991,852

		5,790,175

Chemicals — 2.2%
Celanese Corp.	35,258	912,477
Eastman Chemical Co.	5,376	318,851
Georgia Gulf Corp.(a)	16,696	322,400
Lyondell Chemical Co.(a)	196,653	5,028,417
Westlake Chemical Corp.(a)	62,633	1,965,423

		8,547,568

Clothing & Apparel — 0.1%
Brown Shoe Co., Inc.	11,138	531,728

Commercial Services & Supplies — 0.1%
Labor Ready, Inc.*	13,865	254,145

Computer Hardware — 7.1%
Hewlett-Packard Co.	220,338	9,075,722
Imation Corp.	2,225	103,307
International Business Machines Corp.	188,071	18,271,098

		27,450,127

Computer Services & Software — 2.4%
Computer Sciences Corp.*	37,503	2,001,535
Microsoft Corp.	221,435	6,612,049
Sybase, Inc.*	13,848	342,046
Tech Data Corp.*(a)	7,753	293,606

		9,249,236

Conglomerates — 0.7%
Altria Group, Inc.	7,364	631,978
Tyco International Ltd.	63,269	1,923,378

		2,555,356

Construction — 0.4%
NVR, Inc.*(a)	2,414	1,557,030

Consumer Cyclicals – Motor Vehicle — 0.8%
ArvinMeritor, Inc.(a)	161,735	2,948,429

Consumer Products & Services — 4.5%
Hasbro, Inc.	19,856	541,076
Johnson & Johnson	83,793	5,532,014
Kimberly-Clark Corp.	100,180	6,807,231
Newell Rubbermaid, Inc.	51,179	1,481,632
Procter & Gamble Co.	14,586	937,442
Tupperware Corp.	92,321	2,087,378

		17,386,773

Diversified Operations
Thornburg Mortgage Asset Corp.(a)	2,353	59,131

Electronic Components & Equipment — 1.4%
Arrow Electronics, Inc.*(a)	29,353	926,087
Eastman Kodak Co.	7,717	199,099
General Electric Co.	27,001	1,004,707
Nam Tai Electronics, Inc. (Hong Kong)	39,319	597,256
National Semiconductor Corp.	25,175	571,472
Vishay Intertechnology, Inc.*(a)	146,729	1,986,711

		5,285,332

Entertainment & Leisure — 0.8%
Mattel, Inc.	61,787	1,400,093
Regal Entertainment Group (Class A Stock)	12,971	276,542
Walt Disney Co. (The)	38,797	1,329,573

		3,006,208

Financial – Bank & Trust — 4.5%
Bank of America Corp.	252,835	13,498,861
Comerica, Inc.	21,099	1,238,089
Corus Bankshares, Inc.(a)	67,479	1,556,741
FirstFed Financial Corp.*(a)	4,129	276,519
Wells Fargo & Co.	16,791	597,088

		17,167,298

Financial Services — 15.9%
Capital One Financial Corp.	4,045	310,737
Citigroup, Inc.	324,300	18,063,510
Countrywide Financial Corp.	66,363	2,817,109
Goldman Sachs Group, Inc.	42,431	8,458,620
IndyMac Bancorp, Inc.(a)	94,055	4,247,524
Lehman Brothers Holdings, Inc.	39,354	3,074,335
Merrill Lynch & Co., Inc.	12,174	1,133,399
Morgan Stanley	158,719	12,924,488
Washington Mutual, Inc.	220,037	10,009,483

		61,039,205

Food — 1.1%
ConAgra Foods, Inc.	10,040	271,080

SEE NOTES TO FINANCIAL STATEMENTS.

B88

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Food — (cont’d.)
Del Monte Foods Co.(a)	20,773	$229,126
General Mills, Inc.(a)	50,222	2,892,787
Seaboard Corp.	549	968,985

		4,361,978

Healthcare Services — 1.5%
AMERIGROUP Corp.*(a)	50,717	1,820,233
Apria Healthcare Group, Inc.*(a)	26,622	709,476
Humana, Inc.*	42,055	2,326,062
Molina Healthcare, Inc.*	3,184	103,512
WellCare Health Plans, Inc.*(a)	12,952	892,393

		5,851,676

Industrial Products — 0.4%
IPSCO, Inc. (Canada)	12,123	1,137,986
Quanex Corp.	15,314	529,711

		1,667,697

Insurance — 4.5%
ACE Ltd.	104,939	6,356,155
Aetna, Inc.	12,593	543,766
American Financial Group, Inc.	13,186	473,509
American International Group, Inc.	10,970	786,110
Arch Capital Group Ltd.*	31,104	2,102,941
Aspen Insurance Holdings, Ltd. (Bermuda)	17,767	468,338
AXIS Capital Holdings Ltd. (Bermuda)	36,360	1,213,333
Chubb Corp.	25,777	1,363,861
Endurance Specialty Holdings Ltd. (Bermuda)	83,025	3,037,055
PartnerRe Ltd. (Bermuda)(a)	10,983	780,123
Zenith National Insurance Corp.	1,204	56,480

		17,181,671

Internet Services — 1.8%
Cisco Systems, Inc.*	24,259	662,999
EarthLink, Inc.*(a)	303,404	2,154,168
Expedia, Inc.*	93,885	1,969,707
RealNetworks, Inc.*	40,843	446,822
United Online, Inc.	126,056	1,674,024

		6,907,720

Machinery & Equipment — 1.8%
Cummins, Inc.(a)	59,124	6,987,274

Medical Supplies & Equipment — 3.8%
Amgen, Inc.*	52,453	3,583,064
Applera Corp.– Applied Biosystems Group.	96,215	3,530,128
Becton Dickinson & Co.	45,867	3,217,570
McKesson Corp.	82,188	4,166,932

		14,497,694

Metals & Mining — 2.2%
Freeport-McMoRan Copper &
Gold, Inc. (Class B Stock)	28,748	1,602,126
Nucor Corp.	9,503	519,434
Phelps Dodge Corp.	29,069	3,480,141
Steel Dynamics, Inc.	43,655	1,416,605
United States Steel Corp.	17,590	1,286,532

		8,304,838

Office Equipment — 0.2%
Lexmark International, Inc. (Class A Stock)*(a)	11,787	862,808

Oil & Gas — 13.2%
ChevronTexaco Corp.	134,151	9,864,123
ConocoPhillips	102,700	7,389,265
EnCana Corp. (Canada)(a)	14,175	651,341
Exxon Mobil Corp.	268,439	20,570,481
Grey Wolf, Inc.*(a)	118,289	811,462
Marathon Oil Corp.	51,601	4,773,092
Nicor, Inc.	4,780	223,704
Occidental Petroleum Corp.	51,566	2,517,968
Sunoco, Inc.	20,369	1,270,211
Tesoro Corp.	18,387	1,209,313
Valero Energy Corp.	32,325	1,653,747

		50,934,707

Paper & Forest Products — 0.2%
Temple-Inland, Inc.	16,187	745,088

Pharmaceuticals — 5.9%
AmerisourceBergen Corp.(a)	7,050	316,968
Biovail Corp. (Canada)	136,707	2,892,720
Cephalon, Inc.*(a)	7,673	540,256
ImClone Systems, Inc.*(a)	11,630	311,219
King Pharmaceuticals, Inc.*	90,016	1,433,055
Merck & Co., Inc.	169,496	7,390,026
Pfizer, Inc.	361,764	9,369,687
Viropharma, Inc.*	36,717	537,537

		22,791,468

Printing & Publishing — 0.2%
Donnelley, (R.R.) & Sons Co.	17,935	637,410
Idearc, Inc.*	9,435	270,313

		907,723

Railroads — 0.9%
Burlington North Santa Fe Corp.	14,671	1,082,866
CSX Corp.	15,425	531,083
Norfolk Southern Corp.	15,264	767,627
Union Pacific Corp.	9,712	893,698

		3,275,274

Real Estate — 0.3%
Lennar Corp. (Class A Stock)(a)	25,699	1,348,170

Real Estate Investment Trust — 1.8%
CBL & Associates Properties, Inc.(a)	78,737	3,413,249
Hospitality Properties Trust Real Estate	769	36,551
iStar Financial, Inc.(a)	72,275	3,456,190

		6,905,990

Restaurants — 1.0%
Darden Restaurants, Inc.	31,898	1,281,343
McDonald’s Corp.	57,704	2,558,018

		3,839,361

SEE NOTES TO FINANCIAL STATEMENTS.

B89

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Retail & Merchandising — 2.2%
Barnes & Noble, Inc.	51,270	$2,035,932
Big Lots, Inc.*(a)	34,263	785,308
Federated Department Stores, Inc.	47,243	1,801,376
Pantry, Inc. (The)*(a)	2,017	94,476
SUPERVALU, Inc.	105,627	3,776,165

		8,493,257

Retail – Automotive — 0.9%
Autonation, Inc.*	44,887	956,991
Group 1 Automotive, Inc.(a)	45,790	2,368,259

		3,325,250

Semiconductors — 0.7%
Amkor Technology, Inc.*	81,396	760,239
Intel Corp.	7,127	144,322
Lam Research Corp.*	14,049	711,160
OmniVision Technologies, Inc.*(a)	64,065	874,487
Texas Instruments, Inc.	3,548	102,182

		2,592,390

Software
BMC Software, Inc.*	1,776	57,187

Telecommunications — 4.5%
AT&T, Inc.(a)	160,081	5,722,896
Embarq Corp.	3,393	178,336
Motorola, Inc.	62,269	1,280,251
Sprint Corp.	157,444	2,974,117
Verizon Communications, Inc.	191,242	7,121,852

		17,277,452

Transportation — 1.1%
FedEx Corp.	10,045	1,091,088
United Parcel Service, Inc. (Class B Stock)	41,393	3,103,647

		4,194,735

Utilities — 1.9%
FirstEnergy Corp.	14,182	853,898
PG&E Corp.	10,179	481,772
Progress Energy, Inc.	10,314	506,211
TXU Corp.	46,579	2,525,047
UGI Corp.	65,513	1,787,195
Vectren Corp.	41,103	1,162,393

		7,316,516

Total Common Stocks
(cost $325,963,340)		380,558,954

	Units

WARRANT*
Telecommunications
Lucent Technologies, Inc., expiring on 12/10/07 (cost $2,535)	2	774

Total Long-Term Investments
(cost $325,965,875)		380,559,728

SHORT-TERM INVESTMENTS — 14.7%
AFFILIATED MONEY MARKET MUTUAL FUND —13.5%
Dryden Core Investment Fund – Taxable Money Market Series (cost $52,074,628; includes $52,057,543 of cash collateral for securities on loan)(b)(w) (Note 4)	52,074,628	52,074,628

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
Federal Home Loan Banks(n) (cost $4,522,397)
4.80%	01/02/07	4,523	4,522,397

Total Short-Term Investments
(cost $56,597,025)			56,597,025

Total Investments — 113.6%
(cost $382,562,900; Note 6)			437,156,753
Liabilities in Excess of Other Assets(u)— (13.6)%			(52,197,357)

NET ASSETS — 100.0%			$384,959,396

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $49,606,216; cash collateral of $52,057,543 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)	Rates shown are the effective yields at purchase date.
(u)	Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

Futures contracts open at December 31, 2006:
Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2006	Appreciation

Long Position:
7	S&P 500	Mar 07	(1) $2,496,987	$2,499,700	$2,713

(1)	Cash of $189,000 has been segregated with the custodian to cover requirements for open futures contracts at December 31, 2006.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B90

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Financial Services	15.9%
Affiliated Money Market Mutual Fund (including 13.5% of collateral received for securities on loan)	13.5
Oil & Gas	13.2
Computer Hardware	7.1
Pharmaceuticals	5.9
Consumer Products & Services	4.5
Telecommunications	4.5
Insurance	4.5
Financial – Bank & Trust	4.5
Medical Supplies & Equipment	3.8
Computer Services & Software	2.4
Chemicals	2.2
Retail & Merchandising	2.2
Metals & Mining	2.2
Aerospace	2.0
Utilities	1.9
Machinery & Equipment	1.8
Internet Services	1.8
Real Estate Investment Trust	1.8
Healthcare Services	1.5
Business Services	1.5
Electronic Components & Equipment	1.4
U.S. Government Agency Obligations	1.2
Food	1.1
Transportation	1.1
Automotive Parts	1.0
Restaurants	1.0
Retail – Automotive	0.9
Railroads	0.9
Entertainment & Leisure	0.8
Consumer Cyclicals – Motor Vehicle	0.8
Semiconductors	0.7
Conglomerates	0.7
Building Materials	0.7
Broadcasting	0.5
Construction	0.4
Industrial Products	0.4
Real Estate	0.3
Printing & Publishing	0.2
Office Equipment	0.2
Paper & Forest Products	0.2
Clothing & Apparel	0.1
Airlines	0.1
Beverages	0.1
Commercial Services & Supplies	0.1

113.6
Liabilities in Excess of Other Assets	(13.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B91

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS—95.1%		Value
COMMON STOCKS	Shares	(Note 2)

Advertising — 0.5%
Omnicom Group, Inc.	129,300	$13,517,022

Airlines — 0.1%
Southwest Airlines Co.	283,300	4,340,156

Beverages — 0.9%
PepsiCo, Inc.	445,000	27,834,750

Broadcasting — 7.2%
News Corp. (Class A Stock)	3,646,100	78,318,228
Time Warner, Inc.	5,736,700	124,945,326
Viacom, Inc. (Class B Stock)*	293,900	12,058,717
Westwood One, Inc.	300,000	2,118,000

		217,440,271

Capital Goods — 3.0%
General Electric Co.	1,674,000	62,289,540
United Technologies Corp.	423,100	26,452,212

		88,741,752

Chemicals — 1.7%
Air Products & Chemicals, Inc.	740,800	52,063,424

Computer Hardware — 1.3%
International Business
Machines Corp.	396,900	38,558,835

Computer Services
Accenture Ltd. (Class A Stock)	27,800	1,026,654

Computer Services & Software — 3.3%
Citrix Systems, Inc.*	221,900	6,002,395
Fiserv, Inc.*	249,700	13,089,274
Microsoft Corp.(a)	2,652,000	79,188,720

		98,280,389

Computers — 2.7%
Sun Microsystems, Inc.*(a)	14,934,000	80,942,280

Consumer Staples — 10.3%
Altria Group, Inc.	1,000,000	85,820,000
Fortune Brands, Inc.(a)	259,200	22,133,088
Loews Corp.	841,800	34,909,446
Loews Corp.– Carolina Group	722,900	46,786,088
Procter & Gamble Co.	1,875,000	120,506,250

		310,154,872

Electronic Components & Equipment — 3.2%
Emerson Electric Co.	1,947,600	85,830,732
Nvidia Corp.*(a)	240,700	8,908,307

		94,739,039

Energy — 5.6%
Baker Hughes, Inc.	100,000	7,466,000
ChevronTexaco Corp.	699,800	51,456,294
Exxon Mobil Corp.(a)	1,028,300	78,798,629
Noble Energy, Inc.(a)	640,996	31,453,674

		169,174,597

Financial – Bank & Trust — 7.3%
Bank of America Corp.	1,533,600	81,878,904
Bank of New York Co., Inc. (The)	745,100	29,334,587
Northern Trust Corp.	470,000	28,524,300
Wachovia Corp.(y)	400,000	22,780,000
Wells Fargo & Co.	1,500,000	53,340,000
Zions BanCorp.	54,800	4,517,712

		220,375,503

Financial Services — 10.5%
Citigroup, Inc.	2,241,500	124,851,550
Fannie Mae	770,100	45,736,239
JPMorgan Chase & Co.	2,473,800	119,484,540
Merrill Lynch & Co., Inc.(a)	277,500	25,835,250

		315,907,579

Healthcare Services — 5.0%
Caremark Rx, Inc.	482,100	27,532,731
UnitedHealth Group, Inc.	542,500	29,148,525
WellPoint, Inc.*	1,190,200	93,656,838

		150,338,094

Hotels & Motels — 0.7%
Hilton Hotels Corp.(a)	624,300	21,788,070

Insurance — 9.3%
ACE Ltd. (Cayman Islands)	809,800	49,049,586
Allstate Corp. (The)	498,700	32,470,357
American International Group, Inc.	1,750,300	125,426,498
Axis Capital Holdings Ltd. (Bermuda)	1,498,100	49,991,597
Hartford Financial Services Group, Inc. (The)	238,100	22,217,111

		279,155,149

Insurance – Property Insurance — 0.2%
Willis Group Holdings Ltd. (United Kingdom)	157,500	6,254,325

Internet Services — 0.5%
Yahoo!, Inc.*(a)	549,100	14,024,014

Managed Healthcare — 0.3%
Aetna, Inc.	190,400	8,221,472

Medical Supplies & Equipment — 0.8%
Alcon, Inc. (Switzerland)	100,000	11,177,000
Becton, Dickinson & Co.	175,000	12,276,250

		23,453,250

Multi-Industry Companies — 0.9%
Honeywell International, Inc.	578,600	26,175,864

Oil & Gas — 0.7%
Nabors Industries Ltd. (Bermuda)*(a)	689,700	20,539,266

Petroleum Exploration & Production — 0.1%
BJ Services Co.	119,100	3,492,012

SEE NOTES TO FINANCIAL STATEMENTS.

B92

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Pharmaceuticals — 7.9%
Lilly, (Eli) & Co.	752,100	$39,184,410
Medco Health Solutions, Inc.*	359,800	19,227,712
Merck & Co., Inc.	556,000	24,241,600
Pfizer, Inc.	522,100	13,522,390
Schering-Plough Corp.	850,000	20,094,000
Wyeth	2,368,600	120,609,112

		236,879,224

Restaurants — 0.9%
McDonald’s Corp.	643,000	28,504,190

Retail & Merchandising — 1.0%
CVS Corp.(a)	250,000	7,727,500
Home Depot, Inc.	562,000	22,569,920

		30,297,420

Semiconductors — 0.4%
Applied Materials, Inc.	652,000	12,029,400

Software — 0.2%
Amdocs Ltd. (Guernsey)*	135,000	5,231,250

Technology — 0.2%
Molex, Inc.	189,800	6,003,374

Telecommunications — 6.6%
AT&T, Inc.(a)	2,267,200	81,052,400
Cisco Systems, Inc.*	1,777,900	48,590,007
Citizens Communications Co.	92,500	1,329,225
QUALCOMM, Inc.	496,900	18,777,851
Verizon Communications, Inc.	1,323,900	49,302,036

		199,051,519

Transportation — 0.7%
United Parcel Service, Inc. (Class B Stock)	299,600	22,464,008

Utilities — 1.1%
Dynegy, Inc. (Class A Stock)*	183,104	1,325,673
FirstEnergy Corp.	293,500	17,671,635
The AES Corp.*	337,400	7,436,296
Xcel Energy, Inc.	230,400	5,313,024

		31,746,628

Total Long-Term Investments
(cost $2,394,043,508)		2,858,745,652

SHORT-TERM INVESTMENT — 11.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $339,117,513; includes $179,973,310 of cash collateral for securities on loan)(b)(w) (Note 4)	339,117,513	339,117,513

Total Investments — 106.4%
(cost $2,733,161,021; Note 6)		3,197,863,165
Liabilities in Excess of Other Assets — (6.4)%		(191,974,136)

NET ASSETS — 100.0%		$3,005,889,029

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $172,303,310; cash collateral of $179,973,310 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(y)	Indicates an affiliated security.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (including 6.0% of collateral received for securities on loan)	11.3%
Financial Services	10.5
Consumer Staples	10.3
Insurance	9.3
Pharmaceuticals	7.9
Financial – Bank & Trust	7.3
Broadcasting	7.2
Telecommunications	6.6
Energy	5.6
Healthcare Services	5.0
Computer Services & Software	3.3
Electronic Components & Equipment	3.2
Capital Goods	3.0
Computers	2.7
Chemicals	1.7
Computer Hardware	1.3
Utilities	1.1
Retail & Merchandising	1.0
Restaurants	0.9
Beverages	0.9
Multi-Industry Companies	0.9
Medical Supplies & Equipment	0.8
Transportation	0.7
Hotels & Motels	0.7
Oil & Gas	0.7
Internet Services	0.5
Advertising	0.5
Semiconductors	0.4
Managed Healthcare	0.3
Insurance – Property Insurance	0.2
Technology	0.2
Software	0.2
Airlines	0.1
Petroleum Exploration & Production	0.1

106.4
Liabilities in Excess of Other Assets	(6.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B93

AST GLOBAL ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 95.5%		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS
AST Alliance Bernstein Growth & Income Portfolio	577,132	$13,562,608
AST Federated Aggressive Growth Portfolio	120,713	1,386,990
AST Goldman Sachs Small-Cap Value Portfolio	154,558	2,809,866
AST High Yield Portfolio	331,464	2,787,612
AST International Growth Portfolio	827,241	13,690,844
AST International Value Portfolio	708,736	13,352,579
AST Large-Cap Value Portfolio	1,345,515	27,125,581
AST Marsico Capital Growth Portfolio	1,120,426	22,912,713
AST Money Market Portfolio	1,400,051	1,400,051
AST PIMCO Total Return Bond Portfolio	5,049,189	57,712,226
AST Small-Cap Growth Portfolio	86,505	1,391,003
AST T. Rowe Price Global Bond Portfolio	159,851	1,849,472
AST T. Rowe Price Large-Cap Growth Portfolio*	2,091,019	22,708,470
AST T. Rowe Price Natural Resources Portfolio	92,439	2,715,860

Total Long-Term Investments
(cost $164,889,570)		185,405,875

SHORT-TERM INVESTMENTS — 0.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $1,053,150)	1,053,150	1,053,150

Total Investments(w)— 100.1%
(cost $165,942,720; Note 6)		186,459,025
Liabilities in Excess of Other Assets — (0.1)%		(236,337)

NET ASSETS — 100.0%		$186,222,688

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The industry classification of portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Core Bonds	31.0%
Large / Mid-Cap Growth	24.5
Large / Mid-Cap Value	21.9
International Growth	7.3
International Value	7.2
Small-Cap Value	1.5
High Yield	1.5
Sector	1.5
Small-Cap Growth	1.4
Global Bonds	1.0
Money Market	0.7

99.5
Short-Term Investment	0.6
Liabilities in Excess of Other Assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B94

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 103.7%		Value
COMMON STOCKS — 60.4%	Shares	(Note 2)

Advertising — 0.1%
Omnicom Group, Inc.	1,593	$166,532

Aerospace — 1.2%
Boeing Co.	2,206	195,981
Lockheed Martin Corp.	20,255	1,864,878

		2,060,859

Airlines
Southwest Airlines Co.	5,323	81,548

Automobile Manufacturers — 0.9%
Cummins, Inc.(a)	13,112	1,549,576

Automotive Parts — 0.3%
Group 1 Automotive, Inc.(a)	10,208	527,958

Beverages — 1.1%
Coca-Cola Co.	36,906	1,780,714
PepsiCo, Inc.	3,152	197,158

		1,977,872

Biotechnology — 1.4%
Amgen, Inc.*	31,885	2,178,065
Biogen Idec, Inc.*	4,259	209,500

		2,387,565

Building & Construction — 0.1%
Foster Wheeler Ltd.*	4,793	264,286

Business Services — 1.5%
Accenture Ltd. (Class A Stock)	47,114	1,739,920
Acxiom Corp.	31,460	806,949

		2,546,869

Capital Markets — 0.7%
Mellon Financial Corp.(a)	27,182	1,145,721

Chemicals — 1.5%
Albemarle Corp.	3,199	229,688
Celanese Corp.	39,080	1,011,390
Fuller, (H.B.) Co.(a)	11,851	305,993
Lyondell Chemical Co.(a)	40,682	1,040,239

		2,587,310

Computer Hardware — 4.3%
Hewlett-Packard Co.	67,887	2,796,266
International Business Machines Corp.	31,689	3,078,586
Lexmark International, Inc. (Class A Stock)*(a)	23,980	1,755,336

		7,630,188

Computer Services & Software
Cadence Design Systems, Inc.*(a)	2,686	48,106

Construction — 0.6%
Chicago Bridge & Iron Co. NV (Netherlands)	2,391	65,370
Granite Construction, Inc.	8,004	402,761
McDermott International, Inc.*	12,864	654,263

		1,122,394

Consumer Cyclicals – Motor Vehicle
ArvinMeritor, Inc.(a)	2,989	54,490

Consumer Products & Services — 1.0%
Hasbro, Inc.	48,401	1,318,927
Johnson & Johnson	6,433	424,707

		1,743,634

Consumer Staples – Home Products — 0.5%
Colgate-Palmolive Co.(a)	12,684	827,504

Diversified Operations — 0.1%
Seaboard Corp.	54	95,310

Electronic Components & Equipment — 0.2%
AVX Corp.	2,755	40,747
Eastman Kodak Co.	9,844	253,975

		294,722

Entertainment & Leisure — 1.2%
Disney, (Walt) Co.	34,596	1,185,605
Harley-Davidson, Inc.(a)	12,899	908,992
Mattel, Inc.	3,618	81,984

		2,176,581

Environmental Services — 0.5%
Waste Management, Inc.	22,642	832,546

Financial – Bank & Trust — 3.8%
Bank of America Corp.	65,985	3,522,939
Corus Bankshares, Inc.(a)	17,861	412,053
Downey Financial Corp.(a)	1,573	114,168
FirstFed Financial Corp.*(a)	11,221	751,470
KeyCorp.	7,119	270,736
U.S. BanCorp.	7,413	268,277
Wells Fargo & Co.	38,475	1,368,171

		6,707,814

Financial Services — 7.5%
American Express Co.	21,552	1,307,560
AmeriCredit Corp.*(a)	14,025	353,009
Citigroup, Inc.	77,528	4,318,310
Freddie Mac	6,664	452,486
Goldman Sachs Group, Inc.	10,280	2,049,318
Lehman Brothers Holdings, Inc.	15,422	1,204,767
Merrill Lynch & Co., Inc.	2,612	243,177
Morgan Stanley	31,135	2,535,323
Washington Mutual, Inc.	15,772	717,468

		13,181,418

Food — 1.3%
Campbell Soup Co.	10,551	410,328
ConAgra Foods, Inc.	11,925	321,975
General Mills, Inc.	16,817	968,659
Kroger Co. (The)	23,565	543,645

		2,244,607

Healthcare Services — 2.2%
AMERIGROUP Corp.*(a)	19,798	710,550
Humana, Inc.*	8,983	496,850
UnitedHealth Group, Inc.	20,760	1,115,435

SEE NOTES TO FINANCIAL STATEMENTS.

B95

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Healthcare Services (cont’d.)
WellCare Health Plans, Inc.*(a)	23,048	$1,588,007

		3,910,842

Hotels & Motels — 0.3%
Choice Hotels International, Inc.	11,673	491,433

Insurance — 3.0%
American Financial Group, Inc.(a)	7,340	263,579
Arch Capital Group Ltd.*	14,263	964,322
Axis Capital Holdings Ltd.	23,803	794,306
Berkley, (W.R.) Corp.	27,710	956,272
Chubb Corp.	14,475	765,872
Endurance Specialty Holdings Ltd. (Bermuda)	29,310	1,072,160
HCC Insurance Holdings, Inc.	9,174	294,394
Philadelphia Consolidated Holding Corp.*	2,686	119,688

		5,230,593

Internet Services — 0.3%
Priceline.com, Inc.*	4,857	211,814
RealNetworks, Inc.*	23,941	261,914

		473,728

Media — 1.8%
DirecTV Group, Inc. (The)*	65,628	1,636,762
McGraw-Hill Cos., Inc.	22,235	1,512,425

		3,149,187

Medical Supplies & Equipment — 2.6%
Applera Corp.– Applied Biosystems Group	23,150	849,374
Baxter International, Inc.	518	24,030
Becton, Dickinson & Co.	19,705	1,382,306
Hillenbrand Industries, Inc.	9,789	557,288
McKesson Corp.	32,925	1,669,297

		4,482,295

Metals & Mining — 1.1%
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	10,364	577,586
Nucor Corp.	10,261	560,866
Phelps Dodge Corp.	6,980	835,646

		1,974,098

Miscellaneous Manufacturing
Acuity Brands, Inc.	78	4,059

Office Equipment — 0.1%
Xerox Corp.*	5,256	89,089

Oil & Gas — 7.0%
ChevronTexaco Corp.	31,128	2,288,842
EnCana Corp. (Canada)(a)	31,482	1,446,598
Exxon Mobil Corp.	71,339	5,466,708
Halliburton Co.	10,031	311,463
Marathon Oil Corp.	19,314	1,786,545
Tesoro Corp.	7,411	487,421
Valero Energy Corp.	8,657	442,892

		12,230,469

Paper & Forest Products — 0.5%
Temple-Inland, Inc.	17,649	812,384

Pharmaceuticals — 1.7%
Abbott Laboratories	1,625	79,154
Merck & Co., Inc.	38,675	1,686,230
Pfizer, Inc.	49,253	1,275,652

		3,041,036

Railroads — 0.1%
Burlington North Santa Fe Corp.	369	27,236
Norfolk Southern Corp.	1,233	62,008
Union Pacific Corp.	1,263	116,221

		205,465

Restaurants — 0.2%
McDonald’s Corp.	8,694	385,405

Retail & Merchandising — 4.0%
American Eagle Outiftters, Inc.	5,692	177,647
Big Lots, Inc.*(a)	71,866	1,647,169
Dollar Tree Stores, Inc.*	20,243	609,314
Federated Department Stores, Inc.	32,246	1,229,540
Kohl’s Corp.*(a)	24,445	1,672,772
NBTY, Inc.*	628	26,106
Office Depot, Inc.*	39,337	1,501,493
OfficeMax, Inc.	4,062	201,678

		7,065,719

Semiconductors — 0.9%
Amkor Technology, Inc.*	20,172	188,406
Lam Research Corp.*	11,030	558,338
Micron Technology, Inc.*(a)	10,707	149,470
Novellus Systems, Inc.*	2,866	98,648
Nvidia Corp.*(a)	8,596	318,138
ON Semiconductor Corp.*(a)	33,847	256,222

		1,569,222

Software — 0.5%
BMC Software, Inc.*	18,574	598,083
Microsoft Corp.	1,609	48,045
Oracle Corp.*	13,816	236,806

		882,934

Telecommunications — 2.3%
AT&T, Inc.(a)	34,055	1,217,466
BellSouth Corp.	9,641	454,188
CenturyTel, Inc.	164	7,160
Cisco Systems, Inc.*	55,471	1,516,022
Motorola, Inc.	14,116	290,225
Verizon Communications, Inc.	17,136	638,145

		4,123,206

Transportation — 0.3%
FedEx Corp.	1,014	110,141
United Parcel Service, Inc. (Class B Stock)	5,220	391,395

		501,536

SEE NOTES TO FINANCIAL STATEMENTS.

B96

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Utilities — 1.7%
AES Corp.*	59,560	$1,312,703
TXU Corp.	32,072	1,738,623

		3,051,326

Total Common Stocks
(cost $91,465,385)		105,929,436

		Moody’s		Principal
Interest	Maturity	Ratings		Amount
Rate	Date	(Unaudited)		(000)#

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES — 19.6%
Federal Home Loan Bank
4.625%	02/01/08			1,400	1,391,530

Federal Home Loan Mortgage Corp.
4.50%	01/01/19			1,081	1,044,439
5.00%	02/15/16-04/01/21			3,342	3,299,240
5.30%	05/12/20			2,300	2,195,111
5.50%	03/28/16-12/01/33			1,137	1,135,097
6.50%	06/01/16			195	198,262
7.00%	06/01/14-08/01/29			174	179,004

					8,051,153

Federal National Mortgage Assoc.
4.50%	05/01/19			751	724,147
5.00%	11/01/33-02/01/36			4,072	3,935,567
5.50%	12/01/16-01/01/34			5,313	5,254,550
5.80%	02/09/26			2,200	2,176,269
6.00%	12/01/13-04/01/14			170	173,042
6.00%	TBA			6,277	6,317,702
6.50%	01/01/32-08/01/32			225	230,114
6.50%	TBA			3,607	3,674,631
6.625%	09/15/09-11/15/30			1,500	1,622,686
7.00%	05/01/11-06/01/32			396	406,717
7.50%	03/01/27-09/01/30			78	81,194

					24,596,619

Government National Mortgage Assoc.
6.00%	04/15/28-05/15/28			60	60,781
6.50%	03/15/28-04/15/28			45	46,003
7.00%	12/15/27-05/15/31			123	127,320
7.50%	05/15/30			26	27,325
8.00%	03/15/27			10	10,874
8.75%	04/15/27			4	4,727

					277,030

Total U.S. Government Agency
Mortgage-Backed Securities
(cost $34,481,647)					34,316,332

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.7%
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class XP (IO)
0.65%	11/10/39	AAA	(d)	4,688	93,884
Series 2004-2, Class A3
4.05%	11/10/38	Aaa		350	335,714
Bank of America Large Loan,
Series 2005-MIB1, Class A1, 144A(c)(g)
5.50%	03/15/22	Aaa		704	703,594
Bear Stearns Commercial Mortgage Securities,
Series 2004-T16, Class X2 (IO)
0.77%	08/13/46	AAA	(d)	6,982	215,679
Series 2006-BBA, Class A1(c)(g)
5.46%	03/15/19	Aaa		450	450,013
Series 2006-PW14, Class A4
5.201%	12/11/38			800	790,376
Commercial Mortgage Acceptance Corp.,
Series 1998-C2, Class X (IO)
1.00%	09/15/30	AAA	(d)	5,638	141,780
Fannie Mae, Series 2003-92, Class PD
4.50%	03/25/17	Aaa		1,144	1,110,649
Freddie Mac,
Series 2937, Class 1A
4.50%	12/15/14	Aaa		577	571,481
Series 2567, Class OD
5.00%	08/15/15	Aaa		374	371,832
GMAC Commercial Mortgage Securities, Inc.
Series 2005-C1, Class A2
4.471%	05/10/43	AAA	(d)	1,600	1,564,982
Greenwich Capital Commercial Funding
Corp. Series 2006-Fl4A, Class A1, 144A(g)
5.44%	11/05/21			230	230,000
Series 2005-GG5, Class A5(c)
5.224%	04/10/37	Aaa		3,100	3,077,838
LB-UBS Commercial Mortgage Trust,
Series 2003-C5, Class A2
3.478%	07/15/27	AAA	(d)	1,100	1,069,978
Series 2004-C4, Class A2
4.567%	06/15/29	Aaa		700	689,488
Series 2005-C3J, Class A3
4.647%	07/15/30	Aaa		1,000	975,722
Lehman Brothers Floating Rate
Commercial Mortgage Trust,(c)(g)
Series 2005-LLFA, Class A1, 144A
5.42%	07/15/18	AAA	(d)	96	96,248
Series 2006-LLFA, Class A1, 144A
5.40%	09/15/21	Aaa		372	371,959
Master Alternative Loans Trust,
Series 2003-8, Class 4A1
7.00%	12/25/33	AAA	(d)	46	46,160
Morgan Stanley Capital I,
Series 2004-HQ3, Class A2
4.05%	01/13/41	Aaa		500	485,319
Series 2006-XLF, Class A1, 144A(c)(g)
5.441%	07/15/19	AAA	(d)	114	114,308

Total Collateralized Mortgage Obligations
(cost $13,511,281)					13,507,004

U.S. TREASURY OBLIGATIONS — 5.8%
U.S. Treasury Bonds
6.125%	11/15/27			400	464,094
6.25%	05/15/30			309	368,096
7.125%	02/15/23			1,050	1,307,086
8.125%	08/15/21			300	400,383
SEE NOTES TO FINANCIAL STATEMENTS.

B97

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Inflationary Bond, TIPS
2.00%	01/15/16		1,400	$1,374,327
U.S. Treasury Notes
4.625%	10/31/11-11/15/16		2,942	2,929,554
4.875%	08/15/16		385	389,602
5.125%	06/30/11		2,920	2,969,275

Total U.S. Treasury Obligations
(cost $10,252,301)				10,202,417

CORPORATE OBLIGATIONS — 5.2%
Aerospace — 0.1%
Lockheed Martin Corp., Notes, 144A(g)
6.15%	09/01/36	Baa1	51	53,583
United Technologies Corp., Notes
6.05%	06/01/36	A2	160	168,541

				222,124

Beverages — 0.3%
Diageo Capital PLC, Co. Gtd. Notes
5.875%	09/30/36	A3	160	156,514
Miller Brewing Co., Notes, 144A(g)
4.25%	08/15/08	Baa1	300	294,690

				451,204

Cable Television — 0.1%
Xstrata Finance Canada Limited,
Co. Gtd. Notes, 144A(g)
5.50%	11/16/11	Baa2	145	144,965

Chemicals
Dow Chemical Co., Debs.
7.375%	11/01/29	A3	51	58,949

Commercial Services — 0.1%
D.R. Horton, Inc., Sr. Notes
7.875%	08/15/11	Baa3	210	225,645

Electric – Integrated — 0.1%
Consolidated Edison Co. of New York, Notes
5.50%	09/15/16	A1	150	149,786

Energy — 0.1%
XTO Energy, Inc., Notes
5.30%	06/30/15	Baa2	100	96,749

Environmental Services — 0.1%
Waste Management, Inc., Sr. Notes
7.00%	07/15/28	Baa3	210	225,379

Financial – Bank & Trust — 0.5%
Bank of America NA, Sub. Notes
6.00%	10/15/36	Aa2	120	123,548
General Electric Capital Corp., Notes
6.125%	02/22/11	Aaa	190	196,403
HSBC Finance Corp., Sr. Notes
4.625%	09/15/10	Aa3	170	166,307
PNC Bank NA, Sr. Sub. Notes
4.875%	09/21/17	A2	200	189,458
Wells Fargo & Co., Sr. Unsec’d. Notes
4.625%	08/09/10	Aa1	270	264,963

				940,679

Financial – Brokerage — 0.5%
Lehman Brothers Holdings, Inc., Notes
5.00%	01/14/11	A1	220	218,001
Merrill Lynch & Co., Inc., Notes
4.25%	02/08/10	Aa3	200	194,342
Sub. Notes
6.05%	05/16/16	A1	190	196,658
Morgan Stanley, Notes
4.00%	01/15/10	Aa3	100	96,761
4.25%	05/15/10	Aa3	150	144,960

				850,722

Financial Services — 0.5%
Capital One Financial Co., Sr. Notes
5.70%	09/15/11	A3	150	152,223
Devon Financing Corp. LLC, Gtd. Bonds
7.875%	09/30/31	Baa2	111	133,547
John Deere Capital Corp., Sr. Notes
4.50%	08/25/08	A3	270	266,550
Quebec Province, Notes
5.00%	07/17/09	Aa2	250	249,279

				801,599

Food — 0.2%
Cadbury Schweppes US Finance LLC, Gtd. Notes, 144A(g)
3.875%	10/01/08	Baa2	190	185,037
Kellogg Co., Debs
7.45%	04/01/31	A3	51	60,895
Kraft Foods, Inc., Bonds
6.50%	11/01/31	A3	51	54,957

				300,889

Insurance — 0.1%
Genworth Financial, Inc., Notes
4.95%	10/01/15	A2	120	115,655

Media — 0.3%
Cox Communications, Inc., Notes
7.125%	10/01/12	Baa3	300	319,820
News America Holdings Co., Gtd. Notes
7.75%	01/20/24	Baa2	150	167,372
Time Warner, Inc., Gtd. Notes
7.625%	04/15/31	Baa2	51	56,975

				544,167

Medical Supplies & Equipment — 0.2%
Laboratory Corp. of America, Sr. Unsec’d. Notes
5.625%	12/15/15	Baa3	240	235,943
Schering-Plough Corp., Sr. Notes
5.55%	12/01/13	Baa1	150	150,435

				386,378

Metals & Mining — 0.1%
Alcan, Inc., Notes
4.50%	05/15/13	Baa1	200	188,268

SEE NOTES TO FINANCIAL STATEMENTS.

B98

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Oil & Gas — 0.5%
Anadarko Petroleum Corp., Notes
5.95%	09/15/16	Baa2	110	$110,230
ConocoPhillips Holding Co., Sr. Notes
6.95%	04/15/29	A1	51	57,930
Enterprise Products Operating LP, Sr. Notes
4.95%	06/01/10	Baa3	360	353,921
6.65%	10/15/34	Baa3	110	111,810
Premcor Refining Group, Inc., Gtd. Notes
6.125%	05/01/11	Baa3	270	274,250

				908,141

Retail & Merchandising — 0.1%
Wal-Mart Stores, Inc., Bonds
5.25%	09/01/35	Aa2	90	82,647
Sr. Unsec`d. Notes
7.55%	02/15/30	Aa2	51	61,858

				144,505

Telecommunications — 0.5%
AT&T Corp., Sr. Notes
7.30%	11/15/11	A2	233	252,264
BellSouth Corp., Notes
6.875%	10/15/31	A2	51	54,017
Nextel Communications, Sr. Notes
5.95%	03/15/14	Baa3	440	428,479
Sprint Capital Corp., Gtd. Notes
6.875%	11/15/28	Baa3	60	60,060
Telecom Italia Capital SA Co., Gtd. Notes (Luxembourg)
4.00%	01/15/10	Baa2	90	85,940

				880,760

Utilities — 0.8%
Carolina Power & Light, First Mortgage
5.15%	04/01/15	A3	50	48,823
CenterPoint Energy Resources Corp., Debs.
6.50%	02/01/08	Baa3	450	453,556
Dominion Resources, Inc., Notes
4.125%	02/15/08	Baa2	300	295,522
4.75%	12/15/10	Baa2	140	136,782
FirstEnergy Corp., Notes
7.375%	11/15/31	Baa3	121	137,799
Hydro-Quebec Local Government, Gtd. Notes
8.40%	01/15/22	Aa2	51	66,207
NiSource Finance Corp., Gtd. Notes
5.25%	09/15/17	Baa3	30	28,117
Pacific Gas & Electric Corp., First Mortgage
6.05%	03/01/34	Baa1	150	151,286
Southern California Edison Co., First Mortgage
5.625%	02/01/36	A2	150	145,201
Toleda Edison Co., Senior Notes
6.15%	05/15/37	Baa3	30	29,531

				1,492,824

Total Corporate Obligations
(cost $9,175,954)				9,129,388

ASSET-BACKED SECURITIES — 2.3%
ABSC NIMS Trust, Series 2004-HE5, Class A1, 144A(g)
5.00%	08/27/34	BBB+(d)	2	2,253
Accredited Mortgage Loan Trust,(c) Series 2006-1, Class A2A
5.41%	04/25/36	Aaa	264	263,767
Series 2006-2, Class A1
5.39%	09/25/36	Aaa	319	319,422
Ameriquest Mortgage Securities, Inc., Series 2006-R1, Class A2A(c)
5.43%	03/25/36	Aaa	104	104,106
Capital One Prime Auto Receivables Trust, Series 2004-2, Class A4(c)
5.41%	03/15/10	Aaa	1,030	1,030,697
CNH Equipment Trust, Series 2004-A, Class A3A(c)
5.42%	10/15/08	Aaa	90	89,908
Countrywide Asset-Backed Certificates, Series 2006-6, Class 2A1(c)
5.42%	04/25/36	Aaa	314	314,481
Credit-Based Asset Servicing and Securitization Trust, Series 2006-CB3, Class AV1(c)
5.41%	04/25/36	Aaa	393	393,265
Indymac Residential Asset Backed Trust, Series 2006-B, Class 2A1(c)
5.41%	06/25/36	Aaa	227	226,665
Long Beach Mortgage Loan Trust,(c) Series 2006-2, Class 2A1
5.42%	03/25/36	Aaa	232	231,615
Series 2006-6, Class 2A1
5.36%	07/25/36	Aaa	185	184,692
Nomura Home Equity Loan, Inc.,(c) Series 2006-HE1, Class A1
5.43%	02/25/36	Aaa	26	25,935
Series 2006-HE2, Class A1
5.41%	03/25/36	Aaa	47	46,548
Novastar Home Equity Loan, Series 2005-4, Class A2A(c)
5.44%	01/25/36	Aaa	215	215,222
Residential Asset Securities Corp., Series 2004-KS2, Class MI1
4.71%	03/25/34	Aa2	110	106,631
SLM Student Loan Trust, Series 2006-7, Class A1(c)
5.337%	04/25/12	Aaa	425	424,841

Total Asset-Backed Securities
(cost $3,982,348)				3,980,048

MUNICIPAL BONDS — 1.4%
California — 0.5%
Sacramento City Financing Authority
5.25%	12/01/30	Aaa	800	927,520

Illinois — 0.2%
Illinois State Taxable Pension
5.10%	06/01/33	Aa3	300	287,166

SEE NOTES TO FINANCIAL STATEMENTS.

B99

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

MUNICIPAL BONDS (Continued)
Massachusetts — 0.7%
Massachusetts State Special Obligation Tax Revenue
5.50%	01/01/34	Aaa	1,000	$1,208,780

Total Municipal Bonds
(cost $2,382,890)				2,423,466

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Federal Home Loan Bank
5.125%	09/29/10		805	809,377
Federal Home Loan Mortgage Corp.
5.00%	09/16/08		1,407	1,406,233

Total U.S. Government Agency Obligations
(cost $2,211,109)				2,215,610

Total Long-Term Investments
(cost $167,462,915)				181,703,701

SHORT-TERM INVESTMENTS — 9.5%

			Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 7.1%
Dryden Core Investment Fund – Taxable Money Market Series (cost $12,491,676; includes $12,491,676 of cash collateral for securities on loan)(b)(w) (Note 4)			12,491,676	12,491,676

			Principal
			Amount
			(000)#

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
Federal Home Loan Bank (cost $4,236,435)
4.80%	01/02/07		4,237	4,236,435

Total Short-Term Investments
(cost $16,728,111)				16,728,111

Total Investments — 113.2%
(cost $184,191,026; Note 6)				198,431,812
Liabilities in Excess of Other Assets(x) — (13.2)%				(23,132,891)

NET ASSETS — 100.0%				$175,298,921

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
IO	Interest Only
TBA	Securities Purchased on a Forward Commitment Basis
TIPS	Treasury Inflation Protected Securities
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $11,977,779; cash collateral of $12,491,676 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(x)	Liabilities in excess of other assets includes unrealized appreciation (depreciation) on futures contracts as follows:

Futures contracts open at December 31, 2006:
Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Month	Date	2006	(Depreciation)

Long Positions:
3	S&P 500	Mar 07	$1,070,137	$1,071,300	$1,163
66	2 Year U.S. Treasury Notes	Mar 07	13,501,122	13,466,063	(35,059)
20	5 Year U.S. Treasury Notes	Mar 07	2,106,250	2,101,250	(5,000)

					(38,896	)(1)

Short Positions:
37	10 Year U.S. Treasury Notes	Mar 07	4,015,672	3,976,344	39,328
34	30 Year U.S. Treasury Bonds	Mar 07	3,848,938	3,788,875	60,063

					99,391

					$60,495	(1)

(1)	Cash of $38,280 has been segregated with the custodian to cover requirements for open future contracts at December 31, 2006.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B100

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
U.S. Government Agency Mortgage-Backed Securities	19.6%
Financial Services	8.0
Collateralized Mortgage Obligations	7.7
Oil & Gas	7.5
Affiliated Money Market Mutual Fund (including 7.1% of collateral received for securities on loan)	7.1
U.S. Treasury Obligations	5.8
Financial – Bank & Trust	4.3
Computer Hardware	4.3
Retail & Merchandising	4.1
U.S. Government Agency Obligations	3.7
Insurance	3.1
Telecommunications	2.8
Medical Supplies & Equipment	2.8
Utilities	2.5
Asset-Backed Securities	2.3
Healthcare Services	2.2
Media	2.1
Pharmaceuticals	1.7
Chemicals	1.5
Business Services	1.5
Food	1.5
Beverages	1.4
Municipal Bonds	1.4
Biotechnology	1.4
Aerospace	1.3
Entertainment & Leisure	1.2
Metals & Mining	1.2
Consumer Products & Services	1.0
Semiconductors	0.9
Automobile Manufacturers	0.9
Capital Markets	0.7
Construction	0.6
Environmental Services	0.6
Software	0.5
Financial – Brokerage	0.5
Consumer Staples – Home Products	0.5
Paper & Forest Products	0.5
Automotive Parts	0.3
Transportation	0.3
Hotels & Motels	0.3
Internet Services	0.3
Restaurants	0.2
Electronic Components & Equipment	0.2
Building & Construction	0.1
Commercial Services	0.1
Railroads	0.1
Advertising	0.1
Electric – Integrated	0.1
Cable Television	0.1
Energy	0.1
Diversified Operations	0.1
Office Equipment	0.1

113.2
Liabilities in Excess of Other Assets	(13.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B101

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 97.8%		Value
COMMON STOCKS — 62.9%	Shares	(Note 2)

Advertising — 0.3%
Aegis Group PLC (United Kingdom)	73,059	$200,267
Getty Images, Inc.*	1,700	72,794
Lamar Advertising Co.*(a)	10,300	673,517
Publicis Groupe SA (France)	6,239	263,133
WPP Group PLC (United Kingdom)	9,310	125,870
WPP Group PLC, ADR (United Kingdom)	800	54,192

		1,389,773

Aerospace — 1.0%
Boeing Co.	11,900	1,057,196
British Airways PLC (United Kingdom)*	13,970	144,287
DRS Technologies, Inc.	420	22,126
Finmeccanica SpA (Italy)	4,293	116,342
General Dynamics Corp.	5,900	438,665
MTC Technologies, Inc.*	1,300	30,615
Raytheon Co.	14,600	770,880
Rockwell Collins, Inc.	16,200	1,025,298
Teledyne Technologies, Inc.*	500	20,065
Triumph Group, Inc. (a)	1,400	73,402
United Technologies Corp.	16,200	1,012,824

		4,711,700

Airlines — 0.2%
Republic Airways Holdings *	3,400	57,052
SkyWest, Inc.	3,400	86,734
Southwest Airlines Co.	38,600	591,352

		735,138

Automobile Manufacturers — 0.4%
Bayerische Motoren Werke AG (Germany)	6,985	401,185
Honda Motor Co. Ltd. (Japan)	8,000	315,753
Oshkosh Truck Corp.	3,300	159,786
Piaggio and C. SpA (Italy)	27,600	114,583
Rolls Royce Group PLC (United Kingdom) *	16,088	141,041
Toyota Motor Corp. (Japan)	10,100	675,963
Volvo AB (Class B Stock) (Sweden)	3,300	227,280

		2,035,591

Automotive Parts — 0.2%
Autoliv AB (Sweden)	3,900	235,563
Autoliv, Inc., ADR (Sweden)	2,000	120,600
Genuine Parts Co.	6,100	289,323
Koito Manufacturing Co. Ltd. (Japan)	11,000	165,579

		811,065

Banking
Virginia Commerce Bancorp., Inc. *(a)	450	8,946

Beverages — 1.2%
Anheuser-Busch Cos., Inc.	17,600	865,920
Boston Beer Co., Inc. (Class A Stock) *	1,800	64,764
Coca-Cola Co.	44,000	2,123,000
Compania Cervecerias Unidas SA, ADR (Chile)	3,100	92,070
Kirin Brewery Co. Ltd. (Japan)	10,000	157,126
Lion Nathan Ltd. (New Zealand)	12,441	79,623
PepsiCo, Inc.	29,900	1,870,245
Pernod Ricard SA (France)	2,192	503,475

		5,756,223

Broadcasting — 0.5%
Cox Radio, Inc. (Class A Stock)*	2,500	40,750
Discovery Holding Co. (Class A Stock) *	4,352	70,024
Emmis Communications Corp. (Class A Stock)	1,100	9,064
Liberty Media Holding Corp. (Class A Stock) *	4,876	477,750
Liberty Media Holding Corp.
Interactive (Class A Stock) *	5,606	120,921
Meredith Corp.	2,100	118,335
News Corp. (Class A Stock)	30,800	661,584
Radio One, Inc. (Class D Stock) *	4,900	33,026
Scripps, (E.W.) Co. (Class A Stock)	2,700	134,838
Viacom, Inc. (Class B Stock) *	20,150	826,755

		2,493,047

Building & Construction — 0.1%
JS Group Corp. (Japan)	5,500	115,660
Wacker Chemie AG (Germany)*	697	90,701

		206,361

Building Materials — 0.3%
American Standard Cos., Inc.	2,700	123,795
Boral Ltd. (Australia)	21,503	128,934
Bouygues SA (France)	5,370	344,721
Cemex SA de CV (Mexico) *	39,192	132,817
Holcim Ltd. (Switzerland)	1,366	125,221
Masco Corp.	11,100	331,557
Trex Co., Inc. *(a)	700	16,023
Universal Forest Products, Inc.	600	27,972

		1,231,040

Business Services — 0.5%
Accenture Ltd. (Class A Stock) (Bermuda)	12,600	465,318
ChoicePoint, Inc. *	966	38,041
Corporate Executive Board Co. (The)	2,200	192,940
Fair Isaac Corp.	2,797	113,698
Fidelity National Information Services, Inc.	2,700	108,243
First Data Corp.	16,300	415,976
Informa Group PLC (United Kingdom)	12,794	149,551
Iron Mountain, Inc. *(a)	3,325	137,455
Manpower, Inc.	1,000	74,930
Navigant Consulting, Inc.*(a)	1,300	25,688
Robert Half International, Inc.	6,000	222,720
Senomyx, Inc. *	1,000	12,990
TRANS COSMOS, Inc. (Japan)	5,100	106,307

SEE NOTES TO FINANCIAL STATEMENTS.

B102

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Business Services (cont’d.)
TTM Technologies, Inc.*	5,500	$62,315
Univar NV (Netherlands)	3,034	169,973
Wireless Facilities, Inc. *	5,000	14,250

		2,310,395

Cable Television — 0.4%
Comcast Corp. (Class A Stock)*	32,300	1,367,259
DIRECTV Group, Inc. (The) *	5,655	141,035
Liberty Global, Inc. (Class A Stock) *	1,132	32,998
Rogers Communications, Inc . (Class B Stock) (Canada)	8,900	530,440

		2,071,732

Chemicals — 0.9%
Arch Chemicals, Inc.	2,950	98,265
Avery Dennison Corp.	5,600	380,408
BASF AG (Germany)	2,191	213,590
Cabot Corp.	1,200	52,284
Dow Chemical Co.	19,700	786,818
DuPont, (E.I.) de Nemours & Co.	21,059	1,025,784
Ecolab, Inc. (a)	6,900	311,880
Koninklijke DSM NV (Netherlands)	4,001	197,687
Mitsubishi Gas Chemical Co., Inc. (Japan)	24,000	251,109
Mosaic Co. (The) *	3,600	76,896
Praxair, Inc.	5,500	326,315
Sigma-Aldrich Corp.	1,500	116,580
Symyx Technologies, Inc. *	3,300	71,247
Tosoh Corp. (Japan)	24,000	105,847
Valspar Corp.	800	22,112
Waters Corp. *	2,100	102,837

		4,139,659

Clothing & Apparel — 0.2%
Adidas-Salomon AG (Germany)	3,980	198,225
Aoyama Trading Co. Ltd. (Japan)	1,600	47,999
Chico’s FAS, Inc.*(a)	4,200	86,898
Lotte Shopping Co. Ltd., GDR (Korea) *(g)	5,317	110,342
NIKE, Inc. (Class B Stock)	4,300	425,829
Quiksilver, Inc. *	1,500	23,625

		892,918

Commercial Banks — 0.1%
Industrial and Commercial Bank of China (Class H Stock) (Hong Kong) *	150,000	93,144
Standard Chartered PLC (United Kingdom)	8,095	236,480

		329,624

Commercial Services
Jackson Hewitt Tax Service, Inc.	2,300	78,131

Computer Hardware — 1.4%
Acer, Inc. (Taiwan)	13,260	27,501
Affiliated Computer Services, Inc. (Class A Stock) *(a)	4,900	239,316
Apple Computer, Inc. *	25,500	2,163,420
Dell, Inc. *(a)	67,800	1,701,102
Hewlett-Packard Co.	33,100	1,363,389
Insight Enterprises, Inc. *	2,900	54,723
International Business Machines Corp.	6,250	607,188
Mercury Computer Systems, Inc. *	1,100	14,696
NCI, Inc. (Class A Stock) *	900	13,761
Network Appliance, Inc. *(a)	5,900	231,752
Sandisk Corp. *	4,900	210,847

		6,627,695

Computer Services & Software — 2.9%
Activision, Inc. *(a)	4,777	82,356
Autodesk, Inc. *	16,000	647,360
Automatic Data Processing, Inc.	16,700	822,475
Avid Technology, Inc. *(a)	2,800	104,328
CACI International, Inc. (Class A Stock) *	500	28,250
Cadence Design Systems, Inc. *(a)	2,000	35,820
CDW Corp.	900	63,288
Cisco Systems, Inc. *	99,600	2,722,068
Cognizant Technology Solutions Corp. *	1,400	108,024
Computer Sciences Corp. *	3,100	165,447
DST Systems, Inc. *	2,100	131,523
Electronic Arts, Inc. *	4,900	246,764
EMC Corp. *	33,500	442,200
F5 Networks, Inc. *	1,800	133,578
Factset Research Systems, Inc.	1,100	62,128
Global Payments, Inc.	1,600	74,080
Henry, (Jack) & Associates, Inc.	1,500	32,100
Inforte Corp. *	6,500	24,310
Inprise Corp. *	2,600	14,144
Logica CMG PLC (United Kingdom)	19,700	71,744
Macrovision Corp. *(a)	400	11,304
McAfee, Inc. *	16,700	473,946
Microsoft Corp.	173,700	5,186,682
Oracle Corp. *	44,200	757,588
Rackable Systems, Inc. *	400	12,388
Red Hat, Inc. *(a)	37,500	862,500
SRA International, Inc. (Class A Stock) *	2,000	53,480
Taleo Corp. (Class A Stock) *	4,900	66,983
Tech Data Corp. *(a)	1,600	60,592
Websense, Inc. *	3,800	86,754
Western Union Co.	12,900	289,218

		13,873,422

Computers — 0.4%
Sun Microsystems, Inc. *(a)	332,000	1,799,440

Conglomerates — 2.2%
3M Co.	20,900	1,628,737
Altria Group, Inc.	43,500	3,733,170
Asahi Kasei Corp. (Japan)	20,000	131,125
DCC PLC (Ireland)	13,612	462,688
GKN PLC (United Kingdom)	20,915	113,844
Honeywell International, Inc.	20,400	922,896

SEE NOTES TO FINANCIAL STATEMENTS.

B103

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Conglomerates (cont’d.)
Hutchison Whampoa Ltd. (Hong Kong)	11,400	$115,575
Mitsui & Co. Ltd. (Japan)	16,000	239,742
Sumitomo Corp. (Japan)	13,000	194,606
Tyco International Ltd.	91,600	2,784,640

		10,327,023

Construction — 0.4%
Actelion Ltd. (Switzerland)*	774	170,236
All Nippon Airways Co. Ltd. (Japan)	35,000	123,645
China Communications Construction Co. Ltd. (China) *	40,000	39,546
D.R. Horton, Inc. (a)	13,300	352,317
Fluor Corp.	1,900	155,135
Grupo Acciona SA (Spain)	2,762	514,445
Insituform Technologies, Inc. (Class A Stock) *(a)	2,000	51,720
Meritage Homes Corp. *(a)	600	28,632
Technip-Coflexip SA (France)	2,389	163,987
Toll Brothers, Inc. *	2,500	80,575
Toyoda Gosei Co. Ltd. (Japan)	6,600	152,723

		1,832,961

Consumer Products & Services — 2.4%
Avon Products, Inc.	15,600	515,424
Clorox Co.	4,700	301,505
Colgate-Palmolive Co. (a)	8,100	528,444
Dollar Thrifty Automotive Group, Inc.*	3,000	136,830
Fortune Brands, Inc. (a)	2,900	247,631
Fossil, Inc. *(a)	2,200	49,676
Hasbro, Inc.	6,700	182,575
Hitachi Maxell (Japan)	6,500	96,782
iRobot Corp. *	1,000	18,060
Jarden Corp. *(a)	500	17,395
Johnson & Johnson	56,846	3,752,973
Kimberly-Clark Corp.	6,700	455,265
L’Oreal SA (France)	2,146	215,011
Orkla ASA (Class A Stock) (Norway)	4,180	236,647
Pacific Brands Ltd. (Australia)	39,349	80,945
Procter & Gamble Co.	70,905	4,557,064

		11,392,227

Containers & Packaging
Smurfit-Stone Container Corp. *	3,800	40,128

Distribution/Wholesale — 0.1%
Fastenal Co.	4,100	147,108
Pool Corp. (a)	2,612	102,312

		249,420

Diversified Operations — 1.6%
General Electric Co.	198,000	7,367,580
Tomkins PLC (United Kingdom)	27,558	132,602

		7,500,182

Electric – Integrated
AEM SpA (Italy)	53,398	178,510

Electronic Components & Equipment — 0.8%
Advanced Energy Industries, Inc. *(a)	2,400	45,288
Alpine Electronics, Inc. (Japan)	3,900	58,243
AVX Corp.	3,200	47,328
Belden CDT, Inc. (a)	1,450	56,681
CyberOptics Corp. *	3,200	40,544
Duke Energy Corp.	29,000	963,090
Fanuc Ltd. (Japan)	1,700	166,841
Flextronics International Ltd. (Singapore) *	15,000	172,200
FLIR Systems, Inc. *	2,900	92,307
Gentex Corp.	3,100	48,236
Harman International Industries, Inc. (a)	1,300	129,883
Jabil Circuit, Inc.	12,400	304,420
L-3 Communications Holdings, Inc.	900	73,602
Littelfuse, Inc. *	400	12,752
Mitsubishi Electric Corp. (Japan)	24,000	218,698
Neopost SA (France)	1,123	141,051
Nikon Corp. (Japan)	7,000	153,439
Plexus Corp. *	2,500	59,700
Soitec SA (France) *	6,054	215,372
Sony Corp. (Japan)	7,000	299,777
Tektronix, Inc.	3,700	107,929
Tokyo Electron Ltd. (Japan)	3,300	259,570
TomTom NV (Netherlands)*	2,918	126,034
Venture Corp. Ltd. (Singapore)	7,000	61,396

		3,854,381

Energy – Exploration & Production
Nippon Oil Corp. (Japan)	11,000	73,562

Entertainment & Leisure — 1.1%
Brunswick Corp.	3,400	108,460
DreamWorks Animation SKG, Inc. (Class A Stock) *	1,900	56,031
Harley-Davidson, Inc. (a)	6,400	451,008
Harrah’s Entertainment, Inc.	5,600	463,232
International Game Technology Group, Inc. (a)	15,300	706,860
Marvel Entertainment, Inc. *(a)	1,700	45,747
Progressive Gaming International *(g)	300	2,721
Shuffle Master, Inc. *(a)	1,400	36,680
Station Casinos, Inc. (a)	1,800	147,006
Time Warner, Inc.	60,600	1,319,868
Walt Disney Co. (The)	33,600	1,151,472
Winnebago Industries, Inc. (a)	600	19,746
Wynn Resorts Ltd. (a)	7,200	675,720

		5,184,551

Environmental Services — 0.2%
Republic Services, Inc.	13,300	540,911
Waste Connections, Inc. *(a)	1,100	45,705
Waste Management, Inc.	10,100	371,377

		957,993

Equipment Services
Qinetiq PLC (United Kingdom)	24,756	92,823

SEE NOTES TO FINANCIAL STATEMENTS.

B104

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Farming & Agriculture — 0.1%
Monsanto Co.	12,200	$640,866

Financial – Bank & Trust — 5.4%
Allied Irish Banks PLC (Ireland)	7,577	225,045
Australia & New Zealand Banking Group Ltd. (Australia)	10,660	236,602
Australia & New Zealand Banking Group Ltd., ADR (New Zealand)	800	89,248
Babcock & Brown Ltd. (Australia)	12,835	250,088
Banca Intesa SpA (Italy)	29,026	224,146
Banco Popolare di Verona e Novara Scrl (Italy)	11,943	342,895
Banco Santander Central Hispano SA (Spain)	27,586	514,905
Bank of America Corp.	59,576	3,180,763
Bank of Ireland (Ireland)	11,845	273,629
Bank of Yokohama Ltd. (Japan)	31,000	242,110
BankAtlantic Bancorp, Inc. (Class A Stock)	7,200	99,432
Barclays PLC (United Kingdom)	46,382	662,950
BNP Paribas SA (France)	4,284	467,392
Bradford & Bingley PLC (United Kingdom)	17,190	158,275
City National Corp.	500	35,600
Close Brothers Group PLC (United Kingdom)	5,337	106,222
Commerce Bancshares, Inc.	2,329	112,747
Daiwa Bank Holdings (Japan)	67	182,774
DBS Groupo Holdings (Singapore)	20,908	306,950
East West Bancorp, Inc.	2,300	81,466
Fifth Third BanCorp.	28,400	1,162,412
First Horizon National Corp.	18,100	756,218
Foreningssparbanken NB (Sweden)	5,500	199,644
Fortis Bank (Netherlands)	5,851	249,549
Haseko Corp. (Japan)*	24,500	87,429
HBOS PLC (United Kingdom)	12,879	285,455
JCG Holdings Ltd. (Hong Kong)	168,000	132,893
KBC Bankverzekerings Holding (Belgium)	1,891	231,897
Macquarie Bank Ltd. (Australia)	4,184	260,059
Mercantile Bankshares Corp.	3,150	147,388
Milano Assicurazioni (Italy)	19,039	155,192
Nippon Mining Holdings (Japan)	11,000	79,053
Nordea Bank AB (Sweden)	34,431	530,601
Northern Trust Corp.	4,600	279,174
Popular, Inc.	5,000	89,750
Royal Bank of Scotland Group PLC (United Kingdom)	26,421	1,031,015
Sovereign Bancorp, Inc.(a)	9,100	231,049
State Street Corp.	15,900	1,072,296
Sumitomo Trust & Banking Co. Ltd. (Japan)	65,000	680,577
SunTrust Banks, Inc.	22,100	1,866,345
Svenska Handlesbanken (Class A Stock) (Sweden)	11,253	340,255
Synovus Financial Corp.	30,300	934,149
TCF Financial Corp.	1,200	32,904
U.S. BanCorp.	69,800	2,526,062
UCBH Holdings, Inc.	5,700	100,092
UniCredito Italiano SpA (Italy)	16	140
UniCredito Italiano SpA (Germany)*	50,796	445,902
Wells Fargo & Co.	98,800	3,513,328
Westamerica BanCorp.	500	25,315
Wilmington Trust Corp.	2,500	105,425

		25,344,807

Financial – Brokerage — 0.1%
Legg Mason, Inc.	4,500	427,725
TD Ameritrade Holding Corp.	5,100	82,518
TradeStation Group, Inc.*	5,400	74,250

		584,493

Financial – Securities/Asset Management — 0.1%
Affiliated Managers Group, Inc. *(a)	4,700	494,111

Financial Services — 5.3%
American Express Co.	17,200	1,043,524
Ameriprise Financial, Inc.	13,900	757,550
Block, (H&R), Inc.	11,200	258,048
Chicago Mercantile Exchange Holdings, Inc.(a)	2,170	1,106,158
Citigroup, Inc.	111,041	6,184,984
Countrywide Financial Corp.(a)	25,400	1,078,230
E*Trade Financial Corp. *	42,400	950,608
Eaton Vance Corp.	2,700	89,127
Franklin Resources, Inc.	4,300	473,731
Global Cash Access, Inc. *(a)	1,700	27,591
Goldman Sachs Group, Inc.	11,800	2,352,330
Grupo Financiero Banorte SA de C.V. (Mexico)	90,884	355,359
Heartland Payment Systems, Inc.	300	8,475
Hypo Real Estate Holding AG (Germany)	2,672	168,387
IndyMac Bancorp, Inc.(a)	2,100	94,836
Intercontinental Exchange, Inc. *	5,800	625,820
Investors Financial Services Corp.(a)	8,800	375,496
J.P. Morgan Chase & Co.	51,668	2,495,564
Lehman Brothers Holdings, Inc.	17,100	1,335,852
Merrill Lynch & Co., Inc.	4,000	372,400
Mitsubishi Tokyo Financial Group, Inc. (Japan)	24	297,739
Moody’s Corp.	4,200	290,052
Morgan Stanley	23,000	1,872,890
Ricoh Leasing Co. Ltd. (Japan)	3,200	82,949
Schwab, (Charles) Corp.	22,200	429,348
SLM Corp.	15,100	736,427
Societe Generale (France)	2,525	428,638
Steel Financial Corp. *	700	27,461
UBS AG (Switzerland) *	7,800	474,017
Washington Mutual, Inc. (a)	10,500	477,645

		25,271,236

Food — 1.0%
Ajinomoto Co., Inc. (Japan)	7,000	92,527
Archer-Daniels-Midland Co.	7,100	226,916
Associated British Foods PLC (United Kingdom)	9,462	152,936
General Mills, Inc. (a)	10,900	627,840
Goodman Fielder Ltd. (Australia)	35,932	62,850
Kellogg Co.	8,800	440,528

SEE NOTES TO FINANCIAL STATEMENTS.

B105

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Food (cont’d.)
Kesko Oyj (Class B Stock) (Finland)	9,200	$486,019
Kraft Foods, Inc. (Class A Stock)	2,900	103,530
Kroger Co. (The)	8,700	200,709
Nestle SA (Switzerland)	1,338	475,465
Performance Food Group Co.*(a)	1,300	35,932
Sara Lee Corp.	5,300	90,259
Seven and I Holdings Co. Ltd. (Japan)	7,404	230,228
Sunopta, Inc.*	12,100	106,480
Sysco Corp.	15,900	584,484
Tesco PLC (United Kingdom)	39,713	314,528
Tootsie Roll Industries, Inc.	902	29,495
Unilever PLC (United Kingdom)	4,872	136,221
United Natural Foods, Inc.*	2,200	79,024
Whole Foods Market, Inc.	1,100	51,623

		4,527,594

Gaming/Lodging — 0.1%
Hilton Hotels Corp.	7,200	251,280

Healthcare Services — 1.2%
Advisory Board Co. (The)*	1,500	80,310
Caremark Rx, Inc.	12,600	719,586
Community Health Systems, Inc.*	1,800	65,736
DaVita, Inc.*	2,350	133,668
Edwards Lifesciences Corp.*	1,300	61,152
Fresenius AG (Germany)	1,063	228,456
Health Care & Retirement Corp.	7,500	351,900
Healthspring, Inc.*	300	6,105
Humana, Inc.*	5,100	282,081
LifePoint Hospitals, Inc.*	700	23,590
Medco Health Solutions, Inc.*	12,684	677,833
Omnicare, Inc.(a)	10,800	417,204
Symbion, Inc.*	1,600	29,616
Triad Hospitals, Inc.*	678	28,361
United Surgical Partners International, Inc.*	1,600	45,360
UnitedHealth Group, Inc.	28,200	1,515,186
WellPoint, Inc.*	14,200	1,117,398

		5,783,542

Hotels & Motels — 0.1%
Marriott International, Inc. (Class A Stock)	11,700	558,324
Wyndham Worldwide Corp.*	3,240	103,745

		662,069

Industrial Products — 0.5%
Actuant Corp. (Class A Stock)(a)	3,000	142,950
Glory Ltd. (Japan)	4,400	77,202
Harsco Corp.	1,200	91,320
Hoya Corp. (Japan)	3,100	120,828
Illinois Tool Works, Inc.	25,100	1,159,369
Mohawk Industries, Inc.*	800	59,888
Nichias Corp. (Japan)	12,000	89,360
Nucor Corp.	8,500	464,610
Steel Dynamics, Inc.	4,600	149,270

		2,354,797

Insurance — 3.1%
Aegon NV (Netherlands)	12,604	240,250
Aetna, Inc.	10,400	449,072
American International Group, Inc.	57,230	4,101,102
Aon Corp.	17,500	618,450
Assurant, Inc.	2,200	121,550
Aviva PLC (United Kingdom)	21,848	351,635
AXA SA (France)	13,391	542,145
Axis Capital Holdings Ltd.	8,000	266,960
CIGNA Corp.	3,500	460,495
Gallagher, (Arthur J.) & Co.	2,200	65,010
Genworth Financial, Inc.	28,800	985,248
Hartford Financial Services Group, Inc. (The)	9,700	905,107
Infinity Property & Casualty Corp.	800	38,712
Insurance Australia Group Ltd. (Australia)	39,984	199,695
James River Group, Inc.*	600	19,392
Loews Corp.	5,900	244,673
Markel Corp.*	300	144,030
Marsh & McLennan Cos., Inc.	7,400	226,884
Mercury General Corp.	800	42,184
MetLife, Inc.(a)	29,700	1,752,597
Mitsui Marine & Fire (Japan)	21,000	229,082
Muenchener Rueckversicherung AG (Germany)	1,496	257,552
Ohio Casualty Corp.	700	20,867
PMI Group, Inc. (The)	2,300	108,491
ProAssurance Corp.*(a)	600	29,952
Progressive Corp. (The)	12,700	307,594
Protective Life Corp.	2,000	95,000
QBE Insurance Group Ltd. (Australia)	10,674	242,180
Radian Group, Inc.	1,200	64,692
Selective Insurance Group, Inc.	400	22,916
St. Paul Travelers Cos., Inc. (The)	8,799	472,418
StanCorp Financial Group, Inc.	2,000	90,100
Swiss Life Holdings (Switzerland)*	1,009	252,768
Triad Guaranty, Inc.*	1,600	87,792
Willis Group Holdings Ltd.	7,300	289,883
XL Capital Ltd. (Class A Stock)	4,500	324,090

		14,670,568

Internet Services — 1.2%
Blue Coat Systems, Inc.*	1,500	35,925
CheckFree Corp.*(a)	3,800	152,608
CNET Networks, Inc.*(a)	7,500	68,175
CyberSource Corp.*	2,500	27,550
Digital Insight Corp.*	1,900	73,131
Expedia, Inc.*	2,000	41,960
Google, Inc. (Class A Stock)*	5,100	2,348,448
IAS Interactive Corp.*	2,300	85,468
Juniper Networks, Inc.*	65,500	1,240,570
Monster Worldwide, Inc.*	8,900	415,096
NAVTEQ Corp.*(a)	7,400	258,778
Verisign, Inc.*	21,000	505,050
Yahoo!, Inc.*(a)	20,600	526,124

		5,778,883

SEE NOTES TO FINANCIAL STATEMENTS.

B106

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Lodging — 0.1%
Accor SA (France)	3,267	$253,149

Machinery & Equipment — 0.8%
Briggs & Stratton Corp.(a)	1,500	40,425
Caterpillar, Inc.	3,100	190,123
Danaher Corp.	19,600	1,419,824
Eaton Corp.	3,200	240,448
Grant Prideco, Inc.*	12,200	485,194
Joy Global, Inc.	5,300	256,202
Nordson Corp.	1,000	49,830
Pall Corp.	4,400	152,020
Thermo Electron Corp.*	11,700	529,893
ThyssenKrup AG (Germany)	5,593	263,500

		3,627,459

Media
SanomaWSOY Oyj (Finland)	6,700	188,826

Medical Supplies & Equipment — 1.5%
Abbott Laboratories	20,500	998,555
Alcon, Inc. (Switzerland)	2,900	324,133
Amgen, Inc.*	23,300	1,591,623
Aspect Medical Systems, Inc.*	1,900	35,739
Bard (C.R.), Inc.	1,900	157,643
Baxter International, Inc.	4,700	218,033
Becton, Dickinson & Co.	4,400	308,660
Boston Scientific Corp.*	32,200	553,196
Charles River Laboratories International, Inc.*(a)	1,300	56,225
Computer Programs and Systems, Inc.	3,600	122,364
Cytyc Corp.*	4,500	127,350
DENTSPLY International, Inc.	2,700	80,595
Digene Corp.*	1,500	71,880
Elekta (Class B Stock) (Sweden)	9,085	191,429
Genzyme Corp.*	2,100	129,318
Invitrogen Corp.*	1,262	71,417
Martek Biosciences Corp.*	900	21,006
Medtronic, Inc.	25,300	1,353,803
Merit Medical Systems, Inc.*	2,900	45,936
Respironics, Inc.*(a)	500	18,875
St. Jude Medical, Inc.*	12,000	438,720
STERIS Corp.	3,300	83,061
Techne Corp.*	900	49,905
Terumo Corp (Japan)	3,100	121,569
Thoratec Corp.*	2,700	47,466
Zimmer Holdings, Inc.*	900	70,542

		7,289,043

Metals & Mining — 0.9%
Alcoa, Inc.	12,500	375,125
Anglo American PLC (United Kingdom)	10,561	515,095
Bluescope Steel Ltd. (Australia)	35,463	240,482
Consol Energy, Inc.	9,500	305,235
Corus Group PLC (United Kingdom)	34,860	362,094
Newmont Mining Corp.	9,700	437,955
Nippon Steel Corp. (Japan)	75,000	430,277
Phelps Dodge Corp.	1,000	119,720
Rio Tinto Ltd. (Australia)	3,769	219,426
Rio Tinto PLC	2,300	488,727
SSAB Svenska Stal AB (Class A Stock) (Sweden)	26,776	635,573

		4,129,709

Office Equipment — 0.2%
Canon, Inc. (Japan)	8,050	453,216
Herman Miller, Inc.	4,100	149,076
Pitney Bowes, Inc.	7,600	351,044

		953,336

Oil & Gas — 6.0%
AGL Resources, Inc.	6,400	249,024
Alinta Ltd. (Australia)	19,466	181,619
Anadarko Petroleum Corp.	4,912	213,770
Baker Hughes, Inc.	9,400	701,804
BJ Services Co.	8,200	240,424
Bois d’Arc Energy, Inc.*	1,200	17,556
BP PLC (United Kingdom)	18,903	210,041
BP PLC, ADR (United Kingdom)	6,300	422,730
ChevronTexaco Corp.	41,122	3,023,701
China Petroleum & Chemical Corp. (China)	216,000	200,103
Comstock Resources, Inc.*	4,000	124,240
ConocoPhillips	22,400	1,611,680
Cooper Cameron Corp.*(a)	1,800	95,490
Devon Energy Corp.	6,200	415,896
Eni SpA (Italy)	15,705	528,234
Eni SpA, ADR (Italy)	1,600	107,648
EOG Resources, Inc.	5,900	368,455
Exxon Mobil Corp.	116,666	8,940,115
FMC Technologies, Inc.*	10,059	619,936
Forest Oil Corp.*	1,900	62,092
Grey Wolf, Inc.*(a)	7,000	48,020
Halliburton Co.	4,600	142,830
Helmerich & Payne, Inc.	3,800	92,986
Murphy Oil Corp.	12,600	640,710
Nabors Industries Ltd.*(a)	10,400	309,712
National Fuel Gas Co.	3,900	150,306
National-Oilwell Varco, Inc.*(a)	3,000	183,540
Newfield Exploration Co.*	3,400	156,230
Occidental Petroleum Corp.	8,800	429,704
Oil Search Ltd. (Australia)	28,670	75,781
Patterson-UTI Energy, Inc.	3,300	76,659
Petroleo Brasileiro SA, ADR (Brazil)	3,000	280,440
Pioneer Natural Resources Co.	2,900	115,101
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	5,928	207,764
Royal Dutch Shell PLC, ADR (Class B Stock) (United Kingdom)	7,578	539,175
Saipem SpA (Italy)	11,259	293,383
Schlumberger Ltd.	32,700	2,065,332
Statoil ASA (Norway)	7,204	190,926
Toho Gas Co. Ltd. (Japan)	15,000	72,996
Total Fina SA, ADR (France)	5,800	417,136
Total SA (France)	8,586	619,398
Transocean, Inc. (Cayman Islands)*	11,539	933,390
Valero Energy Corp.	9,800	501,368
WGL Holdings, Inc.(a)	2,800	91,224

SEE NOTES TO FINANCIAL STATEMENTS.

B107

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Oil & Gas (cont’d.)
Williams Cos., Inc.	38,300	$1,000,396
XTO Energy, Inc.	7,233	340,313

		28,309,378

Oil Well Services & Equipment
Smith International, Inc.	400	16,428

Paper & Forest Products — 0.3%
Bowater, Inc.	5,400	121,500
International Paper Co.(a)	17,100	583,110
Potlatch Corp.(a)	3,159	138,427
Weyerhaeuser Co.	5,400	381,510

		1,224,547

Personal Services
Apollo Group, Inc. (Class A Stock)*	2,400	93,528
Corinthian Colleges, Inc.*	700	9,541

		103,069

Pharmaceuticals — 3.2%
Alkermes, Inc.*(a)	3,900	52,143
Allergan, Inc.(a)	4,800	574,752
Biogen Idec, Inc.*	8,700	427,953
Bristol-Meyers Squibb Co.	7,000	184,240
Celgene Corp.*(a)	8,400	483,252
Cephalon, Inc.*(a)	3,428	241,365
CSL Ltd. (Australia)	2,428	124,966
Eisai Co. Ltd. (Japan)	3,900	214,247
Express Scripts, Inc.*	5,700	408,120
Gehe AG (Germany)	3,394	182,077
Genentech, Inc.*	5,700	462,441
Gilead Sciences, Inc.*(a)	11,100	720,723
GlaxoSmithKline PLC (United Kingdom)	13,278	349,414
GlaxoSmithKline PLC, ADR (United Kingdom)	7,900	416,804
Hospira, Inc.*	5,900	198,122
Kobayashi Pharmaceutical Co. Ltd. (Japan)	2,500	93,346
Lilly, (Eli) & Co.	21,200	1,104,520
Medicis Pharmaceutical Corp. (Class A Stock)	1,100	38,643
Merck & Co., Inc.	42,900	1,870,440
Neurocrine Biosciences, Inc.*(a)	1,300	13,546
Novartis AG (Switzerland)	6,781	390,944
Noven Pharmaceuticals, Inc.*	2,600	66,170
Pfizer, Inc.	124,385	3,221,572
Sanofi-Aventis SA (France)	7,504	692,898
Schering-Plough Corp.	34,600	817,944
Sepracor, Inc.*(a)	1,100	67,738
Takeda Chemical Industries Ltd. (Japan)	3,600	246,730
Wyeth	26,100	1,329,012

		14,994,122

Pharmaceuticals – Manufacturing — 0.1%
Barr Pharmaceuticals, Inc.*	7,800	390,936

Printing & Publishing — 0.2%
Gannett Co., Inc.	4,200	253,932
McGraw-Hill Cos., Inc.	5,500	374,110
Scholastic Corp.*	900	32,256
Tribune Co.	5,900	181,602

		841,900

Railroads — 0.5%
Norfolk Southern Corp.	26,000	1,307,540
Union Pacific Corp.	9,600	883,392

		2,190,932

Real Estate — 0.1%
Galileo Shopping America Trust (Australia)	158,009	153,410
Lennar Corp. (Class A Stock)	9,600	503,616

		657,026

Real Estate Investment Trust — 0.8%
AMB Property Corp.	800	46,888
Archstone-Communities Trust(a)	10,800	628,668
Boston Properties, Inc.(a)	7,300	816,724
Camden Property Trust	2,100	155,085
Corporate Office Properties Trust	500	25,235
Duke-Weeks Realty Corp.(a)	2,400	98,160
EastGroup Properties, Inc.	1,600	85,696
First Potomac Realty Trust	1,000	29,110
Kimco Realty Corp.	3,600	161,820
Kite Realty Group Trust	1,300	24,206
LaSalle Hotel Properties	5,000	229,250
Mirvac Group (Australia)	29,496	129,742
Pennsylvania Real Estate Investment Trust	500	19,690
ProLogis	6,100	370,697
Reckson Associates Realty Corp.	2,100	95,760
Regency Centers Corp.	2,400	187,608
Simon Property Group, Inc.(a)	4,400	445,676
SL Green Realty Corp.	2,000	265,560
Weingarten Realty, Inc.	3,500	161,385

		3,976,960

Real Estate Operating Companies — 0.2%
China Overseas Land & Investment Ltd. (Hong Kong)	256,000	341,530
Deutsche EuroShop AG (Germany)	400	29,653
Goldcrest Co. Ltd. (Japan)	2,290	117,801
Persimmon PLC (United Kingdom)	5,603	167,411
Wheelock and Co. Ltd. (Hong Kong)	31,000	58,742

		715,137

Restaurants
California Pizza Kitchen, Inc.*	1,400	46,634
Chang’s China Bistro, (P.F.), Inc.*	700	26,866
Cheesecake Factory, Inc. (The)*	650	15,990
Sonic Corp.*	3,225	77,239

		166,729

Retail & Merchandising — 3.2%
A.C. Moore Arts & Crafts, Inc.*	1,300	28,171
Amazon.com, Inc.*(a)	22,300	879,958
Ann Taylor Stores Corp.*	400	13,136

SEE NOTES TO FINANCIAL STATEMENTS.

B108

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Retail & Merchandising (cont’d.)
Bed Bath & Beyond, Inc.*	28,500	$1,085,850
Best Buy Co., Inc.	9,525	468,535
Boots Group PLC (United Kingdom)	12,209	200,200
Cost Plus, Inc.*	1,100	11,330
Costco Wholesale, Inc.	9,000	475,830
CVS Corp.(a)	17,700	547,107
Dick’s Sporting Goods, Inc.*(a)	400	19,596
Dollar Tree Stores, Inc.*	1,000	30,100
Drugstore.com, Inc.*	7,100	25,986
DSG International PLC (United Kingdom)	40,795	152,962
Esprit Holdings Ltd. (Hong Kong)	10,000	111,385
Hibbett Sporting Goods, Inc.*	3,300	100,749
Home Depot, Inc.	45,500	1,827,280
Hot Topic, Inc.*(a)	1,800	24,012
Kohl’s Corp.*(a)	31,000	2,121,330
Lowe’s Cos., Inc.(a)	24,900	775,635
Pacific Sunwear of California, Inc.*	2,600	50,908
PETsMART, Inc.	2,100	60,606
Ross Stores, Inc.	16,200	474,660
Staples, Inc.	15,000	400,500
Target Corp.	23,300	1,329,265
TJX Cos., Inc.	29,100	828,768
Wal-Mart de Mexico SA de CV (Mexico)	28,800	126,711
Wal-Mart Stores, Inc.	47,600	2,198,168
Walgreen Co.(a)	18,200	835,198
Williams-Sonoma, Inc.(a)	1,700	53,448

		15,257,384

Semiconductors — 1.5%
Advanced Mirco Devices, Inc.*(a)	31,200	634,920
Analog Devices, Inc.	16,400	539,068
Applied Materials, Inc.	52,200	963,090
ASML Holding NV (Netherlands)*	9,800	241,374
ATMI, Inc.*	700	21,371
Broadcom Corp. (Class A Stock)*(a)	7,800	252,018
Cymer, Inc.*	1,100	48,345
Entegris, Inc.*(a)	4,726	51,135
Hamamatsu Photonics K.K. (Japan)	4,600	137,815
Intel Corp.	115,000	2,328,750
Intersil Corp. (Class A Stock)	4,400	105,248
Marvell Technology Group Ltd.*(a)	42,600	817,494
Maxim Integrated Products, Inc.(a)	12,300	376,626
Microchip Technology, Inc.	1,800	58,860
Omnivision Technologies, Inc.*(a)	3,600	49,140
Semtech Corp.*	3,900	50,973
Tessera Technologies, Inc.*	2,000	80,680
Texas Instruments, Inc.	13,000	374,400
Varian Semiconductor Equipment Associates, Inc.*(a)	1,500	68,280
Zoran Corp.*	4,412	64,327

		7,263,914

Telecommunications — 3.0%
Alcatel-Lucent (France)	18,000	255,960
America Movil SA de CV (Class L Stock), ADR (Mexico)	4,800	217,056
American Tower Corp.(Class A Stock)*(a)	34,535	1,287,465
AT &T, Inc.(a)	61,400	2,195,050
BellSouth Corp.	37,900	1,785,469
Ciena Corp.*	2,700	74,817
Crown Castle International Corp.*(a)	37,900	1,224,170
EchoStar Communications Corp. (Class A Stock)*	14,600	555,238
Inter-Tel, Inc.	2,800	62,048
KDDI Corp. (Japan)	44	298,699
Motorola, Inc.	56,900	1,169,864
Nokia Corp. (Class A Stock), ADR (Norway)	6,500	132,080
Nokia OYJ (Finland)	22,161	452,844
NTELOS Holdings Corp.*	1,100	19,668
Plantronics, Inc.(a)	800	16,960
Polycom, Inc.*	2,500	77,275
QUALCOMM, Inc.	24,400	922,076
Starhub Ltd. (Singapore)	106,290	182,226
Telefonica SA (Spain)	21,142	449,883
Telenor ASA (Norway)	18,200	342,242
Television Broadcasts Ltd. (Hong Kong)	9,000	54,964
Telia AB (Sweden)	42,000	345,095
Telus Corp. (Canada)	7,500	335,025
Verizon Communications, Inc.	24,184	900,612
Vivendi Universal SA (France)	7,958	311,051
Vodafone Group PLC, ADR (United Kingdom)	22,487	624,689

		14,292,526

Transportation — 0.5%
Arriva PLC (United Kingdom)	8,502	127,181
Cargotec Corp. (Class B Stock) (Finland)	6,290	349,560
Expeditors International Washington, Inc.	15,400	623,700
FedEx Corp.	1,900	206,378
Macquarie Infrastructure Group (Australia)	22,668	61,717
Nippon Yusen Kabushiki (Japan)	28,000	204,763
Old Dominion Freight Line, Inc.*(a)	3,600	86,652
Panalpina Welttransport Holding Co. (Switzerland)	1,417	193,275
United Parcel Service, Inc. (Class B Stock)	4,800	359,904
UTi Worldwide, Inc. (British Virgin Islands)(a)	3,900	116,610
Yusen Air & Sea Services, Co. (Japan)	5,000	108,591

		2,438,331

Utilities — 1.8%
AES Corp.*	30,700	676,628
American Electric Power Co., Inc.	4,600	195,868
Color Kinetics, Inc.*	2,400	51,240
Constellation Energy Group, Inc.(a)	6,100	420,107
Dynegy, Inc. (Class A Stock)*	47,500	343,900

SEE NOTES TO FINANCIAL STATEMENTS.

B109

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS				Value
(Continued)			Shares	(Note 2)

Utilities (cont’d.)
E.ON AG (Germany)			6,445	$874,846
Edison International			12,400	563,952
El Paso Electric			1,200	29,244
Energy East Corp.			4,300	106,640
Entergy Corp.			11,500	1,061,680
Exelon Corp.			20,000	1,237,800
Great Plains Energy, Inc.			3,800	120,840
Interstate Energy Corp.			3,500	132,195
Mirant Corp.*			6,300	198,891
NiSource, Inc.			3,500	84,350
NRG Energy, Inc.*(a)			3,200	179,232
OGE Energy Corp.			4,500	180,000
Pinnacle West Capital Corp.			3,200	162,048
PPL Corp			15,800	566,272
Public Service Enterprise Group, Inc.			4,900	325,262
Sembcorp Industries Ltd. (Singapore)			83,911	209,468
Teco Energy, Inc.			14,400	248,112
Tokyo Electric Power Co. (Japan)			10,300	332,755
United Utilities PLC (United Kingdom)			25,733	393,001

				8,694,331

Total Common Stocks
(cost $242,827,876)				297,525,079

		Moody’s	Principal
Interest	Maturity	Rating	Amount
Rate	Date	(Unaudited)	(000)#

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES — 10.4%
Federal Home Loan Mortgage Corp.
4.50%	04/01/19-09/01/35		1,194	1,122,739
4.52%	09/01/32(c)		45	44,693
4.576%	09/01/35(c)		404	392,022
4.715%	08/01/35(c)		304	296,579
4.777%	07/01/35(c)		86	85,931
5.00%	12/01/08-08/01/35		1,920	1,868,336
5.055%	11/01/35(c)		186	184,263
5.06%	07/01/35		342	340,252
5.079%	03/01/36(c)		260	256,232
5.145%	01/01/36		640	635,443
5.428%	01/01/36(c)		99	99,216
5.50%	12/01/18-12/01/33		1,285	1,283,528
6.00%	10/01/09-12/01/33		1,271	1,282,838
6.067%	10/01/36(c)		322	323,046
6.133%	10/01/36(c)		322	323,272
6.22%	08/01/36(c)		638	646,397
7.00%	11/01/30-06/01/32		56	57,720
Federal National Mortgage Assoc.
4.50%	01/01/19-02/01/35		3,954	3,783,487
4.50%	TBA		400	374,974
4.631%	09/01/35(c)		358	350,509
4.777%	11/01/35(c)		267	265,881
4.824%	06/01/35(c)		158	156,952
5.00%	03/01/18-02/01/36		8,286	8,041,266
5.00%	TBA		32	30,945
5.00%	TBA		343	331,047
5.063%	08/01/36(c)		473	468,044
5.117%	10/01/35(c)		156	155,062
5.319%	12/01/35(c)		163	162,800
5.357%	12/01/35(c)		190	189,951
5.50%	01/01/17-01/01/36		11,399	11,295,050
5.518%	12/01/35(c)		287	288,151
5.695%	12/01/35(c)		91	91,291
6.00%	04/01/21-01/01/36		5,097	5,742,984
6.00%	TBA		540	543,503
6.00%	TBA		60	60,341
6.001%	08/01/36(c)		370	374,319
6.50%	07/01/32-12/01/36		4,306	4,388,563
7.00%	01/01/31-04/01/32		8	7,986
7.00%	TBA		650	667,062
Government National Mortgage Assoc.
5.00%	07/15/33-03/20/34		1,306	1,267,364
5.50%	10/20/32-05/20/34		517	512,781
6.00%	05/15/26-01/20/35		253	255,889
6.50%	09/20/32-12/20/33		68	69,437
7.00%	03/15/13-08/15/26		191	197,240
8.00%	12/15/16-07/15/23		23	28,787
8.50%	06/15/16-10/15/26		61	66,667
9.50%	10/15/09-03/15/19		2	2,438
12.00%	09/15/13		— (r)	77

Total U.S. Government Agency Mortgage-Backed Securities
(cost $49,913,936)				49,413,355

CORPORATE OBLIGATIONS — 9.6%
Advertising — 0.1%
Advanstar Communications, Inc.,
Sec’d. Notes
10.75%	08/15/10	B1	50	53,812
Advanstar, Inc., Gtd. Notes,
Zero Coupon (until 10/15/05)
15.00% (v)	10/15/11	NR	50	51,875
Lamar Media Corp., Co. Gtd. Notes
6.625%	08/15/15	Ba3	400	396,500

				502,187

Aerospace
BE Aerospace, Inc., Sr. Sub. Notes
8.875%	05/01/11	B3	75	77,625
United Technologies Corp., Sr. Notes
5.40%	05/01/35	A2	80	77,293

				154,918

Automobile Manufacturers — 0.1%
DaimlerChrysler NA Holding Corp., Gtd. Notes
5.82%(c)	08/03/09	Baa1	125	125,203
6.50%	11/15/13	Baa1	220	225,875
Ford Motor Credit Co., Sr. Notes
5.80%	01/12/09	B1	260	255,279

				606,357

SEE NOTES TO FINANCIAL STATEMENTS.

B110

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Automotive Parts — 0.2%
Goodyear Tire & Rubber Co., Sr. Notes, 144A
8.625%	12/01/11	B2	500	$516,250
Hertz Corp., Sr. Notes, 144A
8.875%	01/01/14	B1	400	419,000

				935,250

Beverages — 0.1%
SABMiller PLC, Notes (United Kingdom), 144A(g)
6.20%	07/01/11	Baa1	210	214,942

Biotechnology
Genentech, Inc., Sr. Notes
4.75%	07/15/15	A1	165	157,960

Broadcasting — 0.2%
Cox Communications, Inc., Notes
7.125%	10/01/12	Baa3	210	223,874
Fisher Communications, Inc., Sr. Notes
8.625%	09/15/14	B2	25	26,500
Sinclair Broadcasting Group, Inc., Gtd. Notes
8.00%	03/15/12	B1	500	516,250

				766,624

Building Materials — 0.1%
CRH America, Inc., Gtd. Notes
6.00%	09/30/16	Baa1	130	131,222
Lafarge SA, Notes (France)
6.15%	07/15/11	Baa2	75	76,766
Owens Corning, Inc., Sr. Unsec’d. Notes
6.50%	12/01/16	Baa3	50	50,792

				258,780

Business Services
3M Co., Inc., Notes
5.125%	11/06/09	AA(d)	65	65,006
Affinity Group, Inc., Sr. Sub. Notes
9.00%	02/15/12	B2	50	49,500
Brickman Group Ltd., Gtd. Notes, Series B
11.75%	12/15/09	Ba3	50	53,125
Invensys PLC, Sr. Notes, 144A (United Kingdom)
9.875%	03/15/11	B2	33	35,393

				203,024

Cable Television — 0.3%
AT&T Broadband Corp., Gtd. Notes
8.375%	03/15/13	Baa2	205	233,508
Charter Communications Operating LLC, Sr. Notes, 144A
8.00%	04/30/12	B3	100	103,875
Comcast Corp., Gtd. Notes
4.95%	06/15/16	Baa2	125	116,938
5.875%	02/15/18	Baa2	170	168,173
CSC Holdings, Inc., Sr. Notes
7.25%	07/15/08	B2	400	403,500
Diageo Capital PLC Co., Gtd. Notes (United Kingdom)
5.125%	01/30/12	A3	230	227,128
EchoStar DBS Corp., Gtd. Notes
6.625%	10/01/14	Ba3	50	48,750
General Cable Corp., Sr. Notes
9.50%	11/15/10	B1	25	26,500
Rogers Cable, Inc., Sec’d. Notes, 144A (Canada)
5.50%	03/15/14	Ba2	165	157,771

				1,486,143

Chemicals — 0.3%
BCP Crystal US Holdings Corp., Sr. Sub. Notes
9.625%	06/15/14	B3	400	442,000
Dow Chemical Corp., Sr. Notes
6.125%	02/01/11	A3	115	118,219
DuPont (E.I.) de Nemours & Co., Unsec’d. Notes
5.60%	12/15/36	A2	225	215,861
Hercules, Inc., Gtd. Notes
6.75%	10/15/29	Ba3	75	73,500
Huntsman International LLC, Gtd. Notes, 144A
7.875%	11/15/14	B3	50	50,375
INVISTA, Notes, 144A
9.25%	05/01/12	Ba3	400	429,000

				1,328,955

Clothing & Apparel
Anvil Holdings, Inc., Gtd. Notes, PIK(g)
13.00%	03/15/09	NR	2	1,966
Dyersburg Corp., Gtd. Notes, Series B, 144A(g)(i)
9.75%	09/01/07	NR	175	—

				1,966

Computer Services & Software — 0.1%
Cisco Systems, Inc., Sr. Unsec’d. Notes
5.25%	02/22/11	A1	190	190,477
Oracle Corp., Notes
5.00%	01/15/11	A3	225	222,735

				413,212

Conglomerates — 0.1%
Tyco International Group, Gtd. Notes (Luxembourg)
6.375%	10/15/11	Baa3	225	235,460

Construction — 0.1%
D.R. Horton, Inc., Sr. Notes
5.625%	09/15/14	Baa3	125	120,735
Pulte Homes, Inc., Sr. Unsec’d. Notes
5.20%	02/15/15	Baa3	205	195,314

				316,049

Consumer Products & Services — 0.4%
Bunge Ltd. Finance Corp., Co. Gtd. Notes
4.375%	12/15/08	Baa2	205	200,679
Eastman Kodak Co., Sr. Notes
7.25%	11/15/13	B2	400	397,652

SEE NOTES TO FINANCIAL STATEMENTS.

B111

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Consumer Products & Services (cont’d.)
Fortune Brands, Inc., Notes
5.125%	01/15/11	Baa2	125	$122,661
Idearc, Inc., Sr. Notes, 144A
8.00%	11/15/16	B2	400	406,000
Jostens IH Corp., Gtd. Notes, 144A
7.625%	10/01/12	B2	50	50,625
McCormick & Co., Sr. Unsec’d. Notes
5.20%	12/15/15	A2	175	170,596
Procter & Gamble Co., Sr. Unsub. Notes
4.95%	08/15/14	Aa3	375	366,231

				1,714,444

Containers & Packaging — 0.1%
BWAY Corp., Sr. Sub. Notes
10.00%	10/15/10	B3	50	52,375
Graphic Packaging International Corp., Sr. Notes
8.50%	08/15/11	B2	25	25,875
Sr. Sub. Notes
9.50%	08/15/13	B3	25	26,375
Jefferson Smurfit Corp., Gtd. Notes
8.25%	10/01/12	B2	25	24,375
Owens Brockway Glass Containers, Inc., Gtd. Notes
8.875%	02/15/09	Ba2	150	153,375
Notes
8.75%	11/15/12	Ba2	50	53,000
Owens-Illinois, Inc., Sr. Notes
7.35%	05/15/08	Caa1	25	25,156
Sealed Air Corp., Sr. Notes, 144A
5.375%	04/15/08	Baa3	145	144,303
Silgan Holdings, Inc., Sr. Sub. Notes
6.75%	11/15/13	B1	25	24,500

				529,334

Diversified Operations — 0.1%
Bombardier, Inc., Unsec’d. Notes, 144A (Canada)
6.75%	05/01/12	Ba2	200	196,000
Leucadia National Corp., Sr. Notes
7.00%	08/15/13	Ba2	75	76,125

				272,125

Electric — 0.2%
El Paso Electric Co., Sr. Unsec’d. Notes
6.00%	05/15/35	Baa3	190	182,130
Orion Power Holdings, Inc., Sr. Notes
12.00%	05/01/10	B2	75	85,125
Pacific Gas & Electric Co., Unsec’d. Notes
4.80%	03/01/14	Baa1	115	110,230
Sierra Pacific Resources, Sr. Notes(g)
7.803%	06/15/12	B1	100	104,642
Southern California Edison Co., Notes
4.65%	04/01/15	A2	135	127,571
Virginia Electirc & Power Co., Sr. Notes
6.00%	01/15/36	Baa1	185	184,114

				793,812

Electronic Components & Equipment
Conexant Systems, Inc., Sec’d. Notes, 144A(c)(g)
9.126%	11/15/10	B1	50	51,000
STATS ChipPAC Ltd., Gtd. Notes
6.75%	11/15/11	Ba2	25	24,500

				75,500

Energy — 0.2%
Chesapeake Energy Corp., Gtd. Notes
6.50%	08/15/17	Ba2	425	415,438
NRG Energy, Inc., Gtd. Notes
7.25%	02/01/14	B1	150	151,125
7.375%	02/01/16	B1	250	251,250
Valero Energy Corp., Sr. Notes
3.50%	04/01/09	Baa3	145	139,246

				957,059

Entertainment & Leisure — 0.2%
AMF Bowling Worldwide, Inc., Sr. Sub. Notes
10.00%	03/01/10	B3	75	77,719
Cinemark USA, Inc., Sr. Sub. Notes
9.00%	02/01/13	B2	25	26,500
K2, Inc., Sr. Notes
7.375%	07/01/14	B1	75	75,750
Penn National Gaming, Inc., Sr. Sub. Notes
6.75%	03/01/15	B1	25	24,500
Speedway Motorsports, Inc., Sr. Sub. Notes
6.75%	06/01/13	Ba2	50	50,000

Time Warner Entertainment Co. LP, Debs.
7.25%	09/01/08	Baa2	250	257,031
8.375%	03/15/23	Baa2	170	199,437
Time Warner, Inc., Gtd. Notes
5.50%	11/15/11	Baa2	130	129,667
Town Sports International, Inc., Gtd. Notes
9.625%	04/15/11	B2	16	16,900

				857,504

Environmental Services
Allied Waste North America, Inc., Sr. Notes
8.50%	12/01/08	B2	100	105,125
Casella Waste Systems, Inc., Sr. Sub. Notes
9.75%	02/01/13	B3	100	104,750

				209,875

Financial – Bank & Trust — 0.6%
BAC Capital Trust VI, Gtd. Bonds
5.625%	03/08/35	Aa3	240	226,211
Bank of America Corp., Sr. Notes
4.875%	09/15/12	Aa2	225	220,503
Sub. Notes
5.75%	08/15/16	Aa3	165	168,403
Bank of Nova Scotia, Sub. Debs. (Canada)
6.25%	09/15/08	A1	50	50,734

SEE NOTES TO FINANCIAL STATEMENTS.

B112

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial – Bank & Trust (cont’d.)
Barclays Bank, Notes, 144A (United Kingdom)(g)
5.926%	12/15/16	Aa3	100	$101,259
BB&T Capital Trust II, Gtd. Notes
6.75%	06/07/36	A1	255	278,446
Citigroup, Inc., Sub. Notes
5.00%	09/15/14	Aa2	375	366,149
HSBC Holdings PLC, Sub. Notes (United Kingdom)
6.50%	05/02/36	Aa3	100	107,577
International Nederland Bank NV, Sub. Notes (Netherlands)
5.125%	05/01/15	Aa3	250	243,785
Kinder Morgan Finance Co., Gtd. Notes
5.70%	01/05/16	Baa2	190	174,329
Northern Trust Co., Sub. Notes
4.60%	02/01/13	A1	115	110,534
Northern Trust Corp., Notes
5.30%	08/29/11	A1	114	114,380
Sovereign Capital Trust VI, Gtd. Notes
7.908%	06/13/36	Baa2	140	157,471
Wachovia Corp., Sub. Notes
6.40%	04/01/08	A1	80	81,001
Webster Financial Corp., Sr. Notes
5.125%	04/15/14	Baa3	180	172,554
Wells Fargo & Co., Sr. Unsec’d. Notes
4.875%	01/12/11	Aa1	190	188,113

				2,761,449

Financial – Brokerage — 0.1%
Legg Mason, Inc., Sr. Notes
6.75%	07/02/08	A2	100	101,985
Lehman Brothers Holdings, Inc., Sub. Notes
5.75%	01/03/17	A2	215	217,752

				319,737

Financial Institutions
Jefferies Group, Inc., Sr. Unsec’d. Notes
6.25%	01/15/36	Baa1	150	145,508

Financial Services — 1.6%
Allied Capital, Corp., Unsec’d. Notes
6.00%	04/01/12	Baa2	145	142,915
American Express, Sr. Notes
5.25%	09/12/11	A1	175	175,189
American General Finance Corp., Notes
5.40%	12/01/15	A1	230	227,687
Arch Western Finance LLC, Sr. Notes
6.75%	07/01/13	B1	50	49,625
Bank One Corp., Sub. Notes
5.25%	01/30/13	A1	635	629,716
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes
5.50%	08/15/11	A1	155	156,527
Sub. Notes
5.55%	01/22/17	A2	80	79,803
Capital One Bank, Sub. Notes
6.50%	06/13/13	A3	280	295,156
CIT Group, Inc., Sr. Notes
6.00%	04/01/36	A2	130	128,614
Couche-Tard Corp., Sr. Sub. Notes
7.50%	12/15/13	Ba2	50	51,125
Countrywide Financial Corp., Notes
6.25%	05/15/16	Baa2	255	259,904
Credit Suisse USA, Sr. Notes
5.50%	08/16/11	Aa3	135	136,471
ERAC USA Finance Co., Bonds, 144A(g)
5.60%	05/01/15	Baa1	185	183,639
Franklin Resources, Inc., Notes
3.70%	04/15/08	A2	55	53,868
GAXT Financial Corp., Sr. Notes
5.50%	02/15/12	Baa3	125	124,190
General Electric Capital Corp., Sr. Notes
5.375%	10/20/16	Aaa	260	260,347
General Motors Acceptance Corp., Notes
6.75%	12/01/14	Ba1	400	410,853
Goldman Sachs Group, Inc., Gtd. Notes
6.345%	02/15/34	A1	380	384,655
HBOS PLC, Sub. Notes, 144A (United Kingdom)(g)
6.00%	11/01/33	Aa3	170	173,763
Host Marriott LP, Gtd. Notes
6.75%	06/01/16	Ba1	500	500,625
HSBC Finance Corp., Notes
5.00%	06/30/15	Aa3	240	233,368
Huntington National Bank, Sr. Notes
4.375%	01/15/10	A2	210	203,683
International Lease Finance Corp., Notes
6.375%	03/15/09	A1	85	86,831
Unsec’d. Notes
5.125%	11/01/10	A1	100	99,220
John Deere Capital Corp., Notes
7.00%	03/15/12	A3	190	203,326
JSG Funding PLC, Sr. Sub. Notes
7.75%	04/01/15	Caa1	50	48,000
Mangrove Bay Pass-Through Trust, Notes, 144A(g)
6.102%	07/13/33		100	97,544
MBNA America Bank NA, Notes
4.625%	08/03/09	Aa1	190	187,403
Sub. Notes
7.125%	11/15/12	Aa2	80	87,160
Merrill Lynch & Co., Sub. Notes
6.05%	05/16/16	A1	190	196,658
6.22%	09/15/26	A1	130	133,960
Mizuho Capital Investment 1 Ltd., Sub. Notes, 144A(g)
6.686%	12/31/49	Baa2	66	66,589
Morgan Stanley, Sr. Unsec’d. Notes
6.25%	08/09/26	Aa3	60	62,741

SEE NOTES TO FINANCIAL STATEMENTS.

B113

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (cont’d.)
MUFG Capital Finance 1 Ltd., Gtd. Notes(c) (Cayman Islands)
6.346%	07/29/49	Baa2	100	$101,489
Principal Financial Group, Inc., Gtd. Notes
6.098%	10/15/36	A2	120	122,839
Residential Capital Corp., Gtd. Notes
6.125%	11/21/08	Baa3	120	120,594
Student Loan Marketing Assoc., Notes
4.94%	04/01/09	A2	155	150,708
5.577% (c)	01/26/09	A2	225	225,795
U.S. Bancorp, Sr. Notes
4.50%	07/29/10	Aa2	275	268,729
Verizon Global Funding Corp., Notes
7.75%	12/01/30	A3	165	193,541
Wells Fargo Bank NA, Sub. Notes
4.75%	02/09/15	Aa1	250	239,351
Xstrata Finance Canada Ltd., Gtd. Notes (Canada), 144A(g)
5.50%	11/15/11	Baa2	65	64,984

				7,619,185

Food
B&G Foods Holding Corp., Sr. Notes
8.00%	10/01/11	B1	125	126,250
Wrigley, (Wm., Jr.) Co., Sr. Unsec’d. Notes
4.65%	07/15/15	A1	75	71,292

				197,542

Furniture
Sealy Mattress Co., Sr. Sub. Notes
8.25%	06/15/14	B2	50	52,250

Healthcare Services — 0.2%
Concentra Operating Corp., Gtd. Notes
9.125%	06/01/12	B3	75	78,750
9.50%	08/15/10	B3	25	26,250
Genesis HealthCare Corp., Sr. Sub. Notes
8.00%	10/15/13	B1	75	78,187
HCA, Inc., Notes
8.75%	09/01/10	Caa1	450	469,125
Highmark, Inc., Notes, 144A(g)
6.80%	08/15/13	Baa2	145	152,077
Vanguard Health Holdings Co. LLC II, Sr. Sub. Notes(a)
9.00%	10/01/14	Caa1	50	50,625
VWR International, Inc., Sr. Sub. Notes, 144A
8.00%	04/15/14	B3	25	25,750
Wellpoint, Inc., Unsec’d. Notes
5.00%	01/15/11	Baa1	120	118,536

				999,300

Hotels & Motels
Harrahs Operating Co., Inc., Gtd. Notes
5.50%	07/01/10	Baa3	100	98,015
Hilton Hotels Corp., Notes
7.625%	12/01/12	Ba2	25	26,500
Mandalay Resort Group, Sr. Sub. Notes
10.25%	08/01/07	B1	25	25,594

				150,109

Industrial Products
Brand Services, Inc., Gtd. Notes
12.00%	10/15/12	Caa1	75	82,941
Collins & Aikman Corp., Gtd. Notes
9.75%	02/15/10	B3	75	76,687
Mobile Mini, Inc., Sr. Notes
9.50%	07/01/13	B1	49	52,308

				211,936

Information Technology Services
Dun & Bradstreet Corp., Sr. Notes
5.50%	03/15/11	A-(d)	100	100,251

Insurance — 0.4%
Ace INA Holdings, Inc., Notes
5.875%	06/15/14	A3	155	157,976
Fund American Cos., Inc., Notes
5.875%	05/15/13	Baa2	195	193,835
Genworth Financial, Inc., Jr. Sub. Notes
6.15%	11/15/46	A3	78	77,890
Notes
5.75%	06/15/14	A2	185	188,501
MetLife, Inc., Sr. Notes
6.125%	12/01/11	A2	200	206,750
Nationwide Financial Services, Inc., Sr. Notes
5.90%	07/01/12	A3	205	208,930
Nationwide Mutual Insurance Co., Bonds, 144A(g)
6.60%	04/15/34	A2	105	102,778
NLV Financial Corp., Sr. Notes, 144A(g)
7.50%	08/15/33	Baa3	120	130,686
Principal Life Global Funding I, Notes, 144A(g)
5.125%	10/15/13	Aa2	185	183,203
Security Benefit Life Insurance Co., Notes, 144A(g)
7.45%	10/01/33	Baa1	80	89,622
Sun Life Financial Global Funding LP, Notes, 144A(c)(g)
5.614%	10/06/13	Aa3	190	189,777
Torchmark Corp., Notes
6.375%	06/15/16	Baa1	125	129,114
Transatlantic Holdings, Inc., Sr. Unsec’d. Notes
5.75%	12/14/15	A2	150	149,373

				2,008,435

Machinery & Equipment
Dresser-Rand Group, Inc., Gtd. Notes
7.375%	11/01/14	B1	22	22,165

SEE NOTES TO FINANCIAL STATEMENTS.

B114

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Media — 0.1%
News America, Inc., Gtd. Notes
6.40%	12/15/35	Baa2	200	$198,687
Viacom, Inc., Sr. Notes
6.25%	04/30/16	Baa3	150	148,961

				347,648

Medical Supplies & Equipment — 0.1%
Fresenius Medical Care Capital Trust II, Gtd. Notes
7.875%	02/01/08	B1	250	254,375
Medtronic, Inc., Sr. Notes
4.75%	09/15/15	A1	260	246,298

				500,673

Metals & Mining — 0.1%
Hawk Corp., Sr. Notes
8.75%	11/01/14	B3	50	49,875
Newmont Mining Corp., Unsec’d. Notes
5.875%	04/01/35	Baa1	85	79,010
Russel Metals, Inc., Sr. Notes, 144A (Canada)
6.375%	03/01/14	Ba2	75	71,531
Vale Overseas Ltd., Gtd. Notes
6.875%	11/21/36	Baa3	160	164,104
Valmont Industries, Inc., Gtd. Notes
6.875%	05/01/14	Ba3	25	24,781

				389,301

Office Equipment — 0.1%
Xerox Corp., Sr. Unsec’d. Notes
6.75%	02/01/17	Baa3	400	418,000

Oil & Gas — 0.8%
Amerada Hess Corp., Bonds
7.875%	10/01/29	Ba1	85	99,220
ANR Pipeline Co., Notes
8.875%	03/15/10	Ba1	25	26,227
Atmos Energy Corp., Notes
4.00%	10/15/09	Baa3	210	202,020
Baker Hughes, Inc., Sr. Notes
6.875%	01/15/29	A2	200	221,231
Boardwalk Pipelines LLC, Notes
5.50%	02/01/17	Baa2	55	52,980
ConocoPhillips, Gtd. Bonds
5.90%	10/15/32	A1	245	248,890
Denbury Resources, Inc., Gtd. Notes
7.50%	04/01/13	B1	75	76,125
Sr. Sub. Notes
7.50%	12/15/15	B1	25	25,500
Devon Financing Corp ULC., Gtd. Notes
6.875%	09/30/11	Baa2	240	253,780
Diamond Offshore Drilling, Inc., Sr. Notes
4.875%	07/01/15	Baa2	150	140,798
5.15%	09/01/14	Baa2	125	119,973
Duke Capital LLC, Sr. Notes
6.25%	02/15/13	Baa2	185	190,613
Dynegy-Roseton Danskammer Corp., Gtd. Notes
7.27%	11/08/10	Ba3	50	51,125
EnCana Holdings Finance Corp., Gtd. Notes (Canada)
5.80%	05/01/14	Baa2	200	201,189
Ferrellgas Partners LP, Sr. Notes
8.75%	06/15/12	B2	25	25,625
Forest Oil Corp., Sr. Notes
8.00%	12/15/11	B1	25	26,000
Halliburton Co., Sr. Sub. Notes
5.50%	10/15/10	Baa1	265	264,529
Hanover Compressor Co., Sr. Notes
9.00%	06/01/14	B2	25	27,000
Hilcorp Energy I LP, Sr. Notes, 144A(g)
10.50%	09/01/10	B3	75	80,250
Magnum Hunter Resources, Inc., Gtd. Notes
9.60%	03/15/12	B1	33	34,691
Midamerican Energy Holdings, Bonds, 144A
6.125%	04/01/36	Baa1	150	151,208
National Gas Co. of Trinidad and Tobago Ltd., Notes, 144A (Trinidad)(g)
6.05%	01/15/36	A3	100	97,530
Panhandle Eastern Pipe Line Co., Sr. Notes
4.80%	08/15/08	Baa3	70	68,961
Pemex Project Funding Master Trust, Gtd. Notes
5.75%	12/15/15	Baa1	200	198,600
Gtd. Notes, 144A(c)(g)
6.66%	06/15/10	Baa1	190	195,035
Petro-Canada, Notes (Canada)
5.95%	05/15/35	Baa2	185	175,425
Public Service Electric and Gas, Sec’d. Notes
5.70%	12/01/36	A3	225	219,161
Sunoco, Inc., Sr. Notes
5.75%	01/15/17	Baa2	150	146,744
XTO Energy, Inc., Sr. Unsec’d. Notes
5.65%	04/01/16	Baa2	115	113,687

				3,734,117

Paper & Forest Products — 0.1%
Boise Cascade LLC, Gtd. Notes
7.125%	10/15/14	B2	100	96,750
Celulosa Arauco v Constitucion SA, Notes (Chile)
5.125%	07/09/13	Baa2	160	154,648
Georgia-Pacific Corp., Gtd. Notes, 144A(g)
7.125%	01/15/17	Ba3	400	399,000

				650,398

Pharmaceuticals — 0.1%
Amgen, Inc., Sr. Notes
4.00%	11/18/09	A2	125	121,273
Cardinal Health, Inc., Bonds, 144A(g)
5.642%	10/02/09	Baa2	140	140,066
Teva Pharmaceutical Finance LLC, Gtd. Notes
5.55%	02/01/16	Baa2	100	97,783

SEE NOTES TO FINANCIAL STATEMENTS.

B115

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Pharmaceuticals (cont’d.)
Warner Chilcott Corp., Gtd. Notes
8.75%	02/01/15	Caa1	33	$33,825

				392,947

Printing & Publishing — 0.1%
CanWest Media, Inc., Gtd. Notes (Canada)
8.00%	09/15/12	B2	137	143,512
Dex Media East LLC, Gtd. Notes
9.875%	11/15/09	B1	25	26,188
12.125%	11/15/12	B2	98	107,922
Sun Media Corp., Gtd. Notes (Canada)
7.625%	02/15/13	Ba2	50	50,688

				328,310

Railroads — 0.1%
Norfolk Southern Corp., Sr. Notes
6.00%	04/30/08	Baa1	250	251,968

Real Estate Investment Trust — 0.3%
Archstone-Smith Operating Trust, Sr. Unsec’d. Notes
5.25%	05/01/15	Baa1	180	176,612
AvalonBay Communities, Inc., Notes
6.125%	11/01/12	Baa1	125	129,506
Centex Corp., Sr. Unsec’d. Notes
5.45%	08/15/12	Baa2	200	196,791
Lennar Corp., Gtd. Notes
5.60%	05/31/15	Baa2	145	138,646
MDC Holdings, Inc., Gtd. Notes
5.50%	05/15/13	Baa3	260	248,587
NVR, Inc., Sr. Notes
5.00%	06/15/10	Baa3	85	82,917
Reckson Operating Partnership LP, Sr. Unsec’d. Notes
6.00%	03/31/16	Baa3	125	121,991
Simon Property Group LP, Notes
3.75%	01/30/09	A3	190	184,535
USB Realty Corp., Jr. Sub. Notes(c)
6.091%	12/22/49	A1	300	299,170

				1,578,755

Restaurants
Real Mex Restaurants, Inc., Gtd. Notes
10.00%	04/01/10	Ba2	25	26,375
Yum! Brands, Inc., Sr. Notes
7.70%	07/01/12	Baa2	115	125,715

				152,090

Retail & Merchandising — 0.3%
Adesa, Inc., Sr. Sub. Notes
7.625%	06/15/12	B1	50	51,625
AmeriGas Partners LP/ AmeriGas Eagle Finance Corp., Sr. Notes
7.125%	05/20/16	B1	400	400,000
Autonation, Inc., Gtd. Notes
7.00%	04/15/14	Ba2	75	75,562
7.045%	04/15/13	Ba2	75	75,375
Home Depot, Inc., Sr. Unsec’d. Notes
5.40%	03/01/16	Aa3	295	288,524
Kroger Co., Gtd. Notes
8.05%	02/01/10	Baa2	180	192,592
Pantry, Inc., Sr. Sub. Notes
7.75%	02/15/14	B3	50	50,313
Penney, (J.C.) Co., Inc., Notes
9.00%	08/01/12	Baa3	120	137,213
Wal-Mart Stores, Inc., Bonds
5.25%	09/01/35	Aa2	200	183,660

				1,454,864

Semiconductors — 0.1%
Freescale Semiconductor, Sr. Notes
8.875%	12/15/14	B1	400	398,500

Software/Services — 0.1%
Sungard Data Systems, Inc., Sr. Unsec’d. Notes(a)
9.125%	08/15/13	Caa1	400	420,000

Telecommunications — 0.7%
America Movil S.A. de C.V., Unsec’d. Notes (Mexico)
6.375%	03/01/35	A3	130	126,834
AT&T, Inc., Notes
5.10%	09/15/14	A2	155	150,497
5.30%	11/15/10	A2	130	130,018
6.45%	06/15/34	A2	260	263,855
Centennial Cellular Operating Co., Gtd. Notes
10.125%	06/15/13	B2	50	53,875
Citizens Communications Co., Sr. Notes
6.25%	01/15/13	Ba2	400	392,500
Horizon PCS, Inc., Gtd. Notes
11.375%	07/15/12	B3	25	27,875
iPCS Escrow Co., Sr. Notes
11.50%	05/01/12	B3	50	55,500
Qwest Corp., Sr. Unsec’d. Notes
7.50%	10/01/14	Ba1	400	424,000
Rogers Wireless, Inc., (Canada) Sec’d. Notes
9.625%	05/01/11	Ba2	75	85,125
Sr. Sub. Notes
8.00%	12/15/12	B1	150	160,125
Sprint Capital Corp., Gtd. Notes
6.875%	11/15/28	Baa3	32	32,032
Telecom Italia Capital, Gtd. Notes (Luxembourg)
5.25%	11/15/13	Baa2	405	386,163
Telefonica Emisones SAU, Gtd. Notes
6.421%	06/20/16	Baa1	195	201,165
Telefonos de Mexico SA, Sr. Notes
5.50%	01/27/15	A3	150	146,020
TELUS Corp., Notes (Canada)
8.00%	06/01/11	Baa2	245	267,916

SEE NOTES TO FINANCIAL STATEMENTS.

B116

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Telecommunications (cont’d.)
U.S. Unwired, Inc., Sec’d. Notes
10.00%	06/15/12	BBB+(d)	50	$55,000
UbiquiTel Operating Co., Sr. Notes
9.875%	03/01/11	BBB+(d)	75	81,000
Windstream Corp., Sr. Notes, 144A
8.625%	08/01/16	Ba3	400	438,000

				3,477,500

Transportation — 0.1%
CHC Helicopter Corp., Sr. Sub. Notes
7.375%	05/01/14	B1	25	24,094
CSX Corp., Sr. Sub. Notes
6.00%	10/01/36	Baa2	100	99,986
Union Tank Car Co., Notes
7.125%	02/01/07	A2	150	150,086

				274,166

Utilities — 0.6%
AES Corp. (The) Sec’d. Notes, 144A(g)
9.00%	05/15/15	Ba3	100	107,500
Sr. Notes
7.75%	03/01/14	B1	25	26,375
8.875%	02/15/11	B1	75	80,437
9.375%	09/15/10	B1	50	54,313
Alabama Power Co., Sr. Notes
5.56%	08/25/09	A2	175	175,617
Allegheny Energy Supply Co. LLC, Notes
7.80%	03/15/11	Ba3	25	26,813
Appalachian Power Co., Notes
6.375%	04/01/36	Baa2	105	107,814
Aquila Canada Finance Corp., Gtd. Notes (Canada)
7.75%	06/15/11	B2	25	26,381
Black Hills Corp., Notes
6.50%	05/15/13	Baa3	125	125,527
CE Electric UK Funding Co., Sr. Notes, 144A (United Kingdom)
6.995%	12/30/07	Baa2	155	157,024
Centerpoint Energy, Inc., Sr. Notes
7.25%	09/01/10	Ba1	135	142,239
CMS Energy Corp., Sr. Notes
8.50%	04/15/11	Ba3	400	435,000
Exelon Generation Co. LLC, Notes
5.35%	01/15/14	Baa1	115	112,641
FirstEnergy Corp., Notes
6.45%	11/15/11	Baa3	200	208,562
Florida Power & Light Co., First Mortgage(g)
6.20%	06/01/36	Aa3	75	79,812
Mirant Americas Generation LLC, Sr. Notes
8.30%	05/01/11	Caa1	400	410,000
Monongahela Power Co., First Mortgage
5.70%	03/15/17	Baa2	170	169,880
Progress Energy, Inc., Sr. Unsec’d. Notes
5.625%	01/15/16	Baa2	125	124,709
Public Service Co. of New Mexico, Sr. Notes
4.40%	09/15/08	Baa2	245	240,511
Westar Energy, Inc., First Mortgage
5.10%	07/15/20	Baa2	110	102,282
Williams Cos., Inc., Notes
8.75%	03/15/32	Ba2	25	28,250
WPD Holdings UK, Jr. Unsub. Notes, 144A (United Kingdom)(g)
6.875%	12/15/07	Baa3	110	110,634

				3,052,321

Total Corporate Obligations (cost $45,590,446)				45,400,905

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds
4.50%	02/15/36		1,255	1,193,427
5.125%	05/15/16		1,025	1,055,790
5.375%	02/15/31		635	680,194
5.50%	08/15/28		505	545,558
6.00%	02/15/26		1,050	1,190,848
6.25%	08/15/23-05/15/30		775	919,597
6.375%	08/15/27		155	184,438
7.625%	02/15/25		280	370,585
8.50%	02/15/20		325	438,928
U.S. Treasury Inflationary Bonds, TIPS
2.00%	07/15/14		1,215	1,262,424
2.50%	07/15/16		1,245	1,253,431
U.S. Treasury Notes
3.625%	06/30/07-06/15/10		5,490	5,360,146
4.00%	06/15/09-02/15/14		745	723,224
4.25%	11/30/07-11/15/13		4,725	4,603,162
4.25%	11/15/14(a)		1,400	1,358,109
4.375%	11/15/08		1,920	1,904,550
4.75%	05/15/14		100	100,258
5.00%	08/15/11		3,600	3,650,342
5.75%	08/15/10		1,165	1,205,183

Total U.S. Treasury Obligations (cost $28,183,347)				28,000,194

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.7%
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class-A2
4.648%	09/11/36	AAA(d)	350	339,317
Series 2006-6, Class A4
5.356%	12/10/16	Aaa	225	225,059
Banc of America Mortgage Securities, Series 2003-L, Class 2A2
4.263%	01/25/34	Aaa	382	376,002
Series 2004-A, Class-2A2
4.118%	02/25/34	AAA(d)	216	212,482
Series 2004-D, Class 2A2
4.198%	05/25/34	AAA(d)	91	89,440
Series 2004-H, Class 2A2
4.752%	09/25/34	Aaa	124	122,779
Series 2004-I, Class 3A2
4.92%	10/25/34	Aaa	140	137,719
Series 2005-A, Class 2A2(c)
4.46%	02/25/35	Aaa	819	804,052

SEE NOTES TO FINANCIAL STATEMENTS.

B117

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS
(Continued)
Series 2005-J, Class 2A1
5.096%	11/25/35	Aaa	484	$479,042
Series 2005-J, Class 3A1(c)
5.266%	11/25/35	Aaa	193	190,816
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4
4.674%	06/11/41	Aaa	300	287,196
Series 2005-PWR9, Class AAB
4.804%	09/15/42	Aaa	400	390,433
Series 2005-T20, Class-A1
4.94%	10/12/42	Aaa	388	384,756
Series 2006-PW12, Class A4
5.895%	09/11/38	Aaa	725	748,449
Series 2006-PW13, Class A4
5.54%	09/11/41	AAA(d)	725	735,478
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AJ
5.40%	09/15/20	Aaa	300	298,064
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa	775	788,376
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 2A1(c)
4.70%	08/27/35	Aaa	620	608,779
Series 2006-AR2, Class 2AB(c)
5.591%	03/25/36	Aa1	204	203,962
Commercial Mortgage Pass-Through Certification, Series 2005-LP5, Class-A1
4.235%	05/10/43	Aaa	196	193,022
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4
4.832%	04/15/37	Aaa	775	749,112
Credit Suisse Mortgage Capital Certificate, Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	525	528,247
Federal Home Loan Mortgage Corp. Series 3162, Class OD
6.00%	06/15/35	Aaa	250	252,923
Series 3195, Class PN
6.50%	08/15/30	Aaa	607	620,736
Federal National Mortgage Assoc., Series 319, Class 2, IO(g)
6.50%	02/01/32	Aaa	56	12,850
Series 2002-74, Class-PJ
5.00%	03/25/15	Aaa	575	571,310
Series 2003-40, Class NI, IO(g)
5.50%	04/01/33	Aaa	53	4,275
Series 2003-92, Class NM
3.50%	04/25/13	Aaa	232	228,079
Series 2005-57, Class PA
5.50%	05/25/27	Aaa	475	474,933
Freddie Mac, Series 2614, Class IH, IO(g)
4.50%	05/15/16	Aaa	390	39,932
Series 2631, Class IG, IO(g)
4.50%	07/15/11	Aaa	352	4,967
Series 2686, Class JG
5.50%	04/15/28	Aaa	800	798,489
General Electric Capital Commercial Mortgage Corp., Series 2001-1, Class-A2
6.531%	05/15/33	Aaa	390	407,998
Series 2005-C4, Class A1
5.082%	11/10/45	Aaa	304	302,736
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2
6.70%	04/15/34	AAA(d)	375	395,641
Greenwich Capital Commercial Funding Corp., Series 2004-GG1A, Class A2
3.835%	10/08/08	Aaa	64	63,656
Series 2005-GG3, Class A2
4.305%	08/10/42	Aaa	675	657,117
Series 2005-GG3, Class AAB
4.619%	08/10/42	Aaa	160	154,785
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1(c)
4.561%	09/25/35	AAA(d)	311	304,188
JP Morgan Chase Commercial Mortgage Corp., Series 2001-CIB2, Class A2
6.244%	04/15/35	AAA(d)	206	208,551
Series 2001-CIBC, Class A3
6.26%	03/15/33	AAA(d)	424	436,659
Series 2005-LDP4, Class ASB(c)
4.824%	10/15/42	Aaa	325	316,716
Series 2005-LDP5, Class A4(c)
5.345%	12/15/44	Aaa	750	746,465
Series 2006, Class 14-A4
5.481%	12/12/44	Aaa	725	731,877
JP Morgan Chase Commercial Mortgage Securities Co., Series 2006-LDP9, Class A1
5.17%	05/15/47	Aaa	1,175	1,172,017
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A1
3.636%	11/15/27	Aaa	591	577,274
Series 2004-C2, Class-A2(c)
3.246%	03/01/29	Aaa	600	576,116
Series 2004-C4, Class A2
4.567%	05/15/29	Aaa	750	738,738
Series 2005-C1, Class A4
4.742%	02/15/30	Aaa	325	313,066
Series 2006-C1A, Class A4
5.156%	02/15/31	AAA(d)	650	642,126
Merrill Lynch Countrywide Commercial Mortgage Series 2006-4 Class A3(c)
5.172%	12/12/49	Aaa	575	566,732
Washington Mutual Mortgage,(c) Series 2004-AR1, Class A
4.229%	03/25/34	Aaa	134	131,311
Series 2005-AR3, Class A2
4.647%	03/25/35	Aaa	134	132,122
Wells Fargo Mortgage Backed Securities Trust, Series 2003-0, Class 5A1
4.805%	01/25/34	AAA(d)	299	292,464
Series 2005-AR2, Class 2A2(c)
4.546%	03/25/35	Aaa	114	112,558

SEE NOTES TO FINANCIAL STATEMENTS.

B118

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS
(Continued)
Series 2006-AR16, Class A1(c)
5.702%	10/25/36	Aaa	580	$575,816

Total Collateralized Mortgage Obligations (cost $22,678,334)				22,457,805

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.0%
Federal Home Loan Bank
5.125%	08/14/13		740	746,107
5.60%	06/28/11		300	307,763
Federal Home Loan Mortgage Corp.
4.125%	10/18/10		665	646,726
5.00%	07/15/14		1,000	1,001,223
5.125%	02/27/09-07/15/12		460	460,484
6.625%	09/15/09		1,000	1,041,499
Federal National Mortgage Assoc.
3.25%	08/15/08-02/15/09		1,175	1,137,069
4.375%	09/15/12		450	437,220
4.875%	12/15/16		710	702,054
5.666%	01/01/36		739	740,031
6.00%	05/15/08-05/15/11		2,020	2,088,656

Total U.S. Government Agency Obligations (cost $9,413,402)				9,308,832

ASSET-BACKED SECURITIES — 2.0%
BankBoston Home Equity Loan Trust, Series 1998-1, Class-A6
6.35%	02/25/13	Aaa	55	54,727
Capital Auto Receivables Asset Trust, Series 2006-SN1A, Class A4A, 144A(g)
5.32%	03/20/10	AAA(d)	800	800,906
Series 2006-SN1A, Class B, 144A
5.50%	04/20/10	AA(d)	115	116,150
Capital One Multi-Asset Execution Trust, Series 2005-A7, Class A7
4.70%	06/15/15	Aaa	4,150	4,058,571
Chase Funding Mortgage Loan Asset-Backed, Series 2002-2, Class 1M1
5.599%	09/25/31	Aa2	36	36,031
GE Capital Credit Card Master Note Trust, Series 2006-1, Class A
5.08%	09/15/12	Aaa	200	200,406
GE Equipment Small Ticket LLC, Series 2005-1A, Class A4, 144A(g)
4.51%	12/22/14	Aaa	350	343,602
Hyundai Auto Receivables Trust, Series 2006-A, Class A4
5.26%	11/15/12	Aaa	300	300,406
Marriott Vacation Club Owner Trust, 144A(g) Series 2006-1A, Class A
5.737%	04/20/28	Aaa	498	504,880
Series 2006-2A, Class A
5.362%	10/20/28	Aaa	187	187,114
New Century Home Equity Loan Trust, Series 2005-A, Class A6
4.954%	08/25/35	AAA(d)	575	558,738
Series 2005-A, Class M2
5.344%	06/28/35	AA(d)	210	205,677
PECO Energy Transition Trust, Series 2001-A, Class A1
6.52%	12/31/10	Aaa	475	495,594
PSE&G Transition Funding LLC, Series 2001-1, Class A6
6.61%	06/15/15	Aaa	350	374,500
Reliant Energy Transition Bond Co. LLC, Series 2001-1, Class A4
5.63%	09/15/15	Aaa	350	357,936
Triad Auto Receivables Owner Trust, Series 2006-B, Class A4
5.52%	11/12/12	Aaa	625	630,604

Total Asset-Backed Securities (cost $9,265,705)				9,225,842

FOREIGN GOVERNMENT BONDS — 0.2%
Republic of Italy (Italy)
5.25%	09/20/16	A+(d)	335	337,304
Republic of South Africa Notes (South Africa)
6.50%	06/02/14	Baa1	265	278,581
Swedish Export Credit, Unsub. Notes (Sweden)
4.875%	09/29/11	Aa1	150	148,684
United Mexican States (Mexico)
6.375%	01/16/13	Baa1	205	215,558

Total Foreign Government Bonds (cost $964,312)				980,127

MUNICIPAL BONDS — 0.1%
Kansas
Kansas Development Finance Authority Revenue Bonds
5.501%	05/01/34	Aaa	125	125,308

New York — 0.1%
New York City Housing Development Corp. Revenue Bonds
6.42%	11/01/27	Aa2	130	134,354

Oregon
Oregon State Taxable Pension, General Obligation Unlimited
5.892%	06/01/27	Aa3	60	62,825

Total Municipal Bonds (cost $315,000)				322,487

SEE NOTES TO FINANCIAL STATEMENTS.

B119

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
	Unit	(Note 2)

WARRANT*
Transportation
Travelcenters of America, expiring 05/01/09(g) (cost $0)
	525	$26,806

Total Long-Term Investments (cost $409,152,358)		462,661,432

	Shares

SHORT-TERM INVESTMENT — 10.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $48,723,571; includes $35,870,400 of cash collateral for securities on loan)(b)(w) (Note 4)	48,723,571	48,723,571

Total Investments, Before Securities Sold Short — 108.1% (cost $457,875,929; Note 6)		511,385,003

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

Security Sold Short — (0.1)%
Federal National Mortgage Assoc. (proceeds $606,000)
6.00%	TBA	600	(603,937)

Total Investments, Net of Security Sold Short(o)— 108.0% (cost $457,269,929)			510,781,066
Liabilities In Excess of Other Assets — (8.0)%			(37,693,524)

NET ASSETS — 100.0%			$473,087,542

The following abbreviations are used in portfolio descriptions:
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
TBA	Securities Purchased on a Forward Commitment Basis
TIPS	Treasury Inflation Protected Securities
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $34,417,613; cash collateral of $35,870,400 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(o)	As of December 31, 2006, 79 securities representing $14,098,295 and 2.98% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(r)	Less than $1,000 par.
(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
U.S. Government Agency Mortgage-Backed Securities	10.4%
Affiliated Money Market Mutual Fund (including 7.6% of collateral received for securities on loan)	10.3
Financial Services	6.9
Oil & Gas	6.8
Financial – Bank & Trust	6.0
U.S. Treasury Obligations	5.9
Collateralized Mortgage Obligations	4.7
Telecommunications	3.7
Retail & Merchandising	3.5
Insurance	3.5
Pharmaceuticals	3.3
Computer Services & Software	3.0
Consumer Products & Services	2.8
Utilities	2.4
Conglomerates	2.3
U.S. Government Agency Obligations	2.0
Asset-Backed Securities	2.0
Diversified Operations	1.7
Medical Supplies & Equipment	1.6
Semiconductors	1.6
Healthcare Services	1.4
Computer Hardware	1.4
Entertainment & Leisure	1.3
Beverages	1.3
Internet Services	1.2
Chemicals	1.2
Real Estate Investment Trust	1.1
Aerospace	1.0
Food	1.0
Metals & Mining	1.0
Electronic Components & Equipment	0.8
Machinery & Equipment	0.8
Cable Television	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

B120

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

Broadcasting	0.7%
Transportation	0.6
Railroads	0.6
Automobile Manufacturers	0.5
Industrial Products	0.5
Business Services	0.5
Construction	0.5
Advertising	0.4
Paper & Forest Products	0.4
Computers	0.4
Automotive Parts	0.4
Building Materials	0.4
Office Equipment	0.3
Printing & Publishing	0.3
Foreign Government Bonds	0.2
Environmental Services	0.2
Energy	0.2
Financial – Brokerage	0.2
Clothing & Apparel	0.2
Electric	0.2
Airlines	0.2
Real Estate Operating Companies	0.2
Hotels & Motels	0.1
Real Estate	0.1
Farming & Agriculture	0.1
Containers & Packaging	0.1
Media	0.1
Financial – Securities/Asset Management	0.1
Software/Services	0.1
Pharmaceuticals – Manufacturing	0.1
Commercial Banks	0.1
Municipal Bonds	0.1
Lodging	0.1
Gaming/Lodging	0.1
Distribution/Wholesale	0.1
Building & Construction	0.1

108.1
Security Sold Short	(0.1)
Liabilities in Excess of Other Assets	(8.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B121

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

LONG-TERM INVESTMENTS — 93.9%
FOREIGN BONDS — 54.2%
Australia — 0.1%
Australia & New Zealand Banking Group, Sub. Notes(c)
4.45%	02/05/15	A1	EUR	150	$199,149
BHP Billiton Finance, Gtd. Notes
4.80%	04/15/13	A1		450	435,579
Westpac Banking, Notes
2.875%	06/25/08	Aa3	EUR	80	103,886

					738,614

Austria — 4.5%
Republic of Austria, Bonds
6.25%	07/15/27	Aaa	EUR	850	1,445,118
Notes, 144A(g)
3.80%	10/20/13	Aaa	EUR	1,800	2,354,672
Unsub. Notes
4.00%	07/15/09	Aaa	EUR	14,460	19,129,842

					22,929,632

Belgium — 1.7%
Belgium Government, Bonds
5.00%	03/28/35	Aa1	EUR	5,450	8,204,173
Elia System Operator SA NV, Sr. Unsub. Notes
4.75%	05/13/14	A-(d)	EUR	200	269,422

					8,473,595

Brazil — 3.1%
Nota do Tesouro Nacional Series B, Notes
6.00%	05/15/15	Ba2	BRL	4,300	2,929,883
10.00%	01/01/14	NR	BRL	5,148	2,142,404
Nota do Tesouro Nacional Series F, Notes
10.00%	01/01/10-01/01/12	NR	BRL	24,724	10,753,653

					15,825,940

Canada — 1.7%
Canadian Government, Bonds
5.25%	06/01/12-06/01/13	Aaa	CAD	2,805	2,528,049
5.75%	06/01/33	Aaa	CAD	1,620	1,746,972
EnCana Holdings Financial Corp., Gtd. Notes
5.80%	05/01/14	Baa2		280	281,664
Ford Credit Canada, Sr. Notes
7.25%	12/07/07	B1	GBP	90	176,879
Ontario Province, Debs.
5.00%	03/08/14	Aa1	CAD	2,465	2,209,485
Petro-Canada, Notes
5.95%	05/15/35	Baa2		255	241,801
Quebec Province, Debs.
9.375%	01/16/23	Aa2	CAD	910	1,190,211
Telus Corp., Notes
8.00%	06/01/11	Baa2		315	344,464

					8,719,525

Cayman Islands — 0.2%
Allstate Life Funding LLC, Sec’d. Notes
6.375%	01/17/11	Aa2	GBP	250	500,509
Altria Finance Cayman Islands Ltd., Gtd. Notes
5.625%	06/24/08	Baa1	EUR	250	336,545
BES Finance Ltd., Gtd. Notes
6.25%	05/17/11	A2	EUR	140	198,076

					1,035,130

Chile
Celulosa Arauco y Constitucion SA, Notes
5.125%	07/09/13	Baa2		225	217,473

Denmark — 0.3%
Kingdom of Denmark, Bonds
5.00%	11/15/13	Aaa	DKK	7,590	1,430,948

Finland — 0.1%
Nordea Bank Finland, Sub. Notes(c)
5.75%	03/26/14	A1	EUR	200	272,680

France — 8.9%
Aventis SA, Sr. Unsub. Notes
4.25%	09/15/10	A1	EUR	200	263,783
BNP Paribas SA, Sub.Notes
5.25%	12/17/12	Aa3	EUR	140	194,551
5.625%	08/07/08	Aa3	EUR	150	202,609
Credit Agricole SA, Sub. Notes(c)
5.00%	06/20/49	Aa3	GBP	150	276,980
France Telecom SA, Sr. Unsub. Notes
7.25%	01/28/13	A3	EUR	115	173,328
French Government, Bonds
4.75%	10/25/12	Aaa	EUR	5,460	7,500,067
5.00%	10/25/16	Aaa	EUR	4,880	6,955,619
5.25%	04/25/08	Aaa	EUR	4,100	5,502,026
5.50%	04/25/10-04/25/29	Aaa	EUR	13,500	19,009,814
5.75%	10/25/32	Aaa	EUR	2,200	3,640,230
GIE Suez Alliance, Notes
5.125%	06/24/15	A2	EUR	160	221,044
Lafarge SA, Notes
6.15%	07/15/11	Baa2		110	112,591
4.25%	03/23/16	Baa2	EUR	200	252,468
Rhodia SA, Sr. Notes, 144A(g)
6.242%	10/15/13	B2	EUR	350	462,593
Vivendi Environment, Sr. Notes
5.875%	02/01/12	A3	EUR	115	161,032

					44,928,735

Germany — 6.4%
Bundesrepub, Deutschland, Bonds
4.50%	01/04/13	Aaa	EUR	3,900	5,299,531
Deutsche Bank AG, Sub. Notes
5.125%	01/31/13	A1	EUR	205	281,077
SEE NOTES TO FINANCIAL STATEMENTS.

B122

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

LONG-TERM INVESTMENTS (Continued)
Germany (cont’d.)
German Government, Bonds
4.75%	07/04/28	Aaa	EUR	210	$302,504
5.25%	07/04/10	Aaa	EUR	11,320	15,576,487
5.50%	01/04/31	Aaa	EUR	3,495	5,571,793
KFW Bankengruppe, Gtd. Notes
4.75%	12/07/10	Aaa	GBP	2,643	5,062,634
Kreditan Stalt Fuer Wiederaufbau, Gtd. Notes
4.70%	06/02/37	Aaa	CAD	915	795,383

					32,889,409

Greece — 0.3%
Greek Government, Bonds
6.50%	01/11/14	A+(d)	EUR	1,075	1,621,121

Ireland — 0.4%
Bank of Ireland, Sub. Notes
6.45%	02/10/10	A1	EUR	190	266,477
GE Capital European Funding, Gtd. Notes
3.50%	02/14/13	Aaa	EUR	400	509,392
GE Capital UK Funding, Gtd. Notes
5.625%	12/12/14	Aaa	GBP	250	494,786
Irish Life & Permanent PLC, Sub. Notes
6.25%	02/15/11	A2	EUR	200	282,553
MDP Acquisitions, Sr. Notes
9.625%	10/01/12	B3		450	477,000

					2,030,208

Italy — 1.0%
Autostrade SpA, Gtd. Notes
5.00%	06/09/14	A3	EUR	100	134,586
Banca Intesa SpA, Sub. Notes(c)
5.85%	05/08/14	A1	EUR	200	273,033
Banca Monte dei Paschi di Siena SpA, Sub. Notes(c)
4.50%	09/24/15	A2	EUR	200	265,138
Edison SpA, Sr. Notes
5.125%	12/10/10	Baa2	EUR	120	162,769
Italy Treasury, Bonds
6.00%	05/01/31	Aa2	EUR	1,040	1,695,740
7.25%	11/01/26	Aa2	EUR	660	1,202,558
Lottomatica SpA, Bonds
4.80%	12/22/08	Baa3	EUR	150	199,215
Republic of Italy, Sr. Unsub. Notes
5.25%	09/20/16	A+(d)		500	503,438
Sanpaolo IMI SpA, Sub. Notes(c)
3.75%	06/09/15	A1	EUR	190	246,587
Telecom Italia SpA, Notes
5.375%	01/29/19	Baa2	EUR	200	257,564
UniCredito Italiano SpA, Sub. Notes
6.10%	02/28/12	A2	EUR	150	213,198

					5,153,826

Japan — 6.4%
Japan Government Series 280, Bonds
1.90%	06/20/16	A2	JPY	61,800	530,352
Series 4, Bonds
0.50%	06/10/15	A2	JPY	712,000	5,662,998
Japanese Government Bonds
1.30%	03/20/15	A2	JPY	600,000	4,935,498
1.50%	03/20/15	A2	JPY	51,000	426,096
1.90%	03/20/25	A2	JPY	963,750	7,952,150
2.00%	12/20/33	A2	JPY	267,000	2,113,939
CPI Linked, Bonds
1.00%	06/10/16	A2	JPY	1,289,100	10,648,169
Sumitomo Mitsui Banking, Sub. Notes(c)
4.375%	07/29/49	A2	EUR	130	164,590

					32,433,792

Luxembourg — 0.3%
Gaz Capital (Gazprom), Notes
4.56%	12/09/12	A3	EUR	260	338,132
Nell AF SARL, Sr.Notes, 144A(g)
8.375%	08/15/15	B2		225	231,188
Telecom Italia Capital, Gtd. Notes
5.25%	11/15/13	Baa2		525	500,582
Tyco International Group SA, Gtd. Notes
6.375%	10/15/11	Baa3		245	256,390
5.50%	11/19/08	Baa3	EUR	50	67,312

					1,393,604

Malaysia — 0.2%
Malaysian Government, Bonds
3.756%	04/28/11	A3	MYR	3,865	1,097,738

Mexico — 2.7%
America Movil SA de CV, Unsec’d. Notes
6.375%	03/01/35	A3		175	170,738
Mexican Government, Bonds
9.00%	12/22/11-12/20/12	Baa1	MXN	132,945	13,185,030
Telefonos de Mexico SA, Notes
5.50%	01/27/15	A3		170	165,489

					13,521,257

Netherlands — 0.9%
Credit Suisse Group Financial Guernsey Ltd., Gtd. Notes
6.375%	06/07/13	A1	EUR	185	270,240
Enbw International Finance BV, Gtd. Notes
5.875%	02/28/12	A2	EUR	140	197,921
ING Bank NV, Sub. Notes, 144A(g)
5.50%	01/04/12	Aa3	EUR	140	194,344
International Nederland Bank NV, Sub. Notes
5.125%	05/01/15	Aa3		110	107,265
Netherlands Government, Bonds
4.25%	07/15/13	Aaa	EUR	1,800	2,416,925
Rabobank Nederland, Sr. Notes
3.125%	07/19/10	Aaa	EUR	200	256,297
RWE Finance BV Gtd. Notes
5.375%	04/18/08	A1	EUR	100	133,963
6.375%	06/03/13	A1	GBP	250	509,913

SEE NOTES TO FINANCIAL STATEMENTS.

B123

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

LONG-TERM INVESTMENTS (Continued)
Netherlands (cont’d.)
Telecom Italia Finance SA, Gtd. Notes
5.875%	01/24/08	Baa2	EUR	50	$67,017
7.00%	04/20/11	Baa2	EUR	105	152,384
Telefonica Europe BV, Gtd. Notes
5.125%	02/14/13	Baa1	EUR	120	161,974

					4,468,243

Poland — 1.0%
Poland Government, Bonds
5.75%	06/24/08	A2	PLZ	4,000	1,401,619
6.00%	05/24/09	A2	PLZ	10,400	3,690,734

					5,092,353

Serbia — 0.5%
Republic of Serbia, Bonds(c)
3.75%	11/01/24	BB-(d)		2,635	2,430,735

South Africa — 0.3%
Republic of South Africa, Bonds
13.50%	09/15/15	A2	ZAR	8,500	1,638,613

Spain — 1.2%
Altadis Emisiones Financieras SAU, Gtd. Notes
4.00%	12/11/15	Baa2	EUR	125	155,147
Banco Bilbao Vizcaya Argentaria SA, Sub. Debs.(c)
4.375%	10/20/19	Aa3	EUR	100	131,146
Instituto de Credito Oficial, Gtd. Notes
5.50%	03/08/11	Aaa	AUD	3,315	2,531,818
Spanish Government, Bonds
5.75%	07/30/32	Aaa	EUR	560	922,982
6.00%	01/31/29	Aaa	EUR	1,130	1,890,145
Telefonica Emisiones SAU, Gtd. Notes
4.375%	02/02/16	Baa1	EUR	50	63,492
6.421%	06/20/16	Baa1	EUR	290	299,169

					5,993,899

Sweden — 1.3%
Svenska Handelsbanken, Sub. Notes(c)
6.125%	03/04/09	Aa2	GBP	250	493,118
Swedish Export Credit, Unsub. Notes
4.875%	09/29/11	Aa1		225	223,027
Swedish Government, Bonds
5.00%	01/28/09	Aaa	SEK	31,600	4,730,341
5.25%	03/15/11	Aaa	SEK	6,000	924,196
Vattenfall Treasury AB, Gtd. Notes
6.00%	04/03/09	A2	EUR	100	137,156

					6,507,838

Turkey — 1.2%
Turkey Government, Bonds
14.00%	01/19/11	Ba3	TRY	7,525	4,965,490
15.00%	02/10/10	Ba3	TRY	2,020	1,368,131

					6,333,621

United Kingdom — 9.5%
Barclays Bank PLC, Sub. Notes
5.75%	03/08/11	Aa2	EUR	145	202,122
7.40%	12/15/09	Aa2		400	423,631
Sub. Notes, 144A(c)(g)
5.926%	12/15/16	Aa3		115	116,448
BAT International Finance PLC, Gtd. Notes
5.125%	07/09/13	Baa1	EUR	125	169,807
Diageo Capital PLC, Gtd. Notes
5.125%	01/30/12	A3		300	296,254
European Investment Bank, Bonds
5.50%	12/07/11	Aaa	GBP	961	1,897,896
HBOS PLC, Sub. Notes(c)
4.375%	10/30/19	Aa3	EUR	210	275,403
Sub. Notes, 144A(g)
6.00%	11/01/33	Aa3		180	183,984
HSBC Bank PLC, Sub. Notes(c)
4.25%	03/18/16	Aa3	EUR	225	296,646
HSBC Holdings PLC, Sub. Notes
6.50%	05/02/36	Aa3		150	161,365
9.875%	04/08/18	Aa3	GBP	200	479,772
Imperial Tobacco Finance PLC, Gtd. Notes
6.25%	06/06/07	Baa3	EUR	250	332,913
Notes
6.875%	06/13/12	Baa3	GBP	250	513,580
MBNA Europe Funding PLC Bank, Gtd. Notes
4.50%	01/23/09	Aa1	EUR	130	172,949
mm02 PLC, Sr. Unsub. Notes
6.375%	01/25/07	Baa1	EUR	125	165,239
Monumental Global Funding, Sec’d. Notes
5.75%	03/20/07	Aa3	GBP	120	234,902
National Transco PLC, Sr. Notes
5.00%	07/02/18	Baa1	EUR	50	66,010
Nationwide Building Society, Sub. Notes
3.375%	08/17/15	A1	EUR	215	281,642
Northern Rock PLC., Sub. Notes(c)
5.75%	02/28/17	A2	GBP	250	489,429
Rolls-Royce PLC, Gtd. Notes
4.50%	03/16/11	A3	EUR	100	132,530
Royal Bank of Scotland PLC, Sub. Notes
6.00%	05/10/13	Aa2	EUR	150	216,429
Royal Bank of Scotland PLC, Jr., Sub. Notes(c)
6.00%	06/29/49	Aa2	GBP	250	496,586

SEE NOTES TO FINANCIAL STATEMENTS.

B124

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

LONG-TERM INVESTMENTS (Continued)
United Kingdom (cont’d.)
SABMiller PLC, Notes, 144A(g)
6.20%	07/01/11	Baa1		300	$307,060
Scottish Power UK PLC, Bonds
8.375%	02/20/17	A2	GBP	200	476,194
Standard Chartered Bank, Sub. Notes(c)
3.625%	02/03/17	A3	EUR	190	241,375
Travellers Insurance Co. Institutional Funding Ltd., Sec.’d. Notes
5.75%	12/06/11	Aa2	GBP	250	492,850
UBS AG Jersey Branch, Sub. Notes
4.50%	09/16/19	Aa3	EUR	200	278,070
United Kingdom Treasury, Bonds
4.25%	03/07/11-06/07/32	Aaa	GBP	19,270	36,628,979
4.75%	09/07/15	Aaa	GBP	1,060	2,069,137
WPD Holdings UK, Jr. Unsub. Notes, 144A(g)
6.875%	12/15/07	Baa3		120	120,692

					48,219,894

Total Foreign Bonds
(cost $264,760,504)					275,398,423

U.S.GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES — 10.8%
Federal Home Loan Mortgage Corp.
4.49%	09/01/32(c)			63	62,948
4.50%	11/01/18-05/01/19			760	734,550
4.774%	07/01/35(c)			130	129,264
5.00%	12/01/08-11/01/35			4,831	4,673,050
5.05%	07/01/35(c)			701	697,517
5.055%	11/01/35(c)			304	301,605
5.078%	03/01/36(c)			378	372,701
5.142%	01/01/36(c)			937	930,469
5.429%	01/01/36(c)			161	161,722
6.00%	10/01/21-10/01/32			1,060	1,074,822
6.064%	10/01/36(c)			618	621,242
6.128%	10/01/36(c)			644	646,544
6.221%	08/01/36(c)			712	720,981
6.50%	03/01/32-10/01/34			2,247	2,288,766
7.00%	10/10/30-11/01/30			29	29,732
Federal National Mortgage Assoc.
3.50%	04/25/13			232	228,079
4.50%	05/01/18-07/01/35			3,281	3,111,270
4.777%	11/01/35(c)			381	379,427
4.801%	06/01/35(c)			236	234,828
5.00%	03/25/15-02/01/36			7,939	7,726,173
5.063%	08/01/36(c)			686	678,664
5.117%	10/01/35(c)			237	234,942
5.324%	12/01/35(c)			267	267,110
5.353%	12/01/35(c)			311	310,828
5.50%	01/01/17-01/01/36			12,184	12,071,734
5.517%	12/01/35(c)			469	471,049
5.674%	01/01/36(c)			309	309,822
5.695%	12/01/35(c)			150	149,919
6.00%	05/01/33-10/01/34			7,044	7,097,598
6.001%	08/01/36(c)			543	549,001
6.50%	09/01/10-12/01/36			3,159	3,223,416
7.00%	12/01/29-01/01/31			69	70,599
7.00%	TBA			725	744,031
Government National Mortgage Assoc.
4.50%	12/20/35			409	383,692
5.00%	07/15/33-02/20/34			1,367	1,325,887
5.50%	01/20/34-01/15/35			655	650,837
6.00%	TBA			173	175,199
6.50%	06/15/16-12/20/33			661	675,991
7.00%	03/15/13-12/15/13			127	130,524
7.50%	09/15/30-06/15/32			117	122,224

Total U.S.Government Agency Mortgage-Backed Securities
(cost $55,243,289)					54,768,757

CORPORATE OBLIGATIONS — 10.2%
Advertising — 0.2%
Lamar Media Corp., Gtd. Notes
6.625%	08/15/15	Ba3		450	446,063
R.H. Donnelley Corp., Sr. Notes(a)
8.875%	01/15/16	B3		525	551,250

					997,313

Aerospace
United Technologies Corp., Sr. Notes
5.40%	05/01/35	A2		135	130,433

Automobile Manufacturers — 0.1%
Daimlerchrysler NA Holding Corp., Gtd. Notes
6.50%	11/15/13	Baa1		340	349,080
Notes(c)
5.82%	08/03/09	Baa1		180	180,291

					529,371

Biotechnology
Genentech, Inc., Sr. Notes
4.75%	07/15/15	A1		230	220,187

Broadcasting — 0.1%
COX Communications, Inc., Notes
7.125%	10/01/12	Baa3		305	325,150

Building Materials — 0.1%
CRH America, Inc., Notes
6.00%	09/30/16	Baa1		190	191,785
Owens Corning, Inc., Sr.Unsec’d Notes, 144A(g)
6.50%	12/01/16	Baa3		75	76,188

					267,973

Chemicals — 0.2%
Dow Chemical Corp., Notes
4.375%	06/25/10	A3	EUR	155	205,375
6.125%	02/01/11	A3		275	282,697
E.I. Du Pont Nemours & Co., Sr. Notes
5.60%	12/15/36	A2		285	273,424

SEE NOTES TO FINANCIAL STATEMENTS.

B125

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Chemicals (cont’d.)
Huntsman International LLC, Gtd. Notes(g)
7.875%	11/15/14	B3		450	$453,375
PPG Industries, Inc., Sr. Notes
3.875%	06/24/15	A2	EUR	50	62,341

					1,277,212

Computer Services & Software — 0.1%
Cisco Systems, Inc., Sr. Unsec’d. Notes
5.25%	02/22/11	A1		295	295,740

Construction — 0.1%
DR Horton, Inc., Sr. Notes
5.625%	09/15/14	Baa3		190	183,518
Pulte Homes, Inc., Sr. Unsec’d. Notes
5.20%	02/15/15	Baa3		305	290,589

					474,107

Consumer Products — 0.1%
McCormick & Co., Inc., Sr. Unsec’ d. Notes
5.20%	12/15/15	A2		270	263,204

Consumer Products & Services — 0.2%
Bunge Ltd. Finance Corp., Gtd. Notes
4.375%	12/15/08	Baa2		280	274,099
Fortune Brands, Inc., Notes
5.125%	01/15/11	Baa2		205	201,164
Procter & Gamble Co., Notes
4.95%	08/15/14	Aa3		400	390,646

					865,909

Containers & Packaging
Sealed Air Corp., Sr. Notes, 144A(g)
5.375%	04/15/08	Baa3		215	213,966

Electronic Components & Equipment
Pacific Gas & Electric Co., Unsec’ d Notes
4.80%	03/01/14	Baa1		195	186,912

Entertainment & Leisure — 0.1%
Time Warner Entertainment Co. LP, Debs.
7.25%	09/01/08	Baa2		275	282,733
8.375%	03/15/23	Baa2		255	299,156

					581,889

Environmental Services — 0.1%
Veola Environment, Sr. Unsub. Notes
4.875%	05/28/13	A3	EUR	200	268,594

Farming & Agriculture — 0.1%
Cargill, Inc., Notes, 144A(g)
3.625%	03/04/09	A2		460	444,289

Financial – Bank & Trust — 0.8%
BAC Capital Trust VI, Gtd. Bonds
5.625%	03/08/35	Aa3		260	245,062
Bank of America Corp., Gtd. Notes
6.125%	12/16/10	Aa2	GBP	215	428,998
Sr. Notes
4.875%	09/15/12	Aa2		400	392,006
5.75%	08/15/16	Aa3		245	250,053
Bank One Corp., Sub. Notes
5.25%	01/30/13	A1		285	282,628
BB&T Capital Trust II, Bank, Gtd. Notes
6.75%	06/07/36	A1		390	425,858
Huntington National Bank, Sr. Notes
4.375%	01/15/10	A2		250	242,480
Kinder Morgan Finance Co., ULC Gtd. Notes
5.70%	01/05/16	Baa2		300	275,256
MBNA America Bank NA, Notes
4.625%	08/03/09	Aa1		175	172,608
Sub. Notes
7.125%	11/15/12	Aa2		80	87,160
Northern Trust Co., Sub. Notes
4.60%	02/01/13	A1		155	148,980
Northern Trust Corp., Notes
5.30%	08/29/11	A1		171	171,570
Sovereign Capital Trust VI, Gtd. Notes
7.908%	06/13/36	Baa2		200	224,959
Wachovia Corp., Sr. Notes
4.375%	08/01/16	Aa3		150	197,706
Wells Fargo & Co., Sr. Unsec’d. Notes
4.875%	01/12/11	Aa1		270	267,319
Wells Fargo Bank NA, Sub. Notes
4.75%	02/09/15	Aa1		300	287,222

					4,099,865

Financial – Brokerage — 0.1%
Jefferies Group, Inc., Sr. Unsec’d. Notes
6.25%	01/15/36	Baa1		250	242,513
Legg Mason, Inc., Sr. Notes
6.75%	07/02/08	A2		125	127,481
Lehman Brothers Holdings, Inc., Sub. Notes
5.75%	01/03/17	A2		305	308,904

					678,898

Financial Services — 2.7%
Allied Capital Corp., Unsec’d. Notes
6.00%	04/01/12	Baa2		190	187,268
American Express Credit Corp., Notes
3.625%	10/13/09	Aa3	EUR	210	272,726
American Express, Sr. Notes
5.25%	09/12/11	A1		260	260,281
American General Finance Corp., Notes
5.40%	12/01/15	A1		355	351,429
Bear Stearns Cos., Inc., Sub. Notes
5.55%	01/22/17	A2		110	109,728
Bear Stearns, Sr. Unsec’d Notes
5.50%	08/15/11	A1		230	232,266
Boeing Capital Corp., Sr. Notes
6.10%	03/01/11	A2		255	263,444
Capital One Bank, Sub. Notes
6.50%	06/13/13	A3		445	469,088

SEE NOTES TO FINANCIAL STATEMENTS

B126

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Financial Services (cont’d.)
CIT Group, Inc., Sr. Notes
3.875%	05/21/10	Aa1	EUR	130	$170,179
4.25%	09/22/11	A2	EUR	150	196,399
6.00%	04/01/36	A2		190	187,975
Citigroup, Inc., Sr. Notes
5.30%	01/07/16	Aa1		300	297,619
Sub. Notes(c)
4.75%	02/10/19	Aa2	EUR	310	417,228
5.00%	09/15/14	Aa2		390	380,795
Countrywide Financial Corp., Sub. Notes
6.25%	05/15/16	Baa2		390	397,500
Credit Suisse USA, Inc., Sr. Notes
5.50%	08/16/11	Aa3		205	207,234
ERAC USA Finance Co., Bonds, 144A(g)
5.60%	05/01/15	Baa1		405	402,020
Federal Home Loan Mortgage Corp., Notes
5.00%	07/15/14	Aaa		600	600,734
Ford Motor Credit Co., Sr. Notes
5.80%	01/12/09	B1		385	378,010
Franklin Resources, Inc., Notes
3.70%	04/15/08	A2		80	78,353
GATX Financial Corp., Sr. Notes
5.50%	02/15/12	Baa1		180	178,833
General Electric Capital Corp., Sr. Notes
5.375%	10/20/16	Aaa		375	375,500
Sub. Notes(c)
4.625%	09/15/46	Aa1	EUR	250	331,529
GMAC LLC, Unsub. Notes
5.75%	09/27/10	Ba1	EUR	130	175,042
Goldman Sachs Group, Inc., Gtd. Notes
4.25%	08/04/10	Aa3	EUR	200	263,694
Sub. Notes
6.345%	02/15/34	A1		205	207,511
Hartford Financial Services Group, Sr. Notes
4.75%	03/01/14	A2		450	427,275
HSBC Finance Corp., Notes
5.00%	06/30/15	Aa3		510	495,907
Hutchinson Whampoa Finance Ltd., Gtd. Notes
5.875%	07/08/13	A3	EUR	92	130,042
Idearc, Inc., Sr. Notes, 144A(g)
8.00%	11/15/16	B2		425	431,375
International Lease Finance Corp., Notes
4.125%	10/09/08	A1	EUR	180	237,238
6.375%	03/15/09	A1		115	117,477
Unsec’d. Notes
5.125%	11/01/10	A1		130	128,987
John Deere Capital Corp., Notes
7.00%	03/15/12	A3		280	299,638
JP Morgan Chase & Co., Notes
3.875%	12/03/08	Aa3	EUR	250	328,746
Mangrove Bay Pass-Through Trust, Notes, 144A(c)(g)
6.102%	07/15/33	Baa2		115	112,176
Mellon Funding Corp., Gtd. Notes
6.375%	11/08/11	A1	GBP	250	505,915
Merrill Lynch & Co., Sr. Unsub. Notes
4.625%	10/02/13	Aa3	EUR	200	268,115
Sub. Notes
6.05%	05/16/16	A1		485	501,995
6.22%	09/15/26	A1		190	195,788
Mizuho Capital Investment Ltd.,(c) Sub. Notes
5.02%	06/30/49	Baa2	EUR	100	131,370
Sub. Notes, 144A(g)
6.686%	12/31/49	Baa2		96	96,856
Morgan Stanley, Notes
5.125%	11/30/15	Aa3	GBP	150	284,329
Sr. Unsec’d. Notes
6.25%	08/09/26	Aa3		95	99,340
MUFG Capital Finance 1 Ltd., Sub. Notes(c)
6.346%	07/29/49	Baa2		120	121,787
Residential Capital Corp., Gtd. Notes
6.125%	11/21/08	Baa3		185	185,916
Residential Capital LLC, Gtd. Notes
5.125%	05/17/12	Baa3	EUR	150	198,541
UBS Realty Corp., Jr. Sub. Notes(c)(g)
6.091%	12/22/49	A1		300	299,170
US Bancorp, Sr. Notes
4.50%	07/29/10	Aa2		380	371,334
Webster Bank, Sr. Notes
5.125%	04/15/14	Baa3		205	196,520
Xstrata Finance Canada Ltd., Gtd. Notes, 144A(g)
5.50%	11/16/11	Baa2		95	94,977

					13,653,199

Food
Wrigley, (Wm., Jr.) Co., Sr. Unsec’d. Notes
4.65%	07/15/15	A1		80	76,045

Healthcare Services — 0.2%
Highmark, Inc., Notes, 144A(g)
6.80%	08/15/13	Baa2		185	194,029
Triad Hospitals, Inc., Sr. Sub. Notes
7.00%	11/15/13	B2		450	452,813
WellPoint, Inc., Unsec’d. Notes
5.00%	01/15/11	Baa1		200	197,559

					844,401

Hotels & Motels — 0.1%
Harrahs Operating Co., Inc., Gtd. Notes
5.50%	07/01/10	Baa3		290	284,244
MGM Mirage, Inc., Gtd. Notes
6.625%	07/15/15	Ba2		450	428,625

					712,869

Insurance — 0.8%
Ace INA Holdings, Inc., Notes
5.875%	06/15/14	A3		155	157,976

SEE NOTES TO FINANCIAL STATEMENTS

B127

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Insurance (cont’d.)
AIG Sunamerica, Gtd. Notes
5.625%	02/01/12	Aa2	GBP	250	$490,490
Fund American Cos., Inc., Notes
5.875%	05/15/13	Baa2		200	198,805
Genworth Financial, Inc., Jr. Sub. Notes(c)
6.15%	11/15/46	A3		114	113,839
Notes
5.75%	06/15/14	A2		285	290,394
Metlife, Inc., Sr. Notes
6.125%	12/01/11	A2		450	465,187
Monumental Global Funding, Notes
5.375%	03/13/09	Aa3	EUR	150	202,660
Nationwide Financial Services, Inc., Sr. Notes
5.90%	07/01/12	A3		200	203,834
Nationwide Mutual Insurance Co., Bonds, 144A(g)
6.60%	04/15/34	A2		115	112,566
NLV Financial Corp., Sr. Notes, 144A(g)
7.50%	08/15/33	Baa3		145	157,912
Pacific Life Funding LLC, Sec’d. Notes
5.125%	01/20/15	Aa3	GBP	250	479,975
5.50%	05/14/09	Aa3	EUR	150	203,353
Principal Finance Global Funding, Sec’d. Notes
4.50%	01/22/09	AA(d)	EUR	150	198,479
Principal Financial Group, Inc., Gtd. Notes
6.05%	10/15/36	A2		175	179,141
Security Benefit Life Insurance Co., Notes, 144A(g)
7.45%	10/01/33	Baa1	EUR	95	106,426
Sun Life Financial Global Funding LP, Notes, 144A(c)(g)
5.614%	10/06/13	Aa3		285	284,666
Torchmark Corp., Notes
6.375%	06/15/16	Baa1		185	191,089

					4,036,792

Media — 0.3%
Comcast Corp., Gtd. Notes
4.95%	06/15/16	Baa2		135	126,293
5.875%	02/15/18	Baa2		260	257,206
News America, Inc., Gtd. Notes
6.40%	12/15/35	Baa2		300	298,030
Sinclair Broadcasting Group, Inc., Gtd. Notes
8.00%	03/15/12	B1		450	464,625
Time Warner, Inc., Gtd. Notes
5.50%	11/15/11	Baa2		190	189,514
Viacom, Inc., Sr. Notes
6.25%	04/30/16	Baa3		185	183,718

					1,519,386

Medical Supplies & Equipment — 0.1%
Amgen, Inc., Sr. Notes
4.00%	11/18/09	A2		260	252,247
Medtronic, Inc., Sr. Notes
4.75%	09/15/15	A1		370	350,502

					602,749

Metals & Mining — 0.1%
Alcan, Inc., Notes
5.00%	06/01/15	Baa1		350	332,896
Newmont Mining Corp., Notes
5.875%	04/01/35	Baa1		135	125,487
Vale Overseas Ltd., Gtd. Notes
6.875%	11/21/36	Baa3		235	241,027

					699,410

Oil & Gas — 0.8%
Amerada Hess Corp., Bonds
7.875%	10/01/29	Ba1		130	151,748
Atmos Energy Corp., Notes
4.00%	10/15/09	Baa3		250	240,500
Baker Hughes, Inc., Sr. Notes
6.875%	01/15/29	A2		300	331,846
Chesapeake Energy Corp., Gtd. Notes
6.50%	08/15/17	Ba2		450	439,875
ConocoPhillips, Gtd. Bonds
5.90%	10/15/32	A1		255	259,049
Devon Financing Corp ULC., Gtd. Notes
6.875%	09/30/11	Baa2		350	370,096
Diamond Offshore Drilling, Inc., Sr. Notes
4.875%	07/01/15	Baa2		170	159,571
5.15%	09/01/14	Baa2		115	110,375
Duke Capital LLC, Sr. Notes
6.25%	02/15/13	Baa2		275	283,344
Halliburton Co., Notes
5.50%	10/15/10	Baa1		380	379,325
Panhandle Eastern Pipe Line Co., Sr. Notes
4.80%	08/15/08	Baa3		90	88,664
Pemex Project Funding Master Trust, Gtd. Notes
5.75%	12/15/15	Baa1		285	283,005
6.25%	08/05/13	Baa1	EUR	170	242,809
Notes, 144A(c)(g)
6.66%	06/15/10	Baa1		195	200,168
Sunoco, Inc., Sr. Notes
5.75%	01/15/17	Baa2		190	185,876
TGT Pipeline LLC, Notes
5.50%	02/01/17	Baa2		60	57,797
XTO Energy, Inc., Sr. Notes
5.65%	04/01/16	Baa2		170	168,059

					3,952,107

Packaging — 0.1%
Stone Container Finance, Gtd. Notes
7.375%	07/15/14	B2		450	418,500

Paper & Forest Products — 0.1%
Georgia-Pacific Corp., Gtd. Notes(g)
7.125%	01/15/17	Ba3		450	448,875

SEE NOTES TO FINANCIAL STATEMENTS

B128

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Pharmaceuticals — 0.1%
Cardinal Health, Inc., Bonds, 144A(c)(g)
5.63%	10/02/09	Baa2		205	$205,097
Teva Pharmaceutical Finance LLC, Gtd. Notes
5.55%	02/01/16	Baa2		140	136,896

					341,993

Pipelines — 0.1%
Williams Cos., Inc., Sr. Unsec’d. Notes
8.125%	03/15/12	Ba2		450	487,125

Railroads — 0.1%
Norfolk Southern Corp., Sr. Notes
6.00%	04/30/08	Baa1		295	297,323

Real Estate Investment Trust — 0.4%
Archstone-Smith Operating Trust, Notes
5.25%	05/01/15	Baa1		255	250,200
Avalonbay Communities, Inc., Notes
6.125%	11/01/12	Baa1		185	191,668
Centex Corp., Sr. Unsec’d. Notes
5.45%	08/15/12	Baa2		280	275,507
Lennar Corp., Sr. Unsec’d. Notes
5.60%	05/31/15	Baa2		200	191,236
MDC Holdings, Inc., Co. Gtd. Notes
5.50%	05/15/13	Baa3		350	334,637
NVR, Inc., Sr. Notes
5.00%	06/15/10	Baa3		130	126,815
Reckson Operating Partnership LP, Notes
6.00%	03/31/16	Baa3		190	185,427
Simon Property Group LP, Notes
3.75%	01/30/09	A3		245	237,953

					1,793,443

Retail & Merchandising — 0.4%
GSC Holdings Corp., Gtd. Notes
8.00%	10/01/12	B1		225	235,125
Home Depot, Inc., Sr. Unsec’d. Notes
5.40%	03/01/16	Aa3		380	371,657
JC Penney Corp., Inc., Notes
9.00%	08/01/12	Baa3		180	205,820
Kroger Co., Gtd. Notes
8.05%	02/01/10	Baa2		220	235,390
Wal-Mart Stores, Bonds
5.25%	09/01/35	Aa2		300	275,490
Notes
4.75%	01/29/13	Aa2	GBP	250	475,265
Yum! Brands, Inc., Sr. Notes
7.70%	07/01/12	Baa2		170	185,840

					1,984,587

Semiconductors — 0.1%
Freescale Semiconductor, Inc.,(g) Sr. Notes, 144A
8.875%	12/15/14	B1		200	199,250
Sr. Sub. Notes, 144A
10.125%	12/15/16	B2		225	225,281

					424,531

Software
Dun & Bradstreet Corp., Sr. Notes
5.50%	03/15/11	A-(d)		155	155,389

Telecommunications — 0.4%
AT&T Broadband Corp., Gtd. Notes
8.375%	03/15/13	Baa2		300	341,720
AT&T, Inc., Notes
6.45%	06/15/34	A2		395	400,856
Rodgers Wireless, Inc., Sr. Sec’d. Notes
6.375%	03/01/14	Ba2		450	455,625
SBC Communications, Notes
5.10%	09/15/14	A2		235	228,173
5.30%	11/15/10	A2		200	200,028
Sprint Capital Corp., Gtd. Notes
6.875%	11/15/28	Baa3		45	45,045
Verizon Global Funding Corp., Notes
7.75%	12/01/30	A3		395	463,326

					2,134,773

Transportation
CSX Corp., Bonds
6.00%	10/01/36	Baa2		150	149,979

Utilities — 0.9%
AES Corp., Sr. Notes
7.75%	03/01/14	B1		450	474,750
Alabama Power Co., Sr. Notes(c)
5.56%	08/25/09	A2		240	240,847
Appalachian Power Co., Notes
6.375%	04/01/36	Baa2		170	174,555
Black Hills Corp., Notes
6.50%	05/15/13	Baa3		190	190,800
Centerpoint Energy, Inc., Sr. Notes
7.25%	09/01/10	Ba1		190	200,189
El Paso Electric Co., Sr. Unsec’d. Notes
6.00%	05/15/35	Baa3		290	277,988
Exelon Generation Co. LLC, Notes
5.35%	01/15/14	Baa1		170	166,513
Firstenergy Corp., Notes
6.45%	11/15/11	Baa3		275	286,773
Florida Power & Light Co., First Mortgage, 144A(g)
6.20%	06/01/36	Aa3		115	122,378
Midamerican Energy Holdings Co., Bonds
6.125%	04/01/36	Baa1		210	211,691
Monongahela Power Co., First Mortgage, 144A(g)
5.70%	03/15/17	Baa2		245	244,827
National Gas Co. of Trinidad & Tobago Ltd., Notes, 144A(g)
6.05%	01/15/36	A3		155	151,171

SEE NOTES TO FINANCIAL STATEMENTS

B129

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Utilities (cont’d.)
NRG Energy, Inc., Sr. Notes
7.25%	02/01/14	B1	175	$176,313
7.375%	02/01/16	B1	365	366,825
Progress Energy, Inc., Sr. Unsec’d. Notes
5.625%	01/15/16	Baa2	190	189,558
Public Service Co. of New Mexico, Sr. Notes
4.40%	09/15/08	Baa2	255	250,328
Public Service Electric & Gas Co., Sec’d. Notes
5.70%	12/01/36	A3	285	277,604
Valero Energy Corp., Sr. Notes
3.50%	04/01/09	Baa3	235	225,675
Virginia Electric Power, Sr. Notes
6.00%	01/15/36	Baa1	300	298,563
Westar Energy, Inc., First Mortgage
5.10%	07/15/20	Baa2	145	134,826

				4,662,174

Total Corporate Obligations
(cost $51,475,006)				51,516,662

U.S. TREASURY OBLIGATIONS — 6.7%
U.S. Treasury Bonds
4.25%	11/15/14(a)		1,265	1,227,149
4.50%	02/15/36		850	808,297
5.125%	05/15/16		1,625	1,673,813
5.375%	02/15/31		230	246,370
6.00%	02/15/26		735	833,594
6.25%	08/15/23-05/15/30		2,560	3,005,544
6.375%	08/15/27		145	172,539
6.50%	11/15/26		1,365	1,639,706
U.S. Treasury Inflationary Bonds, TIPS
2.00%	07/15/14		1,790	1,859,867
2.50%	07/15/16		1,790	1,802,122
U.S. Treasury Notes
3.625%	06/30/07-06/15/10		6,315	6,169,896
3.875%	09/15/10		1,100	1,069,277
4.00%	06/15/09-02/15/14		930	902,994
4.25%	11/15/13		2,900	2,823,423
4.75%	05/15/14(k)		160	160,412
4.875%	02/15/12(a)		9,155	9,238,686
5.00%	08/15/11		230	233,216

Total U.S. Treasury Obligations
(cost $34,045,115)				33,866,905

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.6%
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A2
4.648%	09/11/36	AAA(d)	500	484,739
Series 2006-6, Class A4
5.356%	12/10/16	Aaa	305	305,080
Banc of America Mortgage Securities,(c) Series 2003-L, Class 2A2
4.259%	01/25/34	Aaa	427	420,238
Series 2004-A, Class 2A2
4.116%	02/25/34	AAA(d)	216	212,482
Series 2004-D, Class 2A2
4.197%	05/25/34	AAA(d)	101	99,092
Series 2004-H, Class 2A2
4.752%	09/25/34	Aaa	116	114,772
Series 2004-I, Class 3A2
4.92%	10/25/34	Aaa	112	110,175
Series 2005-A, Class 2A2
4.46%	02/25/35	Aaa	1,228	1,206,077
Series 2005-J , Class 2A1
5.092%	11/25/35	Aaa	725	718,563
Series 2005-J, Class 3A1
5.266%	11/25/35	Aaa	288	284,389
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2
4.83%	08/15/38	AAA(d)	935	915,303
Series 2005-PW10, Class A1
5.085%	12/11/40	AAA(d)	886	881,586
Series 2005-PWR8, Class A4
4.674%	06/11/41	Aaa	425	406,861
Series 2005-PWR9, Class AAB
4.804%	09/15/42	Aaa	600	585,649
Series 2005-T18, Class A1(c)
4.274%	02/13/42	Aaa	540	529,216
Series 2006- PW, Class A4(c)
5.711%	09/11/38	Aaa	750	774,258
Series 2006-PW13, Class A4
5.54%	09/11/41	AAA(d)	950	963,729
Citigroup / Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1, Class AJ(c)
5.226%	09/15/20	Aaa	575	571,289
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa	1,125	1,144,417
Citigroup Mortgage Loan Trust, Inc., Series 2006 - AR2, Class 1AB
5.591%	03/25/36	Aa1	318	317,274
Series 2006-AR1, Class 2A1(c)
4.70%	08/27/35	Aaa	954	936,582
Credit Suisse Mortgage Capital Certificate, Series 2006-C4, Class A3(c)
5.467%	09/15/39	Aaa	475	477,938
DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B
7.30%	06/10/32	Aaa	450	467,306
Federal Home Loan Mortgage Corp., Series 2614, Class IH, IO(g)
4.50%	05/15/16	Aaa	303	31,024
Series 2627, Class IE, IO(g)
4.50%	04/15/18	Aaa	101	10,132
Series 2631, Class IG, IO(g)
4.50%	07/15/11	Aaa	58	819
Series 2631, Class KI, IO(g)
4.50%	01/15/15	Aaa	265	12,319
Series 2631, Class LI, IO(g)
4.50%	06/15/11	Aaa	62	819
Series 2686, Class JG
5.50%	04/15/28	Aaa	925	923,252

SEE NOTES TO FINANCIAL STATEMENTS

B130

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS
(Continued)
Series 3195, Class PN
6.50%	08/15/30	Aaa	850	$869,031
Series R003, Class VA
5.50%	08/15/16	Aaa	688	689,616
Federal National Mortgage Assoc.,
Series 2003-40, Class NI, IO(g)
5.50%	04/01/33	Aaa	80	6,451
Series 2005-57, Class PA
5.50%	05/25/27	Aaa	712	712,400
Series 3162, Class 9D
6.00%	06/15/35	Aaa	525	531,137
Series 319, Class 2, IO(g)
6.50%	02/01/32	Aaa	36	8,154
General Electric Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531%	05/15/33	Aaa	550	575,382
Series 2005-C4, Class A1
5.082%	11/10/45	Aaa	586	583,849
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1A, Class A2
3.835%	10/08/08	Aaa	72	71,257
Series 2005-GG, Class AAB
4.619%	08/10/42	Aaa	325	314,407
Series 2005-GG3, Class A2
4.305%	08/10/42	Aaa	950	924,831
GSR Mortgage Loan Trust, Series 2005-AR6,
Class 3A1(c)
4.561%	09/25/35	AAA(d)	622	608,377
JPMorgan Chase Commercial Mortgage
Finance Corp.,
Series 2001-CIB2, Class A2
6.244%	04/15/35	AAA(d)	290	293,897
Series 2001-CIBC, Class A3
6.26%	03/15/33	AAA(d)	439	452,071
JPMorgan Chase Commercial Mortgage
Securities Corp.,
Series 2005-LPD4, Class ASB(c)
4.824%	10/15/42	Aaa	950	925,786
Series 2006 CB14, Class A4(c)
5.481%	12/12/44	Aaa	825	832,826
Series 2006-LDP9, Class A1
5.17%	05/15/47	Aaa	1,100	1,097,207
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A1
3.636%	11/15/27	Aaa	898	876,890
Series 2005-C1, Class A4
4.742%	02/15/30	Aaa	750	722,460
Series 2006-C1A, Class A4
5.156%	02/15/31	AAA(d)	1,050	1,037,281
Merrill Lynch / Countrywide Commercial
Mortgage Trust, Series 2006-4, Class A3(c)
5.172%	12/12/49	Aaa	750	739,215
Washington Mutual Inc.,
Series 2004-AR1, Class A(c)
4.229%	03/25/34	Aaa	156	153,196
Series 2005-AR3, Class A2(c)
4.641%	03/25/35	AAA(d)	172	169,871
Wells Fargo Mortgage Backed Securities
Trust,(c)
Series 2003-0, Class 5A1
4.806%	01/25/34	AAA(d)	449	438,696
Series 2005-Ar2, Class 2A2
4.544%	03/25/35	Aaa	171	168,837
Series 2006-AR16, Class A1
5.699%	10/25/36	Aaa	825	819,431

Total Collateralized Mortgage Obligations
(cost $28,824,525)				28,527,936

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
Federal Home Loan Bank
4.576%	09/01/35 (c)		570	553,403
4.712%	08/01/35 (c)		444	433,462
5.125%	08/14/13		925	932,633
5.60%	06/28/11		105	107,717
Federal Home Loan Mortgage Corp.
4.625%	02/21/08		735	730,465
5.125%	02/27/09		490	489,276
5.50%	03/01/18-09/01/20		1,961	1,960,097
Federal National Mortgage Assoc.
3.25%	08/15/08		2,110	2,050,787
4.00%	05/25/16		789	768,161
4.375%	09/15/12		1,050	1,020,179
4.50%	02/15/11-09/01/34		3,185	3,097,181
4.625%	10/15/14		1,500	1,465,122
4.631%	09/01/35 (c)		779	762,874
4.875%	12/15/16		925	914,648
5.00%	07/01/35		216	208,415
5.50%	08/01/19		632	632,062
6.00%	05/15/11-03/01/33		3,651	3,798,817
Student Loan Marketing Assoc.(c)
3.19%	04/01/09		155	150,708
5.577%	01/26/09		240	240,848

Total U.S. Government Agency Obligations
(cost $20,494,085)				20,316,855

ASSET-BACKED SECURITIES — 1.8%
BankBoston Home Equity Loan Trust,
Series 1998-1, Class A6
6.35%	02/25/13	Aaa	60	60,200
Capital Auto Receivables Asset Trust,(d)(g)
Series 2006-SN1, Class A4A, 144A
5.32%	03/20/10	AAA(d)	1,175	1,176,330
Series 2006-SN1, Class B, 144A
5.50%	04/20/10	AA(d)	170	171,700
Chase Funding Mortgage Loan
Asset-Backed,
Series 2002-2, Class 1M1
5.599%	09/25/31	Aa2	27	27,023
Series 2003-A, Class 1A6
4.458%	03/25/14	Aaa	457	447,480

SEE NOTES TO FINANCIAL STATEMENTS.

B131

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Moody’s	Principal
Interest	Maturity		Ratings	Amount	Value
Rate	Date		(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Commercial Mortgage Pass-Through
Certification, Series 2005-LP5,
Class A1
4.235%	05/10/43		Aaa	482	$473,781
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A5
6.42%	03/01/15		Aaa	425	451,987
GE Capital Credit Card Master Note Trust,
Series 2006-1, Class A
5.08%	09/17/12		Aaa	295	295,599
GE Equipment Small Ticket LLC,
Series 2005-1A, Class A4, 144A(g)
4.51%	12/22/14		Aaa	475	466,317
Hyundai Auto Receivables Trust,
Series 2006-A, Class A4
5.26%	11/15/12		Aaa	900	901,219
Marriott Vacation Club Owner Trust,(g)
Series 2006 - 1A, Class A, 144A
5.737%	04/20/28		Aaa	728	737,901
Series 2006-2A, Class A, 144A
5.362%	10/20/28		Aaa	258	257,282
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3
4.10%	10/15/12		Aaa	800	777,487
New Century Home Equity Loan Trust,
Series 2005-57, Class PA
5.344%	06/28/35		AA(d)	255	249,750
Series 2005-A, Class A6
4.954%	06/28/35		AAA(d)	625	607,324
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52%	12/31/10		Aaa	475	495,594
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61%	06/15/15		Aaa	500	535,000
Reliant Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.63%	09/15/15		Aaa	275	281,235
Triad Auto Receivables Owner Trust,
Series 2006 - B, Class A4
5.52%	11/12/12		Aaa	800	807,174

Total Asset-Backed Securities
(cost $9,238,398)					9,220,383

SOVEREIGN ISSUES — 0.5%
Argentina Bonos, Bonds(c)
2.00%	09/30/14		B+(d)	3,455	1,242,418
Republic of South Africa, Notes
6.50%	06/02/14		Baa1	500	525,625
Russian Ministry of Finance, Debs.
3.00%	05/14/11		Baa2	690	622,504
United Mexican States, Notes
6.375%	01/16/13		Baa1	270	283,905

Total Sovereign Issues
(cost $2,641,767)					2,674,452

MUNICIPAL BONDS — 0.1%
California
California State Variable Purpose
Revenue Bonds
5.25%	04/01/34		A1	105	112,355

Kansas
Kansas State Development Finance
Authority, Revenue Bonds
5.501%	05/01/34		Aaa	125	125,308

New York — 0.1%
New York City Housing Development
Corp., Revenue Bonds
6.42%	11/01/27		Aa2	200	206,697

Total Municipal Bonds
(cost $428,651)					444,360

				Units

WARRANTS *
Central Bank of Nigeria,
expiring on
(Nigeria)(g)	11/15/2020			250	—
Republic of Venezuela,
expiring on
(Venezuela)(g)	04/15/2020			1,250	—
Travelcenters of America,
expiring on	05/01/09	(g)		250	12,765
Travelcenters of America,
expiring	05/01/09	(g)		750	38,295

Total Warrants
(cost $0)					51,060

Total Long-Term Investments
(cost $467,151,340)					476,785,793

				Shares

SHORT-TERM INVESTMENTS — 5.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 4.0%
Dryden Core Investment Fund –
Taxable Money Market Series
(cost $20,337,644; includes
$5,418,222 of cash collateral
for securities on loan)(b)(w)
(Note 4)				20,337,644	20,337,644

				Principal
				Amount
				(000)#

FOREIGN TREASURY BILLS — 1.4%
Egypt Treasury Bills (Egypt)(n)
9.52%	04/03/07		EGP	7,100	1,214,381
9.57%	05/01/07		EGP	14,075	2,389,885
9.62%	05/08/07		EGP	7,825	1,326,260
9.67%	04/10/07		EGP	14,200	2,424,411

Total Foreign Treasury Bills
(cost $7,322,487)					7,354,937

SEE NOTES TO FINANCIAL STATEMENTS.

B132

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Contracts/
		Notional
		Amount	Value
		(000)	(Note 2)

OUTSTANDING OPTIONS PURCHASED*
Call Options
Japanese Yen Call Option,
expiring 03/26/2007,
Strike Price $112.63		4,880	$10,458
Japanese Yen Call Option,
expiring 04/05/2007,
Strike Price $112.07		5,000	11,505

Total Outstanding Options Purchased
(cost $329,052)			21,963

Total Short-Term Investments
(cost $27,989,183)			27,714,544

Total Investments Before Securities Sold Short — 99.3%
(cost $495,140,523; Note 6)			504,500,337

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

SECURITIES SOLD SHORT — (0.2)%
U.S. Government Agency Mortgage-Backed
Security — (0.2)%
Federal National Mortgage Assoc.
(proceeds received $1,104,940)
6.00%	01/01/33	1,094	(1,101,179)

Total Investments(o) — 99.1%
(cost $494,035,583; Note 6)			503,399,158
Other Assets in Excess of Other Liabilities(u) — 0.9%			4,319,371

NET ASSETS — 100.0%			$507,718,529

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
DKK	Denmark Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
ILS	Israel Shekel
INR	Indian Rupee
IO	Interest Only
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NR	Not Rated by Moody’s or Standard & Poor’s
PHP	Philippine Peso
PLZ	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	Securities Purchased on a Forward Commitment Basis
THB	Thai Baht
TIPS	Treasury Inflation Protected Securities
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $5,242,415; cash collateral of $5,418,222 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2006, 2 securities representing $0 and 0.00% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(u)	Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts and forward foreign currency contracts as follows:

Futures contracts open at December 31, 2006:
Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2006	Appreciation

Short Positions:
63	2 Year U.S.
	Treasury
	Notes	Mar 07	$12,880,547	$12,852,394	$28,153
143	5 Year U.S.
	Treasury
	Notes	Mar 07	15,162,469	15,023,938	138,531
123	10 Year U.S.
	Treasury
	Notes	Mar 07	13,406,704	13,218,656	188,048

					$354,732

SEE NOTES TO FINANCIAL STATEMENTS.

B133

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

Forward foreign currency exchange contracts oustanding at December 31, 2006:
Purchase Contracts

				In		Unrealized
Settlement			Contracts to	Exchange	Contracts	Appreciation
Month	Type		Receive	For	at Value	(Depreciation)

Feb 07	Buy	AUD	242,206	$185,776	$190,934	$5,158
Feb 07	Buy	CAD	2,947,975	2,574,103	2,531,479	(42,624)
Feb 07	Buy	CNY	79,009,550	10,162,000	10,186,631	24,631
Aug 07	Buy	CNY	77,438,149	10,054,000	9,929,486	(124,514)
Feb 07	Buy	DKK	12,416,866	2,168,870	2,202,813	33,943
Feb 07	Buy	EUR	34,394,840	44,799,167	45,507,292	708,125
Jan 07	Buy	EUR	967,183	1,275,000	1,276,724	1,724
Feb 07	Buy	GBP	234,252	459,839	458,780	(1,059)
Feb 07	Buy	ILS	627,734	145,000	149,011	4,011
Mar 07	Buy	INR	113,099,550	2,515,000	2,530,097	15,097
May 07	Buy	INR	219,825,000	4,885,000	4,890,422	5,422
Feb 07	Buy	JPY	7,057,781,850	60,389,018	59,685,208	(703,810)
Feb 07	Buy	KRW	6,305,214,000	6,758,000	6,786,587	28,587
Feb 07	Buy	MXN	123,818,502	11,395,105	11,437,966	42,861
Feb 07	Buy	MYR	20,210,346	5,570,000	5,745,294	175,294
May 07	Buy	MYR	36,259,638	10,054,000	10,348,458	294,458
Feb 07	Buy	NOK	3,845,000	597,792	617,995	20,203
Feb 07	Buy	PHP	242,879,850	4,907,000	4,941,625	34,625
Jan 07	Buy	RUB	140,899,660	5,293,000	5,350,938	57,938
Feb 07	Buy	RUB	247,379,040	9,286,000	9,396,793	110,793
Feb 07	Buy	SEK	50,935,967	7,226,498	7,463,108	236,610
Feb 07	Buy	SGD	1,223,000	788,656	799,344	10,688
Feb 07	Buy	THB	24,905,720	680,057	694,178	14,121
Feb 07	Buy	TRY	4,782,113	3,196,599	3,318,233	121,634
Feb 07	Buy	TWD	69,923,910	2,139,000	2,156,415	17,415

				$207,504,480	$208,595,811	$1,091,331

Sale Contracts
				In		Unrealized
Settlement			Contracts to	Exchange	Contracts	Appreciation
Month	Type		Deliver	For	at Value	(Depreciation)

Jan 07	Sell	BRL	13,068,140	$5,945,000	$6,102,331	$(157,331)
Feb 07	Sell	BRL	20,252,556	9,189,000	9,404,484	(215,484)
Feb 07	Sell	CNY	61,570,074	7,899,000	7,938,175	(39,175)
Aug 07	Sell	CNY	38,729,880	5,123,000	5,128,154	(5,154)
Feb 07	Sell	DKK	2,209,158	394,000	391,915	2,085
Feb 07	Sell	EUR	7,784,726	10,266,000	10,299,854	(33,854)
Feb 07	Sell	GBP	14,005,418	26,605,138	27,429,495	(824,357)
Feb 07	Sell	ILS	627,734	145,292	149,011	(3,719)
Feb 07	Sell	JPY	1,150,858,756	9,878,383	9,732,413	145,970
Feb 07	Sell	MXN	151,536,714	13,774,029	13,998,488	(224,459)
Feb 07	Sell	MYR	21,776,968	6,171,121	6,190,645	(19,524)
Feb 07	Sell	PLZ	5,765,412	1,948,104	1,989,337	(41,233)
Feb 07	Sell	SEK	52,935,139	7,479,673	7,756,025	(276,352)
Feb 07	Sell	TRY	13,872,419	9,258,469	9,625,854	(367,385)
Feb 07	Sell	ZAR	1,173,121	162,028	166,380	(4,352)

				$114,238,237	$116,302,561	$(2,064,324)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B134

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Foreign Bonds	54.2%
U.S. Government Agency Mortgage-Backed Securities	10.8
U.S. Treasury Obligations	6.7
Collateralized Mortgage Obligations	5.6
Affiliated Money Market Mutual Fund (including 1.1% of collateral received for securities on loan)	4.0
U.S. Government Agency Obligations	4.0
Financial Services	2.7
Asset-Backed Securities	1.8
Foreign Treasury Bills	1.4
Utilities	0.9
Financial – Bank & Trust	0.8
Insurance	0.8
Oil & Gas	0.8
Sovereign Issues	0.5
Telecommunications	0.4
Retail & Merchandising	0.4
Real Estate Investment Trust	0.4
Media	0.3
Chemicals	0.2
Advertising	0.2
Consumer Products & Services	0.2
Healthcare Services	0.2
Hotels & Motels	0.1
Entertainment & Leisure	0.1
Metals & Mining	0.1
Financial – Brokerage	0.1
Medical Supplies & Equipment	0.1
Automobile Manufacturers	0.1
Pipelines	0.1
Construction	0.1
Paper & Forest Products	0.1
Municipal Bonds	0.1
Farming & Agriculture	0.1
Semiconductors	0.1
Packaging	0.1
Pharmaceuticals	0.1
Broadcasting	0.1
Railroads	0.1
Computer Services & Software	0.1
Environmental Services	0.1
Building Materials	0.1
Consumer Products	0.1

99.3
Securities Sold Short	(0.2)
Other Assets in Excess of Other Liabilities	0.9

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B135

AST HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
LONG-TERM INVESTMENTS — 91.2%	Ratings	Interest	Maturity		Amount	Value
BANK NOTES(c) — 5.2%	(Unaudited)	Rate	Date		(000)#	(Note 2)

Charter Communications Operating LLC, Term B, 144A	Ba	8.01%	04/25/13		2,000	$2,015,624
CSC Holdings, Inc., Term B, 144A	Ba	7.12%	03/29/13		1,028	1,030,050
CSC Holdings, Inc., Term B, 144A	Ba	7.13%	02/24/13		847	848,361
CSC Holdings, Inc., Term B, 144A(g)	Ba	7.11%	02/24/13		5	5,007
CSC Holdings, Inc., Term B, 144A(g)	Ba	7.12%	02/24/13		109	109,443
Ferrovial Term Loan Class B, 144A (United Kingdom)(g)	Ba-	5.00%	04/07/11	GBP	700	1,368,541
Ford Motor Co., Term B, 144A(g)	Ba-	8.36%	11/29/13		2,000	2,001,255
Georgia Pacific Corp., Term Loan B, 144A	Ba	7.38%	12/20/12		72	72,025
Georgia Pacific Corp., Term Loan B, 144A	Ba	7.35%	12/20/12		1,146	1,152,404
Georgia Pacific Corp., Term Loan B, 144A	Ba	7.36%	12/20/12		128	128,579
Georgia Pacific Corp., Term Loan B, 144A	Ba	7.36%	12/20/12		143	144,050
HCA, Inc., Term B, 144A	Ba-	8.11%	11/14/13		1,500	1,517,921
MGM Studios Term B	Ba-	8.61%	04/08/12		4,000	3,966,608
Nordic Telephone, Term B, 144A (Denmark)(g)	Ba+	5.94%	11/30/14	EUR	1,300	1,733,777
Nordic Telephone, Term C, 144A (Denmark)	Ba+	6.04%	11/30/14	EUR	1,300	1,741,358
Reliant Energy, Term B, 144A(g)	B+(d)	7.73%	12/01/10		1,143	1,152,286
Reliant Energy, Term LC, 144A(g)	B(d)	5.22%	12/01/10		857	864,214
Roundy’s, Inc.(g)	B+(d)	8.38%	11/01/11		997	1,007,718
Roundy’s, Inc., Term B, 144A(g)	B+(d)	8.36%	10/27/11		997	1,007,718
Travelport Synthetic	Ba-	8.36%	08/01/13		268	268,670
Travelport Term Loan	Ba-	8.36%	08/22/13		2,726	2,735,724
UPC Broadband Holdings, Term J1, 144A (Netherlands)	B(d)	5.51%	03/31/13	EUR	1,000	1,325,526
UPC Broadband Holdings, Term K1, 144A (Netherlands)	B(d)	5.51%	12/31/13	EUR	1,000	1,325,526
VNU-Nielse Finance LLC, Term B	B+(d)	8.13%	08/09/13		3,000	3,024,582
Weather Investments, Term B, 144A (Luxembourg)(g)	B(d)	6.30%	06/17/13	EUR	1,000	1,326,233
Weather Investments, Term C, 144A (Luxembourg)	B+(d)	6.80%	06/17/14	EUR	1,000	1,331,100
Wind Acquisitions Finance Term B, 144A(g)	B-(d)	10.00%	12/21/11		400	400,000

Total Bank Notes
(cost $33,061,683)						33,604,300

CORPORATE BONDS — 86.0%
Advertising — 0.3%
R.H. Donnelley Corp., Sr. Notes(a)	Caa1	8.875%	01/15/16		1,750	1,837,500

Aerospace — 0.6%
Armor Holdings, Inc., Sr. Sub. Notes	B1	8.25%	08/15/13		1,020	1,060,800
K & F Acquisition, Inc., Gtd. Notes	Caa1	7.75%	11/15/14		2,680	2,760,400
Transdigm, Inc., Sr. Sub. Notes	B3	7.75%	07/15/14		150	154,500

						3,975,700

Airlines — 0.1%
United Airlines, Pass-Thru Certs.	Ba2	6.071%	03/01/13		591	593,503

Automotive — 0.3%
ArvinMeritor, Inc., Notes(a)	Ba2	8.75%	03/01/12		2,200	2,260,500

Automotive – OEM — 1.2%
Ford Motor Co., Notes(a)	Ba3	7.45%	07/16/31		2,175	1,707,375
General Motors Corp., Debs.(a)	B3	8.25%	07/15/23		3,600	3,348,000
TRW Automotive, Inc., Sr. Notes	Ba3	9.375%	02/15/13		2,450	2,627,625

						7,683,000

Automotive Parts — 0.8%
Advanced Accessory Systems, Sr. Notes	B3	10.75%	06/15/11		250	254,688
Cooper-Standard Automotive, Inc., Co. Gtd. Notes(a)	B2	7.00%	12/15/12		850	762,875
Goodyear Tire & Rubber Co. (The), Sr. Notes(a)	B3	9.00%	07/01/15		1,825	1,911,687
Tenneco Automotive, Inc., Sec’d. Notes(a)	B3	8.625%	11/15/14		875	892,500
SEE NOTES TO FINANCIAL STATEMENTS.

B136

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Automotive Parts (cont’d.)
Tenneco Automotive, Inc., Sr. Sub. Notes	B2	10.25%		07/15/13		1,175	$1,286,625

							5,108,375

Broadcasting — 0.1%
CCH I LLC, Sec’d. Notes	Caa3	11.00%		10/01/15		1,000	1,026,250

Building Materials – Fixtures & Fittings — 0.2%
Grohe Holding GMBH, Gtd. Notes (Germany)	B3	8.625%		10/01/14	EUR	850	1,155,699

Business Services — 10.6%
Buhrmann US, Inc., Gtd. Notes	B2	7.875%		03/01/15		1,575	1,535,625
DJ CDX HY 7 T1, Pass Thru Certs., 144A(a)	B+(d)	8.375%		12/29/11		65,500	66,927,900

							68,463,525

Cable — 2.2%
Cablevision Systems Corp., Sr. Notes, 144A	B3	8.00%		04/15/12		750	736,875
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Notes(a)	B3	8.75%		11/15/13		2,450	2,544,937
Charter Communications Operating LLC, Sr. Notes, 144A	B2	8.375%		04/30/14		1,500	1,565,625
CSC Holdings, Inc., Sr. Notes(a)	B1	7.625%		04/01/11		1,500	1,528,125
CSC Holdings, Inc., Sr. Notes	B2	6.75%		04/15/12		200	195,000
CSC Holdings, Inc., Sr. Notes, 144A	B2	7.25%		04/15/12		2,250	2,193,750
CSC Holdings, Inc., Debs.	B2	7.875%		02/15/18		200	199,500
Telenet Group Holdings NV, Disc. Notes, Zero Coupon
(until 12/15/08), 144A (Belgium)	Caa2	11.50	%(v)	06/15/14	EUR	2,125	1,915,156
UPC Holding BV, Sec’d. Notes (Netherlands)	B3	7.75%		01/15/14	EUR	1,500	1,989,968
UPC Holding BV, Sr. Notes (Netherlands)	B3	8.625%		01/15/24	EUR	1,000	1,372,847

							14,241,783

Cable Television — 0.8%
Echostar Dbs Corp.	Ba3	7.125%		02/01/16		5,490	5,490,000

Capital Goods – Others — 0.3%
Dresser-Rand Group Inc., Sr. Sub. Notes. (Canada)	B3	7.375%		11/01/14		1,931	1,945,483

Chemicals — 3.4%
BCP Crystal US Holdings Corp., Sr. Sub. Notes	B3	9.625%		06/15/14		2,025	2,237,625
Crystal US Holdings, Sr. Disc. Notes, Zero Coupon
(until 10/01/09)	Caa2	10.50	%(v)	10/01/14		3,000	2,580,000
Equistar Chemicals LP, Gtd. Notes	B2	10.125%		09/01/08		1,050	1,115,625
Ineos Group Holdings PLC, Sr. Sub. Notes (United Kingdom)	B2	7.875%		02/15/16	GBP	750	943,007
Ineos Group Holdings PLC, Sr. Sub. Notes, 144A
(United Kingdom)(a)	B2	8.50%		02/15/16		3,675	3,509,625
KRATON Polymers LLC, Sr. Sub. Notes(a)	Caa1	8.125%		01/15/14		2,500	2,500,000
Lyondell Chemical Co., Sr. Unsec’d. Notes	B1	8.00%		09/15/14		1,600	1,660,000
Lyondell Chemical Co., Sr. Unsec’d. Notes	B1	8.25%		09/15/16		525	551,250
Nalco Co., Sr. Notes	B2	7.75%		11/15/11		200	204,500
Nalco Co., Sr. Sub. Notes(a)	Caa1	8.875%		11/15/13		2,125	2,249,844
PQ Corp., Gtd. Notes, 144A	B3	7.50%		02/15/13		1,500	1,477,500
Rockwood Specialties Group, Inc., Gtd. Notes	B3	7.625%		11/15/14	EUR	2,000	2,811,695

							21,840,671

Conglomerates
Invensys PLC, Sr. Notes, 144A (United Kingdom)	B3	9.875%		03/15/11		82	87,945

Consumer Products
Sleepmaster LLC, Gtd. Notes, 144A(g)(i)	Ba-	11.00%		05/15/09		1,000	0

Containers & Packaging — 1.8%
Crown Americas Inc., Sr. Notes(a)	B1	7.75%		11/15/15		4,000	4,150,000
Jefferson Smurfit Corp. US, Gtd. Notes	B2	7.50%		06/01/13		1,125	1,057,500
Owens Brockway Glass Container, Inc., Sec’d. Notes	Ba	8.75%		11/15/12		1,000	1,060,000

SEE NOTES TO FINANCIAL STATEMENTS.

B137

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date		(000)#	(Note 2)

Containers & Packaging—(cont’d.)
Owens-Brockway Glass Container, Inc., Co. Gtd. Notes(a)	B2	6.75%	12/01/14		1,750	$1,697,500
Smurfit-Stone Container Enterprises, Inc., Sr. Notes(a)	B2	8.375%	07/01/12		3,640	3,567,200

						11,532,200

Defense — 0.9%
Communications & Power Industries, Sr. Sub. Notes	B3	8.00%	02/01/12		750	761,250
DRS Technologies Inc., Gtd. Notes	B3	7.625%	02/01/18		2,350	2,420,500
L-3 Communications Corp., Gtd. Notes	Ba3	7.625%	06/15/12		1,000	1,035,000
L-3 Communications Corp., Sr. Sub. Notes	Ba3	6.375%	10/15/15		1,500	1,485,000

						5,701,750

Distribution/Wholesale — 0.7%
VWR International, Inc., Sr. Sub. Notes	B3	6.875%	04/15/12		275	276,719
VWR International, Inc., Sr. Sub. Notes, 144A(a)	B-(d)	8.00%	04/15/14		4,200	4,326,000

						4,602,719

Diversified — 8.2%
TRAINS HY-1-2006, 144A(a)	B1	7.548%	05/01/16		52,056	53,122,107

Diversified Financial Services — 4.9%
Ford Motor Credit Co., Bonds	Ba2	7.375%	02/01/11		2,880	2,851,036
Ford Motor Credit Co., Notes	Ba3	7.00%	10/01/13		5,800	5,538,890
Ford Motor Credit Co., Notes	A2	7.875%	06/15/10		6,400	6,453,158
Ford Motor Credit Co., Sr. Notes	Baa3	7.25%	10/25/11		4,500	4,406,724
Ford Motor Credit Co., Sr. Unsec’d. Notes	B1	8.625%	11/01/10		1,500	1,544,034
Ford Motor Credit Co., Unsec’d. Notes	B1	8.00%	12/15/16		175	172,926
General Motors Acceptance Corp., Bonds	Baa2	8.00%	11/01/31		400	459,227
General Motors Acceptance Corp., Notes	Ba1	6.75%	12/01/14		3,000	3,081,399
General Motors Acceptance Corp., Notes(a)	Ba1	7.00%	02/01/12		7,350	7,582,848

						32,090,242

Diversified Manufacturing Operations — 0.5%
Bombardier, Inc., Sr. Notes, 144A Private Placement, (Canada)	Ba2	7.25%	11/15/16	EUR	2,150	2,887,763
Bombardier, Inc., Sr. Notes, 144A (Canada)	Ba2	8.00%	11/15/14		325	333,125

						3,220,888

Diversified Operations — 0.1%
Trinity Industries, Inc., Sr. Notes	Ba3	6.50%	03/15/14		580	569,850

Electric — 4.4%
AES Corp., Sec’d. Notes, 144A	Ba3	8.75%	05/15/13		3,800	4,070,750
CMS Energy Corp., Sr. Unsec’d. Notes(a)	Ba3	6.875%	12/15/15		800	826,000
Midwest Generation LLC, Sec’d. Notes	B1	8.75%	05/01/34		3,515	3,813,775
NRG Energy, Inc., Sr. Notes	B1	7.25%	02/01/14		1,450	1,460,875
NRG Energy, Inc., Sr. Notes	B1	7.375%	02/01/16		6,500	6,532,500
NRG Energy, Inc., Sr Notes	B1	7.375%	01/15/17		1,400	1,403,500
PSE&G Energy Holdings LLC, Sr. Notes	Ba3	8.50%	06/15/11		1,240	1,333,000
Reliant Energy, Inc., Sec’d. Notes	B2	6.75%	12/15/14		2,690	2,629,475
Reliant Resources, Inc., Sec’d. Notes(a)	B1	9.25%	07/15/10		1,000	1,050,000
Sierra Pacific Resources, Sr. Notes	B1	6.75%	08/15/17		2,925	2,868,869
Sierra Pacific Resources, Sr. Notes	B1	7.803%	06/15/12		500	523,212
Sierra Pacific Resources, Sr. Notes	B2	8.625%	03/15/14		750	805,244
Tenaska Alabama Partners LP, Sec’d. Notes, 144A	B1	7.00%	06/30/21		969	962,575

						28,279,775

Electronic Components — 0.4%
Celestica, Inc. (Canada)	B2	7.625%	07/01/13		400	390,000
Celestica, Inc. Sr. Sub Notes	B2	7.875%	07/01/11		1,250	1,237,500
Solectron Global FInance Ltd., Sr. Sub. Notes(a)	B3	8.00%	03/15/16		1,050	1,063,125

						2,690,625

SEE NOTES TO FINANCIAL STATEMENTS.

B138

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date		(000)#	(Note 2)

Energy — 0.6%
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%	09/01/14		1,000	$1,000,000
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%	04/15/16		500	497,500
Peabody Energy Corp., Gtd. Notes	Ba2	6.875%	03/15/13		1,190	1,219,750
Peabody Energy Corp., Sr. Notes	Ba3	7.375%	11/01/16		900	958,500

						3,675,750

Energy – Exploration & Production — 2.0%
Chesapeake Energy Corp., Gtd. Notes	Ba2	7.75%	01/15/15		500	520,625
Chesapeake Energy Corp., Sr. Notes(a)	Ba3	6.375%	06/15/15		2,500	2,475,000
Chesapeake Energy Corp., Sr. Notes	Ba3	6.875%	01/15/16		2,720	2,743,800
Chesapeake Energy Corp., Sr. Notes	Ba2	7.00%	08/15/14		2,400	2,439,000
Chesapeake Energy Corp., Sr. Notes	Ba2	7.50%	06/15/14		100	103,875
El Paso Production Holding Co., Gtd. Notes	B3	7.75%	06/01/13		4,625	4,838,906

						13,121,206

Energy – Services — 0.1%
Pride International, Inc., Sr. Notes	Ba	7.375%	07/15/14		688	710,360

Entertainment & Leisure — 0.4%
Choctaw Resort Development Enterprise, Sr. Notes, 144A	Ba	7.25%	11/15/19		1,550	1,550,000
Universal City Development Partners, Sr. Notes	B2	11.75%	04/01/10		750	803,438

						2,353,438

Environmental — 0.9%
Allied Waste North America, Inc., Gtd. Notes	Ba2	7.125%	05/15/16		1,000	990,000
Allied Waste North America, Inc., Sr. Notes(a)	Ba2	7.25%	03/15/15		4,870	4,876,088

						5,866,088

Financial Services — 0.9%
El Paso Performance-Link Trust, Notes, 144A	B2	7.75%	07/15/11		1,000	1,057,500
Idearc, Inc., Sub. Notes, 144A	B2	8.00%	11/15/16		1,875	1,903,125
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg)	Baa	7.50%	07/18/16		800	851,000
Universal City Florida Holding Co. I/II, Sr. Notes(c)	B3	10.121%	05/01/10		100	103,250
Universal City Florida, Holding Co., Sr. Notes(a)	B3	8.375%	05/01/10		1,650	1,691,250

						5,606,125

Food — 1.1%
Delhaize America, Inc., Gtd. Notes(a)	Ba1	9.00%	04/15/31		2,500	2,968,263
Ingles Markets, Inc., Gtd. Notes	Ba3	8.875%	12/01/11		1,700	1,772,250
Supervalu Inc., Sr. Notes(a)	B1	7.50%	11/15/14		2,050	2,137,539

						6,878,052

Gaming — 3.6%
Boyd Gaming Corp., Sr. Sub. Notes	Ba1	7.125%	02/01/16		2,410	2,397,950
Chukchansi Economic Development Authority, Sr. Notes, 144A(a)	B2	8.00%	11/15/13		1,320	1,371,150
Codere Finance Luxembourg SA, Sr. Notes (Luxembourg)	B3	8.25%	06/15/15	EUR	1,000	1,395,947
Herbst Gaming, Inc., Gtd. Notes	B3	7.00%	11/15/14		1,750	1,671,250
Mandalay Resort Group, Sr. Sub. Notes	Ba3	9.375%	02/15/10		950	1,016,500
MGM Mirage, Inc., Gtd. Notes	Ba2	6.625%	07/15/15		1,925	1,833,562
MGM Mirage, Inc., Gtd. Notes	Ba3	8.375%	02/01/11		1,425	1,478,438
MGM Mirage, Inc., Sr. Notes	Ba	6.875%	04/01/16		825	792,000
Seneca Gaming Corp., Sr. Unsec’d. Notes	B1	7.25%	05/01/12		1,025	1,042,938
Station Casinos, Inc., Sr. Notes	Ba3	7.75%	08/15/16		1,400	1,410,500
Station Casinos, Inc., Sr. Sub. Notes	B3	6.50%	02/01/14		250	222,188
Station Casinos, Inc., Sr. Sub. Notes	B1	6.875%	03/01/16		3,390	3,042,525
Wynn Las Vegas LLC, Notes(a)	B2	6.625%	12/01/14		5,450	5,415,937

						23,090,885

SEE NOTES TO FINANCIAL STATEMENTS.

B139

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	,Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Healthcare & Pharmaceuticals — 4.7%
Davita, Inc., Gtd. Notes	B3	7.25%		03/15/15		3,460	$3,529,200
Fresenius Medical Care Capital Trust, Gtd. Notes	B1	7.875%		06/15/11		1,600	1,676,000
HCA, Inc., Notes	Ba2	6.25%		02/15/13		1,642	1,453,391
HCA, Inc., Notes	Ba2	6.75%		07/15/13		1,000	897,500
HCA, Inc., Notes	Ba2	7.69%		06/15/25		3,375	2,793,494
HCA, Inc., Notes	B2	9.125%		11/15/14		1,030	1,100,813
HCA, Inc., Sr. Notes	Ba2	6.95%		05/01/12		2,700	2,558,250
HCA, Inc., Sr. Unsec’d.	B2	9.25%		11/15/16		4,140	4,434,975
HCA, Inc., Sr. Unsec’d.	B2	9.625%		11/15/16		3,550	3,816,250
Rotech Healthcare, Inc., Gtd. Notes(a)	B3	9.50%		04/01/12		2,700	2,646,000
Tenet Healthcare Corp., Sr. Notes(a)	B3	9.875%		07/01/14		1,500	1,526,250
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	B3	7.375%		02/01/13		2,212	2,032,275
Triad Hospitals, Inc., Sr. Sub. Notes	B3	7.00%		11/15/13		2,050	2,062,813

							30,527,211

Healthcare – Medical Products — 0.1%
CDRV Investors, Inc., Sr. Disc. Notes, Zero Coupon
(until 01/01/10)	Caa2	9.625	%(v)	01/01/15		1,250	968,750

Healthcare Services — 0.2%
Service Corp International, Sr. Notes	B1	7.375%		10/01/14		575	600,875
Service Corp International, Sr. Notes	B1	7.625%		10/01/18		725	768,500

							1,369,375

Lodging — 0.1%
Royal Caribbean Cruises Ltd., Des. (Liberia)	Ba1	7.25%		03/15/18		1,000	1,010,686

Machinery — 0.3%
Chart Industries, Inc., Sr. Sub. Notes, 144A	B3	9.125%		10/15/15		1,700	1,793,500

Media & Entertainment — 2.4%
Dex Media West LLC, Sr. Sub. Notes(a)	B2	9.875%		08/15/13		2,220	2,419,800
Dex Media West LLC/Dex Media Finance Co., Sr. Notes	B1	8.50%		08/15/10		1,800	1,869,750
DirecTV Holdings LLC, Sr. Notes	Ba2	8.375%		03/15/13		625	650,000
DirecTV Holdings LLC, Gtd. Notes	Ba2	6.375%		06/15/15		2,100	2,013,375
Echostar DBS Corp., Sr. Notes	Ba3	6.375%		10/01/11		3,150	3,130,312
Lighthouse International Co. SA, Sr. Notes (Luxembourg)	B3	8.00%		04/30/14	EUR	2,500	3,613,623
Primedia, Inc., Gtd. Notes(a)	B2	8.875%		05/15/11		800	816,000
Primedia, Inc., Sr. Notes	B2	8.00%		05/15/13		1,000	967,500

							15,480,360

Metals — 0.3%
Novelis, Inc., Sr. Notes, 144A (Canada)	B1	7.25%		02/15/15		1,850	1,789,875

Oil & Field Services — 0.1%
Complete Production Services, Inc., Sr. Notes, 144A	B2	8.00%		12/15/16		725	743,125

Oil & Gas Exploration/Production — 0.2%
Opti Canada, Inc., Gtd. Notes	B1	8.25%		12/15/14		1,375	1,412,813

Packaging — 0.1%
Gerresheimer Holdings GMBH, Gtd. Notes (Germany)	Caa1	7.875%		03/01/15	EUR	625	845,654
Russell-Stanley Holdings, Inc., Sr. Sub. Notes,
Private Placement, 144A(i)(g)	NR	9.00%		11/30/08		356	0

							845,654

SEE NOTES TO FINANCIAL STATEMENTS.

B140

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date		(000)#	(Note 2)

Paper — 1.8%
Abitibi-Consolidated, Inc., Notes (Canada)(a)	Ba3	8.55%	08/01/10		3,050	$2,897,500
Cascades, Inc., Sr. Notes (Canada)	Ba3	7.25%	02/15/13		1,020	1,017,450
JSG Funding PLC, Sr. Notes (Ireland)(a)	B3	9.625%	10/01/12		5,030	5,331,800
JSG Holding PLC, Sr. Notes, PIK (Ireland)	Caa2	11.50%	10/01/15	EUR	948	1,309,160
Norampac, Inc., Sr. Notes (Canada)	B2	6.75%	06/01/13		850	826,625
Stone Container Finance, Gtd. Notes (Canada)	B2	7.375%	07/15/14		180	167,400

						11,549,935

Paper & Forest Products — 2.1%
Bowater Canada Finance, Gtd. Notes (Canada)(a)	B1	7.95%	11/15/11		1,520	1,489,600
Georgia Pacific Corp., Debs.	B2	9.50%	12/01/11		900	985,500
Georgia-Pacific Corp., Debs.	B2	7.375%	12/01/25		1,660	1,618,500
Georgia-Pacific Corp., Gtd. Notes	Ba3	7.125%	01/15/17		1,500	1,496,250
Georgia-Pacific Corp., Sr. Notes	B2	8.00%	01/15/24		2,365	2,400,475
Georgia-Pacific Corp., Notes	B2	7.75%	11/15/29		2,275	2,269,312
Smurfit Capital Funding PLC, Debs. (Ireland)	B1	7.50%	11/20/25		900	859,500
Smurfit-Stone Container Enterprises, Inc., Gtd. Notes	B2	9.75%	02/01/11		430	443,437
Verso Paper Holdings LLC, 144A(a)	B1	9.125%	08/01/14		2,025	2,111,063

						13,673,637

Personell Services — 0.2%
Corrections Corp. of America, Gtd. Notes	Ba3	6.75%	01/31/14		1,110	1,121,100

Pipelines — 0.1%
Williams Partners LP, Bonds	Ba3	7.25%	02/01/17		525	535,500

Pipelines & Other — 5.3%
Amerigas Partners, Sr. Notes	B1	7.125%	05/20/16		4,600	4,600,000
Dynegy Holdings Inc., Sr. Unsec’d. Notes(a)	B(d)	8.375%	05/01/16		3,800	3,990,000
El Paso Corp., Notes	B(d)	7.42%	02/15/37		500	521,250
El Paso Corp., Notes(a)	Caa1	7.875%	06/15/12		4,250	4,558,125
El Paso Corp., Sr. Notes(a)	Caa1	7.80%	08/01/31		2,000	2,185,000
El Paso Corp., Sr. Notes(a)	Caa1	8.05%	10/15/30		2,210	2,453,100
El Paso Corp., Debs.	B(d)	9.625%	05/15/12		1,250	1,418,750
Hanover Compressor Co., Sr. Notes	B3	9.00%	06/01/14		875	945,000
Pogo Producing Co., Sr. Sub. Notes, 144A	B2	7.875%	05/01/13		1,400	1,421,000
Roseton/Danskammer, Pass Thru Certs.	B2	7.27%	11/08/10		800	818,000
Semgroup LP, Sr. Notes, 144A	B1	8.75%	11/15/15		2,550	2,562,750
Southern Natural Gas Co., Notes	B1	8.00%	03/01/32		875	1,022,438
Williams Cos., Inc., Notes	B1	7.875%	09/01/21		2,000	2,145,000
Williams Cos., Inc., Sr. Notes(a)	B1	7.625%	07/15/19		4,500	4,815,000
Williams Cos., Inc., Debs.	B2	7.50%	01/15/31		1,000	1,037,500

						34,492,913

Real Estate — 0.1%
Forest City Enterprises, Sr. Unsec’d. Notes	Ba3	6.50%	02/01/17		850	833,000

Real Estate Investment Trusts — 1.1%
Host Marriott LP, Sr. Notes	Ba3	7.00%	08/15/12		2,500	2,537,500
Host Marriott LP, Sr. Notes	Ba3	7.125%	11/01/13		1,500	1,533,750
Ventas Realty LP, Gtd. Notes	Ba2	6.75%	04/01/17		2,850	2,942,625
Ventas Realty LP, Gtd. Notes	Ba2	7.125%	06/01/15		200	210,000

						7,223,875

SEE NOTES TO FINANCIAL STATEMENTS.

B141

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date		(000)#	(Note 2)

Retail — 1.2%
Ferrellgas LP, Sr. Notes	Ba3	6.75%	05/01/14		3,250	$3,160,625
Ferrellgas Partners LP, Sr. Notes	B2	8.75%	06/15/12		1,300	1,332,500
Suburban Propane Partners LP, Sr. Notes	B1	6.875%	12/15/13		3,615	3,542,700

						8,035,825

Retail & Merchandising — 0.3%
Bon-Ton Department Stores, Inc., Gtd. Notes(a)	B3	10.25%	03/15/14		2,100	2,147,250

Semiconductors — 0.9%
Freescale Semi-Conductor, 144A	B1	8.875%	12/15/14		1,725	1,718,531
Freescale Semi-Conductor, 144A	B1	9.125%	12/15/14		2,000	1,987,500
Sensata Technologies BV, Notes,144A (Netherlands)	B2	8.00%	05/01/14		2,025	1,944,000

						5,650,031

Services Cyclical – Rental Equipment — 0.6%
Hertz Corp., Sr. Notes, 144A	B1	8.875%	01/01/14		3,790	3,970,025

Specialty Purpose Entity — 0.2%
Sally Holdings LLC, Sr. Notes, 144A	B2	9.25%	11/15/14		1,375	1,400,781

Technology — 1.5%
Sanmina-SCI Corp., Sr. Sub. Notes(a)	B1	8.125%	03/01/16		1,650	1,596,375
Sungard Data Systems, Inc., Gtd. Notes(a)	B3	9.125%	08/15/13		4,652	4,884,600
Sungard Data Systems, Inc., Gtd. Notes(a)	Caa1	10.25%	08/15/15		1,000	1,067,500
UGS Corp., Gtd. Notes	B3	10.00%	06/01/12		1,750	1,907,500

						9,455,975

Telecommunications — 8.4%
American Cellular Corp., Sr. Notes	Caa1	10.00%	08/01/11		1,625	1,718,438
American Tower Corp., Sr. Notes	B3	7.50%	05/01/12		750	776,250
Cincinnati Bell, Inc., Gtd. Notes	Ba3	7.25%	07/15/13		1,525	1,578,375
Cincinnati Bell, Inc., Sr. Sub. Notes(a)	B2	8.375%	01/15/14		2,700	2,774,250
Hawaiian Telecom Communications, Inc., Gtd. Notes(a)	B3	9.75%	05/01/13		1,800	1,804,500
Intelsat Bermuda Ltd., Sr. Notes	B2	8.25%	01/15/13		2,000	2,030,000
Intelsat Bermuda Ltd., Sr. Notes	B2	8.625%	01/15/15		3,480	3,619,200
Nextel Communications, Inc., Sr. Notes	Ba3	7.375%	08/01/15		2,650	2,717,376
Nordic Telephone Co. Holdings, Bonds, 144A (Denmark)	B	8.25%	05/01/16	EUR	500	726,025
Nordic Telephone Co. Holdings, Sr. Notes (Denmark)	B2	8.875%	05/01/16		2,500	2,675,000
Nortel Networks Ltd., Co. Gtd. Notes, 144A (Canada)	B3	10.125%	07/15/13		925	999,000
Nortel Networks Ltd., Co. Gtd. Notes, 144A (Canada)	B3	10.75%	07/15/16		525	574,219
PanAmSat Corp., Gtd. Notes	B(d)	9.00%	08/15/14		813	858,731
PanAmSat Corp., Gtd. Notes, 144A	B(d)	9.00%	06/15/16		1,700	1,799,875
Qwest Capital Funding, Inc., Gtd. Notes(a)	Caa2	7.90%	08/15/10		500	520,625
Qwest Communications International, Inc., Gtd. Notes	B2	7.25%	02/15/11		2,150	2,198,375
Qwest Communications International, Inc., Gtd. Notes	Ba2	7.50%	02/15/14		2,300	2,369,000
Qwest Corp., Notes	Ba3	8.875%	03/15/12		1,750	1,949,062
Qwest Corp., Debs.	Ba3	7.50%	06/15/23		6,600	6,649,500
Qwest Corp., Sr. Notes	Ba3	7.625%	06/15/15		350	374,500
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Ba3	6.375%	03/01/14		1,270	1,285,875
Rogers Wireless, Inc., Sec’d. Notes (Canada)(a)	Ba3	7.50%	03/15/15		1,625	1,763,125
Rural Cellular Corp., Sr. Notes(a)	Caa1	9.875%	02/01/10		2,080	2,212,600
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%	02/15/14		2,750	2,939,062
Wind Acquisition Finance SA, Gtd. Notes, 144A
(Luxembourg)	B3	9.75%	12/01/15	EUR	1,000	1,519,979
Wind Acquisition Finance SA, Gtd. Notes, 144A
(Luxembourg)(a)	B3	10.75%	12/01/15		4,000	4,550,000
Windstream Corp., Sr. Notes, 144A	Ba3	8.625%	08/01/16		1,175	1,286,625

						54,269,567

SEE NOTES TO FINANCIAL STATEMENTS.

B142

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Telecommunications – Cellular — 0.1%
Qwest Capital Funding Corp., Gtd. Notes	B3	7.25%	02/15/11	350	$357,438

Textiles & Apparel — 0.5%
Quicksilver, Inc., Gtd. Notes(a)	B1	6.875%	04/15/15	3,365	3,306,113

Tobacco — 0.3%
Reynolds American, Inc., Gtd. Notes	Ba2	7.625%	06/01/16	1,600	1,695,254

Transportation — 0.2%
Horizon Lines LLC, Gtd. Notes	B3	9.00%	11/01/12	1,300	1,365,000

Utilities — 0.2%
NGC Corp., Debs.(a)	Ba	7.125%	05/15/18	1,500	1,462,500

Total Corporate Bonds
(cost $544,338,964)					557,309,062

				Shares

COMMON STOCKS
Chemicals
General Chemicals Industry Products				386	107,621

Packaging
Russell Stanley Holdings, Inc.,144A(g)*				39,000	0

Paper & Forest Products
Pliant Corp.(g)				5	0

Total Common Stocks
(cost $1,377,628)					107,621

PREFERRED STOCKS
Publishing
Ziff Davis Media, Inc., Series E 10.00%, 144A(g)
(cost $5)				11	1,080

				Units

WARRANTS*
Chemicals
General Chemical Industry Product, Inc., Series A,
Expiring 04/30/2011				223	0
General Chemical Industry Product, Inc., Series B,
Expiring 04/30/2011				165	0

					0

Metals
ACP Holding Corp., Expiring 10/07/2013(g)				80,488	118,720

Paper
MDP Acquisitions PLC, 144A, Expiring 10/01/2013(g)				900	14,400

Publishing
Advanstar Holdings Corp., 144A, Expiring 10/15/2011(g)				1,100	11
Ziff Davis Media, Inc., 144A, Expiring 08/12/2012(g)				19,800	198

					209

Total Warrants
(cost $1,003)					133,329

SEE NOTES TO FINANCIAL STATEMENTS.

B143

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
WARRANTS* (Continued)	Units	(Note 2)

RIGHTS*
Consumer Products – Household & Leisure
Sleepmaster Membership Interests (cost $0)	1,055	$0

Total Long-Term Investments
(cost $578,779,283)		591,155,392

SHORT-TERM INVESTMENTS — 41.7%
	Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 36.5%
Dryden Core Investment Fund – Taxable Money Market Series (cost $236,481,059; includes $220,506,432 of cash collateral for securities on loan) (b)(w) (Note 4)	236,481,059	236,481,059

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount
	(Unaudited)	Rate	Date	(000)#

COMMERCIAL PAPER — 5.1%
Danske Corp., Disc. Note (cost $16,131,618;
purchased 10/30/06)(h)	P-1	5.24%	01/30/07	16,200	16,131,618
General Electric	P-1	5.24%	02/09/07	7,100	7,059,696
Societe Generale North America	P-1	5.225%	03/01/07	3,800	3,767,913
UBS Finance	P-1	5.225%	03/08/07	6,200	6,141,375

Total Commercial Paper
(cost $33,099,383)					33,100,602

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill (cost $836,767)(n)		4.805%	03/15/07	845	836,942

				Notional
				Amount
				(000)

OUTSTANDING OPTIONS PURCHASED*
Put Options
Eurodollar Futures, expiring 03/19/2007, Strike Price $91.75				310,000	1,938
Eurodollar Futures, expiring 03/19/2007, Strike Price $92.00				125,000	781

Total Outstanding Options Purchased
(cost $4,132)					2,719

Total Short-Term Investments
(cost $270,421,341)					270,421,322

Total Investments(o) — 132.9%
(cost $849,200,624; Note 6)					861,576,714
Liabilities in Excess of Other Assets(u) — (32.9)%					(213,506,348)

NET ASSETS — 100.0%					$648,070,366

SEE NOTES TO FINANCIAL STATEMENTS.

B144

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The following abbreviations are used in portfolio descriptions:

144A
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
EUR	Euro
GBP	British Pound
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)
All or a portion of security is on loan. The aggregate market value of such securities is $215,072,333; cash collateral of $220,506,432 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating
(g)	Indicates a security that has been deemed illiquid.
(h)
Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $16,131,618. The aggregate market value of $16,131,618 is approximately 2.5% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(i)	Represents issuer in default on interest payments and / or principal repayment, where applicable. Non-income producing security.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2006, 5 securities representing $107,631 and 0.02% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(u)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at December 31, 2006:
Number			Value at	Value at
of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2006	Depreciation

Long Positions:
698	90 Day Euro Dollar	Dec 07	$166,147,337	$165,862,250	$(285,087)
363	10 Year U.S. Treasury Notes	Mar 07	39,340,125	39,011,156	(328,969)

					$(614,056)

Forward foreign currency exchange contracts oustanding at December 31, 2006:
Sale Contracts
				In		Unrealized
Settlement			Contracts to	Exchange	Contracts	Appreciation
Month	Type		Deliver	For	at Value	(Depreciation)

Jan 07	Sell	EUR	24,130,000	$32,247,210	$31,893,732	$353,478
Jan 07	Sell	GBP	697,000	1,356,560	1,364,845	(8,285)

				$33,603,770	$33,258,577	$345,193

SEE NOTES TO FINANCIAL STATEMENTS.

B145

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest rate swap agreements outstanding at December 31, 2006:
		Notional	Unrealized
	Expiration	Amount	Appreciation
Description	Date	(000)	(Depreciation)

Pay variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(g)(2)	12/19/2008	$1,600	$ (1,464)
Pay variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(g)(3)	12/19/2008	39,300	(38,331)
Pay variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(g)(4)	12/19/2008	7,500	(8,529)
Receive variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(g)(1)	06/20/2017	6,200	142,330

			$ 94,006

Broker/Counterparty
(1)	Lehman Brothers, Inc.
(2)	UBS AG
(3)	Deutsche Bank AG
(4)	Goldman Sachs Capital Markets, L.P.

Credit default swap agreements outstanding at December 31, 2006:
		Notional	Unrealized
	Expiration	Amount	Appreciation
Description	Date	(000)	(Depreciation)

Receive a fixed rate equal to 0.70% and the
Portfolio will pay to the counterparty at par in
the event of default of Ford Motor Credit
Corp. 7.00%, due 10/01/13.(g)(2)	06/20/07	$2,650	$ 4,296

Receive a fixed rate equal to 3.87% and the
Portfolio will pay to the counterparty at par in
the event of default of Ford Motor Credit
Corp. 7.00%, due 10/01/13.(g)(3)	09/20/11	5,000	232,456

Receive a fixed rate equal to 0.32% and the
Portfolio will pay to the counterparty at par in
the event of default of JSC “GAZPROM”.(g)(4)	02/20/07	725	483

Receive a fixed rate equal to 0.44% and the
Portfolio will pay to the counterparty at par in
the event of default of Russian Federation
5.00%, due 03/31/30.(g)(1)	06/20/07	2,000	2,405

			$239,640

Broker/Counterparty
(1)	Deutsche Bank AG
(2)	Credit Suisse International
(3)	Barclays Bank PLC
(4)	HSBC Bank USA, N.A.

(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B146

AST HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments, and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Affiliated Money Market Mutual Fund (including 34.0% collateral received for securities on loan)	36.5%
Business Services	10.6
Telecommunications	8.4
Diversified	8.2
Pipelines & Other	5.3
Bank Notes	5.2
Commercial Paper	5.1
Diversified Financial Services	4.9
Healthcare & Pharmaceuticals	4.7
Electric	4.4
Gaming	3.6
Chemicals	3.4
Media & Entertainment	2.4
Cable	2.2
Paper & Forest Products	2.1
Energy – Exploration & Production	2.0
Paper	1.8
Containers & Packaging	1.8
Technology	1.5
Retail	1.2
Automotive – OEM	1.2
Retail Real Estate Investment Trusts	1.1
Food	1.1
Environmental	0.9
Defense	0.9
Semiconductors	0.9
Financial Services	0.9
Cable Television	0.8
Automotive Parts	0.8
Distribution/Wholesale	0.7
Aerospace	0.6
Services Cyclical – Rental Equipment	0.6
Energy	0.6
Textiles & Apparel	0.5
Diversified Manufacturing Operations	0.5
Electronic Components	0.4
Entertainment & Leisure	0.4
Automotive	0.3
Retail & Merchandising	0.3
Capital Goods – Others	0.3
Metals	0.3
Advertising	0.3
Machinery	0.3
TobacCo.	0.3
Utilities	0.2
Oil & Gas Exploration/Production	0.2
Specialty Purpose Entity	0.2
Healthcare Services	0.2
Transportation	0.2
Building Materials – Fixtures & Fittings	0.2
Personell Services	0.2
Broadcasting	0.1
Lodging	0.1
Healthcare – Medical Products	0.1
Packaging	0.1
U.S. Treasury Obligation	0.1
Real Estate	0.1
Oil & Field Services	0.1
Energy – Services	0.1
Airlines	0.1
Diversified Operations	0.1
Pipelines	0.1
Telecommunications – Cellular	0.1

132.9
Liabilities in Excess of Other Assets	(32.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B147

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 96.0%	Moody’s				Principal
	Rating	Interest		Maturity	Amount	Value
	(Unaudited)	Rate		Date	(000)#	(Note 2)

CONVERTIBLE BONDS — 15.5%
Aerospace/Defense — 1.3%
EDO Corp., Sr. Sub. Notes	NR	4.00%		11/15/25	2,250	$2,165,625
L-3 Communications Corp., Bonds	Ba3	3.00%		08/01/35	2,000	2,110,000
Lockheed Martin Corp., Sr. Notes (3.018% until 08/15/08)	Baa1	5.124	%(v)	08/15/33	2,500	3,317,525

						7,593,150

Building & Construction — 0.6%
Fluor Corp., Sr. Notes	A3	1.50%		02/15/24	2,250	3,360,938

Computer Services & Software — 0.4%
Intel Corp., Jr. Sub. Notes(a)	A-(d)	2.95%		12/15/35	2,000	1,810,000
Openwave Systems, Sub. Notes	NR	2.75%		09/09/08	550	528,000

						2,338,000

Consulting Services — 0.4%
FTI Consulting, Inc., Sr. Sub. Notes	B1	3.75%		07/15/12	2,000	2,300,000

Diversified Operations — 0.1%
Cadence Design Systems, Inc., 144A	NR	1.375%		12/15/11	575	580,750

Electronics — 0.7%
Cypress Semiconductor Corp., Sub. Notes	B-(d)	1.25%		06/15/08	1,090	1,358,412
Flir Systems, Inc., Sr. Notes	NR	3.00%		06/01/23	1,750	2,690,625

						4,049,037

Energy — 0.3%
Quicksilver Resources, Inc., Bonds	NR	1.875%		11/01/24	1,500	2,100,000

Financial – Bank & Trust — 0.1%
BNP Paribas, Notes, 144A	Aa2	6.70%		12/14/07	575	582,245

Financial Services — 0.7%
Lehman Brothers Holdings, Inc., Notes	A1	0.45%		12/27/13	2,500	2,499,750
Morgan Stanley, Notes	Aa3	1.00%		03/30/12	1,300	1,556,100

						4,055,850

Food & Drug Retailers — 0.2%
Wild Oats Market, Inc., Sr. Notes, (3.25% until 05/15/11)	NR	Zero	(v)	05/15/34	1,000	1,038,750

Health Services — 0.6%
Invitrogen Corp., Sr. Unsec’d. Notes	NR	3.25%		06/15/25	2,500	2,353,125
Manor Care, Inc., Sr. Notes (1.88% until 08/01/10)	Baa3	2.125	%(v)	08/01/35	1,000	1,130,000

						3,483,125

Hotels — 0.5%
Hilton Hotels Corp., Sr. Notes	Ba2	3.375%		04/15/23	1,750	2,760,625

Integrated Energy — 0.4%
Devon Energy Corp., Debs.	Baa2	4.90%		08/15/08	1,750	2,423,750

Machinery — 0.5%
Roper Industries, Inc., Bonds (1.48% until 01/15/09)	B1	Zero	(v)	01/15/34	4,500	2,925,000

Media – Broadcasting — 0.5%
Sinclair Broadcast Group, Inc., Bonds	NR	6.00%		09/15/12	2,000	1,830,000
Sinclair Broadcast Group, Inc., Sr. Sub. Notes (4.875% until 01/15/11)	B2	2.00	%(v)	07/15/18	1,000	913,750

						2,743,750

SEE NOTES TO FINANCIAL STATEMENTS.

B148

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CONVERTIBLE BONDS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Media – Diversified — 0.2%
Disney, (Walt) Co., (The) Sr. Notes	A3	2.125%	04/15/23	1,000	$1,215,000

Metals/Mining Excluding Steel — 0.4%
Placer Dome, Inc., Sr. Notes	Baa1	2.75%	10/15/23	2,000	2,737,500

Oil Field Equipment & Services — 0.9%
Hanover Compress Co., Sr. Notes	B3	4.75%	01/15/14	2,000	2,857,500
Schlumberger Ltd., Debs.	A1	1.50%	06/01/23	1,400	2,469,250

					5,326,750

Pharmaceuticals — 2.1%
Amgen, Inc., Sr. Notes	A2	0.125%	02/11/11	1,500	1,462,500
CV Therapeutics, Inc., Sr. Sub. Notes	NR	3.25%	08/16/13	2,000	1,757,500
deCode Genetics, Inc., Sr. Notes	NR	3.50%	04/15/11	1,200	886,500
Genzyme Corp., Sr. Notes	BBB(d)	1.25%	12/01/23	2,250	2,340,000
MGI Pharma, Inc., Sr. Sub. Notes (1.682% until 03/02/11)	NR	Zero (v)	03/02/24	3,000	1,987,500
Teva Pharmaceuticals Finance NV, Gtd. Notes (Netherlands)	BBB(d)	0.375%	11/15/22	1,500	2,165,625
Wyeth, Sr. Notes	A3	5.109%	01/15/24	2,000	2,171,200

					12,770,825

Printing & Publishing — 0.2%
Omnicom Group, Sr. Notes(a)	Baa1	Zero	07/01/38	1,000	1,085,000

Railroads — 0.7%
CSX Corp., Debs.	Baa2	Zero	10/30/21	3,500	4,318,125

Software/Services — 0.3%
Symantec Corp., Sr. Notes 144A	NR	0.75%	06/15/11	1,750	2,108,750

Support – Services — 0.6%
CRA International, Inc., Debs.	NR	2.875%	06/15/34	2,500	3,662,500

Telecom – Integrated/Services — 0.3%
Qwest Communications International, Inc., Sr. Unsec’d. Notes	B1	3.50%	11/15/25	1,000	1,563,750

Telecom – Wireless — 1.0%
Nextel Communications, Inc., Gtd. Notes	Baa3	7.375%	08/01/15	5,000	5,127,125
Nextel Communications, Inc., Sr. Notes	Baa3	5.25%	01/15/10	1,000	983,750

					6,110,875

Telecommunications — 1.5%
Comverse Technology, Inc., Bonds	BB-(d)	Zero	05/15/23	1,250	1,571,875
Liberty Media Corp. LLC, Debs.	Ba2	3.25%	03/15/31	4,000	3,335,000
Liberty Media Corp. LLC, Sr. Notes	Ba2	3.50%	01/15/31	1,500	1,496,250
LSI Logic Corp., Sub. Notes	B(d)	4.00%	05/15/10	2,500	2,565,625

					8,968,750

Total Convertible Bonds
(cost $84,380,556)					92,202,795

CORPORATE OBLIGATIONS — 64.7%
Aerospace/Defense — 1.1%
DRS Technologies, Inc., Sr. Sub. Notes	B3	6.875%	11/01/13	2,000	2,015,000
L-3 Communications Corp., Sr. Sub. Notes(a)	Ba3	6.125%	01/15/14	4,000	3,910,000
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%	01/15/15	700	679,000

					6,604,000

Apparel — 0.1%
Hanesbrands, Inc., Sr. Notes, 144A	B2	8.735%	12/15/14	400	409,000

SEE NOTES TO FINANCIAL STATEMENTS.

B149

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Apparel & Textile — 0.4%
INVISTA, Notes	Ba3	9.25%	05/01/12	2,250	$2,413,125

Auto Loans — 2.2%
Ford Motor Credit Co., Notes	B1	7.375%	10/28/09	2,200	2,204,686
Ford Motor Credit Co., Sr. Notes	B1	7.25%	10/25/11	3,250	3,182,634
General Motors Acceptance Corp. LLC, Notes	Ba1	7.25%	03/02/11	7,500	7,799,505

					13,186,825

Automobile Manufacturers — 0.8%
Ashtead Capital, Inc., Notes, 144A(a)	B3	9.00%	08/15/16	1,175	1,257,250
General Motors Corp., Notes(a)	Caa1	7.20%	01/15/11	3,775	3,661,750

					4,919,000

Automotive — 0.1%
Ford Capital BV, Debs.	Caa1	9.50%	06/01/10	475	472,625

Automotive Parts — 0.2%
Lear Corp., Sr. Notes, 144A	B3	8.50%	12/01/13	1,150	1,115,500

Automotive Parts & Equipment — 0.6%
Cooper-Standard Automotive, Inc., Gtd. Notes(a)	Caa1	8.375%	12/15/14	2,000	1,575,000
Stanadyne Corp., Sr. Sub. Notes	Caa1	10.00%	08/15/14	950	976,125
Tenneco Automotive, Inc., Gtd. Notes(a)	B3	8.625%	11/15/14	1,000	1,020,000

					3,571,125

Building & Construction — 0.7%
Beazer Homes USA, Inc., Sr. Notes	Ba1	6.50%	11/15/13	1,500	1,462,500
Standard Pacific Corp., Sr. Notes	Ba2	7.00%	08/15/15	2,000	1,925,000
William Lyon Homes, Inc., Gtd. Notes	B3	10.75%	04/01/13	750	714,375

					4,101,875

Building Materials — 0.3%
Interline Brands, Inc., Sr. Sub. Notes(a)	B3	8.125%	06/15/14	2,000	2,055,000

Cable Television — 1.1%
CCHI Holdings LLC, Sec’d. Notes	Caa2	11.00%	10/01/15	5,600	5,747,000
Idearc, Inc., Sr. Notes, 144A	B2	8.00%	11/15/16	1,000	1,015,000

					6,762,000

Chemicals — 4.0%
Airgas, Inc., Sr. Sub. Notes	Ba2	6.25%	07/15/14	1,600	1,544,000
Equistar Chemicals LP, Debs.	B1	7.55%	02/15/26	3,500	3,325,000
Hercules, Inc., Gtd. Notes	Ba3	6.75%	10/15/29	2,500	2,450,000
Huntsman LLC, Gtd. Notes	B2	11.50%	07/15/12	660	744,150
IMC Global, Inc., Notes	B2	7.30%	01/15/28	225	207,000
Ineos Group Holdings, PLC., Sr. Sub. Notes (United Kingdom)(a)	B2	8.50%	02/15/16	3,000	2,865,000
Lyondell Chemical Co., Gtd. Notes	B1	8.00%	09/15/14	2,000	2,075,000
Mosaic Co., Sr. Notes, 144A	B1	7.375%	12/01/14	425	436,156
Nalco Co., Sr. Sub. Notes(a)	B3	8.875%	11/15/13	2,725	2,885,094
Nova Chemicals Corp., Sr. Notes (Canada)(a)	Ba3	6.50%	01/15/12	2,375	2,250,312
Rhodia SA, Sr. Sub. Notes(a)	B3	8.875%	06/01/11	1,472	1,552,960
Rockwood Specialties Group, Inc., Sub. Notes(a)	B3	7.50%	11/15/14	2,500	2,518,750
Terra Capital, Inc., Sec’d. Notes	B2	11.50%	06/01/10	650	698,750

					23,552,172

SEE NOTES TO FINANCIAL STATEMENTS.

B150

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Clothing & Apparel — 0.1%
Levi Strauss & Co., Sr. Notes	B3	8.875%	04/01/16	750	$787,500

Computer Hardware — 0.2%
SanDisk Corp., Sr. Notes	BB-(d)	1.00%	05/15/13	1,500	1,327,500

Computer Services & Software — 0.3%
Serena Software, Inc., Gtd. Notes	Caa1	10.375%	03/15/16	1,500	1,591,875

Construction — 0.1%
Ply Gem Industries, Inc., Sr. Sub. Notes(a)	Caa1	9.00%	02/15/12	875	748,125

Consulting Services — 0.2%
FTI Consulting, Inc., Sr. Unsec’d. Notes	Ba2	7.75%	10/01/16	900	933,750

Consumer Products — 1.1%
Elizabeth Arden, Inc., Gtd. Notes(a)	B1	7.75%	01/15/14	4,250	4,281,875
Playtex Products, Inc., Gtd. Notes(a)	Caa1	9.375%	06/01/11	2,250	2,345,625

					6,627,500

Consumer Products & Services — 0.3%
Avis Budget Car Rental, LLC, Sr. Notes	Ba3	7.625%	05/15/14	1,500	1,462,500

Diversified Capital Goods — 0.7%
Park-Ohio Industries, Inc., Gtd. Notes	B3	8.375%	11/15/14	2,000	1,865,000
Sensus Metering Systems, Inc., Gtd. Notes	B3	8.625%	12/15/13	2,000	2,000,000

					3,865,000

Electric – Generation — 1.0%
Mission Energy Holding Co., Sec’d. Notes	B2	13.50%	07/15/08	750	826,875
Reliant Energy, Inc., Sec’d. Notes(a)	B2	6.75%	12/15/14	3,500	3,421,250
Reliant Energy, Inc., Sec’d. Notes	B2	9.50%	07/15/13	1,400	1,501,500

					5,749,625

Electric – Integrated — 1.9%
Duke Energy Corp., Sr. Notes, Series B	A3	5.375%	01/01/09	2,500	2,494,910
Midwest Generation LLC, Sec’d. Notes	Ba2	8.75%	05/01/34	1,500	1,627,500
Nevada Power Co., General Refinance Mortgage	Ba1	5.875%	01/15/15	1,700	1,692,131
PPL Energy Supply LLC, Sr. Notes	Baa2	6.40%	11/01/11	500	517,631
PSEG Energy Holdings LLC, Sr. Notes	Ba3	8.50%	06/15/11	2,500	2,687,500
Virginia Electric & Power Co., Notes	Baa1	4.50%	12/15/10	2,400	2,325,430

					11,345,102

Electronic Components & Equipment — 0.4%
NXP BV, Sec’d. Notes, 144A	Ba2	7.875%	10/15/14	2,475	2,558,531

Electronics — 0.8%
Freescale SemiConductor, Inc., Sr. Notes	B1	8.875%	12/15/14	2,325	2,316,281
Millipore Corp., Sr. Notes	NR	3.75%	06/01/26	2,500	2,571,875

					4,888,156

Energy — 0.7%
Complete Production Services, Inc., Sr. Notes, 144A	B2	8.00%	12/15/16	1,150	1,178,750
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	2,000	2,010,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%	01/15/17	775	776,938

					3,965,688

SEE NOTES TO FINANCIAL STATEMENTS.

B151

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Energy – Exploration & Production — 2.3%
Chesapeake Energy Corp., Gtd. Notes(a)	Ba2	6.25%	01/15/18	2,000	$1,925,000
Chesapeake Energy Corp., Sr. Notes(a)	Ba2	7.00%	08/15/14	2,500	2,540,625
Houston Exploration Co., Sr. Sub. Notes	B2	7.00%	06/15/13	2,100	2,047,500
KCS Energy, Inc., Sr. Notes	B3	7.125%	04/01/12	2,000	1,945,000
Kerr-McGee Corp., Sec’d. Notes(a)	Baa2	6.95%	07/01/24	1,850	1,970,265
Mirant North America LLC, Gtd. Notes	B2	7.375%	12/31/13	1,750	1,776,250
Quicksilver Resources, Inc., Gtd. Notes	B1	7.125%	04/01/16	500	488,750
Range Resources Corp., Sr. Sub. Notes	B1	7.375%	07/15/13	1,025	1,050,625

					13,744,015

Energy Exploration — 0.5%
Pogo Producing Co., Sr. Sub. Notes	B1	6.625%	03/15/15	2,855	2,719,388

Entertainment & Leisure — 0.3%
Boyd Gaming Corp., Sr., Sub. Notes(a)	Ba3	7.125%	02/01/16	2,000	1,990,000

Environmental — 1.3%
Aleris International, Inc., Sr. Sub. Notes, 144A	Caa1	10.00%	12/15/16	1,400	1,410,500
Allied Waste North America, Sr. Notes(a)	B2	6.125%	02/15/14	3,000	2,850,000
Allied Waste North America, Sr. Notes	B2	7.875%	04/15/13	3,500	3,609,375

					7,869,875

Food — 0.2%
Supervalu, Inc., Sr. Notes(a)	B1	7.50%	11/15/14	1,100	1,146,972

Food & Drug Retailers — 0.9%
Ingles Markets, Inc., Gtd. Notes	B3	8.875%	12/01/11	1,000	1,042,500
Rite Aid Corp., Sec’d. Notes	B2	8.125%	05/01/10	2,500	2,553,125
Stater Brothers Holdings, Sr. Notes(a)	B1	8.125%	06/15/12	1,975	2,004,625

					5,600,250

Food – Wholesale — 0.5%
Dole Foods Co., Inc., Debs.	B3	8.75%	07/15/13	3,000	2,910,000

Forestry/Paper — 1.3%
Ainsworth Lumber Co. Ltd., Gtd. Notes (Canada)	B2	7.25%	10/01/12	675	531,562
Buckeye Technologies, Inc., Sr. Sub. Notes	Caa1	8.00%	10/15/10	2,500	2,500,000
Graphic Packaging International Corp., Sr. Sub. Notes(a)	B3	9.50%	08/15/13	1,375	1,450,625
JSG Funding PLC Sr. Sub. Notes(a)	Caa1	7.75%	04/01/15	2,500	2,400,000
Tembec Industries, Inc., Gtd. Notes (Canada)(a)	Ca	7.75%	03/15/12	1,700	994,500

					7,876,687

Gaming — 4.2%
Hard Rock Hotel, Inc., Notes	B2	8.875%	06/01/13	700	760,375
Isle of Capri Casinos, Inc., Gtd. Notes	B1	9.00%	03/15/12	1,250	1,306,250
Isle of Capri Casinos, Inc., Sr. Sub. Notes	B1	7.00%	03/01/14	5,000	4,975,000
Las Vegas Sands Corp., Gtd. Notes(a)	B2	6.375%	02/15/15	3,500	3,390,625
MGM Mirage, Inc., Sr. Notes	Ba2	6.75%	09/01/12	3,000	2,955,000
Park Place Entertainment Corp., Sr. Sub. Notes	Ba1	9.375%	02/15/07	1,000	1,002,500
Park Place Entertainment Corp., Sr. Unsec’d. Notes	Baa3	7.50%	09/01/09	350	363,187
River Rock Entertainment Authority, Sr. Notes	B2	9.75%	11/01/11	2,005	2,125,300
Scientific Games Corp., Gtd. Notes	Ba3	6.25%	12/15/12	1,525	1,490,687
Seneca Gaming Corp., Sr. Notes	Ba2	7.25%	05/01/12	1,500	1,526,250
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.50%	02/01/14	1,000	888,750
Turning Stone Resort Casino Enterprise, Sr. Notes	Ba3	9.125%	12/15/10	2,000	2,050,000
Turning Stone Resort Casino Enterprise, Sr. Notes	Ba3	9.125%	9/15/14	450	460,125
Wynn Las Vegas First Mortgage LLC, First Mortgage(a)	B1	6.625%	12/01/14	1,600	1,590,000

					24,884,049

SEE NOTES TO FINANCIAL STATEMENTS.

B152

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
	Rating	Interest		Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Gas Distribution — 3.5%
El Paso Corp., Sr. Notes(a)	B2	7.00%		05/15/11	8,000	$8,300,000
El Paso Corp., Sr. Notes(a)	B2	7.75%		01/15/32	1,750	1,916,250
Ferrellgas Escrow, Sr. Notes	Ba3	6.75%		05/01/14	3,500	3,403,750
Markwest Energy Partners LLC., Sr. Notes	B2	6.875%		11/01/14	2,000	1,930,000
Pacific Energy Partners LP, Gtd. Notes	Baa3	6.25%		09/15/15	500	488,820
Sonat, Inc., Notes	B2	7.625%		07/15/11	1,000	1,060,000
Williams Cos., Inc., Notes	Ba2	7.875%		09/01/21	2,750	2,949,375
Williams Partners LP, Bonds, 144A	Ba3	7.25%		02/01/17	925	943,500

						20,991,695

Health Services — 3.3%
Alliance Imaging, Inc., Sr. Sub. Notes(a)	B3	7.25%		12/15/12	2,500	2,375,000
AmeriPath, Inc., Gtd. Notes	B3	10.50%		04/01/13	2,500	2,706,250
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba3	6.125%		12/15/14	2,500	2,418,750
CDRV Investors, Inc., Zero Coupon (until 1/01/10), Sr. Disc. Notes	Caa1	9.625	%(v)	01/01/15	2,250	1,743,750
Hanger Orthopedic Group, Inc., Gtd. Notes	Caa2	10.25%		06/01/14	875	903,438
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.375%		01/15/15	4,000	3,390,000
Tenet Healthcare Corp., Sr. Notes(a)	Caa1	9.875%		07/01/14	2,000	2,035,000
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.875%		04/01/13	1,500	1,450,516
Vanguard Health Holdings II LLC, Sr. Sub. Notes(a)	Caa1	9.00%		10/01/14	2,500	2,531,250

						19,553,954

Healthcare Services — 0.6%
Psychiatric Solutions, Inc., Gtd. Notes	B3	7.75%		07/15/15	2,975	2,967,563
Select Medical Corp., Gtd. Notes	B2	7.625%		02/01/15	800	664,000

						3,631,563

Hotels — 1.1%
Felcor Lodging LP, Gtd. Notes	Ba3	8.50%		06/01/11	1,200	1,278,000
Host Marriott LP, Sr. Notes	Ba1	7.00%		08/15/12	5,000	5,075,000

						6,353,000

Household & Leisure Products — 0.2%
ACCO Brands Corp., Gtd. Notes(a)	B2	7.625%		08/15/15	1,300	1,277,250

Leisure — 0.9%
Gaylord Entertainment Co., Gtd. Notes	B3	6.75%		11/15/14	1,750	1,736,875
Gaylord Entertainment Co., Sr. Notes	B3	8.00%		11/15/13	3,500	3,631,250

						5,368,125

Machinery — 0.3%
Gardner Denver, Inc., Gtd. Notes	B1	8.00%		05/01/13	1,500	1,560,000

Media — 0.2%
LIN Television Corp., Sr. Sub. Notes, 144A	B1	6.50%		05/15/13	1,000	952,500

Media – Broadcasting — 0.6%
Allbritton Communications Co., Sr. Sub. Notes	B1	7.75%		12/15/12	2,500	2,525,000
Sinclair Broadcast Group, Inc., Gtd. Notes	Ba3	8.75%		12/15/11	1,000	1,043,750

						3,568,750

Media – Cable — 1.5%
DirecTV Holdings LLC, Gtd. Notes	Ba3	6.375%		06/15/15	3,200	3,068,000
Echostar DBS Corp., Gtd. Notes	BB-(d)	7.125%		02/01/16	2,200	2,200,000
Mediacom LLC Capital Corp., Sr. Notes(a)	B3	9.50%		01/15/13	3,500	3,605,000

						8,873,000

SEE NOTES TO FINANCIAL STATEMENTS.

B153

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Media – Services — 0.9%
Affinion Group, Inc., Gtd. Notes	Caa1	11.50%	10/15/15	825	$872,437
Interpublic Group of Cos., Inc., Unsec’d. Notes	Ba3	6.25%	11/15/14	640	595,200
Warner Music Group, Sr. Sub. Notes	B2	7.375%	04/15/14	4,000	3,960,000

					5,427,637

Metals/Mining Excluding Steel — 0.8%
Novelis, Inc., Sr. Notes (Canada)	B2	7.25%	02/15/15	1,750	1,693,125
Peabody Energy Corp., Sr. Notes(a)	Ba1	5.875%	04/15/16	3,250	3,168,750

					4,861,875

Non-Electric Utilities — 0.7%
SEMCO Energy, Inc., Sr. Notes	Ba2	7.125%	05/15/08	1,500	1,498,491
SEMCO Energy, Inc., Sr. Notes(a)	Ba2	7.75%	05/15/13	2,500	2,523,533

					4,022,024

Non-Food & Drug Retailers — 0.1%
Brookstone Co., Inc., Sec’d. Notes(a)	Caa1	12.00%	10/15/12	700	687,750

Oil & Gas — 1.3%
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	8.375%	05/01/16	2,750	2,887,500
Inergy LP, Gtd. Notes	B1	8.25%	03/01/16	2,000	2,100,000
Peabody Energy Corp., Gtd. Notes	Ba1	7.375%	11/01/16	500	532,500
Tesoro Corp., Gtd. Notes	Ba1	6.25%	11/01/12	2,000	1,990,000

					7,510,000

Oil Field Equipment & Services — 0.8%
Dresser-Rand Group, Inc., Gtd. Notes	B1	7.375%	11/01/14	1,601	1,613,008
Grant Prideco, Sr. Unsec’d. Notes	Ba1	6.125%	08/15/15	1,250	1,218,750
Hanover Compressor Co., Gtd. Notes	B2	8.625%	12/15/10	1,000	1,045,000
Pride International, Inc., Sr. Notes	Ba2	7.375%	07/15/14	1,000	1,032,500

					4,909,258

Packaging — 1.4%
Berry Plastics Holding Corp., Sec’d. Notes	B2	8.875%	09/15/14	1,725	1,750,875
Crown Cork & Seal Co., Inc., Debs.(a)	B2	7.375%	12/15/26	4,500	4,207,500
Owens Brockway Glass Containers, Inc., Gtd. Notes	Ba2	8.875%	02/15/09	2,198	2,247,455

					8,205,830

Paper — 0.4%
Abitibi-Consolidated, Inc., Notes (Canada)(a)	B2	8.55%	08/01/10	2,500	2,375,000

Paper & Forest Products — 1.6%
Bowater, Inc., Debs.(a)	B2	9.50%	10/15/12	2,000	2,070,000
Bowater, Inc., Notes(a)	B2	6.50%	06/15/13	1,700	1,551,250
Domtar, Inc., Notes	B2	7.875%	10/15/11	2,500	2,593,750
Norske Skog, Sr. Notes (Canada)	B2	7.375%	03/01/14	2,450	2,321,375
Rock-Tenn Co., Sr. Notes	Ba3	8.20%	08/15/11	975	1,028,625

					9,565,000

Pharmaceuticals — 0.6%
Angiotech Pharmaceutical, Inc., Sr. Sub. Notes	B2	7.75%	04/01/14	1,500	1,305,000
Warner Chilcott Corp., Gtd. Notes	Caa1	8.75%	02/01/15	1,951	1,999,775

					3,304,775

SEE NOTES TO FINANCIAL STATEMENTS.

B154

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Printing & Publishing — 0.9%
Clarke American Corp., Gtd. Notes	B3	11.75%	12/15/13	1,375	$1,471,250
R.H. Donnelley Corp., Sr. Notes	B3	6.875%	01/15/13	1,250	1,198,437
R.H. Donnelley Corp., Sr. Notes(a)	B3	8.875%	01/15/16	2,750	2,887,500

					5,557,187

Restaurants — 0.6%
Denny’s Corp. Holdings, Gtd. Notes	B3	10.00%	10/01/12	2,200	2,321,000
Landry’s Restaurants, Inc., Gtd. Notes(a)	B1	7.50%	12/15/14	1,500	1,466,250

					3,787,250

Retail & Merchandising — 0.3%
Linens’n Things, Inc., Gtd. Notes(a)(c)	B3	10.999%	01/15/14	750	731,250
Michaels Stores, Inc., Sr. Notes, 144A	B2	10.00%	11/01/14	650	673,563
Neiman Marcus Group, Inc., Gtd. Notes	B2	9.00%	10/15/15	500	545,625

					1,950,438

Software/Services — 0.7%
Sungard Data Systems, Inc., Gtd. Notes(a)	Caa1	9.125%	08/15/13	3,000	3,150,000
Sungard Data Systems, Inc., Gtd. Notes(a)	Caa1	10.25%	08/15/15	1,000	1,067,500

					4,217,500

Steel Producers/Products — 0.5%
AK Steel Corp., Gtd. Notes	B2	7.75%	06/15/12	750	755,625
Allegheny Ludlum Corp., Debs.	Ba2	6.95%	12/15/25	2,000	2,040,000

					2,795,625

Support – Services — 1.6%
Hertz Corp., Sr. Notes, 144A	B1	8.875%	01/01/14	1,600	1,676,000
Iron Mountain, Inc., Gtd. Notes	B3	6.625%	01/01/16	2,000	1,920,000
Rental Service Corp., Bonds, 144A	Caa1	9.50%	12/01/14	1,150	1,187,375
United Rentals North America, Inc., Sr. Sub. Notes(a)	B3	7.75%	11/15/13	3,000	3,011,250
Williams Scotsman, Inc., Gtd. Notes	B3	8.50%	10/01/15	1,500	1,565,625

					9,360,250

Telecom – Integrated/Services — 2.5%
Cincinnati Bell, Inc., Sr. Sub. Notes(a)	B2	8.375%	01/15/14	6,500	6,678,750
Qwest Capital Funding, Inc., Gtd. Notes(a)	B1	7.90%	08/15/10	3,000	3,123,750
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.25%	02/15/11	3,500	3,578,750
Syniverse Technologies, Inc., Sr. Sub Notes	B1	7.75%	08/15/13	1,750	1,745,625

					15,126,875

Telecom – Wireless — 1.4%
Dobson Communications Corp., Sr. Notes(a)	Caa2	8.875%	10/01/13	2,825	2,877,969
Nextel Partners, Inc., Gtd. Notes	BBB+(d)	8.125%	07/01/11	1,400	1,457,750
Rural Cellular Corp., Sr. Sub. Notes(a)	Caa2	9.75%	01/15/10	2,000	2,055,000
UbiquiTel Operating Co., Sr. Notes	BBB+(d)	9.875%	03/01/11	1,500	1,620,000

					8,010,719

Telecommunications — 1.2%
Centennial Communications Corp., Sr. Notes(a)	Caa1	10.00%	01/01/13	1,150	1,223,313
Hellas Telecommunications Luxembourg II, Sub. Notes(c)	Caa1	11.115%	01/15/15	1,275	1,279,781
Hughes Network Systems, Inc., Gtd. Notes	B1	9.50%	04/15/14	1,000	1,043,750
Nordic Telephone Co. Holdings., Sr. Notes, 144A	B2	8.875%	05/01/16	2,300	2,461,000
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Ba2	7.25%	12/15/12	875	927,500

					6,935,344

SEE NOTES TO FINANCIAL STATEMENTS.

B155

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Rating	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Textile & Apparel — 0.5%
Quiksilver, Inc., Gtd. Notes(a)	Ba3	6.875%	04/15/15	3,300	$3,242,250

Theaters & Entertainment — 0.4%
AMC Entertainment, Inc., Sr. Sub. Notes	B3	8.00%	03/01/14	1,500	1,488,750
Cinemark USA, Inc., Sr. Sub. Notes	B2	9.00%	02/01/13	1,050	1,113,000

					2,601,750

Transportation — 1.3%
Bristow Group, Inc., Gtd. Notes	Ba2	6.125%	06/15/13	3,475	3,283,875
CHC Helicopter Corp., Sr. Sub. Notes (Canada)	B1	7.375%	05/01/14	2,750	2,650,312
Hornbeck Offshore Services, Inc., Sr. Notes	Ba3	6.125%	12/01/14	1,680	1,602,300

					7,536,487

Utilities — 1.1%
Edison Mission Energy, Sr. Unsec’d. Notes(a)	B1	7.75%	06/15/16	4,000	4,240,000
Mirant Americas Generation LLC, Sr. Notes(a)	Caa1	9.125%	05/01/31	2,250	2,385,000

					6,625,000

Total Corporate Obligations
(cost $382,455,444)					384,499,996

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 8.2%
Federal Home Loan Mortgage Corp.		6.00%	04/01/33	2,703	2,722,536
Federal National Mortgage Assoc.		6.00%	05/01/33-03/01/36	26,779	26,963,536
Federal National Mortgage Assoc.		6.50%	05/01/35-06/01/36	18,331	18,677,337

Total U.S. Government Agency Mortgage-Backed Securities
(cost $48,386,193)					48,363,409

U.S. GOVERNMENT AGENCY OBLIGATION — 1.7%
Federal National Mortgage Assoc. (cost $10,082,673)		6.625%	10/15/07	10,000	10,103,910

U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Notes (cost $3,079,703)(a)		5.00%	02/15/11	3,000	3,037,500

				Shares

COMMON STOCKS — 0.6%
Beverages — 0.1%
Constellation Brands, Inc.*				26,233	761,282

Insurance — 0.4%
Chubb Corp.				42,012	2,222,855

Telecom – Integrated/Services — 0.1%
Avaya, Inc.*				60,000	838,800

Total Common Stocks
(cost $3,072,622)					3,822,937

SEE NOTES TO FINANCIAL STATEMENTS.

B156

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
	Shares	(Note 2)

PREFERRED STOCKS — 4.8%
Agency — 0.1%
Fannie Mae, 5.375%, CVT	6	$600,088

Automotive — 0.1%
Ford Motor Co. Capital Trust II, 6.50%, CVT	25,000	855,000

Banking — 0.5%
Marshall & Ilsley Corp., 6.50%, CVT	115,000	3,136,050

Electric – Generation — 0.8%
PNM Resources, Inc., 6.75%, CVT	85,000	4,491,400

Electronics — 0.5%
NRG Energy, 5.75%, CVT	10,000	2,700,000

Energy – Exploration & Production — 0.3%
Chesapeake Energy Corp., 4.50%, CVT	20,000	1,922,000

Financial Services — 0.4%
Morgan Stanley, 7.30%, CVT	32,000	569,600
Morgan Stanley, 9.50%, CVT	30,000	1,623,900

		2,193,500

Insurance — 0.6%
MetLife, Inc., 6.375%, CVT	120,000	3,669,600

Integrated Energy — 0.6%
Williams Cos., Inc., 5.50%, CVT	30,000	3,682,500

Oil & Gas — 0.4%
El Paso Corp., 4.99%, CVT	2,005	2,661,637

Pharmaceuticals — 0.5%
Schering Plough Corp., 6.00%, CVT(a)	50,000	2,844,500

Total Preferred Stocks
(cost $26,602,701)		28,756,275

Total Long-Term Investments
(cost $558,059,892)		570,786,822

SHORT-TERM INVESTMENT — 19.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $115,207,084; includes $109,866,117 of cash collateral for securities on loan) (b)(w) (Note 4)	115,207,084	115,207,084

Total Investments — 115.4%
(cost $673,266,976; Note 6)		685,993,906

Liabilities in Excess of Other Assets — (15.4)%		(91,306,806)

NET ASSETS — 100.0%		$594,687,100

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
NR	Not Rated by Moody’s or Standard & Poor’s
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $106,724,407; cash collateral of $109,866,117 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Standard & Poor’s rating.
(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B157

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Affiliated Money Market Mutual Fund (including 18.5% of collateral received for securities on loan)	19.4%
Convertible Bonds	15.5
U.S. Government Agency Mortgage-Backed Securities	8.2
Gaming	4.2
Chemicals	4.0
Gas Distribution	3.5
Health Services	3.3
Telecom – Integrated/Services	2.6
Energy – Exploration & Production	2.6
Auto Loans	2.2
Paper & Forest Products	2.0
Electric – Integrated	1.9
Electric – Generation	1.8
Oil & Gas	1.7
U.S. Government Agency Obligations	1.7
Support-Services	1.6
Media – Cable	1.5
Packaging	1.4
Telecom – Wireless	1.4
Forestry/Paper	1.3
Environmental	1.3
Electronics	1.3
Transportation	1.3
Telecommunications	1.2
Cable Television	1.1
Consumer Products	1.1
Utilities	1.1
Aerospace/Defense	1.1
Hotels	1.1
Pharmaceuticals	1.1
Insurance	1.0
Food & Drug Retailers	0.9
Printing & Publishing	0.9
Media – Services	0.9
Leisure	0.9
Automobile Manufacturers	0.8
Oil Field Equipment & Services	0.8
Metals/Mining Excluding Steel	0.8
Software/Services	0.7
Building & Construction	0.7
Non-Electric Utilities	0.7
Energy	0.7
Diversified Capital Goods	0.7
Restaurants	0.6
Integrated Energy	0.6
Healthcare Services	0.6
Automotive Parts & Equipment	0.6
Media – Broadcasting	0.6
Textile & Apparel	0.5
Banking	0.5
U.S. Treasury Obligations	0.5
Food – Wholesale	0.5
Steel Producers/Products	0.5
Energy Exploration	0.5
Theaters & Entertainment	0.4
Electronic Components & Equipment	0.4
Apparel & Textile	0.4
Financial Services	0.4
Building Materials	0.3
Entertainment & Leisure	0.3
Retail & Merchandising	0.3
Computer Services & Software	0.3
Machinery	0.3
Consumer Products & Services	0.3
Automotive	0.2
Computer Hardware	0.2
Household & Leisure Products	0.2
Food	0.2
Automotive Parts	0.2
Media	0.2
Consulting Services	0.2
Clothing & Apparel	0.1
Beverages	0.1
Construction	0.1
Non-Food & Drug Retailers	0.1
Agencies	0.1
Apparel	0.1

115.4
Liabilities in Excess of Other Assets	(15.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B158

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 101.6%	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
ASSET-BACKED SECURITIES — 11.7%	(Unaudited)	Rate	Date	(000)#	(Note 2)

ACE Securities Corp., Series 2006-ASP5, Class A2A(c)	Aaa	5.40%	10/25/36	4,867	$4,867,098
ACE Securities Corp., Series 2006-HE4, Class A2A(c)	Aaa	5.38%	10/25/36	7,879	7,878,103
ACE Securities Corp., Series 2006-NC3, Class A2A(c)	Aaa	5.37%	12/25/36	2,870	2,872,264
Argent Securities, Inc., Series 2006-M2, Class A2A(c)	Aaa	5.37%	09/25/36	2,898	2,898,329
Asset Backed Securities, Corp. Home Equity Loan Trust, Series 2004-HE6, Class A1(c)	Aaa	5.625%	09/25/34	4,052	4,049,554
Bear Stearns Asset Backed Securities Inc., Series 2006-AQ1, Class 2A1(c)	Aaa	5.40%	12/25/36	3,213	3,212,747
Chase Credit Card Master Trust, Series 2002-1, Class A(c)	Aaa	5.42%	06/15/09	20,600	20,603,214
Chase Credit Card Master Trust, Series 2003-6, Class A(c)	Aaa	5.43%	02/15/11	9,300	9,321,616
Chase Manhattan Auto Owner Trust, Series 2006-B, Class A2	Aaa	5.28%	10/15/09	13,200	13,200,965
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A1(c)	Aaa	5.40%	11/25/36	3,934	3,936,243
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A1(c)	Aaa	5.39%	08/25/36	5,063	5,063,106
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV1(c)	Aaa	5.40%	07/25/46	10,098	10,102,912
Countrywide Asset-Backed Certificates, Series 2006-15, Class A1(c)	Aaa	5.46%	10/25/46	6,833	6,833,844
Countrywide Asset-Backed Certificates, Series 2006-16, Class 2A1(c)	Aaa	5.37%	10/25/36	3,038	3,036,803
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A1(c)	Aaa	5.37%	12/25/36	4,579	4,579,007
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A1(c)	Aaa	5.40%	12/25/36	35,731	35,719,975
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1(c)	Aaa	5.42%	01/25/46	6,600	6,606,202
Countrywide Asset-Backed Certificates, Series 2006-26, Class 2A1(c)	Aaa	5.43%	06/25/37	5,600	5,603,507
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A1(c)	Aaa	5.41%	11/25/36	6,181	6,180,699
DaimlerChrysler Auto Trust, Series 2006-D, Class A1, 144A	AAA(d)	5.329%	12/08/07	4,500	4,501,456
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A(c)	Aaa	5.72%	05/25/40	5,710	5,724,515
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF12, Class A2A(c)	Aaa	5.44%	11/25/36	1,564	1,565,444
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3(c)	Aaa	5.37%	11/25/36	9,327	9,335,183
Fremont Home Loan Trust, Series 2006-3, Class 2A1(c)	Aaa	5.39%	02/27/37	5,251	5,250,363
Fremont Home Loan Trust, Series 2006-A, Class 2A1(c)	Aaa	5.40%	05/25/36	4,718	4,716,834
Fremont Home Loan Trust, Series 2006-E, Class 2A1(c)	Aaa	5.41%	01/25/37	5,300	5,296,687
GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2A(c)	Aaa	5.36%	08/25/36	2,733	2,733,097
Household Home Equity Loan Trust, Series 2006-4, Class A1V(c)	Aaa	5.42%	03/20/36	7,800	7,809,776
HSI Asset Securitization Corp., Series 2006-HE2, Class 2A1(c)	Aaa	5.383%	12/25/36	3,944	3,936,743
Indymac Residential Asset Backed Trust, Series 2006-E, Class 2A1(c)	Aaa	5.41%	04/25/37	5,100	5,090,437
JP Morgan Mortgage Acquisition Corp., Series 2006-CH2, Class AV2(c)	Aaa	5.40%	10/25/36	29,767	29,767,613
JP Morgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A2(c)	Aaa	5.37%	08/25/36	3,309	3,309,130
Lehman XS Trust, Series 2006-9, Class A1A(c)	Aaa	5.42%	05/25/46	3,508	3,507,720
Lehman XS Trust, Series 2006-16N, Class A1A(c)	Aaa	5.43%	11/25/46	9,500	9,499,847
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1(c)	Aaa	5.63%	10/25/34	1,283	1,283,744
Master Asset Backed Securities Trust, Series 2006-HE5, Class A1(c)	Aaa	5.41%	11/25/36	7,400	7,409,275

SEE NOTES TO FINANCIAL STATEMENTS.
B159

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
ASSET-BACKED SECURITIES (Continued)	(Unaudited)	Rate	Date		(000)#	(Note 2)

Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2A(c)	Aaa	5.42%	08/25/36		32,100	$32,130,164
Morgan Stanley ABS Capital I, Series 2006-HE8, Class A2A(c)	Aaa	5.37%	10/25/36		3,281	3,280,872
Morgan Stanley ABS Captial I, Series 2006-NC5, Class A2A(c)	Aaa	5.36%	10/25/36		3,453	3,451,523
Nelnet Student Loan Trust, Series 2006-3, Class A1(c)	Aaa	5.34%	09/25/12		5,100	5,100,000
Newcastle Mortgage Securities Trust, Series 2006-1, Class A1(c)	Aaa	5.42%	03/25/36		6,658	6,659,376
Nissan Auto Lease Trust, Series 2006-A, Class A1	P-1	5.347%	12/14/07		2,917	2,919,737
Park Place Securities, Inc., Series 2004-MCW1, Class A1(c)	Aaa	5.662%	10/25/34		18,418	18,429,459
Residential Asset Mortgage Products, Inc., Series 2006-RZ4, Class A1A(c)	Aaa	5.40%	10/25/36		7,376	7,375,820
Residential Asset Securites Corp., Series 2006-KS6, Class A1(c)	Aaa	5.36%	08/25/36		3,722	3,722,495
Residential Asset Securities Corp., Series 2006-KS9, Class AI1(c)	Aaa	5.42%	11/25/36		7,672	7,672,573
Saxon Asset Securities Trust, Series 2006-3, Class A1(c)	Aaa	5.38%	11/25/36		3,911	3,910,644
SLM Student Loan Trust, Series 2006-3, Class A2(c)	Aaa	5.377%	01/25/16		6,623	6,624,570
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1(c)	Aaa	5.37%	09/01/36		6,147	6,147,216
Structured Asset Securities Corp., Series 2005-WF3, Class A1(c)	AAA(d)	5.45%	07/25/35		2,328	2,328,381
Structured Asset Securities Corp., Series 2006-BC3, Class A2(c)	Aaa	5.37%	11/25/36		8,443	8,440,204
Wells Fargo Home Equity Trust, Series 2006-3, Class A1(c)	Aaa	5.40%	01/25/37		5,200	5,207,333

Total Asset-Backed Securities
(cost $390,433,136)						390,704,419

BANK LOANS
JSG Packaging Term C, (Ireland)		6.24%	11/29/14	EUR	396	529,196
JSG Packaging Term C, (Ireland)		6.34%	01/12/14	EUR	211	281,915
JSG Packaging Term C, (Ireland)		6.40%	01/12/14	EUR	122	163,559
JSG Packaging Term C, (Ireland)		6.46%	01/12/14	EUR	163	217,478
JSG Packaging Term C, (Ireland)		6.49%	01/12/14	EUR	108	144,985

Total Bank Loans
(cost $1,211,886)						1,337,133

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.5%
ABN AMRO Mortgage Corp., Series 2003-13, Class A3	Aaa	5.50%	01/25/34		3,123	3,031,141
American Home Mortgage Investment Trust, Series 2004-4, Class 4A(c)	Aaa	4.39%	02/25/45		2,523	2,479,954
Banc of America Funding Corp., Series 2005-D, Class A1	AAA(d)	4.114%	05/25/35		3,495	3,413,500
Banc of America Mortgage Securities, Inc., Series 2004-1, Class 5A1	AAA(d)	6.50%	09/25/33		617	622,666
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class A-1	Aaa	5.63%	02/25/33		595	593,605
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class-1A2	Aaa	5.33%	01/25/33		898	894,427

SEE NOTES TO FINANCIAL STATEMENTS.
B160

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Bear Stearns Alt-A Trust, Series 2005-4, Class 3A1	Aaa	5.392%	05/25/35	5,333	$5,314,165
Bear Stearns Alt-A Trust, Series 2006-7, Class 1A1(c)	Aaa	5.51%	02/25/36	7,900	7,904,947
Commercial Mortgage Pass-Through Certificate, Series 1999-1, Class A2	Aaa	6.455%	09/15/08	6,227	6,304,646
Countrywide Alternative Loan Trust, Series 2006-OA20, Class A1	Aaa	5.50%	01/25/46	5,400	5,409,310
Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1(c)	Aaa	5.50%	02/20/47	5,897	5,917,420
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB9, Class 3A2A(c)	Aaa	5.25%	02/20/36	1,361	1,349,320
Fannie Mae, Series 1993-70, Class Z	Aaa	6.90%	05/25/23	124	127,947
Fannie Mae, Series 2002-56, Class MC	Aaa	5.50%	09/25/17	289	289,552
Fannie Mae, Series 2003-25, Class KP	Aaa	5.00%	04/25/33	9,670	9,401,427
Fannie Mae, Series 2003-33, Class PU	Aaa	4.50%	05/25/33	316	304,438
Fannie Mae, Series 2003-122, Class TU	Aaa	4.00%	05/25/16	670	659,930
Fannie Mae, Series 2006-118, Class 1A	Aaa	5.38%	12/25/36	3,874	3,883,391
Fannie Mae Whole Loan, Series 2003-W1, Class 1A1	Aaa	6.50%	12/25/42	1,282	1,304,308
Fannie Mae Whole Loan, Series 2004-W2, Class 2A2	Aaa	7.00%	02/25/44	426	440,972
Fannie Mae Whole Loan, Series 2004-W2, Class 5A	Aaa	7.50%	03/25/44	419	437,793
FHLMC Structured Pass Through Securities, Series T-63, Class 1A1(c)	Aaa	5.96%	02/25/45	701	699,308
Freddie Mac, Series 2064, Class ZA	Aaa	6.50%	05/15/28	2,999	3,092,193
Freddie Mac, Series 2145, Class MZ	Aaa	6.50%	04/15/29	8,231	8,407,921
Freddie Mac, Series 2378, Class PE	Aaa	5.50%	11/15/16	621	622,760
Freddie Mac, Series 2662, Class DG	Aaa	5.00%	10/15/22	1,300	1,254,611
Freddie Mac, Series 2694, Class QH	Aaa	4.50%	03/15/32	1,265	1,193,552
Freddie Mac, Series 2721, Class PE	Aaa	5.00%	01/15/23	525	503,980
Freddie Mac, Series 2724, Class PT	Aaa	3.75%	05/15/16	543	535,348
Freddie Mac, Series 2728, Class TC	Aaa	4.00%	02/15/23	1,060	1,043,454
Freddie Mac, Series 2734, Class PG	Aaa	5.00%	07/15/32	909	878,170
Freddie Mac, Series 2737, Class XG	Aaa	4.00%	11/15/22	530	522,577
Freddie Mac, Series 2737, Class YD	Aaa	5.00%	08/15/32	600	580,000
Freddie Mac, Series 2750, Class NB	Aaa	4.00%	12/15/22	1,426	1,404,997
Freddie Mac, Series 2759, Class AU	Aaa	3.50%	05/15/19	240	237,925
Freddie Mac, Series 2764, Class LZ	Aaa	4.50%	03/15/34	9,731	7,693,039
Freddie Mac, Series 2786, Class PA	Aaa	3.50%	10/15/10	95	94,340
Freddie Mac, Series 3149, Class LF(c)	Aaa	5.65%	05/15/36	4,200	4,199,955
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A(c)	Aaa	5.43%	10/25/46	7,351	7,353,076
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A(c)	Aaa	5.43%	01/25/47	7,100	7,099,447
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	Aaa	3.394%	06/01/34	8,758	8,731,441
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A(c)	Aaa	5.54%	05/19/35	1,706	1,710,268
Harborview Mortgage Loan Trust, Series 2006-122, Class A1A1(c)	Aaa	5.41%	12/19/36	14,377	14,402,115
Indymac ARM Trust, Series 2001-H2, Class A2(c)	Aaa	6.71%	01/25/32	56	55,494
Indymac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A1A(c)	Aaa	5.44%	11/25/46	5,230	5,249,169
Prime Mortgage Trust, Series 2004, Class 1A2(c)	AAA(d)	5.72%	02/25/34	1,305	1,308,512
Prime Mortgage Trust, Series 2004, Class 2A2(c)	AAA(d)	5.75%	02/25/19	303	303,759
Residential Accredit Loans, Inc., Series 2005-Q01, Class A1(c)	Aaa	5.65%	08/25/35	9,359	9,369,305
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z	AAA(d)	9.95%	08/01/17	107	108,036
Structured Asset Securities Corp., Series 2002-1A, Class 4A(c)	Aaa	6.101%	02/25/32	137	137,024
Structured Asset Securities Corp., Series 2006-9, Class 1A1	AAA(d)	5.334%	10/25/35	7,761	7,750,136
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1(c)	Aaa	5.44%	08/25/36	13,195	13,170,746
SEE NOTES TO FINANCIAL STATEMENTS.
B161

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Thornburg Mortgage Securities Trust, Series 2006-6, Class A1(c)	Aaa	5.43%	11/25/11	6,346	$6,339,920
Washington Mutual, Inc., Series 2002-AR11, Class A1(c)	Aaa	5.108%	10/25/32	939	933,494
Washington Mutual, Inc., Series 2004-CB1, Class 4A	Aaa	6.00%	06/25/34	489	488,874
Washington Mutual, Inc., Series 2005-AR13, Class A1(c)	Aaa	5.64%	11/25/35	1,409	1,411,061
Wells Fargo Mortgage Backed Securities, Series 2003-17, Class 1A12	AAA(d)	5.25%	01/25/34	37,679	33,057,152
Wells Fargo Mortgage Backed Securities, Series 2006-AR2, Class 2A1	AAA(d)	4.95%	03/25/36	5,918	5,848,058

Total Collateralized Mortgage Obligations
(cost $221,477,503)					217,876,076

CORPORATE OBLIGATIONS — 21.9%
Airlines
United AirLines, Inc., Pass-Thru Cert., Series 91A2, 144A(g)(i)	NR	10.02%	03/22/14	856	425,626
United AirLines, Inc., Equipment Trust, Series 91C, 144A(g)(i)	NR	10.36%	11/13/12	3,958	385,859
United AirLines, Inc., Equipment Trust, Series 91E, 144A(g)(i)	NR	10.36%	11/27/12	336	21,863

					833,348

Automobile Manufacturers — 0.3%
DaimlerChrysler NA Holding Corp., Co. Gtd. Notes(c)	Baa1	5.79%	03/13/09	4,500	4,504,302
DaimlerChrysler NA Holding Corp., Notes(c)	Baa1	5.82%	08/03/09	5,100	5,108,252

					9,612,554

Banking
Export Import Bank China, Notes, 144A (China)	A2	4.875%	07/21/15	600	579,127

Beverages — 0.2%
Diageo Capital Co. PLC, Gtd. Notes (United Kingdom)(c)	A3	5.474%	11/10/08	8,100	8,103,726

Conglomerates — 0.1%
Altria Group, Inc., Debs.	Baa1	7.75%	01/15/27	1,700	2,061,911

Diversified Financial Services — 0.9%
Morgan Stanley, Notes(c)	Aa3	5.499%	02/15/07	28,500	28,505,073

Financial – Bank & Trust — 6.0%
ANZ National Internaltional Ltd., Notes, 144A(c)	Aa3	5.415%	08/07/09	12,200	12,188,715
Bank of America Corp., Sr. Unsec’d. Notes(c)	Aa2	5.378%	11/06/09	3,700	3,699,822
Bank of America Corp., Notes(c)	Aa2	5.451%	09/18/09	6,000	6,008,478
Bank of America NA, Sr. Notes(c)	Aa1	5.36%	12/18/08	2,500	2,498,707
Bank of America NA, Sr. Notes(c)	Aa1	5.377%	07/25/08	11,500	11,504,841
Bank of America NA, Sub. Notes	Aa2	6.00%	10/15/36	2,200	2,265,045
Bank of Ireland, Sr. Unsec’d. Notes(c)	Aa3	5.415%	12/18/09	15,900	15,866,356
China Development Bank, Notes (China)	A2	5.00%	10/15/15	600	583,838
DNB Nor Bank ASA, Sr. Notes (Norway)(c)	Aa3	5.43%	10/13/09	5,400	5,398,078
FleetBoston Financial Corp., Sub. Notes	Aa3	7.375%	12/01/09	20,000	21,111,780
HBOS PLC, Sub. Notes, 144A (United Kingdom)	A1	5.92%	09/29/49	700	686,668
HBOS Treasury Services PLC, Sr. Notes, 144A (United Kingdom)(c)	Aa2	5.414%	07/17/09	8,400	8,405,116
HSBC Bank USA, Sr. Notes(c)	Aa2	5.493%	06/10/09	3,300	3,310,633
HSBC Finance Corp., Notes(c)	Aa3	5.506%	12/05/08	4,800	4,813,565
HSBC Finance Corp., Sr. Notes(c)	Aa3	5.42%	10/21/09	4,200	4,200,542
HSBC Finance Corp., Sr. Unsec’d. Notes(c)	Aa3	5.49%	09/15/08	16,200	16,241,261
HSBC Holdings PLC, Sub. Notes (United Kingdom)	Aa3	6.50%	05/02/36	5,100	5,486,427
RBS Capital Trust I, Gtd. Notes	A1	4.709%	12/29/49	3,200	3,041,946
Resona Bank Ltd., Notes, 144A (Japan)	Baa1	5.85%	09/29/49	900	878,811

SEE NOTES TO FINANCIAL STATEMENTS.
B162

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Financial – Bank & Trust—(cont’d.)
(Royal Bank of Scotland PLC, Notes, 144A United Kingdom)(c)	Aa1	5.41%	07/21/08	4,000	$4,002,452
Royal Bank of Scotland, Sub. Notes (United Kingdom)(c)	Aa2	5.77%	07/06/12	21,300	21,318,446
Santander US Debt SA Unipersonal, Gtd. Notes, 144A (Spain)(c),	Aa3	5.375%	09/21/07	4,000	4,003,252
Santander US Debt SA Unipersonal, Gtd. Notes, 144A (Spain)(c)	Aa3	5.43%	11/20/09	10,200	10,198,929
VTB Capital SA, Sr. Notes, 144A (Luxembourg)(c)	A2	5.976%	08/01/08	5,500	5,502,750
Wells Fargo & Co., Notes(c)	Aa1	5.46%	09/15/09	23,400	23,439,733
Westpac Banking Corp., Notes(c)	Aa3	5.28%	06/06/08	3,800	3,800,996

					200,457,187

Financial Services — 9.7%
American Express Credit Corp., Notes(c)	Aa3	5.38%	11/09/09	9,100	9,098,935
American Express Credit Corp., Sr. Notes(c)	Aa3	5.39%	03/02/09	6,000	6,002,820
American General Finance Corp., Notes(c)	A1	5.489%	03/23/07	1,100	1,100,255
Atlantic & Western Re Ltd., Sec’d. Notes, 144A(c)	NR	11.36%	01/09/07	400	399,720
Bear Stearns & Co., Inc., Notes(c)	A1	5.457%	03/30/09	5,600	5,605,852
Bear Stearns & Co., Inc., Sr. Unsec’d. Notes(c)	A1	5.465%	08/21/09	11,400	11,410,568
Caterpillar Financial Services Corp., Notes(c)	A2	5.41%	10/09/09	22,100	22,106,741
CCCA LLC, Notes, Series 2000, 144A	AAA(d)	7.80%	10/15/08	551	578,190
CIT Group Holdings, Inc., Sr. Notes(c)	A2	5.526%	01/30/09	5,200	5,212,241
CIT Group, Inc., Sr. Notes(c)	A2	5.493%	08/17/09	5,500	5,504,862
CIT Group, Inc., Sr. Notes(c)	A2	5.515%	12/19/08	5,100	5,111,628
CIT Group, Inc., Sr. Notes(c)	A2	5.524%	08/15/08	6,000	6,012,384
CIT Group, Inc., Sr. Notes(c)	A2	5.656%	07/28/11	5,900	5,905,304
Citigroup Funding, Inc., Gtd. Notes(c)	Aa1	5.34%	12/08/08	2,100	2,099,370
Citigroup Global Markets Holdings, Inc., Notes(c)	Aa1	5.461%	03/17/09	5,100	5,104,570
Citigroup, Inc., Notes(c)	Aa1	5.395%	12/28/09	2,500	2,499,330
Citigroup, Inc., Notes(c)	Aa1	5.406%	12/26/08	9,000	9,005,103
Citigroup, Inc., Notes(c)	Aa1	5.493%	06/09/09	10,459	10,486,371
Citigroup, Inc., Sub. Notes	Aa2	6.125%	08/25/36	11,000	11,454,278
Citigroup, Inc., Unsec’d. Notes(c)	Aa1	5.416%	01/30/09	4,200	4,201,386
Ford Motor Credit Co., Notes	B1	7.875%	06/15/10	160	161,329
General Electric Capital Corp., Notes(c)	Aaa	5.42%	01/03/08-10/06/10	17,500	17,481,684
General Electric Capital Corp., Notes(c)	Aaa	5.43%	01/20/10	7,400	7,409,901
General Electric Capital Corp., Sr. Unsec’d. Notes(c)	Aaa	5.40%	01/05/09	10,000	10,005,540
General Electric Capital Corp., Sr. Unsec’d. Notes(c)	Aaa	5.41%	10/26/09	9,200	9,196,430
General Motors Acceptance Corp., Notes	Ba1	4.375%	12/10/07	380	374,712
GMAC LLC, Sr. Unsec’d. Notes	Ba1	6.00%	12/15/11	1,000	995,650
Goldman Sachs Group, Inc., Bonds(c)	Aa3	5.405%	12/23/08	2,300	2,300,721
Goldman Sachs Group, Inc., Notes(c)	Aa3	5.455%	12/22/08	13,300	13,315,268
Goldman Sachs Group, Inc., Notes(c)	Aa3	5.464%	11/10/08	5,700	5,708,550
Goldman Sachs Group, Inc., Notes(c)	Aa3	5.476%	07/29/08	2,500	2,504,105
Goldman Sachs Group, Inc., Notes(c)	Aa3	5.69%	07/23/09	4,640	4,669,719
Goldman Sachs Group, Inc., Sr. Notes(c)	Aa3	5.456%	11/16/09	3,900	3,900,936
John Deere Capital Corp., Notes(c)	A3	5.41%	07/15/08	5,300	5,302,168
JPMorgan Chase Capital, Jr. Sub. Notes	A2	6.55%	09/29/36	1,000	1,032,607
Lehman Brothers Holdings, Inc., Bonds(c)	A1	5.45%	04/03/09	2,300	2,302,376
Lehman Brothers Holdings, Inc., Notes(c)	A1	5.415%	12/23/08	2,300	2,299,653
Lehman Brothers Holdings, Inc., Notes(c)	A1	5.624%	11/10/09	3,500	3,514,742
Lehman Brothers Holdings, Inc., Sr. Notes(c)	A1	5.40%	11/24/08	16,490	16,492,490
Lehman Brothers Holdings, Inc., Sr. Notes(c)	A1	5.475%	11/16/09	3,800	3,799,905
Lehman Brothers Holdings, Inc., Sr. Notes(c)	A1	5.58%	07/18/11	3,900	3,906,739
Merrill Lynch & Co., Notes(c)	Aa3	5.40%	10/23/08	6,900	6,901,042
Merrill Lynch & Co., Notes(c)	Aa3	5.464%	08/14/09	5,100	5,101,958
Merrill Lynch & Co., Notes(c)	Aa3	5.577%	07/25/11	6,900	6,911,834
Merrill Lynch & Co., Sr. Unsec’d. Notes(c)	Aa3	5.466%	01/30/09	7,100	7,107,391
Merrill Lynch & Co., Sr. Unsec’d. Notes(c)	Aa3	5.449%	12/04/09	4,900	4,899,285
Morgan Stanley, Sr. Notes(c)	Aa3	5.36%	11/21/08	4,600	4,599,816

SEE NOTES TO FINANCIAL STATEMENTS.
B163

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Financial Services—(cont’d.)
MUFG Capital Finance 1 Ltd., Gtd. Notes (Cayman Islands)	Baa2	6.346%	07/29/49	900	$913,399
National Australia Bank, Sr. Unsec’d. Notes, 144A(c)	Aa3	5.393%	09/11/09	5,600	5,601,299
Phoenix Quake Ltd., Notes, 144A(c)	Baa3	7.81%	07/03/08	1,200	1,207,860
Phoenix Quake Wind Ltd., Notes, 144A(c)	B3	8.86%	07/03/08	550	505,082
Phoenix Quake Wind Ltd., Notes, 144A(c)	Baa3	7.81%	07/03/08	1,200	1,205,172
SLM Corp., Notes(c)	A2	5.517%	07/27/09	22,000	22,038,478
SMFG Preferred Capital USD 1 Ltd., Bonds, 144A	Baa2	6.078%	12/25/49	4,600	4,567,335
UBS Preferred Funding Trust V, Sub. Notes	A1	6.243%	05/29/49	8,100	8,387,445
UFJ Finance Aruba AEC, Gtd. Notes	A2	6.75%	07/15/13	400	426,868

					325,949,397

Insurance — 0.2%
American International Group, Inc., Sr. Notes(c)	Aa2	5.05%	10/01/15	800	777,900
American International Group, Inc., Sr. Notes, 144A(c)	Aa2	5.37%	06/16/09	4,400	4,431,719

					5,209,619

Machinery & Equipment — 0.2%
Siemens Fnancieringsmat, Notes, 144A(c)	Aa3	5.424%	08/14/09	7,400	7,400,163

Media — 0.4%
Comcast Corp., Gtd. Notes	Baa2	6.45%	03/15/37	1,600	1,600,864
Time Warner, Inc., Gtd. Notes	Baa2	5.50%	11/15/11	11,300	11,271,083

					12,871,947

Metals & Mining — 0.1%
Codelco, Inc., Unsec’d. Notes, 144A	Aa3	6.15%	10/24/36	700	716,881
Vale Overseas Ltd., Gtd. Notes	Baa3	6.25%	01/23/17	1,200	1,205,455
Vale Overseas Ltd., Gtd. Notes	Baa3	6.875%	11/21/36	1,200	1,230,775

					3,153,111

Oil & Gas — 0.9%
El Paso Corp., Sr. Notes	B2	7.75%	01/15/32	11,800	12,921,000
Gaz Capital SA, Notes(c)	A3	6.212%	11/22/16	1,100	1,107,700
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	5.75%	12/15/15	1,500	1,489,500
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.00%	11/15/11	2,700	2,970,000
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.50%	02/15/08	490	504,700
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	02/01/22	2,300	2,842,800
Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands)(c)	Baa1	5.265%	06/15/11	623	605,591
Ras Laffan Liquefied Natural Gas Co. Ltd. II, Bonds, 144A(c)	Aa3	5.298%	09/30/20	1,600	1,532,928
Transocean, Inc. Notes(c)	Baa1	5.566%	09/05/08	5,200	5,203,135

					29,177,354

Real Estate — 0.4%
Westfield Group, Sr. Notes, 144A	A2	5.70%	10/01/16	12,330	12,376,312

Retail & Merchandising — 0.8%
Home Depot, Inc., Sr. Notes	Aa3	5.25%	12/16/13	800	794,050
Wal-Mart Stores, Inc., Notes	Aa2	4.50%	07/01/15	20,000	18,844,960
Wal-Mart Stores, Inc., Notes(c)	Aa2	5.265%	06/16/08	5,600	5,598,281

					25,237,291

Telecommunications — 1.6%
AT&T, Inc., Notes, 144A	A2	4.214%	06/05/21	6,800	6,762,940
AT&T, Inc., Notes(c)	A2	5.584%	11/14/08	3,400	3,409,904
BellSouth Corp., Sr. Unsec’d. Notes(c)	A2	5.474%	08/15/08	8,400	8,404,889
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)(c)	A3	5.546%	03/23/09	9,900	9,915,296
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.25%	02/15/11	153	156,251

SEE NOTES TO FINANCIAL STATEMENTS.
B164

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s					Principal
	Ratings	Interest		Maturity		Amount	Value
CORPORATE OBLIGATIONS (Continued)	(Unaudited)	Rate		Date		(000)#	(Note 2)

Telecommunications—(cont’d.)
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.50%		02/15/14		500	$515,000
Qwest Corp., Debs.	Ba2	7.20%		11/10/26		8,950	9,017,125
Sprint Nextel Corp., Unsec’d. Notes	Baa3	6.00%		12/01/16		1,100	1,072,090
Telecom Italia Capital SA, Gtd. Notes (Luxembourg)(c)	Baa2	5.97%		07/18/11		6,900	6,889,712
Telefonica Emisiones SAU, Gtd. Notes (Spain)(c)	Baa1	5.665%		06/19/09		6,700	6,708,154
Verizon Global Funding Corp., Notes	A3	7.25%		12/01/10		900	959,360

							53,810,721

Transportation — 0.1%
Fedex Corp., Gtd. Notes(c)	Baa2	5.455%		08/08/07		5,100	5,106,304

Utilities
Centerior Energy Corp., Notes	Aaa	7.13%		07/01/07		1,570	1,582,346

Total Corporate Obligations
(cost $733,761,910)							732,027,491

FOREIGN GOVERNMENT BONDS — 4.3%
Bundesobligation (Germany)	Aaa	4.00%		02/16/07	EUR	98,280	129,775,526
Province of Quebec (Canada)	Aa2	5.00%		12/01/38	CAD	6,500	5,851,198
Republic of Panama (Panama)	Ba1	6.70%		01/26/36		5,755	5,985,200
Republic of Panama (Panama)	Ba1	8.875%		09/30/27		400	508,000
Republic of Peru (Peru)	Ba3	9.125%		01/15/08		2,600	2,698,800
Republic of South Africa (South Africa)	Baa1	9.125%		05/19/09		800	864,000
United Mexican States (Mexico)	Baa1	9.875%		02/01/10		100	113,150

Total Foreign Government Bonds
(cost $139,826,923)							145,795,874

MUNICIPAL BONDS — 0.6%
California — 0.2%
Golden State Tobacco Securitization Corp., Series 2003-A-1	Baa3	6.25%		06/01/33		5,300	5,920,365

Illinois
State of Illinois General Oblig. Bond	Aa3	4.95%		06/01/23		570	545,176

Nevada
Truckee Meadows Water Auth. Rev. Bonds, Series A, 144A	Aaa	7.798	%(e)	07/01/36		32	37,257
Truckee Meadows Water Auth. Rev. Bonds, Series A(f)	Aaa	5.00%		07/01/36		100	105,884

							143,141

New Jersey — 0.1%
City of Trenton General Oblig. Bond (FSA Insured)	Aaa	4.80%		04/01/14		990	960,429
Jersey City Municipal Util. Auth. Water Revenue Bond, Series A (MBIA Insured)	Aaa	4.81%		05/15/14		1,000	973,310

							1,933,739

New Mexico
Jicarilla New Mexico Apache Nation Revenue Bonds	NR	3.85%		12/01/08		435	423,873

Oregon
Portland Oregon River District Urban Renewal and
Redevelopment Revenue Bonds, Series B (AMBAC Insured)	Aaa	3.35%		06/15/10		1,020	964,746

Wisconsin — 0.3%
Badger Tobacco Asset Securitization Corp.	Baa3	6.00%		06/01/17		10,100	10,859,015
Wisconsin State General Revenue Bond	Aaa	5.70%		05/01/26		510	527,845

							11,386,860

Total Municipal Bonds
(cost $19,762,060)							21,317,900

SEE NOTES TO FINANCIAL STATEMENTS.
B165

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Principal
U.S. GOVERNMENT AGENCY MORTGAGE-	Interest	Maturity	Amount	Value
BACKED SECURITIES — 38.0%	Rate	Date	(000)#	(Note 2)

Federal Home Loan Mortgage Corp.	5.00%	10/01/18-09/01/35	5,782	$5,675,703
Federal Home Loan Mortgage Corp.	5.50%	01/01/34-01/11/37	45,758	45,246,428
Federal Home Loan Mortgage Corp.	6.00%	02/01/16-02/01/33	5,794	5,846,343
Federal Home Loan Mortgage Corp.	6.00%	TBA	11,000	11,079,068
Federal Home Loan Mortgage Corp.	8.25%	08/01/17	8	8,875
Federal National Mortgage Assoc.	4.50%	09/01/33	215	201,162
Federal National Mortgage Assoc.	5.00%	10/01/08-03/01/36	190,627	186,210,959
Federal National Mortgage Assoc.	5.00%	TBA	56,000	54,057,472
Federal National Mortgage Assoc.	5.00%	TBA	4,000	3,931,248
Federal National Mortgage Assoc.	5.50%	08/01/16-05/01/36	494,403	488,758,370
Federal National Mortgage Assoc.	5.50%	TBA	293,000	289,520,625
Federal National Mortgage Assoc.	5.527%	01/01/28	154	155,318
Federal National Mortgage Assoc.	5.566%	08/01/29	194	195,842
Federal National Mortgage Assoc.	5.645%	05/01/36	11,512	11,605,090
Federal National Mortgage Assoc.	5.653%	11/01/35	3,557	3,585,432
Federal National Mortgage Assoc.	6.00%	05/01/11-10/01/36	24,456	24,736,210
Federal National Mortgage Assoc.	6.00%	TBA	119,000	119,780,878
Federal National Mortgage Assoc.(c)	6.027%	06/01/43	7,069	7,104,473
Federal National Mortgage Assoc.	6.50%	09/01/16	632	646,703
Federal National Mortgage Assoc.	7.168%	01/01/24	4	4,490
Government National Mortgage Assoc.	4.75%	01/20/32-02/20/32	4,446	4,440,525
Government National Mortgage Assoc.	5.125%	10/20/23-11/20/29	3,181	3,226,675
Government National Mortgage Assoc.	5.375%	03/20/17-05/20/30	2,655	2,682,195
Government National Mortgage Assoc.	5.50%	07/20/30	1,192	1,194,183
Government National Mortgage Assoc.	5.75%	08/20/23-09/20/24	741	749,464
Government National Mortgage Assoc.	6.00%	01/15/34	129	130,638
Government National Mortgage Assoc.	7.00%	02/15/24	9	9,716

Total U.S. Government Agency Mortgage-Backed Securities
(cost $1,283,531,080)				1,270,784,085

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Federal Home Loan Bank	Zero	02/05/07	1,400	1,373,750
Federal Home Loan Bank	5.50%	06/30/08	13,700	13,702,740
Federal National Mortgage Assoc.(c)	4.678%	05/25/35	800	789,565
Small Business Administration	4.875%	09/10/13	11,214	11,022,522
Small Business Administration	5.13%	09/01/23	1,364	1,360,536
Small Business Administration	5.52%	06/01/24	8,862	8,978,189
Small Business Administration	6.344%	08/01/11	5,232	5,394,792
Small Business Administration	7.449%	08/01/10	343	358,665

Total U.S. Government Agency Obligations
(cost $42,897,175)				42,980,759

U.S. TREASURY OBLIGATIONS — 17.3%
U.S. Treasury Inflationary Bonds, TIPS	2.00%	01/15/26	29,600	28,302,497
U.S. Treasury Inflationary Bonds, TIPS	2.375%	01/15/25	11,100	11,830,322
U.S. Treasury Inflationary Bonds, TIPS(k)	3.375%	01/15/07	2,300	2,924,336
U.S. Treasury Inflationary Bonds, TIPS	3.625%	04/15/28	1,600	2,410,168
U.S. Treasury Notes	4.625%	12/31/11	233,300	232,516,345
U.S. Treasury Notes	4.75%	12/31/08	300,200	299,848,166

Total U.S. Treasury Obligations
(cost $578,498,134)				577,831,834

			Units

RIGHTS*
United Mexican States Value Recovery Rights, Series E (Mexico) (cost $73,893)			35,410,000	513,445

Total Long-Term Investments
(cost $3,411,473,700)				3,401,169,016

SEE NOTES TO FINANCIAL STATEMENTS.
B166

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

SHORT-TERM INVESTMENTS — 26.7%	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
CERTIFICATES OF DEPOSIT — 1.2%	(Unaudited)	Rate	Date		(000)#	(Note 2)

Barclays Bank PLC NY		5.295%	01/29/07		4,800	$4,800,034
Societe Generale NY		5.288%	06/11/07		4,900	4,899,588
Unicredito Italiano (Italy)		5.385%	02/15/07		30,000	30,000,011

Total Certificates of Deposit
(cost $39,699,127)						39,699,633

COMMERCIAL PAPER — 19.9%
Bank of America Corp.	A1	5.245%	03/30/07		50,600	49,957,770
Bank of America Corp.	A1+	5.25%	01/12/07		2,400	2,396,014
Bank of Ireland	A1	5.26%	03/15/07		13,000	12,863,188
Cox Communications, Inc.	A3	5.60%	01/16/07		2,300	2,300,000
Daimlerchrysler NA	A2	5.345%	06/22/07		20,600	20,071,023
Danske Corp. (cost $70,125,549; purchased 09/14/06)(h)	A1+	5.255%	01/18/07		70,300	70,126,378
Danske Corp. (cost $22,290,225; purchased 11/29/06)(h)	A1+	5.26%	01/04/07		22,300	22,290,225
Dexia Delaware LLC	A1+	5.24%	01/17/07		5,700	5,686,751
DNB Nor Bank ASA	A1	5.265%	02/20/07		25,900	25,709,706
HBOS Treasury	A1+	5.26%	03/21/07		59,200	58,529,424
Ixis (cost $90,971,747; purchased 12/21/06)(h)	A1+	5.30%	01/18/07		91,200	90,971,747
Rabobank USA	A1	5.28%	01/02/07		91,700	91,686,551
Skandi Ensk Bank (cost $62,433,072; purchased 11/17/06)(h)	A1	5.24%	02/21/07		62,900	62,428,619
Societe Generale	A1+	5.27%	01/02/07		36,700	36,694,627
UBS Finance (DE) LLC	A1+	5.245%	01/08/07		72,400	72,326,373
UBS Finance (DE) LLC	A1+	5.25%	01/11/07		6,000	5,990,988
Viacom, Inc. (cost $3,800,000; purchased 08/21/06)(h)	A2-	5.62%	05/29/07		3,800	3,800,000
Westpac Trust (cost $33,890,939; purchased 11/20/06)(h)	A1	5.255%	02/12/07		34,100	33,891,932

Total Commercial Paper
(cost $667,706,796)						667,721,316

FOREIGN TREASURY BILLS(n) — 0.2%
Belgium Treasury Bill (Belgium)		3.35%	01/11/07	EUR	5,100	6,727,139
German Treasury Bill (Germany)		3.10%	01/17/07	EUR	600	790,974

Total Foreign Treasury Bills
(cost $7,286,971)						7,518,113

U.S. TREASURY OBLIGATIONS(n) — 0.5%
U.S. Treasury Bills(k)		4.795%	03/15/07		1,290	1,277,699
U.S. Treasury Bills(k)		4.80%	03/15/07		6,727	6,662,851
U.S. Treasury Bills(k)		4.803%	03/15/07		50	49,523
U.S. Treasury Bills(k)		4.805%	03/15/07		6,045	5,987,355
U.S. Treasury Bills(k)		4.807%	03/15/07		50	49,523
U.S. Treasury Bills(k)		4.81%	03/15/07		350	346,663
U.S. Treasury Bills(k)		4.825%	03/15/07		350	346,662
U.S. Treasury Bills(k)		4.827%	03/15/07		50	49,523
U.S. Treasury Bills		4.888%	03/01/07		22	21,831
U.S. Treasury Bills		4.897%	03/01/07		108	107,172
U.S. Treasury Bills		4.905%	03/01/07		135	133,965

Total U.S. Treasury Obligations
(cost $15,029,652)						15,032,767

					Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 4.8%
Dryden Core Investment Fund – Taxable Money Market Series (cost $159,750,245)(w) (Note 4)					159,750,245	159,750,245

SEE NOTES TO FINANCIAL STATEMENTS.
B167

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Contracts/Notional
	Amount	Value
	(000)	(Note 2)
OUTSTANDING OPTIONS PURCHASED* — 0.1%

Call Options(g) — 0.1%
Swap on 3 Month LIBOR, expiring 07/02/2007 @ 4.75%	$2,447,000	$1,813,472
Swap on 3 Month LIBOR, expiring 07/02/2007 @ 4.10%	47,000	136,493
Swap on 3 Month LIBOR, expiring 06/15/2007 @ 5.08%	11,000	9,179
Swap on 3 Month LIBOR, expiring 06/07/2007 @ 5.25%	115,000	674,705
Swap on 3 Month LIBOR, expiring 10/25/2007 @ 4.90%	99,000	453,609
Swap on 3 Month LIBOR, expiring 06/15/2007 @ 5.08%	7,300	6,092
Swap on 3 Month LIBOR, expiring 02/01/2007 @ 5.17%	58,700	108,067
Swap on 3 Month LIBOR, expiring 07/02/2007 @ 3.96%	22,000	35,662
Swap on 3 Month LIBOR, expiring 05/09/2007 @ 5.20%	130,500	607,477
Swap on 3 Month LIBOR, expiring 03/08/2007 @ 5.00%	63,000	88,893
Swap on 3 Month LIBOR, expiring 04/19/2007 @ 5.08%	29,900	89,520
Swap on 3 Month LIBOR, expiring 05/23/2007 @ 5.20%	109,000	539,877
Swap on 3 Month LIBOR, expiring 06/15/2007 @ 5.06%	18,000	13,261
Swap on 6 Month Eurobor, expiring 07/02/2007 @ 3.96%	46,000	74,567
Swap on 6 Month Eurobor, expiring 07/02/2007 @ 3.96%	70,000	113,471

		4,764,345

Put Options
Euro Dollar Futures, expiring 03/17/08, Strike Price $91.75	5,864,000	36,650
Euro Dollar Futures, expiring 12/17/07, Strike Price $92.00	20,000	125
Euro Dollar Futures, expiring 12/17/07, Strike Price $92.25	2,258,000	14,112
Eurodollar Futures, expiring 03/19/2007, Strike Price $92.00	700,000	4,375
Eurodollar Futures, expiring 12/17/2007, Strike Price $91.50	1,013,000	6,331
Eurodollar Futures, expiring 06/18/2007, Strike Price $91.50	46,000	288
Eurodollar Futures, expiring 09/17/2007, Strike Price $91.00	260,000	1,625
Eurodollar Futures, expiring 06/18/2007, Strike Price $91.00	1,412,000	8,825
Eurodollar Futures, expiring 09/17/2007, Strike Price $91.25	1,441,000	9,006
Eurodollar Futures, expiring 09/17/2007, Strike Price $90.50	1,719,000	10,744
Eurodollar Futures, expiring 06/18/2007, Strike Price $91.25	2,927,000	18,294

		110,375

Total Outstanding Options Purchased
(cost $8,075,337)		4,874,720

Total Short-Term Investments
(cost $897,548,128)		894,596,794

Total Investments, Before Outstanding Options Written — 128.3%
(cost $4,309,021,828; Note 6)		4,295,765,810

OUTSTANDING OPTIONS WRITTEN — (0.2)%

Put Options
Eurodollar Futures, expiring 03/19/2007, Strike Price $94.75	76,000	(19,000)
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $116.00	42,800	(389,836)
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $115.00	4,500	(19,009)
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $114.50	4,500	(11,880)
U.S. Treasury Bond Future, expiring 02/23/07, Strike Price $110.00	93,200	(480,563)

		(920,288)

Call Options — (0.2)%
Swap on 3 Month LIBOR, expiring 07/02/07 @ 4.750%	536,600	(2,240,638)
Swap on 3 Month Eurobor, expiring 07/02/2007 @ 4.10%	8,000	(62,053)
Swap on 3 Month Eurobor, expiring 06/15/2007 @ 4.85%	5,000	(24,074)
Swap on 3 Month LIBOR, expiring 05/23/2007 @ 5.30%	47,000	(671,395)
Swap on 3 Month LIBOR, expiring 03/08/2007 @ 5.04%	41,000	(188,723)
Swap on 3 Month LIBOR, expiring 05/09/2007 @ 5.32%	57,100	(816,530)
Swap on 3 Month LIBOR, expiring 06/07/2007 @ 5.34%	50,000	(799,000)
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $120.00	31,500	(4,158)
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $119.00	11,300	(5,967)

SEE NOTES TO FINANCIAL STATEMENTS.
B168

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Contracts/Notional
	Amounts	Value
OUTSTANDING OPTIONS WRITTEN (Continued)	(000)	(Note 2)

Swap on 3 Month LIBOR, expiring 02/01/2007 @ 5.24%	$25,400	$(209,635)
Swap on 3 Month LIBOR, expiring 07/02/2007 @ 4.23%	20,000	(234,651)
Swap on 3 Month LIBOR, expiring 06/15/2007 @ 4.85%	3,100	(14,926)
Swap on 3 Month LIBOR, expiring 06/15/2007 @ 4.85%	2,100	(10,111)
Swap on 3 Month LIBOR, expiring 04/19/2007 @ 5.22%	13,000	(140,504)
Swap on 3 Month LIBOR, expiring 10/25/2007 @ 5.01%	43,000	(478,867)
Swap on 6 Month Eurobor, expiring 07/02/2007 @ 4.10%	20,000	(155,132)
Swap on 6 Month Eurobor, expiring 07/02/2007 @ 4.10%	30,000	(232,698)
U.S. Treasury Bond Futures, expiring 02/23/2007, Strike Price $116.00	93,200	(72,812)

		(6,361,874)

Total Outstanding Options Written
(premiums received ($9,492,324))		(7,282,162)

Total Investments, Net of Outstanding Options Written — 128.1%
(cost $4,299,529,504; Note 6)(o)		4,288,483,648
Liabilities in Excess of Other Assets(u) — (28.1)%		(941,249,923)

NET ASSETS — 100.0%		$3,347,233,725

The following abbreviations are used in portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AMBAC	American Municipal Bond Assurance Corporation
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXP	Mexican Peso
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance Company
NR	Not Rated by Moody’s or Standard & Poor’s
PHP	Philippine Peso
PLZ	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TBA	Securities Purchased on a Forward Commitment Basis
TIPS	Treasury Inflation Protected Securities
TWD	Taiwan Dollar
ZAR	South African Rand
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	Inverse floating rate bond. The coupon is inversely indexed to a floating rate. The rate shown is the rate at December 31, 2006.
(f)

Represents entire position utilized in the municipal tender option bond transaction. The Principal amounts of the inverse floater and the floating rate note (included in liabilities) are $33,333 and $66,667, respectively.

(g)	Indicates a security that has been deemed illiquid.
(h)

Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities – see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $283,511,532. The aggregate market value of $283,508,901 is approximately 8.5% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2006, 3 securities representing $833,348 and 0.02% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.
B169

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

(u)

Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swaps as follows:

Futures contracts open at December 31, 2006:

Number			Value at	Value at	Unrealized
of		Expiration	Trade	December 31,	Appreciation
Contracts	Type	Date	Date	2006	(Depreciation)

Long Positions:
688	90 Day Euro Dollar	Mar 07	$163,233,650	$162,849,600	$(384,050)
3,633	90 Day Euro Dollar	Jun 07	861,786,238	860,748,525	(1,037,713)
7,276	90 Day Euro Dollar	Sep 07	1,727,049,363	1,726,503,850	(545,513)
6,515	90 Day Euro Dollar	Dec 07	1,548,265,675	1,548,126,875	(138,800)
1,514	90 Day Euro Dollar	Mar 08	360,795,738	359,991,350	(804,388)
1,013	90 Day EUROBOR	Jun 07	321,515,989	320,745,446	(770,543)
875	90 Day EUROBOR	Sep 07	277,767,568	276,920,665	(846,903)
480	90 Day EUROBOR	Dec 07	152,419,177	151,918,685	(500,492)
128	90 Day EUROBOR	Mar 08	40,620,425	40,528,546	(91,879)
64	90 Day EUROBOR	Jun 08	20,315,679	20,269,553	(46,126)
106	90 Day EUROYEN	Sep 07	22,070,501	22,065,333	(5,168)
84	90 Day EUROYEN	Dec 07	17,472,280	17,469,854	(2,426)
96	90 Day Sterling	Jun 07	22,262,252	22,203,513	(58,739)
212	90 Day Sterling	Sep 07	49,145,025	49,037,946	(107,079)
314	90 Day Sterling	Dec 07	72,804,726	72,639,359	(165,367)
71	90 Day Sterling	Mar 08	16,474,809	16,424,823	(49,986)
55	90 Day Sterling	Jun 08	12,764,600	12,723,455	(41,145)
77	90 Day Sterling	Sep 08	17,875,037	17,814,721	(60,316)
2,211	10 Year U.S. Treasury Notes	Mar 07	239,931,687	237,613,406
					(2,318,281)

					(7,974,914)

Short Positions:
219	30 Year U.S. Treasury Bonds	Mar 07	24,878,743	24,404,813	473,930

					$(7,500,984)

Forward foreign currency exchange contracts outstanding at December 31, 2006:
Purchase Contracts

				In		Unrealized
Settlement			Contracts to	Exchange	Contracts	Appreciation
Month	Type		Receive	For	at Value	(Depreciation)

Jan 07	Buy	BRL	4,465,483	$2,070,995	$2,088,676	$17,681
May 07	Buy	BRL	14,289,862	6,499,635	6,554,902	55,267
Jun 07	Buy	BRL	11,384,847	5,106,786	5,193,964	87,178
Jan 07	Buy	CAD	7,205,000	6,376,106	6,180,883	(195,223)
May 07	Buy	CLP	525,447,250	998,437	986,642	(11,795)
Mar 07	Buy	CNY	17,084,575	2,210,000	2,214,141	4,141
Sep 07	Buy	CNY	3,265,488	425,000	434,876	9,876
Nov 07	Buy	CNY	30,951,305	4,099,000	4,150,533	51,533
Jan 07	Buy	EUR	38,500,000	50,474,680	50,887,222	412,542
Mar 07	Buy	INR	26,299,850	566,807	588,291	21,484
Jan 07	Buy	JPY	1,147,615,789	9,635,733	9,643,425	7,692
Feb 07	Buy	JPY	6,966,225,000	59,724,663	58,910,944	(813,719)
Feb 07	Buy	KRW	1,692,807,250	1,769,528	1,822,440	52,912
Mar 07	Buy	KRW	991,100,000	1,069,725	1,067,691	(2,034)
May 07	Buy	KRW	3,261,646,000	3,484,466	3,518,509	34,043
Jan 07	Buy	MXP	5,620,000	506,685	519,813	13,128
Apr 07	Buy	MXP	24,827,948	2,279,374	2,286,687	7,313
Mar 07	Buy	PHP	158,532,989	3,240,658	3,222,963	(17,695)
Apr 07	Buy	PLZ	2,351,960	786,331	813,149	26,818
Jan 07	Buy	RUB	14,250,794	534,639	541,208	6,569
Mar 07	Buy	RUB	87,464,360	3,287,105	3,323,551	36,446
Sep 07	Buy	RUB	3,103,706	118,615	118,106	(509)

SEE NOTES TO FINANCIAL STATEMENTS.
B170

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

Purchase Contracts (Continued)
					In		Unrealized
Settlement				Contracts to	Exchange	Contracts	Appreciation
Month		Type		Receive	For	at Value	(Depreciation)

Nov 07	Buy		RUB	70,547,790	$2,686,000	$2,684,761	$(1,239)
Dec 07	Buy		RUB	98,575,081	3,761,000	3,751,579	(9,421)
Jan 07	Buy		SGD	2,322,386	1,496,962	1,516,626	19,664
Mar 07	Buy		SGD	860,000	547,492	563,064	15,572
Jul 07	Buy		SGD	9,759,001	6,416,174	6,424,438	8,264
Feb 07	Buy		TWD	40,077,250	1,231,667	1,236,870	5,203
Jun 07	Buy		ZAR	331,128	46,144	46,377	233

					$181,450,407	$181,292,331	$(158,076)

Sale Contracts
					In		Unrealized
Settlement				Contracts to	Exchange	Contracts	Appreciation
Month	Type			Deliver	For	at Value	(Depreciation)

Jan 07	Sell		BRL	3,685,968	$1,708,166	$1,725,237	$(17,071)
Jan 07	Sell		CAD	13,230,000	11,553,218	11,347,179	206,039
Jan 07	Sell		EUR	158,265,000	207,367,838	209,186,135	(1,818,297)
Jan 07	Sell		GBP	1,229,916	2,407,961	2,408,344	(383)
Jan 07	Sell		JPY	6,335,644,209	53,831,527	53,364,920	466,607
Feb 07	Sell		JPY	538,149,000	4,603,904	4,550,939	52,965
Mar 07	Sell		KRW	654,199,000	686,895	704,672	(17,777)

					$282,159,509	$283,287,426	$(1,127,917)

Interest rate swap agreements outstanding at December 31, 2006:
			Notional	Unrealized
	Expiration		Amount	Appreciation
Description	Date		(000)	(Depreciation)

Pay variable rate payments on the three Pay variable rate
payments on three month LIBOR-BBA floating rate and
receive fixed rate payments of 5.00%.(9)	06/20/37		$34,100	$(860,443)

Pay variable rate payments on three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(9)	06/20/09		94,000	(714,305)

Pay variable rate payments on three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(5)	06/20/09		101,900	(348,395)

Pay variable rate payments on the six month Australian Bank
Bill floating rate and receive fixed rate payments of 6.00%.(2)	06/20/09	AUD	9,000	(24,006)

Pay variable rate payments on the Brazilian interbank lending
rate and receive fixed rate payments of 12.78%.(g)(4)	01/04/10	BRL	13,800	36,644

Pay variable rate payments on the Brazilian interbank lending
rate and receive fixed rate payments of 12.95%.(g)(3)	01/04/10	BRL	5,700	24,699

Pay variable rate payments on the three month Canadian
bank floating rate and receive fixed rate payments of 4.5%.(3)	06/15/27	CAD	2,100	(34,463)

Pay variable rate payments on the three month Canadian
bank floating rate and receive fixed rate payments of 4.5%.(8)	06/15/27	CAD	3,600	(41,669)

Pay variable rate payments on the six month Euribor floating
rate and receive fixed rate payments of 6.00%.(g)(4)	06/18/34	EUR	12,300	578,493

Pay variable rate payments on the FRC - Excluding Tobacco -
Non-Revised Consumer Price Index floating rate and receive
fixed rate payments of 2.145%.(g)(5)	10/15/10	EUR	1,200	23,739

SEE NOTES TO FINANCIAL STATEMENTS.
B171

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

			Notional	Unrealized
	Expiration		Amount	Appreciation
Description	Date		(000)	(Depreciation)

Pay variable rate payments on the FRC - Excluding Tobacco -
Non-Revised Consumer Price Index floating rate and receive
fixed rate payments of 2.1025%.(g)(1)	10/15/10	EUR	5,300	$94,354

Pay variable rate payments on the FRC - Excluding Tobacco -
Non-Revised Consumer Price Index floating rate and receive
fixed rate payments of 2.09%.(g)(6)	10/15/10	EUR	1,200	22,878

Pay variable rate payments on the three month TIBOR floating
rate and receive fixed rate payments of 1.0%.(g)(5)	03/19/08	JPY	22,000,000	506

Pay variable rate payments on the six month LIBOR-BBA
floating rate and receive fixed rate payments of 2.5%.(g)(2)	12/20/26	JPY	1,150,000	(38,305)

Pay variable rate payments on the six month LIBOR-BBA
floating rate and receive fixed rate payments of 2.0%.(g)(9)	12/20/16	JPY	1,125,000	77,187

Pay variable rate payments on the six month LIBOR-BBA
floating rate and receive fixed rate payments of 2.0%.(g)(2)	12/20/16	JPY	3,526,000	101,023

Pay variable rate payments on the six month LIBOR-BBA
floating rate and receive fixed rate payments of 2.0%.(g)(4)	12/20/16	JPY	300,000	1,175

Pay variable rate payments on the Mexican 28 day interbank
floating rate and receive fixed rate payments of 8.17%.(g)(10)	11/04/16	MXP	11,400	23,326

Pay variable rate payments on the six month LIBOR
floating rate and receive fixed rate payments of 5.00%.(1)	06/15/07	GBP	45,700	(174,022)

Pay variable rate payments on the six month LIBOR
floating rate and receive fixed rate payments of 4.50%.(11)	12/20/07	GBP	34,100	(627,127)

Pay variable rate payments on the six month LIBOR
floating rate and receive fixed rate payments of 4.50%.(7)	09/20/09	GBP	24,800	(868,975)

Pay fixed rate payments of 4.00% and receive variable rate
payments on the six month LIBOR floating rate.(g)(3)	12/15/35	GBP	1,700	(913)

Pay fixed rate payments of 4.00% and receive variable rate
payments on the six month LIBOR floating rate.(g)(1)	12/15/36	GBP	3,000	143,622

Pay fixed rate payments of 4.00% and receive variable rate
payments on the six month LIBOR floating rate.(g)(9)	12/15/36	GBP	5,500	266,395

Pay fixed rate payments of 4.00% and receive variable rate
payments on the six month LIBOR floating rate.(g)(11)	12/15/36	GBP	3,500	167,914

				$(2,170,668)

Broker/Counterparty:
(1)	Barclays Bank PLC
(2)	Deutsche Bank AG
(3)	Merrill Lynch & Co., Inc.
(4)	Morgan Stanley Capital Services, Inc.
(5)	UBS AG
(6)	BNP Paribas
(7)	Lehman Brothers, Inc.
(8)	Royal Bank of Canada
(9)	Royal Bank of Scotland PLC
(10)	Citigroup, Inc.
(11)	HSBC Bank USA, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.
B172

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

Credit default swap agreements outstanding at December 31, 2006:
			Notional
	Expiration		Amount	Unrealized
Description	Date		(000)	Appreciation

Receive a fixed rate equal to 0.05% and the Portfolio will pay to the counterparty at par in the event of default of AIG
Zero Coupon, due 11/09/31.(g)(2)	12/20/07		$21,300	$6,875

Receive a fixed rate equal to 1.98% and the Portfolio will pay to the counterparty at par in the event of default of Federative
Republic of Brazil 12.25%, due 03/06/30.(g)(3)	03/20/16		1,800	67,779

Receive a fixed rate equal to 4.70% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor
Credit Corp. 7.0%, due 10/01/13.(g)(2)	06/20/07		6,000	131,937

Receive a fixed rate equal to 4.75% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor
Credit Corp. 7.0%, due 10/01/13.(g)(2)	06/20/07		400	8,897

Receive a fixed rate equal to 4.75% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor
Credit Corp. 7.0%, due 10/01/13.(g)(3)	06/20/07		700	15,571

Receive a fixed rate equal to 4.70% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor
Credit Corp. 7.0% due 10/01/13.(g)(2)	06/20/07		1,500	32,984

Receive a fixed rate equal to 0.95% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor
Credit Corp. 7.0%, due 10/01/13.(1)	12/20/07		400	1,450

Receive a fixed rate equal to 0.95% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor
Credit Corp. 7.0%, due 10/01/13.(g)(3)	12/20/07		300	1,119

Receive a fixed rate equal to 0.95% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor
Credit Corp. 7.0%, due 10/01/13.(g)(3)	12/20/07		400	1,481

Receive a fixed rate equal to 1.95% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor
Credit Corp. 7.0%, due 10/01/13.(g)(5)	09/20/07		18,000	19,380

Receive a fixed rate equal to 0.83% and the Portfolio will pay to the counterparty at par in the event of default of Petroleos
Mexicanos 9.5%, due 09/15/27.(g)(6)	07/20/11		2,000	28,259

Receive a fixed rate equal to 0.40% and the Portfolio will pay to the counterparty at par in the event of default of Republic
of Indonesia 6.75%, 03/10/14.(3)	12/20/08		2,200	170

Receive a fixed rate equal to 0.46% and the Portfolio will pay to the counterparty at par in the event of default of the Russian
Federation 5.0%, due 03/31/30.(g)(4)	06/20/07		1,100	1,435

Receive a fixed rate equal to 0.26% and the Portfolio will pay to the counterparty at par in the event of default of the Russian
Federation 5.0%, due 03/31/30.(g)(7)	12/20/07		12,000	1,496

Receive a fixed rate equal to 0.31% and the Portfolio will pay to the counterparty at par in the event of default of the Russian
Federation 5.0%, due 03/31/30.(g)(4)	12/20/08		8,000	1,479

Receive a fixed rate equal to 2.30% and the Portfolio will pay to the counterparty at par in the event of default of Softbank
Corp.1.75%, due 03/31/14.(g)(7)	09/20/07	JPY	213,000	13,834

Receive a fixed rate equal to 0.92% and the Portfolio will pay to the counterparty at par in the event of default of United
Mexican States 7.5%, due 04/08/33.(g)(2)	03/20/16		100	2,076

Receive a fixed rate equal to 0.92% and the Portfolio will pay to the counterparty at par in the event of default of United
Mexican States 7.5%, due 04/08/33.(g)(3)	03/20/16		1,200	27,340

				$363,562

SEE NOTES TO FINANCIAL STATEMENTS.
B173

AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)

Broker/Counterparty
(1)	Credit Suisse International
(2)	JPMorgan Chase Bank
(3)	Lehman Brothers, Inc.
(4)	Morgan Stanley Capital Services, Inc.
(5)	HSBC Bank USA, N.A.
(6)	Barclays Bank PLC
(7)	Deutsche Bank AG

(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
U.S. Government Agency Mortgage-Backed Securities	38.0%
Commercial Paper	19.9
U.S. Treasury Obligations	17.3
Asset-Backed Securities	11.7
Financial Services	9.7
Collateralized Mortgage Obligations	6.5
Financial – Bank & Trust	6.0
Affiliated Money Market Mutual Fund	4.8
Foreign Government Bonds	4.3
Telecommunications	1.6
U.S. Government Agency Obligations	1.3
Certificates of Deposit	1.2
Diversified Financial Services	0.9
Oil & Gas	0.9
Retail & Merchandising	0.8
Municipal Bonds	0.6
U.S. Treasury Obligations	0.5
Media	0.4
Real Estate	0.4
Automobile Manufacturers	0.3
Beverages	0.2
Foreign Treasury Bills	0.2
Machinery & Equipment	0.2
Insurance	0.2
Transportation	0.1
Outstanding Options Purchased	0.1
Metals & Mining	0.1
Conglomerates	0.1

128.3
Outstanding Options Written	(0.2)
Liabilities in Excess of Other Assets	(28.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B174

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
LONG-TERM INVESTMENTS — 62.5%	(Unaudited)	Rate	Date	(000)#	(Note 2)

ASSET-BACKED SECURITIES — 3.3%
Advanta Mortgage Loan Trust, Series 1994-4, Class A(c)	Aaa	5.725%	11/25/29	858	$857,976
Argent Securities Inc., Series 2005-W2, Class A2A(c)	Aaa	5.47%	10/25/35	548	547,572
Argent Securities Inc., Series 2006-M2, Class A2A(c)	Aaa	5.37%	09/25/36	3,381	3,381,384
Argent Securities Inc., Series 2006-W3, Class A2A(c)	Aaa	5.42%	04/25/36	1,516	1,515,894
Centex Home Equity, Series 1999-3, Class A2(c)	Aaa	5.75%	10/25/30	1,584	1,586,673
Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV1(c)	Aaa	5.41%	09/25/46	2,296	2,296,437
Countrywide Asset-Backed Certificates, Series 2006-16, Class 2A1(c)	Aaa	5.37%	10/25/36	5,450	5,448,381
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1(c)	Aaa	5.39%	01/25/46	4,600	4,604,323
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2(c)	Aaa	6.05%	07/25/32	32	31,983
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2(c)	Aaa	5.71%	08/25/32	99	99,433
Fieldstone Mortgage Investment Corp., Series 2006-1, Class A1(c)	Aaa	5.43%	05/25/36	2,849	2,849,860
First Franklin Mortgage Loan Series 2005-FF4, Class:2A2 (c)	Aaa	5.49%	05/25/35	877	877,393
Home Equity Asset Trust, Series 2005-8, Class 2A1(c)	Aaa	5.46%	02/25/36	2,342	2,342,605
Long Beach Mortgage Loan Trust, Series 2004-6, Class 1A1(c)	AAA(d)	5.55%	11/25/34	476	476,040
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A1(c)	Aaa	5.47%	09/25/35	298	298,041
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class:A2A(c)	Aaa	5.42%	08/25/36	8,000	8,007,517
Nomura Home Equity Loan, Inc., Series 2006-HE1, Class A1(c)	Aaa	5.43%	02/25/36	836	836,624
Renaissance Home Equity Loan Trust, Series 2003-3, Class A(c)	Aaa	5.85%	12/25/33	700	705,570
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A(c)	Aaa	5.71%	11/25/34	563	565,297
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2, 144A(c)	Aaa	5.59%	10/25/35	7,200	7,210,062

Total Asset-Backed Securities
(cost $44,528,045)					44,539,065

BANK LOAN — 0.2%
HCA, Inc., Term B (cost $3,000,000)	BA-(d)	8.11%	11/14/13	3,000	3,035,841

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.1%
American Home Mortgage Investment Trust, Series 2004-4, Class 5A(c)	Aaa	4.44%	02/25/45	3,235	3,179,375
Banc of America Funding Corp., Series 2006-A, Class 1A1(c)	AAA(d)	4.621%	01/20/36	3,822	3,768,117
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-2, Class IIIA	Aaa	6.785%	06/25/31	152	151,562
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1(c)	Aaa	4.781%	01/25/34	1,558	1,540,353
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A(c)	AAA(d)	4.70%	12/25/35	7,558	7,451,328
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	AAA(d)	6.25%	12/25/33	718	714,787
Countrywide Alternative Loan Trust, Series 2005-11, Class 2A8	Aaa	4.50%	06/25/35	636	628,446

SEE NOTES TO FINANCIAL STATEMENTS.
B175

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
COLLATERALIZED MORTGAGE	Ratings	Interest	Maturity	Amount	Value
OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 4A2(c)	AAA(d)	5.75%	08/25/18	600	$603,445
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 1A3, 144A	Aaa	6.00%	11/25/26	8,570	8,518,922
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A, 144A	Aaa	6.50%	01/25/34	708	721,072
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-25, Class 2A1(c)	Aaa	5.69%	02/25/35	2,031	2,039,085
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A1(c)	Aaa	6.133%	04/25/35	1,791	1,808,011
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-3, Class 2A1(c)	Aaa	5.64%	02/28/35	4,488	4,494,372
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R2, Class 1AF1, 144A(c)	Aaa	5.69%	06/25/35	5,830	5,819,023
CS First Boston Mortgage Securities Corp., Series 2002, Class P-3A, 144A(c)	Aaa	5.90%	09/27/32	1,095	1,098,237
CS First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	Aaa	6.50%	04/25/33	206	206,253
Fannie Mae, Series 1988-22, Class A(c)	Aaa	5.60%	08/25/18	12	11,802
Fannie Mae, Series 1996-39, Class H	Aaa	8.00%	11/25/23	113	119,579
Fannie Mae, Series 2003-67, Class GN	Aaa	3.50%	01/25/25	696	683,428
Fannie Mae, Series 2003-83, Class A	Aaa	4.25%	04/25/28	5,248	5,183,138
Fannie Mae, Series 2004-11, Class A	Aaa	5.47%	03/25/34	346	346,441
Fannie Mae, Series 2004-41, Class PB	Aaa	3.50%	04/25/17	221	220,362
Fannie Mae, Series 2006-5, Class 3A2(c)	Aaa	4.678%	05/25/35	300	296,087
FHLMC Structured Pass Through Securities, Series T-57, Class 1A1	Aaa	6.50%	07/25/43	3,743	3,821,417
FHLMC Structured Pass Through Securities, Series T-59, Class 1A2	Aaa	7.00%	10/25/43	2,027	2,096,077
FHLMC Sttructured Pass Through Securities, Series T-61, Class 1A(c)	Aaa	6.158%	07/25/44	4,851	4,873,624
FHLMC Structured Pass Through Securities, Series T-62, Class 1A1(c)	Aaa	5.958%	10/25/44	15,750	15,829,003
First Republic Mortgage Loan Trust, Series 2002-FRB1, Class A(c)	Aaa	5.65%	08/15/32	4,095	4,102,026
Freddie Mac, Series 2538, Class CA	Aaa	5.00%	04/15/16	1,862	1,843,670
Freddie Mac, Series 2544, Class PN	Aaa	4.50%	03/15/26	962	954,404
Freddie Mac, Series 2692, Class YB	Aaa	3.50%	05/15/16	11,483	11,289,877
Freddie Mac, Series 2737, Class XG	Aaa	4.00%	11/15/22	8,300	8,183,752
Freddie Mac, Series 2756, Class MA	Aaa	5.00%	06/15/16	4,171	4,161,189
Freddie Mac, Series 2828, Class EN	Aaa	4.50%	10/15/23	8,300	8,195,359
Freddie Mac, Series 2839, Class DG	Aaa	5.00%	06/15/16	645	643,319
Freddie Mac, Series 2887, Class LB	Aaa	5.00%	12/15/19	1,613	1,606,514
Freddie Mac, Series 2905, Class UY	Aaa	4.00%	10/15/23	569	560,062
Freddie Mac, Series 2957, Class HA	Aaa	5.00%	01/15/27	241	239,230
Freddie Mac, Series 2987, Class HD	Aaa	4.50%	07/15/18	3,011	2,945,332
GE Capital Commerical Mortgage Corp., Series 2002-3A, Class A1	AAA(d)	4.229%	12/10/37	3,140	3,072,277
GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1	Aaa	5.50%	09/25/34	5,969	5,924,215
Government National Mortgage Assoc., Series 1998-15, Class C	Aaa	6.50%	06/20/28	2,480	2,534,896
Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1(c)	Aaa	5.58%	06/25/45	1,439	1,443,632
GSAA Home Equity Trust, Series 2004-CW1, Class 2A1	Aaa	6.00%	04/01/34	11,540	11,536,348
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1(c)	Aaa	3.394%	06/25/34	767	765,126

SEE NOTES TO FINANCIAL STATEMENTS.
B176

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
COLLATERALIZED MORTGAGE	Ratings	Interest	Maturity	Amount	Value
OBLIGATIONS (Continued)	(Unaudited)	Rate	Date	(000)#	(Note 2)

GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1(c)	AAA(d)	5.47%	05/25/36	4,771	$4,829,509
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1(c)	AAA(d)	4.54%	09/25/35	4,051	3,979,416
Lehman XS Trust, Series 2006-12N, Class A1A1(c)	Aaa	5.43%	08/25/46	5,220	5,221,462
Structured Adjustable Rate Mortgage Loan, Series 2005-23, Class 1A3(c)	AAA(d)	5.45%	01/25/36	1,239	1,236,087
Structured Asset Mortgage Investments, Inc., Series 2006 AR3, Class 2A1(c)	Aaa	5.57%	02/25/36	3,594	3,597,201
Washington Mutual, Inc., Series 2002-AR2, Class A(c)	Aaa	5.60%	02/27/34	511	511,613
Washington Mutual, Inc., Series 2002-AR11, Class A1(c)	Aaa	5.114%	10/25/32	1,009	1,003,506
Washington Mutual, Inc., Series 2003-R1, Class A1(c)	Aaa	5.62%	12/25/27	1,854	1,853,456
Washington Mutual, Inc., Series 2005-AR1, Class A1A(c)	Aaa	5.67%	01/25/45	134	134,367
Washington Mutual, Inc., Series 2005-AR2, Class 2A1A(c)	Aaa	5.66%	01/25/45	2,035	2,038,426
Washington Mutual, Inc., Series 2006-AR3, Class:A1A(c)	Aaa	5.83%	02/25/46	4,266	4,296,486
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR12, Class 2A4, 144A(c)	Aaa	4.32%	07/25/35	4,100	4,010,886

Total Collateralized Mortgage Obligations
(cost $178,641,577)					178,936,989

CORPORATE BONDS — 17.9%
Airlines — 0.1%
United AirLines, Inc., Pass-Thru Cert., Series 01-1, 144A(i)	B2	6.831%	09/01/08	1,800	1,908,000

Automobile Manufacturers — 1.2%
DaimlerChrysler NA Holding Co., Gtd. Notes(c)	Baa1	5.60%	03/07/07	8,980	8,981,410
DaimlerChrysler NA Holding Co., Notes(c)	Baa1	4.125%	03/07/07	4,600	4,589,319
DaimlerChrysler NA Holding Corp., Gtd. Notes(c)	Baa1	5.79%	03/13/09	2,700	2,702,581

					16,273,310

Cable Television — 0.2%
CSC Holdings, Inc., Sr. Notes	B2	7.875%	12/15/07	377	381,712
CSC Holdings, Inc., Sr. Notes	B2	7.25%	07/15/08	1,900	1,916,625

					2,298,337

Electronic Components & Equipment — 2.1%
Dominion Resources, Inc., Sr. Notes(c)	Baa2	5.663%	09/28/07	11,100	11,104,418
Entergy Gulf States, Inc., 1st Mortgage, 144A(c)	Baa3	6.10%	12/08/08	6,300	6,313,349
Nisource Finance Corp., Gtd. Notes(c)	Baa3	5.94%	11/23/09	4,300	4,301,277
Progress Energy, Inc., Sr. Unsec’d. Notes(c)	A3	5.774%	11/14/08	7,400	7,414,001

					29,133,045

Entertainment & Leisure — 0.3%
Time Warner, nc., Notes	Baa2	8.18%	08/15/07	4,200	4,269,027

Financial – Bank & Trust — 2.5%
Bank of America NA, Sr. Notes(c)	Aa1	5.36%	12/18/08	3,400	3,398,242
Bank of Ireland, Sr. Unsec’d. Notes (Ireland)(c)	Aa3	5.375%	12/19/08	5,500	5,499,241
HBOS Treasury Services PLC, Sr. Notes (United Kingdom)(c)	Aa2	5.35%	07/17/08	2,300	2,300,561
HSBC Finance Corp., Sr. Unsec’d. Notes(c)	Aa3	5.49%	09/15/08	7,000	7,017,829
Riggs Capital Trust, Gtd. Notes	A3	8.875%	03/15/27	1,560	1,637,749
Riggs Capital Trust, Gtd. Notes, 144A	A3	8.875%	03/15/27	850	892,363
Royal Bank of Scotland, Sub. Notes (United Kingdom)(c)	Aa2	5.77%	07/06/12	1,800	1,801,559
Royal Bank of Scotland PLC, Gtd. Notes, 144A(c)	Aa1	5.38%	04/11/08	3,800	3,802,843
VTB Capital SA, Sr. Notes, 144A (Luxembourg)(c)	A2	5.976%	08/01/08	2,600	2,601,300
VTB Capital SA, Sr. Notes, 144A (Luxembourg)(c)	A2	6.115%	09/21/07	4,400	4,413,081

					33,364,768

SEE NOTES TO FINANCIAL STATEMENTS.
B177

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
	Ratings	Interest		Maturity	Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate		Date	(000)#	(Note 2)

Financial – Brokerage — 1.1%
Goldman Sachs Group, Inc., Notes(c)	Aa3	5.663%		06/28/10	6,400	$6,438,400
Goldman Sachs Group, Inc., Sr. Notes(c)	Aa3	5.456%		06/23/09	8,300	8,304,955

						14,743,355

Financial Services — 6.6%
Citigroup Global Markets Holdings, Inc., Notes(c)	Aa1	5.461%		03/17/09	7,800	7,806,989
Citigroup, Inc., Notes(c)	Aa1	5.406%		12/26/08	4,100	4,102,325
Federal Home Loan Mortgage Corp., Notes	Aaa	4.24	%(v)	08/25/09	1,165	1,151,324
Ford Motor Credit Co., Notes(c)	B1	5.56%		03/13/07	2,000	1,985,000
Ford Motor Credit Co., Notes(c)	B1	6.193%		09/28/07	1,400	1,398,107
Freddie Mac, Notes	Aaa	4.48%		09/19/08	18,300	18,122,728
General Electric Capital Corp., Notes(c)	Aaa	5.43%		10/06/10	3,600	3,587,680
General Electric Capital Corp., Notes(c)	Aaa	5.434%		05/10/10	6,500	6,501,774
General Electric Capital Corp., Notes(c)	Aaa	5.46%		06/15/09	2,400	2,405,230
General Electric Capital Corp., Sr. Unsec’d. Notes(c)	Aaa	5.38%		10/24/08	1,700	1,700,542
General Motors Acceptance Corp., Notes(c)	Ba1	6.225%		03/20/07	3,000	3,000,198
General Motors Acceptance Corp., Notes(c)	Ba1	6.274%		01/16/07	2,900	2,899,980
Goldman Sachs Group, Inc., Notes(c)	Aa3	5.476%		07/29/08	1,700	1,702,791
HSBC Finance Corp, Sr. Notes(c)	Aa3	5.373%		05/21/08	5,200	5,200,145
Lehman Brothers Holdings, Inc., Notes(c)	A1	5.576%		12/23/10	4,200	4,210,479
MBNA Europe Funding PLC, Gtd. Notes, 144A (United Kingdom)(c)	Aa1	5.45%		09/07/07	9,800	9,806,037
Merrill Lynch & Co., Inc., Notes(c)	Aa3	5.464%		08/14/09	3,800	3,801,459
Morgan Stanley, Sr. Notes(c)	Aa3	5.485%		02/09/09	3,900	3,906,178
National Australia Bank Ltd., Sr. Unsec’d. Notes, 144A(c)	Aa3	5.393%		09/11/09	7,200	7,201,670

						90,490,636

Food — 0.4%
Heinz (H.J.) Co., Notes, 144A	Baa2	6.428%		12/01/20	5,700	5,801,688

Hotels & Motels — 0.2%
Ceasers Entertainment, Inc., Sr. Sub. Notes	Ba1	9.375%		02/15/07	500	501,250
Mandalay Resort Group, Sr. Notes	Ba2	6.50%		07/31/09	900	910,125
Mirage Resorts, Inc., Notes	Ba2	6.75%		08/01/07	800	803,000

						2,214,375

Machinery & Equipment — 0.1%
Siemens Financieringsmaatschappij NV, Notes, 144A	Aa3	5.424%		08/14/09	1,100	1,100,024

Oil & Gas — 0.7%
Transcontinental Gas Pipe Line Corp., Notes	Ba1	6.25%		01/15/08	750	752,812
Transcontinental Gas Pipe Line Corp., Notes, 144A(c)	Ba1	6.654%		04/15/08	1,000	1,006,250
Transocean, Inc., Notes(c)	Baa1	5.566%		09/05/08	7,200	7,204,342
Williams Cos., Inc., Notes, 144A	Ba2	6.375%		10/01/10	700	704,375

						9,667,779

Retail & Merchandising — 1.2%
Home Depot, Inc, Sr. Unsec’d. Notes(c)	Aa3	5.45%		12/16/09	7,000	6,999,489
JC Penney & Co., Notes	Baa3	6.50%		12/15/07	2,910	2,931,723
Wal-Mart Stores, Inc., Sr. Notes	Aa2	5.26%		06/16/08	6,900	6,897,882

						16,829,094

Technology – Hardware — 0.3%
Xerox Corp., Gtd. Notes	Baa3	9.75%		01/15/09	3,300	3,564,000

Telecommunications — 0.4%
BellSouth Corp., Sr. Unsec’d. Notes(c)	A2	5.474%		08/15/08	3,600	3,602,095
Quest Corp., Notes	Ba1	5.625%		11/15/08	1,674	1,676,093

						5,278,188

SEE NOTES TO FINANCIAL STATEMENTS.
B178

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
CORPORATE BONDS (Continued)	(Unaudited)	Rate	Date		(000)#	(Note 2)

Utilities — 0.5%
CMS Energy Corp., Sr. Notes	Ba3	8.90%	07/15/08		1,900	$1,985,500
CMS Energy Corp., Sr. Notes	Ba3	9.875%	10/15/07		1,750	1,804,688
Ohio Edison Co., Notes, 144A	Baa2	5.647%	06/15/09		500	501,209
Ohio Edison Co., Sr. Notes	Baa2	4.00%	05/01/08		1,205	1,182,564
Public Service Enterprise Group, Inc., Notes	Baa2	5.74%	09/21/08		1,700	1,701,052

						7,175,013

Total Corporate Obligations
(cost $243,947,039)						244,110,639

FOREIGN GOVERNMENT BONDS — 7.4%
Bundesobligation, Bonds (Germany)	Aaa	4.00%	02/16/07	EUR	44,100	58,232,608
Bundesrepublic, Bonds (Germany)	Aaa	6.00%	01/04/07	EUR	15,110	19,943,884
Bundesschatzanweisungen, Notes (Germany)	Aaa	2.50%	03/23/07	EUR	16,700	21,993,385
Federal Republic of Brazil (Brazil)	Ba2	7.875%	03/07/15		25	27,850
Federal Republic of Brazil (Brazil)	Ba2	8.75%	02/04/25		25	30,875
Federal Republic of Brazil (Brazil)	Ba2	8.875%	10/14/19-04/15/24		50	61,650
Republic of Peru (Peru)	Ba3	9.125%	01/15/08		1,000	1,038,000
Russian Federation (Russia)	Baa3	8.25%	03/31/10		428	448,079

Total Foreign Government Bonds
(cost $98,934,523)						101,776,331

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 14.3%
Federal Home Loan Mortgage Corp.		4.56%	01/01/34		270	266,046
Federal Home Loan Mortgage Corp.		6.00%	08/01/29-04/01/33		6,299	6,346,307
Federal Home Loan Mortgage Corp.		6.126%	12/01/26		50	51,136
Federal Home Loan Mortgage Corp.		6.985%	07/01/29		164	167,062
Federal Home Loan Mortgage Corp.		8.50%	01/01/25		339	362,387
Federal National Mortgage Assoc.		3.851%	10/01/33		6,639	6,563,392
Federal National Mortgage Assoc.		5.00%	10/01/17-03/01/21		48,723	47,883,654
Federal National Mortgage Assoc.		5.08%	05/01/25		54	54,016
Federal National Mortgage Assoc.		5.50%	12/01/34-10/01/35		33,191	32,799,905
Federal National Mortgage Assoc.		5.527%	03/01/17		332	334,651
Federal National Mortgage Assoc.		5.554%	04/01/32		63	63,926
Federal National Mortgage Assoc.		5.592%	04/01/24		112	114,174
Federal National Mortgage Assoc.		6.00%	04/01/12-02/01/37		94,583	95,209,197
Federal National Mortgage Assoc.		6.50%	01/11/37		2,500	2,546,875
Federal National Mortgage Assoc.		6.928%	01/01/25		15	14,708
Federal National Mortgage Assoc.		7.088%	12/01/29		88	89,204
Government National Mortgage Assoc.		5.125%	11/20/29		378	383,415
Government National Mortgage Assoc.		5.375%	05/20/24-06/20/26		465	468,948
Government National Mortgage Assoc.		5.75%	07/20/17-07/20/24		123	124,558
Government National Mortgage Assoc.		6.50%	04/15/26-06/15/29		240	245,727
Government National Mortgage Assoc.		7.00%	01/15/24-08/15/25		72	74,475
Government National Mortgage Assoc.		8.00%	06/20/30-01/20/32		1,189	1,254,152
Government National Mortgage Assoc.		8.50%	10/15/29-01/15/31		301	325,354

Total U.S. Government Agency Mortgage-Backed Securities
(cost $196,902,931)						195,743,269

SEE NOTES TO FINANCIAL STATEMENTS.
B179

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Principal
U.S. GOVERNMENT AGENCY	Interest	Maturity	Amount	Value
OBLIGATIONS —5.8%	Rate	Date	(000)#	(Note 2)

Federal Home Loan Bank	3.15%	08/13/07	2,680	$2,646,251
Federal Home Loan Bank	3.50%	10/22/07-08/05/08	5,000	4,890,613
Federal Home Loan Bank	3.73%	01/04/08	1,400	1,379,766
Federal Home Loan Bank	3.85%	12/21/07	320	315,848
Federal Home Loan Bank	4.00%	07/17/08-03/17/09	3,000	2,966,425
Federal Home Loan Bank	4.01%	10/28/08	1,075	1,055,094
Federal Home Loan Bank	4.25%	07/30/09	5,571	5,462,429
Federal Home Loan Bank	4.50%	06/12/13	5,500	5,289,487
Federal Home Loan Bank	5.25%	08/25/08	1,715	1,719,670
Federal Home Loan Bank	5.50%	06/30/08	6,000	6,001,200
Federal Home Loan Mortgage Corp.	4.00%	05/23/08	1,400	1,379,049
Federal Home Loan Mortgage Corp.	4.24%	07/30/09	19,700	19,316,697
Federal Home Loan Mortgage Corp.	5.50%	06/12/08	2,600	2,600,255
Federal National Mortgage Assoc.	4.02%	05/07/09	755	738,127
Federal National Mortgage Assoc.	4.25%	07/30/09	23,525	23,065,721

Total U.S. Government Agency Obligations
(cost $78,671,265)				78,826,632

U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bonds	4.50%	11/15/10	5,000	4,964,455
U.S. Treasury Notes	4.00%	03/15/10	2,600	2,545,460

Total U.S. Treasury Obligations
(cost $7,573,765)				7,509,915

			Units

RIGHTS*
United Mexican States Value Recovery Rights Series E (Mexico)(cost $0)			5,500,000	79,750

Total Long-Term Investments
(cost $852,199,145)				854,558,431

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)#

SHORT-TERM INVESTMENTS — 42.6%

CERTIFICATES OF DEPOSIT(n) — 0.2%
Countrywide Bank (cost $2,999,812)	5.32%	04/25/07	3,000	3,000,024

	Moody’s
	Ratings
	(Unaudited)

COMMERCIAL PAPER (n) — 32.1%
Abbey National	A1+(d)	5.20%	04/02/07	38,600	38,096,270
Bank of America Corp.	A1+(d)	5.225%	03/27/07	14,300	14,124,692
Bank of America Corp.	A1+(d)	5.20%	04/02/07	4,500	4,440,938
Bank of America Corp.	A1+(d)	5.20%	04/27/07	14,000	13,765,209
Bank of Ireland (cost $38,341,058; purchased 11/20/06)(h)	A1(d)	5.25%	02/16/07	38,600	38,339,084
Barclays US	A1+(d)	5.25%	01/30/07	39,200	39,034,533
Barclays US	A1+(d)	5.25%	02/20/07	3,500	3,474,430
CBA Finance	A1+(d)	5.24%	02/21/07	38,600	38,312,367

SEE NOTES TO FINANCIAL STATEMENTS.
B180

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s				Principal
	Ratings	Interest	Maturity		Amount	Value
COMMERCIAL PAPER (Continued)	(Unaudited)	Rate	Date		(000)#	(Note 2)

Cox Communications, Inc. (cost $3,859,000; purchased 07/12/06)(h)	A3	5.57%	01/16/07		3,859	$3,859,000
Cox Communications, Inc. (cost $5,300,000; purchased 09/11/06)(h)	A3	5.58%	03/15/07		5,300	5,300,000
Danske Corp. (cost $1,499,342; purchased 11/29/06)(h)	A1+(d)	5.26%	01/04/07		1,500	1,499,343
Danske Corp. (cost $3,192,059; purchased 07/26/06)(h)	A1+(d)	5.255%	01/18/07		3,200	3,192,097
Danske Corp. (cost $37,712,915; purchased 11/08/06)(h)	A1+(d)	5.225%	03/12/07		38,100	37,717,788
HBOS Treasury	A1+(d)	5.24%	03/06/07		9,900	9,809,252
Ixis (cost $12,336,708; purchased 11/07/06)(h)	A1+(d)	5.25%	02/05/07		12,400	12,336,829
Ixis (cost $29,997,794; purchased 11/20/06)(h)	A1+(d)	5.24%	02/16/07		30,200	29,997,022
Skandi Ensk (cost $38,186,482; purchased 11/28/06)(h)	A1	5.235%	02/26/07		38,500	38,183,187
Skandi Ensk	A1	5.22%	03/06/07		4,100	4,062,202
Societe Generale	A1+(d)	5.245%	01/08/07		4,000	3,995,932
Swedbank Mortgage AB	A1	5.225%	03/07/07		38,500	38,139,501
UBS Finance	A1+(d)	5.27%	01/05/07		38,100	38,077,690
UBS Finance	A1+(d)	5.245%	01/08/07		4,000	3,995,932
UBS Finance	A1+(d)	5.185%	04/02/07		200	197,390
Viacom, Inc. (cost $4,600,000; purchased 09/19/06)(h)	A2-	5.62%	03/22/07		4,600	4,600,023
Viacom, Inc. (cost $2,900,000; purchased 08/21/06)(h)	A2-	5.59%	05/29/07		2,900	2,900,000
Westpac Bank	A1+(d)	5.21%	04/02/07		9,100	8,981,245
Westpac Trust (cost $2,685,825; purchased 11/06/06)(h)	A1+(d)	5.25%	02/06/07		2,700	2,685,879

Total Commercial Paper
(cost $439,109,403)						439,117,835

U.S. TREASURY OBLIGATIONS(n) — 0.2%
U.S. Treasury Bills		4.80%	03/15/07		455	450,661
U.S. Treasury Bills		4.905%	03/01/07		2,000	1,984,660

Total U.S. Treasury Obligations
(cost $2,434,494)						2,435,321

					Shares

AFFILIATED MONEY MARKET MUTUAL FUND — 2.6%
Dryden Core Investment Fund - Taxable Money Market Series (cost $34,814,533) (Note 4)(w)					34,814,533	34,814,533

					Principal
					Amount
					(000)#

FOREIGN TREASURY BILLS(n) — 7.5%
Dutch Treasury Certificate, Bill (Netherlands)		3.42%	02/28/07	EUR	36,730	48,223,913
France Discount Treasury, Bill (France)		3.18%	01/18/07	EUR	26,600	35,059,822
German Treasury, Bill (Germany)		3.43%	02/14/07	EUR	14,540	19,117,063

Total Foreign Treasury Bills
(cost $100,940,150)						102,400,798

SEE NOTES TO FINANCIAL STATEMENTS.
B181

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Contracts/
		Notional
		Amounts	Value
OUTSTANDING OPTIONS PURCHASED*		(000)#	(Note 2)

Call Options
Swap on 3 Month LIBOR, expiring 06/15/07 @ 5.00%	GBP	30,200	$13,304
Swap on 3 Month LIBOR, expiring 06/15/07 @ 5.06%	GBP	14,000	10,606
Swap on 3 Month LIBOR, expiring 07/02/09 @ 5.25%		31,700	201,232

Total Outstanding Options Purchased
(cost $355,319)			225,142

Total Short-Term Investments
(cost $580,653,711)			581,993,653

Total Investments, Before Outstanding Options Written — 105.1%
(cost $1,432,852,856; Note 6)			1,436,552,084

OUTSTANDING OPTIONS WRITTEN
Call Options (g)
Swap on 3 Month EUROBOR, expiring 06/15/2007 @ 4.85%	GBP	8,600	(41,408)
Swap on 3 Month EUROBOR, expiring 06/15/2007 @ 4.85%	GBP	4,000	(19,259)
Swap on 3 Month LIBOR, expiring 07/02/2007 @ 5.37%		14,100	(248,047)

Total Outstanding Options Written
(premium received $393,218)			(308,714)

Total Investments, Net of Outstanding Options Written — 105.1%
(cost $1,432,459,638; Note 6)			1,436,243,370
Liabilities in Excess of Other Assets(u) — (5.1)%			(69,308,575)

NET ASSETS — 100.0%			$1,366,934,795

The following abbreviations are used in portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

NR	Not Rated by Moody’s or Standard & Poor’s
BRL	Brazillian Real
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
PLZ	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
ZAR	South African Rand
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(h)

Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities – see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $180,611,183. The aggregate market value of $180,610,252 is approximately 13.2% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(i)	Represents issuer in default on interest payments. Non-income producing security.
(n)	Rates shown are the effective yields at purchase date.
(u)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

SEE NOTES TO FINANCIAL STATEMENTS.
B182

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

Future contracts open at December 31, 2006:
					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31,2006	(Depreciation)

Long Positions:
1372	90 Day Euro Dollar	Mar 07	$325,438,400	$324,752,400	$(686,000)
130	90 Day Euro Dollar	Sep 07	30,720,625	30,847,375	126,750
576	90 Day Euro Dollar	Dec 07	136,739,700	136,872,000	132,300
576	90 Day Euro Dollar	Mar 08	136,785,925	136,958,400	172,475
538	90 Day Sterling	Dec 07	124,718,883	124,458,520	(260,363)

					$(514,838)

Forward foreign currency exchange contracts outstanding at December 31, 2006:

Purchase Contracts
					In		Unrealized
Settlement				Contracts to	Exchange	Contracts	Appreciation
Month		Type		Receive	For	at Value	(Depreciation)

Jan 07	Buy		BRL	576,937	$262,740	$268,990	$6,250
May 07	Buy		BRL	9,587,610	4,370,000	4,397,931	27,931
Jan 07	Buy		CLP	994,839,300	1,890,000	1,868,858	(21,142)
Jun 07	Buy		CLP	131,805,771	249,973	247,440	(2,533)
Mar 07	Buy		CNY	92,598,185	11,890,000	12,001,279	111,279
Jan 07	Buy		EUR	15,110,000	19,874,108	19,945,878	71,770
Feb 07	Buy		JPY	3,332,205,000	28,568,532	28,179,300	(389,232)
Feb 07	Buy		KRW	4,368,441,000	4,730,000	4,701,115	(28,885)
Jan 07	Buy		MXN	50,234,355	4,635,859	4,647,636	11,777
Apr 07	Buy		PLZ	12,013,441	4,149,509	4,153,435	3,926
Jan 07	Buy		RUB	6,566,802	246,363	249,390	3,027
Mar 07	Buy		RUB	113,413,600	4,310,000	4,309,480	(520)
Sep 07	Buy		RUB	15,189,682	580,507	578,016	(2,491)
Apr 07	Buy		SGD	5,762,078	3,760,000	3,778,112	18,112
May 07	Buy		ZAR	6,539,692	920,000	918,720	(1,280)
Jun 07	Buy		ZAR	3,590,000	500,279	502,807	2,528

					$90,937,870	$90,748,387	$(189,483)

Sale Contracts
					In		Unrealized
Settlement				Contracts to	Exchange	Contracts	Appreciation
Month		Type		Deliver	For	at Value	(Depreciation)

Jan 07	Sell		EUR	155,024,000	$203,756,667	$204,876,651	$(1,119,984)
Jan 07	Sell		GBP	1,906,000	3,709,619	3,732,274	(22,655)
Jan 07	Sell		JPY	2,377,235,637	20,090,000	19,975,931	114,069

					$227,556,286	$228,584,856	$(1,028,570)

SEE NOTES TO FINANCIAL STATEMENTS.
B183

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

Interest rate swap agreements outstanding at December 31, 2006:

		Notional	Unrealized
	Expiration	Amount	Appreciation
Description	Date	(000)	(Depreciation)

Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 4.00%.(3)	6/21/07	$182,000	$(366,617)

Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(4)	6/20/09	52,500	(181,597)

Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(1)	6/20/09	285,700	(988,233)

Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(3)	6/20/09	693,600	(2,371,411)

Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(4)	6/20/12	15,000	(155,308)

Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(2)	6/20/09	244,700	(846,415)

Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(5)	6/20/17	188,200	3,976,742

			$(932,839)

Brokers/Counterparties
(1)	Morgan Stanley Capital Services, Inc.
(2)	Goldman Sachs Capital Markets, L.P.
(3)	UBS AG
(4)	Barclays Bank PLC
(5)	Citigroup

Credit default swap agreements outstanding at December 31, 2006:

		Notional	Unrealized
	Expiration	Amount	Appreciation
Description	Date	(000)	(Depreciation)

Receive a fixed rate equal to 0.06% and the Portfolio will pay to the counterparty par in the event of default of AIG 5.6%, due 10/18/16.(3)(g)	03/20/08	$6,600	$2,884

Receive a fixed rate equal to 0.44% and the Portfolio will pay to the counterparty par in the event of default of JSC "GAZPROM".(4)(g)	10/20/07	1,900	3,352

Receive a fixed rate equal to 0.29% and the Portfolio will pay to the counterparty par in the event of default of Petroeos Mexicanos 9.5%, due 09/15/27.(3)	12/20/08	700	30

Receive a fixed rate equal to 0.29% and the Portfolio will pay to the counterparty par in the event of default of Petroeos Mexicanos 9.5%, due 09/15/27.(5)	12/20/08	1,600	55

Receive a fixed rate equal to 0.40% and the Portfolio will pay to the counterparty par in the event of default of Republic of Indonesia 6.75%, 03/10/14.(1)(g)	12/20/08	1,700	94

Receive a fixed rate equal to 0.42% and the Portfolio will pay to the counterparty par in the event of default of Republic of Indonesia 6.75%, 03/10/14.(2)(g)	12/20/08	700	299

SEE NOTES TO FINANCIAL STATEMENTS.
B184

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Notional	Unrealized
	Expiration	Amount	Appreciation
Description	Date	(000)	(Depreciation)

Receive a fixed rate equal to 0.40% and the Portfolio will pay to the counterparty par in the event of default of Republic of Indonesia 6.75%, 03/10/14.(3)(g)	12/20/08	$1,600	$124

Receive a fixed rate equal to 0.25% and the Portfolio will pay to the counterparty par in the event of default of Republic of Panama 8.875%, due 09/30/27.(5)	12/20/08	900	(119)

Receive a fixed rate equal to 0.26% and the Portfolio will pay to the counterparty par in the event of default of Republic of Panama 8.875%, due 09/30/27.(5)	12/20/08	700	(54)

Receive a fixed rate equal to 0.33% and the Portfolio will pay to the counterparty par in the event of default of Republic of Peru 8.75%, due 11/21/33.(2)	12/20/08	700	(562)

Receive a fixed rate equal to 0.32% and the Portfolio will pay to the counterparty par in the event of default of Republic of Peru 8.75%, due 11/21/33.(3)	12/20/08	1,600	(1,609)

Receive a fixed rate equal to 0.26% and the Portfolio will pay to the counterparty par in the event of default of the Russian Federation 5.0%, due 03/31/30.(2)	12/20/07	3,300	512

Receive a fixed rate equal to 0.31% and the Portfolio will pay to the counterparty par in the event of default of the Russian Federation 5.0%, due 03/31/30.(4)(g)	12/20/08	700	239

Receive a fixed rate equal to 0.26% and the Portfolio will pay to the counterparty par in the event of default of the Russian Federation 5.0%, due 03/31/30.(3)	12/20/07	3,300	411

Receive a fixed rate equal to 0.72% and the Portfolio will pay to the counterparty par in the event of default of Ukraine Government 7.65%, due 06/11/13.(5)	12/20/08	700	(534)

Receive a fixed rate equal to 0.71% and the Portfolio will pay to the counterparty par in the event of default of Ukraine Government 7.65%, due 06/11/13.(5)	12/20/08	1,700	(1,724)

Receive a fixed rate equal to 0.71% and the Portfolio will pay to the counterparty par in the event of default of Ukraine Government 7.65%, due 06/11/13.(2)	12/20/08	1,700	(1,399)

			$1,999

Broker/Counterparty
(1)	Royal Bank of Scotland PLC
(2)	Deutsche Bank AG
(3)	Lehman Brothers, Inc.
(4)	Morgan Stanley Capital Services, Inc.
(5)	Barclays Bank PLC
(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.
B185

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Commercial Paper	32.1%
U.S. Government Agency Mortgage-Backed Securities	14.3
Collateralized Mortgage Obligations	13.1
Foreign Treasury Bills	7.5
Foreign Government Bonds	7.4
Financial Services	6.6
U.S. Government Agency Obligations	5.8
Asset-Backed Securities	3.3
Affiliated Money Market Mutual Fund	2.6
Financial – Bank & Trust	2.5
Electronic Components & Equipment	2.1
Retail & Merchandising	1.2
Automobile Manufacturers	1.2
Financial – Brokerage	1.1
Oil & Gas	0.7
U.S. Treasury Obligations	0.7
Utilities	0.5
Food	0.4
Telecommunications	0.4
Entertainment & Leisure	0.3
Technology – Hardware	0.3
Bank Loans	0.2
Certificates of Deposit	0.2
Cable Television	0.2
Hotels & Motels	0.2
Airlines	0.1
Machinery & Equipment	0.1

105.1
Liabilities in Excess of Other Assets	(5.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B186

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

	Moody’s			Principal
	Ratings	Interest	Maturity	Amount	Value
	(Unaudited)	Rate	Date	(000)#	(Note 2)

COMMERCIAL PAPER(n) — 24.6%
Abbey National NA, 144A	P-1	5.24%	03/29/07	11,105	$10,964,374
Amsterdam Funding Corp., 144A	P-1	5.26%	02/01/07	10,000	9,954,706
Amsterdam Funding Corp., 144A	P-1	5.30%	02/08/07	4,028	4,005,466
Bank of America Corp.	P-1	5.26%	03/20/07	3,560	3,519,428
Barton Capital Corp., 144A	P-1	5.30%	01/11/07	2,582	2,578,199
Barton Capital Corp., 144A	P-1	5.28%	01/17/07	30,812	30,739,694
Barton Capital Corp., 144A	P-1	5.30%	01/23/07	37,733	37,610,787
BASF AG, 144A	P-1	5.26%	01/29/07	49,213	49,011,664
Bear Stearns Co., 144A	P-1	5.25%	02/27/07	10,000	9,916,875
Bryant Park Funding, 144A	P-1	5.26%	03/15/07	22,423	22,183,834
Ciesco LP, 144A	P-1	5.26%	01/19/07	22,154	22,095,735
Countrywide Financial Corp.	P-2	5.35%	01/22/07	15,950	15,900,223
Countrywide Financial Corp.	P-2	5.32%	02/02/07	12,000	11,943,253
DaimlerChrysler Revolving Auto Conduit LLC	P-1	5.33%	01/29/07	47,569	47,371,800
Falcon Asset Securities Corp., 144A	P-1	5.31%	01/11/07	1,492	1,489,799
Falcon Asset Securities Corp., 144A	P-1	5.31%	02/07/07	20,000	19,890,850
Falcon Asset Securities Corp., 144A	P-1	5.29%	02/22/07	4,000	3,969,436
Hewlett-Packard Co., 144A	P-1	5.32%	01/31/07	9,000	8,960,100
Hewlett-Packard Co., 144A	P-1	5.31%	02/09/07	5,000	4,971,237
Irish Life And Permanent PLC, 144A	P-1	5.26%	01/17/07	38,100	38,010,931
Irish Life And Permanent PLC, 144A	P-1	5.25%	04/04/07	17,000	16,769,437
PB Finance Delaware, 144A	P-1	5.28%	01/31/07	10,374	10,328,354
Prudential PLC, 144A	P-1	5.24%	03/19/07	35,000	34,607,728

					416,793,910

CERTIFICATES OF DEPOSIT — 30.1%
American Express Centurion(c)		5.32%	07/18/07	14,000	14,000,000
Bank of America NA(c)		5.31%	08/23/07	60,000	60,000,000
Barclays Bank PLC NY(c)		5.295%	04/05/07	30,000	29,998,332
HBOS Treasury Services PLC(c)		5.165%	03/14/07	50,000	50,000,000
Nordea Bank AB,		5.70%	06/28/07	40,000	40,000,000
Skandinaviska Enskilda Banken AB		4.905%	02/01/07	10,000	10,000,041
Skandinaviska Enskilda Banken NY(c)		5.308%	04/04/07	80,000	79,997,033
Societe Generale NY(c)		5.301%	07/02/07	100,000	99,990,694
Suntrust Bank(c)		5.319%	05/01/07	34,665	34,664,817
Suntrust Bank Altanta(c)		5.295%	09/14/07	21,000	20,997,090
Wells Fargo & Co.		4.80%	01/16/07	69,000	69,000,339

					508,648,346

CORPORATE OBLIGATIONS — 39.3%
American Express Credit Corp., MTN(c)	Aa3	5.45%	01/04/08	17,800	17,811,293
American General Finance Corp., 144A, MTN(c)	A1	5.40%	01/15/08	5,000	5,000,000
Caja Madrid Exl.(c)	Aa2	5.369%	10/19/07	24,000	24,000,000
DNB Nor Bank ASA, 144A(c)	Aa3	5.34%	01/25/08	50,000	50,000,000
Goldman Sachs Group, Inc., MTN(c)	NR	5.51%	01/09/07	45,704	45,705,487
Goldman Sachs Group, Inc., MTN(c)	Aa3	5.464%	03/30/07	50,000	50,013,074
HSBC Finance Corp., MTN(c)	Aa3	5.34%	01/04/08	60,000	60,000,000
HSBC Finance Corp., MTN(c)	Aa3	5.409%	06/01/08	24,000	24,005,599
HSBC USA, Inc., Sr. Notes, MTN(c)	AA-(d)	5.35%	01/15/08	500	500,000
Irish Life & Permanent PLC, 144A, MTN(c)	A1	5.39%	01/22/08	2,000	2,000,000
JPMorgan Chase and Co., MTN(c)	Aa3	5.32%	01/02/08	35,000	35,000,000
Merrill Lynch & Co., Notes, MTN(c)	Aa3	5.36%	01/16/08	500	500,108
Merrill Lynch & Co., Inc., MTN(c)	Aa3	5.39%	06/15/07	70,000	70,017,820
Morgan Stanley(c)	Aa3	5.512%	01/12/07	27,938	27,939,229
Morgan Stanley(c)	Aa3	5.499%	02/15/07	45,000	45,008,028
Morgan Stanley(c)	A+(d)	5.505%	07/27/07	40,000	40,034,665
National City Bank Cleveland(c)	Aa3	5.01%	02/14/07	50,000	50,000,000

SEE NOTES TO FINANCIAL STATEMENTS.
B187

AST MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

				Principal
		Interest	Maturity	Amount	Value
		Rate	Date	(000)#	(Note 2)

CORPORATE OBLIGATIONS (Continued)
Nationwide Building Society, 144A(c)	Aa3	5.443%	01/28/08	72,000	$72,028,988
Nationwide Building Society, 144A, MTN(c)	Aa3	5.38%	01/07/08	5,000	5,000,000
Nordea Bank AB(c)	Aa3	5.33%	01/09/08	40,000	40,000,000

					664,564,291

U.S. GOVERNMENT AGENCY OBLIGATION — 3.1%
Federal Home Loan Bank		5.555%	08/15/07	52,000	52,000,000

FUNDING AGREEMENT — 2.2%
Metropolitan Life Insurance Co. (cost $38,000,000; purchased 10/02/06)(c)(h)		5.409%	04/02/07	38,000	38,000,000

Total Investments — 99.3%
(cost $1,680,006,547; Note 6)†					1,680,006,547
Other Assets in Excess of Liabilities — 0.7%					12,089,668

NET ASSETS — 100.0%					$1,692,096,215

The following abbreviations are used in portfolio descriptions:

144A

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN	Medium Term Note
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(h)

Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities – see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $38,000,000. The aggregate market value of $38,000,000 is approximately 2.2% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(n)	Rates shown are the effective yields at purchase date.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 was as follows:

Industry
Corporate Obligations	39.3%
Certificates of Deposit	30.1
Commercial Paper	24.6
U.S. Government Agency Obligations	3.1
Funding Agreement	2.2

99.3
Other Assets in Excess of Liabilities	0.7

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B188

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.5%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth & Income Portfolio	1,779,562	$41,819,698
AST Federated Aggressive Growth Portfolio	740,887	8,512,791
AST International Growth Portfolio	2,539,909	42,035,501
AST International Value Portfolio	2,242,061	42,240,430
AST Large-Cap Value Portfolio	4,119,631	83,051,771
AST Marsico Capital Growth Portfolio	3,427,787	70,098,245
AST Money Market Portfolio	1,832,808	1,832,808
AST Small-Cap Value Portfolio	509,326	8,724,747
AST T. Rowe Price Large-Cap Growth Portfolio*	6,422,316	69,746,355
AST T. Rowe Price Natural Resources Portfolio	286,317	8,412,003

Total Long-Term Investments
(cost $347,370,221)		376,474,349

SHORT-TERM INVESTMENT — 0.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $2,197,330)
	2,197,330	2,197,330

Total Investments(w) — 100.1%
(cost $349,567,551; Note 6)		378,671,679
Liabilities in Excess of Other Assets — (0.1)%		(527,541)

NET ASSETS — 100.0%		$378,144,138

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Large / Mid-Cap Growth	36.9%
Large / Mid-Cap Value	33.0
International Value	11.2
International Growth	11.1
Small-Cap Value	2.3
Small-Cap Growth	2.3
Sector	2.2
Money Market	0.5

99.5
Short-Term Investment	0.6
Liabilities in Excess of Other Assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B189

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.5%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth & Income Portfolio	10,052,408	$236,231,588
AST Federated Aggressive Growth Portfolio	4,143,879	47,613,174
AST Goldman Sachs High Yield Portfolio	4,568,932	38,424,715
AST International Growth Portfolio	14,365,654	237,751,568
AST International Value Portfolio	12,526,996	236,008,598
AST Large-Cap Value Portfolio	23,373,019	471,200,059
AST Marsico Capital Growth Portfolio	19,161,667	391,856,084
AST Money Market Portfolio	24,669,259	24,669,259
AST PIMCO Total Return Bond Portfolio	69,115,880	789,994,504
AST Small-Cap Value Portfolio	2,999,008	51,373,011
AST T. Rowe Price Global Bond Portfolio	2,556,163	29,574,800
AST T. Rowe Price Large-Cap Growth Portfolio*	35,796,515	388,750,157
AST T. Rowe Price Natural Resources Portfolio	1,596,164	46,895,305

Total Long-Term Investments
(cost $2,805,529,765)		2,990,342,822

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $15,161,783)	15,161,783	15,161,783

Total Investments(w) — 100.0%
(cost $2,820,691,548; Note 6)		3,005,504,605

Liabilities in Excess of Other Assets		(161,118)

NET ASSETS — 100.0%		$3,005,343,487

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Core Bonds	26.3%
Large / Mid-Cap Growth	25.9
Large / Mid-Cap Value	23.5
International Growth	7.9
International Value	7.9
Small-Cap Value	1.7
Small-Cap Growth	1.6
Sector	1.6
High Yield	1.3
Global Bonds	1.0
Money Market	0.8

99.5
Short-Term Investment	0.5
Liabilities in Excess of Other Assets	—

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B190

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.5%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth & Income Portfolio	15,274,875	$358,959,573
AST Federated Aggressive Growth Portfolio	6,553,641	75,301,330
AST High Yield Bond Portfolio	4,481,715	37,691,219
AST International Growth Portfolio	21,901,651	362,472,322
AST International Value Portfolio	19,502,372	367,424,687
AST Large-Cap Value Portfolio	35,703,986	719,792,361
AST Marsico Capital Growth Portfolio	29,511,515	603,510,485
AST Money Market Portfolio	19,336,783	19,336,783
AST PIMCO Total Return Bond Portfolio	43,339,536	495,370,896
AST Small-Cap Value Portfolio	4,324,415	74,077,223
AST T. Rowe Price Global Bond Portfolio	8,826	102,121
AST T. Rowe Price Large-Cap Growth Portfolio*	55,024,761	597,568,906
AST T. Rowe Price Natural Resources Portfolio	2,517,627	73,967,880

Total Long-Term Investments
(cost $3,24,824,197)		3,785,575,786

SHORT-TERM INVESTMENT — 0.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $23,129,085)	23,129,085	23,129,085

Total Investments(w) — 100.1%
(cost $3,547,953,282; Note 6)		3,808,704,871
Liabilities in Excess of Other Assets — (0.1)%		(3,065,109)

NET ASSETS — 100.0%		$3,805,639,762

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Large/Mid-Cap Growth	31.6%
Large/Mid-Cap Value	28.3
Core Bonds	13.0
International Value	9.7
International Growth	9.5
Small-Cap Growth	2.0
Small-Cap Value	2.0
Sector	1.9
High Yield	1.0
Money Market	0.5

99.5
Short-Term Investment	0.6
Liabilities in Excess of Other Assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B191

AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.5%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth & Income Portfolio	2,370,649	$55,710,256
AST Federated Aggressive Growth Portfolio	922,426	10,598,674
AST Goldman Sachs High Yield Bond Portfolio	1,576,498	13,258,350
AST International Growth Portfolio	3,236,658	53,566,687
AST International Value Portfolio	2,804,660	52,839,798
AST Large-Cap Value Portfolio	5,096,633	102,748,127
AST Marsico Capital Growth Portfolio	4,305,309	88,043,559
AST Money Market Portfolio	8,994,467	8,994,467
AST PIMCO Total Return Bond Portfolio	24,317,971	277,954,404
AST Small-Cap Value Portfolio	639,598	10,956,309
AST T. Rowe Price Global Bond Portfolio	739,232	8,552,917
AST T. Rowe Price Large-Cap Growth Portfolio*	8,038,972	87,303,231
AST T. Rowe Price Natural Resources Portfolio	366,070	10,755,140

Total Long-Term Investments
(cost $737,393,125)		781,281,919

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $4,230,278)	4,230,278	4,230,278

Total Investments(w) — 100.0%
(cost $741,623,403; Note 6)		785,512,197
Liabilities in Excess of Other Assets		(273,487)

NET ASSETS — 100.0%		$785,238,710

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Core Bonds	35.4%
Large / Mid-Cap Growth	22.3
Large / Mid-Cap Value	20.2
International Growth	6.8
International Value	6.7
High Yield	1.7
Small-Cap Value	1.4
Sector	1.4
Small-Cap Growth	1.4
Money Market	1.1
Global Bonds	1.1

99.5
Short-Term Investment	0.5
Liabilities in Excess of Other Assets	—

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B192

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 99.5%
		Value
	Shares	(Note 2)

AFFILIATED MUTUAL FUNDS
AST AllianceBernstein Growth & Income Portfolio	568,587	$13,361,788
AST Federated Aggressive Growth Portfolio	268,873	3,089,353
AST High Yield Portfolio	993,309	8,353,727
AST International Growth Portfolio	800,072	13,241,188
AST International Value Portfolio	705,334	13,288,488
AST Large-Cap Value Portfolio	1,270,710	25,617,517
AST Marsico Capital Growth Portfolio	1,059,705	21,670,972
AST Money Market Portfolio	6,576,426	6,576,427
AST PIMCO Total Return Bond Portfolio	14,829,468	169,500,815
AST Small-Cap Value Portfolio	181,265	3,105,072
AST T. Rowe Price Global Bond Portfolio	446,903	5,170,668
AST T. Rowe Price Large-Cap Growth Portfolio*	1,988,388	21,593,889
AST T. Rowe Price Natural Resources Portfolio	105,004	3,085,003

Total Long-Term Investments
(cost $292,675,792)		307,654,907

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund – Taxable Money Market Series (cost $1,618,438)	1,618,438	1,618,438

Total Investments(w) — 100.0%
(cost $294,294,230; Note 6)		309,273,345
Other Assets in Excess of Liabilities		104,498

NET ASSETS — 100.0%		$309,377,843

*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Investment Type
Core Bonds	54.8%
Large / Mid-Cap Growth	14.0
Large / Mid-Cap Value	12.6
International Value	4.3
International Growth	4.3
High Yield	2.7
Money Market	2.1
Global Bonds	1.7
Small-Cap Value	1.0
Small-Cap Growth	1.0
Sector	1.0

99.5
Short-Term Investment	0.5
Other Assets in Excess of Liabilities	—

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.
B193

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 108.3%
		Value
COMMON STOCKS — 58.1%	Shares	(Note 2)

Advertising — 0.1%
Focus Media Holding Ltd., ADR (China)*	5,500	$365,145

Aerospace & Defense — 1.4%
Boeing Co. (The)	15,578	1,383,950
General Dynamics Corp.	31,784	2,363,140
Honeywell International, Inc.	27,000	1,221,480
Lockheed Martin Corp.	18,315	1,686,262
Raytheon Co.	17,100	902,880
Thales SA (France)	7,600	379,022
United Technologies Corp.	21,654	1,353,808

		9,290,542

Agricultural Chemicals — 0.1%
Yara International ASA (Norway)	17,700	402,389

Agriculture/Heavy Equipment — 0.1%
Altria Group, Inc.	8,200	703,724

Airlines — 0.3%
Cathay Pacific Air (Hong Kong)	208,100	511,860
Gol-Linhas Aereas Inteligentes SA, ADR (Brazil)	6,700	192,089
Qantas Airways Ltd. (Australia)	171,100	705,235
Singapore Airlines Ltd. (Singapore)	43,500	495,343

		1,904,527

Auto Components
Rieter Holdings AG (Switzerland)	200	104,637

Auto Parts & Related — 0.1%
Compagnie Generale des Establissements Michelin (Class B Stock) (France)	9,600	918,751

Auto/Trucks Parts & Equipment
Calsonic Kansei Corp. (Japan)	55,000	321,667

Automobile Manufacturers — 1.1%
Daimler-Chrysler AG (Germany)	8,400	518,936
Fuji Heavy Industries Ltd. (Japan)	106,700	547,733
General Motors Corp.	17,100	525,312
Honda Motor Co. Ltd. (Japan)	33,500	1,322,217
Toyota Motor Corp. (Japan)	8,400	562,187
Toyota Motor Corp., ADR (Japan)	20,535	2,758,056
Valeo SA (France)	7,900	328,806
Volkswagen AG (Germany)	5,500	623,583

		7,186,830

Automobiles — 0.4%
Nissan Motor Co. Ltd. (Japan)	98,600	1,189,777
PSA Peugeot Citroen SA (France)	8,200	543,383
Renault SA (France)	5,600	672,695

		2,405,855

Automotive Parts — 0.4%
Denso Corp. (Japan)	46,000	1,823,936
GKN PLC (United Kingdom)	72,200	392,998
Yokohama Rubber Co. Ltd. (Japan)	45,000	271,215

		2,488,149

Banking — 0.8%
EFG International (Switzerland)*	11,700	441,211
HBOS PLC (United Kingdom)	160,900	3,566,244
Standard Chartered PLC (United Kingdom)	33,700	984,481

		4,991,936

Banks — 0.5%
Bank of America Corp.	40,000	2,135,600
Bank Rakyat Indonesia (Indonesia)	659,500	378,292
Northern Rock PLC (United Kingdom)	45,000	1,037,926

		3,551,818

Beverages — 0.6%
Anheuser-Busch Cos., Inc.	24,300	1,195,560
Asahi Breweries Ltd. (Japan)	26,700	426,666
Heinekin NV, ADR (Netherlands)	46,925	1,114,727
InBev NV (Belgium)	4,800	316,431
PepsiCo, Inc.	15,782	987,164

		4,040,548

Biotechnology — 0.7%
Genentech, Inc.*	44,457	3,606,796
Genzyme Corp.*	15,500	954,490

		4,561,286

Broadcasting — 0.2%
Liberty Media Holding Corp. - Capital, Series A*	6,900	676,062
Liberty Media Holding Corp. - Interactive, Series A*	32,200	694,554

		1,370,616

Building Materials — 0.2%
Central Glass Co. Ltd. (Japan)	62,000	354,916
Hanson PLC (United Kingdom)	15,100	227,803
Lafarge SA (France)	3,000	446,307

		1,029,026

Building Products — 0.1%
Crane Group Ltd. (Australia)	40,300	421,040

Business Services
KK DaVinci Advisors (Japan)*	195	193,265

Capital Markets — 1.1%
Credit Suisse Group (Switzerland)	18,500	1,294,317
Daiwa Securities Group, Inc. (Japan)	19,000	212,652
Deutsche Bank AG (Germany)	7,400	989,923
Goldman Sachs Group, Inc.	19,632	3,913,639
Nomura Holdings, Inc. (Japan)	37,100	699,882
Tokai Tokyo Securities Co. Ltd. (Japan)	65,000	305,807

		7,416,220

Chemicals — 0.9%
Arkema (France)*	17	874
Asahi Kasei Corp. (Japan)	41,000	268,805
BASF AG (Germany)	13,800	1,345,297

SEE NOTES TO FINANCIAL STATEMENTS.

B194

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Chemicals — (cont’d.)
Bayer AG (Germany)	5,200	$279,100
Denki Kagaku Kogyo Kabushiki Kiasha (Japan)	108,000	448,166
Dow Chemical Co.	10,100	403,394
DuPont, (E.I.) de Nemours & Co.	20,700	1,008,297
Mitsubishi Chemical Holdings Corp. (Japan)	41,500	261,318
Praxair, Inc.	20,726	1,229,674
Syngenta AG (Switzerland)*	3,100	576,750

		5,821,675

Clothing & Apparel
Benetton Group SpA (Italy)	5,600	106,892
Honeys Co. Ltd. (Japan)	4,700	174,584

		281,476

Commercial Banks — 2.6%
ABN AMRO Holding NV (Netherlands)	13,000	417,860
Alliance & Leicester PLC (United Kingdom)	15,400	343,140
Banche Popolari Unite Scpa (Italy)	10,600	291,323
Banco Ambrosiano Veneto SpA (Italy)	42,300	326,652
Banco Bilbao Vizcaya Argentaria SA (Spain)	21,100	508,038
Banco Espirito Santo SA (Portugal)	23,300	418,911
Banco Popolare di Verona e Novara Scrl (Italy)	19,500	559,864
Banco Santander Central Hispano SA (Spain)	73,700	1,375,642
Barclays PLC (United Kingdom)	95,200	1,360,719
BNP Paribas (France)	26,600	2,902,105
Commonwealth Bank of Australia (Australia)	13,200	514,036
Credit Agricole SA (France)	17,400	731,785
Danske Bank SA (Denmark)	15,200	675,400
HSBC Holdings PLC (United Kingdom)	26,100	475,772
Industrial & Commercial Bank of China Ltd. (China)	169,000	325,463
Lloyds TSB Group PLC (United Kingdom)	113,600	1,271,169
Mellon Financial Corp.	25,900	1,091,685
Nordea Bank AB (Sweden)	71,100	1,095,692
Royal Bank of Scotland Group PLC (United Kingdom)	21,000	819,474
San Paolo - IMI SpA (Italy)	8,500	197,479
Societe Generale (France)	1,900	322,540
Suruga Bank Ltd. (Japan)	42,000	520,149
Verwaltungs und Privat Bank AG (Switzerland)	1,500	400,082

		16,944,980

Commercial Services — 0.2%
Capita Group PLC (United Kingdom)	71,300	847,397
SGS Societe Generale (Switzerland)	550	612,967

		1,460,364

Commercial Services & Supplies — 0.2%
Boston Scientific Corp.*	25,800	443,244
Waste Management, Inc.	28,800	1,058,976

		1,502,220

Computer Services
NEC Fielding Ltd. (Japan)	20,600	283,285

Computer Services & Software — 0.7%
Iliad SA (France)	3,100	269,263
Infosys Technologies Ltd., ADR (India)	33,200	1,811,392
Microsoft Corp.	56,600	1,690,076
SAP AG (Germany)	12,600	669,627
TomTom NV (Netherlands)*	10,400	449,195

		4,889,553

Computers — 0.3%
Cap Gemini SA (France)	10,000	627,681
High Tech Computer Corp.	2,200	174,191
International Business Machines Corp.	13,900	1,350,385

		2,152,257

Conglomerates — 0.1%
Citic Pacific Ltd. (Hong Kong)	141,000	484,916

Construction — 0.4%
Interserve PLC (United Kingdom)	18,400	144,468
KB Home	12,892	661,102
Lennar Corp. (Class A Stock)	12,340	647,356
Taylor Woodrow PLC (United Kingdom)	30,000	250,377
Vinci SA (France)	7,600	971,130

		2,674,433

Consumer Finance — 0.1%
American Express Co.	12,900	782,643

Consumer Products — 0.1%
Electrolux AB, Series B (Sweden)*	22,100	442,262

Consumer Products & Services — 1.0%
Avon Products, Inc.	25,300	835,912
Fisher & Paykel Apppliances Holdings Ltd. (New Zealand)	9,200	24,877
L’Oreal (France)	22,300	2,234,268
Newell Rubbermaid, Inc.	30,200	874,290
Pacific Brands Ltd. (Australia)	202,300	416,154
Reckitt Benckiser PLC (United Kingdom)	41,700	1,905,661

		6,291,162

Distribution/Wholesale
Sumitomo Corp. (Japan)	21,000	314,364

Diversified — 0.1%
Anglo American PLC (United Kingdom)	9,900	482,856

Diversified Financial Services — 1.8%
Allco Finance Group Ltd. (Australia)	35,541	360,725
Citigroup, Inc.	62,063	3,456,909
Fannie Mae	11,800	700,802

SEE NOTES TO FINANCIAL STATEMENTS.

B195

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Diversified Financial Services — (cont’d.)
Fortis (Belgium)	20,800	$887,408
ING Groep NV (Netherlands)	26,400	1,170,584
JPMorgan Chase & Co.	51,200	2,472,960
Merrill Lynch & Co., Inc.	11,700	1,089,270
U.S. BanCorp.	38,900	1,407,791

		11,546,449

Diversified Financials — 0.4%
Lehman Brothers Holdings, Inc.	30,517	2,383,988

Diversified Machinery
Volvo, AB (Class B Stock) (Sweden)	3,900	268,604

Diversified Manufacturing — 0.1%
FKI PLC (United Kingdom)	96,800	195,692
Tomkins PLC (United Kingdom)	36,100	173,704

		369,396

Diversified Metals — 0.1%
Zinifex Ltd. (Australia)	29,900	440,703

Diversified Operations — 0.4%
Davis Service Group PLC (United Kingdom)	47,300	466,767
LVMH Moet Hennessy Louis Vuitton (France)	13,300	1,403,650
Mitsui & Co. Ltd. (Japan)	54,000	809,129

		2,679,546

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	33,200	1,186,900
Telestra Corp. Ltd. (Australia)	70,800	231,363
Verizon Communications, Inc.	23,900	890,036

		2,308,299

Electric — 0.1%
Tokyo Electric Power Co. Inc. (Japan)	14,100	455,519

Electric Products
SMK Corp. (Japan)	16,000	115,405

Electric Utilities — 0.2%
Entergy Corp.	11,700	1,080,144

Electronic Components — 0.7%
Alpine Electronics, Inc. (Japan)	12,900	192,650
Fanuc Ltd. (Japan)	8,300	814,577
Hitachi Ltd. (Japan)	16,000	99,662
Hon Hai Precision Industry Co. Ltd., GDR (Taiwan)	70,600	1,007,490
Kansai Electric Power Co., Inc. (The) (Japan)	36,400	979,889
Keyence Corp. (Japan)	3,700	913,305
Scottish Power (United Kingdom)	54,200	793,797

		4,801,370

Electronic Components & Equipment — 0.1%
Sharp Corp. (Japan)	41,000	704,957

Electronic Equipment & Instruments
Alps Electric Co. Ltd. (Japan)	10,600	114,890

Electronics — 0.1%
Samsung Electronic Co. Ltd.	1,900	623,200
Schneider Electric SA (France)	900	99,914

		723,114

Engineering/R&D Services — 0.4%
ABB Ltd. (Switzerland)	138,900	2,490,739

Entertainment — 0.1%
Capcom Co. Ltd. (Japan)	6,100	109,529
Walt Disney Co. (The)	22,700	777,929

		887,458

Entertainment & Leisure — 0.5%
CTC Media, Inc. (Russia)*	6,300	151,263
Las Vegas Sands, Inc.*	33,732	3,018,339

		3,169,602

Equipment Services — 0.1%
Bluescope Steel Ltd. (Australia)	104,700	709,992

Exchange Traded Funds — 9.4%
Consumer Staples Select Sector SPDR Fund
Energy Select Sector SPDR Index Fund	75,695	2,535,026
Health Care Select Sector SPDR Fund	21,450	1,257,614
Industrial Select Sector Fund	96,900	2,536,842
iShares Dow Jones Select Dividend Index Fund	71,960	2,519,320
iShares MSCI EAFE Index Fund	35,610	2,519,051
iShares MSCI Emerging Markets Index Fund	78,150	5,722,143
iShares MSCI Germany Index Fund	11,155	1,273,566
iShares MSCI Japan Index Fund	118,335	3,187,945
iShares MSCI Spain Index Fund	179,450	2,549,984
iShares Russell 1000 Growth Index Fund	59,415	3,184,644
iShares Russell 1000 Value Index Fund	264,050	14,522,750
iShares S&P Global 100 Index Fund	153,000	12,633,210
iShares S&P Global Energy Sector Index Fund	76,850	5,696,122
	11,410	1,271,873

		61,410,090

Farming & Agriculture — 0.4%
AWB Ltd. (Australia)	89,100	216,555
Monsanto Co.	41,276	2,168,228

		2,384,783

Finance – Consumer Loans — 0.1%
Cattles PLC (United Kingdom)	23,300	200,390
Promise Co. Ltd. (Japan)	7,700	238,426

		438,816

Financial – Bank & Trust — 1.3%
Anglo Irish Bank Corp. PLC (Ireland)	44,500	922,837

SEE NOTES TO FINANCIAL STATEMENTS.

B196

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Financial – Bank & Trust — (cont’d.)
China Merchants Bank (Hong Kong)*	68,000	$144,073
Erste Bank der Oesterreichischen Sparkassen AG (Austria)	9,700	743,938
Fifth Third BanCorp.	24,700	1,010,971
HDFC Bank Ltd., ADR (India)	3,300	249,084
State Street Corp.	14,300	964,392
UBS AG (Switzerland)	39,231	2,366,806
Wells Fargo & Co.	54,467	1,936,846

		8,338,947

Financial Services — 1.6%
Alpha Credit Bank (Greece)	7,000	211,603
Ameriprise Financial, Inc.	14,000	763,000
Banco Itau Holding Financeira SA, ADR (Brazil)	15,800	571,170
Bancolombia SA, ADR (Columbia)	11,100	345,765
Eurazeo (France)	4,750	678,437
H&R Block, Inc.	26,300	605,952
Industrial and Commercial Bank of China (China)*	2,525,000	1,567,920
Macquarie Bank Ltd. (Australia)	24,100	1,497,948
Man Group PLC (United Kingdom)	90,900	930,394
National Bank of Greece, ADR (Greece)	87,900	817,470
ORIX Corp. (Japan)	7,600	2,203,940

		10,193,599

Food & Beverage — 0.2%
Coca-Cola Co.	26,800	1,293,100

Food & Staples Retailing — 0.2%
Q.P. Corp. (Japan)	11,400	98,606
Wal-Mart Stores, Inc.	19,600	905,128

		1,003,734

Food Products — 0.1%
General Mills, Inc.	10,900	627,840

Foods — 1.0%
Campbell Soup Co.	13,300	517,237
Casino Guichard Perrachon SA (France)	3,500	325,259
Dairy Crest Group PLC (United Kingdom)	13,100	174,161
Greggs PLC (United Kingdom)	5,400	454,643
Groupe Danone (France)	13,700	2,076,114
IAWS Group PLC (Ireland)	9,700	248,406
Koninklijke Numico NV (Netherlands)	10,900	586,331
Nestle SA (Switzerland)	3,830	1,361,009
RHM PLC (United Kingdom)	66,200	490,282
Tate & Lyle PLC (United Kingdom)	2,300	34,608

		6,268,050

Forest Products & Paper — 0.1%
Stora Enso Oyj (Class R Stock) (Finland)	40,900	647,878

Gas Distribution
Centrica PLC (United Kingdom)	34,700	240,854

Healthcare Providers & Services — 0.9%
UnitedHealth Group, Inc.	111,445	5,987,940

Healthcare Services — 0.4%
Burlington North Santa Fe Corp.	31,948	2,358,082

Hotels & Motels — 0.4%
MGM Mirage*	34,493	1,978,174
Station Casinos, Inc.	10,108	825,520

		2,803,694

Hotels, Restaurants & Leisure — 0.2%
Starbucks Corp.*	30,931	1,095,576

Household Products — 0.4%
Procter & Gamble Co.	38,537	2,476,773

Household Products / Wares
Husqvarna AB (Class B Stock) (Sweden)*	2,100	32,822

Independent Power Producers & Energy Traders — 0.1%
NRG Energy, Inc.*	7,034	393,974

Industrial Conglomerates — 0.6%
General Electric Co.	67,700	2,519,117
Tyco International Ltd.	46,300	1,407,520

		3,926,637

Industrial Products — 0.2%
Rolls-Royce Group PLC (Class B Stock) (United Kingdom)*	4,466,390	8,499
Rolls-Royce Group PLC (United Kingdom)*	181,600	1,592,062

		1,600,561

Instruments – Controls
Rotork PLC (United Kingdom)	16,800	274,666

Insurance — 1.9%
Aegon N.V. (Netherlands)	23,300	444,132
American International Group, Inc.	16,400	1,175,224
Aviva PLC (United Kingdom)	8,300	133,585
Baloise Holding (Switzerland)	6,100	609,750
Brit Insurance Holdings PLC (United Kingdom)	80,000	494,586
CNP Assurances (France)	1,500	167,514
Fondiaria SAI SpA (Italy)	6,900	330,085
Genworth Financial, Inc. (Class A Stock)	14,400	492,624
Hartford Financial Services Group, Inc.	9,700	905,107
Irish Life & Permanent PLC (Ireland)	25,000	689,723
Legal & General PLC (United Kingdom)	123,900	382,085
Lincoln National Corp.	9,400	624,160
Manulife Financial Corp. (Canada)	36,000	1,214,767
Marsh & McLennan Cos., Inc.	54,100	1,658,706
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	259,400	774,548
St. Paul Travelers Cos., Inc. (The)	13,800	740,922
Swiss Re (Switzerland)	10,400	884,235
Zurich Financial Services AG (Switzerland)	1,700	457,612

		12,179,365

SEE NOTES TO FINANCIAL STATEMENTS.

B197

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Investment Firms — 0.2%
Morgan Stanley	15,400	$1,254,022

Iron / Steel
Ssab Svenskt Stal AB, Series B (Sweden)	8,700	196,342

Machinery — 0.2%
Georg Fischer AG (Switzerland)*	500	323,964
Heidelberger Druckmaschinen AG (Germany)	7,100	336,279
MAN AG (Germany)	3,800	343,407

		1,003,650

Machinery – Construction & Mining — 0.1%
Komatsu Ltd. (Japan)	40,000	809,595

Manufacturing — 0.1%
Hoya Corp. (Japan)	18,100	705,481

Media — 1.2%
CBS Corp. (Class B Stock)	11,700	364,806
Comcast Corp. (Class A Stock)*	91,993	3,894,064
Dow Jones & Co., Inc.	12,700	482,600
Modern Times Group (Class B Stock) (Sweden)*	4,100	269,502
Naspers Ltd. (Class N Stock) (South Africa)	10,600	250,897
New York Times Co. (Class A Stock)	23,600	574,896
Time Warner, Inc.	66,800	1,454,904
Viacom, Inc. (Class B Stock)*	13,600	558,008

		7,849,677

Media – Cable — 0.1%
Jupiter Telecommunications Co. Ltd. (Japan)*	505	407,053

Medical Supplies & Equipment — 0.7%
Amylin Pharmaceuticals, Inc.*	17,040	614,633
Essilor International SA (France)	7,500	806,382
Johnson & Johnson	18,600	1,227,972
Luxottica Group SpA (Italy)	44,800	1,376,733
Nipro Corp. (Japan)	8,000	146,356
Nobel Biocare Holding AG (Switzerland)	1,420	419,824

		4,591,900

Metals & Mining — 0.3%
Boehler-Uddeholm AG (Austria)	7,100	497,670
NSK Ltd. (Japan)	10,000	98,512
Nucor Corp.	7,200	393,552
Rautaruukki Oyj (Finland)	6,100	242,776
ThyssenKrupp AG (Germany)	21,000	989,360

		2,221,870

Mining — 0.1%
Vedanta Resources PLC (United Kingdom)	18,600	444,669

Multimedia — 0.1%
Vivendi (France)	16,700	652,745

Office Equipment — 0.4%
Canon, Inc. (Japan)	29,500	1,660,854
OCE NV (Netherlands)	18,100	296,032
Ricoh Co. Ltd. (Japan)	23,000	468,402

		2,425,288

Oil & Gas — 2.1%
Baker Hughes, Inc.	24,200	1,806,772
Eni SpA (Italy)	38,300	1,288,211
Exxon Mobil Corp.	27,300	2,091,999
Motor Oil Hellas Corinth Refineries SA (Greece)	3,000	77,302
Murphy Oil Corp.	18,000	915,300
NiSource, Inc.	39,100	942,310
Norsk Hydro, ASA (Norway)	24,100	747,907
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	63,300	2,218,530
Royal Dutch Shell PLC, ADR (United Kingdom)	11,000	778,690
Total SA (France)	9,300	670,906
Total SA, ADR (France)	29,600	2,128,832

		13,666,759

Oil & Gas Exploration/Production
Tullow Oil PLC (United Kingdom)	27,300	212,743

Oil, Gas & Consumable Fuels — 2.0%
Acergy SA (United Kingdom)*	18,600	357,968
BG Group PLC (United Kingdom)	137,010	1,859,063
BP PLC (United Kingdom)	121,300	1,347,831
Cairn Energy PLC (United Kingdom)*	12,800	450,868
Chevron Texaco Corp.	27,800	2,044,134
Cosmo Oil Co. Ltd. (Japan)	36,000	146,180
Nippon Oil Corp. (Japan)	103,000	688,806
Osaka Gas Co. Ltd. (Japan)	189,000	702,486
Petroleo Brasileiro SA, ADR (Brazil)	7,000	649,320
Repsol YPF SA (Spain)	25,800	892,298
Saipem SpA (Italy)	52,000	1,355,000
Sasol Ltd. (South Africa)	7,200	265,681
Schlumberger Ltd.	27,926	1,763,806
Suncor Energy, Inc. (Canada)	8,700	684,794

		13,208,235

Paper & Forest Products — 0.4%
Bowater, Inc.	13,600	306,000
DS Smith PLC (United Kingdom)	101,000	387,602
Hokuetsu Paper Mills Ltd. (Japan)	11,000	61,833
International Paper Co.	33,700	1,149,170
New Oji Paper Co. Ltd. (Japan)	22,000	116,553
Nippon Unipac Group, Inc. (Japan)	150	564,868
Rengo Co. Ltd. (Japan)	6,000	38,307

		2,624,333

Pharmaceuticals — 1.3%
Altana AG (Germany)	5,100	316,415
AstraZeneca PLC (United Kingdom)	5,200	279,381
Bristol-Myers Squibb Co.	15,600	410,592
GlaxoSmithKline PLC (United Kingdom)	22,600	594,725

SEE NOTES TO FINANCIAL STATEMENTS.

B198

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Pharmaceuticals — (cont’d.)
Kyowa Hakko Kogyo Co. Ltd. (Japan)	40,000	$341,863
Merck & Co., Inc.	34,700	1,512,920
Pfizer, Inc.	50,400	1,305,360
Roche Holding AG (Switzerland)	7,800	1,398,687
Santen Pharmaceutical Co. Ltd. (Japan)	3,200	90,016
Schering-Plough Corp.	33,800	799,032
Tanabe Seiyaku Co. Ltd. (Japan)	41,100	537,460
Wyeth	16,700	850,364

		8,436,815

Pipelines
Spectra Energy Corp.*	900	24,975

Printing — 0.1%
Toppan Printing Co. Ltd. (Japan)	31,000	341,528

Printing & Publishing
Idearc, Inc.*	980	28,077

Real Estate — 0.9%
Aeon Mall Co. Ltd. (Japan)	9,900	559,022
CapitaLand Ltd. (Singapore)	394,000	1,585,502
CB Richard Ellis Group, Inc.*	23,751	788,533
Hopson Development Holdings Ltd. (Hong Kong)	64,000	180,908
Li & Fung Ltd. (Hong Kong)	345,000	1,071,167
ProLogis	12,007	729,665
Raiffeisen International Bank Holding AG (Austria)	3,900	594,666
St. Joe Co. (The)	7,348	393,632

		5,903,095

Recreational Vehicles — 0.1%
Yamaha Motor Co. Ltd. (Japan)	28,500	895,862

Retail — 0.2%
Esprit Holdings Ltd. (Hong Kong)	78,500	874,369
Rallye SA (France)	7,700	417,043
Valora Holding AG (Switzerland)	600	164,834

		1,456,246

Retail & Merchandising — 1.8%
Cencosud SA, ADR (Chile)	9,000	422,311
DSG International PLC (United Kingdom)	81,300	304,837
Federated Department Stores, Inc.	46,280	1,764,656
Home Depot, Inc. (The)	26,500	1,064,240
Industria de Diseno Textil SA (Spain)	28,400	1,529,937
Nordstrom, Inc.	7,442	367,188
RadioShack Corp.	23,700	397,686
Shoppers Drug Mart Corp. (Canada)	17,700	760,274
Target Corp.	27,620	1,575,721
Wal-Mart de Mexico SA de CV (Mexico)	325,910	1,433,908
Yamada Denki Co. Ltd. (Japan)	3,800	322,549
Yum! Brands, Inc.	26,584	1,563,139

		11,506,446

Rubber/Plastic Products — 0.1%
Kureha Corp. (Japan)	77,000	353,598

Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp.	79,735	1,614,634

Specialty Retail — 0.3%
Bijou Brigitte AG (Germany)	650	128,232
Lowe’s Cos., Inc.	63,519	1,978,617

		2,106,849

Steel Producers/Products — 0.2%
Nippon Steel Corp. (Japan)	89,000	510,596
Smorgon Steel Group Ltd. (Australia)	229,600	336,815
Voestalpine AG (Austria)	6,000	338,750

		1,186,161

Telecommunications — 2.9%
America Movil SA de CV, Series L (Mexico)	512,800	1,156,328
America Movil SA de CV, Series L, ADR (Mexico)	27,147	1,227,587
BT Group PLC (United Kingdom)	208,300	1,229,661
Carphone Warehouse Group (United Kingdom)	57,400	352,899
China Mobile Ltd. (Hong Kong)	161,500	1,392,122
Cisco Systems, Inc.*	109,248	2,985,748
Deutsche Telekom AG (Germany)	17,100	312,407
Foxconn International Holdings Ltd. (Hong Kong)*	73,000	238,094
Koninklijke (Royal) KPN NV (Netherlands)	66,600	946,844
Mobileone Ltd. (Singapore)	171,000	239,073
Nippon Telegraph and Telephone Corp. (Japan)	160	789,038
NTT Docomo, Inc. (Japan)	460	727,872
PT Telekomunikasi (Indonesia)	302,000	340,381
Qwest Communications International, Inc.*	60,000	502,200
Swisscom AG (Switzerland)	2,400	908,494
Telefonaktiebolaget LM Ericsson (Class B Stock) (Sweden)	234,000	945,099
Telefonica SA (Spain)	24,500	521,339
Tesco PLC (United Kingdom)	272,800	2,160,586
Uniden Corp. (Japan)	18,000	123,288
Vodafone Group PLC (United Kingdom)	586,200	1,624,093

		18,723,153

Thrifts & Mortgage Finance — 0.1%
Bradford & Bingley PLC (United Kingdom)	50,700	466,816

Transportation — 0.9%
FedEx Corp.	22,091	2,399,524
Kuehne & Nagel International AG (Switzerland)	8,400	611,129
Neptune Orient Lines Ltd. (Singapore)	58,000	78,720
SEE NOTES TO FINANCIAL STATEMENTS.

B199

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS		Value
(Continued)	Shares	(Note 2)

Transportation — (cont’d.)
Union Pacific Corp.	32,112	$2,954,946

		6,044,319

Utilities — 0.7%
Duke Energy Corp.*	33,000	1,095,930
E.ON AG (Germany)	10,400	1,411,698
Energias de Portugal SA (Portugal)	78,800	399,435
Hokkaido Electric Power Co., Inc. (Japan)	15,400	393,305
Illinois Tool Works, Inc.	14,400	665,136
Kyushu Electric Power Co., Inc. (Japan)	14,100	371,832
Tohoku Electric Power Co., Inc. (Japan)	4,600	114,979

		4,452,315

Water — 0.2%
Veolia Environment (France)	19,000	1,464,722

Wireless Telecommunication Services — 0.2%
Alltel Corp.	8,400	508,032
Sprint Nextel Corp.	50,500	953,945

		1,461,977

Total Common Stocks
(cost $347,556,591)		378,446,323

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 17.0%
Federal Home Loan Bank
5.50%	06/30/08	900	900,180
Federal Home Loan Mortgage Corp.
5.50%	06/12/08	1,100	1,100,108
4.685%	03/01/35	443	436,237
4.813%	06/01/35	556	547,912
4.988%	04/01/35	413	409,525
Federal National Mortgage Assoc.
4.50%	04/01/13	1,486	1,456,203
4.50%	TBA	1,000	964,375
5.00%	02/01/36-03/01/36	8,390	8,101,707
5.00%	TBA	2,000	1,930,624
5.11%	06/01/35	563	564,399
5.50%	TBA	1,900	1,877,437
5.958%	07/01/44	278	280,287
6.00%	03/01/36-01/01/37	20,818	20,959,101
6.00%	TBA	1,000	1,006,507
6.00%	TBA	53,100	53,448,442
6.00%	TBA	9,000	9,059,058
6.027%	11/01/42-06/01/43	2,247	2,258,826
6.50%	TBA	3,000	3,056,250
Government National Mortgage Assoc.
6.00%	04/15/36-07/15/36	2,471	2,505,802

Total U.S. Government Agency Mortgage
Backed Securities
(cost $110,975,448)			110,862,980

U.S. TREASURY OBLIGATIONS — 14.7%
U.S. Treasury Bonds — 0.3%
4.50%	02/15/36	2,000	1,901,876
8.125%	08/15/21	150	200,191

			2,102,067

U.S. Treasury Inflationary Index Bonds (TIPS) — 10.3%
0.875%	04/15/10	4,800	4,847,144
1.625%	01/15/15	2,000	1,989,426
1.875%	07/15/13-07/15/15	9,500	9,579,300
2.00%	01/15/16-01/15/26	9,800	9,416,315
2.375%	04/15/11-01/15/25	8,950	9,137,165
2.50%	07/15/16	10,900	10,973,814
3.00%	07/15/12	1,000	1,154,961
3.375%	01/15/07	3,500	4,450,077
3.625%	01/15/08-04/15/28	4,800	6,913,324
3.875%	01/15/09-04/15/29	6,000	8,430,087

			66,891,613

U.S. Treasury Notes — 3.8%
3.50%	02/15/10	500	482,422
3.875%	09/15/10-02/15/13	4,850	4,643,289
4.25%	01/15/11-08/15/13	2,400	2,356,845
4.375%	12/31/07-11/15/08	3,800	3,772,867
4.50%	11/15/10-11/15/15	800	793,485
4.625%	11/30/08-10/31/11	4,000	3,985,468
4.875%	04/30/11-08/15/16	2,950	2,973,503
5.125%	06/30/11	3,000	3,050,625
5.375%	02/15/31	2,750	2,945,723

			25,004,227

U.S. Treasury Strip — 0.3%
4.75%	05/15/14	2,250	1,596,357

Total U.S. Treasury Obligations
(cost $97,446,184)			95,594,264

		Moody’s
		Ratings
		(Unaudited)

ASSET-BACKED SECURITIES — 6.2%
Aames Mortgage Investment Trust,
Series 2006-1, Class A1
5.38%	04/25/36	Aaa	96	96,148
Ace Securities Corp.,
Series 2006-ASP4, Class A2A(c)
5.37%	08/25/36	Aaa	165	165,380
Series 2006-CW1, Class A2A(c)
5.37%	07/25/36	Aaa	79	79,076
Series 2006-FM2, Class A2A(c)
5.37%	08/25/36	Aaa	276	275,806
Series 2006-HE1, Class A2A(c)
5.43%	02/25/36	Aaa	96	96,446
Series 2006-HE2, Class A2A(c)
5.41%	05/25/36	Aaa	109	108,548

SEE NOTES TO FINANCIAL STATEMENTS.

B200

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Series 2006-HE4, Class A2A(c)
5.38%	10/25/36	Aaa	183	$183,169
American Express Credit Account Master Trust,
Series 2002-3, Class A(c)
5.46%	12/15/09	Aaa	200	200,094
Ameriquest Mortgage Securities, Inc.,
Series 2004-R4, Class A1A, 144A(c)
5.68%	06/25/34	Aaa	39	39,292
Argent Securities, Inc.,
Series 2005-W4, Class A2A(c)
5.49%	02/25/36	Aaa	23	23,038
Series 2006-M2, Class A2A(c)
5.37%	09/25/36	Aaa	242	241,527
Series 2006-M3, Class A2A(c)
5.37%	10/25/36	Aaa	445	444,814
Series 2006-W5, Class A2A(c)
5.39%	06/25/36	Aaa	446	446,287
Arkle Master Issuer PLC,
Series 2006-1A, Class 1A, 144A
5.33%	11/17/07	Aaa	300	300,517
Asset Backed Funding Certificates,
Series 2004-OPT5, Class A1(c)
5.70%	06/25/34	Aaa	256	256,409
Series 2006-HE1, Class A2A
5.38%	01/25/36	Aaa	491	491,324
Series 2006-OPT1, Class A3A(c)
5.36%	09/25/36	Aaa	282	282,300
Series 2006-OPT2, Class A3A
5.38%	10/25/36	Aaa	155	155,131
Asset Backed Securities Corp. Home Equity,(c)
Series 2004-HE6, Class A1
5.625%	09/25/34	Aaa	62	61,825
Series 2006-HE7, Class A2
5.37%	11/25/36	Aaa	292	291,811
Bank One Issuance Trust,
Series 2004-A2, Class A2(c)
5.38%	10/15/09	Aaa	500	500,040
Bear Stearns Asset Backed Securities, Inc.,
Series 2006-AQ1, Class 2A1(c)
5.40%	09/25/36	Aaa	195	194,712
Series 2006-HE9, Class 1A1(c)
5.37%	09/25/36	Aaa	289	289,345
Carrington Mortgage Loan Trust,
Series 2006-NC5, Class A1(c)
5.40%	12/25/36	Aaa	500	499,844
Centex Home Equity,
Series 2006-A, Class AV1(c)
5.40%	06/25/36	Aaa	134	134,089
Chase Credit Card Master Trust,(c)
Series 2002-5, Class A
5.45%	10/15/09	Aaa	300	300,141
Series 2003-3, Class A
5.46%	10/15/10	Aaa	300	300,574
Series 2004-2, Class A
5.39%	09/15/09	Aaa	300	300,063
Chase Issuance Trust,
Series 2005-A1, Class A1(c)
5.36%	12/15/10	Aaa	300	300,094
Chase Manhattan Auto Owner Trust,(c)
Series 2002-7, Class A
5.47%	02/15/10	Aaa	300	300,281
Series 2006-B, Class A2
5.28%	10/15/09	Aaa	600	600,044
Citibank Credit Card Issuance Trust,(c)
Series 2003-A1, Class A1
5.474%	01/15/10	Aaa	500	500,660
Series 2003-A4, Class A4
5.46%	03/20/09	Aaa	100	100,020
Series 2003-A11, Class A11
5.424%	10/15/09	Aaa	200	200,108
Citigroup Mortgage Loan Trust, Inc.,(c)
Series 2004-RES1, Class A1
5.65%	11/25/34	Aaa	7	7,399
Series 2006-WFH4, Class A1
5.37%	11/25/36	Aaa	295	295,218
Countrywide Asset-Backed Certificates,
Series 2006-11, Class 3AV1(c)
5.41%	06/29/36	Aaa	230	229,644
Series 2006-13, Class 3AV1
5.40%	07/25/46	Aaa	162	161,647
Series 2006-15, Class A1(c)
5.46%	10/25/46	Aaa	285	284,744
Series 2006-17, Class 2A1
5.37%	10/25/46	Aaa	184	184,264
Series 2006-21, Class 2A1
5.37%	12/25/46	Aaa	297	297,389
Series 2006-23, Class 2A1
5.40%	11/25/37	Aaa	198	197,785
Series 2006-24, Class 2A1
5.37%	12/25/47	Aaa	500	500,627
Series 2006-25, Class 2A1(c)
5.42%	01/25/46	Aaa	900	900,846
Countrywide Home Loans,
Series 2005-3 1A3, Class 1A3(c)
5.59%	04/25/35	Aaa	48	47,894
Credit Based Asset Servicing & Securitization LLC,
Series 2006-CB9, Class A1(c)
5.41%	11/25/36	Aaa	491	490,532
Daimler Chrysler Auto Trust,
Series 2006-D, Class A1, 144A
5.329%	12/08/07	AAA(d)	900	900,291
Fannie Mae Grantor Trust,
Series 2005-T4, Class A1B(c)
5.44%	09/25/35	Aaa	295	294,820
First Franklin Mortgage Loan Asset Backed Certificates,(c)
Series 2006-FF15, Class A3
5.37%	11/25/36	Aaa	680	680,690
Series 2006-FF16, Class 2A1
5.37%	12/25/36	Aaa	291	290,895
Series 2006-FF18, Class A2A
5.42%	12/01/36	Aaa	400	400,251
Ford Credit Auto Owner Trust,
Series 2006-A, Class A2B (c)
5.36%	09/15/08	Aaa	51	51,162

SEE NOTES TO FINANCIAL STATEMENTS.

B201

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Series 2006-B, Class A1, 144A
5.405%	09/15/07	Aaa	164	$163,873
Fremont Home Loan Trust,(c)
Series 2005-E, Class 2A2
5.52%	01/25/36	Aaa	300	300,141
Series 2006-3, Class 2A1
5.39%	02/27/37	Aaa	184	184,223
Series 2006-HE7, Class A2A(c)
5.36%	11/25/46	Aaa	574	573,621
Series 2006-NC1, Class A1(c)
5.42%	02/25/36	Aaa	55	54,944
Honda Auto Receivables Owner Trust,
Series 2006-2, Class A2
5.42%	12/22/08	Aaa	300	300,203
Series 2006-3, Class A1
5.342%	11/15/07	Aaa	234	234,070
Household Home Equity Loan Trust
Series 2006-4, Class A1V(c)
5.42%	03/20/36	Aaa	500	500,627
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 2A1(c)
5.40%	12/25/36	Aaa	887	885,767
Hyundai Auto Receivables Trust,
Series 2006-B, Class A1(c)
5.348%	11/15/07	Aaa	225	224,776
Indymac Residential Asset Backed Trust,(c)
Series 2006-D, Class 2A1
5.37%	11/25/36	Aaa	180	180,282
Series 2006-E, Class 2A1
5.41%	04/25/37	Aaa	500	499,063
JPMorgan Mortgage Acquisition Corp.,
Series 2005-0PT1, Class A3(c)
5.56%	06/25/35	Aaa	270	270,032
Series 2006-CH1, Class A2
5.37%	11/25/28	Aaa	275	275,124
Series 2006-CH2, Class AV2(c)
5.40%	10/25/36	Aaa	193	193,296
Series 2006-CW2, Class AV2(c)
5.36%	08/25/36	Aaa	143	142,525
Series 2006-HE3, Class A2
5.42%	11/25/36	Aaa	259	259,009
Series 2006-WMC, Class A2(c)
5.37%	8/25/28	Aaa	174	174,165
Series 2006-WMC1, Class A2
5.42%	03/25/36	Aaa	605	605,128
Series 2006-WMC3, Class A3(c)
5.43%	08/25/36	Aaa	200	200,003
Lehman XS Trust,(c)
Series 2006-11, Class 1A1
5.40%	06/25/46	Aaa	149	148,604
Series 2006-16N, Class A1A
5.43%	11/25/46	Aaa	380	379,994
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1(c)
5.63%	10/25/34	Aaa	125	125,243
Series 2005-Wl2, Class 3A1(c)
5.50%	08/25/35	Aaa	138	137,881
Series 2006-6, Class 2A1
5.36%	8/25/36	Aaa	148	147,753
Series 2006-10, Class 2A1
5.36%	11/25/36	Aaa	293	292,796
Master Asset Backed Securities Trust,(c)
Series 2005-NC2, Class A1
5.46%	11/25/35	Aaa	118	118,332
Series 2006-AM3, Class A1
5.38%	10/27/36	Aaa	258	258,115
Series 2006-HE5, Class A1
5.41%	11/25/36	Aaa	500	500,627
MBNA Credit Card Master Note Trust,(c)
Series 2000-D, Class C, 144A
8.40%	09/15/09	BBB(d)	100	100,821
Series 2002-A4, Class A4
5.46%	08/17/09	Aaa	1,300	1,300,377
MBNA Master Credit Card Trust,(c)
Series 1998-E, Class A
5.652%	09/15/10	Aaa	300	300,772
Series 2003-A3, Class A3
5.47%	08/16/10	Aaa	300	300,469
Merrill Lynch Mortgage Investors Trust,(c)
Series 2006-MLN1, Class A2A
5.39%	07/25/37	Aaa	183	183,215
Series 2006-RM3, Class A2A
5.35%	06/25/37	Aaa	230	229,640
Series 2006-RM4, Class A2A
5.40%	09/25/37	Aaa	190	190,378
Series 2006-RM5, Class A2A
5.44%	10/25/37	Aaa	549	548,734
Morgan Stanley ABS Capital I,(c)
Series 2006-HE4, Class A1
5.39%	06/25/36	Aaa	206	205,882
Series 2006-HE7, Class A2A
5.37%	09/25/36	Aaa	467	466,962
Series 2006-NC2, Class A2B
5.47%	02/25/36	Aaa	400	400,198
Series 2006-NC5, Class A2A
5.36%	10/25/36	Aaa	288	287,627
Series 2006-NC5, Class A2B
5.43%	12/25/36	Aaa	300	299,859
Morgan Stanley Home Equity Loans,
Series 2006-2, Class A2(c)
5.46%	02/25/36	Aaa	300	299,906
Nelnet Student Loan Trust,(c)
Series 2005-1, Class A2
5.387%	01/26/15	Aaa	427	427,190
Series 2006-2, Class A1
5.347%	10/27/14	Aaa	326	326,190
Series 2006-3, Class A1
5.338%	09/25/12	Aaa	500	500,000
New Century Home Equity Loan Trust,
Series 2005-D, Class A2B(c)
5.49%	02/25/36	Aaa	400	400,140
NewCastle Mortgage Securities Trust,
Series 2006-1, Class A1(c)
5.42%	03/25/36	Aaa	55	55,036

SEE NOTES TO FINANCIAL STATEMENTS.

B202

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

ASSET-BACKED SECURITIES (Continued)
Nissan Auto Receivables Owner Trust,
Series 2006-B, Class A2(c)
5.18%	08/15/08	Aaa	100	$99,947
Option One Mortgage Loan Trust,(c)
Series 2006-2, Class 2A1
5.40%	07/25/36	Aaa	212	212,419
Series 2006-3, Class 2A1
5.36%	02/25/37	Aaa	283	282,602
Residential Asset Mortgage Products,(c)
Series 2006-RS6, Class A1
5.39%	11/25/36	Aaa	91	91,081
Series 2006-RZ4, Class A1A
5.40%	08/25/36	Aaa	189	189,124
Series 2006-RZ5, Class A1A
5.45%	08/25/46	Aaa	400	400,202
Residential Asset Securities Corp.,(c)
Series 2006-EMX8, Class A1A
5.40%	10/25/36	Aaa	188	187,717
Series 2006-EMX9, Class 1A1
5.39%	11/25/36	Aaa	577	577,011
Series 2006-KS7, Class A1
5.37%	09/25/36	Aaa	270	269,871
Series 2006-KS9, Class AI1
5.42%	11/25/36	Aaa	671	671,350
Saxon Asset Securities Trust,
Series 2006-3, Class A1(c)
5.38%	11/25/36	Aaa	182	181,890
Securitized Asset Backed Receivables,(c)
Series 2006-NC3, Class A2A
5.37%	09/25/36	Aaa	270	269,550
Series 2006-WM4, Class A2A
5.43%	11/25/36	Aaa	400	400,188
SLC Student Loan Trust,
Series 2006-1, Class A1(c)
5.33%	12/15/10	Aaa	59	59,191
SLM Student Loan Trust,
Series 2000-1, Class A2L(c)
5.557%	01/25/13	Aaa	59	59,048
Sound View Equity Loan Trust,
Series 2006-WF1, Class A1A(c)
5.42%	10/25/36	Aaa	275	275,349
Sound View Home Equity Loan Trust,(c)
Series 2005-OPT1, Class 2A3
5.58%	06/25/35	Aaa	277	277,682
Series 2006-3, Class A1, 144A
5.36%	11/25/36	Aaa	225	225,529
Series 2006-EQ1, Class A1
5.37%	09/01/36	Aaa	181	180,801
Series 2006-EQ2, Class A1
5.386%	01/25/37	Aaa	400	400,251
Series 2006-NLC1, Class A1, 144A
5.436%	11/25/36	Aaa	583	583,091
Series 2006-OPT3, Class 2A1
5.41%	06/25/36	Aaa	211	210,908
Specialty Underwritiing & Residential Finances,
Series 2006-BC5, Class A2B(c)
5.395%	11/25/37	Aaa	289	288,414
Structured Asset Investment Loan Trust,(c)
Series 2005-11, Class A4
5.44%	01/25/36	Aaa	193	192,726
Series 2006-4, Class A3
5.37%	07/25/36	Aaa	220	219,594
Structured Asset Securities Corp.,(c)
Series 2006-BC3, Class A2
5.37%	11/25/36	Aaa	464	463,747
Series 2006-WF4, Class A2
5.43%	11/25/35	Aaa	231	230,891
Triad Auto Receivables Owner Trust,
Series 2006-C, Class A1(c)
5.341%	11/13/07	Aaa	447	446,705
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1(c)
5.41%	10/25/36	Aaa	485	485,094
Washington Mutual, Inc.,(c)
Series 2003-AR1, Class 2A
5.376%	02/25/33	Aaa	189	188,037
Series 2005-AR6, Class 2AB1
5.54%	04/25/45	Aaa	29	29,054
Series 2006-AR13, Class 2A
5.777%	10/25/46	Aaa	490	493,402
Wells Fargo Home Equity Trust,(c)
Series 2005-2, Class: AI1A, 144A
5.58%	10/25/35	Aaa	199	199,244
Series 2005-3, Class AII2, 144A
5.59%	11/25/35	Aaa	200	200,399
Series 2005-4, Class AII1, 144A
5.47%	12/25/35	Aaa	114	113,920
Series 2006-3, Class A1
5.38%	01/25/37	Aaa	500	500,705

Total Asset-Backed Securities
(cost $40,275,412)				40,285,402

CORPORATE BONDS — 5.0%
Advertising
Omnicom Group, Inc., Gtd. Notes
5.90%	04/15/16	Baa1	200	202,114

Aerospace
Goodrich Co., Notes
6.29%	07/01/16	Baa3	100	102,803

Automobiles — 0.1%
DaimlerChrysler NA Holding Corp., Gtd. Notes(c)
5.833%	09/10/07	A3	400	400,867

Automotive Parts
Autozone, Inc., Notes
6.50%	07/15/08	Baa2	100	101,151

Banks — 0.6%
Bank of America Corp., Sr. Notes
5.36%	12/18/08	Aa1	750	749,612
Banque Centrale de Tunisie, Unsub. Notes (Tunisia)
7.375%	04/25/12	Baa3	100	108,300
BNP Paribas, Sub. Notes, 144A (France)
5.186%	06/29/49	A1	200	192,016
HSBC Holdings PLC, Sub. Notes (United Kingdom)
6.50%	05/02/36	Aa3	900	968,193

SEE NOTES TO FINANCIAL STATEMENTS.

B203

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

CORPORATE BONDS (Continued)
Banks — (cont’d.)
Korea Development Bank, Notes (Korea)
4.25%	11/13/07	A3	31	$30,665
Rabobank Capital Funding Trust III, Gtd. Notes, 144A
5.254%	12/29/49	Aa2	200	192,831
UFJ Finance Aruba AEC, Bank Gtd. (Aruba)
8.75%	11/29/49	A2	400	422,308
VTB Capital SA for Vneshtorgbank, Sr. Notes, 144A (Luxembourg)
5.976%	08/01/08	A1	300	300,150
Wells Fargo Capital, Bonds
5.95%	12/15/36	Aa3	100	98,009
Westpac Banking Corp., Sr. Unsec`d. Notes
5.309%	06/06/08	Aa3	700	700,183

				3,762,267

Construction
DR Horton, Inc., Unsub. Notes
6.00%	04/15/11	Baa3	100	100,438

Consumer Products & Services
Fedex Corp., Gtd. Notes(c)
5.455%	08/08/07	Baa2	200	200,247

Containers & Packaging
Sealed Air Corp., Notes, 144A
5.625%	07/15/13	Baa3	100	98,946

Diversified Financial Services — 0.4%
General Electric Capital Corp., Notes
5.401%	03/16/09	Aaa	500	500,139
GMAC LLC, Sr. Unsub. Notes
6.00%	12/15/11	Ba1	100	99,565
Kaupthing Bank, Notes, 144A (Iceland)
5.75%	10/04/11	A1	100	99,891
Majapahit Holding BV, Gtd. Notes (Netherlands)
7.25%	10/17/11	B1	850	872,848
ORIX Corp., Notes (Japan)
5.48%	11/22/11	Baa1	100	99,807
SB Treasury Co. LLC, Bonds, 144A
9.40%	12/29/49	Baa1	300	315,756
SLM Corp., Notes
5.587%	07/25/08	A2	200	200,671
SMFG Preferred Capital, Bonds, 144A
6.078%	12/25/49	Baa2	200	198,580

				2,387,257

Diversified Operations — 0.1%
EnCana Holdings Finance Corp., Gtd. Notes (Canada)
5.80%	05/01/14	Baa2	100	100,594
Siemens Financieringsmaatschappij NV, Notes, 144A (Netherlands)(c)
5.424%	08/14/09	Aa3	300	300,007
TNB Capital (L) Ltd., Gtd. Notes (Malaysia)
5.25%	05/05/15	Baa1	200	197,669

				598,270

Energy – Diversified Energy
PESG Energy Holdings LLC, Sr. Notes
8.625%	02/15/08	Ba3	41	42,128

Environmental Services
Browning-Ferries Industries, Inc., Sr. Notes
6.375%	01/15/08	B2	200	200,250

Financial – Bank & Trust — 0.5%
Export-Import Bank of Korea, Notes, 144A
5.592%	10/04/11	A3	250	249,945
Sr. Unsub. Notes
4.25%	11/27/07	Aa3	78	77,220
Goldman Sachs Group, Inc., Notes
5.477%	12/22/08	Aa3	200	200,230
Royal Bank of Scotland NY, Notes
5.29%	09/14/07	Aa1	300	300,026
Royal Bank of Scotland, Notes (United Kingdom)
5.77%	07/06/12	Aa2	400	400,347
Santander US, Bank Gtd., 144A (Spain)
5.42%	11/20/09	Aa3	200	199,979
Unicredit Luxembourg Finance SA, Sr. Notes, 144A (Luxembourg)
5.424%	10/24/08	A1	1,300	1,299,966
Washington Mutual Bank, Notes
5.415%	11/16/07	A2	500	500,374

				3,228,087

Financial Services — 1.1%
Bank of America Corp., Sr. Notes
5.64%	10/14/16	Aa2	500	502,041
Citigroup, Inc., Notes
5.406%	12/26/08	Aa1	100	100,057
Ford Motor Credit Co., Notes
7.875%	06/15/10	B1	100	100,831
General Electric Capital Corp., Sr. Unsec`d. Notes
5.431%	10/24/08-10/26/09	Aaa	1,000	1,000,248
Goldman Sachs Group, Inc., Bonds
5.405%	12/23/08	Aa3	800	800,251
HBOS Treasury Services PLC, Sr. Notes,144A (United Kingdom)
5.35%	07/17/08	Aa2	800	800,195
HSBC Finance Corp., Sr. Notes
5.373%	05/21/08	Aa3	100	100,003
5.433%	10/21/09	Aa3	100	100,013
International Lease Finance Corp., Notes
5.714%	04/20/09	NR	100	100,325
JPMorgan Chase & Co., Sr. Notes
5.416%	06/26/09	Aa3	500	500,468
5.446%	06/25/10	Aa3	400	400,192
JPMorgan Chase Capital, Sr. Sub. Notes
6.55%	09/29/36	A2	100	103,261
Landsbanki Islands, Notes, 144A
6.10%	08/25/11	A2	100	101,892
Lehman Brothers Holdings, Inc., Sr. Notes
5.415%	12/23/08	A1	900	899,864
Merrill Lynch & Co., Sr. Unsec`d. Notes
5.449%	12/04/09	Aa3	400	399,942

SEE NOTES TO FINANCIAL STATEMENTS.

B204

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

Financial Services — (cont’d.)
Merrill Lynch & Co., Inc., Notes
5.41%	10/23/08	Aa3		200	$200,030
5.464%	08/14/09	Aa3		300	300,115
Morgan Stanley, Notes
5.499%	02/15/07	Aa3		300	300,053
5.854%	10/15/15	Aa3		100	100,895

					6,910,676

Gaming — 0.1%
Mandalay Resort Group, Sr. Sub. Notes
10.25%	08/01/07	Ba3		100	102,375
MGM Mirage, Gtd. Notes
9.75%	06/01/07	Ba3		200	202,500
Park Place Entertainment Corp., Sr. Sub. Notes
9.375%	02/15/07	Ba1		100	100,250

					405,125

Healthcare-Products
Boston Scientific Corp., Sr. Notes
6.00%	06/15/11	Baa3		100	100,926

Hospitals/Hospital Management
Fresenius Medical Care Capital Trust II, Gtd. Notes
7.875%	02/01/08	Aaa		200	203,500

Insurance
American International Group, Inc., Sr. Notes, 144A(g)
5.365%	06/23/08	Aa2		200	200,125

Lodging
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes
7.375%	05/01/07	Ba1		100	100,409

Media — 0.2%
Time Warner, Inc., Notes
5.374%	11/13/09	Baa2		1,100	1,100,714

Medical Supplies & Equipment
Merck & Co., Inc., Notes
4.75%	03/01/15	Aa3		200	190,503

Oil, Gas & Consumable Fuels — 0.7%
El Paso Corp., Notes
6.95%	12/15/07	B2		100	101,125
Sr. Notes
7.625%	09/01/08	B2		110	113,300
Gaz Capital, Sec`d. Notes (Luxembourg)
5.875%	06/01/15	Baa1	EUR	1,500	2,094,575
Pemex Project Funding Master Trust Ltd., Gtd. Notes
7.375%	12/15/14	Baa1		1,500	1,651,500
Sonat, Inc., Notes
6.75%	10/01/07	B2		100	100,750
Transocean, Inc., Notes
5.566%	09/05/08	Baa1		300	300,181

					4,361,431

Personell Services — 0.1%
Service Corp. International, Sr. Unsec’d. Notes
6.50%	03/15/08	Baa1		300	301,500

Petroleum Exploration & Production — 0.7%
Gazprom Participation, Notes (Germany)
9.625%	03/01/13	NR	EUR	3,400	4,051,440
Tengizchevroil Financial Co. LLP, Notes, 144A (Kazakhstan)(g)
6.124%	11/15/14	Baa3		750	752,325

					4,803,765

Pharmaceuticals
Cardinal Health, Inc., Bonds, 144A
5.642%	10/02/09	Aaa		300	300,143

Real Estate Investment Trusts — 0.1%
Nationwide Health Properties, Notes
6.50%	07/15/11	Baa3		200	204,343
Vornado Realty LP, Sr. Unsec`d. Notes
5.60%	02/15/11	Baa2		100	99,790

					304,133

Retail
Home Depot, Inc., Sr. Unsec`d. Notes (c)
5.566%	12/16/09	Aa3		200	199,985

Retail & Merchandising — 0.1%
CVS Corp., Sr. Unsec`d. Notes
5.75%	08/15/11	Baa2		100	101,203
Wal-Mart Stores, Notes
5.26%	06/16/08	Baa2		200	199,938

					301,141

Telecommunications — 0.1%
BellSouth Corp., Bonds
5.20%	09/15/14	A2		100	97,592
Sr. Unsec`d. Notes
5.474%	08/15/08	A2		200	200,116
Embarq Corp., Notes(c)
6.738%	06/01/13	Baa3		100	102,351

					400,059

Telecommunications – Cellular — 0.1%
America Movil SA de CV, Gtd. Notes, 144A (Mexico)(c)
5.465%	06/27/08	A3		500	499,650

Transportation
CSX Corp., Notes
6.30%	03/15/12	Baa2		100	103,629
Ryder System, Inc., Notes
5.85%	11/01/16	Baa1		100	98,140

					201,769

Utilities
Exelon Corp., Sr. Notes
6.75%	05/01/11	Baa2		100	104,374

Utilities – Electric
CMS Energy Corp., Sr. Notes
7.50%	01/15/09	Ba3		200	206,250

Total Corporate Bonds
(cost $32,430,455)					32,621,003

SEE NOTES TO FINANCIAL STATEMENTS.

B205

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s		Principal
Interest	Maturity	Ratings		Amount	Value
Rate	Date	(Unaudited)		(000)#	(Note 2)

FOREIGN GOVERNMENT BONDS — 4.7%
Brazilian Government Bond (Brazil)
6.00%	01/17/17	Ba2		1,000	$985,000
7.875%	03/07/15	Baa2		700	779,800
8.00%	01/15/18	Ba3		2,850	3,169,200
8.25%	01/20/34	Ba2		1,200	1,455,000
8.875%	10/14/19	Ba3		100	122,000
11.00%	08/17/40	Ba3		1,727	2,288,275
Deutsche Bundesrepublik (Germany)
4.25%	07/04/14	Aaa	EUR	800	1,075,573
Federal Republic of Germany (Germany)
5.625%	01/04/28	Aaa	EUR	1,160	1,853,734
France Government Bond (France)
4.00%	10/25/14	Aaa	EUR	1,000	1,322,025
Mexico Government International Bond (Mexico)
5.625%	01/15/17	Baa1		1,290	1,291,290
6.625%	03/03/15	Baa1		975	1,046,662
8.00%	09/24/22	Baa1		400	488,800
Netherlands Government Bond (Netherlands)
3.75%	07/15/14	Aaa	EUR	200	260,529
Quebec Provice (Canada)
5.00%	12/01/38	Aa2	CAD	100	90,018
Republic of Argentina (Argentina)
5.59%	08/03/12	B3		148	107,300
Republic of Colombia (Colombia)
7.375%	01/27/17-09/18/37	Ba2		1,275	1,369,163
Republic of Indonesia (Indonesia)
6.875%	03/09/17	B1		700	742,000
Republic of Panama (Panama)
7.125%	01/29/26	Ba1		200	216,000
Republic of Venezuela (Venezuela)
6.00%	12/09/20	B2		700	650,475
Russian Government International Bond (Russia)
5.00%	03/31/30	Baa2		1,050	1,186,710
Spanish Government Bond (Spain)
4.75%	07/30/14	Aaa	EUR	1,000	1,390,007
5.75%	07/30/32	Aaa	EUR	160	263,709
Ukraine Government Bond (Ukraine)
7.65%	06/11/13	B1		300	323,040
United Kingdom Gilt (United Kingdom)
5.75%	12/07/09	Aaa	GBP	2,000	3,980,185
United Kingdom Treasury (United Kingdom)
4.25%	03/07/11	Aaa	GBP	200	379,854
4.75%	06/07/10	Aaa	GBP	1,900	3,679,601

Total Foreign Government Bonds
(cost $29,744,156)					30,515,950

COLLATERALIZED MORTGAGE
OBLIGATIONS — 2.6%
American Home Mortgage Investment Trust,
Series 2005-S, Class 5A2(c)
5.50%	09/25/35	Aaa		733	733,299
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1(c)
4.625%	10/25/35	Aaa		177	173,902
Bear Stearns Alt-A Trust,
Series 2006-6, Class 21A1
5.84%	10/25/36	Aaa		287	287,464
Series 2006-8, Class 3A1(c)
5.51%	02/25/36	Aaa		400	400,250
Citigroup Mortgage Loan Trust,(c)
Series 2006-WFH3, Class A1
5.37%	10/27/36	Aaa		188	187,952
Series 2006-WFH3, Class A2
5.42%	10/27/36	Aaa		200	200,124
Commercial Mortgage
Pass Through Certificates,
Series 1999-1, Class A2
6.455%	09/15/08	Aaa		97	98,510
Countrywide Alternative Loan Trust,
Series 2006-OA12, Class A1A(c)
5.43%	07/21/46	Aaa		167	166,837
Series 2006-OA14, Class 2A1
5.51%	11/25/46	Aaa		188	188,076
Series 2006-OA16, Class A1A(c)
5.42%	09/25/46	Aaa		168	168,259
Series 2006-OA19, Class A1A(c)
5.53%	02/20/47	Aaa		700	700,496
Series 2006-OA22, Class A1
5.51%	09/25/35	Aaa		497	497,495
Countrywide Home Loans,
Series 2004-12, Class 12A1
4.736%	08/25/34	Aaa		144	142,116
Deutsche Alt-A Securities, Inc.,(c)
Series 2006 AB4, Class A1B1
5.42%	10/25/36	Aaa		178	177,703
Series 2006-AR6, Class A1
5.445%	01/25/37	Aaa		200	200,180
Fannie Mae,
Series 2002-74, Class PC
5.00%	03/25/15	Aaa		201	200,158
Series 2005-54, Class ZM
4.50%	06/25/35	Aaa		107	85,479
Series 2006-16, Class FC
5.65%	03/25/36	Aaa		289	289,799
Federal Home Loan Mortgage Corp.
Pass Through Securities,
Series T-61, Class 1A1(c)
6.064%	07/25/44	Aaa		47	47,317
Federal Home Loan Mortgage Corp.,
Series 3059, Class CA
5.00%	03/15/25	Aaa		86	85,207
Series 3117, Class PN
5.00%	11/15/21	Aaa		86	85,518
Freddie Mac,
Series 1565, Class G
6.00%	08/15/08	Aaa		223	222,457
Series 2608, Class FJ
5.75%	03/15/17	Aaa		181	181,678
Series 2631, Class PC
4.50%	03/15/16	Aaa		800	783,739
Series 2638, Class FA
5.75%	11/15/16	Aaa		152	152,495
Series 2904, Class CM
5.00%	01/15/18	Aaa		187	185,862
Series 2906, Class GZ
5.00%	09/15/34	Aaa		442	389,157

SEE NOTES TO FINANCIAL STATEMENTS.

B206

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	Principal
Interest	Maturity	Ratings	Amount	Value
Rate	Date	(Unaudited)#	(000)	(Note 2)

COLLATERALIZED MORTGAGE
OBLIGATIONS (Continued)
Series 2962, Class 4C
4.50%	09/15/14	Aaa	542	$536,026
Series 2987, Class HD
4.50%	07/15/18	Aaa	602	589,066
Series 3174, Class FM
5.59%	05/15/36	Aaa	198	197,835
Series 3253A, Class WA34
5.00%	01/15/22	Aaa	200	197,660
Series R006, Class ZA
6.00%	04/15/36	Aaa	416	412,880
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
5.40%	10/25/46	Aaa	298	298,098
GS Mortgage Securities Corp.,
Series 1998-C1, Class A2
6.62%	10/18/30	Aaa	82	82,683
Series 2006-Fl8A, Class A1, 144A(c)
5.45%	06/06/20	Aaa	527	526,924
Harborview Mortgage Loan Trust,(c)
Series 2005-2, Class 2A1A
5.57%	05/19/35	Aaa	151	150,906
Series 2006-12, Class 2A2A
5.54%	12/19/36	Aaa	300	300,343
Series 2006-122, Class A1A1
5.44%	12/19/36	Aaa	599	600,088
Impac Secured Assets Owner Trust,
Series 2006-4, Class A2A
5.40%	09/25/36	Aaa	293	293,526
Indymac Index Mortgage Loan Trust,(c)
Series 2006-AR14, Class 1A1A
5.44%	11/25/46	Aaa	280	281,205
Series 2006-AR35, Class 2A2
5.42%	01/25/36	Aaa	197	196,906
JPMorgan Mortgage Trust
Series 2004-S1, Class 1A3
4.50%	08/25/19	Aaa	272	266,794
Lehman Brothers Floating Rate
Commercial Mortgage,
Series 2006-LLFA, Class A1, 144A(c)
5.43%	09/15/21	Aaa	186	185,979
Merrill Lynch Mortgage Trust,
Series 2004-BPC1, Class A1(c)
3.585%	10/12/41	Aaa	63	61,402
Residential Accredit Loans, Inc.,(c)
Series 2005-Q01, Class A1
5.65%	08/25/35	Aaa	455	455,452
Series 2006-QO7, Class 3A1
5.42%	09/25/46	Aaa	194	193,879
Residential Asset Securities Corp.,
Series 2006-KS6, Class A1(c)
5.36%	08/25/36	Aaa	169	169,204
SBI Heloc Trust, Series 2006-1,
Class 1A2A, 144A(c)
5.49%	08/25/36	Aaa	183	183,400
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR7, Class 1A2(c)
5.42%	08/25/36	Aaa	270	270,488
Structured Asset Securities Corp.,
Series 2006-11, Class A1(c)
5.334%	10/25/35	Aaa	95	94,940
Series 2006-11, Class A1, 144A
5.345%	10/25/35	Aaa	285	284,820
Series 2006-NC1, Class A6(c)
5.40%	05/25/36	Aaa	219	218,878
TBW Mortgage Backed Pass Through
Certificates, Series 2006-4, Class A1B(c)
5.45%	09/25/36	Aaa	315	315,429
Thornburg Mortgage Securities Trust,(c)
Series 2006-2, Class A1C
5.47%	04/25/36	Aaa	300	299,253
Series 2006-5, Class A1
5.44%	08/25/36	Aaa	285	284,261
Series 2006-6, Class A1
5.43%	11/25/11	Aaa	198	198,122
Washington Mutual, Inc.,(c)
Series 2002-AR17, Class 1A
5.958%	11/25/42	Aaa	15	14,631
Series 2006-AR5, Class A12A
5.738%	06/25/46	Aaa	276	277,778
Series 2006-AR9, Class 1AB1
5.40%	08/25/46	Aaa	155	154,845
Series 2006-AR15, Class 2A
5.882%	11/25/46	Aaa	295	296,903
Series 2006-AR19, Class 1A1A
5.557%	01/25/47	Aaa	500	500,784
Wells Fargo Mortgage Backed Securities Trust,(c)
Series 2004, Class A1
3.539%	09/25/34	Aaa	318	307,343
Series 2005-AR10, Class 2A12
4.109%	06/25/35	Aaa	100	99,198

Total Collateralized Mortgage Obligations
(cost $16,776,516)				16,829,458

Total Long-Term Investments
(cost $675,204,762)				705,155,380

SEE NOTES TO FINANCIAL STATEMENTS.

B207

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENTS — 15.4%
Affiliated Money Market Mutual Fund – 7.1%
Dryden Core Investment Fund - Taxable Money Market Series(w) (cost $46,596,847)	46,596,847	$46,596,847

		Moody’s	Principal
Interest	Maturity	Ratings	Amount
Rate	Date	(Unaudited)	(000)#

COMMERCIAL PAPER — 4.3%
Abbey National North America LLC
5.20%	04/02/07	A1		1,500	1,480,425
Bank of America Corp.
5.20%	04/02/07	A1		300	296,062
5.21%	03/28/07	A1		100	98,760
5.225%	03/01/07	A1		200	198,302
5.23%	03/20/07	A1		800	791,001
5.245%	01/17/07	A1		200	199,532
Bank of Ireland, 144A(h) (cost $597,465; purchased 10/30/06)
5.245%	01/30/07	A1		600	597,453
(cost $893,962; purchased 11/20/06)
5.25%	02/16/07	A1		900	893,916
Barclays US Funding
5.22%	03/05/07	A1		400	396,391
5.25%	01/12/07	A1		600	599,009
5.25%	01/30/07	A1		300	298,734
BNP Paribas Finance, Inc.
5.23%	03/07/07	A1		700	693,483
Calyon North America
5.24%	02/08/07	A1		1,300	1,292,808
CBA (De) Finance
5.24%	02/21/07	A1		200	198,510
Danske Corp., 144A(h) (cost $494,920; purchased 11/08/06)
5.225%	03/12/07	A1		500	494,984
DNB Nor Bank ASA
5.24%	03/07/07	A1		900	891,573
General Electric Capital Corp.
5.23%	03/07/07	A1		700	693,483
5.24%	02/08/07	A1		100	99,447
HBOS Treasury Service
5.24%	03/06/07	A1		800	792,667
HBOS Treasury Service, 144A
5.25%	02/20/07	A1		500	496,347
ING US Funding LLC
5.24%	01/29/07	A1		800	796,740
Ixis, 144A(h) (cost $692,484; purchased 11/21/06)
5.22%	03/16/07	A1		700	692,575
(cost $792,678; purchased 11/07/06)
5.23%	03/05/07	A1		800	792,782
Nordea North America, Inc.
5.245%	01/08/07	A1		1,200	1,198,773
Skandinaviska Enskilda Banken, 144A(h) (cost $595,546; purchased 11/17/06)
5.24%	02/21/07	A1		600	595,503
(cost $896,722; purchased 10/30/06)
5.245%	01/26/07	A1		900	896,700
Societe Generale
5.20%	04/02/07	A1		1,200	1,184,340
5.23%	02/09/07	A1		500	497,162
Spintab AB
5.25%	01/30/07	A1		500	497,877
Swedbank
5.24%	02/21/07	A1		1,000	992,506
Total Finance Capital, 144A(h) (cost $2,499,632; purchased 12/29/06)
5.30%	01/02/07	A1		2,500	2,499,632
UBS Finance (De) LLC
5.24%	01/08/07	A1		500	499,491
5.27%	01/02/07	A1		1,900	1,899,722
5.27%	01/05/07	A1		1,200	1,199,297
Unicredito Italy, 144A(h) (cost $1,097,591; purchased 10/16/06)
5.255%	01/16/07	A1		1,100	1,097,585
Westpac Banking Corp., 144A(h) (cost $888,668; purchased 12/01/06)
5.21%	03/29/07	A1		900	888,770
(cost $298,479; purchased 10/03/06)
5.215%	02/05/07	A1		300	298,472

Total Commercial Paper (cost $28,029,939)					28,030,814

FOREIGN TREASURY BILLS — 3.4%
Bundesobligation (Germany)
4.00%	02/16/07	Aaa	EUR	1,760	2,324,023
Bundesrepublic Deutschland, (Germany)
6.00%	01/04/07	Aaa	EUR	3,370	4,448,106
Dutch Treasury Certificate (Netherlands)(n)
3.57%	02/28/07	Aaa	EUR	8,460	11,107,386
French Treasury Bill (France)
2.25%	03/12/07	Aaa	EUR	3,300	4,344,517

Total Foreign Treasury Bills (cost $21,952,841)					22,224,032

CERTIFICATES OF DEPOSIT — 0.4%
Barclays Bank PLC
5.295%	01/29/07			1,100	1,100,008
Countrywide Bank NA
5.38%	08/16/07			200	199,980
HSBC Bank USA
5.426%	07/28/08			500	500,759

SEE NOTES TO FINANCIAL STATEMENTS.

B208

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Principal
Interest	Maturity	Amount	Value
Rate	Date	(000)#	(Note 2)

CERTIFICATES OF DEPOSIT (Continued)
Skandinavia Enskilda Bank
5.30%	10/03/07	300	$299,932
Societe Generale NY
5.288%	06/20/07	500	500,071

Total Certificates of Deposit (cost $2,600,239)			2,600,750

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill(n)
4.895%	02/01/07	60	59,751
4.797%	02/15/07	140	139,161
4.805%	03/15/07	530	524,946	(k)
4.905%	03/01/07	80	79,386	(k)

Total U.S. Treasury Obligation (cost $803,105)			803,244

	Contracts/
	Notional
	Amount
	(000)

OUTSTANDING OPTIONS PURCHASED*— 0.1%
Call Options(g) — 0.1%
Eurodollar Futures, expiring 09/14/2007, Strike Price $95.25	$77,000	48,125
FNCL, expiring 03/06/2007, Strike Price $106.00	8,000	248
FNCL, expiring 03/06/2007, Strike Price $101.00	10,000	1,300
Option on FX JPY expiring 12/07/2007, Strike Price $116.00	800	14,641
Swap 3 Month LIBOR, expiring 08/08/2007 @ 4.70%	11,000	9,768
Swap 3 Month LIBOR, expiring 07/02/2007 @ 4.75%	27,200	20,158
Swap 3 Month LIBOR, expiring 08/08/2007 @ 4.80%	2,000	5,652
Swap 3 Month LIBOR, expiring 07/02/2007 @ 4.85%	16,800	16,558
Swap 3 Month LIBOR, expiring 07/05/2007 @ 4.90%	10,700	31,956
Swap 3 Month LIBOR, expiring 12/20/2007 @ 5.00%	3,000	18,302
Swap 3 Month LIBOR, expiring 06/15/2007 @ 5.00%	7,000	5,841
Swap 3 Month LIBOR, expiring 06/15/2007 @ 5.00%	5,900	4,923
Swap 3 Month LIBOR, expiring 09/17/2007 @ 5.04%	900	4,789
Swap 3 Month LIBOR, expiring 06/15/2007 @ 5.08%	3,500	2,921
Swap 3 Month LIBOR, expiring 02/01/2007 @ 5.17%	3,000	5,523
Swap 3 Month LIBOR, expiring 09/14/2007 @ 5.20%	7,000	20,329
Swap 3 Month LIBOR, expiring 05/09/2007 @ 5.20%	2,600	12,103
Swap 3 Month LIBOR, expiring 12/12/2011 @ 5.21%	2,000	74,176
Swap 3 Month LIBOR, expiring 07/02/2007 @ 5.37%	2,900	22,820
Swap 3 Month LIBOR, expiring 06/29/2007 @ 5.50%	2,000	19,286

		339,419

Put Options
Eurodollar Futures, expiring 12/17/2007, Strike Price $92.25	9,000	56
Eurodollar Futures, expiring 12/17/2007, Strike Price $91.75	132,000	825
Eurodollar Futures, expiring 03/19/2007, Strike Price $93.75	20,000	125
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $108.50	5,000	660
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $112.50	5,500	1,452
Eurodollar Futures, expiring 03/17/2008, Strike Price $91.75	70,000	438
Eurodollar Futures, expiring 06/18/2007, Strike Price $91.25	30,000	188
Eurodollar Futures, expiring 12/17/2007, Strike Price $91.75	24,000	150
Eurodollar Futures, expiring 09/17/2007, Strike Price $90.75	13,000	81
Eurodollar Futures, expiring 06/18/2007, Strike Price $92.50	2,000	13
Eurodollar Futures, expiring 09/17/2007, Strike Price $91.50	35,000	219
U.S. Treasury Inflationary Notes, expiring 03/06/2007, Strike Price $82.00	7,000	—
FNCL, expiring 03/06/2007, Strike Price $91.00	42,000	2,688
FNCL, expiring 02/05/2007, Strike Price $87.75	3,000	—
FNCL, expiring 02/06/2007, Strike Price $93.06	2,000	24
FNCL, expiring 03/06/2007, Strike Price $91.88	4,000	220

SEE NOTES TO FINANCIAL STATEMENTS.

B209

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
	Shares	(Note 2)

Put Options — (cont’d.)
U.S. Treasury Inflationary Index Notes, expiring 03/13/2007, Strike Price $85.00	8,000	$—
U.S. Treasury Inflationary Index Notes, expiring 03/13/2007, Strike Price $88.00	4,000	—
Swap 3 Month LIBOR, expiring 12/12/2011 @ 5.21%	2,000	95,102
U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price $104.00	5,000	1,562

		103,803

Total Outstanding Options Purchased (cost $633,116)		443,222

Total Short-Term Investments (cost $100,616,087)		100,698,909

Total Investments, Before Outstanding
Options Written and Securities
Sold Short — 123.7% (cost $775,820,849; Note 6)		805,854,289

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

SECURITIES SOLD SHORT— (2.5)%
Short Sales
Federal National Mortgage Assoc
5.00%	TBA	13,000	(12,549,056)
U.S. Treasury Notes
4.625%	11/15/16	2,700	(2,682,283)
U.S. Treasury Notes
4.875%	08/15/16	800	(809,562)

Total Securities Sold Short (proceeds $16,199,889)			(16,040,901)

	Contracts/
	Notional
	Amount
	(000)

OUTSTANDING OPTIONS WRITTEN*
Call Options
Swap 3 Month LIBOR, expiring 09/14/2007 @ 4.85%	2,000	(18,332)
Swap 3 Month LIBOR, expiring 06/29/2007 @ 5.60%	900	(22,767)
Swap 3 Month LIBOR, expiring 12/20/2007 @ 5.15%	1,300	(19,756)
Swap 3 Month LIBOR, expiring 07/02/2007 @ 5.50%	1,000	(26,706)
Swap 3 Month LIBOR, expiring 02/01/2007 @ 5.24%	1,300	(10,729)
Swap 3 Month LIBOR, expiring 05/09/2007 @ 5.32%	1,100	(15,730)
Swap 3 Month LIBOR, expiring 06/15/2007 @ 4.85%	1,700	(8,185)
Swap 3 Month LIBOR, expiring 06/15/2007 @ 4.85%	2,000	(9,630)
Swap 3 Month LIBOR, expiring 06/15/2007 @ 4.85%	1,000	(4,815)
Swap 3 Month LIBOR, expiring 02/01/2007 @ 4.75%	1,800	(469)
Swap 3 Month LIBOR, expiring 07/02/2007 @ 4.75%	6,000	(25,054)
Swap 3 Month LIBOR, expiring 08/08/2007 @ 4.85%	1,800	(12,980)
Swap 3 Month LIBOR, expiring 07/02/2007 @ 4.95%	3,600	(25,822)
Swap 3 Month LIBOR, expiring 07/02/2007 @ 5.00%	4,500	(36,600)
Swap 3 Month LIBOR, expiring 08/08/2007 @ 4.90%	1,000	(7,247)
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $120.00	3,200	422
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $120.50	1,500	198
U.S. Treasury Note Futures expiring 02/23/2007, Strike Price $115.00	900	(1,406)

		(245,608)

Put Options
Swap 3 Month LIBOR, expiring 02/01/2007 @ 5.35%	1,800	(951)
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $118.50	400	370
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $116.00	700	6,376
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $115.50	400	2,534
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $115.00	100	422
Option on 10 Year Euro-Bond Future, expiring 02/21/2007, Strike Price $114.50	200	528
U.S. Treasury Note Futures, expiring 02/23/2007, Strike Price $110.00	900	(4,641)

		4,638

Total Outstanding Options Written (premium received $385,316)		(240,970)

SEE NOTES TO FINANCIAL STATEMENTS.

B210

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

	Contracts/
	Notional
	Amount	Value
	(000)	(Note 2)

Total Investments, Net of Outstanding
Options Written and Securities Sold Short(o)— 121.2% (cost $759,235,644; Note 6)		$789,572,418
Liabilities in Excess of Other
Assets(u) — (21.2)%		(138,336,015)

NET ASSETS — 100.0%		$651,236,403

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CNY	Chinese Yuan
EAFE	Europe, Australasia, Far East
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
JPY	Japanese Yen
KRW	Korean Won
MSCT	Morgan Stanley Corporate Trust
MXN	Mexican Peso
NOK	Norwegian Krone
NR	Not Rated by Moody’s or Standard & Poor’s
NZD	New Zealand Dollar
RUB	Russian Ruble
SGD	Singapore Dollar
SPDR	Standard & Poor’s Depository Receipts
TBA	Securities Purchased on a Forward Commitment Basis
TIP	Treasury Inflation Protected
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(h)	Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities — see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $9,748,147. The aggregate market value of $9,748,372 is approximately 1.5% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of December 31, 2006, 90 securities representing $47,192,934 and 7.25% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(u)	Liabilities in excess of other assets includes unrealized appreciation (depreciation) on futures contracts, foreign currency contracts, interest rate, credit default and total return swap agreements and forward volatility options as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

B211

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

Futures contracts open at December 31, 2006:
					Unrealized
Number of		Expiration	Value at	Value at	Appreciation
Contracts	Type	Date	Trade Date	December 31, 2006	(Depreciation)

Long Positions:
23	90 Day Euro Dollar	Jun 07	$5,456,675	$5,449,275	$(7,400)
84	90 Day Euro Dollar	Sep 07	19,944,162	19,932,150	(12,012)
97	90 Day Euro Dollar	Dec 07	23,102,275	23,049,625	(52,650)
94	90 Day Euro Dollar	Mar 08	22,383,313	22,350,850	(32,463)
69	90 Day Euro Dollar	Jun 08	16,454,901	16,410,788	(44,113)
12	90 Day Euro Dollar	Sep 08	2,854,600	2,854,500	(100)
22	90 Day Euro Dollar	Dec 08	5,233,949	5,232,974	(975)
4	90 Day Euro Dollar	Mar 09	954,600	951,400	(3,200)
4	90 Day Euro Dollar	Jun 09	954,150	951,100	(3,050)
51	90 Day Euro EURIBOR	Jun 07	16,177,492	16,148,093	(29,399)
7	90 Day Sterling	Jun 07	1,622,923	1,619,007	(3,916)
19	90 Day Sterling	Sep 07	4,405,800	4,394,909	(10,891)
15	90 Day Sterling	Dec 07	3,476,398	3,470,033	(6,365)
3	90 Day Sterling	Mar 08	695,475	694,007	(1,468)
42	5 Year Euro-Bobl	Mar 07	6,103,756	6,033,186	(70,570)
131	10 Year Euro-Bund	Mar 07	20,533,031	20,064,590	(468,441)
42	5 Year U.S. Treasury Notes	Mar 07	4,413,281	4,412,625	(656)
49	10 Year U.S. Treasury Notes	Mar 07	5,306,546	5,265,968	(40,578)
23	10 Year Japanese Bond	Mar 07	25,950,002	25,907,735	(42,267)
8	30 Year U.S. Treasury Bonds	Mar 07	899,969	891,500	(8,469)

					$(838,983)

Short Positions:
7	5 Year U.S. Treasury Nolartes	Mar 07	$740,548	$735,438	$5,110
5	10 Year U.S. Treasury Notes	Mar 07	543,125	537,344	5,781
2	30 Year U.S. Treasury Bonds	Mar 07	226,891	222,875	4,016

					14,907

					$(824,076)

SEE NOTES TO FINANCIAL STATEMENTS.

B212

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

Forward foreign currency exchange contracts outstanding at December 31, 2006:

Purchase Contracts
				In		Unrealized
Settlement			Contracts to	Exchange	Contracts	Appreciation
Month	Type		Receive	For	at Value	(Depreciation)

Jan 07	Buy	AUD	1,518,000	$1,181,778	$1,197,875	$16,097
Feb 07	Buy	AUD	1,207,000	944,966	952,742	7,776
May 07	Buy	BRL	74,911	33,479	34,362	883
Jun 07	Buy	BRL	285,559	127,689	130,277	2,588
May 07	Buy	CNY	1,541,238	200,728	201,248	520
Aug 07	Buy	CNY	9,685,331	1,254,873	1,258,198	3,325
Sep 07	Buy	CNY	3,204,276	416,000	425,611	9,611
Nov 07	Buy	CNY	11,790,295	1,575,000	1,559,162	(15,838)
Jan 07	Buy	EUR	5,270,000	6,931,043	6,957,148	26,105
Jan 07	Buy	GBP	98,000	192,261	191,887	(374)
Jan 07	Buy	JPY	327,250,000	2,777,158	2,758,555	(18,603)
Feb 07	Buy	JPY	130,643,069	1,128,609	1,104,803	(23,806)
Feb 07	Buy	KRW	300,714,750	321,036	323,634	2,598
Jan 07	Buy	MXP	2,431,035	223,000	224,845	1,845
Apr 07	Buy	MXP	1,075,526	96,685	99,057	2,372
Jan 07	Buy	NOK	712,278	117,000	114,235	(2,765)
Mar 07	Buy	NOK	721,000	117,908	115,634	(2,274)
Sep 07	Buy	RUB	14,878,760	568,000	566,184	(1,816)
Jan 07	Buy	SGD	79,000	51,337	51,561	224

				$18,258,550	$18,267,018	$8,468

Sale Contracts

				In		Unrealized
Settlement			Contracts to	Exchange	Contracts	Appreciation
Month	Type		Deliver	For	at Value	(Depreciation)

Jan 07	Sell	CAD	390,030	$342,469	$334,591	$7,878
Jan 07	Sell	EUR	32,080,568	42,394,689	42,391,511	3,178
Jan 07	Sell	GBP	4,305,000	8,378,758	8,429,927	(51,169)
Jan 07	Sell	JPY	36,803,819	312,140	310,138	2,002
Feb 07	Sell	JPY	199,596,000	1,710,217	1,677,207	33,010
Jan 07	Sell	NOK	923,000	147,218	148,031	(813)
Jan 07	Sell	NZD	1,759,188	1,183,314	1,239,432	(56,118)
Feb 07	Sell	NZD	1,391,500	954,847	980,378	(25,531)

				$55,423,652	$55,511,215	$(87,563)

Interest rate swap agreements outstanding at December 31, 2006:

		Notional	Unrealized
	Expiration	Amount	Appreciation
Description	Date	(000)	(Depreciation)

Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(7)	06/18/09	$2,000	$5,088
Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(1)	06/20/37	2,800	(29,676)
Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(5)	06/20/37	1,100	(28,709)
Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(11)	06/20/37	3,000	(75,796)
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(g)(4)	06/20/17	1,100	25,252

SEE NOTES TO FINANCIAL STATEMENTS.

B213

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Notional	Unrealized
	Expiration		Amount	Appreciation
Description	Date		(000)	(Depreciation)

Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(g)(2)	06/20/17		$700	$15,367
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(g)(1)	06/20/17		5,900	47,246
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(g)(11)	06/20/17		5,700	130,852
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(g)(1)	06/20/12		1,600	16,640
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(g)(1)	06/20/09		8,900	30,385
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(g)(13)	06/20/17		1,400	24,731
Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(7)	06/18/09		4,600	10,854
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(5)	06/20/17		2,100	47,099
Receive variable payment if difference between the CMS 10y - 2y is greater than the strike price of 0.288% (g)(5)	12/07/07		700	(2,143)
Pay variable rate payments on the six month Australian Bank Bill floating rate and receive fixed rate payments of 6.00%.(5)	06/20/09	AUD	3,000	(8,226)
Pay variable rate payments on the six month Australian Bank Bill floating rate and receive fixed rate payments of 6.00%.(5)	06/15/17	AUD	1,100	(14,154)
Receive variable rate payments on the three month Canadian Bank floating rate and pay fixed rate payments of 5.00%.(2)	06/15/15	CAD	300	(190)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 4.00%.(11)	12/15/35	GBP	700	(25,637)
Pay variable rate payments on the six month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(g)(11)	06/15/09	GBP	3,400	10,104
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 4.00%.(g)(5)	12/15/35	GBP	100	(2,348)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(g)(11)	06/15/09	GBP	400	4,954
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 4.00%.(g)(1)	12/15/35	GBP	300	3,298
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(g)(6)	06/15/09	GBP	1,000	8,997
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.32%.(g)(11)	09/14/09	GBP	2,800	17,971
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 4.00%.(g)(11)	12/15/35	GBP	700	16,276
Pay variable rate payments on the six month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(5)	09/15/10	GBP	500	(11,168)
Pay variable rate payments on the six month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(11)	09/15/10	GBP	500	(9,925)
Pay variable rate payments on the six month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(6)	09/15/10	GBP	200	(1,401)
Pay variable rate payments on the six month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(11)	09/15/15	GBP	1,600	(40,954)

SEE NOTES TO FINANCIAL STATEMENTS.

B214

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Notional	Unrealized
	Expiration		Amount	Appreciation
Description	Date		(000)	(Depreciation)

Pay variable rate payments on the six month LIBOR-BBA floating rate and receive fixed rate payments of 5.00%.(11)	09/15/15	GBP	500	$(14,930)
Receive variable rate payments Eurostat Eruozone HICP Excluding Tobacco Index and pay fixed rate payments of 2.275%.(7)	10/15/16	EUR	100	(136)
Pay variable rate payments on the FRC - Excluding Tobacco - Non-Revised Consumer Price Index floating rate and receive fixed rate payments of 2.0275%.(10)	10/15/11	EUR	100	—
Pay variable rate payments on the FRC - Excluding Tobacco - Non-Revised Consumer Price Index floating rate and receive fixed rate payments of 2.35%.(7)	10/15/16	EUR	100	527
Pay variable rate payments on the FRC - Excluding Tobacco - Non-Revised Consumer Price Index floating rate and receive fixed rate payments of 2.26125%.(g)(10)	07/14/11	EUR	700	16,096
Pay variable rate payments on the FRC - Excluding Tobacco - Non-Revised Consumer Price Index floating rate and receive fixed rate payments of 1.9875%.(9)	12/15/11	EUR	1,000	(137)
Pay variable rate payments on the FRC - Excluding Tobacco - Non-Revised Consumer Price Index floating rate and receive fixed rate payments of 2.3525%.(10)	10/15/16	EUR	100	545
Pay variable rate payments on the FRC - Excluding Tobacco - Non-Revised Consumer Price Index floating rate and receive fixed rate payments of 1.97625%.(6)	12/15/11	EUR	8,400	17,402
Pay variable rate payments on the six month Euribor floating rate and receive fixed rate payments of 6.00%.(g)(8)	06/18/34	EUR	200	5,963
Pay variable rate payments on the six month Euribor floating rate and receive fixed rate payments of 6.00%.(g)(1)	06/18/34	EUR	1,800	45,568
Pay variable rate payments on the six month Euribor floating rate and receive fixed rate payments of 6.00%.(3)	06/18/34	EUR	1,000	(24,973)
Receive variable rate payments on the six month Euribor floating rate and pay fixed rate payments of 4.00%.(g)(3)	12/15/11	EUR	900	14,918
Receive variable rate payments on the six month Euribor floating rate and pay fixed rate payments of 4.00%.(g)(6)	12/15/14	EUR	7,100	52,674
Receive variable rate payments on the six month Euribor floating rate and pay fixed rate payments of 4.00%.(g)(3)	12/15/14	EUR	1,400	16,987
Receive variable rate payments on the six month Euribor floating rate and pay fixed rate payments of 4.00%.(8)	12/15/14	EUR	400	—
Receive variable rate payments on the six month Euribor floating rate and pay fixed rate payments of 4.00%.(g)(1)	12/15/11	EUR	300	883
Receive variable rate payments on the six month Euribor floating rate and pay fixed rate payments of 4.00%.(g)(5)	12/15/11	EUR	3,400	25,339
Receive variable rate payments on the six month Euribor floating rate and pay fixed rate payments of 4.00%.(g)(1)	12/15/14	EUR	700	(4,032)
Receive variable rate payments on the six month Euribor floating rate and pay fixed rate payments of 4.00%.(g)(5)	12/15/14	EUR	1,500	23,875
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.0%.(7)	06/20/16	JPY	480,000	(31,870)

SEE NOTES TO FINANCIAL STATEMENTS.

B215

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Notional	Unrealized
	Expiration		Amount	Appreciation
Description	Date		(000)	(Depreciation)

Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.0%.(5)	06/20/16	JPY	790,000	$(40,159)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.0%.(6)	06/20/16	JPY	980,000	(60,001)
Pay variable rate payments on the six month LIBOR-BBA floating rate and receive fixed rate payments of 2.5%.(g)(5)	12/15/35	JPY	440,000	177,804

				$387,130

Broker/Counterparty
(1)	Morgan Stanley Capital Services, Inc.
(2)	Citibank N.A. London
(3)	Lehman Brothers, Inc.
(4)	Bank of America N.A.
(5)	Deutsche Bank AG
(6)	Goldman Sachs Capital Markets, L.P.
(7)	UBS AG
(8)	Merrill Lynch
(9)	BNP Paribas
(10)	JPMorgan Chase Bank
(11)	Royal Bank of Scotland
(12)	HSBC Bank USA, N.A.
(13)	Credit Suisse International

Credit default swap agreements outstanding at December 31, 2006:

		Notional	Unrealized
	Expiration	Amount	Appreciation
Description	Date	(000)	(Depreciation)

Receive a fixed rate equal to 0.06% and the Portfolio will pay to the counterparty at par in the event of default of AIG 5.6%, due 10/18/16.(g)(7)	03/20/08	$1,000	$437
Pay a fixed rate equal to 0.16% and the Portfolio will receive from the counterparty par in the event of default of Autozone, Inc. 6.5%, 07/15/08.(1)	09/20/08	100	(206)
Pay a fixed rate equal to 0.17% and the Portfolio will receive from the counterparty par in the event of default of Bank of America 5.62%, due 10/14/16.(g)(5)	12/20/16	500	184
Pay a fixed rate equal to 0.33% and the Portfolio will receive from the counterparty par in the event of default of Bellsouth Corp. 5.2%, 09/15/14.(7)	09/20/14	100	(110)
Pay a fixed rate equal to 0.51% and the Portfolio will receive from the counterparty par in the event of default of Boston Scientific Corp. 6%, due 06/15/11.(4)	06/20/11	100	(428)
Pay a fixed rate equal to 0.23% and the Portfolio will receive from the counterparty par in the event of default of CSX Corp. 6.3%, due 03/15/12.(4)	03/20/12	100	(276)
Pay a fixed rate equal to 0.21% and the Portfolio will receive from the counterparty par in the event of default of CVS Corp. 5.75%, due 08/15/11.(g)(7)	09/20/11	100	106
Pay a fixed rate equal to 0.89% and the Portfolio will receive from the counterparty par in the event of default of D.R. Horton, Inc. 6%, due 04/15/11.(13)	06/20/11	100	(1,247)

SEE NOTES TO FINANCIAL STATEMENTS.

B216

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Notional	Unrealized
	Expiration		Amount	Appreciation
Description	Date		(000)	(Depreciation)

Receive a fixed rate equal to 0.23% and the Portfolio will pay to the counterparty at par in the event of default of DaimlerChrysler NA 6.5%, due 11/15/13.(g)(3)	03/20/08		$800	$130
Receive a fixed rate equal to 1.40% and the Portfolio will pay to the counterparty at par in the event of default of Dow Jones CDX EM 6.(g)(7)	12/20/11		2,000	3,140
Pay a fixed rate equal to 0.14% and the Portfolio will receive from the counterparty par in the event of default of Dow Jones CDX NA IG 5.(1)	12/20/12		700	(322)
Receive a fixed rate equal to 0.46% and the Portfolio will pay to the counterparty at par in the event of default of Dow Jones CDX NA IG 7.(g)(1)	12/20/15		500	375
Pay a fixed rate equal to 0.65% and the Portfolio will receive from the counterparty par in the event of default of Dow Jones CDX NA IG 7.(10)	12/20/16		900	791
Pay a fixed rate equal to 0.65% and the Portfolio will receive from the counterparty par in the event of default of Dow Jones CDX NA IG 7.(1)	12/20/16		1,400	1,237
Pay a fixed rate equal to 0.65% and the Portfolio will receive from the counterparty par in the event of default of Dow Jones CDX NA IG 7.(12)	12/20/16		1,300	(299)
Pay a fixed rate equal to 0.65% and the Portfolio will receive from the counterparty par in the event of default of Dow Jones CDX NA IG 7.(13)	12/20/16		1,700	285
Pay a fixed rate equal to 0.40% and the Portfolio will receive from the counterparty par in the event of default of Encana Holdings Corp. 5.8%, due 05/01/14.(7)	06/20/14		100	(213)
Pay a fixed rate equal to 0.29% and the Portfolio will receive from the counterparty par in the event of default of Exelon Corp. 6.75%, due 05/01/11.(g)(14)	06/20/11		100	11
Receive a fixed rate equal to 1.38% and the Portfolio will pay to the counterparty at par in the event of default of Federal Republic of Brazil 12.25%, due 03/06/30.(1)	08/20/11		1,300	32,374
Pay a fixed rate equal to 2.18% and the Portfolio will receive from the counterparty par in the event of default of Federal Republic of Brazil, 12.25%, due 03/06/30.(1)	08/20/16		700	(37,891)
Pay a fixed rate equal to 2.31% and the Portfolio will receive from the counterparty par in the event of default of Ford Motor Credit Corp. 7.875%, due 06/15/10.(7)	06/20/10		100	(555)
Receive a fixed rate equal to 0.32% and the Portfolio will pay to the counterparty at par in the event of default of 6AZ “PROM”.(8)	02/20/07		100	(26)
Receive a fixed rate equal to 0.55% and the Portfolio will pay to the counterparty at par in the event of default of GMAC 6.875%, due 08/28/12.(g)(7)	03/20/07		2,000	2,403
Pay a fixed rate equal to 0.51% and the Portfolio will receive from the counterparty par in the event of default of Goodrich (BF) Co. 6.29%, due 07/01/16.(3)	09/20/16		100	(555)
Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(10)	12/20/16		200	247
Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(10)	12/20/16	EUR	300	453

SEE NOTES TO FINANCIAL STATEMENTS.

B217

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Notional	Unrealized
	Expiration		Amount	Appreciation
Description	Date		(000)	(Depreciation)

Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(11)	12/20/16		$200	$189
Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(11)	12/20/16	EUR	600	569
Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(12)	12/20/16		100	40
Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(3)	12/20/16		300	237
Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(3)	12/20/16	EUR	700	304
Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(8)	12/20/16		100	72
Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(8)	12/20/16	EUR	600	427
Pay a fixed rate equal to 0.85% and the Portfolio will receive from the counterparty par in the event of default of iTraxx Europe HiVol Series 6 Version 1.(9)	12/20/16	EUR	200	248
Pay a fixed rate equal to 0.49% and the Portfolio will receive from the counterparty par in the event of default of Kaupthing Bank 5.75%, due 10/04/11.(g)(6)	12/20/11		100	—
Pay a fixed rate equal to 0.40% and the Portfolio will receive from the counterparty par in the event of default of Landsbanki Islands 6.1%, due 08/25/11.(6)	09/20/11		100	(51)
Pay a fixed rate equal to 0.30% and the Portfolio will receive from the counterparty par in the event of default of Loews Corp. 5.25%, due 03/15/16.(4)	03/20/16		300	(1,597)
Pay a fixed rate equal to 0.28% and the Portfolio will receive from the counterparty par in the event of default of Loews Corp. 5.25%, due 03/15/16.(4)	03/20/16		100	(380)
Pay a fixed rate equal to 0.14% and the Portfolio will receive from the counterparty par in the event of default of Merck & Co., Inc. 4.75%, due 03/01/15.(7)	03/20/15		100	(57)
Pay a fixed rate equal to 0.14% and the Portfolio will receive from the counterparty par in the event of default of Merck & Co., Inc. 4.75%, due 03/01/15.(7)	03/20/15		100	(62)
Pay a fixed rate equal to 0.32% and the Portfolio will receive from the counterparty par in the event of default of Morgan Stanley 5.81%, due 10/18/16.(g)(6)	12/20/16		200	338
Pay a fixed rate equal to 0.30% and the Portfolio will receive from the counterparty par in the event of default of Morgan Stanley 5.84%, due 10/15/15.(g)(6)	12/20/15		100	136
Pay a fixed rate equal to 0.62% and the Portfolio will receive from the counterparty par in the event of default of Nationwide Health 6.5%, due 07/15/11.(3)	09/20/11		100	(264)

SEE NOTES TO FINANCIAL STATEMENTS.

B218

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Notional	Unrealized
	Expiration		Amount	Appreciation
Description	Date		(000)	(Depreciation)

Pay a fixed rate equal to 0.62% and the Portfolio will receive from the counterparty par in the event of default of Nationwide Health 6.5%, due 07/15/11.(3)	09/20/11		$100	$(264)
Pay a fixed rate equal to 0.39% and the Portfolio will receive from the counterparty par in the event of default of Omnicom Group 5.9%, due 04/15/16.(1)	06/20/16		200	(653)
Pay a fixed rate equal to 0.28% and the Portfolio will receive from the counterparty par in the event of default of Orix Corp. 5.48%, due 11/22/11.(1)	12/20/11		100	(129)
Pay a fixed rate equal to 0.54% and the Portfolio will receive from the counterparty par in the event of default of Republic of Hungary 4.75%, due 02/03/15.(1)	05/20/16		100	(1,036)
Pay a fixed rate equal to 0.46% and the Portfolio will receive from the counterparty par in the event of default of Ryder System, Inc. 5.85%, due 11/01/16.(g)(4)	12/20/16		100	1,214
Pay a fixed rate equal to 0.59% and the Portfolio will receive from the counterparty par in the event of default of Sealed Air Corp. 5.625%, due 07/15/13.(5)	09/20/13		100	(534)
Pay a fixed rate equal to 0.58% and the Portfolio will receive from the counterparty par in the event of default of Sealed Air Corp. 5.625%, due 07/15/13.(1)	09/20/13		100	(476)
Receive a fixed rate equal to 2.30% and the Portfolio will pay to the counterparty at par in the event of default of Softbank Corp. 1.75%, due 03/31/14.(g)(3)	09/20/07	JPY	13,000	844
Pay a fixed rate equal to 0.33% and the Portfolio will receive from the counterparty par in the event of default of Vornado Realty 5.6%, due 02/15/11.(4)	03/20/11		100	(355)

				$(1,195)

Broker/Counterparty
(1)	Morgan Stanley Capital Services, Inc.
(2)	UBS AG
(3)	Deutsche Bank AG
(4)	Bear Stearns International Ltd.
(5)	Citibank N.A. London
(6)	Royal Bank of Scotland
(7)	Lehman Brothers, Inc.
(8)	HSBC Bank, USA, N.A.
(9)	JPMorgan Chase Bank
(10)	Barclays Bank PLC
(11)	BNP PARIBAS
(12)	Goldman Sachs Capital Markets, L.P.
(13)	Bank of America N.A.
(14)	Merrill Lynch

SEE NOTES TO FINANCIAL STATEMENTS.

B219

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

Total return swap agreements outstanding at December 31, 2006:

		Notional	Unrealized
	Expiration	Amount	Appreciation
Description	Date	(000)	(Depreciation)

Pay fixed rate payments on Wilshire REIT Index rate and receive variable payments on the one month LIBOR-BBA +35bps.(3)	07/31/07	$2,506	$(24,856)
Dow Jones - AIG Commodty Index(2)	01/17/07	21,220	(231,207)
Dow Jones - AIG Commodty Index(1)	01/17/07	8,670	(94,399)

			$(350,462)

Broker/Counterparty
(1)	Morgan Stanley Capital Services, Inc.
(2)	AIG Financial Products Corp.
(3)	Credit Suisse Capital LLC

Forward volatility options with premiums to be determined on a future date outstanding on December 31, 2006.

	Notional
	Amount	Unrealized
Description	(000)	(Depreciation)

Call & Put - OTC U.S. Dollar Forward Delta Neutral Straddle vs. Japanese Yen Strike and premium determined on 03/20/07, based upon implied volatility of 8.50% (1)	$2,700	$(26,136)
Broker/Counterparty

(1)	UBS AG

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B220

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
U.S. Government Agency Mortgage-Backed Securities	17.0%
U.S. Treasury Obligations	14.8
Exchange Traded Funds	9.4
Affiliated Money Market Mutual Fund	7.1
Asset-Backed Securities	6.2
Foreign Government Bonds	4.7
Commercial Paper	4.3
Foreign Treasury Bills	3.4
Telecommunications	3.0
Oil, Gas & Consumable Fuels	2.7
Financial Services	2.7
Commercial Banks	2.6
Collateralized Mortgage Obligations	2.6
Diversified Financial Services	2.2
Oil & Gas	2.1
Insurance	1.9
Retail & Merchandising	1.9
Financial – Bank & Trust	1.8
Aerospace & Defense	1.4
Media	1.4
Pharmaceuticals	1.3
Capital Markets	1.1
Banks	1.1
Automobile Manufacturers	1.1
Consumer Products & Services	1.0
Foods	1.0
Transportation	0.9
Healthcare Providers & Services	0.9
Real Estate	0.9
Chemicals	0.9
Banking	0.8
Computer Services & Software	0.7
Petroleum Exploration & Production	0.7
Electronic Components	0.7
Medical Supplies & Equipment	0.7
Biotechnology	0.7
Utilities	0.7
Beverages	0.6
Industrial Conglomerates	0.6
Diversified Operations	0.5
Entertainment & Leisure	0.5
Automobiles	0.5
Hotels & Motels	0.4
Construction	0.4
Paper & Forest Products	0.4
Certificates of Deposit	0.4
Automotive Parts	0.4
Engineering/R&D Services	0.4
Household Products	0.4
Office Equipment	0.4
Farming & Agriculture	0.4
Diversified Financials	0.4
Healthcare Services	0.4
Diversified Telecommunication Services	0.4
Metals & Mining	0.3
Computers	0.3
Specialty Retail	0.3
Airlines	0.3
Retail	0.2
Semiconductors & Semiconductor Equipment	0.2
Industrial Products	0.2
Commercial Services & Supplies	0.2
Water	0.2
Wireless Telecommunication Services	0.2
Commercial Services	0.2
Broadcasting	0.2
Food & Beverage	0.2
Investment Firms	0.2
Steel Producers/Products	0.2
Hotels, Restaurants & Leisure	0.2
Electric Utilities	0.2
Building Materials	0.2
Food & Staples Retailing	0.2
Machinery	0.2
Auto Parts & Related	0.1
Recreational Vehicles	0.1
Entertainment	0.1
Machinery – Construction & Mining	0.1
Consumer Finance	0.1
Electronics	0.1
Equipment Services	0.1
Manufacturing	0.1
Electronic Components & Equipment	0.1
Agriculture/Heavy Equipment	0.1
Multimedia	0.1
Forest Products & Paper	0.1
Food Products	0.1
Advertising	0.1
Telecommunications – Cellular	0.1
Conglomerates	0.1
Diversified	0.1
Thrifts & Mortgage Finance	0.1
Electric	0.1
Mining	0.1
Consumer Products	0.1
Outstanding Options Purchased	0.1
Diversified Metals	0.1
Finance – Consumer Loans	0.1
Building Products	0.1
Media – Cable	0.1
Gaming	0.1
Agriclutural Chemicals	0.1
Independent Power Producers & Energy Traders	0.1
Diversified Manufacturing	0.1
Rubber/Plastic Products	0.1
Printing	0.1
Real Estate Investment Trusts	0.1
Personell Services	0.1

123.7
Written Options and Securities Sold Short	(2.5)
Liabilities in Excess of Other Assets	(21.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B221

AST FIRST TRUST BALANCED TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 98.2%
		Value
COMMON STOCKS — 65.2%	Shares	(Note 2)

Aerospace & Defense — 0.4%
AAR Corp.	28,227	$823,946
Ceradyne, Inc.*	16,369	924,848
United Industrial Corp.	8,905	451,929

		2,200,723

Airlines — 1.2%
Cathay Pacific Airways Ltd. (Hong Kong)	2,522,000	6,203,325

Automobiles — 2.3%
Daimlerchrysler AG, ADR (Germany)	34,345	2,109,126
General Motors Corp.	234,504	7,203,963
Honda Motor Ltd.	64,844	2,563,932

		11,877,021

Automotive Components — 0.8%
GKN PLC (United Kingdom)	788,533	4,292,134

Biotechnology — 0.2%
Digene Corp.*	18,294	876,648

Building Products — 0.1%
Universal Forest Products, Inc.	14,701	685,361

Chemicals — 4.4%
BASF AG, ADR (Germany)	25,203	2,449,984
Bayer AG, ADR (Germany)	47,344	2,526,276
Eastman Chemical Co.	96,549	5,726,321
H.B. Fuller Co.	46,640	1,204,245
Lubrizol Corp. (The)	110,097	5,519,162
Lyondell Chemical Co.	227,667	5,821,445

		23,247,433

Commercial Banks — 4.0%
Boc Hong Kong Holdings Ltd. (Hong Kong)	2,329,000	6,307,971
Citizens Banking Corp.	179,863	4,766,369
Comerica, Inc.	83,091	4,875,780
FNB Corp.	288,829	5,276,906

		21,227,026

Commercial Services & Supplies — 1.1%
American Ecology Corp.	14,114	261,250
Donnelley, (R.R.) & Sons Co.	141,497	5,028,803
Mobile Mini, Inc.*	25,791	694,810

		5,984,863

Computers & Peripherals — 2.5%
Apple Computer, Inc.*	78,232	6,637,203
SanDisk Corp.*	88,799	3,821,021
Western Digital Corp.*	142,194	2,909,289

		13,367,513

Construction & Engineering — 0.1%
Insituform Technologies, Inc. (Class A Stock)*	21,258	549,732

Construction Materials — 0.7%
Eagle Materials, Inc.	16,970	733,613
Lafarge Coppee SA (Germany)	72,548	2,698,786

		3,432,399

Consumer Finance — 0.1%
Asta Funding, Inc.	10,874	331,005

Distributors — 0.1%
Building Material Holding Corp.	24,616	607,769

Diversified Financial Services — 1.5%
ING Groep N.V., ADR (Netherlands)	50,681	2,238,580
JPMorgan Chase & Co.	115,770	5,591,691

		7,830,271

Diversified Telecommunication Services — 5.9%
AT &T, Inc.	172,627	6,171,415
BCE, Inc. (Canada)	71,854	1,940,058
BT Group PLC (United Kingdom)	1,302,085	7,686,618
Deutsche Telekom AG, ADR (Germany)	120,653	2,195,885
France Telecom SA (France)	87,230	2,416,271
Nippon Telegraph & Telephone, ADR (Japan)	87,793	2,176,388
Telecom Italia SPA (Italy)	70,691	2,129,920
Verizon Communications, Inc.	141,329	5,263,092
Windstream Corp.	69,953	994,732

		30,974,379

Electric Utilities — 4.1%
Duquesne Light Holdings, Inc.	274,512	5,449,063
E.on AG, ADR (Germany)	51,434	2,324,302
Entergy Corp.	65,685	6,064,039
FirstEnergy Corp.	93,242	5,622,493
Korea Electric Power Co., ADR (South Korea)*	85,777	1,947,996

		21,407,893

Electrical Equipment — 0.4%
General Cable Corp.*	26,625	1,163,779
Lamson & Sessions Co.*	30,259	734,083

		1,897,862

Electronic Equipment & Instruments — 0.4%
Brightpoint, Inc.*	36,807	495,054
Daktronics, Inc.	31,536	1,162,102
LoJack Corp.*	13,144	224,499

		1,881,655

Energy Equipment & Services — 1.7%
Dril-Quip, Inc.*	32,849	1,286,367
Parker Drilling Co.*	82,299	672,383
Schlumberger Ltd.	93,185	5,885,564
W-H Energy Services, Inc.*	23,243	1,131,702

		8,976,016

Food & Staples Retailing — 1.3%
Compass Group PLC (United Kingdom)	1,233,160	7,002,064

Gas Utilities — 1.0%
Nicor, Inc.	110,943	5,192,132

Healthcare Equipment & Supplies — 1.2%
Arthrocare Corp.*	20,210	806,783
Cutera, Inc.*	9,572	258,444

SEE NOTES TO FINANCIAL STATEMENTS.

B222

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Healthcare Equipment & Supplies (cont’d.)
Somanetics Corp.*	8,389	$191,521
Thoratec Corp.*	40,729	716,016
Varian Medical Systems, Inc.*	87,096	4,143,157

		6,115,921

Healthcare Providers & Services — 0.8%
Express Scripts, Inc.*	61,397	4,396,025

Healthcare Technology — 0.3%
Eclipsys Corp.*	38,530	792,177
Per-Se Technologies, Inc.*	31,841	884,543

		1,676,720

Household Durables — 1.0%
La-Z-Boy, Inc.	298,607	3,544,465
Matsushita Electric Industrial, ADR (Japan)	90,247	1,813,062

		5,357,527

Industrial Conglomerates — 3.6%
Cheung Kong Infrastructure
Holdings Ltd. (Hong Kong)	1,491,000	4,619,809
Citic Pacific Ltd. (Hong Kong)	1,571,000	5,402,859
General Electric Co.	144,898	5,391,655
McDermott International, Inc.*	68,149	3,466,058

		18,880,381

Insurance — 4.1%
Aegon NV (Netherlands)	115,461	2,187,986
Allianz AG (Germany)	117,745	2,404,353
CInc.innati Financial Corp.	107,367	4,864,799
Navigators Group, Inc.*	13,202	636,072
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	2,060,800	6,153,388
Tower Group, Inc.	16,300	506,441
Unitrin, Inc.	98,506	4,936,136

		21,689,175

IT Services — 0.1%
Gevity HR, Inc.	26,160	619,730

Life Science Tools & Services — 0.1%
Molecular Devices Corp.*	36,174	762,186

Machinery — 0.9%
American Science & Engineering, Inc.*	6,407	381,281
Joy Global, Inc.	85,807	4,147,910

		4,529,191

Media — 0.5%
Idearc, Inc.*	6,608	189,332
Vivendi Universal SA (France)	61,929	2,420,590

		2,609,922

Metals & Mining — 0.9%
POSCO, ADR (South Korea)	32,599	2,694,959
Reliance Steel & Aluminum Co.	45,447	1,789,703

		4,484,662

Multi-Utilities — 1.8%
Energy East Corp.	190,055	4,713,364
SCANA Corp.	116,792	4,744,091

		9,457,455

Oil, Gas & Consumable Fuels — 4.1%
Atlas America, Inc.*	14,798	754,254
Carrizo Oil & Gas, Inc.*	19,556	567,515
Encana Corp.	46,117	2,119,076
ENI SpA, ADR (Italy)	33,265	2,238,069
EOG Resources, Inc.	79,498	4,964,650
Marathon Oil Corp.	67,462	6,240,235
Norsk Hydro ASA (Norway)	81,589	2,502,335
Repsol YPF SA, ADR (Spain)	68,015	2,346,518

		21,732,652

Personal Products
Parlux Fragrances, Inc.*	14,972	83,394

Pharmaceuticals — 0.9%
Bentley Pharmaceuticals, Inc.*	17,126	174,171
Pfizer, Inc.	181,855	4,710,045

		4,884,216

Real Estate Management & Development — 1.2%
Hang Lung Properties Ltd. (Hong Kong)	2,603,000	6,530,168

Road & Rail — 0.1%
Celadon Group, Inc.*	17,835	298,736

Semiconductors & Semiconductor Equipment — 3.4%
Advanced Energy Industries, Inc.*	38,831	732,741
Advanced Mirco Devices, Inc.*	138,560	2,819,696
Broadcom Corp. (Class A Stock)*	118,806	3,838,622
Nvidia Corp.*	214,095	7,923,656
Omnivision Technologies, Inc.*	33,741	460,565
STMicroelectronics NV (Netherlands)	112,396	2,068,086

		17,843,366

Software — 0.5%
Advent Software, Inc.*	24,649	869,863
Ansoft Corp.*	18,379	510,936
Blackboard, Inc.*	21,534	646,882
SPSS, Inc.*	14,241	428,227

		2,455,908

Specialty Retail — 0.8%
Charlotte Russe Holding, Inc.*	17,398	534,989
Dress Barn, Inc.*	40,515	945,215
Guess?, Inc.*	29,952	1,899,855
Hibbett Sporting Goods, Inc.*	28,197	860,854

		4,240,913

Textiles, Apparel & Luxury Goods — 0.5%
Gildan Activewear, Inc.*	37,912	1,767,837
Madden Steven Ltd.	16,327	572,914

		2,340,751

SEE NOTES TO FINANCIAL STATEMENTS.

B223

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Thrifts & Mortgage Finance — 1.0%
Washington Mutual, Inc.	111,541	$5,074,000

Wireless Telecommunication Services — 3.1%
Alltel Corp.	75,420	4,561,401
NTT Docomo, Inc., ADR (Japan)	128,463	2,038,708
Vodafone Group PLC (United Kingdom)	2,460,091	6,815,791
Vodafone Group PLC, ADR (United Kingdom)	98,608	2,739,330

		16,155,230

Total Common Stocks
(cost $319,773,249)		342,263,453

		Moody’s	PrInc.ipal
Interest	Maturity	Rating	Amount
Rate	Date	(Unaudited)	(000)#

CORPORATE BONDS — 33.0%

Aerospace & Defense — 1.3%
Honeywell International, Notes
7.50%	03/01/10	A2	3,500	3,732,032
United Technologies Corp., Sr. Notes
4.875%	05/01/15	A2	3,250	3,133,049

				6,865,081

Automobiles — 0.1%
Daimlerchrysler NA Holding Corp., Gtd. Notes
4.05%	06/04/08	Baa1	750	733,978

Beverages
Bottling Group LLC, Sr. Unsec’d. Notes
5.50%	04/01/16	A3	250	249,082

Biotechnology — 0.6%
Amgen, Inc., Sr. Notes
4.85%	11/18/14	A2	3,000	2,904,681

Capital Markets — 4.1%
Credit Suisse First Boston USA, Inc., Notes
5.125%	08/15/15	Aa3	2,500	2,460,772
Goldman Sachs Group, Inc., Notes
6.125%	02/15/33	Aa3	2,750	2,802,148
6.875%	01/15/11	Aa3	3,250	3,440,356
Sr. Notes
5.35%	01/15/16	Aa3	2,250	2,220,818
Merill Lynch & Co., Notes
6.00%	02/17/09	Aa3	2,750	2,794,795
Sub. Notes
6.22%	09/15/26	A1	3,250	3,349,011
Morgan Stanley, Notes
3.875%	01/15/09	Aa3	1,750	1,706,518
Unsub. Notes
6.75%	04/15/11	Aa3	2,750	2,906,673

				21,681,091

Chemicals — 0.6%
E. I. Du Pont de Nemours & Co., Notes
6.875%	10/15/09	A2	3,000	3,131,946

Commercial Banks — 2.2%
HSBC Bank USA,
Sr. Notes
3.875%	09/15/09	Aa2	2,750	2,666,359
Sub. Notes
5.875%	11/01/34	Aa3	2,250	2,251,316
HSBC Finance Corp., Notes
5.50%	01/19/16	Aa3	3,000	3,014,160
Wells Fargo Bank & Co., Sub. Notes
4.75%	02/09/15	Aa1	3,500	3,350,917

				11,282,752

Consumer Finance — 0.6%
Household Finance Corp., Notes
6.375%	10/15/11	Aa3	3,000	3,137,052

Diversified Financial Services — 2.0%
Bank of America Corp., Sr. Notes
5.875%	02/15/09	Aa2	1,500	1,521,062
Citigroup, Inc., Notes
3.50%	02/01/08	Aa1	1,000	982,006
6.50%	01/18/11	Aa1	2,500	2,615,742
Sr. Notes
4.125%	02/22/10	Aa1	2,000	1,940,096
JPMorgan Chase & Co., Sub Notes
5.125%	09/15/14	A1	3,500	3,441,609

				10,500,515

Diversified Telecommunication Services — 6.1%
BellSouth Corp.,
Sr. Notes
4.20%	09/15/09	A2	3,250	3,159,445
6.875%	10/15/31	A2	3,000	3,177,444
Unsec’d. Notes
4.75%	11/15/12	A2	4,250	4,101,339
GTE Corp., Debs.
6.84%	04/15/18	Baa1	3,250	3,455,101
7.51%	04/01/09	Baa1	1,250	1,303,673
SBC Communications, Inc., Notes
4.125%	09/15/09	A2	3,000	2,913,762
5.10%	09/15/14	A2	1,750	1,699,161
6.15%	09/15/34	A2	3,000	2,950,698
6.25%	03/15/11	A2	3,750	3,871,537
Sprint Capital Corp., Gtd. Notes
6.875%	11/15/28	Baa3	1,000	1,001,008
Verizon New York, Inc., Debs.
6.875%	04/01/12	Baa3	4,000	4,146,868

				31,780,036

Electric Utilities — 2.4%
American Electric Power, Sr. Notes
5.375%	03/15/10	Baa2	3,000	2,997,222

SEE NOTES TO FINANCIAL STATEMENTS.

B224

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Moody’s	PrInc.ipal
Interest	Maturity	Rating	Amount	Value
Rate	Date	(Unaudited)	(000)#	(Note 2)

Electric Utilities (cont’d.)
Midamerican Energy Holdings, Sr. Notes
3.50%	05/15/08	Baa1	750	$731,275
Progress Energy, Inc.,
Sr. Notes
7.10%	03/01/11	Baa2	704	749,725
7.75%	03/01/31	Baa2	3,750	4,507,361
Southern California Edison Co.,
First Mortgage
6.00%	01/15/34	A2	500	509,769
Southern Power Co., Sr. Notes
4.875%	07/15/15	Baa1	3,000	2,842,758

				12,338,110

Financial Services — 1.6%
General Electric Capital Corp., Notes
6.75%	03/15/32	Aaa	2,250	2,576,876
7.375%	01/19/10	Aaa	3,000	3,179,865
Unsec’d. Notes
6.00%	06/15/12	Aaa	2,500	2,587,927

				8,344,668

Food & Staples Retailing — 1.5%
Wal-Mart Stores, Inc., Notes
4.125%	02/15/11	Aa2	3,000	2,885,544
5.25%	09/01/35	Aa2	2,750	2,525,322
Sr. Notes
6.875%	08/10/09	Aa2	2,250	2,344,109

				7,754,975

Food Products — 1.0%
Kraft Foods, Inc., Sr. Unsec’d. Notes
5.625%	11/01/11	A3	2,750	2,779,230
Unilever Capital Corp., Gtd. Notes
7.125%	11/01/10	A1	2,500	2,655,560

				5,434,790

Household Durables — 0.2%
Fortune Brands, Inc., Sr. Unsub. Notes
5.375%	01/15/16	Baa2	1,250	1,185,261

Household Products — 0.6%
Procter & Gamble Co., Unsub. Notes
6.875%	09/15/09	Aa3	3,000	3,129,867

Independent Power Producers & Energy Traders — 0.9%
Constellation Energy Group, Notes
4.55%	06/15/15	Baa1	3,500	3,240,153
TXU Energy Co., Sr. Notes
7.00%	03/15/13	Baa2	1,500	1,569,537

				4,809,690

Insurance — 0.4%
Metlife, Inc., Sr. Notes
5.70%	06/15/35	A2	2,250	2,198,779

Media — 2.2%
Comcast Cable Communication, Notes
6.20%	11/15/08	Baa2	1,000	1,015,831
Comcast Corp.,
Gtd. Notes
5.90%	03/15/16	Baa2	250	250,713
6.45%	03/15/37	Baa2	3,500	3,501,890
Time Warner, Inc., Debs.
8.375%	03/15/23	Baa2	3,000	3,519,480
Gtd. Notes
7.70%	05/01/32	Baa2	2,750	3,102,806

				11,390,720

Multi-Utilities — 1.8%
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
5.15%	07/15/15	Baa2	3,250	3,147,992
5.95%	06/15/35	Baa2	250	245,783
Pacific Gas & Electric, Unsec’d. Notes
3.60%	03/01/09	Baa1	3,500	3,380,734
6.05%	03/01/34	Baa1	2,750	2,773,581

				9,548,090

Oil, Gas & Consumable Fuels — 0.5%
Conoco, Inc., Sr. Notes
6.95%	04/15/29	A1	2,500	2,839,690

Paper & Forest Products — 1.2%
Weyerhauser Co., Debs.
7.375%	03/15/32	Baa2	2,750	2,870,519
Notes
6.75%	03/15/12	Baa2	3,250	3,408,480

				6,278,999

Pharmaceuticals — 0.6%
Abbot Laboratories, Notes
5.875%	05/15/16	A1	3,000	3,090,093

Specialty Retail — 0.5%
Home Depot, Inc., Sr. Unsec’d. Notes
5.20%	03/01/11	Aa3	2,750	2,735,607

Wireless Telecommunication Services
Alltel Corp., Sr. Notes
7.00%	07/01/12	A2	150	155,834

Total Corporate Bonds
(cost $172,321,297)				173,501,387

Total Long-Term Investments
(cost $492,094,546)				515,764,840

SEE NOTES TO FINANCIAL STATEMENTS.

B225

AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENT — 2.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $14,641,623) (w) (Note 4)	14,641,623	$14,641,623

Total Investments(o) — 101.0%
(cost $506,736,169; Note 6)		530,406,463
Liabilities in Excess of Other Assets — (1.0)%		(5,063,573)

NET ASSETS — 100.0%		$525,342,890

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(o)	As of December 31, 2006, 5 securities representing $29,064,132 and 5.48% of the market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investment and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Diversified Telecommunication Services	12.0%
Electric Utilities	6.5
Commercial Banks	6.2
Chemicals	5.0
Oil, Gas & Consumable Fuels	4.6
Insurance	4.5
Capital Markets	4.1
Multi-Utilities	3.6
Industrial Conglomerates	3.6
Diversified Financial Services	3.5
Semiconductors & Semiconductor Equipment	3.4
Wireless Telecommunication Services	3.1
Food & Staples Retailing	2.8
Affiliated Money Market Mutual Fund	2.8
Media	2.7
Computers & Peripherals	2.5
Automobiles	2.4
Aerospace & Defense	1.7
Energy Equipment & Services	1.7
Financial Services	1.6
Pharmaceuticals	1.5
Specialty Retail	1.3
Household Durables	1.2
Real Estate Management & Development	1.2
Paper & Forest Products	1.2
Airlines	1.2
Healthcare Equipment & Supplies	1.2
Commercial Services & Supplies	1.1
Food Products	1.0
Gas Utilities	1.0
Thrifts & Mortgage Finance	1.0
Independent Power Producers & Energy Traders	0.9
Machinery	0.9
Metals & Mining	0.9
Healthcare Providers & Services	0.8
Automotive Components	0.8
Biotechnology	0.8
Consumer Finance	0.7
Construction Materials	0.7
Household Products	0.6
Software	0.5
Textiles, Apparel & Luxury Goods	0.5
Electrical Equipment	0.4
Electronic Equipment & Instruments	0.4
Healthcare Technology	0.3
Life Science Tools & Services	0.1
Building Products	0.1
IT Services	0.1
Distributors	0.1
Construction & Engineering	0.1
Road & Rail	0.1

101.0
Liabilities in Excess of Other Assets	(1.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B226

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS —97.9%
		Value
COMMON STOCKS — 79.2%	Shares	(Note 2)

Aerospace & Defense — 0.7%
AAR Corp.	41,722	$1,217,865
Ceradyne, Inc.*	24,195	1,367,018
United Industrial Corp.	29,615	1,502,961

		4,087,844

Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	121,698	4,976,231

Airlines — 1.6%
Cathay Pacific Airways Ltd. (Hong Kong)	3,752,000	9,228,737

Automobiles — 2.7%
Daimlerchrysler AG (Germany)	38,074	2,338,124
General Motors Corp.	346,619	10,648,136
Honda Motor Ltd.	71,884	2,842,293

		15,828,553

Automotive Components — 1.1%
GKN PLC (United Kingdom)	1,173,082	6,385,307

Biotechnology — 1.6%
Digene Corp.*	60,840	2,915,453
Gilead Sciences, Inc.*	95,389	6,193,608

		9,109,061

Building Products — 0.4%
Universal Forest Products, Inc.	48,890	2,279,252

Chemicals — 1.6%
BASF AG, ADR (Germany)	27,940	2,716,048
Bayer AG, ADR (Germany)	52,484	2,800,546
H.B. Fuller Co.	155,112	4,004,992

		9,521,586

Commercial Banks — 1.6%
BOC Hong Kong (Holdings) Ltd. (Hong Kong)	3,465,000	9,384,765

Commercial Services & Supplies — 0.6%
American Ecology Corp.	46,941	868,878
Mobile Mini, Inc.*	85,775	2,310,778

		3,179,656

Computers & Peripherals — 5.4%
Apple Computer, Inc.*	202,361	17,168,307
SanDisk Corp.*	229,693	9,883,690
Western Digital Corp.*	210,176	4,300,201

		31,352,198

Construction & Engineering — 0.3%
Insituform Technologies, Inc. (Class A Stock)*	70,697	1,828,224

Construction Materials — 0.7%
Eagle Materials, Inc.	25,083	1,084,338
Lafarge SA	80,425	2,991,810

		4,076,148

Consumer Finance — 0.2%
Asta Funding, Inc.	36,162	1,100,771

Distributors — 0.4%
Building Material Holding Corp.	81,867	2,021,296

Diversified Financial Services — 0.4%
ING Groep NV, ADR (Netherlands)	56,184	2,481,647

Diversified Telecommunication Services — 7.0%
AT&T, Inc.	255,159	9,121,934
BCE, Inc. (Canada)	79,655	2,150,685
BT Group PLC (United Kingdom)	1,937,082	11,435,205
Deutsche Telekom AG, ADR (Germany)	133,752	2,434,286
France Telecom SA	96,701	2,678,618
Nippon Telegraph & Telephone, Inc., ADR (Japan)	97,325	2,412,687
Telecom Italia SpA	78,366	2,361,168
Verizon Communications, Inc.	208,897	7,779,324

		40,373,907

Electric Utilities — 0.8%
E. ON AG, ADR (Germany)	57,018	2,576,643
Korea Electric Power Co., ADR (South Korea)*	95,090	2,159,494

		4,736,137

Electrical Equipment — 0.5%
General Cable Corp.*	39,354	1,720,163
Lamson & Sessions Co.*	44,726	1,085,053

		2,805,216

Electronic Equipment & Instruments — 0.9%
Brightpoint, Inc.*	54,404	731,734
Daktronics, Inc.	104,880	3,864,828
LoJack Corp.*	43,713	746,618

		5,343,180

Energy Equipment & Services — 3.8%
Dril-Quip, Inc.*	109,245	4,278,034
Parker Drilling Co.*	273,704	2,236,162
Patterson-UTI Energy, Inc.	130,795	3,038,368
Schlumberger Ltd.	137,736	8,699,406
W-H Energy Services, Inc.*	77,299	3,763,688

		22,015,658

Food & Staples Retailing — 1.8%
Compass Group PLC (United Kingdom)	1,834,544	10,416,811

Healthcare Equipment & Supplies — 2.6%
Arthrocare Corp.*	67,213	2,683,143
Cutera, Inc.*	31,835	859,545
Intuitive Surgical, Inc.*	27,129	2,601,671
Somanetics Corp.*	27,898	636,911
Thoratec Corp.*	135,452	2,381,246
Varian Medical Systems, Inc.*	128,736	6,123,972

		15,286,488

SEE NOTES TO FINANCIAL STATEMENTS.

B227

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

COMMON STOCKS
		Value
(Continued)	Shares	(Note 2)

Healthcare Providers & Services — 2.0%
Express Scripts, Inc.*	158,814	$11,371,082

Healthcare Technology — 1.0%
Eclipsys Corp.*	128,140	2,634,558
Per-Se Technologies, Inc.*	105,893	2,941,708

		5,576,266

Hotels, Restaurants & Leisure — 1.0%
Starbucks Corp.*	163,542	5,792,658

Household Durables — 1.8%
Garmin Ltd.	153,174	8,525,665
Matsushita Electric Industrial Co. Ltd., ADR (Japan)	100,045	2,009,904

		10,535,569

Industrial Conglomerates — 4.8%
Cheung Kong Infrastructure
Holdings Ltd. (Hong Kong)	2,218,000	6,872,392
Citic Pacific Ltd. (Hong Kong)	2,337,000	8,037,225
General Electric Co.	214,172	7,969,340
McDermott International, Inc.*	100,731	5,123,179

		28,002,136

Insurance — 3.1%
Aegon NV	127,997	2,425,543
Allianz AG	130,528	2,665,382
Navigators Group, Inc.*	43,907	2,115,439
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	3,065,805	9,154,255
Tower Group, Inc.	54,210	1,684,305

		18,044,924

Internet Software & Services — 1.3%
Google, Inc. (Class A Stock)*	16,380	7,542,662

IT Services — 0.4%
Gevity HR, Inc.	87,000	2,061,030

Life Science Tools & Services — 0.3%
Molecular Devices Corp.*	78,836	1,661,075

Machinery — 1.3%
American Science & Engineering, Inc.*	21,308	1,268,039
Joy Global, Inc.	126,831	6,131,011

		7,399,050

Media — 0.5%
Idearc, Inc.*	9,767	279,825
Vivendi Universal SA (France)	69,098	2,700,801

		2,980,626

Metals & Mining — 1.0%
POSCO, ADR (South Korea)	36,139	2,987,611
Reliance Steel & Aluminum Co.	67,174	2,645,312

		5,632,923

Oil, Gas & Consumable Fuels — 3.8%
Atlas America, Inc.*	49,215	2,508,488
Carrizo Oil & Gas, Inc.*	65,037	1,887,374
Encana Corp.	51,124	2,349,148
ENI SpA, ADR (Italy)	36,877	2,481,085
EOG Resources, Inc.	117,505	7,338,187
Norsk Hydro ASA	90,448	2,774,040
Repsol SA	75,400	2,601,300

		21,939,622

Personal Products
Parlux Fragrances, Inc.*	49,794	277,353

Pharmaceuticals — 1.3%
Bentley Pharmaceuticals, Inc.*	56,956	579,243
Pfizer, Inc.	268,799	6,961,894

		7,541,137

Real Estate Management & Development — 1.7%
Hang Lung Properties Ltd. (Hong Kong)	3,873,000	9,716,228

Road & Rail — 0.2%
Celadon Group, Inc.*	59,312	993,476

Semiconductors & Semiconductor Equipment — 7.9%
Advanced Energy Industries, Inc.*	129,141	2,436,891
Advanced Mirco Devices, Inc.*	204,805	4,167,782
Broadcom Corp. (Class A Stock)*	307,310	9,929,186
Lam Research Corp.*	103,303	5,229,198
Nvidia Corp.*	557,776	20,643,290
Omnivision Technologies, Inc.*	49,872	680,753
STMicroelectronics NV	124,599	2,292,621

		45,379,721

Software — 2.5%
Adobe Systems, Inc.*	154,082	6,335,852
Advent Software, Inc.*	81,976	2,892,933
Ansoft Corp.*	61,123	1,699,219
Blackboard, Inc.*	71,615	2,151,315
SPSS, Inc.*	47,362	1,424,175

		14,503,494

Specialty Retail — 1.5%
Charlotte Russe Holding, Inc.*	57,860	1,779,195
Dress Barn, Inc.*	59,886	1,397,140
Guess?, Inc.*	44,271	2,808,110
Hibbett Sporting Goods, Inc.*	93,774	2,862,920

		8,847,365

Textiles, Apparel & Luxury Goods — 0.8%
Gildan Activewear, Inc.*	56,038	2,613,052
Steven Madden Ltd.	54,299	1,905,352

		4,518,404

Trading Companies & Distributors — 0.7%
Fastenal Co.	108,505	3,893,159

SEE NOTES TO FINANCIAL STATEMENTS.

B228

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
COMMON STOCKS (Continued)	Shares	(Note 2)

Wireless Telecommunication Services — 2.7%
NTT DoCoMo, Inc., ADR (Japan)	142,411	$2,260,063
Vodafone Group PLC (United Kingdom)	3,659,821	10,139,695
Vodafone Group PLC, ADR (United Kingdom)	109,314	3,036,743

		15,436,501

TOTAL COMMON STOCKS
(cost $429,216,943)		457,465,134

			Principal
Interest	Maturity	Moody’s	Amount
Rate	Date	Ratings	(000)#

CORPORATE BONDS — 18.7%
Aerospace & Defense — 0.8%
Honeywell International, Notes
7.50%	03/01/10	A2	2,500	2,665,737
United Technologies Corp., Sr. Notes
4.875%	05/01/15	A2	1,800	1,735,227

				4,400,964

Automobiles — 0.1%
DaimlerChrysler NA Holding Corp., Gtd. Notes
4.05%	06/04/08	Baa1	800	782,910

Biotechnology — 0.3%
Amgen, Inc., Sr. Notes
4.85%	11/18/14	A2	1,600	1,549,163

Capital Markets — 2.4%
Credit Suisse First Boston USA, Inc., Notes
5.125%	08/15/15	Aa3	2,100	2,067,049
Goldman Sachs Group, Inc., Bonds
6.875%	01/15/11	Aa3	1,600	1,693,713
Gtd. Notes
6.345%	02/15/34		400	404,900
Notes
6.125%	02/15/33	Aa3	1,850	1,885,081
Sr. Notes
5.35%	01/15/16	Aa3	900	888,327
Merrill Lynch & Co., Notes
6.00%	02/17/09	Aa3	1,400	1,422,805
Sub. Notes
6.22%	09/15/26	A1	1,750	1,803,314
Morgan Stanley, Notes
3.875%	01/15/09	Aa3	1,600	1,560,245
Unsub. Notes
6.75%	04/15/11	Aa3	2,000	2,113,944

				13,839,378

Chemicals — 0.4%
E.I. Du Pont de Nemours, Notes
6.875%	10/15/09	A2	2,250	2,348,959

Commercial Banks — 1.1%
HSBC Bank USA,
Sr. Notes
3.875%	09/15/09	Aa2	1,750	1,696,774
Sub. Notes
5.875%	11/01/34	Aa3	750	750,439
HSBC Finance Corp., Notes
5.50%	01/19/16	Aa3	1,800	1,808,496
Wells Fargo Bank & Co., Sub. Notes
4.75%	02/09/15	Aa1	2,250	2,154,161

				6,409,870

Consumer Finance — 0.3%
Household Finance Corp., Notes
6.375%	10/15/11	Aa3	1,900	1,986,800

Diversified Financial Services — 1.2%
Bank of America Corp., Sr. Notes
5.875%	02/15/09	Aa2	800	811,233
Citigroup, Inc., Notes
3.50%	02/01/08	Aa1	600	589,204
6.50%	01/18/11	Aa1	1,800	1,883,334
Sr. Notes
4.125%	02/22/10	Aa1	1,250	1,212,560
JPMorgan Chase & Co., Sub. Notes
5.125%	09/15/14	A1	2,300	2,261,629

				6,757,960

Diversified Telecommunication Services — 3.3%
BellSouth Corp., Notes
4.20%	09/15/09	A2	2,150	2,090,095
6.875%	10/15/31	A2	2,350	2,488,998
Sr. Unsec’d. Notes
4.75%	11/15/12	A2	2,550	2,460,803
GTE Corp., Debs.
6.84%	04/15/18	Baa1	2,350	2,498,304
Notes
7.51%	04/01/09	Baa1	800	834,350
SBC Communications, Notes
4.125%	09/15/09	A2	1,900	1,845,383
5.10%	09/15/14	A2	200	194,190
6.15%	09/15/34	A2	1,500	1,475,349
6.25%	03/15/11	A2	2,650	2,735,886
Sprint Capital Corp., Gtd. Notes
6.875%	11/15/28	Baa3	600	600,605
Verizon New York, Inc., Debs.
6.875%	04/01/12	Baa3	1,850	1,917,926

				19,141,889

Electric Utilities — 1.4%
American Electric Power, Sr. Notes
5.375%	03/15/10	Baa2	1,750	1,748,380

SEE NOTES TO FINANCIAL STATEMENTS.

B229

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

			Principal
Interest	Maturity	Moody’s	Amount	Value
Rate	Date	Ratings	(000)#	(Note 2)

Electric Utilities (cont’d)
Midamerican Energy Holdings, Sr. Notes, 144A
3.50%	05/15/08	Baa1	400	$390,013
Progress Energy, Inc., Sr. Notes
7.10%	03/01/11	Baa2	610	649,620
7.75%	03/01/31	Baa2	2,450	2,944,809
Southern California Edison Co., First Mortgage
6.00%	01/15/34	A2	400	407,815
Southern Power Co., Sr. Notes
4.875%	07/15/15	Baa1	2,300	2,179,448

				8,320,085

Financial Services — 0.9%
General Electric Capital Corp., Notes
6.75%	03/15/32	Aaa	1,750	2,004,236
7.375%	01/19/10	Aaa	1,500	1,589,933
Unsec’d. Notes
6.00%	06/15/12	Aaa	1,350	1,397,481

				4,991,650

Food & Staples Retailing — 0.7%
Wal-Mart Stores, Inc., Bonds
5.25%	09/01/35	Aa2	1,650	1,515,193
Notes
4.125%	02/15/11	Aa2	2,000	1,923,696
Sr. Notes
6.875%	08/10/09	Aa2	600	625,096

				4,063,985

Food Products — 0.7%
Kraft Foods, Inc., Sr. Unsec’d. Notes
5.625%	11/01/11	A3	1,800	1,819,132
Unilever Capital Corp., Gtd. Notes
7.125%	11/01/10	A1	2,100	2,230,670

				4,049,802

Household Durables — 0.2%
Fortune Brands, Inc., Sr. Unsub. Notes
5.375%	01/15/16	Baa2	1,100	1,043,030

Household Products — 0.3%
Procter & Gamble Co., Unsub. Notes
6.875%	09/15/09	Aa3	1,550	1,617,098

Independent Power Producers & Energy Traders — 0.6%
Constellation Energy Group, Inc., Notes
4.55%	06/15/15	Baa1	2,550	2,360,683
Sr. Notes
6.125%	09/01/09	Baa1	197	200,516
TXU Energy Co., Sr. Notes
7.00%	03/15/13	Baa2	1,100	1,150,994

				3,712,193

Insurance — 0.2%
Metlife, Inc., Sr. Notes
5.70%	06/15/35	A2	1,350	1,319,267

Media — 1.2%
AOL Time Warner, Inc., Gtd. Notes
7.70%	05/01/32	Baa2	1,350	1,523,195
Comcast Cable Communications Holdings, Inc., Notes
6.20%	11/15/08	Baa2	700	711,082
Comcast Corp., Gtd. Notes
5.90%	03/15/16	Baa2	400	401,141
6.45%	03/15/37	Baa2	2,000	2,001,080
Time Warner, Inc., Debs.
8.375%	03/15/23	Baa2	2,100	2,463,636

				7,100,134

Multi-Utilities — 0.9%
Dominion Resources Inc., Sr. Unsec’d. Notes
5.15%	07/15/15	Baa2	1,600	1,549,781
5.95%	06/15/35	Baa2	200	196,626
Duke Energy Corp., First Mortgage
3.75%	03/05/08	A2	200	196,275
Pacific Gas & Electric, Unsec’d. Notes
3.60%	03/01/09	Baa1	2,050	1,980,144
6.05%	03/01/34	Baa1	1,600	1,613,720

				5,536,546

Oil, Gas & Consumable Fuels — 0.4%
Conoco, Inc., Sr. Notes
6.95%	04/15/29	A1	1,850	2,101,371

Paper & Forest Products — 0.7%
Weyerhaeuser Co., Debs.
7.375%	03/15/32	Baa2	1,800	1,878,885
Notes
6.75%	03/15/12	Baa2	1,900	1,992,650

				3,871,535

Pharmaceuticals — 0.4%
Abbot Laboratories, Notes
5.875%	05/15/16	A1	2,150	2,214,567

Specialty Retail — 0.2%
Home Depot, Inc., Sr. Unsec’d. Notes
5.20%	03/01/11	Aa3	1,150	1,143,981

Wireless Telecommunication Services
Alltel Corp., Sr. Notes
7.00%	07/01/12	A2	100	103,889

Total Corporate Bonds
(cost $107,568,886)				108,407,026

Total Long-Term Investments
(cost $536,785,829)				565,872,160

SEE NOTES TO FINANCIAL STATEMENTS.

B230

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2006

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENT — 3.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $17,799,232)(w) (Note 4)	17,799,232	$17,799,232

Total Investments — 101.0%
(cost $554,585,061; Note 6)		583,671,392
Liabilities in Excess of Other Assets — (1.0)%		(5,776,733)

NET ASSETS — 100.0%		$577,894,659

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

Industry
Diversified Telecommunication Services	10.3%
Semiconductors & Semiconductor Equipment	7.9
Computers & Peripherals	5.4
Industrial Conglomerates	4.8
Oil, Gas & Consumable Fuels	4.2
Energy Equipment & Services	3.8
Insurance	3.3
Affiliated Money Market Mutual Fund	3.1
Automobiles	2.8
Commercial Banks	2.7
Wireless Telecommunication Services	2.7
Healthcare Equipment & Supplies	2.6
Software	2.5
Food & Staples Retailing	2.5
Capital Markets	2.4
Electric Utilities	2.2
Chemicals	2.0
Household Durables	2.0
Healthcare Providers & Services	2.0
Biotechnology	1.9
Media	1.7
Specialty Retail	1.7
Pharmaceuticals	1.7
Real Estate Management & Development	1.7
Diversified Financial Services	1.6
Airlines	1.6
Aerospace & Defense	1.5
Internet Software & Services	1.3
Machinery	1.3
Automotive Components	1.1
Hotels, Restaurants & Leisure	1.0
Metals & Mining	1.0
Healthcare Technology	1.0
Multi-Utilities	0.9
Electronic Equipment & Instruments	0.9
Financial Services	0.9
Air Freight & Logistics	0.9
Textiles, Apparel & Luxury Goods	0.8
Construction Materials	0.7
Food Products	0.7
Trading Companies & Distributors	0.7
Paper & Forest Products	0.7
Independent Power Producers & Energy Traders	0.6
Commercial Services & Supplies	0.6
Consumer Finance	0.5
Electrical Equipment	0.5
Building Products	0.4
IT Services	0.4
Distributors	0.4
Construction & Engineering	0.3
Life Science Tools & Services	0.3
Household Products	0.3
Road & Rail	0.2

101.0
Liabilities in Excess of Other Assets	(1.0)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B231

NOTES TO THE FINANCIAL STATEMENTS OF
AMERICAN SKANDIA TRUST

1. General

American Skandia Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2006 issued 43 classes of shares of beneficial interest (collectively the “Portfolios”).

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investments objectives:

AST JPMorgan International Equity Portfolio (“JPMorgan International Equity”): Capital growth by investing primarily in equity securities of foreign companies.

AST International Growth Portfolio (“International Growth”), formerly known as AST William Blair International Growth Portfolio: Long-term capital growth by investing primarily in equity securities of foreign companies.

AST International Value Portfolio (“International Value”), formerly known as AST LSV International Value Portfolio: Capital growth by investing primarily in equity securities of foreign companies represented in the MSCI EAFE Index.

AST MFS Global Equity Portfolio (“MFS Global Equity”): Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”), formerly known as AST State Street Research Small- Cap Growth Portfolio: Capital growth by investing in common stocks of small capitalization companies.

AST DeAM Small-Cap Growth Portfolio (“DeAM Small-Cap Growth”): Maximize capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”): Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, Nasdaq stock exchange and the over-the-counter market.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”): Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

AST Small-Cap Value Portfolio (“Small-Cap Value”): Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

AST DeAM Small-Cap Value Portfolio (“DeAM Small-Cap Value”): Maximum capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Value Index.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Neuberger Berman Mid-Cap Value Portfolio (“Neuberger Berman Mid-Cap Value”): Capital growth by investing primarily in common stocks of medium capitalization companies.

AST Mid-Cap Value Portfolio (“Mid-Cap Value”), formerly known as AST Gabelli All-Cap Value Portfolio: Capital growth by investing in mid-capitalization stocks that are undervalued.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

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AST T. Rowe Large-Cap Growth Portfolio (“T. Rowe Large-Cap Growth”), formerly known as AST AllianceBernstein Large-Cap Growth Portfolio: Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

AST MFS Growth Portfolio (“MFS Growth”): Long-term capital growth and future income by investing primarily in common stocks and related securities.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”): Capital growth by investing primarily in common stocks with the majority of the portfolio’s assets in large capitalization stocks.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”): Capital growth by investing primarily in equity securities.

AST DeAM Large-Cap Value Portfolio (“DeAM Large-Cap Value”): Maximum capital growth by investing in equity securities of large capitalization companies included in the Russell 1000 Value Index.

AST Large-Cap Value Portfolio (“Large-Cap Value”): Current income and long-term growth of income, as well as capital appreciation by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.

AST AllianceBernstein Core Value Portfolio (“AllianceBernstein Core Value”), formerly known as AST Sanford Bernstein Core Value Portfolio: Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”): Maximize total return by investing primarily in equity securities of real estate companies.

AST AllianceBernstein Managed Index 500 Portfolio (“AllianceBernstein Managed Index 500”), formerly known as AST Sanford Bernstein Managed Index 500 Portfolio: Outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500.

AST American Century Income & Growth Portfolio (“American Century Income & Growth”): Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

AST AllianceBernstein Growth & Income Portfolio (“AllianceBernstein Growth & Income”): Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

AST Global Allocation Portfolio (“Global Allocation”), formerly known as DeAM Global Allocation Portfolio: A high level of total return by investing primarily in a diversified portfolio of mutual funds.

AST American Century Strategic Balanced Portfolio (“American Century Strategic Balanced”): Capital growth by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”): A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”): High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

AST High Yield Portfolio (“High Yield”), formerly known as AST Goldman Sachs High Yield Portfolio: High current income and may consider potential for capital appreciation. The portfolio invests in high yield fixed income securities that, at the time of purchase, are non-investment grade securities.

AST Lord Abbett Bond-Debenture Portfolio (“Lord Abbett Bond-Debenture”): High current income and the opportunity for capital appreciation to produce a high total return by investing primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from three to six years.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio’s expected average duration will be from one to three years.

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AST Money Market Portfolio (“Money Market”): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

AST Aggressive Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests 100% of its assets in underlying mutual funds that invest primarily in equity securities.

AST Balanced Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 65% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 35% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Capital Growth Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 80% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 20% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Conservative Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 55% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 45% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Preservation Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 35% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 65% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

AST Advanced Strategies Portfolio: Highest level of absolute return. The Portfolio invests its assets in a diversified allocation of domestic and international equity securities and domestic and international fixed-income securities.

AST First Trust Balanced Target Portfolio: Long-term capital growth balanced by current income. The Portfolio invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities.

AST First Trust Capital Appreciation Target Portfolio: Long-term capital growth. The Portfolio invests approximately 80% of its assets in equity securities and approximately 20% of its assets in fixed-income securities.

2. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which

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market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Portfolio’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business;the cost of the investment;the size of the holding and the capitalization of the issuer;the prices of any recent transactions or bids/offers for such securities or any comparable securities;any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006, JPMorgan International Equity, International Growth, International Value, MFS Global Equity, Federated Aggressive Growth, T. Rowe Price Natural Resources, MFS Growth, Marsico Capital Growth, T. Rowe Price Asset Allocation, T. Rowe Price Global Bond, High Yield, PIMCO Total Return Bond, First Trust Balanced Target, and First Trust Capital Appreciation Target Portfolios held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Money Market uses amortized cost to value short-term securities. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the AST Money Market Portfolio, which is limited to 10% of net assets, and the AST AllianceBernstein Core Value Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, which are limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized

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appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Portfolios (except for Money Market) may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Portfolios invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less currrent income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. In accordance with FAS Statement No.140, the Portfolio’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued”in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

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Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.”Subsequent payments known as “variation margin,”are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

Short Sales: Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may also sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statements of Operations as net realized gain or loss on short sales.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements: The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, credit default swap agreements and total return swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. The Portfolios may enter into swap agreements as either the protection buyer or protection seller. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on

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the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. Some funds may enter into total return swaps to manage their exposure to a security or an index. In a total return swap, cash flows are exchanged based on a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. The market-linked return may include, among other things, the total return of a security or an index. These agreements involve elements of credit and market risk. Risks include the possibility that no liquid market exists for these obligations, the counterparty may default on its obligation, or unfavorable changes may exist in the security or index underlying the swap.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Security Loans: The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Dividends and Distributions: Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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3. Agreements

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”), which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Alliance Capital Management L.P. for AllianceBernstein Core Value, AllianceBernstein Growth and Income, and AllianceBernstein Managed Index 500;

American Century Investment Management, Inc. for American Century Income and Growth and American Century Strategic Balanced;

Clear Bridge Advisors for a portion of Small-Cap Value;

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

Deutsche Asset Management, Inc. for DeAM Small-Cap Growth, DeAM Large-Cap Value and DeAM Small-Cap Value;

Dreman Value Management for a portion of Small-Cap Value (beginning March 20, 2006) and a portion of Large- Cap Value (beginning March 20, 2006);

Eagle Asset Management for a portion of Small-Cap Growth;

Earnest Partners LLC for a portion of Mid-Cap Value;

Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth;

First Trust Advisors L.P. for First Trust Balanced Target and First Trust Capital Appreciation Target;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value, Goldman Sachs Mid-Cap Growth and High Yield (through June 16, 2006);

Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

Integrity Asset Management for a portion of Small-Cap Value (through March 20, 2006);

J.P. Morgan Investment Management, Inc. for JPMorgan International Equity and a portion of Small-Cap Value and a portion of Large-Cap Value;

Lee Munder Investments Ltd. for a portion of Small-Cap Value;

Lord Abbett & Co. LLC for Lord Abbett Bond-Debenture;

LSV Asset Management for a portion of International Value and a portion of Advanced Strategies;

Marsico Capital Management LLC for Marsico Capital Growth and a portion of Advanced Strategies and a portion of International Growth (effective after the close of business on November 17, 2006);

Massachusetts Financial Services Company for MFS Global Equity and MFS Growth;

Neuberger Berman Management, Inc. for Neuberger Berman Mid-Cap Value, Neuberger Berman Mid-Cap Growth and for a portion of Small-Cap Growth (formerly AST State Street Research Small-Cap Growth);

Pacific Investment Management Company LLC for PIMCO Total Return Bond, PIMCO Limited Maturity Bond, High Yield and a portion of Advanced Strategies;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies Portfolio and manages the Global Allocation, Aggressive Asset Allocation, Capital Growth Asset Allocation, Balanced Asset Allocation, Conservative Asset Allocation, and Preservation Asset Allocation;

Prudential Investment Management, Inc. (“PIM”) (replaced Wells Capital Management Inc.), for Money Market;

Thornburg for a portion of International Value;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation, T. Rowe Price Large-Cap Growth Fund, and T. Rowe Price Natural Resources and a portion of Advanced Strategies;

T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

WEDGE Capital Management, LLP for a portion Mid-Cap Value; and

William Blair & Company, LLC for a portion of International Growth and a portion of Advanced Strategies.

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Advisory Fees and Expense Limitations: The Investment Manager receives a fee, computed daily and payable monthly, based on the annual rates specified below, of the value of each Portfolio’s average daily net assets. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable to the Portfolios by the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees Net of Waiver	Expense Limitations

JPMorgan International Equity	1.00% first $75 million; 0.85% in excess of $75 million	0.86%	—	†
International Growth	1.00%	0.95%	1.75%
International Value	1.00%	1.00%	1.50%
MFS Global Equity	1.00%	0.96%	—	†
Small-Cap Growth	0.90%	0.89%	—	†
DeAM Small-Cap Growth	0.95%	0.91%	1.35%
Federated Aggressive Growth	0.95%	0.95%	1.35%
Goldman Sachs Small-Cap Value	0.95%	0.95%	1.35%
Small-Cap Value	0.90%	0.90%	1.30%
DeAM Small-Cap Value	0.95%	0.86%	—	†
Goldman Sachs Mid-Cap Growth	1.00%	0.97%	—	†
Neuberger Berman Mid-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.87%	1.25%
Neuberger Berman Mid-Cap Value	0.90% first $1 billion; 0.85% in excess of $1 billion	0.89%	1.25%
Mid-Cap Value	0.95%	0.95%	1.45%
T. Rowe Price Natural Resources	0.90%	0.90%	1.35%
T. Rowe Price Large-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.90%	—	†
MFS Growth	0.90%	0.88%	1.35%
Marsico Capital Growth	0.90%	0.89%	1.35%
Goldman Sachs Concentrated Growth	0.90%	0.79%	—	†
DeAM Large-Cap Value	0.85%	0.85%	1.25%
Large-Cap Value	0.75%	0.75%	1.20%
AllianceBernstein Core Value	0.75%	0.75%	1.25%
Cohen & Steers Realty	1.00%	1.00%	1.45%
AllianceBernstein Managed Index 500	0.60%	0.60%	0.80%
American Century Income and Growth	0.75%	0.75%	1.25%
AllianceBernstein Growth and Income	0.75%	0.73%	1.25%
Global Allocation	0.10%	0.10%	0.35%
American Century Strategic Balanced	0.85%	0.83%	1.25%
T. Rowe Price Asset Allocation	0.85%	0.85%	1.25%
T. Rowe Price Global Bond	0.80%	0.80%	1.75%
High Yield	0.75%	0.74%	—	†
Lord Abbett Bond-Debenture	0.80%	0.75%	—	†
PIMCO Total Return Bond	0.65%	0.65%	1.05%	††
PIMCO Limited Maturity Bond	0.65%	0.64%	1.05%
Money Market	0.50%	0.46%	—	†
Aggressive Asset Allocation	0.15%	0.15%	0.20%
Balanced Asset Allocation	0.15%	0.15%	0.20%
Capital Growth Asset Allocation	0.15%	0.15%	0.20%
Conservative Asset Allocation	0.15%	0.15%	0.20%
Preservation Asset Allocation	0.15%	0.15%	0.20%
Advanced Strategies	0.85%	0.85%	N/A
First Trust Balanced Target	0.85%	0.85%	N/A
First Trust Capital Appreciation Target	0.85%	0.85%	N/A

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	†January 1 through June 30, 2006 Expense Limitations	†Effective July 1, 2006 Expense Limitations

JPMorgan International Equity	1.11%	1.01%
MFS Global Equity	1.75%	1.18%
Small-Cap Growth	1.09%	1.07%
DeAM Small-Cap Value	1.15%	1.14%
Goldman Sachs Mid-Cap Growth	1.35%	1.12%
T. Rowe Price Large-Cap Growth	1.05%	1.45%
Goldman Sachs Concentrated Growth	0.97%	0.86%
High Yield	0.90%	0.88%
Lord Abbett Bond-Debenture	0.90%	0.88%
Money Market	0.65%	0.56%

††Expense limitation is contractual, effective July 1, 2006 through June 30, 2007.

The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

	January 1 through June 30, 2006	Effective July 1, 2006

	(% of the average daily net assets)	(% of the average daily net assets)

Mid-Cap Value	0.05% in excess $500 million	0.00%

	Up to $1 billion	In excess $1 billion	Up to $1 billion	In excess $1 billion

International Growth	0.10%	0.10%	0.00%	0.00%
MFS Global Equity	0.00%	0.05%	0.00%	0.00%
DeAM Small-Cap Growth	0.08%	0.08%	0.00%	0.00%
Federated Aggressive Growth	0.00%	0.05%	0.00%	0.00%
Goldman Sachs Small-Cap Value	0.00%	0.05%	0.00%	0.00%
Small-Cap Value	0.00%	0.05%	0.00%	0.00%
DeAM Small-Cap Value	0.13%	0.13%	0.00%	0.00%
Goldman Sachs Mid-Cap Growth	0.03%	0.05%	0.00%	0.00%
Neuberger Berman Mid-Cap Growth	0.05%	0.00%	0.00%	0.00%
T. Rowe Price Natural Resources	0.00%	0.05%	0.00%	0.00%
MFS Growth	0.03%	0.05%	0.00%	0.00%
Marsico Capital Growth	0.00%	0.03%	0.00%	0.00%
Large-Cap Value	0.00%	0.05%	0.00%	0.00%
AllianceBernstein Core Value	0.00%	0.05%	0.00%	0.00%
AllianceBernstein Managed Index 500	0.00%	0.05%	0.00%	0.00%
American Century Income & Growth	0.00%	0.05%	0.00%	0.00%
AllianceBernstein Growth and Income	0.00%	0.05%	0.00%	0.00%
Global Allocation	0.00%	0.05%	0.00%	0.00%
American Century Strategic Balanced	0.03%	0.05%	0.00%	0.00%
T. Rowe Price Asset Allocation	0.00%	0.05%	0.00%	0.00%
T. Rowe Price Global Bond	0.00%	0.05%	0.00%	0.00%
PIMCO Limited Maturity Bond	0.00%	0.05%	0.00%	0.00%
Money Market	0.05%	0.05%	0.00%	0.00%

	March 20, 2006 through June 30, 2006		Effective July 1, 2006

	Up to $1 billion	Over $1 billion	Up to $1 billion	Over $1 billion

Advanced Strategies	0.00%	0.05%	0.00%	0.00%
First Trust Balanced Target	0.00%	0.05%	0.00%	0.00%
First Trust Capital Appreciation Target	0.00%	0.05%	0.00%	0.00%

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4. Other Transactions with Affiliates

The Trust, excluding Global Allocation Portfolio, Aggressive Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, Conservative Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio, has entered into an agreement with American Skandia Life Assurance Corporation (“ASLAC”) pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Beginning July 1, 2006, the shareholder servicing fee is at an annual rate of 0.07% of each Portfolio’s average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Effective October 1, 2005, Prudential Investment, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, took over as the Trust’s securities lending agent. For the year ended December 31, 2006, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM

JPMorgan International Equity	$897
International Growth	6,407
MFS Global Equity	1,588
Small-Cap Growth	55,583
DeAM Small-Cap Growth	50,210
Federated Aggressive Growth	566,743
Goldman Sachs Small-Cap Value	45,618
Small-Cap Value	621,616
DeAM Small-Cap Value	31,820
Goldman Sachs Mid-Cap Growth	43,717
Neuberger Berman Mid-Cap Growth	62,236
Neuberger Berman Mid-Cap Value	294,561
Mid-Cap Value	6,120
T. Rowe Price Natural Resources	67,043
T. Rowe Price Large-Cap Growth	190,772
MFS Growth	17,723
Marsico Capital Growth	911,180
Goldman Sachs Concentrated Growth	35,728
DeAM Large-Cap Value	7,948
Large-Cap Value	59,661
AllianceBernstein Core Value	12,462
AllianceBernstein Managed Index 500	51,784
American Century Income and Growth	28,416
AllianceBernstein Growth and Income	54,221
American Century Strategic Balanced	6,984
T. Rowe Price Asset Allocation	24,781
T. Rowe Price Global Bond	7,193
High Yield	280,980
Lord Abbett Bond-Debenture	164,045

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For the year ended December 31, 2006, Prudential Equity Group LLC, Wachovia Securities LLC, and First Union, LLC, earned brokerage commissions from transactions executed on behalf of the Portfolios as follows:

	Prudential
Portfolio	Equity Group	Wachovia	First Union

Advanced Strategies Portfolio	$27,706	$—	$—
AllianceBernstein Growth & Income Portfolio	10,512	42,805	—
American Century Income & Growth Portfolio	2,259	529	—
American Century Strategic Balanced Portfolio	1,371	—	—
Cohen & Steers Realty Portfolio	—	30	—
Federated Aggressive Growth Portfolio	—	3,806	—
Goldman Sachs Small-Cap Value Portfolio	—	64	—
Large Cap Value Portfolio	36,614	3,081	—
Marsico Capital Growth Portfolio	4,888	—	—
Neuberger Berman Mid-Cap Value Portfolio	13,110	9,000	—
Small Cap Growth Portfolio	—	910	6,402
Small Cap Value Portfolio	—	689	—

5. Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2006 were as follows:

	Cost of	Proceeds
	Purchases	from Sales

JPMorgan International Equity	$76,080,797	$119,466,396
International Growth	2,374,925,008	2,258,064,462
International Value	1,323,272,837	707,197,520
MFS Global Equity	140,564,725	84,435,421
Small-Cap Growth	122,189,771	149,649,201
DeAM Small-Cap Growth	472,874,337	529,398,410
Federated Aggressive Growth	419,380,556	348,235,893
Goldman Sachs Small-Cap Value	139,811,726	211,606,035
Small-Cap Value	736,821,824	825,925,985
DeAM Small-Cap Value	205,316,037	211,935,057
Goldman Sachs Mid-Cap Growth	223,990,054	322,435,645
Neuberger Berman Mid-Cap Growth	224,380,335	349,257,879
Neuberger Berman Mid-Cap Value	803,391,689	1,170,973,203
Mid-Cap Value	38,044,865	64,022,647
T. Rowe Price Natural Resources	274,062,497	144,785,186
T. Rowe Price Large-Cap Growth	1,376,480,519	308,665,262
MFS Growth	988,804,326	1,129,709,329
Marsico Capital Growth	2,703,070,466	2,018,714,602
Goldman Sachs Concentrated Growth	269,837,535	441,327,819
DeAM Large-Cap Value	487,807,290	366,881,339
Large-Cap Value	2,359,453,421	1,317,551,510
AllianceBernstein Core Value	181,679,739	78,134,620
Cohen & Steers Realty	182,239,979	168,794,918
AllianceBernstein Managed Index 500	144,318,141	244,333,393
American Century Income and Growth	231,826,066	288,743,328
AllianceBernstein Growth and Income	1,715,467,494	2,062,740,985
Global Allocation	48,785,000	74,415,995
American Century Strategic Balanced	154,610,184	182,532,036
T. Rowe Price Asset Allocation	184,425,793	186,498,251
T. Rowe Price Global Bond	515,235,023	432,623,658
High Yield	737,276,602	701,921,159
Lord Abbett Bond-Debenture	185,731,204	255,791,138
PIMCO Total Return Bond	2,110,514,554	110,495,199
PIMCO Limited Maturity Bond	881,445,746	82,485,935
Aggressive Asset Allocation	385,980,396	78,326,488
Balanced Asset Allocation	2,938,835,658	371,782,498
Capital Growth Asset Allocation	3,694,112,483	439,207,033

C12

	Cost of	Proceeds
	Purchases	from Sales

Conservation Asset Allocation	$816,919,879	$136,096,690
Preservation Asset Allocation	385,751,135	106,789,263
Advanced Strategies	577,740,803	56,398,792
First Trust Balanced Target	506,266,438	11,198,737
First Trust Capital Appreciation Target	559,182,683	14,990,939

Written options transactions, during the year ended December 31, 2006, were as follows:

	PIMCO Total Return Bond		PIMCO Limited Maturity

	Number of		Number of
	Contracts/		Contracts/
	Swap Notional		Swap Notional
	Amount $(000)	Premium	Amount $(000)	Premium

Balance at beginning of year	139,503,598	$3,612,919	47,000,894	$743,989
Written options	3,032,689,000	2,657,667	47,705,000	903,244
Written swap options	2,921,300,000	11,960,197	26,700,000	219,478
Expired options	(1,676,192,598)	(2,509,106)	(47,705,447)	(881,614)
Expired swap options	(205,500,000)	(887,801)	(47,000,000)	(509,613)
Closed options	(2,355,000,000)	(1,786,791)	(447)	(82,266)
Closed Swap options	(628,500,000)	(3,554,761)	—	—

Balance at end of year	1,228,300,000	$9,492,324	26,700,000	$393,218

	Advanced Strategies

	Number of
	Contracts/
	Swap Notional
	Amount $(000)	Premium

Balance at beginning of period	$—	—
Written options	3,616,300,000	59,266
Written swap options	3,339,300,000	351,146
Expired options	(5,514,500,000)	(23,581)
Expired swap options	—	—
Closed options	(1,400,000,000)	(1,515)
Closed Swap options	—	—

Balance at end of period	41,100,000	$385,316

At December 31, 2006, PIMCO Total Return Bond, PIMCO Limited Maturity and Advanced Strategies had sufficient cash and/or securities at least equal to the value of written options.

6. Tax Information

As of January 2, 2006 all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions paid by the partnerships are generally classified as return of capital nontaxable distributions. Later in 2007 each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006 each Portfolio, with the exception of Aggressive Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, Capital Growth Allocation Portfolio, Conservative Asset Allocation Portfolio, Preservation Asset Allocation Portfolio, Advanced Strategies Portfolio, First Trust Balanced Target Portfolio and the First Trust Capital Appreciation Target Portfolio, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Prior to being structured as partnerships for tax purposes, such determinations may have resulted in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes.

C13

For the year ended December 31, 2005, the tax character of dividends paid, as reflected in the Statements of Changes in Net Assets were:

		Long-Term	Return
	Ordinary	Capital	of	Total
Portfolio	Income	Gain	Capital	Distributions

JPMorgan International Equity	$4,437,202	$—	$—	$4,437,202
International Growth	14,181,104	—	—	14,181,104
International Value	3,075,326	—	—	3,075,326
MFS Global Equity	461,319	—	—	461,319
Federated Aggressive Growth	18,518,250	11,034,745	—	29,552,995
Goldman Sachs Small-Cap Value	10,502,160	41,411,910	—	51,914,070
Small-Cap Value	17,304,347	196,537,368	—	213,841,715
DeAM Small-Cap Value	6,820,040	2,685,750	—	9,505,790
Neuberger Berman Mid-Cap Value	71,192,660	117,238,621	—	188,431,281
Mid-Cap Value	746,664	—	—	746,664
T. Rowe Price Natural Resources	1,741,601	19,787,244	—	21,528,845
MFS Growth	59,767	—	—	59,767
Goldman Sachs Concentrated Growth	4,445,171	—	—	4,445,171
DeAM Large-Cap Value	1,868,042	—	—	1,868,042
Large-Cap Value	5,779,623	—	—	5,779,623
AllianceBernstein Core Value	5,096,099	5,160,571	—	10,256,670
Cohen & Steers Realty	7,423,269	27,914,051	—	35,337,320
AllianceBernstein Managed Index 500	6,896,193	—	—	6,896,193
American Century Income & Growth	7,184,462	—	—	7,184,462
AllianceBernstein Growth and Income	26,811,111	—	—	26,811,111
Global Allocation	7,424,965	—	—	7,424,965
American Century Strategic Balanced	3,659,041	—	—	3,659,041
T. Rowe Price Asset Allocation	8,879,620	2,605,257	—	11,484,877
T. Rowe Price Global Bond	14,171,304	271,889	—	14,443,193
High Yield	49,411,104	—	—	49,411,104
Lord Abbett Bond-Debenture	22,671,957	3,192,803	—	25,864,760
PIMCO Total Return Bond	93,816,996	29,905,832	—	123,722,828
PIMCO Limited Maturity Bond	18,086,112	6,894,871	—	24,980,983
Money Market	50,979,662	—	—	50,979,662

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value. See Note 11 below regarding “Change in Federal Income Tax Status and Related Reorganization”.

7. Line of Credit

The Portfolios (excluding Money Market Portfolio) and other affiliated funds participated in a $500 million unsecured, committed line of credit, provided by PNC Bank and The Bank of New York, under a line of credit agreement. Under the terms, borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.07% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter.

C14

	Average		Number
	Advances		of Days
	Outstanding	Average	Advances	Outstanding
	During the	Interest	Outstanding	Borrowings at
Portfolio	Period	Rate	During the Period	December 31, 2006

JPMorgan International Equity	$6,718,600	5.27%	25	—
International Growth	7,940,000	5.72%	5	—
MFS Global Equity	2,937,500	5.05%	24	—
Small-Cap Growth	1,166,667	5.37%	6	—
DeAM Small-Cap Growth	2,100,000	5.47%	5	—
Federated Aggressive Growth	22,629,143	5.52%	21	—
Small-Cap Value	7,712,174	5.35%	23	—
DeAM Small-Cap Value	1,285,714	5.51%	7	—
Goldman Sachs Mid-Cap Growth	2,781,571	5.28%	63	—
Neuberger Berman Mid-Cap Growth	3,336,239	5.68%	67	—
Neuberger Berman Mid-Cap Value	7,540,000	5.46%	15	—
Mid-Cap Value	1,785,714	4.99%	21	—
T. Rowe Price Natural Resources	3,900,000	5.36%	9	—
T. Rowe Price Large-Cap Growth	4,700,000	5.50%	2	—
Goldman Sachs Concentrated Growth	2,070,000	5.55%	16	—
Cohen & Steers Realty	4,768,966	5.47%	29	—
AllianceBernstein Managed Index 500	2,928,235	5.20%	17	—
American Century Income & Growth	1,214,286	5.51%	7	—
AllianceBernstein Growth and Income	9,720,515	5.28%	33	—
American Century Strategic Balanced	900,000	5.76%	8	—
T. Rowe Price Global Bond	4,100,000	4.87%	4	—
High Yield	23,253,846	5.47%	13	—
Lord Abbett Bond-Debenture	6,932,500	5.36%	20	—
First Trust Balanced	3,400,000	5.50%	1	—

8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. Reorganization

On June 8, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolios for shares of the acquiring portfolios and the assumption of the liabilities of the portfolios.

Shareholders approved the Plan at a meeting on October 14, 2005 and the reorganization took place on December 5, 2005.

The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Funds	Shares	Acquiring Funds	Shares	Value

AST Alger All-Cap Growth	53,681,168	AST Neuberger Berman Mid-Cap Growth	20,623,831	$336,590,027

AST AllianceBernstein Growth & Value	8,305,602	AST AllianceBernstein Managed Index 500	7,420,768	92,091,735

10. Ownership

As of December 31, 2006, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation (“ASLAC”) on behalf of the owners of the variable insurance products issued by ASLAC.

C15

11. Change in Federal Income Tax Status and Related Reorganization

On January 2, 2006, each portfolio of the Trust (with the exception of Aggressive Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Conservative Asset Allocation Portfolio, Preservation Asset Allocation Portfolio, Advanced Strategies Portfolio, First Trust Balanced Target Portfolio, and First Trust Capital Appreciation Target Portfolio) elected to be treated as a partnership for Federal income tax purposes. Pursuant to this election, each Portfolio contemporaneously liquidated its corporate structure and reformed itself as a partnership. Subsequent to January 2, 2006, each Portfolio’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes.

Each Portfolio currently maintains a corporate structure in which shareholders participate in a Portfolio on the basis of the number of shares of such Portfolio they hold relative to the total number of Portfolio shares outstanding. Upon completion of each Portfolio’s corporate liquidation and reconstitution as a partnership, that structure will be replaced with a capital account structure allowing for net increases and decreases in the net value of a Portfolio’s assets to be allocated to a particular Portfolio investor’s capital account, generally on a pro rata basis. The Investment objective, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Trust obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or Contract owners.

12. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax position not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

C16

Financial Highlights

	AST JPMorgan International Equity

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$20.10	$18.31	$15.81		$12.22		$15.07

Income (Loss) From Investment Operations:
Net investment income	0.36	0.24	0.22		0.14		0.10
Net realized and unrealized gain (loss) on investments	4.18	1.75	2.46		3.56		(2.87)

Total from investment operations	4.54	1.99	2.68		3.70		(2.77)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.20)	(0.18)		(0.11)		(0.08)
Distributions	(0.27)	—	—		—		—

Total dividends and distributions	(0.27)	(0.20)	(0.18)		(0.11)		(0.08)

Net Asset Value, end of year	$24.37	$20.10	$18.31		$15.81		$12.22

Total Investment Return(a)	22.79%	11.01%	17.11%		30.60%		(18.42)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$524.2	$469.4	$379.6		$339.0		$316.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02%	1.07%	1.13	%(b)	1.14	%(b)	1.21	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.07%	1.13	%(b)	1.14	%(b)	1.21	%(b)
Net investment income	1.54%	1.41%	1.34%		1.02%		0.84%
Portfolio turnover rate	16%	7%	91%		50%		50%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST International Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.85	$12.01	$10.44		$7.46		$10.39

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.07	0.06		(0.06)		0.11
Net realized and unrealized gain (loss) on investments	2.80	1.90	1.62		3.04		(2.71)

Total from investment operations	2.88	1.97	1.68		2.98		(2.60)

Less Dividends and Distributions:
Dividends From net investment income	—	(0.13)	(0.11)		—		(0.33)
Distributions	(0.18)	—	—		—		—

Total dividends and distributions	(0.18)	(0.13)	(0.11)		—		(0.33)

Net Asset Value, end of year	$16.55	$13.85	$12.01		$10.44		$7.46

Total Investment Return(a)	20.97%	16.56%	16.15%		39.95%		(25.67)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,280.5	$1,811.2	$1,342.9		$641.5		$318.8
Ratios to average net assets:
Expenses After Advisory Fee Waivers	1.10%	1.08%	1.15	%(b)	1.24	%(b)	1.32	%(b)
Expenses Before Advisory Fee Waivers	1.15%	1.18%	1.26	%(b)	1.34	%(b)	1.32	%(b)
Net investment income	0.55%	0.48%	0.31%		0.46%		0.41%
Portfolio turnover rate	111%	82%	94%		88%		94%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	AST International Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.92	$13.31	$11.15		$8.38		$10.10

Income (Loss) From Investment Operations:
Net investment income	0.16	0.23	0.13		0.11		0.06
Net realized and unrealized gain (loss) on investments	3.91	1.57	2.19		2.71		(1.78)

Total from investment operations	4.07	1.80	2.32		2.82		(1.72)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.19)	(0.16)		(0.05)		—
Distributions	(0.15)	—	—		—		—

Total dividends and distributions	(0.15)	(0.19)	(0.16)		(0.05)		—

Net Asset Value, end of year	$18.84	$14.92	$13.31		$11.15		$8.38

Total Investment Return(a)	27.45%	13.71%	21.04%		33.91%		(17.03)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,038.6	$258.6	$193.7		$172.1		$129.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.13%	1.22	%(b)	1.12	%(b)	1.34	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.13%	1.26%	1.37	%(b)	1.27	%(b)	1.44	%(b)
Net investment income	2.03%	2.11%	1.08%		1.22%		0.59%
Portfolio turnover rate	108%	30%	242%		138%		354%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST MFS Global Equity

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.98	$12.11	$10.25		$8.08		$9.21

Income (Loss) From Investment Operations:
Net investment income	0.25	0.08	0.04		0.02		0.02
Net realized and unrealized gain (loss) on investments	2.71	0.82	1.84		2.17		(1.15)

Total from investment operations	2.96	0.90	1.88		2.19		(1.13)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.03)	(0.02)		(0.02)		—
Distributions	(1.34)	—	—		—		—

Total dividends and distributions	(1.34)	(0.03)	(0.02)		(0.02)		—

Net Asset Value, end of year	$14.60	$12.98	$12.11		$10.25		$8.08

Total Investment Return(a)	24.30%	7.57%	18.39%		27.14%		(12.26)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$250.6	$152.7	$166.3		$102.9		$60.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.21%	1.26%	1.35	%(b)	1.40	%(b)	1.41	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.25%	1.26%	1.35	%(b)	1.40	%(b)	1.41	%(b)
Net investment income	2.33%	0.58%	0.41%		0.32%		0.25%
Portfolio turnover rate	47%	49%	48%		54%		74%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	AST Small-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.28	$14.07	$15.12		$10.41		$15.87

Income (Loss) From Investment Operations:
Net investment loss	(0.08)	(0.08)	(0.14)		(0.09)		(0.13)
Net realized and unrealized gain (loss) on investments	1.88	0.29	(0.91)		4.80		(5.33)

Total from investment operations	1.80	0.21	(1.05)		4.71		(5.46)

Net Asset Value, end of year	$16.08	$14.28	$14.07		$15.12		$10.41

Total Investment Return(a)	12.61%	1.49%	(6.94)%		45.24%		(34.41)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$175.4	$187.5	$226.1		$338.2		$254.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.07%	1.07%	1.16	%(b)	1.20	%(b)	1.23	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.08%	1.15%	1.16	%(b)	1.20	%(b)	1.23	%(b)
Net investment loss	(0.48)%	(0.53)%	(0.87)%		(0.65)%		(0.74)%
Portfolio turnover rate	69%	113%	237%		107%		123%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST DeAM Small-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$8.38	$8.35	$7.63		$5.17		$7.03

Income (Loss) From Investment Operations:
Net investment loss	(0.04)	(0.06)	(0.06)		(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	0.69	0.09	0.78		2.47		(1.85)

Total from investment operations	0.65	0.03	0.72		2.46		(1.86)

Net Asset Value, end of year	$9.03	$8.38	$8.35		$7.63		$5.17

Total Investment Return(a)	7.76%	0.36%	9.44%		47.58%		(26.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$214.4	$256.9	$340.8		$403.4		$293.3
Ratios to average net assets:
Expenses After Advisory Fee Waivers	1.07%	1.07%	1.02	%(b)	1.02	%(b)	1.00	%(b)
Expenses Before Advisory Fee Waivers	1.11%	1.15%	1.17	%(b)	1.17	%(b)	1.15	%(b)
Net investment loss	(0.37)%	(0.62)%	(0.66)%		(0.19)%		(0.12)%
Portfolio turnover rate	199%	150%	145%		185%		132%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	AST Federated Aggressive Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.46	$10.41	$8.61		$5.09		$7.22

Income (Loss) From Investment Operations:
Net investment loss	(0.05)	(0.04)	(0.07)		(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	1.39	0.90	2.03		3.57		(2.05)

Total from investment operations	1.34	0.86	1.96		3.52		(2.09)

Less Dividends and Distributions:
Distributions from net realized gains	—	(0.81)	(0.16)		—		(0.04)
Distributions	(0.31)	—	—		—		—

Total dividends and distributions	(0.31)	(0.81)	(0.16)		—		(0.04)

Net Asset Value, end of year	$11.49	$10.46	$10.41		$8.61		$5.09

Total Investment Return(a)	12.91%	9.44%	23.07%		69.16%		(29.19)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$643.9	$554.0	$347.7		$187.6		$39.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.09%	1.12%	1.19	%(b)	1.22	%(b)	1.35	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.09%	1.12%	1.19	%(b)	1.22	%(b)	1.38	%(b)
Net investment loss	(0.43)%	(0.66)%	(0.88)%		(0.99)%		(1.02)%
Portfolio turnover rate	58%	39%	81%		96%		250%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Goldman Sachs Small-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.53	$21.45	$18.12		$12.96		$15.55

Income (Loss) From Investment Operations:
Net investment income	0.09	0.09	0.11		0.08		0.11
Net realized and unrealized gain (loss) on investments	2.83	0.64	3.50		5.19		(1.21)

Total from investment operations	2.92	0.73	3.61		5.27		(1.10)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.07)	(0.04)		(0.11)		(0.06)
Distributions from net realized gains	—	(3.58)	(0.24)		—		(1.43)
Distributions	(3.27)	—	—		—		—

Total dividends and distributions	(3.27)	(3.65)	(0.28)		(0.11)		(1.49)

Net Asset Value, end of year	$18.18	$18.53	$21.45		$18.12		$12.96

Total Investment Return(a)	17.24%	4.98%	20.18%		41.08%		(7.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$226.2	$258.8	$323.1		$343.4		$315.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.17%	1.22	%(b)	1.26	%(b)	1.27	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.13%	1.17%	1.22	%(b)	1.26	%(b)	1.27	%(b)
Net investment income	0.46%	0.45%	0.48%		0.40%		0.62%
Portfolio turnover rate	59%	48%	61%		67%		129%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Financial Highlights

	AST Small-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.04	$18.28	$15.70		$11.59		$13.07

Income (Loss) From Investment Operations:
Net investment income	0.15	0.09	0.02		0.01		0.03
Net realized and unrealized gain (loss) on investments	2.79	0.71	2.56		4.13		(1.23)

Total from investment operations	2.94	0.80	2.58		4.14		(1.20)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	(c)	(0.03)		(0.06)
Distributions from net realized gains	—	(4.03)	—		—		(0.22)
Distributions	(0.85)	—	—		—		—

Total dividends and distributions	(0.85)	(4.04)	—	(c)	(0.03)		(0.28)

Net Asset Value, end of year	$17.13	$15.04	$18.28		$15.70		$11.59

Total Investment Return(a)	20.04%	6.64%	16.44%		35.78%		(9.38)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,126.8	$1,067.8	$922.1		$774.4		$501.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	1.07%	1.08	%(b)	1.10	%(b)	1.10	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.07%	1.08	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	0.89%	0.64%	0.15%		0.04%		0.20%
Portfolio turnover rate	70%	59%	124%		26%		24%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Less than $0.005 per share.

	AST DeAM Small-Cap Value

	Year Ended						May 1, 2002(e)
	December 31,						through
							December 31,
	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.95	$12.85	$11.10		$7.75		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09	0.06	0.03		0.03		0.02
Net realized and unrealized gain (loss) on investments	2.20	0.06	2.31		3.33		(2.27)

Total from investment operations	2.29	0.12	2.34		3.36		(2.25)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.02)	(0.02)		(0.01)		—
Distributions from net realized gains	—	(1.00)	(0.57)		—		—
Distributions	(0.80)	—	—		—		—

Total dividends and distributions	(0.80)	(1.02)	(0.59)		(0.01)		—

Net Asset Value, end of period	$13.44	$11.95	$12.85		$11.10		$7.75

Total Investment Return(a)	19.95%	1.19%	22.11%		43.46%		(22.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$120.6	$108.6	$111.8		$52.0		$13.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.08%	1.05%	1.13	%(b)	1.15	%(b)	1.15	%(b)(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.18%	1.19%	1.28	%(b)	1.36	%(b)	1.48	%(b)(c)
Net investment income	0.76%	0.50%	0.47%		0.62%		0.43	%(c)
Portfolio turnover rate	195%	226%	215%		193%		122	%(d)

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Annualized.
(d)	Not annualized.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

D5

Financial Highlights

	AST Goldman Sachs Mid-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$4.62	$4.41	$3.79		$2.88		$3.97

Income (Loss) From Investment Operations:
Net investment loss	(0.03)	(0.02)	(0.02)		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	0.32	0.23	0.64		0.92		(1.07)

Total from investment operations	0.29	0.21	0.62		0.91		(1.09)

Net Asset Value, end of year	$4.91	$4.62	$4.41		$3.79		$2.88

Total Investment Return(a)	6.28%	4.76%	16.36%		31.60%		(27.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$316.3	$394.8	$276.7		$160.5		$61.4
Ratios to average net assets:
Expenses After Advisory Fee Waivers	1.12%	1.12%	1.20	%(b)	1.31	%(b)	1.31	%(b)
Expenses Before Advisory Fee Waivers	1.15%	1.18%	1.32	%(b)	1.41	%(b)	1.33	%(b)
Net investment loss	(0.54)%	(0.62)%	(0.48)%		(0.54)%		(0.65)%
Portfolio turnover rate	67%	71%	54%		59%		162%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Neuberger Berman Mid-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$16.15	$14.23	$12.26		$9.39		$13.65

Income (Loss) From Investment Operations:
Net investment loss	(0.05)	(0.05)	(0.09)		(0.09)		(0.13)
Net realized and unrealized gain (loss) on investments	2.32	1.97	2.06		2.96		(4.13)

Total from investment operations	2.27	1.92	1.97		2.87		(4.26)

Net Asset Value, end of year	$18.42	$16.15	$14.23		$12.26		$9.39

Total Investment Return(a)	14.06%	13.49%	16.07%		30.56%		(31.21)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$659.0	$718.1	$400.6		$360.0		$287.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.01%	1.04%	1.15	%(b)	1.17	%(b)	1.16	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.04%	1.08%	1.16	%(b)	1.17	%(b)	1.16	%(b)
Net investment loss	(0.28)%	(0.58)%	(0.71)%		(0.83)%		(0.84)%
Portfolio turnover rate	33%	105%	90%		150%		104%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D6

Financial Highlights

	AST Neuberger Berman Mid-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$20.45	$21.30	$17.80		$13.09		$15.41

Income (Loss) From Investment Operations:
Net investment income	0.13	0.10	0.03		0.02		0.03
Net realized and unrealized gain (loss) on investments	1.92	2.08	3.94		4.72		(1.56)

Total from investment operations	2.05	2.18	3.97		4.74		(1.53)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.03)	(0.02)		(0.03)		(0.08)
Distributions from net realized gains	—	(3.00)	(0.45)		—		(0.71)
Distributions	(3.13)	—	—		—		—

Total dividends and distributions	(3.13)	(3.03)	(0.47)		(0.03)		(0.79)

Net Asset Value, end of year	$19.37	$20.45	$21.30		$17.80		$13.09

Total Investment Return(a)	10.75%	12.05%	22.84%		36.32%		(10.56)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,229.5	$1,479.0	$1,309.8		$1,027.4		$761.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.01%	1.09	%(b)	1.15	%(b)	1.16	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	1.03%	1.10	%(b)	1.15	%(b)	1.16	%(b)
Net investment income	0.59%	0.52%	0.17%		0.15%		0.20%
Portfolio turnover rate	61%	103%	68%		70%		92%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Mid-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.63	$12.03	$10.46		$7.77		$9.86

Income (Loss) From Investment Operations:
Net investment income	0.07	0.07	0.04		0.04		0.06
Net realized and unrealized gain (loss) on investments	1.59	0.58	1.56		2.72		(2.09)

Total from investment operations	1.66	0.65	1.60		2.76		(2.03)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.05)	(0.03)		(0.07)		(0.06)
Distributions	(2.19)	—	—		—		—

Total dividends and distributions	(2.19)	(0.05)	(0.03)		(0.07)		(0.06)

Net Asset Value, end of year	$12.10	$12.63	$12.03		$10.46		$7.77

Total Investment Return(a)	14.24%	5.43%	15.32%		35.85%		(20.71)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$151.5	$161.2	$195.4		$181.9		$113.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.16%	1.17%	1.21	%(b)	1.20	%(b)	1.19	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.17%	1.21	%(b)	1.20	%(b)	1.19	%(b)
Net investment income	0.52%	0.45%	0.40%		0.41%		0.63%
Portfolio turnover rate	26%	109%	27%		30%		28%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D7

Financial Highlights

	AST T. Rowe Price Natural Resources

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$27.55	$22.63	$17.45		$13.56		$15.12

Income (Loss) From Investment Operations:
Net investment income	0.25	0.12	0.10		0.12		0.07
Net realized and unrealized gain (loss) on investments	3.92	6.58	5.28		4.25		(0.85)

Total from investment operations	4.17	6.70	5.38		4.37		(0.78)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.06)	(0.20)		(0.20)		(0.24)
Distributions from net realized gains	—	(1.72)	—		(0.28)		(0.54)
Distributions	(2.34)	—	—		—		—

Total dividends and distributions	(2.34)	(1.78)	(0.20)		(0.48)		(0.78)

Net Asset Value, end of year	$29.38	$27.55	$22.63		$17.45		$13.56

Total Investment Return(a)	15.87%	31.40%	31.19%		33.52%		(5.53)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$590.6	$418.4	$238.1		$170.9		$122.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	1.08%	1.17	%(b)	1.17	%(b)	1.16	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.08%	1.17	%(b)	1.17	%(b)	1.16	%(b)
Net investment income	0.95%	0.59%	0.49%		0.77%		0.54%
Portfolio turnover rate	28%	47%	63%		43%		56%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST T. Rowe Price Large-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.28	$8.83	$8.35		$6.75		$9.78

Income (Loss) From Investment Operations:
Net investmentincome (loss)	0.02	(0.02)	(0.01)		(0.01)		(0.03)
Net realized and unrealized gain (loss) on investments	0.56	1.47	0.49		1.61		(3.00)

Total from investment operations	0.58	1.45	0.48		1.60		(3.03)

Net Asset Value, end of year	$10.86	$10.28	$8.83		$8.35		$6.75

Total Investment Return(a)	5.64%	16.42%	5.75%		23.70%		(30.98)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,504.6	$337.5	$258.1		$237.1		$240.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.01%	1.06%	1.14	%(b)	1.16	%(b)	1.13	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.01%	1.11%	1.17	%(b)	1.16	%(b)	1.13	%(b)
Net investment income (loss)	0.29%	(0.32)%	(0.07)%		(0.14)%		(0.31)%
Portfolio turnover rate	35%	165%	95%		63%		59%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D8

Financial Highlights

	AST MFS Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$8.59	$8.08	$7.30		$5.94		$8.27

Income (Loss) From Investment Operations:
Net investment loss	—	—	—		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	0.83	0.51	0.78		1.37		(2.31)

Total from investment operations	0.83	0.51	0.78		1.36		(2.33)

Less Dividends From Net Investment Income:	—	— (c)	—		—		—

Net Asset Value, end of year	$9.42	$8.59	$8.08		$7.30		$5.94

Total Investment Return(a)	9.66%	6.32%	10.69%		22.90%		(28.17)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$450.4	$557.4	$534.9		$593.3		$526.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02%	1.05%	1.08	%(b)	1.25	%(b)	1.18	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.08%	1.11	%(b)	1.25	%(b)	1.18	%(b)
Net investment income (loss)	0.03%	0.00%	0.01%		(0.20)%		(0.28)%
Portfolio turnover rate	210%	200%	201%		262%		198%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Less than $0.005 per share.

	AST Marsico Capital Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$19.08	$17.86	$15.44		$11.72		$13.88

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	0.01	—	(c)	(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments	1.33	1.21	2.42		3.74		(2.12)

Total from investment operations	1.38	1.22	2.42		3.72		(2.16)

Less Distributions	(0.01)	—	—		—		—

Net Asset Value, end of year	$20.45	$19.08	$17.86		$15.44		$11.72

Total Investment Return(a)	7.24%	6.83%	15.67%		31.74%		(15.56)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,194.2	$3,296.1	$2,295.0		$1,710.6		$1,081.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.00%	1.05	%(b)	1.10	%(b)	1.09	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.01%	1.03%	1.07	%(b)	1.11	%(b)	1.10	%(b)
Net investment income (loss)	0.26%	0.07%	(0.01)%		(0.21)%		(0.29)%
Portfolio turnover rate	58%	66%	72%		82%		109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D9

Financial Highlights

	AST Goldman Sachs Concentrated Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$22.22	$21.62	$20.85		$16.71		$23.97

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	— (c)	0.10		(0.05)		0.06
Net realized and unrealized gain (loss) on investments	2.23	0.71	0.67		4.25		(7.18)

Total from investment operations	2.22	0.71	0.77		4.20		(7.12)

Less Dividends From Net Investment Income:	—	(0.11)	—		(0.06)		(0.14)

Net Asset Value, end of year	$24.44	$22.22	$21.62		$20.85		$16.71

Total Investment Return(a)	9.99%	3.32%	3.69%		25.25%		(29.84)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$644.7	$755.1	$968.8		$1,151.2		$1,147.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.92%	0.97%	1.04	%(b)	1.06	%(b)	1.06	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.06%	1.11	%(b)	1.13	%(b)	1.09	%(b)
Net investment income (loss)	(0.04)%	(0.01)%	0.43%		(0.26)%		0.23%
Portfolio turnover rate	39%	40%	18%		21%		109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Less than $0.005 per share.

	AST DeAM Large-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$11.54	$9.85		$7.85		$9.30

Income (Loss) From Investment Operations:
Net investment income	0.13	0.14	0.11		0.09		0.06
Net realized and unrealized gain (loss) on investments	2.40	0.93	1.67		1.98		(1.48)

Total from investment operations	2.53	1.07	1.78		2.07		(1.42)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.11)	(0.09)		(0.07)		(0.03)
Distributions	(1.47)	—	—		—		—

Total Dividends and distributions	(1.47)	(0.11)	(0.09)		(0.07)		(0.03)

Net Asset Value, end of year	$13.56	$12.50	$11.54		$9.85		$7.85

Total Investment Return(a)	21.73%	9.33%	18.17%		26.59%		(15.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$349.5	$174.1	$191.9		$133.8		$110.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.01%	0.99	%(b)	0.99	%(b)	1.07	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	1.07%	1.11	%(b)	1.09	%(b)	1.15	%(b)
Net investment income	1.53%	1.20%	1.24%		1.13%		0.96%
Portfolio turnover rate	167%	233%	189%		161%		202%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D10

Financial Highlights

	AST Large-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.57	$16.66	$14.66		$12.55		$15.59

Income (Loss) From Investment Operations:
Net investment income	0.18	0.21	0.18		0.24		0.30
Net realized and unrealized gain (loss) on investments	2.99	0.85	2.05		2.18		(2.96)

Total from investment operations	3.17	1.06	2.23		2.42		(2.66)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.15)	(0.23)		(0.31)		(0.38)
Distributions	(0.58)	—	—		—		—

Total dividends and distributions	(0.58)	(0.15)	(0.23)		(0.31)		(0.38)

Net Asset Value, end of year	$20.16	$17.57	$16.66		$14.66		$12.55

Total Investment Return(a)	18.46%	6.46%	15.45%		19.94%		(17.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,151.3	$785.2	$636.8		$640.1		$660.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.86%	0.88%	0.90	%(b)	0.98	%(b)	0.95	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.86%	0.91%	0.94	%(b)	0.98	%(b)	0.95	%(b)
Net investment income	1.74%	1.41%	1.05%		1.50%		1.80%
Portfolio turnover rate	94%	92%	127%		100%		32%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST AllianceBernstein Core Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.45	$12.25	$11.17		$8.77		$10.14

Income (Loss) From Investment Operations:
Net investment income	0.19	0.18	0.12		0.18		0.09
Net realized and unrealized gain (loss) on investments	2.32	0.47	1.38		2.28		(1.43)

Total from investment operations	2.51	0.65	1.50		2.46		(1.34)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.15)	(0.15)		(0.06)		(0.03)
Distributions from net realized gains	—	(0.30)	(0.27)		—		—
Distributions	(1.01)	—	—		—		—

Total dividends and distributions	(1.01)	(0.45)	(0.42)		(0.06)		(0.03)

Net Asset Value, end of year	$13.95	$12.45	$12.25		$11.17		$8.77

Total Investment Return(a)	21.34%	5.51%	13.92%		28.31%		(13.24)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$459.1	$290.2	$287.5		$192.5		$199.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.89%	0.94%	1.04	%(b)	1.14	%(b)	1.00	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.89%	0.94%	1.04	%(b)	1.14	%(b)	1.00	%(b)
Net investment income	1.80%	1.43%	1.48%		1.55%		1.63%
Portfolio turnover rate	23%	29%	33%		90%		28%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D11

Financial Highlights

	AST Cohen & Steers Realty

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.78	$17.17	$12.91		$10.05		$10.11

Income (Loss) From Investment Operations:
Net investment income	0.48	0.59	0.41		0.49		0.49
Net realized and unrealized gain (loss) on investments	5.54	1.58	4.36		3.02		(0.22)

Total from investment operations	6.02	2.17	4.77		3.51		0.27

Less Dividends and Distributions:
Dividends from net investment income	—	(0.26)	(0.32)		(0.41)		(0.33)
Distributions from net realized gains	—	(1.30)	(0.19)		(0.24)		—
Distributions	(2.94)	—	—		—		—

Total dividends and distributions	(2.94)	(1.56)	(0.51)		(0.65)		(0.33)

Net Asset Value, end of year	$20.86	$17.78	$17.17		$12.91		$10.05

Total Investment Return(a)	36.73%	14.82%	37.95%		37.43%		2.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$563.0	$410.3	$423.5		$289.5		$177.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.09%	1.12	%(b)	1.24	%(b)	1.26	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.13%	1.18%	1.23	%(b)	1.24	%(b)	1.26	%(b)
Net investment income	2.73%	3.27%	3.49%		5.43%		5.11%
Portfolio turnover rate	36%	32%	32%		34%		60%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST AllianceBernstein Managed Index 500

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.23	$11.97	$10.98		$8.75		$11.14

Income (Loss) From Investment Operations:
Net investment income	0.18	0.12	0.15		0.11		0.11
Net realized and unrealized gain (loss) on investments	1.35	0.29	0.94		2.24		(2.39)

Total from investment operations	1.53	0.41	1.09		2.35		(2.28)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.15)	(0.10)		(0.12)		(0.11)
Distributions	(0.13)	—	—		—		—

Total dividends and distributions	(0.13)	(0.15)	(0.10)		(0.12)		(0.11)

Net Asset Value, end of year	$13.63	$12.23	$11.97		$10.98		$8.75

Total Investment Return(a)	12.60%	3.54%	9.98%		27.32%		(20.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$458.2	$512.6	$561.7		$541.5		$441.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.74%	0.77%	0.81	%(b)	0.84	%(b)	0.84	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.74%	0.77%	0.81	%(b)	0.84	%(b)	0.84	%(b)
Net investment income	1.24%	1.00%	1.27%		1.03%		1.04%
Portfolio turnover rate	32%	25%	41%		45%		36%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D12

Financial Highlights

	AST American Century Income & Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$13.30	$11.95		$9.41		$11.84

Income (Loss) From Investment Operations:
Net investment income	0.26	0.25	0.21		0.15		0.12
Net realized and unrealized gain (loss) on investments	2.02	0.35	1.28		2.51		(2.45)

Total from investment operations	2.28	0.60	1.49		2.66		(2.33)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.22)	(0.14)		(0.12)		(0.10)
Distributions	(0.25)	—	—		—		—

Total dividends and distributions	(0.25)	(0.22)	(0.14)		(0.12)		(0.10)

Net Asset Value, end of year	$15.71	$13.68	$13.30		$11.95		$9.41

Total Investment Return(a)	16.86%	4.63%	12.59%		28.78%		(19.81)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$385.0	$393.3	$453.9		$305.8		$259.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.90%	0.93%	0.99	%(b)	0.99	%(b)	0.98	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.90%	0.93%	0.99	%(b)	0.99	%(b)	0.98	%(b)
Net investment income	1.61%	1.64%	1.86%		1.46%		1.04%
Portfolio turnover rate	63%	70%	99%		81%		83%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST AllianceBernstein Growth & Income

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$20.21	$19.52	$17.71		$13.57		$18.70

Income (Loss) From Investment Operations:
Net investment income	0.27	0.19	0.24		0.14		0.18
Net realized and unrealized gain (loss) on investments	3.22	0.73	1.70		4.19		(4.35)

Total from investment operations	3.49	0.92	1.94		4.33		(4.17)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.23)	(0.13)		(0.19)		(0.13)
Distributions from net realized gains	—	—	—		—		(0.83)
Distributions	(0.20)	—	—		—		—

Total dividends and distributions	(0.20)	(0.23)	(0.13)		(0.19)		(0.96)

Net Asset Value, end of year	$23.50	$20.21	$19.52		$17.71		$13.57

Total Investment Return(a)	17.27%	4.77%	11.01%		32.43%		(23.28)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,005.9	$2,802.7	$2,152.2		$1,836.5		$1,169.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.84%	0.85%	0.90	%(b)	0.97	%(b)	0.96	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.86%	0.88%	0.93	%(b)	0.99	%(b)	0.98	%(b)
Net investment income	1.22%	1.09%	1.36%		1.01%		0.99%
Portfolio turnover rate	63%	70%	50%		62%		79%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D13

Financial Highlights

	AST Global Allocation

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.56	$12.16	$11.07		$9.38		$11.46

Income (Loss) From Investment Operations:
Net investment income	0.25	0.24	0.28		0.12		0.11
Net realized and unrealized gain (loss) on investments	1.09	0.56	0.94		1.69		(1.84)

Total from investment operations	1.34	0.80	1.22		1.81		(1.73)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.40)	(0.13)		(0.12)		(0.35)
Distributions	(0.33)	—	—		—		—

Total dividends and distributions	(0.33)	(0.40)	(0.13)		(0.12)		(0.35)

Net Asset Value, end of year	$13.57	$12.56	$12.16		$11.07		$9.38

Total Investment Return(a)	11.14%	6.94%	11.09%		19.53%		(15.43)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$186.2	$202.2	$231.7		$264.8		$284.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.19%	0.16%	0.14	%(b)	0.14	%(b)	0.47	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.19%	0.16%	0.14	%(b)	0.14	%(b)	0.47	%(b)
Net investment income	1.70%	1.72%	2.12%		1.08%		0.91%
Portfolio turnover rate	27%	81%	93%		18%		160%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST American Century Strategic Balanced

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.29	$13.89	$12.92		$11.14		$12.62

Income (Loss) From Investment Operations:
Net investment income	0.32	0.26	0.21		0.18		0.26
Net realized and unrealized gain (loss) on investments	1.02	0.37	0.94		1.87		(1.47)

Total from investment operations	1.34	0.63	1.15		2.05		(1.21)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.23)	(0.18)		(0.27)		(0.27)
Distributions	(0.62)	—	—		—		—

Total dividends and distributions	(0.62)	(0.23)	(0.18)		(0.27)		(0.27)

Net Asset Value, end of year	$15.01	$14.29	$13.89		$12.92		$11.14

Total Investment Return(a)	9.67%	4.61%	8.99%		18.87%		(9.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$175.3	$205.4	$233.7		$235.8		$179.4
Ratios to average net assets:
Expenses After Advisory Fee Waivers	1.04%	1.05%	1.09	%(b)	1.11	%(b)	1.10	%(b)
Expenses Before Advisory Fee Waivers	1.06%	1.08%	1.12	%(b)	1.11	%(b)	1.10	%(b)
Net investment income	1.92%	1.70%	1.56%		1.57%		2.16%
Portfolio turnover rate	178%	204%	218%		145%		126%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D14

Financial Highlights

	AST T. Rowe Price Asset Allocation

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.12	$16.81	$15.36		$12.74		$15.05

Income (Loss) From Investment Operations:
Net investment income	0.34	0.30	0.29		0.24		0.34
Net realized and unrealized gain (loss) on investments	1.68	0.45	1.40		2.73		(1.76)

Total from investment operations	2.02	0.75	1.69		2.97		(1.42)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.31)	(0.24)		(0.35)		(0.39)
Distributions from net realized gains	—	(0.13)	—		—		(0.50)
Distributions	(1.50)	—	—		—		—

Total dividends and distributions	(1.50)	(0.44)	(0.24)		(0.35)		(0.89)

Net Asset Value, end of year	$17.64	$17.12	$16.81		$15.36		$12.74

Total Investment Return(a)	12.49%	4.68%	11.17%		24.02%		(9.89)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$473.1	$431.1	$430.7		$360.2		$269.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99%	1.04%	1.07	%(b)	1.12	%(b)	1.11	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99%	1.08%	1.12	%(b)	1.12	%(b)	1.11	%(b)
Net investment income	2.15%	1.77%	1.93%		1.84%		2.37%
Portfolio turnover rate	62%	65%	83%		94%		107%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST T. Rowe Price Global Bond

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.18	$12.16	$12.10		$11.10		$9.65

Income (Loss) From Investment Operations:
Net investment income	0.41	0.28	0.17		0.27		0.05
Net realized and unrealized gain (loss) on investments	0.27	(0.81)	0.81		1.12		1.40

Total from investment operations	0.68	(0.53)	0.98		1.39		1.45

Less Dividends and Distributions:
Dividends from net investment income	—	(0.43)	(0.72)		(0.37)		—
Distributions from net realized gains	—	(0.02)	(0.20)		(0.02)		—
Distributions	(0.29)	—	—		—		—

Total dividends and distributions	(0.29)	(0.45)	(0.92)		(0.39)		—

Net Asset Value, end of year	$11.57	$11.18	$12.16		$12.10		$11.10

Total Investment Return(a)	6.27%	(4.49)%	8.64%		12.86%		15.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$507.7	$539.6	$362.0		$229.6		$209.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.96%	1.01%	1.07	%(b)	1.06	%(b)	1.06	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.96%	1.01%	1.07	%(b)	1.06	%(b)	1.06	%(b)
Net investment income	3.64%	2.87%	2.58%		2.57%		3.13%
Portfolio turnover rate	131%	109%	111%		196%		323%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D15

Financial Highlights

	AST High Yield

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$8.29	$8.95	$8.77		$7.89		$8.86

Income (Loss) From Investment Operations:
Net investment income	0.53	0.83	0.70		0.62		0.69
Net realized and unrealized gain (loss) on investments	0.28	(0.74)	0.19		0.95		(0.70)

Total from investment operations	0.81	0.09	0.89		1.57		(0.01)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.75)	(0.71)		(0.69)		(0.96)
Distributions	(0.69)	—	—		—		—

Total dividends and distributions	(0.69)	(0.75)	(0.71)		(0.69)		(0.96)

Net Asset Value, end of year	$8.41	$8.29	$8.95		$8.77		$7.89

Total Investment Return(a)	10.35%	1.12%	11.08%		21.59%		0.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$648.1	$611.2	$804.6		$868.5		$576.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.89%	0.93%	0.93	%(b)	0.93	%(b)	0.94	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.90%	0.94%	0.93	%(b)	0.93	%(b)	0.94	%(b)
Net investment income	6.94%	7.32%	7.15%		7.56%		9.02%
Portfolio turnover rate	131%	52%	66%		65%		41%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Lord Abbett Bond-Debenture

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.33	$11.83	$11.44		$10.07		$10.45

Income (Loss) From Investment Operations:
Net investment income	0.71	0.43	0.53		0.44		0.42
Net realized and unrealized gain (loss) on investments	0.35	(0.31)	0.29		1.37		(0.39)

Total from investment operations	1.06	0.12	0.82		1.81		0.03

Less Dividends and Distributions:
Dividends from net investment income	—	(0.49)	(0.39)		(0.44)		(0.41)
Distributions from net realized gains	—	(0.13)	(0.04)		—		—
Distributions	(0.72)	—	—		—		—

Total dividends and distributions	(0.72)	(0.62)	(0.43)		(0.44)		(0.41)

Net Asset Value, end of year	$11.67	$11.33	$11.83		$11.44		$10.07

Total Investment Return(a)	9.80%	1.16%	7.42%		18.74%		0.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$594.7	$668.5	$431.5		$346.4		$164.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.89%	0.91%	0.97	%(b)	1.04	%(b)	1.04	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.94%	0.97%	1.02	%(b)	1.04	%(b)	1.04	%(b)
Net investment income	5.52%	5.10%	5.15%		6.31%		7.16%
Portfolio turnover rate	43%	46%	49%		84%		43%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D16

Financial Highlights

	AST PIMCO Total Return Bond

	Year Ended
	December 31,

	2006		2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.45		$12.01	$11.99		$12.24		$11.93

Income (Loss) From Investment Operations:
Net investment income	0.28		0.52	0.23		0.35		0.39
Net realized and unrealized gain (loss) on investments	0.11		(0.23)	0.36		0.27		0.66

Total from investment operations	0.39		0.29	0.59		0.62		1.05

Less Dividends and Distributions:
Dividends from net investment income	—		(0.45)	(0.48)		(0.43)		(0.52)
Distributions from net realized gains	—		(0.40)	(0.09)		(0.44)		(0.22)
Distributions	(0.41)		—	—		—		—

Total dividends and distributions	(0.41)		(0.85)	(0.57)		(0.87)		(0.74)

Net Asset Value, end of year	$11.43		$11.45	$12.01		$11.99		$12.24

Total Investment Return(a)	3.74%		2.50%	4.96%		5.32%		9.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,347.2		$1,790.7	$2,318.2		$2,107.9		$2,255.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.77	%(c)	0.79%	0.78	%(b)	0.78	%(b)	0.78	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.77	%(c)	0.80%	0.81	%(b)	0.80	%(b)	0.80	%(b)
Net investment income	4.30%		3.62%	2.08%		2.85%		3.90%
Portfolio turnover rate	238%		238%	253%		222%		229%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)
The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.76%.

	AST PIMCO Limited Maturity Bond

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.10	$11.12	$11.37		$11.36		$11.30

Income (Loss) From Investment Operations:
Net investment income	0.52	0.27	0.17		0.22		0.24
Net realized and unrealized gain (loss) on investments	(0.11)	(0.09)	0.06		0.14		0.43

Total from investment operations	0.41	0.18	0.23		0.36		0.67

Less Dividends and Distributions:
Dividends from net investment income	—	(0.14)	(0.35)		(0.22)		(0.47)
Distributions from net realized gains	—	(0.06)	(0.13)		(0.13)		(0.14)
Distributions	(0.33)	—	—		—		—

Total dividends and distributions	(0.33)	(0.20)	(0.48)		(0.35)		(0.61)

Net Asset Value, end of year	$11.18	$11.10	$11.12		$11.37		$11.36

Total Investment Return(a)	3.82%	1.63%	2.07%		3.28%		6.21%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,366.9	$1,683.2	$1,232.8		$1,005.9		$1,058.8
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.76%	0.76%	0.79	%(b)	0.82	%(b)	0.83	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.77%	0.80%	0.82	%(b)	0.82	%(b)	0.83	%(b)
Net investment income	4.04%	2.86%	1.65%		1.74%		2.87%
Portfolio turnover rate	140%	153%	103%		208%		271%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

D17

Financial Highlights

	AST Money Market

	Year Ended
	December 31,

	2006	2005		2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net Investment Income:	0.04	—	(c)	0.01		—	(c)	0.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(c)	(0.01)		—	(c)	(0.01)
Distributions from net realized gains	—	—	(c)	—		—	(c)	—	(c)
Distributions	(0.04)	—		—		—		—

Total dividends and distributions	(0.04)	—	(c)	(0.01)		—	(c)	(0.01)

Net Asset Value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total Investment Return(a)	4.57%	2.73%		0.84%		0.63%		1.29%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,692.1	$1,639.6		$1,359.2		$1,762.1		$2,744.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.57%	0.58%		0.58	%(b)	0.59	%(b)	0.58	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.61%	0.63%		0.63	%(b)	0.64	%(b)	0.63	%(b)
Net investment income	4.53%	2.69%		0.81%		0.63%		1.27%
(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.

	AST Aggressive Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	—	(d)
Net realized and unrealized gain on investments	1.52	0.01

Total from investment operations	1.54	0.01

Net Asset Value, end of period	$11.55	$10.01

Total Investment Return(a)	15.38%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$378.1	$36.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.20%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.20%	2.41	%(c)
Net investment income (loss)	0.33%	(0.20	)%(c)
Portfolio turnover rate	35%	3	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

D18

Financial Highlights

	AST Balanced Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	—	(d)
Net realized and unrealized gain on investments	1.05	0.04

Total from investment operations	1.14	0.04

Net Asset Value, end of period	$11.18	$10.04

Total Investment Return(a)	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,005.3	$216.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.58	%(c)
Net investment income (loss)	0.85%	(0.20	)%(c)
Portfolio turnover rate	22%	2	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on weighted average shares outstanding during the period.

	AST Capital Growth Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04	—	(d)
Net realized and unrealized gain on investments	1.30	0.02

Total from investment operations	1.34	0.02

Net Asset Value, end of period	$11.36	$10.02

Total Investment Return(a)	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,805.6	$245.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.54	%(c)
Net investment income (loss)	0.57%	(0.20	)%(b)
Portfolio turnover rate	21%	1	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

D19

Financial Highlights

	AST Conservative Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	—	(d)
Net realized and unrealized gain on investments	0.95	0.04

Total from investment operations	1.04	0.04

Net Asset Value, end of period	$11.08	$10.04

Total Investment Return(a)	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$785.2	$51.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.19%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.19%	2.02	%(c)
Net investment income (loss)	0.90%	(0.20	)%(c)
Portfolio turnover rate	32%	2	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on weighted average shares outstanding during the period.

	AST Preservation Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	—	(d)
Net realized and unrealized gain (loss) on investments	0.68	0.06

Total from investment operations	0.78	0.06

Net Asset Value, end of period	$10.84	$10.06

Total Investment Return(a)	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$309.4	$13.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.20%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.23%	6.28	%(c)
Net investment income (loss)	0.92%	(0.19	)%(c)
Portfolio turnover rate	70%	6	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on weighted average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

D20

Financial Highlights

	AST Advanced Strategies

	March 20, 2006(d)
	through
	December 31,
	2006(e)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain on investments	0.71

Total from investment operations	0.80

Net Asset Value, end of period	$10.80

Total Investment Return(a)	8.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$651.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.09	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.09	%(c)
Net investment income	2.39	%(c)
Portfolio turnover rate	212	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.

	AST First Trust Balanced Target

	March 20, 2006(d)
	through
	December 31,
	2006(e)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.23
Net realized and unrealized gain on investments	0.49

Total from investment operations	0.72

Net Asset Value, end of period	$10.72

Total Investment Return(a)	7.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$525.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.06	%(c)
Net investment income	2.87	%(c)
Portfolio turnover rate	5	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Calculated based on weighted average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

D21

Financial Highlights

	AST First Trust Capital Appreciation Target

	March 20, 2006(d)
	through
	December 31,
	2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.06
Net realized and unrealized gain on investments	0.56

Total from investment operations	0.62

Net Asset Value, end of period	$10.62

Total Investment Return(a)	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$577.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.04	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.04	%(c)
Net investment income	1.71	%(c)
Portfolio turnover rate	6	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

D22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
American Skandia Trust:

We have audited the accompanying statements of assets and liabilities of the American Skandia Trust (comprised of AST JPMorgan International Equity Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST MFS Global Equity Portfolio, AST Small-Cap Growth Portfolio, AST DeAM Small-Cap Growth Portfolio, AST Federated Aggressive Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Small-Cap Value Portfolio, AST DeAM Small-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST Mid-Cap Value Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST MFS Growth Portfolio, AST Marsico Capital Growth Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST DeAM Large-Cap Value Portfolio, AST Large-Cap Value Portfolio, AST AllianceBernstein Core Value Portfolio, AST Cohen & Steers Realty Portfolio, AST AllianceBernstein Managed Index 500 Portfolio, AST American Century Income & Growth Portfolio, AST AllianceBernstein Growth & Income Portfolio, AST Global Allocation Portfolio, AST American Century Strategic Balanced Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Global Bond Portfolio, AST High Yield Bond Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST PIMCO Total Return Bond Portfolio, AST Limited Maturity Bond Portfolio, AST Money Market Portfolio, AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Conservative Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or peri- ods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds ’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 14, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds comprising the American Skandia Trust as of December 31, 2006, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2007

E1

MANAGEMENT OF THE FUND
(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (73)	Trustee, Since 2003	77	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation; Board of Directors of IDT Corporation (2000-2006)

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation, formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (68)	Trustee, Since 2003	76	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (69)	Vice Chairman and Trustee, Since 2003	77	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University and formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (65)	Chairman and Trustee, Since 2003	76

Principal Occupations During Past 5 Years – Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O'Brien (56)	Trustee, Since 1992	76	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (since May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (67)	Trustee, Since 2001	76	Director (since April 2001) of New York Community Bank. Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (71)	Trustee, Since 1992	76	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

F1

Interested Trustees

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (49)	President and Trustee Since 2003	76	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In- Charge (September 1999-February 2003) of Prudential Investments LLC.

*Robert F. Gunia (60)	Vice President and Trustee Since 2003	154	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.;

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investments Services, Inc.

Officers

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (47)	Treasurer and Principal Financial and Accounting Officer Since 2003	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk (54)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48)	Assistant Secretary Since 2005	Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005);Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (35)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Lee D. Augsburger (47)	Chief Compliance Officer Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48)	Deputy Chief Compliance Officer Since 2007	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

F2

M. Sadiq Peshimam (43)	Assistant Treasurer Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42)	Assistant Treasurer Since 2006	Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Alan Fu (50)	Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew French (44)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance Officer (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 202-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).
** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.
**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F3

American Skandia Trust
Approval of Advisory Agreements

The Board of Trustees of AST (the Board), including the Independent Trustees, met on November 8-9, 2006 to consider the proposal of Prudential Investments LLC and American Skandia Investment Services, Inc. (together, the Co-Managers) to amend the Management Agreement to increase the investment management fee rate paid to the Co-Managers by the AST Global Allocation Portfolio (to be renamed the AST UBS Dynamic Alpha Portfolio). In advance of the meeting, the Trustees received materials relating to the recommendation to increase the investment management fee rate and UBS’ “dynamic alpha” investment strategy, and had the opportunity to ask questions and request additional information in connection with their consideration of the increased investment management fee. The materials included, among other things, a comparative analysis of the current effective investment management fee rate for the Global Allocation Portfolio and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Global Allocation Portfolio (i.e., variable insurance product funds in the Lipper Mixed-Asset Target Allocation Moderate Category), as well as a comparative analysis of the proposed investment management fee rate for the Dynamic Alpha Portfolio and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Dynamic Alpha Portfolio (i.e., variable insurance product funds in the Lipper Global Flexible Category).

At such meeting, the Board, including the Independent Trustees, approved this proposal. At the meeting, the Board also approved the execution of a subadvisory agreement relating to the Portfolio between the Co-Managers and UBS and certain changes to the Portfolio, investment objective, performance benchmark, and non-fundamental investment policies as outlined above. At the meeting, the Board received oral presentations from representatives of the Co-Managers and UBS and had the opportunity ask questions and obtain additional information about the proposal and UBS’ “dynamic alpha” investment strategy.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement are discussed separately below.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers are proposing the increased investment management fee rate for the Global Allocation Portfolio in order to make several changes to the Portfolio. In particular, an increased investment management fee rate would enable the Co-Managers to retain UBS as a subadviser to the Global Allocation Portfolio. As subadviser, UBS would implement its “dynamic alpha” investment strategy for the Portfolio. Pursuant to this investment strategy, the Portfolio would no longer be operated as a fund-of-funds. Instead, the Portfolio would invest substantially all of its assets directly in multiple asset classes on a global basis, and would utilize sophisticated derivative, currency, and long-short investment strategies that are designed to reduce market risk. The Global Allocation Portfolio does not use these sophisticated derivative, currency, and long-short investment strategies. The Board considered that the use of UBS’ “dynamic alpha”

American Skandia Trust
Approval of Advisory Agreements

investment strategy would entail an increase in the amount of time, oversight and attention that would be required of both the Co-Managers and UBS.

In order to pursue these sophisticated investment strategies, UBS must research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets and derivatives markets, and differences in legislation in different foreign jurisdictions. In turn, the use of UBS “dynamic alpha” strategy would entail an increase in the amount of time, oversight, and attention that would be required of the Co-Managers. In short, the Co-Managers believe that the proposed increased investment management fee rate would reflect the increased costs to be incurred by the Co-Managers and in turn, UBS, in managing the Portfolio under the sophisticated investment strategies described above.

The Board also noted that the Global Allocation Portfolio currently does not have a subadviser and that the new subadvisory agreement with UBS would result in the payment of subadvisory fees to UBS by the Co-Managers. The subadvisory fee to be paid to UBS would be reflective of the oversight required to manage a multi-asset class global fund that uses sophisticated derivative, currency, and long-short investment strategies. To that end, the Board noted that the increased management fee would not be wholly retained by the Co-Managers, but instead would largely be used by the Co-Managers to compensate UBS for its management of a fund like the Dynamic Alpha Portfolio.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Global Allocation Portfolio by the Co-Managers under the current Management Agreement and the nature and extent of services to be provided to the Dynamic Alpha Portfolio by the Co-Managers and UBS under the amended Management Agreement. The Board considered the Co-Managers’ representation that the nature and extent of services to be provided under the amended Management Agreement would be greater than that provided under the current Management Agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a fund-of funds to a multi-asset class global fund using sophisticated using sophisticated currency, derivative, and long-short investment strategies.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and UBS under the amended Management Agreement, and that there was a reasonable basis on which to conclude that the quality of investment advisory services to be provided by the Co-Managers and UBS under the amended Management Agreement would likely be high.

Historical Investment Performance of the Global Allocation Portfolio

The Board did not consider the historical investment performance of the Global Allocation Portfolio as a factor in approving the amended Management Agreement. The

American Skandia Trust
Approval of Advisory Agreements

Board noted that the current Management Agreement had been considered and renewed by the Board in June 2006 as part of its annual consideration of the renewal of the Global Allocation Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving UBS as a subadviser for the Portfolio and that UBS would be implementing a new investment strategy for the Portfolio. The Co-Managers provided information to the Board concerning the historical investment performance of retail mutual funds managed by UBS that have investment objectives and policies that are substantially similar to the projected investment objectives and policies for the Dynamic Alpha Portfolio. The Board noted that such funds generally outperformed their respective benchmark indexes for the relevant time periods. The Board also noted that UBS manages several retail mutual funds that focus on the various asset classes in which the Dynamic Alpha Portfolio will invest and that those retail mutual funds also generally outperformed their respective benchmark indexes for the relevant time periods.

Investment Management Fee Rates

Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees, classifies the Dynamic Alpha Portfolio, along with four other comparable funds, as Global Flexible Funds. The materials provided to the Board in advance of the meeting indicated that: (i) the median investment management fee for the Global Flexible Funds was lower than the proposed investment management fee rate for the Portfolio and (ii) the proposed investment management fee rate for the Portfolio would rank in the fourth quartile (i.e., most expensive) for the Global Flexible Funds. The Co-Managers explained to the Board that Lipper’s inclusion of the Dynamic Alpha Portfolio in the Lipper Global Flexible category was not entirely appropriate because the Lipper Global Flexible Funds generally do not use the derivative, long-short, and currency overlay strategies in the manner outlined above. The Co-Managers also explained to the Board that the use of these sophisticated strategies on a consistent basis requires an increase in the amount of time and resources required when compared to typical multi asset-class funds. The Co-Managers further explained to the Board that any conclusions drawn from a universe comprising only four other funds are of limited value. The Board also considered that UBS’ “dynamic alpha” investment strategy offered shareholders the potential for greater returns. In short, the Co-Managers explained to the Board that the Dynamic Alpha Portfolio will be a distinctive offering within the variable insurance product marketplace and that it should be evaluated accordingly. Based on the foregoing, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Co-Managers’ Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of

American Skandia Trust
Approval of Advisory Agreements

the Co-Managers under the existing Management Agreement as part of its annual consideration of the renewal of the Portfolio’s advisory agreement in June 2006, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for UBS would include breakpoints in the fee rate paid by the Co-Managers to UBS, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted that it will consider economies of scale as part of any future annual review of the Management Agreement.

Other Benefits to the Co-Managers or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the Portfolio’s advisory agreement in June 2006, and that it had determined any such benefits to be reasonable. The Board also noted that it will consider ancillary benefits as part of any future annual review of the Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and UBS at the meeting, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

New Subadvisory Agreement

The Board, including the Independent Trustees, met on November 8-9, 2006 to consider the Co-Managers’ proposal to enter into a subadvisory agreement with UBS. In advance of the meeting, the Trustees received materials relating to UBS and UBS’ “dynamic alpha” investment strategy, and had the opportunity to ask questions and request additional information in connection with their consideration of the new subadvisory agreement with UBS. The materials included, among other things, a comparative analysis of the proposed investment management fee rate for the Dynamic Alpha Portfolio and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Dynamic Alpha Portfolio (i.e., variable insurance product funds in the Lipper Global Flexible Category) and information concerning the proposed subadvisory fee.

American Skandia Trust
Approval of Advisory Agreements

At the meeting, the Board, including the Independent Trustees, approved the execution of a subadvisory agreement relating to the Portfolio between the Co-Managers and UBS and certain changes to the Portfolio’s investment objective, performance benchmark, and non-fundamental investment policies. At the meeting, the Board received oral presentations from representatives of the Co-Managers and UBS and had the opportunity ask questions and obtain additional information about the proposal and UBS’ “dynamic alpha” investment strategy. At such meeting, the Board, including the Independent Trustees, also approved an increase in the investment management fee rate for the Portfolio.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the new subadvisory agreement with UBS are discussed separately below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the Manager under the current management agreement and those that would be provided to the Portfolio by UBS under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that the Manager and UBS were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of UBS’ portfolio management team. The Board met in person with representatives of UBS and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to UBS’ organizational structure, senior management, investment operations, and other relevant information pertaining to UBS. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer (CCO) as to UBS, summarizing his level of comfort from a compliance perspective with respect to the Co-Managers’ recommendation to hire UBS.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment subadvisory services anticipated to be provided to the Portfolio by UBS and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by UBS under the new subadvisory agreements would likely be high.

Performance of Portfolio

The Board did not consider the historical investment performance of the Portfolio as a factor in approving the new subadvisory agreement. The Board noted that the current management agreement had been considered and renewed by the Board in June 2006 as part of its annual consideration of the renewal of the Portfolio’s management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

American Skandia Trust
Approval of Advisory Agreements

The Board also considered that it was approving UBS as a subadviser for the Portfolio and that UBS would be implementing a new investment strategy for the Portfolio. The Co-Managers provided information to the Board concerning the historical investment performance of retail mutual funds managed by UBS that have investment objectives and policies that are substantially similar to the projected investment objectives and policies for the proposed Dynamic Alpha Portfolio. The Board noted that such funds generally outperformed their respective benchmark indexes for the relevant time periods. The Board also noted that UBS manages several retail mutual funds that focus on the various asset classes in which the Dynamic Alpha Portfolio will invest and that those retail mutual funds also generally outperformed their respective benchmark indexes for the relevant time periods.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by the Co-Managers to UBS under the proposed new subadvisory agreement, including among other things, the fee rate payable to UBS by any other funds with investment objectives and policies substantially similar to those of the Portfolio. As a result of the above considerations, the Board concluded that UBS’s proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

UBS’ Profitability

Because the engagement of UBS is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Co-Managers pay the subadvisory fees to UBS. The Board also noted that will consider profitability as part of any future annual review of the new subadvisory agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended management agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for UBS would include breakpoints in the fee rate paid by the Co-Managers to UBS, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted that it will consider economies of scale as part of any future annual review of the new subadvisory agreement.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by UBS and its affiliates as a result of UBS’ relationship with the Portfolio. The Board concluded that any potential benefits to be derived by UBS included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

American Skandia Trust
Approval of Advisory Agreements

Conclusion
Based on the materials provided to the Trustees and the presentations made by the Co-Managers and UBS at the meeting, the Board concluded that approving the subadvisory agreement between the Co-Managers and UBS was in the best interests of the Portfolio and its shareholders.

American Skandia Life Assurance Corporation Tower One Corporate Shelton, CT 06484	Presorted Standard U.S. Postage PAID Louisville, KY Permit No. 1051

Annuities contain, fees, surrender charges, and terms for keeping it in force. Your licensed financial professional can provide you with costs and complete details. Annuities are issued by American Skandia
Life Assurance Corporation (“American Skandia”) and distributed by
American Skandia Marketing Incorporated, member SIPC.

American Skandia is solely responsible for its respective financial conditions and contractual obligations. Guarantees are based on the claims-paying ability of the issuing company. Both companies are located at One Corporate Drive, P.O. Box 883, Shelton, CT 06484.
All are Prudential Financial companies.

B1 AST	American Skandia A Prudential Financial Company

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $760,600 and $650,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY
on
Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,
•	a review of the safeguards put into place by the accounting firm to safeguard independence, and
•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
	■	Federal, state and local income tax compliance; and,
	■	Sales and use tax compliance
		➢	Timely RIC qualification reviews
		➢	Tax distribution analysis and planning
		➢	Tax authority examination services
		➢	Tax appeals support services
		➢	Accounting methods studies
		➢	Fund merger support services
		➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)     It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)    There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	American Skandia Trust

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	February 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/David R. Odenath
David R. Odenath
President and Principal Executive Officer

Date	February 22, 2007

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 22, 2007

* Print the name and title of each signing officer under his or her signature.